UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05555

SANFORD C. BERNSTEIN FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices)                    (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2010

Date of reporting period: March 31, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

SANFORD C. BERNSTEIN FUND, INC.

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

Intermediate Duration Portfolio

Short Duration Plus Portfolio

U.S. Government Short Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration New York Municipal Portfolio

Short Duration Diversified Municipal Portfolio

California Municipal Portfolio

New York Municipal Portfolio

Diversified Municipal Portfolio

SEMI-ANNUAL REPORT

MARCH 31, 2010

Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolio’s prospectus, an additional copy of which may be obtained by visiting our website at www.alliancebernstein.com and clicking on “Private Clients”, then “Investments,” then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.alliancebernstein.com and click on “Private Clients”, then “Investments,” then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports.”

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.alliancebernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

The Report of Independent Registered Public Accounting Firm can be found with the applicable Portfolio’s Schedules of Investments. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

Investment Products Offered:     •   Are Not FDIC Insured   •   May Lose Value   •   Are Not Bank Guaranteed

Portfolio Manager Commentaries

To Our Shareholders—May 25, 2010

This report provides management’s discussion of fund performance for the 12 portfolios of the Sanford C. Bernstein Fund, Inc. for the semi-annual reporting period ended March 31, 2010. Please note that information for the Overlay A, Overlay B, Tax-Aware Overlay A, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios of Sanford C. Bernstein Fund, Inc. may be found in a separate report.

Bernstein Tax-Managed International Portfolio

Investment Objective and Strategy

Bernstein Tax-Managed International Portfolio (the “Portfolio”) seeks to provide long-term capital growth through investments in equity securities of established foreign companies comprising the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, plus Canada. AllianceBernstein L.P. (the “Manager”) diversifies the Portfolio among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Manager will invest in companies in at least three countries (and normally substantially more) other than the United States. The Manager also diversifies the Portfolio’s investment portfolio between growth and value equity investment styles. The Manager selects international growth and international value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio.

The Portfolio seeks to minimize the impact of taxes on shareholders’ returns.

Normally, approximately 50% of the value of the Portfolio will consist of international value stocks and 50% will consist of international growth stocks. The Manager will rebalance the Portfolio as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the Portfolio may vary within a range. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%-60% before rebalancing occurs. Prior to 2003, 100% of the value of the Portfolio consisted of international value stocks.

Bernstein International Portfolio

Investment Objective and Strategy

Bernstein International Portfolio (the “Portfolio”) seeks to provide long-term capital growth through investments in equity securities of established foreign companies comprising the MSCI EAFE Index, plus Canada. The Manager diversifies the Portfolio among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Manager will invest in companies in at least three countries (and normally substantially more) other than the United States. The Manager also diversifies the Portfolio’s investment portfolio between growth and value equity investment styles. The Manager selects international growth and international value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio.

The Portfolio is managed without regard to tax considerations.

Normally, approximately 50% of the value of the Portfolio will consist of international value stocks and 50% will consist of international growth stocks. The Manager will rebalance the Portfolio as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the Portfolio may vary within a range. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%-60% before rebalancing occurs. Prior to 2003, 100% of the value of the Portfolio consisted of international value stocks.

The International Portfolios will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The International Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. The International Portfolios will generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The International Portfolios will also purchase foreign currency for immediate settlement in order to purchase foreign securities. In addition, the International Portfolios will generally invest a portion of their uncommitted cash balances

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Portfolio Manager Commentaries (continued)

in futures contracts to expose that portion of the International Portfolios to the equity markets. The International Portfolios may also make investments in less developed or emerging equity markets.

Investment Results

The chart on page 13 shows performance for the International Portfolios compared to their benchmark, the MSCI EAFE Index (cap-weighted, unhedged), for the six- and 12-month periods ended March 31, 2010.

Both International Portfolios outperformed the benchmark for the six-month period ended March 31, 2010. Favorable stock selection in the materials, consumer discretionary, health care and energy sectors was offset by an underweight in the outperforming consumer staples sector and stock selection in financials, technology and telecommunications.

Both International Portfolios underperformed the benchmark for the 12-month period ended March 31, 2010. The largest detractor from performance was an overweight and unfavorable stock selection in the telecommunications sector. Other negative contributors to performance included an overweight in the lagging energy sector and unfavorable stock selection in technology and consumer staples.

Market Review and Investment Strategy

The capital markets continue to recover from their steep decline in 2008 as global economic growth improves. The global economic recovery is being driven by strong gains in the emerging markets economies. The pick-up in emerging markets growth is resulting from both accelerating export activity and strong domestic demand which is acting as an important catalyst for the recovery in the industrialized economies. The global economic recovery is driving a broad- based corporate earnings recovery especially for companies that benefit from a revival in corporate and consumer spending or the recovery in the credit cycle. Other companies have seen better earnings growth owing to the strong demand from emerging markets economies.

In spite of the recovery, many investors remain cautious about the future, creating opportunities for those with a longer-term view. The deep corporate cost cutting over the last two years and more recent evidence of renewed revenue growth has improved operating leverage, especially for non-financial firms, and should allow companies to take advantage of improving business conditions. Many value stocks exposed to the most distressed parts of the global economy remain attractively-priced despite leaping ahead in the last year. Growth stocks, with their typically stronger balance sheets and more stable earnings, are poised to withstand weaker periods of economic growth and be in position to deliver better than expected earnings growth as economic growth continues to improve. Currently, growth stocks are priced at parity to their value counterparts. The International Portfolios remain well-positioned to take advantage of the rebound in corporate profitability while withstanding any inevitable risks.

Bernstein Emerging Markets Portfolio

Investment Objective and Strategy

Bernstein Emerging Markets Portfolio (the “Portfolio”) seeks to provide long-term capital growth through investments in equity securities of companies in emerging-market countries. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in securities of companies in emerging markets. For purposes of this policy, net assets include any borrowings for investment purposes. The Manager diversifies the investment portfolio between growth and value equity investment styles. The Manager selects emerging markets growth and emerging markets value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. Normally, approximately 50% of the value of the Portfolio will consist of emerging markets value stocks and 50% will consist of emerging markets growth stocks. The Portfolio will be rebalanced as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the Portfolio may vary within a narrow range. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%-60% before rebalancing occurs. Prior to May 2, 2005, 100% of the value of the Portfolio consisted of emerging markets value stocks.

The Portfolio will invest primarily in common stocks but may also invest in preferred stocks, Real Estate Investment Trusts (“REITs”), warrants and convertible securities of foreign issuers, including sponsored or unsponsored ADRs and GDRs. Under most conditions, the Portfolio intends to have its assets diversified among emerging-market countries, although this Portfolio may also invest in more developed country markets. In allocating the Portfolio’s assets among emerging-market countries, factors will be considered such as the geographical distribution of the Portfolio, the sizes of the stock markets represented and the various key economic characteristics of the countries. However, the Portfolio may not necessarily be

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Portfolio Manager Commentaries (continued)

diversified on a geographical basis. The Manager will also consider the transaction costs and volatility of each individual market. The Manager will hedge currency risk when it believes there is potential to enhance risk-adjusted returns. However, the currency exposures of this Portfolio will generally be unhedged. This is because currency hedging in emerging-market countries is often either subject to legal and regulatory controls or prohibitively expensive. In addition, the Portfolio may invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Portfolio to the equity markets. The Portfolio may also make investments in developed foreign securities that comprise the MSCI EAFE Index.

Investment Results

The chart on page 13 shows performance for the Portfolio compared with the benchmark, the MSCI Emerging Markets (EM) Index, for the six- and 12-month periods ended March 31, 2010.

The Portfolio outperformed the benchmark for both the six- and 12-month periods ended March 31, 2010. Performance leadership was mixed between the two time frames. The growth portfolio exceeded returns generated by both the benchmark and the value portfolio in the more recent, six-month period. The value portfolio outpaced its growth counterpart and the benchmark over the 12-month horizon.

The largest contributor to relative performance during the six-month period was stock selection in the industrial, energy and information technology sectors. Primary detractors in the same time frame included underweights in the materials and consumer staples sectors, an overweight in information technology and stock selection within financials.

For the 12-month period, stock selection proved most additive primarily in the financials, industrials and materials sectors. Detractors for this period were the Portfolio’s underweights in the materials and consumer staples sectors, and its overweight in the information technology sector.

Market Review and Investment Strategy

The very strong equity market recovery in emerging markets, which started in the second quarter of 2009, has continued over the past six months albeit at a slower pace. It appears that the global economic recovery continues to gain momentum, although some concerns about its sustainability remain, partly because of soaring sovereign debt levels. The global economic rebound is being driven by strong gains in emerging markets, where economic growth in most regions continues to outpace expectations, because of strong domestic demand. The resulting import growth in emerging-market economies is acting as an important catalyst in the recovery of industrialized economies.

The Portfolio’s underlying growth and value teams have trimmed positions in the more defensive sectors, while they have increased exposures to cyclical areas. For example, the value team sees attractive opportunities in the financial and consumer discretionary sectors. Likewise, the growth team favors stocks in the technology and industrials areas. The level of opportunity in the value and growth styles typically differs significantly, but the Blend Strategies Team believes the potential in both styles is greater than it has been in years—even after the dramatic market advance that started last year.

Bernstein Intermediate Duration Portfolio

Investment Objective and Strategy

Bernstein Intermediate Duration Portfolio (the “Portfolio”) seeks to provide safety of principal and a moderate to high rate of income that is subject to taxes. The Portfolio will seek to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by national rating agencies (or, if unrated, determined by the Manager to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US Government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, bank loan debt and preferred stock, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-US dollar-denominated foreign securities, and may invest without limit in fixed-income, US dollar-denominated foreign securities, in each case in developed or emerging-market countries. The Portfolio may use derivatives, such as options, futures, forwards and swaps. The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment grade (BB or below) by national rating agencies (commonly known as “junk bonds”). No more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by national rating agencies. The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions.

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Portfolio Manager Commentaries (continued)

Investment Results

The chart on page 13 shows performance for the Portfolio compared with the benchmark, the Barclays Capital Aggregate Bond Index, for the six- and 12-month periods ended March 31, 2010.

The Portfolio outperformed the benchmark for the six- and 12-month periods ended March 31, 2010. The Portfolio’s US Investment Grade: Core Fixed Income Team’s (the “Team’s”) positioning of the Portfolio to capitalize on record wide yield spreads of credit benefited the Portfolio’s performance for both time periods. The following positions contributed positively to performance: an overweight in investment-grade corporates and commercial mortgage-backed securities (CMBS), allocations to non-investment grade corporates and an underweight in Treasuries.

Market Review and Investment Strategy

The global economic recovery broadened in late 2009 and continued into early 2010 as evidence emerged that the US and euro-area economies had returned to positive growth, and many emerging economies in Asia posted near double-digit gains in economic growth. As the global economic rebound gained momentum and the corporate sector continued to strengthen, systemic risk in the markets dramatically receded. Risk assets, or non-government sectors of the bond market, extended their rally, and non-government debt continued to outperform government bonds as spreads narrowed further.

The six-month period ended March 31, 2010 was marked by the continued strong performance of investment-grade corporate bonds, which returned 3.68% during the period. Spreads continued to tighten to end the 12-month period at 150 basis points over Treasuries. Spreads on CMBS similarly continued to tighten as investor appetite for risk returned in the market. CMBS ended the period at 323 basis points over Treasuries. CMBS returned 12.68% for the six-month period.

In the Team’s view, opportunities in the credit markets are still attractive. While spreads have tightened significantly and are returning to their long-term averages, the economic recovery continues to provide support for corporates. The Team is maintaining the Portfolio’s overweight in higher-beta (or market-sensitive) corporate issues, although it has tempered some of its most aggressive overweights and the Portfolio’s holdings remain well diversified. The Team has also reduced the Portfolio’s exposure to CMBS, following the rally.

Bernstein Short Duration Plus Portfolio

Investment Objective and Strategy

Bernstein Short Duration Plus Portfolio (the “Portfolio”) seeks to provide safety of principal and a moderate rate of income that is subject to taxes. The Portfolio invests at least 80% of its total assets in securities rated A or better by national rating agencies (or, if unrated, determined by the Manager to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US Government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, bank loan debt and preferred stock, as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed or emerging-market countries. The Portfolio may use derivatives, such as options, futures, forwards and swaps. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment grade.

The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions.

Investment Results

The chart on page 13 shows performance for the Portfolio compared to the benchmark, the Bank of America Merrill Lynch (BofAML) 1-3 Treasury Index, for the six- and 12-month periods ended March 31, 2010.

The Portfolio outperformed its benchmark for the six- and 12-month periods. The US Investment Grade: Liquid Markets Structured Products Investment Team’s (the “Team’s”) positioning of the Portfolio to capitalize on the attractive yield spreads of non-government sectors benefited performance for the six-month period. The following positions contributed positively to performance: an underweight in Treasuries and overweights to asset-backed securities (ABS), investment grade corporates, mortgages and CMBS.

Market Review and Investment Strategy

The global economic recovery broadened in late 2009 and continued into early 2010 as evidence emerged that the US and Euro area economies had returned to positive growth, and many emerging economies in Asia posted near double-digit gains in economic growth. As the global economic rebound gained momentum and the corporate sector continued to strengthen, systemic risk in the markets dramatically receded. Risk assets extended their rally, non-government debt continued to outperform government bonds as spreads narrowed further.

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4	Sanford C. Bernstein Fund, Inc.

Portfolio Manager Commentaries (continued)

The semi-annual period was marked by the continued strong recovery of investment grade corporate bonds, which returned 3.68% during the six-month period. Spreads continued to tighten to end the 12-month period at 150 basis points over Treasuries. Spreads on ABS similarly continued to tighten as investor appetite for risk returned in the market. ABS ended the period at 68 basis points over Treasuries. ABS returned 3.59% for the semi-annual period.

With government bond yields still very low by historical standards, the Team continues to seek investment opportunities in non-government sectors of the bond market such as mortgages, ABS and investment grade corporates. In the Team’s view, opportunities in these sectors are still attractive. While spreads have tightened significantly and are returning to their long term averages, the economic recovery continues to provide support for non-government debt.

Bernstein US Government Short Duration Portfolio

Investment Objective and Strategy

Bernstein US Government Short Duration Portfolio (the “Portfolio”) seeks to provide safety of principal and a moderate rate of income that is generally exempt from state and local taxes. Under normal circumstances, the Portfolio invests at least 80% of its net assets in US Government and agency securities. For purposes of this policy, net assets include any borrowings for investment purposes. The Portfolio may also invest in high-quality money-market securities, which are securities that have remaining maturities of one year or less and are rated AA or better by Standard & Poor’s Corporation (“Standard & Poor’s”) or Fitch Ratings, Inc. (“Fitch”) or Aa or better by Moody’s Investors Services, Inc. (“Moody’s”) (or, if unrated, determined by the Manager to be of comparable quality). Additionally, up to 10% of the Portfolio’s total assets may be invested in other securities rated A or better by national rating agencies and comparably rated commercial paper and notes.

Many types of securities may be purchased by the Portfolio, including bills, notes, corporate bonds, inflation protected securities, mortgage-backed securities and asset-backed securities, as well as others. The Portfolio may use derivatives, such as options, futures, forwards and swaps. The income earned by the Portfolio is generally exempt from state and local taxes; however, states have different requirements for tax-exempt distributions and there is no assurance that your distributions from the Portfolio’s income will not be subject to the state and local taxes of your state.

The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions.

Investment Results

The chart on page 13 shows performance for the Portfolio compared with the benchmark, the BofAML 1-3 Year Treasury Index, for the six- and 12-month periods ended March 31, 2010.

The Portfolio outperformed its benchmark for the six- and 12-month periods ended March 31, 2010. The US Investment Grade: Liquid Markets Structured Products Investment Team’s (the “Team’s”) earlier positioning of the Portfolio to capitalize on the attractive yield spreads of non-Treasury sectors continued to benefit performance for both time periods. The following positions contributed positively to performance: an underweight in Treasuries and overweights in mortgages, collateralized mortgage obligations (CMOs) and ABS.

Market Review and Investment Strategy

The global economic recovery broadened in late 2009 and continued into early 2010 as evidence emerged that the US and euro-area economies had returned to positive growth, and many emerging economies in Asia posted near double-digit gains in economic growth. As the global economic rebound gained momentum and the corporate sector continued to strengthen, systemic risk in the markets dramatically receded. Risk assets extended their rally, and non-government debt continued to outperform government bonds as spreads narrowed further.

With government bond yields still very low by historical standards, the Team continues to seek investment opportunities in non-government sectors of the bond market such as mortgages and ABS. In the Team’s view, opportunities in these sectors are still attractive. While spreads have tightened significantly and are returning to their long term averages, the economic recovery continues to provide support for non-government debt.

Bernstein Short Duration California Municipal Portfolio

Investment Objective and Strategy

Bernstein Short Duration California Municipal Portfolio (the “Portfolio”) seeks to provide safety of principal and a moderate rate of return after taking account of federal and state taxes for

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California residents. As a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. In addition, as a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in a portfolio of municipal securities issued by the state of California or its political subdivisions, or otherwise exempt from California state income tax. For purposes of these policies, net assets include any borrowings for investment purposes. The Portfolio may also invest up to 20% of its net assets in fixed-income securities of US issuers that are not municipal securities if, in the Manager’s opinion, these securities will enhance the after-tax return for California investors.

Bernstein Short Duration New York Municipal Portfolio

Investment Objective and Strategy

Bernstein Short Duration New York Municipal Portfolio (the “Portfolio”) seeks to provide safety of principal and a moderate rate of return after taking account of federal, state and local taxes for New York residents. As a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. In addition, as a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in a portfolio of municipal securities issued by the state of New York or its political subdivisions, or otherwise exempt from New York state income tax. For purposes of these policies, net assets include any borrowings for investment purposes. The Portfolio may also invest up to 20% of its net assets in fixed-income securities of US issuers that are not municipal securities if, in the Manager’s opinion, these securities will enhance the after-tax return for New York investors.

Bernstein Short Duration Diversified Municipal Portfolio

Investment Objective and Strategy

Bernstein Short Duration Diversified Municipal Portfolio (the “Portfolio”) seeks to provide safety of principal and a moderate rate of return after taking account of federal taxes. As a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. For purposes of this policy, net assets include any borrowings for investment purposes. The Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state.

Each of the Bernstein Short Duration California Municipal, Bernstein Short Duration New York Municipal and Bernstein Short Duration Diversified Municipal Portfolios (the “Short Duration Municipal Portfolios”) invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Manager to be of comparable quality) and comparably rated municipal notes. Each of the Short Duration Municipal Portfolios may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rated agencies, which are not investment-grade. Each of the Short Duration Municipal Portfolios may use derivatives, such as options, futures, forwards and swaps. Each of the Short Duration Municipal Portfolios seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions.

Investment Results

The chart on page 13 shows performance for each of the Bernstein Short Duration Municipal Portfolios compared to their benchmark, the Barclays Capital 1-Year Municipal Index for the six- and 12-month periods ended March 31, 2010.

The Short Duration California Municipal Portfolio outperformed the benchmark for the six-month period, while the Short Duration New York Municipal and Short Duration Diversified Municipal Portfolios underperformed. Underperformance of the Short Duration New York Municipal Portfolio was almost exclusively due to security selection. The Short Duration Municipal Portfolios’ lowered interest-rate risk versus the benchmark hurt performance over the 12-month period, but contributed to performance over the six-month period, when interest rates rose modestly.

For the 12-month period, all three Short Duration Municipal Portfolios outperformed the benchmark, primarily due to sector selection: an overweight in essential purpose revenue bonds and a corresponding underweight in prerefunded bonds.

Market Review and Investment Strategy

Short-term municipal bond yields fluctuated in a narrow range over the annual period ended March 31, 2010, as the US Federal Reserve (the “Fed”) kept short-term interest rates at extraordinary low levels in an effort to promote both economic growth and risk-taking on the part of investors. The recession that began in December 2007 appeared to have ended in the summer of 2009 as the economy stabilized and began to expand. Improved growth helped reduce investors’ concerns about the budget shortfalls of many state and local governments. Signs of sustainable economic growth boosted

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yields modestly as the reporting period drew to a close. There was little doubt on the part of most investors that the Fed would eventually raise short-term interest rates. The only question was when.

Limited supply and strong investor demand support municipal bond prices. For example, the amount of tax-exempt municipals issued in 2009 fell 5% compared to the prior year, and was down almost 11% compared to 2007. Lower supply has meant that investors have had to compete for bonds, thereby bidding the prices up and keeping yields lower. Part of this decline in issuance can be traced to the Build America Bond Program, which has siphoned off tax-exempt bond issuance by providing a federal subsidy to encourage states and municipalities to issue taxable municipal bonds. Another reason for the decline in tax-exempt municipal bond issuance is the prospect of a sharp decline in issuance for refinancing purposes. The fall in interest rates since the middle of 2007 resulted in a lot of bond issuance to “refund” outstanding municipal bonds. In the past two years, a quarter of municipal bond issuance was for refunding purposes as state and local governments took advantage of historically low interest rates.1 At the same time, the top federal income tax rates are scheduled to rise at the end of 2010, thereby increasing the value of municipal bonds’ tax-exemption. Consequently, the demand for municipal bonds has risen.

Signs of sustainable economic growth were becoming more frequent as the reporting period drew to a close. Nevertheless, tax revenues of most state and municipal governments were still lower than 12 months earlier. At the same time, social service costs had risen with the recession, putting most state and local governments in very difficult financial straits. These financial problems will continue to dominate news headlines in the months ahead. Research from the Municipal Bond Investment Team (the “Team”) indicates that most issuers may successfully navigate this tough period, assuming they continue to muster the political will to make tough decisions. Fortunately, there are a number of municipal issuers that are well-insulated from the problems of state and local governments. By overweighting the Short Duration Municipal Portfolios in revenue bonds, such as those issued by water and sewer systems, electric utilities, airports and critical toll roads, the Team has mitigated the volatility often experienced by state and local governments in times of stress. Many of these revenue bonds are backed by the fees from essential systems. As a result, they continue to produce a level of revenues that not only provides for ongoing system operation and maintenance, but also for more than adequate coverage of debt service.

Bernstein California Municipal Portfolio

Investment Objective and Strategy

Bernstein California Municipal Portfolio (the “Portfolio”) seeks to provide safety of principal and maximize total return after taking account of federal and state taxes for California residents. As a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. In addition, as a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in a portfolio of municipal securities issued by the state of California or its political subdivisions, or otherwise exempt from California state income tax. For purposes of these policies, net assets include any borrowings for investment purposes. The Portfolio may also invest up to 20% of its net assets in fixed-income securities of US issuers that are not municipal securities if, in the Manager’s opinion, these securities will enhance the after-tax return for California investors.

Bernstein New York Municipal Portfolio

Investment Objective and Strategy

Bernstein New York Municipal Portfolio (the “Portfolio”) seeks to provide safety of principal and maximize total return after taking account of federal, state and local taxes for New York residents. As a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. In addition, as a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in a portfolio of municipal securities issued by the state of New York or its political subdivisions, or otherwise exempt from New York state income tax. For purposes of these policies, net assets include any borrowings for investment purposes. The Portfolio may also invest up to 20% of its net assets in fixed-income securities of US issuers that are not municipal securities if, in the Manager’s opinion, these securities will enhance the after-tax return for New York investors.

Bernstein Diversified Municipal Portfolio

Investment Objective and Strategy

Bernstein Diversified Municipal Portfolio (the “Portfolio”) seeks to provide safety of principal and maximize total return after taking account of federal taxes. As a matter of fundamental

[1]	Thomson Reuters. “A Decade of Municipal Bond Finance” April 30, 2010. http://www.bondbuyer.com/marketstatistics/decade_1/ (May 4, 2010).

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Portfolio Manager Commentaries (continued)

policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. For purposes of this policy, net assets include any borrowings for investment purposes. The Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state. The Portfolio may also invest up to 20% of its net assets in fixed-income securities of US issuers that are not municipal securities if, in the Manager’s opinion, these securities will enhance the after-tax return for Portfolio investors.

Each of the Bernstein California Municipal, Bernstein New York Municipal and Bernstein Diversified Municipal Portfolios (the “Municipal Portfolios”) invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Manager to be of comparable quality) and comparably rated municipal notes. Each Municipal Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade. Each of the Municipal Portfolios may use derivatives, such as options, futures, forwards and swaps. Each of the Municipal Portfolios seeks to maintain an effective duration of three and one-half to seven years under normal market conditions.

Investment Results

The chart on page 13 shows performance for the Municipal Portfolios compared with the benchmark, the Barclays Capital 5-Year General Obligation (GO) Municipal Index, and their peer group, as represented by the Lipper Short & Intermediate Term Blended Municipal Debt Fund Average, for the six- and 12-month periods ended March 31, 2010.

For the six-month period ended March 31, 2010, the California Municipal Portfolio outperformed the benchmark, while the Diversified and New York Municipal Portfolios underperformed the benchmark. The maturity structure of the Municipal Portfolios was not as concentrated around the five-year maturity range as the benchmark and this detracted from performance during the six-month period. An overweight in revenue bonds contributed to performance during the six-month period. For the 12-month period, the Diversified, New York and California Municipal Portfolios outperformed the benchmark, primarily due to their overweight in revenue bonds. Security selection in both the revenue and tax supported bond sectors also contributed modestly to performance.

Relative to their peer groups, the results were mixed. The Municipal Portfolios strongly outperformed their Lipper Averages during the six-month period, as interest rates rose in response to signs of stronger economic growth. The relative performance of the California and Diversified Municipal Portfolios was more consistent with that of their benchmark over both periods. The New York Municipal Portfolio outperformed the Lipper Average for the 12-month period. The California and Diversified Municipal Portfolios underperformed their Lipper Average for the 12-month period, when municipal interest rates fell modestly. The Municipal Portfolios all have less interest-rate sensitivity than their peers and, as a result, should continue to experience less volatility as well.

Market Review and Investment Strategy

One of the largest concerns on investors’ minds today is the potential for an increase in interest rates. While the Fed may raise short-term interest rates later in 2010, favorable supply-and-demand factors should keep tax-exempt municipal bond prices higher and yields lower than they would otherwise be for some time. The Build America Bond Program has reduced tax-exempt bond issuance by providing a significant federal subsidy to states and municipalities that issue taxable municipal bonds. The prospect of a sharp decline in issuance for refinancing purposes should also limit tax-exempt issuance. The fall in interest rates since the middle of 2007 resulted in a lot of bond issuance to “refund” outstanding municipal bonds. In the past two years, 24% of municipal bond issuance was for refunding purposes1, as state and local governments sought to take advantage of historically low interest rates. While supply is likely to be limited, investor demand for tax-exempt municipal bonds should remain strong due to expected increases in federal income tax rates.

As the reporting period drew to a close, the financial problems of state and local governments dominated news headlines as political leaders mustered the will to address their budget shortfalls. Fortunately, many other municipal bond issuers were well-insulated from the problems of state and local governments. Revenue bonds, such as those issued by water and sewer systems, electric utilities, airports, and critical toll roads are backed by the fees from essential systems. As a result, they continued to produce levels of revenues that not only provided for ongoing system operation and maintenance, but also for more than adequate coverage of debt service. For well over a year the Municipal Bond Investment Team (the “Team”) has emphasized such bonds in the Portfolios,

[1]	Thomson Reuters. “A Decade of Municipal Bond Finance” April 30, 2010. http://www.bondbuyer.com/marketstatistics/decade_1/ (May 4, 2010).

(Portfolio Manager Commentaries continued on next page)

8	Sanford C. Bernstein Fund, Inc.

Portfolio Manager Commentaries (continued)

reducing exposure to the more volatile tax-supported sector. For this reason, the Team believes the Portfolios are well positioned to weather the difficult period ahead, and does not expect defaults or bankruptcies to have any meaningful impact.

2010 Semi-Annual Report	9

Historical Performance

An Important Note About the Value of Historical Performance

The performance shown on page 13 represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting alliancebernstein.com and clicking on “Private Clients”, then “Investments,” then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports.”

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Certain Bernstein Emerging Markets Portfolio performance data presented herein do not reflect the deduction of purchase and redemption fees, which, if reflected, would reduce the level of performance quoted. All fees and expenses related to the operation of the Portfolios have been deducted, except as noted for Bernstein Emerging Markets Portfolio. Bernstein Tax-Managed International Portfolio, Bernstein International Portfolio and Bernstein Emerging Markets Portfolio returns throughout this report include dividends net of withholding taxes.

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index is a market capitalization-weighted index that measures stock performance in 21 countries in Europe, Australasia and the Far East. The MSCI Emerging Markets (EM) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The MSCI EAFE Index and MSCI EM Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. The Lipper Emerging Markets Index represents the performance for funds that have generally similar investment objectives to their respective Bernstein portfolios, although some may have different investment policies and sales and management fees. The Barclays Capital Aggregate Bond Index represents the US investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The Bank of America Merrill Lynch (BofAML) 1-3 Year Treasury Index is composed of US Treasury obligations with remaining maturities of 1-2.99 years. The Barclays Capital 5-Year General Obligation Municipal Index is a total-return performance benchmark for the intermediate-term, investment-grade tax-exempt bond market. The Barclays Capital 1-Year Municipal Index is a total-return performance benchmark for the short-term municipal bond market with maturities of up to 1.99 years. Lipper Composites are the equal-weighted average returns of the funds in the relevant Lipper Inc. categories; the average fund in a category may differ in composition from the portfolios. Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Bernstein Tax-Managed International and International Portfolios: Substantially all of the Portfolios’ assets will be invested in foreign securities. Foreign markets can be more volatile than the US market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Portfolios will invest in foreign currency-denominated securities, fluctuations in the value of the Portfolios’ investments may be magnified by changes in foreign exchange rates. Because the Portfolios allocate their investments between “growth” and “value” stocks, an investment in the Portfolios is subject to the risk that this allocation will result in lower returns when one style is outperforming another than if the Portfolios had invested entirely in the outperforming style. In addition, the transaction costs associated with the systematic rebalancing of the Portfolios may be significant over time. The Tax-Managed International Portfolio may employ strategies that take into account the tax impact of buy and sell decisions on the Portfolio’s shareholders. While the Portfolio seeks to maximize after-tax returns, there can be no assurance that the strategies will be effective, and the use of these strategies may affect the gross returns of the Portfolio. The Lipper International

(Historical Performance continued on next page)

10	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Large-Cap Core Average contains funds that invest at least 75% of their equity assets in companies strictly outside of the US with market capitalizations (on a three-year weighted basis) above Lipper’s US Diversified Equity large-cap floor.

Bernstein Emerging Markets Portfolio: This Portfolio invests a significant amount of its assets in foreign securities which involves risks not associated with US investments, including currency fluctuations, accounting differences and political instability and economic changes. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Because the Portfolio allocates between “growth” and “value” stocks, an investment in the Portfolio is subject to the risk that this allocation will result in lower returns when one style is outperforming another than if the Portfolio had invested entirely in the outperforming style. In addition, the transaction costs associated with the systematic rebalancing of the Portfolio may be significant over time. The Lipper Emerging Markets Index contains funds that seek either current income or total return by investing at least 65% of total assets in emerging market securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures. This index represents the performance for funds that have generally similar investment objectives to their respective Bernstein portfolios, although some may have different investment policies and sales and management fees.

Bernstein Intermediate Duration, Bernstein Short Duration Plus, Bernstein US Government Short Duration, Bernstein Short Duration Diversified Municipal, Bernstein Diversified Municipal, Bernstein Short Duration California Municipal, Bernstein Short Duration New York Municipal, Bernstein California Municipal and Bernstein New York Municipal Portfolios: The Portfolios invest principally in bonds and other fixed-income securities. Price fluctuation may be caused by changes in the general level of interest rates or changes in bond credit-quality ratings. Increases in interest rates may cause the value of the Portfolios’ investments to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Investments in the Portfolios are not guaranteed. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. High-yield bonds involve a greater risk of default and price volatility than other bonds. Investing in non-investment-grade securities presents special risks, including credit risk.

Bernstein Short Duration Plus and Bernstein Intermediate Duration Portfolios: Both of these Portfolios can invest in foreign securities. Investing in foreign securities entails special risks, such as potential political and economic instability, greater volatility and less liquidity. In addition, there is the possibility that changes in value of a foreign currency will reduce the US dollar value of securities denominated in that currency. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability.

Bernstein Intermediate Duration, Bernstein Short Duration Plus, Bernstein Short Duration Diversified Municipal and Bernstein Diversified Municipal Portfolios: Bernstein Intermediate Duration Portfolio can invest up to 25% of its assets in below-investment-grade bonds, whereas the other three Portfolios can invest up to 20% of their assets in below-investment-grade bonds (“junk bonds”), which are subject to greater risk of loss of principal and interest, as well as the possibility of greater market risk, than higher-rated bonds.

Bernstein Short Duration California Municipal, Bernstein Short Duration New York Municipal, Bernstein California Municipal and Bernstein New York Municipal Portfolios: These Portfolios can invest up to 20% of their assets in below investment- grade bonds (“junk bonds”), which are subject to greater risk of loss of principal and interest, as well as the possibility of greater market risk, than higher-rated bonds. The Portfolios are “non-diversified” and therefore may hold more concentrated positions and be subject to certain additional risks than a “diversified” portfolio.

New York Municipal, Bernstein California Municipal and Bernstein New York Municipal Portfolios: The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the

(Historical Performance continued on next page)

2010 Semi-Annual Report	11

Historical Performance (continued from previous page)

insurance feature. In purchasing such insured securities, the Manager evaluates the risk and return of municipal securities through its own research. The ratings of most insurance companies have been downgraded and it is possible that an insurance company may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

All Bernstein Portfolios: In order to achieve their investment objectives, the Portfolios may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. Each Portfolio’s risks are fully discussed in its prospectus.

(Historical Performance continued on next page)

12	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Sanford C. Bernstein Fund Portfolios vs. Their Benchmarks and Lipper Averages

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH MARCH 31, 2010	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
Tax-Managed International	3.48%	52.15%	0.14%	2.40%	6.62%	6/22/1992
Return after taxes on Distributions*	3.42	52.07	-0.72	1.63	5.47
Return after taxes on distributions and sale of shares*	2.85	34.77	0.64	2.21	5.55
International	3.65	51.83	0.28	2.63	3.26	4/30/1999
MSCI EAFE Index	3.06	54.44	3.75	1.27
Lipper International Large-Cap Core Average	3.48	51.38	2.98	-0.55

Emerging Markets						12/15/1995
Before deduction of purchase and redemption fees	11.98	87.72	12.79	13.30	9.64
After deduction of purchase and redemption fees**	9.76	83.98	12.11	12.96	9.41
MSCI Emerging Markets Index	11.16	81.08	15.65	9.82
Lipper Emerging Markets Index	11.14	84.45	13.86	9.07

Intermediate Duration†	4.50	19.22	5.51	5.71	6.81	1/17/1989
Barclays Capital Aggregate Bond Index	1.99	7.69	5.44	6.29
Lipper Intermediate Investment Grade Debt Fund Average	3.51	15.35	4.04	5.10

Short Duration Plus	2.21	6.67	2.70	3.55	5.10	12/12/1988
US Government Short Duration	0.87	2.57	3.44	3.85	5.05	1/3/1989
BofA Merrill Lynch 1-3 Year Treasury Index	0.73	1.41	4.24	4.42
Lipper Short-Term Investment Grade Debt Fund Average	2.56	9.48	2.58	3.38
Lipper Short-Term US Government Debt Fund Average	1.32	3.62	3.65	3.86

Short Duration Diversified Municipal	0.89	2.79	3.02	3.03	3.36	10/3/1994
Short Duration California Municipal	0.93	2.62	2.93	2.75	3.14	10/3/1994
Short Duration New York Municipal	0.52	2.44	2.96	2.88	3.19	10/3/1994
Barclays Capital 1-Year Municipal Index	0.90	2.41	3.49	3.39
Lipper Short-Term Municipal Debt Fund Average	0.59	3.04	2.45	2.77

Diversified Municipal	0.98	5.66	3.98	4.40	5.19	1/9/1989
California Municipal	1.29	6.19	3.86	4.13	4.93	8/6/1990
New York Municipal	0.58	6.36	4.00	4.37	5.22	1/9/1989
Barclays Capital 5-Year GO Municipal Index	1.12	5.62	4.90	5.18
Lipper Short & Intermediate Term Blended Municipal Debt Fund Average	0.38	6.23	3.25	3.87

†	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended March 31, 2010, by 0.01%.

*	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plan or individual retirement accounts.

**	Prior to May 2, 2005, the Portfolio imposed a 2% fee on purchases and redemptions. Effective May 2, 2005, the fees were reduced from 2% to 1%. The fees are retained by the Portfolio, not paid to Bernstein.

See Historical Performance and Benchmark Disclosures on pages 10–15.

(Historical Performance continued on next page)

2010 Semi-Annual Report	13

Historical Performance (continued from previous page)

Foreign Stock Portfolios	Taxable Bond Portfolios
Tax-Managed International	Intermediate Duration
Growth of $25,000	Growth of $25,000

International	Short Duration Plus
Growth of $25,000	Growth of $25,000

Emerging Markets	US Government Short Duration
Growth of $25,000	Growth of $25,000

Each chart shows the growth of $25,000 for the 10–year period ending March 31, 2010.

†	Reflects the growth of $25,000 in the Portfolio after the deduction of the purchase fee each investor must pay to the Portfolio upon making an investment in the Portfolio (except for reinvested capital gains and dividends) and the redemption fee payable on closing out an investment in the Portfolio. The starting point for the indices is $25,000. The starting point for the Portfolio is $24,750, which reflects the deduction of the 1% fee. Before purchase and redemption charges and excluding these fees, an investment of $25,000 in this Portfolio would have increased to $87,126. The purchase fee is taken out of the first month’s return and the redemption fee is taken out of the last month’s return. Prior to May 2, 2005, the Portfolio imposed a 2% fee on purchases and redemptions. Effective May 2, 2005, the fees were reduced from 2% to 1%. The fees are retained by the Portfolio, not paid to Bernstein.

See Historical Performance and Benchmark Disclosures on pages 10–15.

(Historical Performance continued on next page)

14	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Municipal Bond Portfolios
Short Duration Diversified Municipal	Diversified Municipal
Growth of $25,000	Growth of $25,000

Short Duration California Municipal	California Municipal
Growth of $25,000	Growth of $25,000

Short Duration New York Municipal	New York Municipal
Growth of $25,000	Growth of $25,000

Each chart shows the growth of $25,000 for the 10–year period ending March 31, 2010.

See Historical Performance and Benchmark Disclosures on pages 10–15.

2010 Semi-Annual Report	15

Fund Expenses—March 31, 2010 (Unaudited)

Fund Expenses—As a shareholder of the Fund, you incur two types of costs: (1) in the case of the Emerging Markets Portfolio only, transaction fees (1% of amounts invested or redeemed at the time of such purchase or redemption) and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE OCTOBER 1, 2009	ENDING ACCOUNT VALUE MARCH 31, 2010	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
Tax-Managed International Class Shares
Actual	$1,000	$1,034.77	$5.73	1.13%
Hypothetical (5% return before expenses)	$1,000	$1,019.30	$5.69	1.13%

International Class Shares
Actual	$1,000	$1,036.50	$5.94	1.17%
Hypothetical (5% return before expenses)	$1,000	$1,019.10	$5.89	1.17%

Emerging Markets Class Shares
Actual	$1,000	$1,119.84	$7.50	1.42%
Hypothetical (5% return before expenses)	$1,000	$1,017.85	$7.14	1.42%

Intermediate Duration Class Shares
Actual	$1,000	$1,045.00	$2.86	0.56%
Hypothetical (5% return before expenses)	$1,000	$1,022.14	$2.82	0.56%

U.S. Government Short Duration Class Shares
Actual	$1,000	$1,008.68	$3.10	0.62%
Hypothetical (5% return before expenses)	$1,000	$1,021.84	$3.13	0.62%

Short Duration Diversified Municipal Class Shares
Actual	$1,000	$1,008.84	$3.01	0.60%
Hypothetical (5% return before expenses)	$1,000	$1,021.94	$3.02	0.60%

Short Duration California Municipal Class Shares
Actual	$1,000	$1,009.31	$3.21	0.64%
Hypothetical (5% return before expenses)	$1,000	$1,021.74	$3.23	0.64%

Short Duration New York Municipal Class Shares
Actual	$1,000	$1,005.16	$3.00	0.60%
Hypothetical (5% return before expenses)	$1,000	$1,021.94	$3.02	0.60%

Diversified Municipal Class Shares
Actual	$1,000	$1,009.76	$2.81	0.56%
Hypothetical (5% return before expenses)	$1,000	$1,022.14	$2.82	0.56%

California Municipal Class Shares
Actual	$1,000	$1,012.92	$3.11	0.62%
Hypothetical (5% return before expenses)	$1,000	$1,021.84	$3.13	0.62%

New York Municipal Class Shares
Actual	$1,000	$1,005.76	$3.05	0.61%
Hypothetical (5% return before expenses)	$1,000	$1,021.89	$3.07	0.61%

Short Duration Plus Class Shares
Actual	$1,000	$1,022.13	$3.08	0.61%
Hypothetical (5% return before expenses)	$1,000	$1,021.89	$3.07	0.61%

*	Expenses are equal to each Class’s annualized expense ratio, shown in the table above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half-year period).

16	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—March 31, 2010 (Unaudited)

Tax-Managed International
Country Breakdown*	Sector Breakdown*
	Financials	21.9%
	Industrials	12.2
	Energy	10.5
	Consumer Discretionary	10.0
	Materials	9.8
	Health Care	9.2
	Consumer Staples	9.0
	Information Technology	7.0
	Telecommunication Services	6.2
	Utilities	2.5
	Short-Term	1.7

*	All data are as of March 31, 2010. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. ‘Other’ country weightings represent 1.3% or less in the following countries: Austria, Finland, Ireland, New Zealand, Norway, Singapore, Sweden and United States. Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market.

International
Country Breakdown*	Sector Breakdown*
	Financials	21.9%
	Industrials	12.4
	Energy	10.6
	Consumer Discretionary	10.0
	Materials	9.8
	Health Care	9.5
	Consumer Staples	8.9
	Information Technology	7.1
	Telecommunication Services	6.0
	Utilities	2.3
	Short-Term	1.5

*	All data are as of March 31, 2010. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. ‘Other’ country weightings represent 1.3% or less in the following countries: Finland, Ireland, New Zealand, Norway, Singapore, Sweden and United States. Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market.

2010 Semi-Annual Report	17

Portfolio Summary—March 31, 2010 (Unaudited) (continued)

Emerging Markets
Country Breakdown*	Sector Breakdown*
	Financials	27.5%
	Information Technology	17.4
	Materials	15.6
	Energy	12.8
	Consumer Discretionary	7.6
	Industrials	7.1
	Telecommunication Services	4.9
	Consumer Staples	2.6
	Utilities	2.6
	Health Care	1.6
	Short-Term	0.3

*	All data are as of March 31, 2010. The Portfolio’s sector and country breakdowns are expressed as a percentage of each Portfolio’s total investments and may vary over time. Other country weightings represent 2.0% or less in the following countries: Australia, Canada, Cayman Islands, Chile, Egypt, Hong Kong, Hungary, Indonesia, Kazakhstan, Malaysia, Peru, Qatar, Singapore and United Arab Emirates. Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

18	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—March 31, 2010 (Unaudited) (continued)

Intermediate Duration
Security Type Breakdown *

Short Duration Plus
Security Type Breakdown *

US Government Short Duration
Security Type Breakdown*

*	All Data are as of March 31, 2010. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time.

2010 Semi-Annual Report	19

Portfolio Summary—March 31, 2010 (Unaudited) (continued)

Short Duration California Municipal
Quality Rating Breakdown*	State Breakdown*
Highest of S&P, Moody’s and Fitch

*	All data are as of March 31, 2010. The Portfolios’ quality rating breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services, Moody’s Investors Services, Inc. and Fitch Ratings, Ltd. Quality breakdown is the measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst). Pre-refunded bonds, which are escrowed by US Government Securities, have been rated AAA by the Adviser. NR represents securities which are not rated.

Short Duration New York Municipal
Quality Rating Breakdown*	State Breakdown
Highest of S&P, Moody’s and Fitch

*	All data are as of March 31, 2010. The Portfolios’ quality rating break downs are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services, Moody’s Investors Services, Inc. and Fitch Ratings, Ltd. Quality breakdown is the measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst). Pre-refunded bonds, which are escrowed by US Government Securities, have been rated AAA by the Adviser. NR represents securities which are not rated

20	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—March 31, 2010 (Unaudited) (continued)

Short Duration Diversified Municipal
Quality Rating Breakdown*	State Breakdown*
Highest of S&P, Moody’s and Fitch

*	All data are as of March 31, 2010. The Portfolios’ quality rating break downs are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services, Moody’s Investors Services, Inc. and Fitch Ratings, Ltd. Quality breakdown is the measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst). Pre-refunded bonds, which are escrowed by US Government Securities, have been rated AAA by the Adviser. NR represents securities which are not rated

+	“Other” represents less than 3.0% weightings in 18 different states.

California Municipal
Quality Rating Breakdown*	State Breakdown*
Highest of S&P, Moody’s and Fitch

*	All data are as of March 31, 2010. The Portfolios’ quality rating break downs are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services, Moody’s Investors Services, Inc. and Fitch Ratings, Ltd. Quality breakdown is the measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst). Pre-refunded bonds, which are escrowed by US Government Securities, have been rated AAA by the Adviser. NR represents securities which are not rated

**	“Other” represents less than 0.1% weightings in 4 different states.

2010 Semi-Annual Report	21

Portfolio Summary—March 31, 2010 (Unaudited) (continued)

Intermediate New York Municipal
Quality Rating Breakdown*	State Breakdown
Highest of S&P, Moody’s and Fitch

*	All data are as of March 31, 2010. The Portfolios’ quality rating break downs are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services, Moody’s Investors Services, Inc. and Fitch Ratings, Ltd. Quality breakdown is the measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst). Pre-refunded bonds, which are escrowed by US Government Securities, have been rated AAA by the Adviser. NR represents securities which are not rated

**	“Other” represents less than 0.3% in 6 different states.

Intermediate Diversified Municipal
Quality Rating Breakdown*	State Breakdown*
Highest of S&P, Moody’s and Fitch

*	All data are as of March 31, 2010. The Portfolios’ quality rating break downs are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services, Moody’s Investors Services, Inc. and Fitch Ratings, Ltd. Quality breakdown is the measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst). Pre-refunded bonds, which are escrowed by US Government Securities, have been rated AAA by the Adviser. NR represents securities which are not rated

+	“Other” represents less than 2.4% weightings in 24 different states.

22	Sanford C. Bernstein Fund, Inc.

Statement of Assets and Liabilities—March 31, 2010 (Unaudited)

	TAX-MANAGED INTERNATIONAL PORTFOLIO	INTERNATIONAL PORTFOLIO	EMERGING MARKETS PORTFOLIO
ASSETS
Investments in securities at value	$5,264,488,060	$2,346,721,173	$2,044,088,922
Foreign currencies, at value (a)	72,769,621	24,961,903	8,631,814
Cash in bank (b)	1,288,365	504,142	4,477
Receivables:
Dividends and interest	12,654,110	5,665,930	4,289,123
Investment securities sold and foreign currency transactions	7,265,518	3,882,902	21,337,474
Foreign withholding tax reclaims	10,502,174	3,578,995	79,679
Capital shares sold	5,249,432	2,483,509	1,629,222
Unrealized appreciation of forward currency exchange contracts	60,210,846	5,279,722	0

Total assets	5,434,428,126	2,393,078,276	2,080,060,711

LIABILITIES
Payables :
Investment securities purchased and foreign currency transactions	50,818,818	15,811,094	18,108,968
Management fee	3,813,962	1,761,289	1,902,977
Capital shares redeemed	2,342,742	2,609,890	1,587,819
Shareholder servicing fee	1,117,627	493,200	427,970
Transfer Agent fee	16,578	21,265	30,833
Distribution fee	2,801	14,016	0
Foreign capital gains taxes	0	0	4,774,383
Margin owed to broker on futures contracts	157,866	14,143	0
Accrued expenses	357,426	214,473	113,653
Unrealized depreciation of forward currency exchange contracts	36,385,037	6,403,986	0

Total liabilities	95,012,857	27,343,356	26,946,603

NET ASSETS (c)	$5,339,415,269	$2,365,734,920	$2,053,114,108

Cost of investments	$4,839,360,670	$2,134,544,570	$1,573,498,068

SHARES OF CAPITAL STOCK OUTSTANDING			69,222,727

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE			$29.66

NET ASSETS CONSIST OF:
Capital stock, at par*	$346,782	$155,043	$69,223
Additional paid-in capital	7,003,571,215	3,304,737,173	1,887,929,308
Undistributed net investment income/(excess distributions)	16,148,630	2,548,314	(2,727,912)
Accumulated net realized loss on investment and foreign currency transactions	(2,131,650,854)	(1,153,303,774)	(298,141,502)
Unrealized appreciation/(depreciation) of:
Investments and futures transactions	426,065,373	212,424,726	465,816,471 †
Foreign currency denominated assets and liabilities	24,934,123	(826,562)	168,520

	$5,339,415,269	$2,365,734,920	$2,053,114,108

(a) Cost: $72,435,447, $24,900,605 and $8,609,914, respectively. (Note 1)

(b) An amount of $1,288,186 and $503,320 has been segregated to collateralize margin requirements for open futures contracts outstanding at March 31, 2010 for the Tax-Managed International Portfolio and International Portfolio, respectively.

(c) See page 24 for share class information on net asset value, offering price, and redemption price per share of the Tax-Managed International and International Portfolios.

* The Sanford C. Bernstein Fund, Inc. has authorized 12.6 billion shares of common stock with par value of $.001 per share.

† Net of accrued foreign capital gains taxes of $4,774,383.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

2010 Semi-Annual Report	23

Statement of Assets and Liabilities—March 31, 2010 (Unaudited) (continued)

	TAX-MANAGED INTERNATIONAL PORTFOLIO	INTERNATIONAL PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
Tax-Managed International Class Shares
Net Assets	$5,333,470,997
Shares of capital stock outstanding	346,391,685

Net asset value, offering and redemption price per share	$15.40

International Class Shares
Net Assets		$2,336,733,824
Shares of capital stock outstanding		153,129,686

Net asset value and offering price per share		$15.26

Class A Shares
Net Assets	$3,723,069	$17,655,521
Shares of capital stock outstanding	243,778	1,162,352

Net asset value and redemption price per share	$15.27	$15.19
Sales charge—4.25% of public offering price	0.68	0.67

Maximum offering price	$15.95	$15.86

Class B Shares
Net Assets	$372,397	$1,772,791
Shares of capital stock outstanding	24,609	117,557

Net asset value and offering price per share	$15.13	$15.08

Class C Shares
Net Assets	$1,848,806	$9,572,784
Shares of capital stock outstanding	122,119	633,838

Net asset value and offering price per share	$15.14	$15.10

24	Sanford C. Bernstein Fund, Inc.

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2006 Annual Report	25

Statement of Assets and Liabilities—March 31, 2010 (Unaudited) (continued)

	INTERMEDIATE DURATION PORTFOLIO		U.S. GOVERNMENT SHORT DURATION PORTFOLIO

ASSETS
Investments in securities at value	$5,542,315,993		$177,469,546
Cash in bank	722,000	(a)	7,826
Receivables:
Dividends and interest	56,618,797		572,722
Investment securities sold	5,481,962		11,377,101
Capital shares sold	11,590,425		56,763
Margin due from broker on futures contracts	178,125		0
Unrealized appreciation of forward currency exchange contracts	571,793		0
Other asset	3,543,639	(b)	0

Total assets	5,621,022,734		189,483,958

LIABILITIES
Due to custodian	2,255,579		0
Payables:
Dividends to shareholders	5,862,566		53,774
Investment securities purchased	193,956,216		12,524,035
Capital shares redeemed	7,062,274		754,415
Management fee	1,993,785		68,838
Shareholder servicing fee	460,455		15,298
Transfer Agent fee	7,790		3,450
Accrued expenses	253,654		25,826
Unrealized depreciation of forward currency exchange contracts	101,917		0

Total liabilities	211,954,236		13,445,636

NET ASSETS	$5,409,068,498		$176,038,322

Cost of investments	$5,485,710,011		$176,438,521

SHARES OF CAPITAL STOCK OUTSTANDING	401,212,715		13,819,676

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$13.48		$12.74

NET ASSETS CONSIST OF:
Capital stock, at par*	$401,213		$13,820
Additional paid-in capital	5,362,292,166		175,006,964
Undistributed net investment income/(excess distributions)	(7,702,458)		(84,128)
Accumulated net realized gain (loss) on investment and foreign currency transactions	(3,459,563)		70,641
Unrealized appreciation/(depreciation) of:
Investments and futures transactions	57,069,483		1,031,025
Foreign currency denominated assets and liabilities	467,657		0

	$5,409,068,498		$176,038,322

(a) An amount of $722,000 has been segregated to collateralize margin requirements for the open futures contracts at March 31, 2010.

(b) See Note 5.

* The Sanford C. Bernstein Fund, Inc. has authorized 12.6 billion shares of common stock with par value of $.001 per share.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

26	Sanford C. Bernstein Fund, Inc.

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO	SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

$574,985,842	$119,574,477	$257,641,997
25,267	327	398

6,750,445	1,530,712	3,193,318
13,305,608	5,004,924	3,097,766
2,692,926	1,397,105	176,425
0	0	0
0	0	0
27,865	0	0

597,787,953	127,507,545	264,109,904

0	0	0

258,171	67,092	127,482
18,497,741	2,236,437	3,187,410
5,139,532	119,674	811,196
220,452	47,313	100,526
48,991	10,481	22,339
827	1,396	1,359
23,242	16,328	16,363
0	0	0

24,188,956	2,498,721	4,266,675

$573,598,997	$125,008,824	$259,843,229

$573,451,470	$119,288,145	$256,591,619

45,242,931	9,923,720	20,715,713

$12.68	$12.60	$12.54

$45,243	$9,924	$20,716
571,439,585	124,747,788	259,148,170
(20,116)	(18,341)	(767)
599,913	(16,879)	(375,268)

1,534,372	286,332	1,050,378
0	0	0

$573,598,997	$125,008,824	$259,843,229

2010 Semi-Annual Report	27

Statement of Assets and Liabilities—March 31, 2010 (Unaudited) (continued)

	DIVERSIFIED MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	NEW YORK MUNICIPAL PORTFOLIO

ASSETS
Investments in securities at value	$5,499,583,335	$1,251,681,514	$1,917,608,361
Cash in bank	458	84	612
Receivables:
Interest	66,193,211	16,332,644	23,474,314
Investment securities sold	1,040,000	20,000	9,150,000
Capital shares sold	17,284,821	2,506,702	3,708,341
Unrealized appreciation of interest rate swap agreements	1,193,526	0	0

Total assets	5,585,295,351	1,270,540,944	1,953,941,628

LIABILITIES
Payables:
Dividends to shareholders	4,731,441	1,065,197	1,593,852
Investment securities purchased	0	27,768,049	7,592,708
Capital shares redeemed	5,225,360	1,108,971	2,142,937
Management fee	2,049,006	522,756	788,204
Shareholder servicing fee	453,680	101,355	152,318
Distribution fee	106,214	28,458	67,171
Transfer Agent fee	16,839	9,514	12,817
Accrued expenses	255,104	96,139	79,892

Total liabilities	12,837,644	30,700,439	12,429,899

NET ASSETS (a)	$5,572,457,707	$1,239,840,505	$1,941,511,729

Cost of investments	$5,356,170,009	$1,229,615,703	$1,871,150,062

NET ASSETS CONSIST OF:
Capital stock, at par*	$386,346	$85,768	$136,832
Additional paid-in capital	5,410,703,102	1,208,424,233	1,887,718,023
Undistributed net investment income/(excess distributions)	(439,153)	(147,790)	4,122
Accumulated net realized gain on investment transactions	17,200,560	9,412,483	7,194,453
Unrealized appreciation of investments and interest rate swaps	144,606,852	22,065,811	46,458,299

	$5,572,457,707	$1,239,840,505	$1,941,511,729

(a) See page 29 for share class information on net asset value, offering price, and redemption price per share of the Diversified Municipal, California Municipal and New York Municipal Portfolios.

* The Sanford C. Bernstein Fund, Inc. has authorized 12.6 billion shares of common stock with par value of $.001 per share.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

28	Sanford C. Bernstein Fund, Inc.

	DIVERSIFIED MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	NEW YORK MUNICIPAL PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
Municipal Class Shares
Net Assets	$5,292,045,511	$1,174,972,776	$1,779,083,113
Shares of capital stock outstanding	366,910,797	81,280,576	125,381,461

Net asset value and offering price per share	$14.42	$14.46	$14.19

Class A Shares
Net Assets	$214,482,829	$44,385,480	$115,931,727
Shares of capital stock outstanding	14,866,045	3,070,648	8,173,168

Net asset value and redemption price per share	$14.43	$14.45	$14.18
Sales charge—3.00% of public offering price	0.45	0.45	0.44

Maximum offering price	$14.88	$14.90	$14.62

Class B Shares
Net Assets	$1,891,356	$911,958	$2,189,689
Shares of capital stock outstanding	131,037	63,095	154,452

Net asset value and offering price per share	$14.43	$14.45	$14.18

Class C Shares
Net Assets	$64,038,011	$19,570,291	$44,307,200
Shares of capital stock outstanding	4,438,352	1,353,963	3,123,332

Net asset value and offering price per share	$14.43	$14.45	$14.19

2010 Semi-Annual Report	29

Statement of Assets and Liabilities—March 31, 2010 (Unaudited) (continued)

SHORT DURATION PLUS PORTFOLIO

ASSETS
Investments in securities at value	$563,657,724
Cash in bank	381,181 (a)
Receivables:
Interest	4,003,427
Investment securities sold	1,050,812
Capital shares sold	847,898

Total assets	569,941,042

LIABILITIES
Payables:
Dividends to shareholders	285,746
Investment securities purchased	3,031,824
Capital shares redeemed	2,082,807
Management fee	216,788
Distribution fee	42,649
Shareholder servicing fee	40,564
Transfer Agent fee	15,903
Margin owed to broker on futures contracts	73,929
Accrued expenses	78,639

Total liabilities	5,868,849

NET ASSETS	$564,072,193

Cost of investments	$573,685,448

NET ASSETS CONSIST OF:
Capital stock, at par*	$47,921
Additional paid-in capital	596,965,791
Undistributed net investment income/(excess distributions)	(1,490,719)
Accumulated net realized loss on investment transactions	(21,498,918)
Unrealized depreciation of investments and futures	(9,951,882)

$564,072,193

SHORT DURATION PLUS PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
Short Duration Plus Class Shares
Net Assets	$474,040,495
Shares of capital stock outstanding	40,273,280

Net asset value and offering price per share	$11.77

Short Duration Class A Shares
Net Assets	$56,781,183
Shares of capital stock outstanding	4,822,430
Net asset value and redemption price per share	11.77
Sales charge—4.25% of public offering price	0.52

Maximum offering price	$12.29

Short Duration Class B Shares
Net Assets	$6,952,210
Shares of capital stock outstanding	590,643

Net asset value and offering price per share	$11.77

Short Duration Class C Shares
Net Assets	$26,298,305
Shares of capital stock outstanding	2,234,931

Net asset value and offering price per share	$11.77

(a) An amount of $370,965 has been segregated to collateralize margin requirements for the open futures contracts at March 31, 2010.

* The Sanford C. Bernstein Fund, Inc. has authorized 12.6 billion shares of common stock with par value of $.001 per share.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio are included as inserts to this Report.

30	Sanford C. Bernstein Fund, Inc.

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2010 Semi-Annual Report	31

Statement of Operations—for the six months ended March 31, 2010 (Unaudited)

	TAX-MANAGED INTERNATIONAL PORTFOLIO	INTERNATIONAL PORTFOLIO	EMERGING MARKETS PORTFOLIO
INVESTMENT INCOME
Income:
Interest	$141,434	$65,875	$1,287
Dividends (net of foreign withholding taxes of $3,088,849, $1,447,305 and $1,944,572, respectively)	46,669,876	21,193,981	14,074,937

Total income	46,811,310	21,259,856	14,076,224

Expenses:
Management fee (see Note 2A)	22,399,175	10,478,430	11,124,825
Shareholder servicing fee (see Note 2B)	6,563,815	2,934,356	2,500,727
Custodian fee	270,879	189,319	320,360
Transfer Agent fee—Non-Retail Class	89,229	72,820	138,546
Transfer Agent fee—Class A	7,958	19,493	0
Transfer Agent fee—Class B	856	2,742	0
Transfer Agent fee—Class C	3,787	11,820	0
Distribution fees—Class A	5,695	27,243	0
Distribution fees—Class B	1,848	9,381	0
Distribution fees—Class C	8,837	49,981	0
Registration fees	98,624	70,416	17,962
Directors’ fees and expenses	91,122	40,536	32,452
Auditing and tax fees	61,350	32,249	24,696
Legal fees	56,706	28,410	17,128
Printing fees	20,640	27,672	4,396
Miscellaneous	80,239	44,194	58,385

Total expenses	29,760,760	14,039,062	14,239,477

Net investment income (loss)	17,050,550	7,220,794	(163,253)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	16,862,684	(13,753,419)	163,575,329 (a)
Futures transactions	1,106,032	599,368	0
Foreign currency transactions	38,001,443	26,053,157	(362,737)
Swap transactions	0	0	0

Net realized gain on investment and foreign currency transactions	55,970,159	12,899,106	163,212,592

Net change in unrealized appreciation/depreciation of:
Investments, futures and swaps	119,310,678	76,948,664	60,377,624 (b)
Foreign currency denominated assets and liabilities	(11,073,746)	(11,556,215)	(155,147)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	108,236,932	65,392,449	60,222,477

Net realized and unrealized gain (loss) on investment and foreign currency transactions	164,207,091	78,291,555	223,435,069

Net increase in net assets resulting from operations	$181,257,641	$85,512,349	$223,271,816

(a) Net of foreign capital gains taxes of $1,979,802.

(b) Net of increase in accrued foreign capital gains taxes of $332,150.

See Notes to Financial Statements.

32	Sanford C. Bernstein Fund, Inc.

INTERMEDIATE DURATION PORTFOLIO	U.S. GOVERNMENT SHORT DURATION PORTFOLIO	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO	SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

$122,414,356	$1,456,083	$6,286,625	$1,584,313	$3,103,858

0	0	0	0	0

122,414,356	1,456,083	6,286,625	1,584,313	3,103,858

11,413,326	423,436	1,197,211	263,501	575,828
2,619,855	94,097	266,047	58,556	127,962
143,319	33,032	53,476	33,036	39,658
87,637	6,448	7,775	6,430	6,582
0	0	0	0	0
0	0	0	0	0
0	0	0	0	0
0	0	0	0	0
0	0	0	0	0
0	0	0	0	0
58,204	13,440	42,458	4,884	6,490
98,192	3,044	7,747	2,180	4,149
63,061	2,570	6,454	1,338	1,512
57,632	2,210	5,966	1,362	2,236
15,130	120	1,432	216	728
68,630	4,926	7,677	5,322	1,201

14,624,986	583,323	1,596,243	376,825	766,346

107,789,370	872,760	4,690,382	1,207,488	2,337,512

14,323,182	401,594	655,456	11,934	316,090
1,938,979	0	0	0	0
1,388,254	0	0	0	0
12,344,742	0	0	0	0

29,995,157	401,594	655,456	11,934	316,090

88,694,681	340,340	(990,202)	(159,500)	(1,311,922)
3,298,636	0	0	0	0

91,993,317	340,340	(990,202)	(159,500)	(1,311,922)

121,988,474	741,934	(334,746)	(147,566)	(995,832)

$229,777,844	$1,614,694	$4,355,636	$1,059,922	$1,341,680

2010 Semi-Annual Report	33

Statement of Operations—for the six months ended March 31, 2010 (Unaudited) (continued)

	DIVERSIFIED MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	NEW YORK MUNICIPAL PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$98,769,499	$24,024,765	$34,466,784

Total income	98,769,499	24,024,765	34,466,784

Expenses:
Management fee (see Note 2A)	11,595,861	3,042,861	4,447,756
Shareholder servicing fee (see Note 2B)	2,565,748	590,616	869,712
Custodian fee	155,538	105,489	112,265
Transfer Agent fee—Non-Retail Class	53,379	12,187	18,370
Transfer Agent fee—Class A	24,019	10,637	18,307
Transfer Agent fee—Class B	844	555	1,035
Transfer Agent fee—Class C	9,198	5,506	8,514
Distribution fees—Class A	234,666	59,592	130,025
Distribution fees—Class B	13,182	7,007	14,783
Distribution fees—Class C	267,193	96,071	184,553
Registration fees	149,280	13,706	31,378
Directors’ fees and expenses	122,636	22,921	32,199
Legal fees	80,127	13,346	19,459
Auditing and tax fees	63,271	20,090	24,049
Printing fees	31,380	445	14,712
Miscellaneous	76,164	16,151	20,086

Total expenses	15,442,486	4,017,180	5,947,203

Net investment income	83,327,013	20,007,585	28,519,581

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain on:
Investment transactions	17,885,087	9,506,427	7,322,257
Swap transactions	364,074	0	0

Net realized gain on investment transactions	18,249,161	9,506,427	7,322,257

Net change in unrealized appreciation/depreciation of investments and interest rate swaps	(47,972,349)	(13,827,612)	(24,355,091)

Net realized and unrealized loss on investment transactions	(29,723,188)	(4,321,185)	(17,032,834)

Net increase in net assets resulting from operations	$53,603,825	$15,686,400	$11,486,747

See Notes to Financial Statements.

34	Sanford C. Bernstein Fund, Inc.

SHORT DURATION PLUS PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$6,889,522

Total income	6,889,522

Expenses:
Management fee (see Note 2A)	1,244,672
Shareholder servicing fee (see Note 2B)	232,014
Custodian fee	71,314
Transfer Agent fee—Non-Retail Class	7,977
Transfer Agent fee—Class A	32,790
Transfer Agent fee—Class B	6,393
Transfer Agent fee—Class C	16,416
Distribution fees—Class A	83,738
Distribution fees—Class B	39,740
Distribution fees—Class C	126,930
Registration fees	48,370
Printing fees	20,793
Auditing and tax fees	10,934
Legal fees	10,528
Directors’ fees and expenses	10,255
Miscellaneous	10,241

Total expenses	1,973,105

Net investment income	4,916,417

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	1,966,807
Futures transactions	(656,941)

Net realized gain on investment transactions	1,309,866

Net change in unrealized appreciation/depreciation of investments and futures	5,748,081

Net realized and unrealized gain on investment transactions	7,057,947

Net increase in net assets resulting from operations	$11,974,364

See Notes to Financial Statements.

2010 Semi-Annual Report	35

Statement of Changes in Net Assets

	TAX-MANAGED INTERNATIONAL PORTFOLIO		INTERNATIONAL PORTFOLIO

	SIX MONTHS ENDED 3/31/10 (UNAUDITED)	YEAR ENDED 9/30/09	SIX MONTHS ENDED 3/31/10 (UNAUDITED)	YEAR ENDED 9/30/09

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income (loss)	$17,050,550	$90,735,404	$7,220,794	$41,665,255
Net realized gain (loss) on investment and foreign currency transactions	55,970,159	(1,939,766,445)	12,899,106	(1,111,758,608)
Net change in unrealized appreciation/(depreciation) of investments and foreign currency denominated assets and liabilities	108,236,932	1,472,635,642	65,392,449	834,378,496
Contributions from Adviser (see Note 2A)	0	1,270	0	0

Net increase (decrease) in net assets resulting from operations	181,257,641	(376,394,129)	85,512,349	(235,714,857)

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(97,127,671)	(163,159,616)	(44,379,989)	(78,128,726)
Distributions from net realized gain on investment transactions (a)	0	0	0	0

Total dividends and distributions to shareholders	(97,127,671)	(163,159,616)	(44,379,989)	(78,128,726)

Capital-share transactions:
Net proceeds from sales of shares	397,668,446	1,421,055,100	181,470,606	656,037,348
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	10,556,772	19,810,174	7,306,951	15,754,267

Total proceeds from shares sold	408,225,218	1,440,865,274	188,777,557	671,791,615
Cost of shares redeemed	(445,826,516)	(1,646,337,111)	(261,054,608)	(800,420,545)

Net increase (decrease) in net assets from capital-share transactions	(37,601,298)	(205,471,837)	(72,277,051)	(128,628,930)

Capital Contributions:
Proceeds from third party regulatory settlement (see Note 6)	0	1,597,844	0	0

Net increase (decrease) in net assets	46,528,672	(743,427,738)	(31,144,691)	(442,472,513)

NET ASSETS:
Beginning of period	5,292,886,597	6,036,314,335	2,396,879,611	2,839,352,124

End of period (b)	$5,339,415,269	$5,292,886,597	$2,365,734,920	$2,396,879,611

(b) Includes undistributed net investment income/(excess distributions) of:	$16,148,630	$96,225,751	$2,548,314	$39,707,509

(a) See page 41 for share class information on dividend distributions of the Tax-Managed International and International Portfolios.

* Includes effect of portfolio transaction fee in the amounts of $3,693,996 and $7,571,853 for the six months ended March 31, 2010 and year ended September 30, 2009, respectively.

See Notes to Financial Statements.

36	Sanford C. Bernstein Fund, Inc.

EMERGING MARKETS PORTFOLIO		INTERMEDIATE DURATION PORTFOLIO		U.S. GOVERNMENT SHORT DURATION PORTFOLIO

SIX MONTHS ENDED 3/31/10 (UNAUDITED)	YEAR ENDED 9/30/09	SIX MONTHS ENDED 3/31/10 (UNAUDITED)	YEAR ENDED 9/30/09	SIX MONTHS ENDED 3/31/10 (UNAUDITED)	YEAR ENDED 9/30/09

$(163,253)	$18,260,275	$107,789,370	$221,399,028	$872,760	$3,112,698

163,212,592	(463,740,770)	29,995,157	(25,566,959)	401,594	2,251,083

60,222,477	650,841,257	91,993,317	391,791,170	340,340	949,150
0	0	0	0	0	0

223,271,816	205,360,762	229,777,844	587,623,239	1,614,694	6,312,931

(13,973,462)	(27,815,554)	(112,967,858)	(227,695,110)	(1,036,142)	(3,290,394)

0	(106,282,449)	0	(42,917,587)	0	0

(13,973,462)	(134,098,003)	(112,967,858)	(270,612,697)	(1,036,142)	(3,290,394)

123,479,966	277,382,441	769,073,827	1,428,159,656	61,497,795	188,816,785

12,676,821	130,519,026	20,076,920	80,434,751	554,907	1,947,787

136,156,787	407,901,467	789,150,747	1,508,594,407	62,052,702	190,764,572
(242,069,044)	(480,412,307)	(504,283,452)	(1,704,740,270)	(59,333,686)	(137,112,887)

(105,912,257)*	(72,510,840)*	284,867,295	(196,145,863)	2,719,016	53,651,685

0	0	0	0	0	0

103,386,097	(1,248,081)	401,677,281	120,864,679	3,297,568	56,674,222

1,949,728,011	1,950,976,092	5,007,391,217	4,886,526,538	172,740,754	116,066,532

$2,053,114,108	$1,949,728,011	$5,409,068,498	$5,007,391,217	$176,038,322	$172,740,754

$(2,727,912)	$11,408,803	$(7,702,458)	$(2,523,970)	$(84,128)	$79,254

2010 Semi-Annual Report	37

Statement of Changes in Net Assets (continued)

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO		SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/10 (UNAUDITED)	YEAR ENDED 9/30/09	SIX MONTHS ENDED 3/31/10 (UNAUDITED)	YEAR ENDED 9/30/09

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$4,690,382	$9,405,495	$1,207,488	$3,195,688
Net realized gain on investment transactions	655,456	901,043	11,934	824,803
Net change in unrealized appreciation/(depreciation) of investments	(990,202)	3,578,628	(159,500)	546,583

Net increase in net assets resulting from operations	4,355,636	13,885,166	1,059,922	4,567,074

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(4,690,382)	(9,405,495)	(1,207,488)	(3,195,688)
Distributions from net realized gain on investment transactions	0	0	(628,258)	0

Total dividends and distributions to shareholders	(4,690,382)	(9,405,495)	(1,835,746)	(3,195,688)

Capital-share transactions:
Net proceeds from sales of shares	330,163,415	468,765,510	67,220,299	101,269,750
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	2,753,677	4,923,423	1,411,068	2,130,363

Total proceeds from shares sold	332,917,092	473,688,933	68,631,367	103,400,113
Cost of shares redeemed	(216,498,188)	(349,521,165)	(51,886,527)	(136,956,740)

Net increase (decrease) in net assets from capital-share transactions	116,418,904	124,167,768	16,744,840	(33,556,627)

Net increase (decrease) in net assets	116,084,158	128,647,439	15,969,016	(32,185,241)

NET ASSETS:
Beginning of period	457,514,839	328,867,400	109,039,808	141,225,049

End of period (b)	$573,598,997	$457,514,839	$125,008,824	$109,039,808

(b) Includes undistributed net investment income/(excess distributions) of:	$(20,116)	$(20,116)	$(18,341)	$(18,341)

(a) See pages 41 and 42 for share class information on dividend distributions of the Diversified Municipal, California Municipal and New York Municipal Portfolios.

See notes to Financial Statements.

38	Sanford C. Bernstein Fund, Inc.

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO		DIVERSIFIED MUNICIPAL PORTFOLIO		CALIFORNIA MUNICIPAL PORTFOLIO		NEW YORK MUNICIPAL PORTFOLIO

SIX MONTHS ENDED 3/31/10 (UNAUDITED)	YEAR ENDED 9/30/09	SIX MONTHS ENDED 3/31/10 (UNAUDITED)	YEAR ENDED 9/30/09	SIX MONTHS ENDED 3/31/10 (UNAUDITED)	YEAR ENDED 9/30/09	SIX MONTHS ENDED 3/31/10 (UNAUDITED)	YEAR ENDED 9/30/09

$2,337,512	$4,496,267	$83,327,013	$163,158,632	$20,007,585	$41,809,136	$28,519,581	$56,860,476
316,090	268,892	18,249,161	8,237,814	9,506,427	3,694,936	7,322,257	4,404,932
(1,311,922)	2,650,449	(47,972,349)	243,059,018	(13,827,612)	49,693,861	(24,355,091)	92,447,919

1,341,680	7,415,608	53,603,825	414,455,464	15,686,400	95,197,933	11,486,747	153,713,327

(2,337,512)	(4,496,267)	(83,694,786)	(163,766,994)	(20,007,585)	(41,809,136)	(28,519,581)	(56,858,580)
0	0	(8,411,260)	(4,821,927)	(3,522,701)	(3,620,244)	(4,154,978)	(5,534,129)

(2,337,512)	(4,496,267)	(92,106,046)	(168,588,921)	(23,530,286)	(45,429,380)	(32,674,559)	(62,392,709)

104,882,368	223,375,848	1,057,297,000	1,714,287,037	188,059,763	343,093,556	328,809,825	471,500,068
1,289,582	2,574,960	26,602,482	35,794,846	8,210,576	11,980,907	11,735,270	20,116,117

106,171,950	225,950,808	1,083,899,482	1,750,081,883	196,270,339	355,074,463	340,545,095	491,616,185
(80,659,158)	(155,379,415)	(579,259,769)	(2,046,032,899)	(165,267,806)	(605,519,909)	(172,030,890)	(673,942,526)

25,512,792	70,571,393	504,639,713	(295,951,016)	31,002,533	(250,445,446)	168,514,205	(182,326,341)

24,516,960	73,490,734	466,137,492	(50,084,473)	23,158,647	(200,676,893)	147,326,393	(91,005,723)

235,326,269	161,835,535	5,106,320,215	5,156,404,688	1,216,681,858	1,417,358,751	1,794,185,336	1,885,191,059

$259,843,229	$235,326,269	$5,572,457,707	$5,106,320,215	$1,239,840,505	$1,216,681,858	$1,941,511,729	$1,794,185,336

$(767)	$(767)	$(439,153)	$(71,380)	$(147,790)	$(147,790)	$4,122	$4,122

2010 Semi-Annual Report	39

Statement of Changes in Net Assets (continued)

	SHORT DURATION PLUS PORTFOLIO

	SIX MONTHS ENDED 3/31/10 (UNAUDITED)	YEAR ENDED 9/30/09

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$4,916,417	$13,223,134
Net realized gain (loss) on investment transactions	1,309,866	(1,057,825)
Net change in unrealized appreciation/(depreciation) of investments	5,748,081	10,016,348

Net increase in net assets resulting from operations	11,974,364	22,181,657

Dividends to shareholders:
Dividends from net investment income (a)	(6,185,440)	(13,817,254)

Total dividends to shareholders	(6,185,440)	(13,817,254)

Capital-share transactions:
Net proceeds from sales of shares	202,924,685	348,146,399
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	2,831,765	6,374,657

Total proceeds from shares sold	205,756,450	354,521,056
Cost of shares redeemed	(159,359,246)	(278,834,335)
Increase in net assets from capital-share transactions	46,397,204	75,686,721

Net increase in net assets	52,186,128	84,051,124

NET ASSETS:
Beginning of period	511,886,065	427,834,941

End of period (b)	$564,072,193	$511,886,065

(b) Includes excess distributions of:	$(1,490,719)	$(221,696)

(a) See page 42 for share class information on dividend distributions for the Short Duration Plus Portfolio.

See Notes to Financial Statements.

40	Sanford C. Bernstein Fund, Inc.

	TAX-MANAGED INTERNATIONAL PORTFOLIO		INTERNATIONAL PORTFOLIO

	SIX MONTHS ENDED 3/31/10 (UNAUDITED)	YEAR ENDED 9/30/09	SIX MONTHS ENDED 3/31/10 (UNAUDITED)	YEAR ENDED 9/30/09
Dividends to shareholders:
Dividends from net investment income
Tax-Managed International and International Class Shares, respectively	$(97,072,129)	$(162,908,560)	$(44,034,121)	$(77,160,777)
Class A	(42,785)	(214,848)	(258,154)	(715,555)
Class B	(2,235)	(5,275)	(13,595)	(36,519)
Class C	(10,522)	(30,933)	(74,119)	(215,875)

	$(97,127,671)	$(163,159,616)	$(44,379,989)	$(78,128,726)

	DIVERSIFIED MUNICIPAL PORTFOLIO		CALIFORNIA MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/10 (UNAUDITED)	YEAR ENDED 9/30/09	SIX MONTHS ENDED 3/31/10 (UNAUDITED)	YEAR ENDED 9/30/09
Dividends to shareholders:
Dividends from net investment income
Municipal Class	$(80,832,753)	$(160,369,688)	$(19,179,009)	$(40,178,779)
Class A	(2,247,404)	(2,255,353)	(592,274)	(1,088,376)
Class B	(28,961)	(194,865)	(15,954)	(98,602)
Class C	(585,668)	(947,088)	(220,348)	(443,379)

	$(83,694,786)	$(163,766,994)	$(20,007,585)	$(41,809,136)

Distributions from net realized gain on investment transactions
Municipal Class	$(8,099,875)	$(4,726,550)	$(3,358,770)	$(3,473,589)
Class A	(225,959)	(50,777)	(105,992)	(82,546)
Class B	(4,169)	(10,464)	(4,067)	(14,778)
Class C	(81,257)	(34,136)	(53,872)	(49,331)

	$(8,411,260)	$(4,821,927)	$(3,522,701)	$(3,620,244)

2010 Semi-Annual Report	41

Statement of Changes in Net Assets (continued)

	NEW YORK MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/10 (UNAUDITED)	YEAR ENDED 9/30/09
Dividends to shareholders:
Dividends from net investment income
Municipal Class	$(26,884,228)	$(54,703,866)
Class A	(1,214,423)	(1,461,999)
Class B	(31,352)	(194,814)
Class C	(389,578)	(497,901)

	$(28,519,581)	$(56,858,580)

Distributions from net realized gain on investment transactions
Municipal Class	$(3,893,540)	$(5,313,775)
Class A	(175,559)	(128,354)
Class B	(6,812)	(33,459)
Class C	(79,067)	(58,541)

	$(4,154,978)	$(5,534,129)

	SHORT DURATION PLUS PORTFOLIO

	SIX MONTHS ENDED 3/31/10 (UNAUDITED)	YEAR ENDED 9/30/09
Dividends to shareholders:
Dividends from net investment income
Short Duration Plus Class	$(5,415,757)	$(11,785,183)
Class A	(556,817)	(1,269,069)
Class B	(50,224)	(226,656)
Class C	(162,642)	(536,346)

	$(6,185,440)	$(13,817,254)

See Notes to Financial Statements.

42	Sanford C. Bernstein Fund, Inc.

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-MANAGED INTERNATIONAL PORTFOLIO TAX-MANAGED INTERNATIONAL CLASS

	SIX MONTHS ENDED 3/31/10 (UNAUDITED)		YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06		YEAR ENDED 9/30/05
Net asset value, beginning of period	$15.16		$16.52	$29.64	$27.20	$24.72		$20.42

Income from investment operations:
Investment income, net†	0.05		0.25	0.52	0.47	0.40		0.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.47		(1.16)	(10.22)	5.63	3.82		4.49
Contributions from Adviser	0		0 (c)	0	0 (c)	0	(c)	0

Total from investment operations	0.52		(0.91)	(9.70)	6.10	4.22		4.75

Less distributions:
Dividends from taxable net investment income	(0.28)		(0.45)	(0.42)	(0.49)	(0.31)		(0.17)
Distributions from net realized gain on investment transactions	0		0	(3.00)	(3.17)	(1.43)		(0.28)

Total distributions	(0.28)		(0.45)	(3.42)	(3.66)	(1.74)		(0.45)

Net asset value, end of period	$15.40		$15.16	$16.52	$29.64	$27.20		$24.72

Total return (a)	3.48%		(4.64)%	(36.75)%	24.28%	18.18%		23.62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$5,333,471		$5,286,906	$6,024,221	$9,492,508	$7,512,829		$6,078,513
Average net assets (000 omitted)	$5,265,478		$4,376,859	$8,333,321	$8,571,465	$6,888,047		$5,303,305
Ratio to average net assets of:
Expenses	1.13%	*	1.15%	1.12%	1.12%	1.15%	(d)	1.22%
Net investment income	0.65%	*	2.07%	2.21%	1.68%	1.53%	(d)	1.17%
Portfolio turnover rate	34%		84%	70%	52%	67%		53%

See Footnote Summary on page 55.

See Notes to Financial Statements.

2010 Semi-Annual Report	43

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERNATIONAL PORTFOLIO INTERNATIONAL CLASS

	SIX MONTHS ENDED 3/31/10 (UNAUDITED)		YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06		YEAR ENDED 9/30/05
Net asset value, beginning of period	$15.00		$16.51	$29.38	$27.17	$23.27		$18.94

Income from investment operations:
Investment income, net†	0.05		0.25	0.50	0.46	0.40		0.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.49		(1.31)	(9.89)	5.63	3.81		4.25
Contributions from Adviser	0		0	0	0 (c)	0		0

Total from investment operations	0.54		(1.06)	(9.39)	6.09	4.21		4.50

Less distributions:
Dividends from taxable net investment income	(0.28)		(0.45)	(0.44)	(0.53)	(0.31)		(0.17)
Distributions from net realized gain on investment transactions	0		0	(3.04)	(3.35)	0		0

Total distributions	(0.28)		(0.45)	(3.48)	(3.88)	(0.31)		(0.17)

Net asset value, end of period	$15.26		$15.00	$16.51	$29.38	$27.17		$23.27

Total return (a)	3.65%		(5.59)%	(36.07)%	24.52%	18.29%		23.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$2,336,734		$2,364,571	$2,788,102	$4,315,454	$3,397,969		$2,785,730
Average net assets (000 omitted)	$2,353,934		$2,032,024	$3,828,486	$3,892,605	$3,125,615		$2,462,819
Ratio to average net assets of:
Expenses	1.17%	*	1.19%	1.18%	1.18%	1.20%	(d)	1.26%
Net investment income	0.62%	*	2.03%	2.16%	1.68%	1.55%	(d)	1.17%
Portfolio turnover rate	34%		91%	53%	59%	73%		61%

See Footnote Summary on page 55.

See Notes to Financial Statements.

44	Sanford C. Bernstein Fund, Inc.

	EMERGING MARKETS PORTFOLIO

	SIX MONTHS ENDED 3/31/10 (UNAUDITED)		YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06		YEAR ENDED 9/30/05
Net asset value, beginning of period	$26.67		$25.97	$50.62	$38.90	$43.22		$28.91

Income from investment operations:
Net investment income (loss)†	(0.01)		0.24	0.53	0.45	0.49		0.66
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.15		2.25	(14.32)	17.69	5.02		14.20
Contributions from Adviser	0		0	0 (c)	0 (c)	0		0

Total from investment operations	3.14		2.49	(13.79)	18.14	5.51		14.86

Less distributions:
Dividends from taxable net investment income	(0.20)		(0.39)	(0.44)	(0.35)	(0.60)		(0.06)
Distributions from net realized gain on investment transactions	0		(1.50)	(10.55)	(6.22)	(9.39)		(0.78)

Total distributions	(0.20)		(1.89)	(10.99)	(6.57)	(9.99)		(0.84)

Portfolio transaction fee	0.05		0.10	0.13	0.15	0.16		0.29

Net asset value, end of period	$29.66		$26.67	$25.97	$50.62	$38.90		$43.22

Total return (a)	9.76%	(b)	13.54% (b)	(36.23)% (b)	50.40% (b)	13.89%	(b)	48.78% (b)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$2,053,114		$1,949,728	$1,950,976	$3,230,050	$2,152,403		$1,880,526
Average net assets (000 omitted)	$2,006,078		$1,458,886	$2,877,534	$2,660,575	$2,031,225		$1,600,912
Ratio to average net assets of:
Expenses	1.42%	*	1.48%	1.51%	1.53%	1.58%	(d)	1.68%
Net investment income	(0.05)%	*	1.25%	1.35%	1.07%	1.26%	(d)	1.85%
Portfolio turnover rate	34%		70%	55%	61%	61%		54%

See Footnote Summary on page 55.

See Notes to Financial Statements.

2010 Semi-Annual Report	45

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERMEDIATE DURATION PORTFOLIO

	SIX MONTHS ENDED 3/31/10 (UNAUDITED)		YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06		YEAR ENDED 9/30/05
Net asset value, beginning of period	$13.18		$12.25	$13.11	$13.11	$13.27		$13.41

Income from investment operations:
Investment income, net†	0.27		0.60	0.62	0.62	0.59		0.53
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.32		1.07	(0.80)	(0.01)	(0.15)		(0.09)

Total from investment operations	0.59		1.67	(0.18)	0.61	0.44		0.44

Less distributions:
Dividends from taxable net investment income	(0.29)		(0.62)	(0.68)	(0.61)	(0.60)		(0.54)
Distributions from net realized gain on investment transactions	0		(0.12)	0	0	0	(c)	(0.04)

Total distributions	(0.29)		(0.74)	(0.68)	(0.61)	(0.60)		(0.58)

Net asset value, end of period	$13.48		$13.18	$12.25	$13.11	$13.11		$13.27

Total return (a)	4.50%		14.41% **	(1.53)% **^	4.78%	3.47%		3.35%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$5,409,068		$5,007,391	$4,886,527	$5,062,112	$4,138,898		$3,386,745
Average net assets (000 omitted)	$5,254,104		$4,463,855	$5,220,966	$4,592,670	$3,694,176		$3,104,905
Ratio to average net assets of:
Expenses	0.56%	*	0.57%	0.57%	0.58%	0.60%	(d)	0.60%
Net investment income	4.11%	*	4.96%	4.75%	4.73%	4.56%	(d)	3.97%
Portfolio turnover rate	42%		82%	95%	204%	426%		586%

See Footnote Summary on page 55.

See Notes to Financial Statements.

46	Sanford C. Bernstein Fund, Inc.

	U.S. GOVERNMENT SHORT DURATION PORTFOLIO

	SIX MONTHS ENDED 3/31/10 (UNAUDITED)		YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06	YEAR ENDED 9/30/05
Net asset value, beginning of period	$12.70		$12.47	$12.47	$12.41	$12.45	$12.68

Income from investment operations:
Investment income, net†	0.06		0.24	0.43	0.50	0.41	0.30
Net realized and unrealized gain (loss) on investment transactions	0.05		0.25	0.01	0.07	(0.02)	(0.19)

Total from investment operations	0.11		0.49	0.44	0.57	0.39	0.11

Less distributions:
Dividends from taxable net investment income	(0.07)		(0.26)	(0.44)	(0.51)	(0.43)	(0.34)
Distributions from net realized gain on investment transactions	0		0	0	0	0	0 (c)

Total distributions	(0.07)		(0.26)	(0.44)	(0.51)	(0.43)	(0.34)

Net asset value, end of period	$12.74		$12.70	$12.47	$12.47	$12.41	$12.45

Total return (a)	0.87%		3.96%	3.56%	4.66%	3.19%	0.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$176,038		$172,741	$116,067	$81,196	$86,733	$86,394
Average net assets (000 omitted)	$188,711		$163,493	$94,678	$83,785	$83,170	$91,842
Ratio to average net assets of:
Expenses	0.62%	*	0.63%	0.73%	0.77%	0.79% (d)	0.78%
Net investment income	0.93%	*	1.90%	3.43%	4.03%	3.33% (d)	2.41%
Portfolio turnover rate	108%		312%	143%	101%	130%	167%

See Footnote Summary on page 55.

See Notes to Financial Statements.

2010 Semi-Annual Report	47

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/10 (UNAUDITED)		YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06		YEAR ENDED 9/30/05
Net asset value, beginning of period	$12.68		$12.53	$12.50	$12.48	$12.51		$12.60

Income from investment operations:
Investment income, net†	0.11		0.32	0.38	0.37	0.34		0.26
Net realized and unrealized gain (loss) on investment transactions	0	(c)	0.16	0.04	0.02	(0.03)		(0.09)

Total from investment operations	0.11		0.48	0.42	0.39	0.31		0.17

Less distributions:
Dividends from tax-exempt net investment income	(0.11)		(0.33)	(0.39)	(0.37)	(0.34)		(0.26)

Net asset value, end of period	$12.68		$12.68	$12.53	$12.50	$12.48		$12.51

Total return (a)	0.89%		3.85%	3.35%	3.20%	2.51%		1.36%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$573,599		$457,515	$328,867	$251,456	$209,416		$258,300
Average net assets (000 omitted)	$533,556		$368,993	$277,346	$219,160	$228,571		$253,042
Ratio to average net assets of:
Expenses	0.60%	*	0.62%	0.64%	0.66%	0.70%	(d)	0.71%
Net investment income	1.76%	*	2.55%	3.05%	3.00%	2.70%	(d)	2.06%
Portfolio turnover rate	9%		54%	94%	60%	50%		100%

See Footnote Summary on page 55.

See Notes to Financial Statements.

48	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/10 (UNAUDITED)	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06	YEAR ENDED 9/30/05
Net asset value, beginning of period	$12.68	$12.53	$12.49	$12.46	$12.47	$12.57

Income from investment operations:
Investment income, net†	0.13	0.34	0.35	0.35	0.30	0.24
Net realized and unrealized gain (loss) on investment transactions	(0.01)	0.15	0.05	0.03	(0.01)	(0.10)

Total from investment operations	0.12	0.49	0.40	0.38	0.29	0.14

Less distributions:
Dividends from tax-exempt net investment income	(0.13)	(0.34)	(0.36)	(0.35)	(0.30)	(0.24)
Distributions from net realized gain on investment transactions	(0.07)	0	0	0	0	0

Total distributions	(0.20)	(0.34)	(0.36)	(0.35)	(0.30)	(0.24)

Net asset value, end of period	$12.60	$12.68	$12.53	$12.49	$12.46	$12.47

Total return (a)	0.93%	3.95%	3.24%	3.12%	2.32%	1.11%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$125,009	$109,040	$141,225	$80,150	$75,510	$62,025
Average net assets (000 omitted)	$117,433	$119,438	$106,703	$77,929	$67,878	$68,266
Ratio to average net assets of:
Expenses	0.64% *	0.65%	0.69%	0.73%	0.81% (d)	0.81%
Net investment income	2.06% *	2.68%	2.81%	2.84%	2.38% (d)	1.88%
Portfolio turnover rate	24%	52%	134%	103%	83%	91%

See Footnote Summary on page 55.

See Notes to Financial Statements.

2010 Semi-Annual Report	49

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/10 (UNAUDITED)		YEAR ENDED 9/30/09	YEAR ENDED 9/30/08		YEAR ENDED 9/30/07	YEAR ENDED 9/30/06		YEAR ENDED 9/30/05
Net asset value, beginning of period	$12.59		$12.40	$12.40		$12.38	$12.39		$12.47

Income from investment operations:
Investment income, net†	0.12		0.30	0.37		0.38	0.32		0.25
Net realized and unrealized gain (loss) on investment transactions	(0.06)		0.20	0		0.02	(0.01)		(0.08)
Contributions from Adviser	0		0	0	(c)	0	0		0

Total from investment operations	0.06		0.50	0.37		0.40	0.31		0.17

Less distributions:
Dividends from tax-exempt net investment income	(0.11)		(0.31)	(0.37)		(0.38)	(0.32)		(0.25)

Net asset value, end of period	$12.54		$12.59	$12.40		$12.40	$12.38		$12.39

Total return (a)	0.52%		4.14%	3.08%		3.25%	2.52%		1.37%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$259,843		$235,326	$161,836		$110,878	$102,756		$123,058
Average net assets (000 omitted)	$256,626		$186,124	$132,487		$106,936	$113,877		$122,925
Ratio to average net assets of:
Expenses	0.60%	*	0.63%	0.67%		0.69%	0.74%	(d)	0.74%
Net investment income	1.83%	*	2.42%	2.98%		3.04%	2.55%	(d)	2.00%
Portfolio turnover rate	11%		45%	103%		66%	52%		98%

See Footnote Summary on page 55.

See Notes to Financial Statements.

50	Sanford C. Bernstein Fund, Inc.

	DIVERSIFIED MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	SIX MONTHS ENDED 3/31/10 (UNAUDITED)	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06	YEAR ENDED 9/30/05
Net asset value, beginning of period	$14.53	$13.81	$14.00	$14.03	$14.06	$14.27

Income from investment operations:
Investment income, net†	0.23	0.48	0.48	0.46	0.46	0.44
Net realized and unrealized gain (loss) on investment transactions	(0.09)	0.73	(0.19)	(0.03)	(0.03)	(0.21)

Total from investment operations	0.14	1.21	0.29	0.43	0.43	0.23

Less distributions:
Dividends from tax-exempt net investment income	(0.23)	(0.48)	(0.48)	(0.46)	(0.46)	(0.44)
Distributions from net realized gain on investment transactions	(0.02)	(0.01)	0	0	0	0

Total distributions	(0.25)	(0.49)	(0.48)	(0.46)	(0.46)	(0.44)

Net asset value, end of period	$14.42	$14.53	$13.81	$14.00	$14.03	$14.06

Total return (a)	0.98%	8.96%	2.04%	3.14%	3.12%	1.62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$5,292,046	$4,942,157	$5,065,599	$4,653,605	$3,693,513	$2,976,421
Average net assets (000 omitted)	$5,145,593	$4,716,436	$5,052,989	$4,174,406	$3,309,135	$2,752,982
Ratio to average net assets of:
Expenses	0.56% *	0.57%	0.57%	0.58%	0.59% (d)	0.61%
Net investment income	3.14% *	3.39%	3.38%	3.32%	3.29% (d)	3.09%
Portfolio turnover rate	10%	12%	28%	18%	29%	28%

See Footnote Summary on page 55.

See Notes to Financial Statements.

2010 Semi-Annual Report	51

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	CALIFORNIA MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	SIX MONTHS ENDED 3/31/10 (UNAUDITED)	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06	YEAR ENDED 9/30/05
Net asset value, beginning of period	$14.55	$13.96	$14.18	$14.21	$14.23	$14.38

Income from investment operations:
Investment income, net†	0.23	0.48	0.48	0.46	0.45	0.43
Net realized and unrealized gain (loss) on investment transactions	(0.05)	0.63	(0.22)	(0.03)	(0.02)	(0.13)

Total from investment operations	0.18	1.11	0.26	0.43	0.43	0.30

Less distributions:
Dividends from tax-exempt net investment income	(0.23)	(0.48)	(0.48)	(0.46)	(0.45)	(0.44)
Distributions from net realized gain on investment transactions	(0.04)	(0.04)	0	0	0	(0.01)

Total distributions	(0.27)	(0.52)	(0.48)	(0.46)	(0.45)	(0.45)

Net asset value, end of period	$14.46	$14.55	$13.96	$14.18	$14.21	$14.23

Total return (a)	1.29%	8.09%	1.83%	3.12%	3.11%	2.09%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,174,973	$1,154,961	$1,363,736	$1,380,197	$1,194,575	$983,388
Average net assets (000 omitted)	$1,184,478	$1,186,613	$1,414,368	$1,294,527	$1,073,155	$898,450
Ratio to average net assets of:
Expenses	0.62% *	0.63%	0.62%	0.62%	0.63% (d)	0.65%
Net investment income	3.25% *	3.39%	3.38%	3.27%	3.20% (d)	3.04%
Portfolio turnover rate	21%	14%	26%	27%	23%	30%

See Footnote Summary on page 55.

See Notes to Financial Statements.

52	Sanford C. Bernstein Fund, Inc.

	NEW YORK MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	SIX MONTHS ENDED 3/31/10 (UNAUDITED)	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06	YEAR ENDED 9/30/05
Net asset value, beginning of period	$14.36	$13.61	$13.83	$13.86	$13.91	$14.11

Income from investment operations:
Investment income, net†	0.22	0.46	0.47	0.47	0.47	0.46
Net realized and unrealized gain (loss) on investment transactions	(0.14)	0.79	(0.22)	(0.03)	(0.05)	(0.20)

Total from investment operations	0.08	1.25	0.25	0.44	0.42	0.26

Less distributions:
Dividends from tax-exempt net investment income	(0.22)	(0.46)	(0.47)	(0.47)	(0.47)	(0.46)
Distributions from net realized gain on investment transactions	(0.03)	(0.04)	0	0	0	0

Total distributions	(0.25)	(0.50)	(0.47)	(0.47)	(0.47)	(0.46)

Net asset value, end of period	$14.19	$14.36	$13.61	$13.83	$13.86	$13.91

Total return (a)	0.58%	9.42%	1.80%	3.24%	3.09%	1.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,779,083	$1,692,410	$1,817,154	$1,722,790	$1,484,265	$1,274,466
Average net assets (000 omitted)	$1,744,202	$1,643,093	$1,828,067	$1,608,192	$1,364,506	$1,190,723
Ratio to average net assets of:
Expenses	0.61% *	0.61%	0.61%	0.61%	0.62% (d)	0.63%
Net investment income	3.09% *	3.33%	3.38%	3.42%	3.40% (d)	3.30%
Portfolio turnover rate	10%	19%	24%	24%	21%	32%

See Footnote Summary on page 55.

See Notes to Financial Statements.

2010 Semi-Annual Report	53

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SHORT DURATION PLUS PORTFOLIO SHORT DURATION PLUS CLASS

	SIX MONTHS ENDED 3/31/10 (UNAUDITED)		YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07	YEAR ENDED 9/30/06	YEAR ENDED 9/30/05
Net asset value, beginning of period	$11.65		$11.45	$12.24	$12.31	$12.39	$12.67

Income from investment operations:
Investment income, net†	0.11		0.35	0.46	0.55	0.49	0.37
Net realized and unrealized gain (loss) on investment transactions	0.15		0.22	(0.77)	(0.05)	(0.05)	(0.24)

Total from investment operations	0.26		0.57	(0.31)	0.50	0.44	0.13

Less distributions:
Dividends from taxable net investment income	(0.14)		(0.37)	(0.48)	(0.57)	(0.52)	(0.40)
Distributions from net realized gain on investment transactions	0		0	0	0	0	(0.01)

Total distributions	(0.14)		(0.37)	(0.48)	(0.57)	(0.52)	(0.41)

Net asset value, end of period	$11.77		$11.65	$11.45	$12.24	$12.31	$12.39

Total return (a)	2.21%		5.08%	(2.61)% **	4.15%	3.65%	1.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$474,040		$424,137	$369,337	$339,266	$375,908	$398,787
Average net assets (000 omitted)	$465,303		$367,415	$342,890	$355,957	$383,702	$410,072
Ratio to average net assets of:
Expenses	0.61%	*	0.63%	0.64%	0.65%	0.66% (d)	0.68%
Net investment income	1.87%	*	3.08%	3.88%	4.52%	4.00% (d)	2.97%
Portfolio turnover rate	62%		176%	116%	127%	157%	220%

See Footnote Summary on page 55.

See Notes to Financial Statements.

54	Sanford C. Bernstein Fund, Inc.

*	Annualized.
**	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the Intermediate Duration Portfolio for the years ended September 30, 2009 and September 30, 2008 by 0.01% and 0.02%, respectively, and of the Short Duration Plus Portfolio for the year ended September 30, 2008 by 0.05%.
^	The total return for the Intermediate Duration Portfolio includes the impact of losses resulting from swap counterparty exposure to Lehman Brothers, which detracted from the performance of the Portfolio for the year ended September 30, 2008 by (.16)%.
†	Based on average shares outstanding.
(a)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(b)	This reflects the return to a shareholder who purchased shares of the Portfolio at the beginning of the period and redeemed them at the end of the period, paying, in each case, the applicable portfolio transaction fee. Effective May 2, 2005 the portfolio transaction fee payable when shares of the Portfolio are purchased or sold was reduced from 2.00% to 1.00%. Total return to a shareholder for the six months ending March 31, 2010 and the years ending September 30, 2009, September 30, 2008, September 30, 2007, September 30, 2006 and September 30, 2005, without taking into account these transaction fees would have been 11.98%, 15.85%, (34.93)%, 53.46%, 16.21% and 53.35%, respectively.
(c)	Amount is less than $.005.
(d)	The ratio includes expenses attributable to costs of proxy solicitation.

See Notes to Financial Statements.

2010 Semi-Annual Report	55

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund, Inc. (the “Fund”) is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund operates as a series company and currently comprises 18 portfolios (“Portfolios”) with the following share classes offered:

INTERNATIONAL EQUITY PORTFOLIOS	SHARE CLASSES OFFERED
Tax-Managed International	Tax-Managed International Class, Class A, Class B and Class C
International	International Class, Class A, Class B and Class C
Emerging Markets	Emerging Markets Class

FIXED INCOME TAXABLE PORTFOLIOS
Intermediate Duration	Intermediate Duration Class
U.S. Government Short Duration	U.S. Government Short Duration Class
Short Duration Plus	Short Duration Plus Class, Class A, Class B and Class C

FIXED INCOME MUNICIPAL PORTFOLIOS
Short Duration Diversified Municipal	Short Duration Diversified Municipal Class
Short Duration California Municipal	Short Duration California Municipal Class
Short Duration New York Municipal	Short Duration New York Municipal Class

INTERMEDIATE MUNICIPAL PORTFOLIOS
Diversified Municipal	Municipal Class, Class A, Class B and Class C
California Municipal	Municipal Class, Class A, Class B and Class C
New York Municipal	Municipal Class, Class A, Class B and Class C

OVERLAY PORTFOLIOS*
Overlay A	Class 1 and Class 2
Tax-Aware Overlay A	Class 1 and Class 2
Overlay B	Class 1 and Class 2
Tax-Aware Overlay B	Class 1 and Class 2
Tax-Aware Overlay C	Class 1 and Class 2
Tax-Aware Overlay N	Class 1 and Class 2

*	The Overlay Portfolios commenced operations on February 8, 2010.

Each Portfolio has its own investment objectives. This report relates only to the International Equity Portfolios, Fixed Income Taxable Portfolios, Fixed Income Municipal Portfolios and Intermediate Municipal Portfolios. The financial highlights of Class A, Class B and Class C Shares (collectively “Retail Classes”) of Tax-Managed International, International, Short Duration Plus, Diversified Municipal, California Municipal and New York Municipal Portfolios and Overlay Portfolios are presented in separate financial reports. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign

56	Sanford C. Bernstein Fund, Inc.

securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter markets (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein, L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time (see Note 1.B).

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

2010 Semi-Annual Report	57

Notes to Financial Statements (continued)

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of March 31, 2010:

TAX-MANAGED INTERNATIONAL PORTFOLIO INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Assets:
Common Stocks
Financials	$39,154,480	$1,116,560,009		$—	$1,155,714,489
Industrials	13,370,899	626,866,352		—	640,237,251
Energy	98,575,448	455,609,862		—	554,185,310
Consumer Discretionary	7,016,645	516,958,739		—	523,975,384
Materials	10,264,696	505,493,016		—	515,757,712
Health Care	27,691,384	458,049,642		—	485,741,026
Consumer Staples	—	474,006,708		—	474,006,708
Information Technology	26,705,637	341,390,912		—	368,096,549
Telecommunication Services	—	323,860,108		—	323,860,108
Utilities	—	130,128,962		—	130,128,962
Rights	273,561	—		—	273,561
Short-Term Investments	—	92,511,000		—	92,511,000
Total Investments in Securities	223,052,750	5,041,435,310	†	—	5,264,488,060
Other Financial Instruments*:
Assets	937,983	60,210,846		—	61,148,829
Liabilities	—	(36,385,037)		—	(36,385,037)
Total	$223,990,733	$5,065,261,119		$—	$5,289,251,852

INTERNATIONAL PORTFOLIO INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Assets:
Common Stocks
Financials	$14,827,706	$499,662,550		$—	$514,490,256
Industrials	5,887,416	286,060,187		—	291,947,603
Energy	38,200,268	211,213,139		—	249,413,407
Consumer Discretionary	—	234,892,252		—	234,892,252
Materials	—	229,196,933		—	229,196,933
Health Care	12,423,964	210,604,552		—	223,028,516
Consumer Staples	—	208,144,036		—	208,144,036
Information Technology	12,194,355	153,183,698		—	165,378,053
Telecommunication Services	—	141,121,358		—	141,121,358
Utilities	—	54,609,976		—	54,609,976
Rights	124,783	—		—	124,783
Short-Term Investments	—	34,374,000		—	34,374,000
Total Investments in Securities	83,658,492	2,263,062,681	†	—	2,346,721,173
Other Financial Instruments*:
Assets	248,123	5,279,722		—	5,527,845
Liabilities	—	(6,403,986)		—	(6,403,986)
Total	$83,906,615	$2,261,938,417		$—	$2,345,845,032

58	Sanford C. Bernstein Fund, Inc.

EMERGING MARKETS PORTFOLIO INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Common Stocks
Financials	$87,880,119	$431,769,540		$18,441,639	$538,091,298
Information Technology	12,116,243	343,024,231		—	355,140,474
Materials	88,862,702	229,871,758		—	318,734,460
Energy	86,009,157	174,292,058		—	260,301,215
Consumer Discretionary	59,513,450	95,766,023		—	155,279,473
Industrials	35,363,028	110,021,293		—	145,384,321
Telecommunication Services	46,444,366	52,831,219		—	99,275,585
Consumer Staples	27,129,761	26,903,504		—	54,033,265
Utilities	52,865,921	—		—	52,865,921
Health Care	21,970,100	10,293,527		—	32,263,627
Warrants	—	—		27,027,283	27,027,283
Short-Term Investments	—	5,692,000		—	5,692,000
Total Investments in Securities	518,154,847	1,480,465,153	†	45,468,922	2,044,088,922
Other Financial Instruments*	—	—		—	—
Total	$518,154,847	$1,480,465,153		$45,468,922	$2,044,088,922

INTERMEDIATE DURATION PORTFOLIO INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Assets:
Corporates - Investment Grades	$—	$1,815,311,466		$6,311,263	$1,821,622,729
Governments - Treasuries	—	1,432,837,760		—	1,432,837,760
Mortgage Pass-Thru’s	—	779,018,421		—	779,018,421
Commercial Mortgage-Backed Securities	—	418,310,013		63,222,107	481,532,120
Corporates - Non-Investment Grades	—	197,817,997		4,628,301	202,446,298
CMOs	—	103,950,779		45,551,377	149,502,156
Bank Loans	—	—		98,163,168	98,163,168
Governments - Sovereign Bonds	—	85,464,256		—	85,464,256
Governments - Sovereign Agencies	—	63,949,538		—	63,949,538
Asset-Backed Securities	—	21,843,851		32,562,389	54,406,240
Inflation-Linked Securities	—	52,622,131		—	52,622,131
Quasi-Sovereigns	—	38,537,395		—	38,537,395
Local Governments - Municipal Bonds	—	13,420,681		—	13,420,681
Agencies	—	10,942,336		—	10,942,336
Preferred Stocks	—	5,982,552		—	5,982,552
Emerging Markets - Corporate Bonds	—	4,398,930		—	4,398,930
Warrants	—	—		81,904	81,904
Short-Term Investments
Treasury Bills	—	90,000,000		—	90,000,000
Time Deposit	—	157,387,378		—	157,387,378
Total Investments in Securities	—	5,291,795,484		250,520,509	5,542,315,993
Other Financial Instruments*:
Assets	463,501	571,793		—	1,035,294
Liabilities	—	(101,917)		—	(101,917)
Total	$463,501	$5,292,265,360		$250,520,509	$5,543,249,370

2010 Semi-Annual Report	59

Notes to Financial Statements (continued)

U.S. GOVERNMENT SHORT DURATION PORTFOLIO INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Governments - Treasuries	$—	$128,927,029	$—	$128,927,029
Mortgage Pass-Thru’s	—	23,931,537	—	23,931,537
CMOs	—	9,531,227	292,237	9,823,464
Agencies	—	9,590,738	—	9,590,738
Asset-Backed Securities	—	3,169,119	121,716	3,290,835
Commercial Mortgage-Backed Security	—	867,889	—	867,889
Short-Term Investments	—	1,038,054	—	1,038,054
Total Investments in Securities	—	177,055,593	413,953	177,469,546
Other Financial Instruments*	—	—	—	—
Total	$—	$177,055,593	$413,953	$177,469,546

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Long-Term Municipal Bonds	$—	$501,094,758	$—	$501,094,758
Short-Term Municipal Notes	—	16,360,000	—	16,360,000
Agencies	—	57,531,084	—	57,531,084
Total Investments in Securities	—	574,985,842	—	574,985,842
Other Financial Instruments*	—	—	—	—
Total	$—	$574,985,842	$—	$574,985,842

SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Long-Term Municipal Bonds	$—	$98,528,809	$—	$98,528,809
Short-Term Municipal Notes	—	8,180,000	—	8,180,000
Agencies	—	12,590,668	—	12,590,668
Short-Term Investments	—	275,000	—	275,000
Total Investments in Securities	—	119,574,477	—	119,574,477
Other Financial Instruments*	—	—	—	—
Total	$—	$119,574,477	$—	$119,574,477

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Long-Term Municipal Bonds	$—	$224,375,826	$—	$224,375,826
Short-Term Municipal Notes	—	4,500,000	—	4,500,000
Agencies	—	23,869,171	—	23,869,171
Short-Term Investments	—	4,897,000	—	4,897,000
Total Investments in Securities	—	257,641,997	—	257,641,997
Other Financial Instruments*	—	—	—	—
Total	$—	$257,641,997	$—	$257,641,997

60	Sanford C. Bernstein Fund, Inc.

DIVERSIFIED MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$—	$5,015,139,981	$—	$5,015,139,981
Short-Term Municipal Notes	—	10,155,000	—	10,155,000
Agencies	—	463,341,354	—	463,341,354
Short-Term Investments	—	10,947,000	—	10,947,000
Total Investments in Securities	—	5,499,583,335	—	5,499,583,335
Other Financial Instruments*:
Assets	—	1,193,526	—	1,193,526
Liabilities	—	—	—	—
Total	$—	$5,500,776,861	$—	$5,500,776,861

CALIFORNIA MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Long-Term Municipal Bonds	$—	$1,186,723,514	$—	$1,186,723,514
Short-Term Municipal Notes	—	63,700,000	—	63,700,000
Short-Term Investments	—	1,258,000	—	1,258,000
Total Investments in Securities	—	1,251,681,514	—	1,251,681,514
Other Financial Instruments*	—	—	—	—
Total	$—	$1,251,681,514	$—	$1,251,681,514

NEW YORK MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Long-Term Municipal Bonds	$—	$1,757,563,543	$—	$1,757,563,543
Short-Term Municipal Notes	—	26,525,000	—	26,525,000
Agencies	—	131,173,818	—	131,173,818
Short-Term Investments	—	2,346,000	—	2,346,000
Total Investments in Securities	—	1,917,608,361	—	1,917,608,361
Other Financial Instruments*	—	—	—	—
Total	$—	$1,917,608,361	$—	$1,917,608,361

2010 Semi-Annual Report	61

Notes to Financial Statements (continued)

SHORT DURATION PLUS PORTFOLIO INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Governments - Treasuries	$—	$193,462,565	$—	$193,462,565
Corporates - Investment Grades	—	120,238,578	—	120,238,578
Asset-Backed Securities	—	73,519,298	14,848,696	88,367,994
Mortgage Pass-Thru’s	—	75,868,633	—	75,868,633
CMOs	—	30,442,576	9,053,143	39,495,719
Agencies	—	19,984,578	—	19,984,578
Commercial Mortgage-Backed Securities	—	4,552,137	5,260,866	9,813,003
Short-Term Investments
Time Deposit	—	10,560,000	—	10,560,000
Certificates of Deposit	—	5,866,654	—	5,866,654
Total Investments in Securities	—	534,495,019	29,162,705	563,657,724
Other Financial Instruments*:
Assets	99,290	—	—	99,290
Liabilities	(23,448)	—	—	(23,448)
Total	$75,842	$534,495,019	$29,162,705	$563,733,566

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.
†	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Portfolio values its securities which may materially affect the value of securities trading in such markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

TAX-MANAGED INTERNATIONAL PORTFOLIO	RIGHTS	TOTAL
Balance as of 9/30/09	$2	$2
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation/depreciation	—	—
Net purchases (sales)	(2)	(2)
Net transfers in and/or out of Level 3	—	—

Balance as of 3/31/10	$—	$—

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/10*	$—	$—

62	Sanford C. Bernstein Fund, Inc.

INTERNATIONAL PORTFOLIO	RIGHTS	TOTAL
Balance as of 9/30/09	$1	$1
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation/depreciation	—	—
Net purchases (sales)	(1)	(1)
Net transfers in and/or out of Level 3	—	—

Balance as of 3/31/10	$—	$—

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/10*	$—	$—

EMERGING MARKETS PORTFOLIO	FINANCIALS	ENERGY	WARRANTS	TOTAL
Balance as of 9/30/09	$11,211,299	$7,800,401	$14,358,145	$33,369,845
Accrued discounts/premiums	—	—	—	—
Realized gain (loss)	(488,301)	6,454,373	2,325,817	8,291,889
Change in unrealized appreciation/depreciation	3,506,983	(7,121,199)	(2,520,747)	(6,134,963)
Net purchases (sales)	(286,552)	(7,133,575)	12,864,068	5,443,941
Net transfers in and/or out of Level 3	4,498,210	—	—	4,498,210

Balance as of 3/31/10	$18,441,639	$—	$27,027,283	$45,468,922

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/10*	$3,506,983	$—	$(1,445,940)	$2,061,043

INTERMEDIATE DURATION PORTFOLIO	CORPORATES— INVESTMENT GRADES	COMMERCIAL MORTGAGE- BACKED SECURITIES	CORPORATES— NON-INVESTMENT GRADES	CMOS
Balance as of 9/30/09	$59,184,404	$32,035,433	$15,443,537	$50,484,133
Accrued discounts/premiums	498	126,423	3,783	1,201
Realized gain (loss)	—	—	2,184	57,660
Change in unrealized appreciation/depreciation	127,749	7,010,138	437,991	2,933,738
Net purchases (sales)	—	—	(116,594)	(7,925,355)
Net transfers in and/or out of Level 3	(53,001,388)	24,050,113	(11,142,600)	—

Balance as of 3/31/10	$6,311,263	$63,222,107	$4,628,301	$45,551,377

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/10*	$127,749	$7,010,138	$437,991	$2,913,807

2010 Semi-Annual Report	63

Notes to Financial Statements (continued)

	BANK LOANS	GOVERNMENTS - SOVEREIGN BONDS	ASSET- BACKED SECURITIES	QUASI- SOVEREIGNS
Balance as of 9/30/09	$135,384,874	$59,368,111	$34,087,426	$38,285,850
Accrued discounts/premiums	1,010,160	—	3,620	18,691
Realized gain (loss)	(9,773,050)	—	16,367	1,124,382
Change in unrealized appreciation/depreciation	18,927,717	—	4,892,065	(297,748)
Net purchases (sales)	(47,386,533)	—	(6,437,089)	(14,165,325)
Net transfers in and/or out of Level 3	—	(59,368,111)	—	(24,965,850)

Balance as of 3/31/10	$98,163,168	$—	$32,562,389	$—

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/10*	$8,880,153	$—	$4,892,049	$—

	WARRANTS	TOTAL
Balance as of 9/30/09	$—	$424,273,768
Accrued discounts/premiums	—	1,164,376
Realized gain (loss)	—	(8,572,457)
Change in unrealized appreciation/depreciation	—	34,031,650
Net purchases (sales)	81,904	(75,948,992)
Net transfers in and/or out of Level 3	—	(124,427,836)

Balance as of 3/31/10	$81,904	$250,520,509

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/10*	$—	$24,261,887

U.S. GOVERNMENT SHORT DURATION PORTFOLIO	CMOS	ASSET- BACKED SECURITIES	TOTAL
Balance as of 9/30/09	$255,989	$68,875	$324,864
Accrued discounts/premiums	(13)	(1)	(14)
Realized gain (loss)	(116)	1	(115)
Change in unrealized appreciation/depreciation	55,984	84,085	140,069
Net purchases (sales)	(19,607)	(31,244)	(50,851)
Net transfers in and/or out of Level 3			—

Balance as of 3/31/10	$292,237	$121,716	$413,953

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/10*	$55,984	$84,085	$140,069

64	Sanford C. Bernstein Fund, Inc.

SHORT DURATION PLUS PORTFOLIO	CORPORATES - INVESTMENT GRADES	ASSET- BACKED SECURITIES	CMOS	COMMERCIAL MORTGAGE- BACKED SECURITIES
Balance as of 9/30/09	$5,075,112	$16,246,024	$10,439,907	$1,949,321
Accrued discounts/premiums	—	1,573	(331)	(6)
Realized gain (loss)	—	(42,575)	(1,394,596)	—
Change in unrealized appreciation/depreciation	—	1,766,572	2,433,849	1,494,721
Net purchases (sales)	—	(3,122,898)	(2,425,686)	—
Net transfers in and/or out of Level 3	(5,075,112)	—	—	1,816,830

Balance as of 3/31/10	$—	$14,848,696	$9,053,143	$5,260,866

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/10*	$—	$1,728,839	$1,066,289	$1,494,721

	TOTAL
Balance as of 9/30/09	$33,710,364
Accrued discounts/premiums	1,236
Realized gain (loss)	(1,437,171)
Change in unrealized appreciation/depreciation	5,695,142
Net purchases (sales)	(5,548,584)
Net transfers in and/or out of Level 3	(3,258,282)

Balance as of 3/31/10	$29,162,705

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/10*	4,289,849

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

C.	Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 12:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Tax-Managed International Portfolio, International Portfolio, Emerging Markets Portfolio, Intermediate Duration Portfolio and Short Duration Plus Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

2010 Semi-Annual Report	65

Notes to Financial Statements (continued)

D.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H.	Distribution of Income and Gains

Net investment income of each Portfolio except the Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Dividends from net investment income, if any, of the Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio will be paid to shareholders at least once a year.

Distributions of net realized gains, less any available loss carryforwards, if any, for all Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying financial statements. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

I.	Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of

66	Sanford C. Bernstein Fund, Inc.

purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

J.	Portfolio Transaction Fee

The Emerging Markets Portfolio imposes a 1.00% fee on purchases and redemptions. This fee is retained by the Portfolio and is included in the financial statements as a component of additional paid-in capital.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

Each of the Portfolios of Sanford C. Bernstein Fund, Inc. pays the Adviser an investment management fee, based on the annual rate, for such services as follows:

	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
FIRST $1 BILLION		NEXT $3 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Tax-Managed International Portfolio	0.925%	0.850%	0.800%	0.750%	0.650%	0.600%

		FIRST $1 BILLION	NEXT $3 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
International Portfolio		0.925%	0.850%	0.800%	0.750%	0.650%

		FIRST $1 BILLION	NEXT $1 BILLION	NEXT $1 BILLION	NEXT $3 BILLION	THEREAFTER
Emerging Markets Portfolio		1.175%	1.050%	1.000%	0.900%	0.850%

		FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Intermediate Duration Portfolio		0.500%	0.450%	0.400%	0.350%	0.300%

			FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
New York Municipal, California Municipal and Diversified Municipal Portfolios			0.500%	0.450%	0.400%	0.350%

					FIRST $750 MILLION	THEREAFTER
Short Duration California Municipal, Short Duration Diversified Municipal, Short Duration New York Municipal, U.S. Government Short Duration and Short Duration Plus Portfolios					0.450%	0.400%

During the year ended September 30, 2009, the Adviser reimbursed the Tax-Managed International Portfolio $1,270 for trading losses incurred due to trade entry errors.

B.	Shareholder Servicing Fee; Transfer Agency Fee

Under the Shareholder Servicing Agreement between the Sanford C. Bernstein Fund, Inc. and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. The Shareholder Servicing Agreement does not apply to the Retail Classes. Such services include, but are not limited to, providing information to shareholders concerning their Sanford C. Bernstein Fund investments, systematic withdrawal

2010 Semi-Annual Report	67

Notes to Financial Statements (continued)

plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio except the Tax-Managed International Portfolio, International Portfolio, and Emerging Markets Portfolio to the Adviser for services is .10 of 1%, annualized, of the average daily net assets of each Portfolio during the month, and the fee paid by the Tax-Managed International Portfolio, International Portfolio, and Emerging Markets Portfolio for services is .25 of 1%, annualized, of the average daily net assets of each Portfolio during the month.

Under a Transfer Agency Agreement between the Sanford C. Bernstein Fund, Inc., on behalf of the Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Retail Classes compensate ABIS, a wholly owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. For the six months ended March 31, 2010, the compensation retained by ABIS amounted to: Tax-Managed International Portfolio, $9,000; International Portfolio, $13,965; Diversified Municipal Portfolio, $15,705; California Municipal Portfolio, $9,000; New York Municipal Portfolio, $9,737; and Short Duration Plus Portfolio, $23,245.

C.	Distribution Arrangements—the Funds Except the Retail Classes

Under the Distribution Agreement between the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the 12 Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D.	Distribution Arrangements—the Retail Classes Only

The Retail Classes of the Tax-Managed International Portfolio and International Portfolio, the Intermediate Municipal Portfolios, and the Short Duration Plus Portfolio have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of the Class A Shares, 1% of the Class B and Class C Shares of the respective average daily net assets attributable to the Retail Classes. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Sanford C. Bernstein Fund, Inc., that it has incurred expenses in excess of the distribution costs reimbursed by each of the Retail Classes as follows:

	TAX-MANAGED INTERNATIONAL	INTERNATIONAL	DIVERSIFIED MUNICIPAL	CALIFORNIA MUNICIPAL	NEW YORK MUNICIPAL	SHORT DURATION PLUS
Class B	$229,895	$202,578	$485,827	$514,767	$768,243	$114,239
Class C	1,085,603	1,233,316	1,773,926	1,012,338	1,428,825	768,240

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

E.	Other Transactions with Affiliates

Class A Shares of the Retail Classes are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. Effective October 1, 2009, the Intermediate Municipal Portfolios Class A shares were sold with a reduced front-end sales charge of up to 3.00% for purchases up to $500,000; purchases of $500,000 or more will not be subject to a sales charge. With respect to purchases of $1,000,000 or more ($500,000 or more with respect to the Intermediate

68	Sanford C. Bernstein Fund, Inc.

Municipal Portfolios effective October 1, 2009), Class A Shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B Shares of the Intermediate Municipal Portfolios and the Short Duration Plus Portfolio are currently sold with a contingent deferred sales charge that declines from 3% to zero depending on the period of time the shares are held. Class B Shares of the Tax-Managed International Portfolio and the International Portfolio are currently sold with a contingent deferred sales charge that declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolios’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B Shares will automatically convert to Class A Shares six years after the end of the calendar month of purchase for the Intermediate Municipal Portfolios and the Short Duration Plus Portfolio, and eight years after the end of the calendar month of purchase for the Tax-Managed International Portfolio and the International Portfolio. Class C Shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R Shares are not currently being offered but would be sold without an initial or contingent deferred sales charge and would be offered to certain group retirement plans.

AllianceBernstein Investments, Inc., has advised Sanford C. Bernstein Fund, Inc., that it has retained front-end sales charges from sales of Class A Shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B, and Class C Shares for the six months ended March 31, 2010, as follows:

PORTFOLIO	FRONT-END SALES CHARGES CLASS A	CONTINGENT DEFERRED SALES CHARGES
		CLASS A	CLASS B	CLASS C
Tax-Managed International	$244	$0	$0	$0
International	534	60	270	87
Diversified Municipal	1,445	3,299	360	5,116
California Municipal	27	15,000	409	1,120
New York Municipal	0	654	1,229	9,863
Short Duration Plus	3,869	717	5,551	1,578

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser, for the six months ended March 31, 2010 were as follows:

PORTFOLIO	TOTAL COMMISSIONS	SANFORD C. BERNSTEIN & CO., LLC	SANFORD C. BERNSTEIN & CO., LTD.
Tax-Managed International	$3,115,957	$0	$0
International	1,434,949	0	0

There were no brokerage commissions paid by Diversified Municipal, California Municipal, New York Municipal and Short Duration Plus Portfolios for the six months ended March 31, 2010.

2010 Semi-Annual Report	69

Notes to Financial Statements (continued)

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the period from October 1, 2009 through March 31, 2010, the Portfolios had purchases and sales transactions, excluding repurchase transactions and transactions in short-term instruments, as follows:

PORTFOLIO	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES
Tax-Managed International	$1,734,915,943	$0	$1,840,393,921	$0
International	775,197,039	0	865,925,500	0
Emerging Markets	658,848,664	0	764,968,910	0
Intermediate Duration	705,522,177	1,849,612,003	770,220,658	1,339,732,205
U.S. Government Short Duration	0	197,034,526	33,675	211,920,882
Short Duration Diversified Municipal	214,305,855	0	41,159,889	0
Short Duration California Municipal	27,889,329	5,971,535	20,498,168	5,607,399
Short Duration New York Municipal	65,002,652	0	26,410,292	0
Diversified Municipal	653,839,215	463,750,493	426,834,173	120,842,243
California Municipal	290,158,591	48,597,317	212,496,516	48,579,048
New York Municipal	393,650,374	80,334,068	139,941,593	40,326,795
Short Duration Plus	80,392,798	294,523,202	90,902,600	240,805,706

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

PORTFOLIO	GROSS UNREALIZED		NET UNREALIZED APPRECIATION/ (DEPRECIATION)
	APPRECIATION	(DEPRECIATION)
Tax-Managed International	$684,503,039	$(259,375,649)	$425,127,390
International	332,311,381	(120,134,778)	212,176,603
Emerging Markets	509,461,538	(38,870,684)	470,590,854
Intermediate Duration	211,616,081	(155,010,099)	56,605,982
U.S. Government Short Duration	1,350,767	(319,742)	1,031,025
Short Duration Diversified Municipal	4,843,575	(3,309,203)	1,534,372
Short Duration California Municipal	1,415,034	(1,128,702)	286,332
Short Duration New York Municipal	2,992,892	(1,942,514)	1,050,378
Diversified Municipal	210,342,236	(66,928,910)	143,413,326
California Municipal	41,808,074	(19,742,263)	22,065,811
New York Municipal	72,061,982	(25,603,683)	46,458,299
Short Duration Plus	7,081,461	(17,109,185)	(10,027,724)

B.	Derivative Financial Instruments

Each Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. Certain Portfolios may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

70	Sanford C. Bernstein Fund, Inc.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures Contracts

Each Portfolio may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Tax-Managed International and International Portfolios may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into a futures contract, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the future contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. Each Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

•	Forward Currency Exchange Contracts

The Tax-Managed International Portfolio, International Portfolio, Emerging Markets Portfolio, Intermediate Duration Portfolio and Short Duration Plus Portfolio may enter into foreign-currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward contract with a term greater than one year.

Forward contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Non-U.S. Stock Portfolios may commit a substantial portion or the entire value of their Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward contracts would have on the investment program of these Portfolios and the flexibility of the Portfolios to purchase additional securities.

•	Option Transactions

For hedging and investment purposes, each Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Certain Portfolios may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not

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Notes to Financial Statements (continued)

perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolios on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

For the six months ended March 31, 2010, none of the Portfolios had transactions in written options.

•	Swap Agreements

Each Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets and currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures or making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

The Portfolio may enter into interest rate swap transactions to reserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

72	Sanford C. Bernstein Fund, Inc.

Credit Default Swaps:

Each Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. The accrual for these interim payments is recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if the Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose its investment. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Portfolio for the same reference obligation with the same counterparty. As of March 31, 2010, none of the Portfolios had Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

Documentation governing the Portfolio’s swap transactions may contain provisions for early termination of a swap in the event the net assets of a Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate the swap and require the Portfolio to pay or receive a settlement amount in connection with the terminated swap transaction.

2010 Semi-Annual Report	73

Notes to Financial Statements (continued)

At March 31, 2010, the Portfolios had entered into the following derivatives:

TAX-MANAGED INTERNATIONAL PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$60,210,846		Unrealized depreciation of forward currency exchange contracts	$36,385,037
Equity contracts	Margin due from broker on futures contracts	937,983	*
Total		$61,148,829			$36,385,037

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2010:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$39,233,422	$(10,761,586)
Equity contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of investments, futures and swaps	1,106,032	539,919
Total		$40,339,454	$(10,221,667)

For the six months ended March 31, 2010, the average monthly principal amount of foreign currency exchange contracts was $2,406,781,431 and average monthly original value of futures contracts was $22,621,079.

INTERNATIONAL PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$5,279,722		Unrealized depreciation of forward currency exchange contracts	$6,403,986
Equity contracts	Receivable for variation margin on futures contracts	248,123	*
Total		$5,527,845			$6,403,986

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

74	Sanford C. Bernstein Fund, Inc.

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2010:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$26,327,536	$(11,396,290)
Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of investments, futures and swaps	599,368	91,666
Total		$26,926,904	$(11,304,624)

For the six months ended March 31, 2010, the average monthly principal amount of foreign currency exchange contracts was $1,074,675,921 and average monthly original value of futures contracts was $11,311,484.

INTERMEDIATE DURATION PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$571,793		Unrealized depreciation of forward currency exchange contracts	$101,917
Interest rate contracts	Margin due from broker on futures contracts	463,501	*
Total		$1,035,294			$101,917

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2010:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(2,651,644)	$3,447,929
Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of investments, futures and swaps	1,938,979	(414,860)
Interest rate contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of investments, futures and swaps	12,344,742	(10,938,593)
Total		$11,632,077	$(7,905,524)

2010 Semi-Annual Report	75

Notes to Financial Statements (continued)

For the six months ended March 31, 2010, the average monthly principal amount of foreign currency exchange contracts was $151,220,160, average monthly original value of futures contracts was $55,727,514 and average monthly notional amount of interest rate swaps was $426,857,143.

DIVERSIFIED MUNICIPAL PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Unrealized appreciation on interest rate swap contracts	$1,193,526
Total		$1,193,526

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2010:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain on swap transactions; Net change in unrealized appreciation/depreciation of investments and interest rate swaps	$364,074	$(81,967)
Total		$364,074	$(81,967)

For the six months ended March 31, 2010, the average monthly principal amount of interest rate swap contracts was $22,255,000.

SHORT DURATION PLUS PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Margin due from broker on futures contracts	$75,842	*
Total		$75,842

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2010:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of investments and futures	$(656,941)	$1,058,305
Total		$(656,941)	$1,058,305

For the six months ended March 31, 2010, the average monthly original value of futures contracts was $263,461,773.

76	Sanford C. Bernstein Fund, Inc.

C.	Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D.	Mortgage-Backed Dollar Rolls

The Intermediate Duration Portfolio, the U.S. Government Short Duration Portfolio and the Short Duration Plus Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and such Portfolio’s simultaneously contracting to repurchase similar securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. In consideration for entering into the commitment to repurchase the Portfolios are compensated by “fee income”, which is received when the Portfolios enter into the commitment. Such fee income is recorded as deferred income and accrued by each Portfolio over the roll period. Dollar rolls involve the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolios. For the six months ended March 31, 2010, the Portfolio had no transactions in dollar rolls.

E.	Reverse Repurchase Agreements

Under a reverse repurchase agreement, a Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time a Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the six months ended March 31, 2010, the average amount of reverse repurchase agreements outstanding for the Intermediate Duration Portfolio, Government Short Duration Portfolio and Short Duration Plus Portfolio was $1,573,720, $5,727,239, and $5,081,923, respectively and the daily weighted average annualized interest rate was (0.77)%, (0.03)% and (0.02)%, respectively. During the period, the Portfolios received net interest payment from counterparties.

NOTE 4.	Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2010 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2009 and September 30, 2008 were as follows:

	2009	2008
Tax-Managed International
Distributions paid from:
Ordinary income	$163,159,616	$137,298,624
Net long-term capital gains	0	953,870,770

Total distributions paid	$163,159,616	$1,091,169,394

International
Distributions paid from:
Ordinary income	$78,128,726	$69,148,958
Net long-term capital gains	0	452,837,918

Total distributions paid	$78,128,726	$521,986,876

2010 Semi-Annual Report	77

Notes to Financial Statements (continued)

	2009	2008
Emerging Markets
Distributions paid from:
Ordinary income	$27,911,297	$124,979,764
Net long-term capital gains	106,186,706	555,335,033

Total distributions paid	$134,098,003	$680,314,797

Intermediate Duration
Distributions paid from:
Ordinary income	$236,236,918	$272,955,687
Net long-term capital gains	34,375,779	0

Total distributions paid	$270,612,697	$272,955,687

U.S. Government Short Duration
Distributions paid from:
Ordinary income	$3,290,394	$3,283,780

Total distributions paid	$3,290,394	$3,283,780

Short Duration Diversified Municipal
Distributions paid from:
Ordinary income	$91,788	$29,403

Total taxable distributions paid	91,788	29,403
Tax exempt distributions	9,313,707	8,432,664

Total distributions paid	$9,405,495	$8,462,067

Short Duration California Municipal
Distributions paid from:
Ordinary income	$10,105	$7,230

Total taxable distributions paid	10,105	7,230
Tax exempt distributions	3,185,583	2,991,534

Total distributions paid	$3,195,688	$2,998,764

Short Duration New York Municipal
Distributions paid from:
Ordinary income	$46,367	$5,422

Total taxable distributions paid	46,367	5,422
Tax exempt distributions	4,449,900	3,942,522

Total distributions paid	$4,496,267	$3,947,944

Diversified Municipal
Distributions paid from:
Ordinary income	$889,666	$680,969
Net long-term capital gains	4,821,927	0

Total taxable distributions paid	5,711,593	680,969
Tax exempt distributions	162,877,328	172,884,125

Total distributions paid	$168,588,921	$173,565,094

78	Sanford C. Bernstein Fund, Inc.

	2009	2008
California Municipal
Distributions paid from:
Ordinary income	$121,294	$188,762
Net long-term capital gains	3,620,244	0

Total taxable distributions paid	3,741,538	188,762
Tax exempt distributions	41,687,842	49,020,899

Total distributions paid	$45,429,380	$49,209,661

New York Municipal
Distributions paid from:
Ordinary income	$156,439	$275,506
Net long-term capital gains	5,534,129	0

Total taxable distributions paid	5,690,568	275,506
Tax exempt distributions	56,702,141	63,336,652

Total distributions paid	$62,392,709	$63,612,158

Short Duration Plus
Distributions paid from:
Ordinary income	$13,817,254	$15,809,692

Total distributions paid	$13,817,254	$15,809,692

As of September 30, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	ORDINARY INCOME(a)		LONG-TERM CAPITAL GAINS	ACCUMULATED CAPITAL AND OTHER GAINS (LOSSES)(b)	UNREALIZED APPRECIATION/ (DEPRECIATION)(c)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(d)
Tax-Managed International	$96,225,751		$0	$(2,046,959,206)	$202,100,757	$(1,748,632,698)
International	41,204,192		0	(1,016,191,708)	(5,302,140)	(980,289,656)
Emerging Markets	13,686,324		0	(425,890,789)	368,021,686	(44,182,779)
Intermediate Duration	3,874,354		0	(34,009,705)	(34,341,383)	(64,476,734)
U.S. Government Short Duration	130,458		0	(292,397)	652,129	490,190
Short Duration Diversified Municipal	193,115	(a)	0	(55,544)	2,524,574	2,662,145
Short Duration California Municipal	51,446	(a)	599,444	0	445,832	1,096,722
Short Duration New York Municipal	113,575	(a)	0	(691,358)	2,362,300	1,784,517
Diversified Municipal	4,494,519	(a)	7,307,132	0	192,482,846	204,284,497
California Municipal	941,204	(a)	3,428,757	0	35,893,423	40,263,384
New York Municipal	1,503,237	(a)	4,021,946	0	70,813,390	76,338,573
Short Duration Plus	143,545		0	(23,621,083)	(14,887,664)	(38,365,202)

2010 Semi-Annual Report	79

Notes to Financial Statements (continued)

(a)	Includes tax exempt income as shown below:

Short Duration Diversified Municipal	$193,115
Short Duration California Municipal	51,446
Short Duration New York Municipal	113,575
Diversified Municipal	4,438,867
California Municipal	941,204
New York Municipal	1,498,009

(b)	At September 30, 2009, the following Portfolios had capital loss carryforwards as shown below:

	CAPITAL LOSS CARRYFORWARD AMOUNT	EXPIRATION
Tax-Managed International	$371,606,126	9/30/2017
International	153,736,112	9/30/2017
Emerging Markets	190,198,755	9/30/2017
Intermediate Duration	30,234,034	9/30/2017
U.S. Government Short Duration	292,397	9/30/2015
Short Duration Diversified Municipal	55,544	9/30/2015
Short Duration New York Municipal	18,207	9/30/2011
Short Duration New York Municipal	601,536	9/30/2014
Short Duration New York Municipal	71,615	9/30/2015
Short Duration Plus	3,594,854	9/30/2013
Short Duration Plus	6,491,604	9/30/2014
Short Duration Plus	4,022,522	9/30/2015
Short Duration Plus	920,045	9/30/2016
Short Duration Plus	5,807,512	9/30/2017

(c)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to the tax deferral of losses on wash sales and straddles, swap income (loss) accrual and the mark to market of forward foreign currency contracts, futures contracts and passive foreign investment companies (PFICs).

(d)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to post-October loss deferrals and dividends payable to shareholders.

At September 30, 2009, the following Portfolios had post-October capital loss deferrals as shown below.

For tax purposes, these losses are deemed to arise on October 1, 2009:

POST-OCTOBER CAPITAL LOSS DEFERRAL
Tax-Managed International	$1,675,353,080
International	862,455,596
Emerging Markets	235,692,034
Intermediate Duration	836,028
Short Duration Plus	2,213,694

80	Sanford C. Bernstein Fund, Inc.

During the year ended September 30, 2009, capital loss carryforwards were utilized by the Portfolios as shown below:

CAPITAL LOSS CARRYFORWARD UTILIZED
U.S. Government Short Duration	$2,088,901
Short Duration Diversified Municipal	901,043
Short Duration California Municipal	225,359
Short Duration New York Municipal	268,892

NOTE 5.	Risks Involved in Investing in the Portfolios

Emerging Markets and International Portfolios—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets. In addition, national policies may restrict investment opportunities.

In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Furthermore, since the composition of each Portfolio will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index.

Fixed Income Portfolios—Interest rate risk is the risk that changes in interest rates will affect the value of a Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of a Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

During the year ended September 30, 2008, the Intermediate Duration Portfolio had swap counterparty exposure to Lehman Brothers Holdings Inc. (“Lehman Brothers”), as a guarantor for Lehman Brothers Special Financing Inc. (“LBSF”), which filed for bankruptcy on September 15, 2008. As a result, on September 15, 2008, the Portfolio terminated all outstanding swap contracts with LBSF prior to their scheduled maturity dates in accordance with the terms of the swap agreements. Upon the termination of the swap contracts, Lehman Brothers’ obligations to the Portfolio amounted to $9,843,441. The Portfolio’s claim to these obligations is subject to the pending bankruptcy proceeding against the Lehman Brothers estate (the “Bankruptcy Claim”). As of March 31, 2010, the Bankruptcy Claim, based upon the estimated recovery value, was being valued at $3,543,639 (36.00% of the Bankruptcy Claim). The estimated recovery value may change over time. The Adviser has agreed to make the Portfolio whole in respect of the amount of the recovery that would be paid on the Bankruptcy Claim in the event the Bankruptcy Claim is not honored by the Lehman Brothers estate, or with respect to any diminution in value upon the sale of the Bankruptcy Claim, in either case resulting from the manner in which the Bankruptcy Claim was processed by the Adviser.

Derivatives Risk—All Portfolios may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and subject to a counterparty risk to a greater degree than more traditional investments.

Leverage Risk—When a Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

2010 Semi-Annual Report	81

Notes to Financial Statements (continued)

Concentration of Credit Risk—The two California Municipal Portfolios and two New York Municipal Portfolios invest primarily in securities issued by the State of California and New York, respectively, and their various political subdivisions, and the performance of each of these Portfolios is closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities.

Bond Insurer Risk—The Municipal Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. When issued, insured municipal securities typically receive a higher credit rating which means that the issuer of the securities pays a lower interest rate. In purchasing insured securities, the Adviser gives consideration to both the insurer and the credit quality of the underlying issuer. The purpose of the insurance is to reduce the credit risk for a particular municipal security by supplementing the creditworthiness of the underlying issuer and providing additional security for payment of the principal and interest. Certain of the insurance companies that insure municipal securities insure other types of securities, including some involving subprime mortgages. The credit quality of subprime mortgage securities has declined and some bond insurers’ risk of having to make payments to holders of subprime mortgage securities has increased. Because of this risk, the credit ratings of some insurance companies have been downgraded and may be further downgraded; it is possible that certain insurance companies may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

The Adviser believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Portfolio. The Portfolio is diversified by bond insurer, reducing the exposure to any single insurer. In addition, the Adviser believes that the generally investment grade underlying credit quality of the insured municipal securities reduces the risk of a significant reduction in the value of the insured municipal security.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. As such, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.	Capital-Share Transactions

As of March 31, 2010, the Sanford C. Bernstein Fund, Inc., has authorized 12.6 billion shares of common stock, par value $0.001 per share, of which 12.3 billion are divided into 18 Portfolios. It has allocated 1.2 billion to the Tax-Managed International Portfolio of which 600 million is allocated to the Tax-Managed International Class Shares and 200 million to each of the three retail classes of shares; 600 million to the Intermediate Duration Portfolio; 1.4 billion to the International Portfolio of which 600 million is allocated to the International Class Shares, 200 million to each of the three retail classes of shares and 200 million to the retirement class of shares (which is not currently being offered); 2 billion to the Diversified Municipal Portfolio, of which 400 million is allocated to each of the three retail classes of shares and 800 million allocated to the Municipal Class Shares; 200 million each to the Emerging Markets Portfolio and the U.S. Government Short Duration Portfolio; 800 million to the California Municipal Portfolio divided evenly into four classes; 1 billion allocated to the New York Portfolio, of which 200 million is allocated to each of the three retail classes of shares and 400 million allocated to the Municipal Class Shares; 1 billion to the Short Duration Plus Portfolio, 200 million each to the four classes and 200 million to the retirement class of shares (which is not currently being offered); and 100 million each to the Short Duration Diversified Municipal Portfolio, Short Duration California Municipal Portfolio, and Short Duration New York Municipal Portfolio; and 3.6 billion to the Overlay Portfolios.

82	Sanford C. Bernstein Fund, Inc.

Share transactions for each Portfolio for the six months ended March 31, 2010 and the year ended September 30, 2009, were as follows:

	TAX-MANAGED INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/10 (UNAUDITED)	YEAR ENDED 9/30/09	SIX MONTHS ENDED 3/31/10 (UNAUDITED)	YEAR ENDED 9/30/09
Tax-Managed International Class Shares
Shares sold	26,159,368	120,401,912	$397,374,493	$1,419,398,879
Shares issued to shareholders on reinvestment of dividends and distributions	697,848	1,702,231	10,516,127	19,575,658
Shares redeemed	(29,298,579)	(137,898,817)	(445,337,148)	(1,640,551,888)

Net decrease	(2,441,363)	(15,794,674)	(37,446,528)	(201,577,351)
Beginning of period	348,833,048	364,627,722	6,919,040,621	7,120,617,972

End of period	346,391,685	348,833,048	$6,881,594,093	$6,919,040,621

Class A Shares
Shares sold	10,650	107,982	$160,547	$1,236,344
Shares issued to shareholders on reinvestment of dividends and distributions	1,951	17,667	29,214	201,578
Shares converted from Class B	18	379	272	4,357
Shares redeemed	(27,835)	(422,866)	(412,855)	(4,809,839)

Net decrease	(15,216)	(296,838)	(222,822)	(3,367,560)
Beginning of period	258,994	555,832	8,844,930	12,212,490

End of period	243,778	258,994	$8,622,108	$8,844,930

Class B Shares
Shares sold	16	8,905	$237	$104,588
Shares issued to shareholders on reinvestment of dividends and distributions	132	425	1,961	4,836
Shares converted to Class A	(19)	(383)	(272)	(4,357)
Shares redeemed	(364)	(7,828)	(5,531)	(89,342)

Net increase (decrease)	(235)	1,119	(3,605)	15,725
Beginning of period	24,844	23,725	607,543	591,818

End of period	24,609	24,844	$603,938	$607,543

Class C Shares
Shares sold	9,005	26,602	$132,897	$310,932
Shares issued to shareholders on reinvestment of dividends and distributions	637	2,474	9,470	28,102
Shares redeemed	(4,710)	(74,918)	(70,710)	(881,685)

Net increase (decrease)	4,932	(45,842)	71,657	(542,651)
Beginning of period	117,187	163,029	3,760,272	4,302,923

End of period	122,119	117,187	$3,831,929	$3,760,272

2010 Semi-Annual Report	83

Notes to Financial Statements (continued)

For the year ended September 30, 2009, the Tax-Managed International Portfolio received $1,597,844 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Portfolios’ statement of changes in net assets. Neither the Portfolio nor its affiliates were involved in the proceedings or the calculation of the payment.

	INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/10 (UNAUDITED)	YEAR ENDED 9/30/09	SIX MONTHS ENDED 3/31/10 (UNAUDITED)	YEAR ENDED 9/30/09
International Class Shares
Shares sold	11,974,389	54,387,298	$179,517,744	$647,222,578
Shares issued to shareholders on reinvestment of dividends	471,834	1,291,096	7,039,767	14,912,176
Shares redeemed	(16,987,692)	(66,889,181)	(254,906,401)	(779,394,610)

Net decrease	(4,541,469)	(11,210,787)	(68,348,890)	(117,259,856)
Beginning of period	157,671,155	168,881,942	3,315,871,730	3,433,131,586

End of period	153,129,686	157,671,155	$3,247,522,840	$3,315,871,730

Class A Shares
Shares sold	82,866	553,190	$1,227,750	$6,492,843
Shares issued to shareholders on reinvestment of dividends	12,618	53,986	187,624	621,380
Shares converted from Class B	4,776	12,181	70,933	142,852
Shares redeemed	(272,896)	(1,270,325)	(4,066,329)	(14,856,486)

Net decrease	(172,636)	(650,968)	(2,580,022)	(7,599,411)
Beginning of period	1,334,988	1,985,956	37,248,103	44,847,514

End of period	1,162,352	1,334,988	$34,668,081	$37,248,103

Class B Shares
Shares sold	2,802	18,355	$41,444	$222,557
Shares issued to shareholders on reinvestment of dividends	854	2,908	12,641	33,359
Shares converted to Class A	(4,814)	(12,290)	(70,933)	(142,852)
Shares redeemed	(15,793)	(44,069)	(233,114)	(532,668)

Net decrease	(16,951)	(35,096)	(249,962)	(419,604)
Beginning of period	134,508	169,604	3,461,854	3,881,458

End of period	117,557	134,508	$3,211,892	$3,461,854

Class C Shares
Shares sold	41,046	165,187	$612,735	$1,956,518
Shares issued to shareholders on reinvestment of dividends	4,515	16,320	66,919	187,352
Shares redeemed	(119,800)	(465,574)	(1,777,831)	(5,493,929)

Net decrease	(74,239)	(284,067)	(1,098,177)	(3,350,059)
Beginning of period	708,077	992,144	20,588,823	23,938,882

End of period	633,838	708,077	$19,490,646	$20,588,823

84	Sanford C. Bernstein Fund, Inc.

	EMERGING MARKETS PORTFOLIO		INTERMEDIATE DURATION PORTFOLIO

	SIX MONTHS ENDED 3/31/10 (UNAUDITED)	YEAR ENDED 9/30/09	SIX MONTHS ENDED 3/31/10 (UNAUDITED)	YEAR ENDED 9/30/09
Shares sold	4,363,961	15,952,665	57,652,518	117,755,861
Shares issued to shareholders on reinvestment of dividends and distributions	449,851	8,866,782	1,503,396	6,833,611
Shares redeemed	(8,690,666)	(26,833,619)	(37,741,157)	(143,533,573)

Net increase (decrease) in shares outstanding	(3,876,854)	(2,014,172)	21,414,757	(18,944,101)
Shares outstanding at beginning of period	73,099,581	75,113,753	379,797,958	398,742,059

Shares outstanding at end of period	69,222,727	73,099,581	401,212,715	379,797,958

	U.S. GOVERNMENT SHORT DURATION PORTFOLIO		SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/10 (UNAUDITED)	YEAR ENDED 9/30/09	SIX MONTHS ENDED 3/31/10 (UNAUDITED)	YEAR ENDED 9/30/09
Shares sold	4,832,380	15,042,245	25,990,994	37,212,638
Shares issued to shareholders on reinvestment of dividends	43,588	155,018	216,670	391,316
Shares redeemed	(4,659,758)	(10,903,313)	(17,037,566)	(27,768,247)

Net increase in shares outstanding	216,210	4,293,950	9,170,098	9,835,707
Shares outstanding at beginning of period	13,603,466	9,309,516	36,072,833	26,237,126

Shares outstanding at end of period	13,819,676	13,603,466	45,242,931	36,072,833

	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO		SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/10 (UNAUDITED)	YEAR ENDED 9/30/09	SIX MONTHS ENDED 3/31/10 (UNAUDITED)	YEAR ENDED 9/30/09
Shares sold	5,317,982	8,020,136	8,334,762	17,886,923
Shares issued to shareholders on reinvestment of dividends	111,622	168,944	102,497	206,404
Shares redeemed	(4,105,866)	(10,860,456)	(6,412,240)	(12,454,759)

Net increase (decrease) in shares outstanding	1,323,738	(2,671,376)	2,025,019	5,638,568
Shares outstanding at beginning of period	8,599,982	11,271,358	18,690,694	13,052,126

Shares outstanding at end of period	9,923,720	8,599,982	20,715,713	18,690,694

2010 Semi-Annual Report	85

Notes to Financial Statements (continued)

	DIVERSIFIED MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/10 (UNAUDITED)	YEAR ENDED 9/30/09	SIX MONTHS ENDED 3/31/10 (UNAUDITED)	YEAR ENDED 9/30/09
Municipal Class Shares
Shares sold	62,645,841	114,007,924	$904,784,085	$1,608,880,194
Shares issued to shareholders on reinvestment of dividends and distributions	1,687,073	2,384,422	24,417,126	33,529,930
Shares redeemed	(37,532,462)	(143,121,128)	(542,349,621)	(2,005,188,579)

Net increase (decrease)	26,800,452	(26,728,782)	386,851,590	(362,778,455)
Beginning of period	340,110,345	366,839,127	4,744,481,162	5,107,259,617

End of period	366,910,797	340,110,345	$5,131,332,752	$4,744,481,162

Class A Shares
Shares sold	8,799,989	5,632,414	$127,294,780	$79,699,152
Shares issued to shareholders on reinvestment of dividends and distributions	120,640	109,392	1,745,536	1,547,978
Shares converted from Class B	105,789	510,274	1,524,841	7,210,904
Shares redeemed	(2,056,318)	(1,725,381)	(29,742,294)	(24,328,771)

Net increase	6,970,100	4,526,699	100,822,863	64,129,263
Beginning of period	7,895,945	3,369,246	112,737,667	48,608,404

End of period	14,866,045	7,895,945	$213,560,530	$112,737,667

Class B Shares
Shares sold	26,639	102,114	$386,231	$1,423,986
Shares issued to shareholders on reinvestment of dividends and distributions	1,661	9,882	24,024	138,691
Shares converted to Class A	(105,780)	(510,222)	(1,524,841)	(7,210,904)
Shares redeemed	(20,691)	(217,609)	(298,643)	(3,059,688)

Net decrease	(98,171)	(615,835)	(1,413,229)	(8,707,915)
Beginning of period	229,208	845,043	3,948,656	12,656,571

End of period	131,037	229,208	$2,535,427	$3,948,656

Class C Shares
Shares sold	1,610,496	1,211,019	$23,307,063	$17,072,801
Shares issued to shareholders on reinvestment of dividends and distributions	28,742	40,984	415,796	578,247
Shares redeemed	(369,532)	(442,798)	(5,344,370)	(6,244,957)

Net increase	1,269,706	809,205	18,378,489	11,406,091
Beginning of period	3,168,646	2,359,441	45,565,978	34,159,887

End of period	4,438,352	3,168,646	$63,944,467	$45,565,978

86	Sanford C. Bernstein Fund, Inc.

	CALIFORNIA MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/10 (UNAUDITED)	YEAR ENDED 9/30/09	SIX MONTHS ENDED 3/31/10 (UNAUDITED)	YEAR ENDED 9/30/09
Municipal Class Shares
Shares sold	11,742,737	22,385,024	$169,273,275	$315,571,544
Shares issued to shareholders on reinvestment of dividends and distributions	524,972	781,923	7,584,213	10,954,283
Shares redeemed	(10,344,072)	(41,466,145)	(149,446,739)	(582,613,990)

Net increase (decrease)	1,923,637	(18,299,198)	27,410,749	(256,088,163)
Beginning of period	79,356,939	97,656,137	1,115,831,938	1,371,920,101

End of period	81,280,576	79,356,939	$1,143,242,687	$1,115,831,938

Class A Shares
Shares sold	1,077,638	1,430,823	$15,585,088	$20,172,080
Shares issued to shareholders on reinvestment of dividends and distributions	29,988	46,547	433,018	656,260
Shares converted from Class B	62,374	248,877	899,264	3,513,564
Shares redeemed	(925,673)	(1,035,963)	(13,348,960)	(14,601,764)

Net increase	244,327	690,284	3,568,410	9,740,140
Beginning of period	2,826,321	2,136,037	40,724,021	30,983,881

End of period	3,070,648	2,826,321	$44,292,431	$40,724,021

Class B Shares
Shares sold	47	6,790	$681	$94,974
Shares issued to shareholders on reinvestment of dividends and distributions	701	4,505	10,111	63,062
Shares converted to Class A	(62,389)	(248,826)	(899,264)	(3,513,564)
Shares redeemed	(3,984)	(90,586)	(57,568)	(1,266,667)

Net decrease	(65,625)	(328,117)	(946,040)	(4,622,195)
Beginning of period	128,720	456,837	2,288,041	6,910,236

End of period	63,095	128,720	$1,342,001	$2,288,041

Class C Shares
Shares sold	159,646	265,539	$2,301,455	$3,741,394
Shares issued to shareholders on reinvestment of dividends and distributions	12,692	21,852	183,234	307,302
Shares redeemed	(104,574)	(248,485)	(1,515,275)	(3,523,924)

Net increase	67,764	38,906	969,414	524,772
Beginning of period	1,286,199	1,247,293	18,669,669	18,144,897

End of period	1,353,963	1,286,199	$19,639,083	$18,669,669

2010 Semi-Annual Report	87

Notes to Financial Statements (continued)

	NEW YORK MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/10 (UNAUDITED)	YEAR ENDED 9/30/09	SIX MONTHS ENDED 3/31/10 (UNAUDITED)	YEAR ENDED 9/30/09
Municipal Class Shares
Shares sold	17,864,650	30,272,218	$254,016,550	$419,659,195
Shares issued to shareholders on reinvestment of dividends and distributions	730,351	1,351,313	10,400,940	18,543,632
Shares redeemed	(11,096,038)	(47,303,139)	(157,958,149)	(649,669,275)

Net increase (decrease)	7,498,963	(15,679,608)	106,459,341	(211,466,448)
Beginning of period	117,882,498	133,562,106	1,618,242,446	1,829,708,894

End of period	125,381,461	117,882,498	$1,724,701,787	$1,618,242,446

Class A Shares
Shares sold	4,053,014	2,175,967	$57,702,697	$30,205,332
Shares issued to shareholders on reinvestment of dividends and distributions	67,219	73,270	956,403	1,011,822
Shares converted from Class B	71,367	517,745	1,012,920	7,182,857
Shares redeemed	(719,730)	(897,051)	(10,246,592)	(12,398,895)

Net increase	3,471,870	1,869,931	49,425,428	26,001,116
Beginning of period	4,701,298	2,831,367	66,007,693	40,006,577

End of period	8,173,168	4,701,298	$115,433,121	$66,007,693

Class B Shares
Shares sold	4,135	26,340	$58,999	$359,331
Shares issued to shareholders on reinvestment of dividends and distributions	2,083	13,293	29,599	182,076
Shares converted to Class A	(71,375)	(517,944)	(1,012,920)	(7,182,857)
Shares redeemed	(19,229)	(159,047)	(273,132)	(2,189,314)

Net decrease	(84,386)	(637,358)	(1,197,454)	(8,830,764)
Beginning of period	238,838	876,196	4,210,614	13,041,378

End of period	154,452	238,838	$3,013,160	$4,210,614

Class C Shares
Shares sold	1,126,248	1,010,061	$16,018,659	$14,093,353
Shares issued to shareholders on reinvestment of dividends and distributions	24,485	27,421	348,328	378,587
Shares redeemed	(178,619)	(181,570)	(2,540,097)	(2,502,185)

Net increase	972,114	855,912	13,826,890	11,969,755
Beginning of period	2,151,218	1,295,306	30,879,897	18,910,142

End of period	3,123,332	2,151,218	$44,706,787	$30,879,897

88	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION PLUS PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/10 (UNAUDITED)	YEAR ENDED 9/30/09	SIX MONTHS ENDED 3/31/10 (UNAUDITED)	YEAR ENDED 9/30/09
Short Duration Plus Class Shares
Shares sold	15,469,840	24,658,313	$181,405,273	$280,996,647
Shares issued to shareholders on reinvestment of dividends	182,547	404,163	2,142,909	4,592,875
Shares redeemed	(11,799,932)	(20,884,914)	(138,462,729)	(237,524,464)

Net increase	3,852,455	4,177,562	45,085,453	48,065,058
Beginning of period	36,420,825	32,243,263	454,461,097	406,396,039

End of period	40,273,280	36,420,825	$499,546,550	$454,461,097

Class A Shares
Shares sold	1,248,841	3,105,121	$14,632,170	$35,284,027
Shares issued to shareholders on reinvestment of dividends	42,927	99,964	503,929	1,137,818
Shares converted from Class B	87,237	222,752	1,025,973	2,556,007
Shares redeemed	(1,161,797)	(1,719,891)	(13,633,596)	(19,478,973)

Net increase	217,208	1,707,946	2,528,476	19,498,879
Beginning of period	4,605,222	2,897,276	58,205,304	38,706,425

End of period	4,822,430	4,605,222	$60,733,780	$58,205,304

Class B Shares
Shares sold	73,871	632,858	$867,406	$7,166,342
Shares issued to shareholders on reinvestment of dividends	3,639	16,163	42,689	183,557
Shares converted to Class A	(87,254)	(222,793)	(1,025,973)	(2,556,007)
Shares redeemed	(165,004)	(457,486)	(1,935,910)	(5,198,715)

Net decrease	(174,748)	(31,258)	(2,051,788)	(404,823)
Beginning of period	765,391	796,649	10,866,973	11,271,796

End of period	590,643	765,391	$8,815,185	$10,866,973

Class C Shares
Shares sold	425,479	1,948,852	$4,993,863	$22,143,376
Shares issued to shareholders on reinvestment of dividends	12,125	40,527	142,238	460,407
Shares redeemed	(366,829)	(1,237,974)	(4,301,038)	(14,076,176)

Net increase	70,775	751,405	835,063	8,527,607
Beginning of period	2,164,156	1,412,751	27,082,916	18,555,309

End of period	2,234,931	2,164,156	$27,917,979	$27,082,916

2010 Semi-Annual Report	89

Notes to Financial Statements (continued)

NOTE 7.	Line of Credit

The Emerging Markets Portfolio maintains a $35,000,000 line of credit intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the line of credit are paid by the Portfolio and are included in the miscellaneous expenses in the statements of operations. The Portfolio did not utilize the line of credit during the six months ended March 31, 2010.

NOTE 8.	Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE 9.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

90	Sanford C. Bernstein Fund, Inc.

Sanford C. Bernstein Fund, Inc.

BOARD OF DIRECTORS

Thomas B. Stiles II*^

Chairman

Marilyn G. Fedak

President

Irwin Engelman*†

Director

Bart Friedman*†

Director

William Kristol*†

Director

Donald K. Peterson*

Director

Rosalie J. Wolf*†

Director

OFFICERS

Philip L. Kirstein

Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Emilie D. Wrapp

Secretary

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, New York 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT AND TRANSFER AGENT**

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

* Member of the Audit Committee and the Independent Directors Committee.

^ Member of the Fair Value Pricing Committee.

† Member of the Nominating, Governance and Compensation Committee.

** AllianceBernstein Investor Services, Inc. serves as Transfer Agent for the Fund’s retail classes.

2010 Semi-Annual Report	91

Sanford C. Bernstein Fund, Inc. (continued)

DIRECTORS’ INFORMATION
Name, Address, Age (Year of Election*)	Principal Occupation During Past 5 Years	Portfolios in Complex Overseen By Director	Other Directorships Held by Director
INTERESTED DIRECTOR
Marilyn G. Fedak,† 1345 Avenue of the Americas, New York, NY 10105 63 (2007)	Vice Chair of Investment Services for the Adviser, with which she has been associated since prior to 2005.	18	None
DISINTERESTED DIRECTORS+
Thomas B. Stiles II,‡^ 69 (2003) Chairman of the Board	President of Cedar Lawn Corporation (cemetery). Formerly, Managing Director, Senior Portfolio Manager and Director of Investment Strategy of Smith Barney Asset Management from 1997 until his retirement in 1999. Prior thereto, Chairman and Chief Executive Officer of Greenwich Street Advisors from 1988-1997 and Executive Vice President and Director of E.F. Hutton Group from 1982-1987.	18	Cedar Lawn Corporation

Irwin Engelman,‡** 76 (2000)	Business Consultant. Formerly, he was Executive Vice President and Chief Financial Officer of YouthStream Media Networks; Vice Chairman and Chief Administrative Officer of Revlon, Inc. and Executive Vice President and Chief Financial Officer of MacAndrews & Forbes Holdings, Inc. since prior to 2005.	18	WellGen Inc. and eMagin Corporation

Bart Friedman,‡** 65 (2005)	Senior Partner at Cahill Gordon & Reindel LLP (law firm) since prior to 2005.	18	The Brookings Institution; Lincoln Center for the Performing Arts; The Mountain School Campus of Milton Academy; and Allied World Assurance Holdings

92	Sanford C. Bernstein Fund, Inc.

DIRECTORS’ INFORMATION (continued)
Name, Address, Age (Year of Election*)	Principal Occupation During Past 5 Years	Portfolios in Complex Overseen By Director	Other Directorships Held by Director
William Kristol,‡** 57 (1994)	Editor, The Weekly Standard since prior to 2005. He is also a Fox News Contributor.	18	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation; and the Institute for the Study of War

Donald K. Peterson,‡ 60 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. (January 2002- September 2006); President and Chief Executive Officer, Avaya Inc. (October 2000-December 2001); Chief Financial Officer, Lucent Technologies (1996-February 2000); President, Enterprise Systems Group (February 2000-September 2000); Chief Financial Officer, AT&T, Communications Services Group (1995-1996); President, Nortel Communications Systems, Inc. (1994-1995). Prior thereto he was at Nortel from (1976-1995).	18	Worcester Polytechnic Institute; Overseers of the Amos Tuck School of Business Administration; Teachers Insurance & Annuity Association of America; and Committee for Economic Development

Rosalie J. Wolf,‡** 69 (2000)	Managing Partner, Botanica Capital Partners LLC, and also Member of Brock Capital Group LLC. Member of the Investment Committee of the Board at the David and Lucile Packard Foundation. Formerly, she was a Managing Director at Offit Hall Capital Management LLC from January 2001 through 2003. From 1994-2000 she was Treasurer and Chief Investment Officer of The Rockefeller Foundation. Earlier she held financial executive positions with International Paper Company, Bankers Trust, and Mobil Oil Corporation.	18	TIAA-CREF and North European Oil Royalty Trust

*There is no stated term of office for the Directors.

†Ms. Fedak is an “interested person” as defined in the 1940 Act, because of her affiliation with AllianceBernstein.

+The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

‡Member of the Audit Committee and the Independent Directors Committee.

^Member of the Fair Value Pricing Committee.

**Member of the Nominating, Governance and Compensation Committee.

2010 Semi-Annual Report	93

Sanford C. Bernstein Fund, Inc. (continued)

OFFICERS’ INFORMATION
Name, Address*, Age	Principal Position(s) Held with Fund	Principal Occupation During Past 5 Years
Marilyn G. Fedak, 63	President	See biography under Directors’ Information.

Philip L. Kirstein, 65	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick and Lockhart, LLP, from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2005.

Emilie D. Wrapp, 54	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)†, with which she has been associated since prior to 2005.

Joseph J. Mantineo, 51	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)†, with which he has been associated since prior to 2005.

*The address for each of the Fund’s officers is 1345 Avenue of the Americas, New York, NY 10105.

†ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI.

94	Sanford C. Bernstein Fund, Inc.

Board’s Consideration of Investment Management Arrangements

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

Short Duration New York Municipal Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

The Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuance of the Investment Management Agreement between the Sanford C. Bernstein Fund (the “Fund”), on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, U.S. Government Short Duration, Short Duration Plus and Intermediate Duration Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) and AllianceBernstein L.P. (the “Adviser”) (the “Investment Management Agreement”) at a meeting held on October 22, 2009.

The process relating to the annual review of the Investment Management Agreement between the Fund and the Adviser commenced following receipt by the Adviser of a letter dated August 24, 2009, from counsel to the Independent Directors. The letter contained a preliminary list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, received and evaluated extensive materials relating to the renewal of the Investment Management Agreement from the Adviser during September and October 2009. In addition, the Independent Directors received materials prepared by the Senior Officer, as described below. On September 24, 2009, the Directors held an in-person meeting to discuss their review of the Investment Management Agreement and the materials they had been provided. The Directors discussed the proposed continuance of the Investment Management Agreement in multiple private sessions with counsel and the Fund’s Senior Officer. The Directors also requested and received additional information from the Adviser regarding investment performance, including more detail as to the factors related to the under-performance of certain Portfolios and the steps being taken by the Adviser to improve performance. On October 21 and October 22, 2009, the Board of Directors held in-person meetings to continue their review of the Investment Management Agreement, including the additional information on performance that had been provided by the Adviser. At the October 22, 2009 meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term on its current terms.

In approving the continuation of the Investment Management Agreement, the Board of Directors considered all information it deemed reasonably necessary to evaluate the terms of the Agreement and considered whether continuance of the Investment Management Agreement would be in the best interests of each respective Portfolio.

The Board of Directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fees in the Investment Management Agreement, wherein the Senior Officer concluded that the contractual fees contained in the Adviser’s proposal were reasonable with respect to all Portfolios and within the range of what would have been negotiated at arms-length in light of the surrounding circumstances.

The matters discussed below were considered separately by the Independent Directors in executive sessions, during which experienced counsel that is independent of the Adviser provided guidance to the Independent Directors. No single factor was considered in isolation or to be determinative to the decision of the Board to approve the Investment

2010 Semi-Annual Report	95

Board’s Consideration of Investment Management Arrangements (continued)

Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Portfolio to approve the continuation of the Investment Management Agreement including the fees to be charged for services thereunder.

Fees and Expenses

The Board of Directors, including the Independent Directors, compared the fees and expense ratios of each Portfolio as proposed by the Adviser (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data. Where applicable, the Board considered similarities and differences between each Portfolio and the other funds in its respective peer group, including the relationship of fees to the size of fund assets. The Senior Officer also performed analyses of the advisory fees based upon hypothetical fee structures and asset levels, and compared such analyses to the Portfolios’ peer groups.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser.

On the basis of its review and consideration of the proposed fees as described above, the Board concluded that the current fees were reasonable.

Nature, Extent and Quality of Services

The Board of Directors, including the Independent Directors, considered their knowledge of the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Fund. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its administrative and other services provided to the Fund and the background and experience of the Adviser’s senior management. The Board also reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio. The Board considered the allocation of responsibilities as well as the factors which impacted the making and implementing of investment decisions for the Portfolios. The Board then reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Fund and noted that such staff was sufficient to ensure a high level of quality service to the Fund. The Board also considered how the organizational capabilities and financial condition of the Adviser, affected the nature and quality of its services and in particular, the impact, if any, recent market declines may have had on the Adviser’s available resources to provide services to the Fund.

In considering the nature and quality of the services provided by the Adviser, the Board of Directors, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index (the Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios). The Board was provided with performance data versus each Portfolio’s peer group, both before and after fees for the l-year, 3-year, 5-year and 10-year periods, as applicable, ended June 30, 2009 (“relevant periods”) and versus each Portfolio’s benchmark index, after fees, for the year to date, l-year, 3-years, 5-years, 10-years and since inception periods, as applicable, ended June 30, 2009. Both the funds included in each Portfolio’s peer group and the comparative performance data were provided to the Directors by Lipper. The Directors also receive detailed comparative performance information for the Fund’s Portfolios at each regular Board meeting during the year.

At the request of the Directors, the Adviser also provided supplemental performance data regarding investment performance, which included more detailed explanations of the factors leading to the under-performance of certain Portfolios, the Adviser’s investment approach and the steps being taken by the Adviser to improve performance. Upon review of the supplemental material and a discussion of performance and the steps being taken to improve it, the

96	Sanford C. Bernstein Fund, Inc.

Independent Directors noted that they were satisfied that their questions had been adequately addressed and that it would be appropriate to continue the applicable plans and agreements although they would continue to monitor closely the performance of the Portfolios.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Fund.

Profitability

The Board of Directors, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the Fund. The materials provided to the Independent Directors included a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2007 and 2008 which had been reviewed by an independent consultant retained by the Senior Officer. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Fund and that they had focused on profitability before taxes and distribution expenses. The Directors also received a presentation from the independent consultant who reviewed the Adviser’s methods of calculating profitability. The Directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. They further noted that the Adviser’s profitability in 2008 was lower than in previous years in large part due to significantly lower assets under management and correspondingly lower advisory fees.

After reviewing all relevant factors, the Board of Directors, including the Independent Directors, concluded that the level of the Adviser’s profits in respect of its management of the Fund was reasonable.

Economies of Scale

The Board of Directors, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Directors noted that they had previously considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry.

The Board concluded that the benefits of any economies of scale were appropriately being shared with Fund investors by way of, among other things, each Portfolio’s breakpoint arrangements as currently in effect as described below but also noted that recent declines in asset levels may have resulted in reductions of economies of scale.

Fall-Out Benefits and Other Revenue

The Board of Directors, including the Independent Directors, also took into account not only the advisory fees payable by the Portfolios, but also so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, transfer agency fees paid by the retail share classes of certain Portfolios to a wholly owned subsidiary of the Adviser and brokerage commissions paid by certain Portfolios to brokers affiliated with the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

2010 Semi-Annual Report	97

Board’s Consideration of Investment Management Arrangements (continued)

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the continuation of the Investment Management Agreement, without change to the Portfolios’ fee schedules (set forth below), for an additional annual term:

ADVISORY FEE SCHEDULE
Short Duration California Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Diversified Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration New York Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

U.S. Government Short Duration Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Plus Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

New York Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

California Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

Diversified Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

Intermediate Duration Portfolio	0.50% of the first $1 billion; 0.45% in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

Tax-Managed International Portfolio	0.925% of the first $1 billion; 0.85% in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% in excess of $6 billion up to, but not exceeding $8 billion; 0.65% in excess of $8 billion up to, but not exceeding $10 billion; 0.60% of assets in excess of $10 billion

International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% of assets in excess of $6 billion up to, but not exceeding $8 billion; 0.65% of assets in excess of $8 billion

Emerging Markets Portfolio	1.175% of the first $1 billion; 1.05% in excess of $1 billion up to, but not exceeding $2 billion; 1.00% in excess of $2 billion up to, but not exceeding $3 billion; 0.90% in excess of $3 billion up to, but not exceeding $6 billion; 0.85% of assets in excess of $6 billion

98	Sanford C. Bernstein Fund, Inc.

The Following Is Not Part of the Shareholder Report or the Financial Statements

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

The evaluation of the investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

1 It should be noted that the Senior Officer’s evaluation was completed on October 8, 2009.

2 Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Private Client Class shares of the Portfolios unless otherwise indicated.

2010 Semi-Annual Report	99

The Following Is Not Part of the Shareholders Report or the Financial Statements (continued)

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement:

PORTFOLIO	ADVISORY FEE BASED ON % OF AVERAGE DAILY NET ASSETS[3]
Tax-Managed International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	Next $2 billion	0.650%
	On the balance	0.600%
International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	On the balance	0.650%
Emerging Markets Portfolio	First $1 billion	1.175%
	Next $1 billion	1.050%
	Next $1 billion	1.000%
	Next $3 billion	0.900%
	On the balance	0.850%
U.S. Government Short Duration Portfolio	First $750 million	0.450%
Short Duration Plus Portfolio	On the balance	0.400%
Short Duration California Municipal Portfolio
Short Duration Diversified Municipal Portfolio
Short Duration New York Municipal Portfolio
Intermediate Duration Portfolio	First $1 billion	0.500%
	Next $2 billion	0.450%
	Next $2 billion	0.400%
	Next $2 billion	0.350%
	On the balance	0.300%
California Municipal Portfolio	First $1 billion	0.500%
Diversified Municipal Portfolio	Next $2 billion	0.450%
New York Municipal Portfolio	Next $2 billion	0.400%
	On the balance	0.350%

The Portfolios’ net assets on September 30, 2009 and 2008 are set forth below:

PORTFOLIO	09/30/09 NET ASSETS ($MM)	09/30/08 NET ASSETS ($MM)
Tax-Managed International Portfolio	$5,293.7	$6,043.5
International Portfolio	$2,397.3	$2,841.3
Emerging Markets Portfolio	$1,948.5	$1,953.6
U.S. Government Short Duration Portfolio	$172.8	$115.4
Short Duration Plus Portfolio	$511.5	$425.9
Intermediate Duration Portfolio	$5,005.5	$4,892.8
Short Duration California Municipal Portfolio	$109.1	$141.4
Short Duration Diversified Municipal Portfolio	$433.3	$330.8
Short Duration New York Municipal Portfolio	$235.4	$162.5
California Municipal Portfolio	$1,216.8	$1,419.2
Diversified Municipal Portfolio	$5,098.2	$5,163.4
New York Municipal Portfolio	$1,794.8	$1,889.2

3 The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown. U.S. Government Short Duration Portfolio, Short Duration Plus, Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio and Short Duration New York Municipal Portfolio have not reached the first breakpoint of their investment advisory fee schedules.

100	Sanford C. Bernstein Fund, Inc.

There have been various amendments to the investment advisory fee schedules of the Portfolios since October 2004 as a result of the Board of Directors’ negotiations with the Adviser. Set forth in the table below is the impact in basis points of the advisory fee changes made since October 2004 for each Portfolio. It should be noted that the estimated fees are based on September 30, 2009 net assets:

Effective Advisory Fees October 2004 vs. September 30, 2009

PORTFOLIO	AS OF OCTOBER 2004	AS OF SEPTEMBER 2009	DIFFERENCE
Tax-Managed International Portfolio[4]	0.913%	0.852%	0.061%
International Portfolio[5]	0.942%	0.881%	0.061%
Emerging Markets Portfolio	1.189%	1.114%	0.075%
U.S. Government Short Duration Portfolio	0.500%	0.450%	0.050%
Short Duration Plus Portfolio	0.500%	0.450%	0.050%
Intermediate Duration Portfolio[6]	0.460%	0.440%	0.020%
Short Duration California Municipal Portfolio	0.500%	0.450%	0.050%
Short Duration Diversified Municipal Portfolio	0.500%	0.450%	0.050%
Short Duration New York Municipal Portfolio	0.500%	0.450%	0.050%
California Municipal Portfolio	0.491%	0.491%	0.000%
Diversified Municipal Portfolio[7]	0.460%	0.439%	0.021%
New York Municipal Portfolio	0.478%	0.478%	0.000%

Set forth below are the Portfolios’ total expense ratios for the most recent semi-annual period ended March 31, 2009. It should be noted that the annual and semi-annual total expense ratios set forth below are an average of the Portfolios’ daily total expense ratios:

4 Since September 30, 2008 Tax-Managed International Portfolio lost breakpoint at $6 billion level.

5 Since September 30, 2008 Emerging Markets Portfolio lost breakpoint at $2 billion.

6 Since September 30, 2008 Intermediate Duration Portfolio lost breakpoint at $5 billion level.

7 Since September 30, 2008 Diversified Municipal Portfolio lost breakpoint at $5 billion level.

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The Following Is Not Part of the Shareholders Report or the Financial Statements (continued)

PORTFOLIO	TOTAL EXPENSE RATIO 10/1/08-3/31/09[8]
Tax-Managed International Portfolio	Private Client Class A Class B Class C	1.20 1.56 2.31 2.27	% % % %

International Portfolio	Private Client Class A Class B Class C	1.24 1.60 2.38 2.32	% % % %

Emerging Markets Portfolio	Private Client	1.68%

U.S. Government Short Duration Portfolio	Private Client	0.66%

Short Duration Plus Portfolio	Private Client Class A Class B Class C	0.64 0.98 1.71 1.69	% % % %

Intermediate Duration Portfolio	Private Client	0.58%

Short Duration California Municipal Portfolio	Private Client	0.67%

Short Duration Diversified Municipal Portfolio	Private Client	0.62%

Short Duration New York Municipal Portfolio	Private Client	0.65%

California Municipal Portfolio	Private Client Class A Class B Class C	0.62 0.90 1.62 1.61	% % % %

Diversified Municipal Portfolio	Private Client Class A Class B Class C	0.57 0.85 1.58 1.56	% % % %

New York Municipal Portfolio	Private Client Class A Class B Class C	0.61 0.89 1.61 1.60	% % % %

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption, and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable

8 Annualized.

102	Sanford C. Bernstein Fund, Inc.

pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and the legal and reputation risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Portfolios.9 In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedule been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2009 net assets.

PORTFOLIO	NET ASSETS 09/30/09 ($MIL)	ALLIANCEBERNSTEIN (“AB”) INSTITUTIONAL (“INST.”) FEE SCHEDULE	EFFECTIVE AB INST. ADV. FEE	PORTFOLIO ADVISORY FEE
Tax-Managed International Portfolio	$5,293.7	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.405%	0.852%

International Portfolio	$2,397.3	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.412%	0.881%

Emerging Markets Portfolio	$1,948.5	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum account size: $50m	0.805%	1.114%

U.S. Government Short Duration Portfolio[10]	$172.8	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.191%	0.450%

Short Duration Plus Portfolio	$511.5	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.150%	0.450%

Intermediate Duration Portfolio	$5,005.5	U.S. Strategic Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.202%	0.440%

9 The adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiable vary based upon each client relationship.

10 The Portfolio’s duration target of 1 to 3 years is similar to that of AllianceBernstein Institutional Low Duration, which targets a duration within 20% of the Merrill Lynch 1-3 Year Treasury Index. However, unlike AllianceBernstein Institutional Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio to invest primarily in U.S. Government and agency securities.

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The Following Is Not Part of the Shareholders Report or the Financial Statements (continued)

PORTFOLIO	NET ASSETS 09/30/09 ($MIL)	ALLIANCEBERNSTEIN (“AB”) INSTITUTIONAL (“INST.”) FEE SCHEDULE	EFFECTIVE AB INST. ADV. FEE	PORTFOLIO ADVISORY FEE
Short Duration California Municipal Portfolio	$109.1	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.214%	0.450%

Short Duration Diversified Municipal Portfolio	$433.3	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.156%	0.450%

Short Duration New York Municipal Portfolio	$235.4	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.180%	0.450%

California Municipal Portfolio	$1,216.8	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.195%	0.491%

Diversified Municipal Portfolio	$5,098.2	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.189%	0.438%

New York Municipal Portfolio	$1,794.8	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.193%	0.478%

With respect to Tax-Managed International Portfolio and International Portfolio, the Senior Officer compared the difference between the advisory fee charged to the Portfolios and the fee charged to the corresponding institutional accounts (herein referred to as the “spread”) and the spreads of the Portfolios’ group of Lipper peers.11 The result of that comparison was discussed with the Board of Directors.

The Adviser also manages the AllianceBernstein Mutual Funds (“ABMF”), which are investment companies. The advisory schedule of these funds, implemented in January 2004, as a result of the AoD between the NYAG and the Adviser, contemplates eight categories with almost all of the AllianceBernstein Mutual Funds in each category having the same fee schedule. In addition to the fee schedules of certain of those categories applicable to the Portfolios, set forth

11 Group peers selected by Lipper from the 2009 Lipper 15(c) Report. See pages xx-xx for additional information regarding Lipper.

104	Sanford C. Bernstein Fund, Inc.

below are what would have been the effective advisory fees of the Portfolios had the AMBF fee schedules been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2009 net assets.

PORTFOLIO	ABMF CATEGORY	ABMF FEE SCHEDULE	ABMF EFFECTIVE FEE	PORTFOLIO ADVISORY FEE
Tax-Managed International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.694%	0.852%

International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.754%	0.881%

Emerging Markets Portfolio	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	1.114%

U.S. Government Short Duration Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Intermediate Duration Portfolio[12]	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.475%	0.440%

Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%
California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.491%

Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.424%	0.438%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.478%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg fund that has a somewhat similar investment style as the Emerging Markets Portfolio:

PORTFOLIO	LUXEMBOURG FUND	LUXEMBOURG FEE[13]
Emerging Markets Portfolio	Emerging Markets Value Class A Class I (Institutional)	1.70% 0.90%

12 The Adviser also manages Sanford C. Bernstein Fund II – Intermediate Duration Institutional Portfolio (“SCB II”), an open-end mutual fund that has a somewhat similar investment style as the Portfolio. SCB II is charged by the Adviser an advisory fee rate of 0.50% on the first $1 billion and 0.45% thereafter and has an expense cap of 0.45%.

13 Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

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The Following Is Not Part of the Shareholders Report or the Financial Statements (continued)

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a similar investment style as Emerging Markets Portfolio are set forth below:

PORTFOLIO	ITM MUTUAL FUND	ITM FEE
Emerging Markets Portfolio	AllianceBernstein Emerging Markets Growth Stock Fund F / FB14	0.800%

	AllianceBernstein Emerging Markets Growth Equity Fund[14]	0.800%

	AllianceBernstein Emerging Markets Growth Equity Fund F14	0.800%

	AllianceBernstein Emerging Markets Growth Stock Fund A / B14	0.900%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a similar investment style as certain of the Portfolios. Also shown are the Portfolio’ advisory fees, the advisory fee schedules of the sub-advised funds and the effective advisory fees of the sub-advisory relationships based on the Portfolios’ September 30, 2009 net assets:15

PORTFOLIO	SUB-ADVISED FUND	SUB-ADVISED FUND FEE SCHEDULE	SUB-ADVISED FUND EFFECTIVE FEE[16]	PORTFOLIO ADV. FEE
International Portfolio	Client #1	AB Sub-advised Fee Schedule 0.65% on first $75 million 0.50% on next $25 million 0.40% on next $200 million 0.35% on next $450 million 0.30% thereafter	0.331%	0.881%

Client #1 Adviser Fee Schedule

Advisory Fee

0.90% on first $250 million

0.875% on next $250 million

0.85% on next $250 million

0.825% on next $250 million

0.80% on next $1 billion

0.775% thereafter

*Plus Performance Fee

[Lipper International Funds Index]

of +/- 0.12%

			0.822%[17]

		Administrative Fee Between 0.08% and 0.05% depending on the fund’s asset size. Fee in 2008 was 0.07%.

14 The ITM fund is privately placed or institutional.

15 In all cases the sub-adviser, AllianceBernstein, is paid by the sub-advised funds’ advisers.

16 The effective fee of each sub-advised fund’s adviser does not include the administrative fee charged to the fund.

17 The effective fee does not include a performance fee.

106	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	SUB-ADVISED FUND	SUB-ADVISED FUND FEE SCHEDULE	SUB-ADVISED FUND EFFECTIVE FEE[16]	PORTFOLIO ADV. FEE
International Portfolio (cont.)	Client #2	AB Sub-advised Fee Schedule 0.60% on first $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter *Aggregated with other special equity portfolios	0.544%	0.881%

		Client #2 Adviser Fee Schedule Advisory Fee 0.85% on first $750 million 0.80% on next $1 billion 0.775% on next $3 billion 0.75% on next $5 billion 0.725% thereafter	0.809%

		Administrative Fee $35,000 plus Complex Fee of 0.15% on first $15 billion 0.125% on next $15 billion 0.10% on the balance

	Client #3	AB Sub-advised Fee Schedule 0.50% on first $100 million 0.46% on next $300 million 0.41% thereafter * Both Client #3 and Client #4 assets aggregated	0.420%	0.881%

		Client #3 Adviser Fee Schedule Advisory Fee 0.90% of average daily net assets Administrative Fee Actual Fee in 2008 0.30% for Class A shares	0.900%

	Client #4	AB Sub-advised Fee Schedule 0.50% on first $100 million 0.46% on next $300 million 0.41% thereafter *Both Client #3 and Client #4 assets aggregated	0.420%	0.881%

		Client #4 Adviser Fee Schedule Advisory Fee 1.00% of average daily net assets Administrative Fee Actual Fee in 2008 0.2443% for Class A shares	1.000%

	Client #5	AB Sub-advised Fee Schedule 0.72% on first $25 million 0.54% on next $25 million 0.45% on next $50 million 0.36% thereafter	0.375%	0.881%

2010 Semi-Annual Report	107

The Following Is Not Part of the Shareholders Report or the Financial Statements (continued)

PORTFOLIO	SUB-ADVISED FUND	SUB-ADVISED FUND FEE SCHEDULE	SUB-ADVISED FUND EFFECTIVE FEE[16]	PORTFOLIO ADV. FEE
International Portfolio (cont.)		Client #5 Fee Schedule Advisory Fee 0.85% of average daily net assets Administrative Fee Complex Fee 0.26% on first $1 billion 0.19% on next $2 billion 0.15% on next $1 billion 0.08% on next $1 billion 0.05% on next $5 billion 0.03% on next $2 billion 0.02% thereafter	0.850%

	Client #6	AB Sub-advised Fee Schedule Base fee 0.22% on first $1 billion 0.18% on next $1.5 billion 0.16% thereafter *Plus performance fee (v. ACWI ex US)	0.197%[17]	0.881%

		Client #6 Adviser Fee Schedule Advisory Fee Fee Schedule not available but actual advisory fee rate in 2008 was 0.42%. Administrative Fee Fee Schedule not available but actual advisory fee rate in 2008 was 0.01%.	0.420%

	Client #7	AB Sub-advised Fee Schedule 0.30% of average daily net assets	0.300%	0.881%

		Client #7 Adviser Fee Schedule Advisory Fee 0.505% of average daily net assets Administrative Fee 0.45% of average daily net assets	0.505%

	Client #8	AB Sub-advised Fee Schedule 0.60% on first $50 million 0.40% on next $50 million 0.30% on next $300 million 0.25% thereafter	0.267%	0.881%

		Client #8 Adviser Fee Schedule Advisory Fee 0.70% of average daily net assets Administrative Fee 0.05% of average daily net assets	0.700%

	Client #9	AB Sub-advised Fee Schedule 0.45% on first $200 million 0.36% on next $300 million 0.32% thereafter	0.336%	0.881%

108	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	SUB-ADVISED FUND	SUB-ADVISED FUND FEE SCHEDULE	SUB-ADVISED FUND EFFECTIVE FEE[16]	PORTFOLIO ADV. FEE
International Portfolio (cont.)		Client #9 Adviser Fee Schedule Advisory Fee 0.88% on first $200 million 0.81% on next $300 million 0.77% thereafter Administrative Fee 0.02% of average daily net assets	0.784%

Emerging Markets Portfolio	Client #10	AB Sub-advised Fee Schedule 1.00% on first $25 million 0.90% on next $25 million 0.75% thereafter * for accounts less than $65MM, 0.900%	0.774%	1.114%

		Client #10 Adviser Fee Schedule Advisory Fee 0.94% of average daily net assets Administrative Fee Between 0.004% and 0.02% of average daily net assets.	0.940%

	Client #11	AB Sub-advised Fee Schedule 0.75% on first $50 million 0.55% on next $50 million 0.50% on next $300 million 0.45% thereafter	0.468%	1.114%

		Client #11 Adviser Fee Schedule Advisory Fee 1.15% of average daily net assets Administrative Fee 0.05% of average daily net assets	1.150%

	Client #12	AB Sub-advised Fee Schedule 0.425% of average daily net assets	0.425%	1.114%

		Client #12 Adviser Fee Schedule Advisory Fee 1.05% of average daily net assets Administrative Fee 0.65% of average daily net assets	1.050%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations. While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolios and sub-advisory relationships. There could also be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than it would be willing to manage investment company assets.

2010 Semi-Annual Report	109

The Following Is Not Part of the Shareholders Report or the Financial Statements (continued)

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included each Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)18 at the approximate current asset level of the subject Portfolio.19

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EGs of certain Portfolios had an insufficient number of comparable peers, in the view of the Senior Officer and the Adviser. Consequently, at the request of the Senior Officer and the Adviser, Lipper expanded the Portfolios’ EGs to include peers with a different load type,3 20 and for certain Portfolios, a similar but not the same Lipper investment classification/objective. However, because Lipper had expanded the Portfolios’ EGs, under Lipper’s standard guidelines, the Portfolios’ Lipper Expense Universes (“EU”)21 were also expanded to include the universes of peers that had a similar but not the same Lipper investment objective/classification and load type.

PORTFOLIO	CONTRACTUAL MANAGEMENT FEE (%)	LIPPER EXP. GROUP MEDIAN (%)	EG RANK
Tax-Managed International Portfolio[22]	0.861	0.780	13/17
International Portfolio[22]	0.887	0.812	12/18
Emerging Markets Portfolio	1.126	1.200	6/15
U.S. Government Short Duration Portfolio	0.450	0.480	5/18
Short Duration Plus Portfolio	0.450	0.455	8/18
Intermediate Duration Portfolio	0.444	0.448	9/18
Short Duration California Municipal Portfolio[22]	0.450	0.490	4/10
Short Duration Diversified Municipal Portfolio	0.450	0.478	6/17
Short Duration New York Municipal Portfolio[22]	0.450	0.464	4/10
California Municipal Portfolio Error! Bookmark not defined.22, [23]	0.493	0.563	6/18
Diversified Municipal Portfolio[22]	0.435	0.442	8/12
New York Municipal Portfolio[22,23]	0.479	0.554	6/18

18 It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

19 The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

20 The EGs and EUs for all Portfolios were expanded to include peers of the following load type: institutional load, front-end load and no-load. It should be noted that the expansion of the Portfolios’ EUs was not requested by the Adviser or the Senior Officer. They requested that only the EGs be expanded.

21 Lipper describes an EU as a broader group consisting of all funds in the same investment classification/objective with a similar load type as the subject Portfolio. A “normal” EU will include funds that have the same investment objective/classification as the subject fund. Except for asset size comparability, Lipper uses the same criteria for selecting EG peers when selecting EU peers. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

22 The Portfolio’s EG was expanded with respect to investment classification/objective by Lipper at the request of the Senior Officer and the Adviser.

23 Note that one of the Portfolio’s peers is excluded in the contractual management fee rankings because Lipper is unable to calculate the peer’s contractual management fee due to the peer’s gross income component.

110	Sanford C. Bernstein Fund, Inc.

Set forth below is a comparison of the Portfolios’ total expense ratios and the medians of their EGs and EUs. The Portfolios’ rankings are also shown.

PORTFOLIO	EXPENSE RATIO (%)[24]	LIPPER EXP. GROUP MEDIAN (%)	LIPPER GROUP RANK	LIPPER EXP. UNIVERSE MEDIAN (%)	LIPPER UNIVERSE RANK
Tax-Managed International Portfolio[25]	1.122	1.122	9/17	1.258	110/333
International Portfolio [25]	1.183	1.173	11/18	1.258	134/333
Emerging Markets Portfolio	1.512	1.612	5/15	1.581	72/165
U.S. Government Short Duration Portfolio	0.731	0.743	8/18	0.734	28/56
Short Duration Plus Portfolio	0.646	0.687	5/18	0.694	44/112
Intermediate Duration Portfolio	0.567	0.751	2/18	0.742	82/289
Short Duration California Municipal Portfolio[25]	0.694	0.735	4/10	0.744	6/16
Short Duration Diversified Municipal Portfolio	0.636	0.616	10/17	0.598	22/35
Short Duration New York Municipal Portfolio[25]	0.668	0.735	4/10	0.744	5/16
California Municipal Portfolio[25]	0.617	0.750	5/19	0.700	38/111
Diversified Municipal Portfolio[25]	0.567	0.591	6/12	0.679	32/104
New York Municipal Portfolio[25]	0.607	0.733	5/19	0.700	34/111

Based on this analysis, except for Tax-Managed International Portfolio and International Portfolio, the Portfolios have a lower contractual management fee than each of their respective EG medians. Except for International Portfolio and Short Duration Diversified Portfolio, which have a higher total expense ratio compared to each of their respective EG median, and Tax-Managed International Portfolio, which has a total expense ratio equal to its EG median, the Portfolios have a lower total expense ratio compared to each of their respective EG medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s finance areas provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. With the exception of Short Duration California Municipal, the Adviser’s profitability, excluding administrating and servicing fees (A&S), decreased for the Portfolios during calendar year 2008, relative to 2007.

The Adviser provides the Portfolios with shareholder servicing services. For these services, the Adviser charges each Fixed-Income Portfolio26 an annual fee of 0.10% of each such Portfolio’s average daily assets and each Equity Portfolio27 an annual fee of 0.25% of each such Portfolio’s average daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement in the Portfolios’ most recently completed fiscal year:28

24 The total expense ratio information is for the Private Client Class shares as of September 30, 2008.

25 The Portfolio’s EU was expanded with respect to investment classification/objective by Lipper under standard Lipper guidelines.

26 The Fixed-Income Portfolios include U.S. Government Short Duration Portfolio, Short Duration Plus Portfolio, Intermediate Duration Portfolio, Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio, Short Duration New York Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio.

27 The Equity Portfolios include Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio.

28 Pertains to the fiscal year ended September 30, 2008. At the time the evaluation was completed, information for the Fund’s fiscal year ending September 30, 2009 was unavailable.

2010 Semi-Annual Report	111

The Following Is Not Part of the Shareholders Report or the Financial Statements (continued)

PORTFOLIO	SHAREHOLDER SERVING AGREEMENT FEE
Tax-Managed International Portfolio	$20,833,302
International Portfolio	9,571,214
Emerging Markets Portfolio	7,193,834
U.S. Government Short Duration Portfolio	94,678
Short Duration Plus Portfolio	342,890
Intermediate Duration Portfolio	5,220,966
Short Duration California Municipal Portfolio	106,703
Short Duration Diversified Municipal Portfolio	277,346
Short Duration New York Municipal Portfolio	132,487
California Municipal Portfolio	1,414,368
Diversified Municipal Portfolio	5,052,989
New York Municipal Portfolio	1,828,068

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and commissions for providing brokerage services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

Certain of the Portfolios have retail class shares. Except for Short Duration Plus Portfolio, the retail classes make up a relatively small percentage of each of those Portfolios’ total net assets:

	RETAIL CLASSES NET ASSETS 09/30/09 ($MM)
PORTFOLIO	CLASS A	CLASS B	CLASS C	TOTAL RETAIL	RETAIL CLASSES NET ASSETS AS % OF TOTAL NET ASSETS
Tax-Managed International Portfolio	$3.9	$0.4	$1.7	$5.3	0.11%
International Portfolio	20.1	2.0	10.5	32.6	1.36
Short Duration Plus Portfolio	53.3	9.3	25.2	87.8	17.17
California Municipal Portfolio	41.0	1.9	18.7	61.7	5.07
Diversified Municipal Portfolio	113.5	3.7	46.0	163.3	3.20
New York Municipal Portfolio	66.9	3.9	30.9	101.7	5.67

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2008, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds (which includes the retail classes of the Portfolios) or approximately $19 million for distribution services and educational support (revenue sharing payments).

112	Sanford C. Bernstein Fund, Inc.

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the Portfolios’ most recently completed fiscal year:28

PORTFOLIO	AMOUNT RECEIVED
Tax-Managed International Portfolio	$725
International Portfolio	3,353
Short Duration Plus Portfolio	1,116
California Municipal Portfolio	1,625
Diversified Municipal Portfolio	2,370
New York Municipal Portfolio	4,918

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the Portfolios’ most recently completed fiscal year:28

PORTFOLIO	12B-1 FEE RECEIVED	CDSC RECEIVED
Tax-Managed International Portfolio	$66,685	$752
International Portfolio	429,807	19,882
Short Duration Plus Portfolio	344,414	16,656
California Municipal Portfolio	337,801	2,376
Diversified Municipal Portfolio	629,874	8,206
New York Municipal Portfolio	439,360	4,270

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent of the retail classes of the Portfolios, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability increased in 2008 in comparison to 2007. During the Portfolios’ most recently completed fiscal year, ABIS received the following net fees from the retail classes of the Portfolios:28, 29

PORTFOLIO	ABIS FEE	EXPENSE OFFSET
Tax-Managed International Portfolio[30]	$11,527	$343
International Portfolio	43,159	2,823
Short Duration Plus Portfolio	29,907	1,745
California Municipal Portfolio	18,000	513
Diversified Municipal Portfolio	22,206	1,183
New York Municipal Portfolio	18,000	908

Certain of the Portfolios effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolios’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with these Portfolios is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolios. These credits and charges are not being passed onto to any SCB client.

29 The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account.

30 With respect to Tax-Managed International Portfolio, ABIS voluntarily agreed to waive a portion of its fees in the amount of $6,473.

2010 Semi-Annual Report	113

The Following Is Not Part of the Shareholders Report or the Financial Statements (continued)

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,31 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli32 study on advisory fees and various fund characteristics. The preliminary results of the updated study, based on more recent data and using Lipper classifications, were found to be consistent with the results of the original study. The independent consultant observed patterns of lower advisory fees for funds with higher levels of assets and funds from larger family sizes compared to funds with smaller asset levels and funds from smaller family sizes, which according to the independent consultant is indicative of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds reached higher levels of assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $482 billion as of August 31, 2009, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Lipper in the table below shows the 1, 3, 5, and 10 year gross performance returns of the Portfolios33 relative to the medians of the Portfolios’ Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”) 34 for the periods ended June 30, 2009.35 Also shown are the gross performance rankings of the Portfolios.

		PORTFOLIO RETURN (%)	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK	PU RANK
Tax-Managed International Portfolio	1 year	-40.11	-35.42	-30.83	8/9	229/234
	3 year	-12.69	-8.98	-6.71	8/9	198/200
	5 year	-0.52	2.30	3.08	8/9	170/173
	10 year	2.23	2.23	2.13	5/9	45/100

International Portfolio	1 year	-40.14	-35.42	-30.83	8/9	230/234
	3 year	-12.38	-8.98	-6.71	8/9	195/200
	5 year	-0.24	2.15	3.08	7/8	167/173
	10 year	2.47	2.57	2.13	5/8	41/100

Emerging Markets Portfolio	1 year	-32.44	-31.21	-29.33	10/15	144/225
	3 year	0.76	1.81	2.71	10/15	108/159
	5 year	15.63	14.58	14.67	5/14	36/127
	10 year	12.34	10.64	10.60	3/13	22/76

U.S. Government Short Duration Portfolio	1 year	4.12	5.59	5.06	15/18	49/66
	3 year	5.14	5.80	5.78	16/18	44/60
	5 year	4.04	4.58	4.46	17/18	45/58
	10 year	4.74	4.95	4.93	11/13	31/43

31 Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

32 The Deli study was originally published in 2002 based on 1997 data.

33 The gross performance returns are for the Private Client class shares of the Portfolios and were provided by Lipper.

34 The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an

EG/ EU.

35 Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

114	Sanford C. Bernstein Fund, Inc.

		PORTFOLIO RETURN (%)	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK	PU RANK
Short Duration Plus Portfolio	1 year	1.68	2.99	1.85	13/18	98/183
	3 year	2.69	4.48	3.60	14/17	91/158
	5 year	2.63	3.75	3.47	15/17	82/130
	10 year	4.08	4.59	4.65	11/12	58/72

Intermediate Duration Portfolio	1 year	3.48	1.32	4.26	6/18	242/413
	3 year	5.12	3.58	5.55	6/18	182/332
	5 year	4.51	3.57	4.71	4/15	155/278
	10 year	5.39	5.39	5.95	6/11	128/159

Short Duration California Municipal Portfolio	1 year	3.99	4.13	4.06	5/7	8/14
	3 year	4.19	4.19	4.41	4/7	6/9
	5 year	3.37	3.85	3.85	5/5	7/7
	10 year	3.56	4.32	4.34	3/3	5/5

Short Duration Diversified Municipal Portfolio	1 year	3.88	4.55	4.08	11/17	28/46
	3 year	4.15	4.40	4.16	11/17	21/40
	5 year	3.45	3.51	3.42	9/15	18/38
	10 year	3.75	3.78	3.97	6/10	12/18

Short Duration New York Municipal Portfolio	1 year	3.94	5.02	5.02	4/4	7/8
	3 year	4.17	4.60	4.60	3/3	6/7
	5 year	3.47	3.69	3.69	3/3	7/7
	10 year	3.65	4.25	4.25	3/3	7/7

California Municipal Portfolio	1 year	3.43	3.10	2.98	3/6	11/26
	3 year	4.15	3.92	3.84	3/6	9/25
	5 year	3.76	3.79	3.75	4/6	10/25
	10 year	4.41	4.76	4.67	5/5	15/16

Diversified Municipal Portfolio	1 year	5.07	4.01	4.66	2/10	40/105
	3 year	4.75	4.07	4.49	3/9	31/97
	5 year	4.06	4.06	4.04	5/9	37/84
	10 year	4.73	4.72	4.82	3/6	34/54

New York Municipal Portfolio	1 year	4.94	4.13	4.96	3/7	12/18
	3 year	4.73	4.37	4.73	2/7	9/17
	5 year	4.12	4.00	4.13	2/7	10/17
	10 year	4.73	4.83	5.01	3/4	10/12

2010 Semi-Annual Report	115

The Following Is Not Part of the Shareholders Report or the Financial Statements (continued)

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolios (in bold)36 versus their benchmarks.37

	PERIODS ENDING JUNE 30, 2009 ANNUALIZED NET PERFORMANCE (%)
	1 YEAR (%)	3 YEAR (%)	5 YEAR (%)	10 YEAR (%)	SINCE INCEPTION (%)
Tax-Managed International Portfolio	-40.78	-13.67	-1.66	1.02	5.53
MSCI EAFE Index	-31.35	-7.98	2.31	1.18	5.14
Inception Date: June 22,1992

International Portfolio	-40.86	-13.41	-1.43	1.23	1.32
MSCI EAFE Index	-31.35	-7.98	2.31	1.18	1.01
Inception Date: April 30, 1999

Emerging Markets Portfolio	-33.45	-0.76	13.83	10.51	7.60
MSCI Emerging Markets Index	-28.07	2.95	14.72	8.74	6.36
Inception Date: December 15, 1995

U.S. Government Short Duration Portfolio	3.37	4.34	3.25	3.95	5.15
Merrill Lynch 1-3 Year Treasury Index	4.39	5.58	4.07	4.59	5.88
Inception Date: January 3, 1989

Short Duration Plus Portfolio	1.03	2.02	1.95	3.39	5.06
Merrill Lynch 1-3 Year Treasury Index	4.39	5.58	4.07	4.59	5.87
Inception Date: December 12, 1988
Intermediate Duration Portfolio	2.93	4.53	3.91	4.77	6.48
Barclays U.S. Aggregate Bond Index	6.05	6.43	5.01	5.98	7.31
Inception Date: January 17, 1989

Short Duration California Municipal Portfolio	3.27	3.46	2.60	2.77	3.16
Barclays 1 Year Municipal Bond Index	4.34	4.33	3.26	3.48	3.84
Inception Date: October 3, 1994

Short Duration Diversified Municipal Portfolio	3.22	3.48	2.76	3.04	3.39
Barclays 1 Year Municipal Bond Index	4.34	4.33	3.26	3.48	3.84
Inception Date: October 3, 1994
Short Duration New York Municipal Portfolio	3.32	3.49	2.77	2.91	3.23
Barclays 1 Year Municipal Bond Index	4.34	4.33	3.26	3.48	3.84
Inception Date: October 3, 1994

California Municipal Portfolio	2.80	3.51	3.11	3.74	4.79
Barclays 5 Year GO Municipal Index	7.35	5.68	4.37	4.86	5.58
Inception Date: August 6, 1990

Diversified Municipal Portfolio	4.48	4.15	3.46	4.09	5.13
Barclays 5 Year GO Municipal Index	7.35	5.68	4.37	4.86	5.74
Inception Date: January 9, 1989

New York Municipal Portfolio	4.29	4.08	3.48	4.07	5.16
Barclays 5 Year GO Municipal Index	7.35	5.68	4.37	4.86	5.74
Inception Date: January 9, 1989

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 09, 2009

36 The performance returns and risk measures shown in the table are for the Private Client Class shares of the Portfolios and were provided by the Adviser.

37 The Adviser provided Portfolio and benchmark performance return information for the periods through June 30, 2009.

116	Sanford C. Bernstein Fund, Inc.

SANFORD C. BERNSTEIN & CO., LLC

A subsidiary of AllianceBernstein L.P.

Distributor

SANFORD C. BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCB1–1947–0310

Sanford C. Bernstein Fund, Inc.

March 31, 2010

Schedule of Investments To the Semiannual Report For the Stock Portfolios

Tax-Managed International

International

Emerging Markets

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax Managed International Portfolio

March 31, 2010 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–96.9%
Financials–21.6%
Capital Markets–4.6%
Credit Suisse Group AG	1,488,900	$76,637,253
Deutsche Bank AG	555,100	42,611,401
Julius Baer Group Ltd.	831,519	30,096,774
Macquarie Group Ltd.	1,622,705	70,176,370
Man Group PLC	7,026,941	25,722,740

		245,244,538

Commercial Banks–12.3%
Australia & New Zealand Banking Group Ltd.	1,436,700	33,392,389
Banco Santander SA	7,671,394	101,753,408
Barclays PLC	5,832,500	31,759,019
BNP Paribas	1,056,770	80,997,764
Canadian Imperial Bank of Commerce	257,000	18,775,562
Credit Agricole SA	2,213,984	38,673,918
Danske Bank A/S(a)	977,800	23,992,386
HSBC Holdings PLC	6,785,200	68,937,621
Mitsubishi UFJ Financial Group, Inc.	1,747,500	9,159,789
National Australia Bank Ltd.	1,332,721	33,625,953
National Bank of Canada	334,700	20,378,918
Royal Bank of Scotland Group PLC(a)	109,852	72,770
Societe Generale	478,363	30,021,891
Standard Chartered PLC	2,934,451	79,985,201
Sumitomo Mitsui Financial Group, Inc.	840,900	27,858,819
UniCredit SpA(a)	10,976,175	32,363,768
United Overseas Bank Ltd.	1,787,000	24,488,150

		656,237,326

Consumer Finance–0.5%
ORIX Corp.	307,210	27,277,200

Diversified Financial Services–0.7%
Hong Kong Exchanges and Clearing Ltd.	2,299,600	38,292,622

Insurance–2.1%
Allianz SE	455,300	56,983,960
Aviva PLC	1,268,907	7,412,769
Muenchener Rueckversicherungs AG (MunichRe)	166,300	26,976,613
Old Mutual PLC(a)	12,124,782	22,525,251

		113,898,593

Real Estate Investment Trusts (REITs)–0.2%
Klepierre	300,600	11,777,809

Company	Shares	U.S. $ Value

Real Estate Management & Development–1.2%
Lend Lease Group	973,000	$7,725,132
Mitsui Fudosan Co., Ltd.	1,646,000	28,016,306
New World Development Ltd.	5,027,354	9,804,157
Sumitomo Realty & Development Co., Ltd.	914,000	17,440,806

		62,986,401

		1,155,714,489

Industrials–12.0%
Aerospace & Defense–2.0%
BAE Systems PLC	10,489,020	59,135,860
Bombardier, Inc.	2,179,800	13,370,899
Rolls-Royce Group PLC(a)	3,530,400	31,963,610

		104,470,369

Air Freight & Logistics–0.4%
Deutsche Post AG	1,249,490	21,640,789

Building Products–0.5%
Compagnie de St-Gobain(a)	549,200	26,374,577

Commercial Services & Supplies–0.0%
Rentokil Initial PLC(a)	678,358	1,345,697

Construction & Engineering–0.3%
Bouygues SA(a)	306,800	15,392,762

Electrical Equipment–1.2%
ABB Ltd.(a)	1,910,400	41,762,594
Vestas Wind Systems A/S(a)	430,000	23,393,901

		65,156,495

Industrial Conglomerates–1.2%
Siemens AG	653,700	65,315,730

Machinery–1.5%
Atlas Copco AB–Class A	2,085,800	32,326,844
NGK Insulators Ltd.	1,230,000	25,143,941
Vallourec SA	102,056	20,593,967

		78,064,752

Professional Services–0.5%
Randstad Holding NV(a)	577,100	27,405,677

Road & Rail–0.3%
East Japan Railway Co.	215,500	14,993,868

Trading Companies & Distributors–4.0%
ITOCHU Corp.	2,752,000	24,154,789
Mitsubishi Corp.	3,052,400	80,155,131
Mitsui & Co., Ltd.	4,447,000	74,875,587
Travis Perkins PLC(a)	787,100	9,792,008
Wolseley PLC(a)	1,003,730	24,253,522

		213,231,037

Transportation Infrastructure–0.1%
Intoll Group	6,681,582	6,845,498

		640,237,251

Schedule of Investments—Tax Managed International Portfolio	1

Company	Shares	U.S. $ Value

Energy–10.4%
Energy Equipment & Services–3.4%
Saipem SpA(a)	2,045,300	$79,119,245
Technip SA	406,500	32,997,075
Tenaris SA	2,331,652	50,274,338
WorleyParsons Ltd.	806,200	18,814,783

		181,205,441

Oil, Gas & Consumable Fuels–7.0%
BG Group PLC	3,285,920	56,904,928
BP PLC	7,901,800	74,791,721
ENI SpA	1,669,640	39,163,371
Nexen, Inc. (Toronto)	1,202,895	29,762,961
OMV AG(a)	158,400	5,938,856
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	2,534,116	73,282,568
Suncor Energy, Inc. (Toronto)	1,547,560	50,328,269
Talisman Energy, Inc.	1,080,800	18,484,218
Tullow Oil PLC	1,281,750	24,322,977

		372,979,869

		554,185,310

Consumer Discretionary–9.8%
Automobiles–3.7%
Bayerische Motoren Werke AG	737,900	34,041,649
Honda Motor Co., Ltd.	1,429,600	50,391,524
Nissan Motor Co., Ltd.(a)	5,378,900	46,191,403
Suzuki Motor Corp.	1,200,300	26,502,614
Volkswagen AG (Preference Shares)	426,400	39,080,700

		196,207,890

Distributors–0.2%
Li & Fung Ltd.	2,494,000	12,249,323

Hotels, Restaurants & Leisure–1.2%
Carnival PLC	1,000,450	41,069,242
Thomas Cook Group PLC	2,253,000	9,229,509
TUI Travel PLC	2,490,300	11,408,681

		61,707,432

Household Durables–1.1%
Electrolux AB	328,600	7,526,594
Sharp Corp.	1,657,000	20,750,225
Sony Corp.	854,900	32,756,671

		61,033,490

Leisure Equipment & Products–0.1%
Namco Bandai Holdings, Inc.	734,800	7,166,319

Media–1.6%
Lagardere SCA	607,300	24,548,444
SES SA (FDR)	1,128,519	28,483,315
Vivendi SA(a)	1,151,500	30,791,744

		83,823,503

Multiline Retail–0.4%
Marks & Spencer Group PLC	4,265,700	23,973,655

Company	Shares	U.S. $ Value

Specialty Retail–0.7%
Esprit Holdings Ltd.	3,306,134	$26,077,322
Kingfisher PLC	2,819,800	9,181,065

		35,258,387

Textiles, Apparel & Luxury Goods–0.8%
Asics Corp.	740,000	7,244,721
LVMH Moet Hennessy Louis Vuitton SA	242,200	28,294,019
Yue Yuen Industrial Holdings Ltd.	2,015,000	7,016,645

		42,555,385

		523,975,384

Materials–9.7%
Chemicals–1.5%
Air Water, Inc.	855,000	9,795,569
Koninklijke DSM NV	273,400	12,179,893
Nippon Shokubai Co., Ltd.	795,000	7,184,967
Syngenta AG	70,355	19,536,089
Yara International ASA	738,500	32,107,144

		80,803,662

Construction Materials–0.5%
CRH PLC	605,903	15,114,178
CRH PLC (London)	450,200	11,249,059

		26,363,237

Metals & Mining–7.7%
Anglo American PLC(a)	687,500	29,926,254
ArcelorMittal (Euronext Amsterdam)	1,151,148	50,472,418
BHP Billiton Ltd.	462,700	18,559,696
BHP Billiton PLC	1,613,913	55,160,345
JFE Holdings, Inc.	605,200	24,417,806
Kazakhmys PLC(a)	647,200	14,960,686
Lundin Mining Corp.(a)	1,934,200	10,264,696
Mitsubishi Materials Corp.(a)	3,476,000	10,012,572
Rio Tinto PLC	2,057,155	121,616,380
Xstrata PLC(a)	3,867,630	73,199,960

		408,590,813

		515,757,712

Health Care–9.1%
Health Care Equipment & Supplies–0.5%
Alcon, Inc.	171,400	27,691,384

Health Care Providers & Services–0.8%
Celesio AG	385,300	12,314,379
Fresenius Medical Care AG & Co. KGAA	510,461	28,760,828

		41,075,207

Life Sciences Tools & Services–0.4%
QIAGEN NV(a)	848,177	19,545,739

Pharmaceuticals–7.4%
AstraZeneca PLC	855,400	38,138,640
Bayer AG	1,338,700	90,455,632

2	Sanford C. Bernstein Fund, Inc.—2010 Semiannual Report

Company	Shares	U.S. $ Value

Novartis AG	1,193,580	$64,565,411
Novo Nordisk A/S–Class B	250,277	19,320,222
Roche Holding AG	440,753	71,582,884
Sanofi-Aventis SA	1,519,073	113,365,907

		397,428,696

		485,741,026

Consumer Staples–8.9%
Beverages–2.1%
Anheuser-Busch InBev NV	1,359,630	68,386,201
Asahi Breweries Ltd.	898,400	16,857,982
Carlsberg A/S	327,675	27,470,724

		112,714,907

Food & Staples Retailing–1.8%
Aeon Co., Ltd.	1,978,900	22,488,810
Casino Guichard Perrachon SA	204,600	17,291,703
Koninklijke Ahold NV	93,206	1,242,914
Tesco PLC	8,764,838	57,949,277

		98,972,704

Food Products–2.6%
Nestle SA	1,448,335	74,215,545
Unilever NV	831,600	25,158,235
Unilever PLC	1,285,991	37,646,916

		137,020,696

Personal Products–0.5%
L’Oreal SA	244,100	25,670,471

Tobacco–1.9%
British American Tobacco PLC	1,721,881	59,362,658
Imperial Tobacco Group PLC	491,200	14,987,184
Japan Tobacco, Inc.	6,790	25,278,088

		99,627,930

		474,006,708

Information Technology–6.9%
Communications Equipment–1.5%
Nokia Oyj	3,423,500	53,352,230
Research In Motion Ltd.(a)	361,131	26,705,637

		80,057,867

Computers & Peripherals–1.1%
Toshiba Corp.(a)	11,440,000	59,211,423

Electronic Equipment, Instruments & Components–1.4%
Hitachi High-Technologies Corp.	443,400	10,182,351
Murata Manufacturing Co., Ltd.	346,600	19,723,916
Nippon Electric Glass Co., Ltd.	3,035,000	42,838,820

		72,745,087

Office Electronics–1.3%
Canon, Inc.	1,294,100	59,858,891
Konica Minolta Holdings, Inc.	718,500	8,403,828

		68,262,719

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment–1.1%
ASML Holding NV	1,353,300	$47,981,232
Elpida Memory, Inc.(a)	565,400	11,157,797

		59,139,029

Software–0.5%
Konami Corp.	28,100	542,301
SAP AG	581,200	28,138,123

		28,680,424

		368,096,549

Telecommunication Services–6.1%
Diversified Telecommunication Services–3.6%
France Telecom SA	1,279,400	30,645,066
Nippon Telegraph & Telephone Corp.	706,600	29,731,966
Telecom Corp. of New Zealand Ltd.	9,141,844	13,990,065
Telecom Italia SpA (ordinary shares)	15,793,600	22,708,014
Telecom Italia SpA (savings shares)	11,715,800	13,216,116
Telefonica SA	2,971,734	70,413,772
Telstra Corp. Ltd.	3,279,800	8,992,998

		189,697,997

Wireless Telecommunication Services–2.5%
KDDI Corp.	2,516	13,024,859
Softbank Corp.	1,072,000	26,452,720
Vodafone Group PLC	40,937,300	94,684,532

		134,162,111

		323,860,108

Utilities–2.4%
Electric Utilities–1.7%
E.ON AG	1,078,800	39,883,894
EDF SA	502,400	27,387,507
Tokyo Electric Power Co., Inc. (The)	939,400	25,055,198

		92,326,599

Gas Utilities–0.3%
Tokyo Gas Co., Ltd.	3,953,000	17,435,899

Multi-Utilities–0.4%
Centrica PLC	1,395,498	6,231,078
RWE AG	159,340	14,135,386

		20,366,464

		130,128,962

Total Common Stocks (cost $4,746,849,670)		5,171,703,499

RIGHTS–0.0%
Consumer Discretionary–0.0%
Automobiles–0.0%
Volkswagen AG (cost $0)	426,400	273,561

Schedule of Investments—Tax Managed International Portfolio	3

Company	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–1.7%
Repurchase Agreement–1.7%
State Street Bank & Trust Co.	$92,511	$92,511,000
0.00% 3/31/10, due 4/01/10 in the amount of $92,511,000 (collateralized by $94,365,000 U.S. Treasury Bill, 0.00%, due 4/08/10, value $94,365,000) (cost $92,511,000)
Total Investments—98.6% (cost $4,839,360,670)		5,264,488,060

Other assets less liabilities—1.4%		74,927,209

Net Assets—100.0%		$5,339,415,269

FUTURES CONTRACTS (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2010	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
TOPIX Index Futures	126	June 2010	$12,373,202	$13,174,136	$800,934
EURO STOXX 50	291	June 2010	11,068,501	11,205,550	137,049

					$937,983

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar	Settling 4/15/10	149,004	$134,783,058	$136,600,019	$1,816,961
Australian Dollar	Settling 4/15/10	44,217	39,759,926	40,536,113	776,187
Australian Dollar	Settling 4/15/10	297,487	273,640,442	272,722,410	(918,032)
British Pound	Settling 4/15/10	26,559	42,822,404	40,301,026	(2,521,378)
Canadian Dollar	Settling 4/15/10	23,454	22,134,977	23,092,502	957,525
Japanese Yen	Settling 4/15/10	20,304,659	219,745,013	217,197,010	(2,548,003)
Japanese Yen	Settling 4/15/10	4,591,030	51,693,220	49,109,812	(2,583,408)
Japanese Yen	Settling 4/15/10	6,434,590	72,095,843	68,830,199	(3,265,644)
New Zealand Dollar	Settling 4/15/10	223,312	160,157,133	158,534,385	(1,622,748)
New Zealand Dollar	Settling 4/15/10	130,835	96,306,989	92,882,811	(3,424,178)
Norwegian Krone	Settling 4/15/10	140,334	24,160,942	23,603,900	(557,042)
Norwegian Krone	Settling 4/15/10	1,388,514	246,007,228	233,545,300	(12,461,928)
Swedish Krona	Settling 4/15/10	97,106	13,476,650	13,448,719	(27,931)
Swedish Krona	Settling 4/15/10	192,319	26,732,878	26,635,265	(97,613)
Swedish Krona	Settling 7/15/10	345,295	48,407,764	47,828,604	(579,160)
Swedish Krona	Settling 4/15/10	1,241,622	173,373,846	171,958,731	(1,415,115)

4	Sanford C. Bernstein Fund, Inc.—2010 Semiannual Report

		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2010	Unrealized Appreciation/ (Depreciation)
Sale Contracts:
British Pound	Settling 4/15/10	83,216	$134,194,538	$126,273,209	$7,921,329
British Pound	Settling 4/15/10	45,725	68,805,151	69,383,802	(578,651)
British Pound	Settling 7/15/10	31,836	47,559,482	48,281,958	(722,476)
Canadian Dollar	Settling 4/15/10	195,508	189,432,887	192,494,617	(3,061,730)
Euro	Settling 4/15/10	142,470	206,745,341	192,428,883	14,316,458
Euro	Settling 4/15/10	196,545	277,564,780	265,465,956	12,098,824
Euro	Settling 4/15/10	65,018	95,613,520	87,817,373	7,796,147
Euro	Settling 4/15/10	54,922	77,233,513	74,181,084	3,052,429
Euro	Settling 4/15/10	50,199	68,629,061	67,801,906	827,155
Euro	Settling 4/15/10	31,437	42,828,197	42,460,776	367,421
Japanese Yen	Settling 4/15/10	16,164,361	177,223,311	172,908,635	4,314,676
Japanese Yen	Settling 4/15/10	1,675,569	18,390,818	17,923,403	467,415
Swiss Franc	Settling 4/15/10	155,726	153,201,244	147,702,925	5,498,319

(a)	Non-income producing security.

Glossary:

FDR—Fiduciary Depositary Receipt

REIT—Real Estate Investment Trust

See notes to financial statements.

Schedule of Investments—Tax Managed International Portfolio	5

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

International Portfolio

March 31, 2010 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–97.7%
Financials–21.8%
Capital Markets–4.8%
Credit Suisse Group AG	669,526	$34,462,108
Deutsche Bank AG	259,700	19,935,473
Julius Baer Group Ltd.	380,996	13,790,125
Macquarie Group Ltd.	779,300	33,702,025
Man Group PLC	3,207,523	11,741,422

		113,631,153

Commercial Banks–12.3%
Australia & New Zealand Banking Group Ltd.	649,400	15,093,629
Banca Popolare di Milano Scarl	412,900	2,563,545
Banco Santander SA	3,383,140	44,873,985
Barclays PLC	3,215,199	17,507,341
BNP Paribas	445,729	34,163,586
Credit Agricole SA	870,350	15,203,292
Danske Bank A/S(a)	499,800	12,263,648
HSBC Holdings PLC	3,098,800	31,483,803
Mitsubishi UFJ Financial Group, Inc.	799,500	4,190,701
National Australia Bank Ltd.	560,421	14,140,012
National Bank of Canada	110,600	6,734,115
Royal Bank of Canada	67,400	3,944,524
Societe Generale	210,546	13,213,792
Standard Chartered PLC	1,339,923	36,522,678
Sumitomo Mitsui Financial Group, Inc.	399,600	13,238,654
UniCredit SpA(a)	4,661,755	13,745,404
United Overseas Bank Ltd.	877,000	12,017,967

		290,900,676

Consumer Finance–0.7%
ORIX Corp.	169,220	15,025,057

Diversified Financial Services–0.7%
Hong Kong Exchanges and Clearing Ltd.	1,026,700	17,096,467

Insurance–2.2%
Allianz SE	191,400	23,955,041
Aviva PLC	575,788	3,363,669
Industrial Alliance Insurance & Financial Services, Inc.	120,400	4,149,067
Muenchener Rueckversicherungs AG (MunichRe)	76,000	12,328,458
Old Mutual PLC(a)	4,586,700	8,521,107

		52,317,342

Real Estate Investment Trusts (REITs)–0.2%
Klepierre	135,900	5,324,698

Company	Shares	U.S. $ Value

Real Estate Management & Development–0.9%
Lend Lease Group	241,056	$1,913,864
Mitsui Fudosan Co., Ltd.	583,000	9,923,151
Sumitomo Realty & Development Co., Ltd.	438,000	8,357,848

		20,194,863

		514,490,256

Industrials–12.3%
Aerospace & Defense–1.9%
BAE Systems PLC	4,782,014	26,960,432
Bombardier, Inc.	959,800	5,887,416
Rolls-Royce Group PLC(a)	1,339,100	12,123,972

		44,971,820

Air Freight & Logistics–0.4%
Deutsche Post AG	542,060	9,388,315

Building Products–0.5%
Compagnie de St-Gobain	229,000	10,997,411

Commercial Services & Supplies–0.0%
Rentokil Initial PLC(a)	295,042	585,292

Construction & Engineering–0.4%
Bouygues SA	160,700	8,062,636

Electrical Equipment–1.3%
ABB Ltd.(a)	872,400	19,071,235
Furukawa Electric Co., Ltd.(a)	784,000	4,080,771
Vestas Wind Systems A/S(a)	156,000	8,487,090

		31,639,096

Industrial Conglomerates–1.3%
Siemens AG	298,500	29,825,218

Machinery–1.4%
Atlas Copco AB–Class A	936,841	14,519,663
NGK Insulators Ltd.	549,000	11,222,783
Vallourec SA	39,540	7,978,810

		33,721,256

Professional Services–0.5%
Randstad Holding NV(a)	249,900	11,867,404

Road & Rail–0.3%
East Japan Railway Co.	112,300	7,813,510

Trading Companies & Distributors–4.1%
ITOCHU Corp.	1,259,000	11,050,465
Mitsubishi Corp.	1,539,400	40,424,194
Mitsui & Co., Ltd.	1,996,800	33,620,772
Travis Perkins PLC(a)	208,900	2,598,844
Wolseley PLC(a)	423,800	10,240,446

		97,934,721

Transportation Infrastructure–0.2%
Intoll Group	5,017,824	5,140,924

		291,947,603

6	Sanford C. Bernstein Fund, Inc.—2010 Semiannual Report

Company	Shares	U.S. $ Value

Energy–10.5%
Energy Equipment & Services–3.5%
Saipem SpA(a)	935,200	$36,176,755
Technip SA	185,600	15,065,823
Tenaris SA	1,064,795	22,958,771
WorleyParsons Ltd.	368,200	8,592,909

		82,794,258

Oil, Gas & Consumable Fuels–7.0%
BG Group PLC	1,447,218	25,062,642
BP PLC	3,559,000	33,686,468
ENI SpA	807,100	18,931,480
Nexen, Inc. (Toronto)	506,379	12,529,222
Nippon Mining Holdings, Inc.	925,500	4,396,118
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	1,044,169	30,195,692
Royal Dutch Shell PLC–Class B	181,196	4,995,200
Suncor Energy, Inc. (Toronto)	655,056	21,303,106
Talisman Energy, Inc.	255,400	4,367,940
Tullow Oil PLC	587,640	11,151,281

		166,619,149

		249,413,407

Consumer Discretionary–9.9%
Automobiles–3.9%
Bayerische Motoren Werke AG	345,400	15,934,389
Honda Motor Co., Ltd.	652,800	23,010,343
Isuzu Motors Ltd.(a)	1,356,000	3,675,980
Nissan Motor Co., Ltd.(a)	2,166,700	18,606,576
Suzuki Motor Corp.	538,400	11,887,868
Volkswagen AG (Preference Shares)	194,500	17,826,445

		90,941,601

Distributors–0.2%
Li & Fung Ltd.	1,138,000	5,589,306

Hotels, Restaurants & Leisure–1.2%
Carnival PLC	456,837	18,753,510
Thomas Cook Group PLC	998,600	4,090,806
TUI Travel PLC	1,434,400	6,571,342

		29,415,658

Household Durables–1.0%
Electrolux AB	172,300	3,946,537
Sharp Corp.	749,000	9,379,553
Sony Corp.	296,600	11,364,637

		24,690,727

Media–1.6%
Lagardere SCA	286,200	11,568,854
SES SA (FDR)	512,980	12,947,386
Vivendi SA	530,730	14,192,012

		38,708,252

Multiline Retail–0.7%
Marks & Spencer Group PLC	2,095,500	11,776,917
Takashimaya Co., Ltd.	607,000	4,990,402

		16,767,319

Company	Shares	U.S. $ Value

Specialty Retail–0.7%
Esprit Holdings Ltd.	1,479,084	$11,666,360
Kingfisher PLC	1,287,694	4,192,639

		15,858,999

Textiles, Apparel & Luxury Goods–0.6%
LVMH Moet Hennessy Louis Vuitton SA	110,600	12,920,390

		234,892,252

Materials–9.7%
Chemicals–1.6%
Air Water, Inc.	390,000	4,468,154
Koninklijke DSM NV	105,600	4,704,451
Mitsubishi Gas Chemical Co., Inc.	839,000	5,064,512
Syngenta AG	32,131	8,922,096
Yara International ASA(a)	337,200	14,660,161

		37,819,374

Construction Materials–0.5%
CRH PLC (London)	472,600	11,808,763

Metals & Mining–7.6%
Anglo American PLC(a)	313,800	13,659,431
ArcelorMittal (Euronext Amsterdam)	525,514	23,041,314
BHP Billiton Ltd.	213,300	8,555,831
BHP Billiton PLC	684,006	23,377,968
JFE Holdings, Inc.	276,200	11,143,751
Kazakhmys PLC(a)	272,400	6,296,803
Mitsubishi Materials Corp.(a)	1,395,000	4,018,279
Rio Tinto PLC	926,461	54,771,193
Xstrata PLC(a)	1,833,650	34,704,226

		179,568,796

		229,196,933

Health Care–9.4%
Health Care Equipment & Supplies–0.5%
Alcon, Inc.	76,900	12,423,964

Health Care Providers & Services–0.9%
Celesio AG	304,400	9,728,775
Fresenius Medical Care AG & Co. KGAA	205,141	11,558,229

		21,287,004

Life Sciences Tools & Services–0.4%
QIAGEN NV(a)	391,434	9,020,366

Pharmaceuticals–7.6%
AstraZeneca PLC	388,700	17,330,476
Bayer AG	555,312	37,522,296
Novartis AG	601,920	32,560,207
Novo Nordisk A/S–Class B	114,279	8,821,808
Roche Holding AG	201,330	32,698,092
Sanofi-Aventis SA	688,268	51,364,303

		180,297,182

		223,028,516

Schedule of Investments—International Portfolio	7

Company	Shares	U.S. $ Value

Consumer Staples–8.8%
Beverages–2.1%
Anheuser-Busch InBev NV	620,906	$31,230,116
Asahi Breweries Ltd.	397,900	7,466,375
Carlsberg A/S	116,150	9,737,467

		48,433,958

Food & Staples Retailing–1.9%
Aeon Co., Ltd.	811,100	9,217,582
Casino Guichard Perrachon SA	95,300	8,054,249
Koninklijke Ahold NV	62,100	828,112
Tesco PLC	4,114,617	27,204,048

		45,303,991

Food Products–2.6%
Nestle SA	661,411	33,892,006
Unilever NV	943,700	28,549,575

		62,441,581

Personal Products–0.5%
L’Oreal SA	112,000	11,778,340

Tobacco–1.7%
British American Tobacco PLC	786,301	27,108,097
Imperial Tobacco Group PLC	236,700	7,222,041
Japan Tobacco, Inc.	1,573	5,856,028

		40,186,166

		208,144,036

Information Technology–7.0%
Communications Equipment–1.5%
Nokia Oyj	1,545,000	24,077,463
Research In Motion Ltd.(a)	164,900	12,194,355

		36,271,818

Computers & Peripherals–1.1%
Toshiba Corp.(a)	5,216,000	26,997,096

Electronic Equipment, Instruments & Components–1.5%
Hitachi High-Technologies Corp.	151,800	3,485,974
Murata Manufacturing Co., Ltd.	201,400	11,461,041
Nippon Electric Glass Co., Ltd.	1,386,000	19,563,296

		34,510,311

Office Electronics–1.2%
Canon, Inc.	599,700	27,739,260

Semiconductors & Semiconductor Equipment–1.1%
ASML Holding NV	618,000	21,911,181
Elpida Memory, Inc.(a)	258,400	5,099,354

		27,010,535

Software–0.6%
SAP AG	265,400	12,849,033

		165,378,053

Company	Shares	U.S. $ Value

Telecommunication Services–6.0%
Diversified Telecommunication Services–3.5%
France Telecom SA	572,800	$13,720,098
Nippon Telegraph & Telephone Corp.	376,600	15,846,389
Telecom Corp. of New Zealand Ltd.	2,393,013	3,662,107
Telecom Italia SpA (ordinary shares)	7,703,600	11,076,224
Telecom Italia SpA (savings shares)	6,043,200	6,817,087
Telefonica SA	1,337,509	31,691,617

		82,813,522

Wireless Telecommunication Services–2.5%
KDDI Corp.	572	2,961,137
Softbank Corp.	489,500	12,078,924
Vodafone Group PLC	18,707,025	43,267,775

		58,307,836

		141,121,358

Utilities–2.3%
Electric Utilities–1.6%
E.ON AG	502,200	18,566,640
EDF SA	212,700	11,594,990
Tokyo Electric Power Co., Inc. (The)	284,400	7,585,372

		37,747,002

Gas Utilities–0.3%
Tokyo Gas Co., Ltd.	1,861,000	8,208,502

Multi-Utilities–0.4%
Centrica PLC	637,295	2,845,604
RWE AG	65,480	5,808,868

		8,654,472

		54,609,976

Total Common Stocks (cost $2,100,170,570)		2,312,222,390

RIGHTS–0.0%
Consumer Discretionary–0.0%
Automobiles–0.0%
Volkswagen AG (cost $0)	194,500	124,783

8	Sanford C. Bernstein Fund, Inc.—2010 Semiannual Report

Company	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–1.5%
Repurchase Agreement–1.5%
State Street Bank & Trust Co.	$34,374	$34,374,000
0.00% 3/31/10, due 4/01/10 in the amount of $34,374,000 (collateralized by $35,065,000 U.S. Treasury Bill, 0.00%, due 4/08/10, value $35,065,000) (cost $34,374,000)
Total Investments—99.2% (cost $2,134,544,570)		2,346,721,173

Other assets less liabilities—0.8%		19,013,747

Net Assets—100.0%		$2,365,734,920

FUTURES CONTRACTS (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2010	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
TOPIX Index Futures	36	June 2010	$3,535,201	$3,764,039	$228,838
S&P TSE 60 Index Futures	41	June 2010	5,660,526	5,679,811	19,285

					$248,123

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar	Settling 6/17/10	206,271	$186,089,446	$187,762,041	$1,672,595
Canadian Dollar	Settling 6/17/10	15,093	14,763,479	14,859,235	95,756
Japanese Yen	Settling 6/17/10	1,110,074	12,365,068	11,878,410	(486,658)
Japanese Yen	Settling 6/17/10	3,765,901	42,213,415	40,297,238	(1,916,177)
New Zealand Dollar	Settling 6/17/10	157,680	109,663,287	111,468,711	1,805,424
Norwegian Krone	Settling 6/17/10	669,294	112,346,662	112,231,869	(114,793)
Swedish Krona	Settling 6/17/10	157,302	21,928,299	21,788,590	(139,709)
Swedish Krona	Settling 6/17/10	660,592	92,220,236	91,501,497	(718,739)
Sale Contracts:
British Pound	Settling 6/17/10	10,455	15,659,624	15,858,588	(198,964)
British Pound	Settling 6/17/10	28,814	43,338,993	43,706,299	(367,306)
Canadian Dollar	Settling 6/17/10	78,709	76,556,834	77,489,933	(933,099)
Euro	Settling 6/17/10	232,329	315,118,742	313,809,214	1,309,528
Euro	Settling 6/17/10	24,471	33,449,655	33,053,236	396,419
Euro	Settling 6/17/10	13,777	18,586,964	18,608,738	(21,774)
Swiss Franc	Settling 6/17/10	73,780	68,508,924	70,015,691	(1,506,767)

(a)	Non-income producing security.

Glossary:

FDR—Fiduciary Depositary Receipt

REIT—Real Estate Investment Trust

See notes to financial statements.

Schedule of Investments—International Portfolio	9

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Emerging Markets Portfolio

March 31, 2010 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–98.0%
Financials–26.2%
Capital Markets–0.4%
Yuanta Financial Holding Co., Ltd.	13,798,000	$8,278,088

Commercial Banks–18.2%
Andhra Bank	2,222,000	5,323,527
Banco Bradesco SA (Preference Shares)	527,010	9,720,206
Banco do Brasil SA	2,083,500	34,972,011
Banco Santander Chile (ADR)	45,541	3,106,807
Bank Central Asia Tbk PT	19,655,000	11,858,177
Bank Negara Indonesia Persero Tbk PT	25,637,500	6,393,825
Bank of Baroda	480,000	6,851,127
Bank of China Ltd.	22,345,000	11,857,233
Bank Zachodni WBK SA(a)	11,896	857,611
Busan Bank	53,300	571,847
Canara Bank	2,416,000	22,041,598
China Construction Bank Corp.–Class H	26,674,000	21,772,642
CIMB Group Holdings Berhad	1,672,600	7,206,314
Commercial International Bank	892,312	10,532,750
Daegu Bank	176,810	2,366,076
Grupo Financiero Banorte SAB de CV–Class O	727,457	3,226,670
Hana Financial Group, Inc.	679,300	21,054,768
Industrial & Commercial Bank of China–Class H	26,241,000	19,997,313
Investimentos Itau SA (Preference Shares)	4,137,970	28,341,145
KB Financial Group, Inc.	326,027	15,701,650
Krung Thai Bank PCL	29,865,000	11,083,346
Oriental Bank of Commerce	765,000	5,453,659
OTP Bank Nyrt(a)	117,000	4,093,034
Powszechna Kasa Oszczednosci Bank Polski SA	433,016	6,059,454
Public Bank Berhad	9,225	32,912
Public Bank Berhad (Foreign Market)	588,300	2,106,092
Punjab National Bank Ltd.	772,000	17,333,176
Shinhan Financial Group Co., Ltd.	540,756	21,314,516
Siam Commercial Bank PCL	2,586,200	7,358,293
Turk Ekonomi Bankasi(a)	4,337,980	7,363,085
Turkiye Garanti Bankasi AS	5,681,894	26,636,038
Turkiye Vakiflar Bankasi Tao–Class D(a)	6,420,800	17,262,918
Union Bank of India	567,964	3,706,081

		373,555,901

Company	Shares	U.S. $ Value

Diversified Financial Services–0.8%
African Bank Investments Ltd.	668,491	$3,265,109
BM&F BOVESPA SA	145,187	982,963
FirstRand Ltd.	4,755,239	13,196,999

		17,445,071

Insurance–4.0%
Cathay Financial Holding Co., Ltd.(a)	4,760,000	7,946,955
China Life Insurance Co., Ltd.–Class H	4,608,000	22,082,022
Dongbu Insurance Co., Ltd.	179,500	5,123,451
Hyundai Marine & Fire Insurance Co., Ltd.	126,000	2,035,613
LIG Insurance Co., Ltd.	638,580	12,405,212
Old Mutual PLC(a)	17,045,929	31,663,745

		81,256,998

Real Estate Management & Development–2.2%
Agile Property Holdings Ltd.	1,924,000	2,619,658
BR Malls Participacoes SA(a)	348,079	4,110,360
Guangzhou R&F Properties Co., Ltd.	6,918,400	11,319,775
Longfor Properties Co., Ltd.(a)	2,137,000	2,402,809
Multiplan Empreendimentos Imobiliarios SA	61,400	1,017,148
Shenzhen Investment Ltd.	19,460,000	7,180,719
Shimao Property Holdings Ltd.	4,077,000	7,478,880
Yanlord Land Group Ltd.	6,606,000	8,805,079

		44,934,428

Thrifts & Mortgage Finance–0.6%
Housing Development Finance Corp.	208,819	12,620,812

		538,091,298

Information Technology–17.3%
Computers & Peripherals–2.1%
AmTRAN Technology Co., Ltd.	5,431,000	6,266,951
Asustek Computer, Inc.	2,982,000	5,192,797
Compal Electronics, Inc.	12,623,320	16,518,926
Lite-On Technology Corp.	775	1,028
Quanta Computer, Inc.	6,340,613	12,299,636
TPV Technology Ltd.	4,336,000	2,906,564

		43,185,902

Electronic Equipment, Instruments & Components–3.5%
AU Optronics Corp.	12,064,155	13,664,749
AU Optronics Corp. (Sponsored ADR)	463,968	5,256,757
Hon Hai Precision Industry Co., Ltd.	6,350,550	27,497,929
Ju Teng International Holdings Ltd.	4,594,000	4,432,761
LG Display Co., Ltd.	283,630	10,022,701
Samsung Electro-Mechanics Co., Ltd.	18,080	1,836,115
Unimicron Technology Corp.	6,407,630	8,223,728

		70,934,740

10	Sanford C. Bernstein Fund, Inc.—2010 Semiannual Report

Company	Shares	U.S. $ Value

Internet Software & Services–1.0%
Baidu, Inc. (Sponsored ADR)(a)	7,700	$4,596,900
Tencent Holdings Ltd.	831,400	16,648,147

		21,245,047

IT Services–0.9%
Infosys Technologies Ltd.	274,049	15,952,194
Redecard SA	122,300	2,262,586

		18,214,780

Semiconductors & Semiconductor Equipment–9.8%
Hynix Semiconductor, Inc.(a)	1,409,600	33,266,056
Novatek Microelectronics Corp. Ltd.	1,579,230	4,921,968
Powertech Technology, Inc.	5,852,600	20,907,001
Samsung Electronics Co., Ltd.	98,371	71,121,672
Samsung Electronics Co., Ltd. (Preference Shares)	44,930	21,372,583
Taiwan Semiconductor Manufacturing Co., Ltd.	5,279,120	10,229,562
Transcend Information, Inc.	2,592,000	9,386,573
United Microelectronics Corp.(a)	56,847,096	30,354,590

		201,560,005

		355,140,474

Materials–15.5%
Chemicals–0.7%
Hyosung Corp.	44,320	3,185,139
LG Chemicals Ltd.	10,180	2,163,523
Makhteshim-Agan Industries Ltd.	1,658,400	7,491,938
Sociedad Quimica y Minera de Chile SA (Sponsored ADR)	43,300	1,618,987

		14,459,587

Construction Materials–0.2%
Semen Gresik Persero Tbk PT	5,604,000	4,486,889

Metals & Mining–14.3%
Anglo American PLC(a)	201,692	8,823,137
Centamin Egypt Ltd.(a)	1,172,600	2,418,727
Cia de Minas Buenaventura SA (ADR)–Class B	78,200	2,421,854
Evraz Group SA (GDR)(a) (b)	117,068	4,651,112
First Quantum Minerals Ltd.	70,033	5,762,475
Hindalco Industries Ltd.	5,694,800	22,962,352
Hyundai Steel Co.	92,700	7,041,582
Impala Platinum Holdings Ltd.	200,900	5,897,826
Jindal Steel & Power Ltd.	278,500	4,360,501
Kazakhmys PLC(a)	1,176,200	27,189,060
KGHM Polska Miedz SA	843,100	31,686,847
Korea Zinc Co., Ltd.	32,900	5,868,081
POSCO	41,608	19,447,125
Sesa Goa Ltd.	3,436,688	35,960,976
Steel Authority of India Ltd.	2,036,759	11,474,548
Tata Steel Ltd.	1,717,000	24,155,510
Timah Tbk PT	20,191,500	5,257,997
Usinas Siderurgicas de Minas Gerais SA	332,555	11,657,704

Company	Shares	U.S. $ Value

Usinas Siderurgicas de Minas Gerais SA (Preference Shares)–Class A	65,691	$2,250,342
Vale SA (Sponsored ADR)	1,762,300	48,921,448
Vale SA (Sponsored ADR)–Class B	174,800	5,626,812

		293,836,016

Paper & Forest Products–0.3%
Fibria Celulose SA(a)	186,586	4,033,158
Fibria Celulose SA (Sponsored ADR)(a)	87,697	1,918,810

		5,951,968

		318,734,460

Energy–12.7%
Oil, Gas & Consumable Fuels–12.7%
Banpu Public Co Ltd.	114,600	2,187,098
Banpu Public Co Ltd. (NVDR)	1,027,000	19,343,673
Cairn India Ltd.(a)	807,730	5,479,641
China Coal Energy Co.–Class H	3,493,000	5,447,171
China Petroleum & Chemical Corp.–Class H	5,383,000	4,414,005
CNOOC Ltd.	13,513,000	22,240,152
Dragon Oil PLC(a)	210,600	1,545,230
Gazprom OAO (Sponsored ADR)	2,038,606	47,846,083
KazMunaiGas Exploration Production (GDR)(b)	526,515	12,989,125
LUKOIL OAO (London) (Sponsored ADR)	396,175	22,463,122
NovaTek OAO (Sponsored GDR)(b)	41,600	3,021,372
OGX Petroleo e Gas Participacoes SA	299,800	2,806,911
Petroleo Brasileiro SA (Preference Shares)	1,027,600	20,449,723
Petroleo Brasileiro SA (Sponsored ADR)	737,070	29,180,601
Rosneft Oil Co. (GDR)(b)	1,840,738	14,597,052
Sasol Ltd.	105,700	4,380,817
Tambang Batubara Bukit Asam Tbk PT	1,420,500	2,710,368
Ultrapar Participacoes SA (Preference Shares)	124,500	5,985,745
Yanzhou Coal Mining Co., Ltd.–Class H	13,848,000	33,213,326

		260,301,215

Consumer Discretionary–7.6%
Automobiles–1.6%
Dongfeng Motor Group Co., Ltd.–Class H	6,148,000	9,953,048
Great Wall Motor Co., Ltd.–Class H	3,064,500	6,429,684
Hyundai Motor Co.	128,862	13,140,430
Tofas Turk Otomobil Fabrikasi AS	723,900	2,735,839

		32,259,001

Schedule of Investments—Emerging Markets Portfolio	11

Company	Shares	U.S. $ Value

Distributors–0.3%
Imperial Holdings Ltd.	515,647	$7,079,442

Diversified Consumer Services–0.1%
Anhanguera Educacional Participacoes SA(a)	77,700	1,126,821

Hotels, Restaurants & Leisure–0.5%
Ctrip.com International Ltd. (ADR)(a)	276,200	10,827,040

Household Durables–1.5%
Brookfield Incorporacoes SA	1,519,100	6,799,582
Gafisa SA (ADR)	197,800	2,717,772
MRV Engenharia e Participacoes SA	697,800	4,869,513
PDG Realty SA Empreendimentos e Participacoes	641,483	5,342,235
Urbi Desarrollos Urbanos SA de C.V.(a)	4,647,400	10,731,636

		30,460,738

Media–0.6%
Naspers Ltd.–Class N	298,235	12,931,078

Multiline Retail–0.2%
Empresas La Polar SA	358,300	1,973,296
Lojas Renner SA	76,781	1,761,557

		3,734,853

Specialty Retail–1.8%
Belle International Holdings Ltd.	3,822,000	5,089,595
Foschini Ltd.	1,697,200	15,571,640
Hengdeli Holdings Ltd.	12,848,000	5,457,487
JD Group Ltd.	474,814	2,862,407
Lewis Group Ltd.	640,200	4,960,862
Zhongsheng Group Holdings Ltd.(a)	1,968,500	2,915,639

		36,857,630

Textiles, Apparel & Luxury Goods–1.0%
Daphne International Holdings Ltd.	2,224,000	2,164,912
Pacific Textile Holdings Ltd.	3,118,000	1,962,819
Shenzhou International Group	1,867,000	2,700,555
Texwinca Holdings Ltd.	2,474,000	2,726,225
Yue Yuen Industrial Holdings Ltd.	3,000,500	10,448,359

		20,002,870

		155,279,473

Industrials–7.1%
Airlines–1.8%
Air China Ltd.(a)	5,566,000	5,738,187
Korean Air Lines Co., Ltd.(a)	183,000	10,752,097
Turk Hava Yollari	6,189,792	21,287,093

		37,777,377

Construction & Engineering–1.3%
Aveng Ltd.	742,495	3,829,505
Daelim Industrial Co., Ltd.	67,670	4,483,687
GS Engineering & Construction Corp.	85,981	7,406,962

Company	Shares	U.S. $ Value

Orascom Construction Industries (London) (GDR)(b)	93,795	$4,461,744
Samsung Engineering Co., Ltd.	62,600	6,476,077

		26,657,975

Electrical Equipment–1.1%
Bharat Heavy Electricals Ltd.	173,365	9,182,513
Silitech Technology Corp.	395,000	1,443,548
Trina Solar Ltd. (Sponsored ADR)(a)	443,600	10,828,276

		21,454,337

Industrial Conglomerates–1.6%
Beijing Enterprises Holdings Ltd.	1,392,000	9,677,956
Bidvest Group Ltd.	641,630	12,006,571
Dogan Sirketler Grubu Holdings	13,801,966	10,548,694

		32,233,221

Machinery–0.3%
Hanjin Heavy Industries & Construction Co., Ltd.	294,130	6,695,738

Marine–0.3%
China Shipping Development Co., Ltd.–Class H	502,000	817,830
Grindrod Ltd.	2,742,092	5,761,785

		6,579,615

Road & Rail–0.5%
Globaltrans Investment PLC (Sponsored GDR)(a)(b)	186,639	2,435,639
Localiza Rent a Car SA	735,530	7,775,727

		10,211,366

Transportation Infrastructure–0.2%
DP World Ltd.	7,329,500	3,774,692

		145,384,321

Telecommunication Services–4.8%
Diversified Telecommunication Services–1.8%
Bezeq Israeli Telecommunication Corp. Ltd.	4,162,571	11,806,752
Brasil Telecom SA (Preference Shares)(a)	598,500	3,836,646
LG Telecom Ltd.	1,027,350	7,009,568
Tele Norte Leste Participacoes SA (ADR)	272,400	4,810,584
Telecom Egypt	1,603,604	4,963,566
Telekomunikasi Indonesia Tbk PT	5,125,500	4,567,995

		36,995,111

Wireless Telecommunication Services–3.0%
America Movil SAB de CV Series L (ADR)	557,017	28,040,236
Axiata Group Berhad(a)	1,938,900	2,285,778
China Mobile Ltd.	1,357,500	13,054,304
Far EasTone Telecommunications Co., Ltd.	2,442,000	2,922,738

12	Sanford C. Bernstein Fund, Inc.—2010 Semiannual Report

Company	Shares	U.S. $ Value

Mobile Telesystems OJSC (Sponsored ADR)	175,800	$9,756,900
MTN Group Ltd.(a)	405,226	6,220,518

		62,280,474

		99,275,585

Consumer Staples–2.6%
Beverages–0.7%
Central European Distribution Corp.(a)	103,697	3,630,432
Compania Cervecerias Unidas SA	539,858	4,032,655
Compania Cervecerias Unidas SA (ADR)	17,600	660,176
Fomento Economico Mexicano SAB de CV (Sponsored ADR) Series B	136,727	6,498,634
Grupo Modelo SAB de CV	111,100	655,974

		15,477,871

Food & Staples Retailing–0.5%
Centros Comerciales Sudamericanos SA	1,139,627	4,473,810
X 5 Retail Group NV (GDR)(a)(b)	181,495	6,321,129

		10,794,939

Food Products–1.0%
China Mengniu Dairy Co., Ltd.(a)	4,161,000	12,958,810
Cosan Ltd.(a)	166,800	1,572,924
Marfrig Alimentos SA	163,316	1,867,938
Wilmar International Ltd.	872,000	4,167,625

		20,567,297

Personal Products–0.3%
Dabur India Ltd.	457,300	1,618,077
Hypermarcas SA(a)	305,567	3,737,218

		5,355,295

Tobacco–0.1%
KT&G Corp.	33,222	1,837,863

		54,033,265

Utilities–2.6%
Electric Utilities–1.9%
Compania Paranaense de Energia (Preference Shares)	223,500	4,575,947
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA (Preference Shares)–Class B	870,279	19,080,709
Enersis SA (Sponsored ADR)	559,922	11,192,841
Polska Grupa Energetyczna SA(a)	376,700	3,046,198

		37,895,695

Water Utilities–0.7%
Compania de Saneamento Basico do Estado de Sao Paulo	515,600	9,254,619

Company	Shares	U.S. $ Value

Compania de Saneamento de Minas Gerais-COPASA	395,500	$5,715,607

		14,970,226

		52,865,921

Health Care–1.6%
Pharmaceuticals–1.6%
Aspen Pharmacare Holdings Ltd.(a)	441,392	4,818,395
Pharmstandard (GDR)(a)(b)	224,289	5,543,850
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	347,200	21,901,376

		32,263,627

Total Common Stocks (cost $1,540,869,668)		2,011,369,639

WARRANTS–1.3%
Financials–1.2%
Commercial Banks–0.9%
Commercial Bank of Qatar, expiring 5/26/17(a)	249,400	5,032,892
National Bank of Abu Dhabi, expiring 5/15/17(a)	219,670	718,321
Sberbank of Russian Federation, expiring 11/05/12(a)	3,447,000	9,961,830
Sberbank of Russian Federation, expiring 2/28/18(a)	774,200	2,237,438

		17,950,481

Real Estate Management & Development–0.3%
Aldar Properties, Merrill Lynch Capital Markets, expiring 10/22/12(a)	1,764,500	2,174,746
Aldar Properties, Merrill Lynch Intl & Co., expiring 5/15/10(a)	4,090,300	5,041,295

		7,216,041

		25,166,522

Energy–0.1%
Oil, Gas & Consumable Fuels–0.1%
Dana Gas, expiring 12/06/10(a)	7,721,000	1,860,761

Total Warrants (cost $26,936,400)		27,027,283

Schedule of Investments—Emerging Markets Portfolio	13

Company	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS–0.3%
Repurchase Agreement–0.3%
State Street Bank & Trust Co.	$5,692	$5,692,000
0.00% 3/31/10, due 4/01/10 due in the amount of $5,692,000 (collateralized by $5,810,000 U.S. Treasury Bill, 0.00%, due 4/08/10, value $5,810,000) (cost $5,692,000)
Total Investments—99.6% (cost $1,573,498,068)		2,044,088,922

Other assets less liabilities—0.4%		9,025,186

Net Assets—100.0%		$2,053,114,108

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2010, the aggregate market value of these securities amounted to $54,021,029 or 2.6% of net assets.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non Voting Depositary Receipt

OJSC—Open Joint Stock Company

See notes to financial statements.

14	Sanford C. Bernstein Fund, Inc.—2010 Semiannual Report

SCB–ST–1946–0310

Sanford C. Bernstein Fund, Inc.

March 31, 2010

Schedule of Investments

To the Semiannual Report

For the Taxable Bond Portfolios

Intermediate Duration

Short Duration Plus

U.S. Government Short Duration

Sanford C. Bernstein Fund, Inc. Schedule of Investments Intermediate Duration Portfolio March 31, 2010 (unaudited)

	Principal Amount (000)	U.S. $ Value
CORPORATES–INVESTMENT GRADES–33.6%

Industrial–19.1%
Basic–2.6%
Alcoa, Inc. 6.75%, 7/15/18	$4,624	$4,792,166
ArcelorMittal 6.125%, 6/01/18	13,310	13,971,600
ArcelorMittal USA, Inc. 6.50%, 4/15/14	5,565	6,032,248
BHP Billiton Finance USA Ltd. 7.25%, 3/01/16	9,553	11,109,174
The Dow Chemical Co. 7.375%, 11/01/29 7.60%, 5/15/14 8.55%, 5/15/19	700 6,432 6,914	780,538 7,342,720 8,364,149
Eastman Chemical 5.50%, 11/15/19	2,614	2,676,506
EI Du Pont de Nemours & Co.
5.875%, 1/15/14	6,079	6,759,611
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 4/01/17	11,455	12,743,687
Inco Ltd. 7.75%, 5/15/12	12,025	13,172,029
International Paper Co. 5.30%, 4/01/15 7.50%, 8/15/21 7.95%, 6/15/18	5,175 5,235 7,555	5,466,590 5,948,604 8,826,816
Packaging Corp. of America
5.75%, 8/01/13	4,135	4,400,058
PPG Industries, Inc. 5.75%, 3/15/13	9,910	10,719,865
Rio Tinto Finance USA Ltd. 6.50%, 7/15/18	11,940	13,439,282
Union Carbide Corp. 7.75%, 10/01/96	3,600	3,081,334

		139,626,977

Capital Goods–1.3%
Boeing Co. 5.00%, 3/15/14	10	10,825
6.00%, 3/15/19	10,340	11,407,067
CRH America, Inc. 6.95%, 3/15/12	5	5,436
General Electric Co. 5.25%, 12/06/17	100	104,885
Holcim US Finance Sarl & Cie SCS
6.00%, 12/30/19(a)	1,131	1,174,538
John Deere Capital Corp. 5.25%, 10/01/12	10,380	11,269,483

	Principal Amount (000)	U.S. $ Value

Lafarge SA 6.15%, 7/15/11	$6,703	$7,001,444
Owens Corning, Inc. 6.50%, 12/01/16	8,371	8,859,155
Republic Services, Inc. 5.25%, 11/15/21(a)	4,898	4,842,016
5.50%, 9/15/19(a)	6,713	6,875,106
Tyco International Finance SA 6.00%, 11/15/13	4,955	5,475,865
8.50%, 1/15/19	4,365	5,413,311
United Technologies Corp. 4.875%, 5/01/15	6,308	6,842,401

		69,281,532

Communications–Media–1.9%
BSKYB Finance UK PLC 5.625%, 10/15/15(a)	6,400	7,023,866
CBS Corp. 5.625%, 8/15/12	2,880	3,106,690
6.625%, 5/15/11	2,435	2,557,147
8.875%, 5/15/19	5,475	6,613,822
Comcast Cable Communications Holdings, Inc.
9.455%, 11/15/22	5,575	7,449,142
Comcast Corp. 5.30%, 1/15/14	4,800	5,160,821
DirecTV Holdings LLC / DirecTV Financing Co., Inc. 4.75%, 10/01/14(a)	4,555	4,758,672
6.375%, 6/15/15	3,525	3,661,594
News America Holdings, Inc. 9.25%, 2/01/13	6,710	7,884,478
News America, Inc. 6.55%, 3/15/33	3,525	3,576,691
Reed Elsevier Capital, Inc. 8.625%, 1/15/19	4,665	5,819,849
RR Donnelley & Sons Co. 4.95%, 4/01/14 11.25%, 2/01/19	2,635 6,520	2,648,217 8,181,609
Time Warner Cable, Inc. 7.50%, 4/01/14	5,260	6,072,428
Time Warner Entertainment Co. 8.375%, 3/15/23	10,465	12,771,925
WPP Finance UK 5.875%, 6/15/14 8.00%, 9/15/14	1,475 9,922	1,559,658 11,400,259

		100,246,868

Communications–Telecommunications–2.9%
America Movil Sab De Cv 5.00%, 3/30/20 (a)	11,526	11,363,092
AT&T Corp. 8.00%, 11/15/31	1,800	2,188,357
AT&T, Inc. 4.85%, 2/15/14	10	10,737
British Telecommunications PLC
9.125%, 12/15/10	10,688	11,286,795

Schedule of Investments—Intermediate Duration Portfolio	1

	Principal Amount (000)	U.S. $ Value

Embarq Corp. 7.082%, 6/01/16	$12,965	$14,120,791
New Cingular Wireless Services, Inc.
8.125%, 5/01/12	39,555	44,636,512
Qwest Corp. 7.50%, 10/01/14 7.875%, 9/01/11	5,005 6,695	5,467,962 7,096,700
Telecom Italia Capital SA 6.175%, 6/18/14 6.375%, 11/15/33 7.175%, 6/18/19	9,805 1,375 5,765	10,480,515 1,273,763 6,223,923
US Cellular Corp. 6.70%, 12/15/33	14,340	13,896,980
Verizon Communications, Inc. 4.90%, 9/15/15 5.25%, 4/15/13	4,390 7,155	4,712,283 7,816,816
Verizon New Jersey, Inc. Series A 5.875%, 1/17/12	5,695	6,066,109
Vodafone Group PLC 5.50%, 6/15/11	8,020	8,409,612

		155,050,947

Consumer Cyclical–Automotive–0.7%
Daimler Finance North America LLC
5.75%, 9/08/11		4,527,119
7.30%, 1/15/12	4,295	4,876,054
7.75%, 1/18/11	4,478	1,744,258
8.00%, 6/15/10	1,658 10	10,132
Harley-Davidson Funding Corp. 5.75%, 12/15/14(a)	5,370	5,473,211
Nissan Motor Acceptance Corp. 4.50%, 1/30/15(a)	9,431	9,454,757
Volvo Treasury AB 5.95%, 4/01/15(a)	10,529	10,728,482

		36,814,013

Consumer Cyclical–Entertainment–0.8%
CBS Corp. 5.75%, 4/15/20	1,130	1,133,051
Time Warner, Inc. 6.875%, 5/01/12	8,290	9,118,627
Turner Broadcasting System, Inc.
8.375%, 7/01/13	11,372	13,016,152
Viacom, Inc. 5.625%, 9/15/19	10,980	11,404,827
The Walt Disney Co. 5.50%, 3/15/19	8,570	9,306,335

		43,978,992

Consumer Cyclical–Other–0.3%
Marriott International, Inc. Series J 5.625%, 2/15/13	12,589	13,394,243

	Principal Amount (000)	U.S. $ Value

Consumer Cyclical–Restaurants–0.0%
McDonald's Corp. 5.00%, 2/01/19	$5	$5,247

Consumer Cyclical–Retailers–0.1%
CVS Caremark Corp. 6.60%, 3/15/19	5,710	6,383,871
Wal-Mart Stores, Inc. 4.25%, 4/15/13	10	10,673
5.80%, 2/15/18	100	111,600

		6,506,144

Consumer Non-Cyclical–4.7%
Abbott Laboratories 5.875%, 5/15/16	10	11,307
Ahold Finance USA LLC 6.875%, 5/01/29	12,140	13,220,047
Altria Group, Inc. 9.70%, 11/10/18	6,515	8,011,033
Avon Products, Inc. 6.50%, 3/01/19	10,585	11,891,983
Baxter FinCo BV 4.75%, 10/15/10	11,369	11,633,454
Bottling Group LLC 6.95%, 3/15/14	9,145	10,587,249
Bunge Ltd. Finance Corp. 5.10%, 7/15/15	5,361	5,507,307
5.875%, 5/15/13	8,910	9,490,745
Cadbury Schweppes US Finance LLC
5.125%, 10/01/13(a)	11,945	12,650,544
Campbell Soup Co. 6.75%, 2/15/11	8,660	9,128,056
The Coca-Cola Co. 5.35%, 11/15/17	9,830	10,814,425
ConAgra Foods, Inc. 7.875%, 9/15/10	129	133,011
Delhaize Group SA 5.875%, 2/01/14	2,950	3,225,686
Diageo Capital PLC 4.375%, 5/03/10	10	10,031
7.375%, 1/15/14	9,255	10,762,927
Fisher Scientific International, Inc.
6.125%, 7/01/15	1,473	1,530,079
Fortune Brands, Inc. 3.00%, 6/01/12	7,125	7,139,307
4.875%, 12/01/13	6,133	6,373,168
Johnson & Johnson 5.55%, 8/15/17	9,480	10,470,679
Kraft Foods, Inc. 6.25%, 6/01/12	25,390	27,786,156
The Kroger Co. 6.80%, 12/15/18	4,472	5,030,052
Pepsico, Inc. 4.65%, 2/15/13	9,850	10,625,274
Pfizer, Inc. 5.35%, 3/15/15	10,400	11,459,292

2	Sanford C. Bernstein Fund, Inc.—2010 Semi-Annual Report

	Principal Amount (000)	U.S. $ Value

The Procter & Gamble Co. 4.70%, 2/15/19	$10,348	$10,612,298
Safeway, Inc. 6.50%, 3/01/11	1,895	1,988,048
Universal Health Services, Inc.
7.125%, 6/30/16	9,235	10,330,160
Whirlpool Corp. 8.60%, 5/01/14	1,270	1,473,882
Wyeth 5.50%, 2/01/14	31,396	34,634,560

		256,530,760

Energy–1.8%
Amerada Hess Corp. 7.875%, 10/01/29	3,617	4,333,748
Anadarko Petroleum Corp. 5.95%, 9/15/16	11,498	12,526,738
6.45%, 9/15/36	3,418	3,483,421
Apache Corp. 5.25%, 4/15/13	5,745	6,250,933
Baker Hughes, Inc. 6.50%, 11/15/13	5,135	5,871,508
Canadian Natural Resources Ltd.
5.15%, 2/01/13	3,705	3,977,992
Hess Corp. 8.125%, 2/15/19	2,055	2,504,942
Marathon Oil Corp. 7.50%, 2/15/19	3,915	4,598,575
Nabors Industries, Inc. 9.25%, 1/15/19	11,005	13,688,888
Noble Energy, Inc. 8.25%, 3/01/19	10,575	12,807,425
Valero Energy Corp. 6.125%, 2/01/20	4,363	4,364,104
6.875%, 4/15/12	6,055	6,561,664
Weatherford International Ltd. 5.15%, 3/15/13	4,980	5,291,633
9.625%, 3/01/19	6,865	8,686,744
Williams Cos., Inc. 7.875%, 9/01/21	3,751	4,416,499

		99,364,814

Other Industrial–0.2%
Noble Group Ltd. 6.75%, 1/29/20(a)	12,486	12,907,403

Technology–1.4%
Cisco Systems, Inc. 5.25%, 2/22/11	9,790	10,188,580
Computer Sciences Corp. 5.50%, 3/15/13	7,070	7,594,092
Dell, Inc. 5.625%, 4/15/14	6,420	7,064,664
Electronic Data Systems Corp. Series B 6.00%, 8/01/13	17,112	19,141,740

	Principal Amount (000)	U.S. $ Value

Motorola, Inc. 6.50%, 9/01/25	$6,135	$5,957,576
7.50%, 5/15/25	980	1,009,892
7.625%, 11/15/10	609	631,246
Oracle Corp. 4.95%, 4/15/13	6,064	6,587,760
5.00%, 1/15/11	3,690	3,816,132
5.25%, 1/15/16	10	11,016
Xerox Corp. 8.25%, 5/15/14	11,090	12,876,865

		74,879,563

Transportation–Airlines–0.2%
Southwest Airlines Co. 5.25%, 10/01/14	6,475	6,720,830
5.75%, 12/15/16	4,225	4,321,089

		11,041,919

Transportation–Railroads–0.0%
Canadian Pacific Railway Co. 6.50%, 5/15/18	2,182	2,370,132

Transportation–Services–0.2%
Con-way, Inc. 6.70%, 5/01/34	8,734	7,924,183
Ryder System, Inc. 5.85%, 11/01/16	3,656	3,859,413

		11,783,596

		1,033,783,150

Financial Institutions–10.9%
Banking–6.3%
American Express Co. 7.25%, 5/20/14	7,075	8,017,864
8.125%, 5/20/19	10,845	13,135,453
ANZ National International Ltd. 6.20%, 7/19/13(a)	5,710	6,311,263
Bank of America Corp. 4.75%, 8/15/13	100	103,987
5.375%, 9/11/12	17,630	18,724,541
7.375%, 5/15/14	6,775	7,618,765
Bank of Tokyo-Mitsubishi UFJ Ltd./ New York NY
7.40%, 6/15/11	1,210	1,292,399
Barclays Bank PLC 5.45%, 9/12/12	10,805	11,647,682
8.55%, 6/15/11(a)(b)	6,460	6,492,300
The Bear Stearns Co., Inc. 5.55%, 1/22/17	12,915	13,416,657
5.70%, 11/15/14	13,815	15,044,659
Citigroup, Inc. 5.00%, 9/15/14	7,128	7,117,957
5.30%, 1/07/16	50	50,936
5.50%, 4/11/13	8,995	9,451,775
6.50%, 8/19/13	9,375	10,106,362
8.50%, 5/22/19	11,590	13,527,686

Schedule of Investments—Intermediate Duration Portfolio	3

	Principal Amount (000)	U.S. $ Value

Compass Bank 5.50%, 4/01/20	$14,779	$13,674,654
Countrywide Financial Corp. 5.80%, 6/07/12	1,664	1,768,835
6.25%, 5/15/16	5,826	5,981,508
Countrywide Home Loans, Inc. Series L 4.00%, 3/22/11	5,250	5,397,362
Credit Suisse USA, Inc. 5.50%, 8/15/13	4,036	4,416,010
6.50%, 1/15/12	10	10,873
Deutsche Bank AG/London 5.00%, 10/12/10	5	5,117
Fifth Third Bancorp 6.25%, 5/01/13	10	10,754
The Goldman Sachs Group, Inc. 4.75%, 7/15/13	4,795	5,069,236
6.00%, 5/01/14	6,400	7,007,898
7.50%, 2/15/19	21,925	25,055,868
JP Morgan Chase & Co. 7.875%, 6/15/10	10	10,134
Marshall & Ilsley Bank 5.00%, 1/17/17	10,435	9,092,756
Merrill Lynch & Co., Inc. 6.05%, 5/16/16	3,400	3,466,817
Morgan Stanley 4.75%, 4/01/14	100	102,108
5.625%, 1/09/12	12,045	12,757,654
6.60%, 4/01/12	7,825	8,489,882
6.625%, 4/01/18	11,700	12,478,974
7.25%, 4/01/32	15	17,073
National Australia Bank Ltd. 3.75%, 3/02/15(a)	9,965	10,004,681
National Capital Trust II 5.486%, 3/23/15(a)(b)	3,116	2,842,194
National City Bank of Cleveland Ohio
6.25%, 3/15/11	12,655	13,136,232
Nationwide Building Society 6.25%, 2/25/20(a)	13,470	13,734,416
UFJ Finance Aruba AEC 6.75%, 7/15/13	2,366	2,652,326
Union Bank of California 5.95%, 5/11/16	13,165	13,819,261
Wachovia Corp. 5.50%, 5/01/13	12,850	13,877,576
Wells Fargo & Co. 5.625%, 12/11/17	11,635	12,343,176

		339,283,661

Finance–1.1%
General Electric Capital Corp. 4.80%, 5/01/13	26,460	28,119,836
Series A 4.375%, 11/21/11	6,275	6,560,362
HSBC Finance Corp. 5.00%, 6/30/15	100	104,138
7.00%, 5/15/12	6,575	7,170,235

	Principal Amount (000)	U.S. $ Value

SLM Corp. Series A 5.375%, 1/15/13–5/15/14	$18,515	$17,617,918

		59,572,489

Insurance–3.1%
Aegon NV 4.75%, 6/01/13	1,910	2,009,475
Aetna, Inc. 6.00%, 6/15/16	3,820	4,188,091
Allied World Assurance Co. Holdings Ltd. 7.50%, 8/01/16	3,180	3,442,719
The Allstate Corp. 6.125%, 5/15/37(b)	11,695	11,081,013
Berkshire Hathaway Finance Corp.
4.20%, 12/15/10	5,700	5,834,919
Coventry Health Care, Inc. 5.95%, 3/15/17	2,505	2,390,484
6.125%, 1/15/15	965	960,365
6.30%, 8/15/14	7,810	7,984,889
Genworth Financial, Inc. 6.515%, 5/22/18	12,615	12,427,289
Guardian Life Insurance Co. of America
7.375%, 9/30/39(a)	6,145	6,579,802
Hartford Financial Services Group, Inc. 4.00%, 3/30/15	2,675	2,650,021
5.50%, 3/30/20	7,226	7,116,945
Humana, Inc. 6.30%, 8/01/18	5,180	5,269,889
6.45%, 6/01/16	1,100	1,151,113
7.20%, 6/15/18	2,360	2,551,979
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)	4,025	4,212,988
Lincoln National Corp. 8.75%, 7/01/19	3,069	3,752,687
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)	5,950	7,579,324
MetLife, Inc. 5.00%, 11/24/13–6/15/15	4,225	4,494,809
7.717%, 2/15/19	2,152	2,512,809
10.75%, 8/01/39	4,085	5,265,369
Nationwide Mutual Insurance Co.
9.375%, 8/15/39(a)	10,150	11,565,235
Principal Financial Group, Inc. 7.875%, 5/15/14	8,660	9,799,621
Prudential Financial, Inc. 5.15%, 1/15/13	7,695	8,164,703
6.20%, 1/15/15	1,195	1,304,489
8.875%, 6/15/38	4,975	5,584,437
Series D 7.375%, 6/15/19	900	1,032,109
UnitedHealth Group, Inc. 6.00%, 2/15/18	15,640	16,698,781

4	Sanford C. Bernstein Fund, Inc.—2010 Semi-Annual Report

	Principal Amount (000)	U.S. $ Value

Wellpoint, Inc. 5.875%, 6/15/17	$1,000	$1,073,669
7.00%, 2/15/19	2,465	2,795,275
XL Capital Ltd. 5.25%, 9/15/14	7,525	7,778,894

		169,254,192

REITS–0.4%
Healthcare Realty Trust, Inc.
5.125%, 4/01/14	7,075	6,909,615
Simon Property Group LP 5.625%, 8/15/14	10,887	11,542,876

		18,452,491

		586,562,833

Utility–2.5%
Electric–1.4%
Allegheny Energy Supply Co. LLC
5.75%, 10/15/19(a)	12,000	11,841,708
Ameren Corp. 8.875%, 5/15/14	6,845	7,898,103
FirstEnergy Corp. Series B 6.45%, 11/15/11	1,123	1,191,110
Series C 7.375%, 11/15/31	7,850	8,123,839
MidAmerican Energy Holdings Co.
5.875%, 10/01/12	2,405	2,625,385
Nisource Finance Corp. 6.80%, 1/15/19	13,295	14,453,234
Pacific Gas & Electric Co. 4.80%, 3/01/14	3,290	3,530,325
Progress Energy, Inc. 7.10%, 3/01/11	2,287	2,405,123
The Southern Co. Series A 5.30%, 1/15/12	3,928	4,175,963
SPI Electricity & Gas Australia Holdings Pty Ltd.
6.15%, 11/15/13(a)	5,805	6,305,751
Teco Finance, Inc. 4.00%, 3/15/16	2,915	2,872,514
5.15%, 3/15/20	3,620	3,574,757
Union Electric Co. 6.70%, 2/01/19	1,195	1,321,913
Wisconsin Energy Corp. 6.25%, 5/15/67(b)	5,810	5,519,500

		75,839,225

Natural Gas–0.9%
DCP Midstream LLC 5.35%, 3/15/20(a)	3,019	3,025,122

	Principal Amount (000)	U.S. $ Value

Duke Energy Field Services Corp.
7.875%, 8/16/10	$2,100	$2,154,012
Energy Transfer Partners LP
6.70%, 7/01/18	7,930	8,662,351
7.50%, 7/01/38	8,376	9,380,986
Enterprise Products Operating LLC Series G
5.60%, 10/15/14	3,315	3,588,100
EQT Corp. 8.125%, 6/01/19	1,280	1,520,690
TransCanada Pipelines Ltd. 6.35%, 5/15/67(b)	12,800	12,179,136
Williams Partners Lp 5.25%, 3/15/20(a)	10,213	10,233,814

		50,744,211

Other Utility–0.2%
Veolia Environnement 6.00%, 6/01/18	8,485	9,076,082

		135,659,518

Non Corporate Sectors–1.1%
Agencies–Not Government Guaranteed–1.1%
Gaz Capital SA 6.212%, 11/22/16(a)	24,820	25,564,600
Petrobras International Finance
5.75%, 1/20/20	19,490	19,967,330
TransCapitalInvest Ltd. for OJSC AK Transneft
8.70%, 8/07/18(a)	11,910	14,247,337

		59,779,267

Total Corporates–Investment Grades (cost $1,702,030,246)		1,815,784,768

GOVERNMENTS–TREASURIES–26.5%
United States–26.5%
U.S. Treasury Bonds 3.75%, 11/15/18	105,068	105,864,407
4.50%, 2/15/36	154,430	150,834,715
U.S. Treasury Notes 0.875%, 2/28/11	67,675	67,952,603
1.00%, 7/31/11	99,230	99,741,630
2.25%, 1/31/15	288,111	284,982,106
2.375%, 8/31/14	367,190	368,050,693
2.50%, 3/31/15	58,115	57,951,697
3.375%, 11/15/19	268,865	259,433,753
3.625%, 2/15/20	38,685	38,026,156

Total Governments–Treasuries (cost $1,460,623,064)		1,432,837,760

Schedule of Investments—Intermediate Duration Portfolio	5

	Principal Amount (000)	U.S. $ Value

MORTGAGE PASS-THRU’S–14.4%
Agency Fixed Rate 30-Year–13.0%
Federal Home Loan Mortgage Corp. Gold Series 2005
4.50%, 8/01/35–1/01/36	$36,395	$36,678,358
Series 2007
4.50%, 1/01/37–3/01/37	9,222	9,280,868
5.50%, 7/01/35	12,686	13,472,958
Series 2008
6.50%, 5/01/35	10,674	11,781,418
Federal National Mortgage Association 6.00%, TBA	37,250	39,741,094
Series 2003
5.00%, 11/01/33	26,542	27,539,048
5.50%, 4/01/33–7/01/33	52,582	55,803,943
Series 2004
5.00%, 4/01/34	10	10,505
5.50%, 4/01/34–11/01/34	41,654	44,144,680
6.00%, 9/01/34–10/01/34	21,930	23,660,378
Series 2005
4.50%, 8/01/35–9/01/35	52,351	52,856,885
5.50%, 2/01/35	37,746	40,058,456
6.00%, 4/01/35	7,519	8,158,883
Series 2006
5.00%, 2/01/36	63,208	65,386,096
5.50%, 4/01/36	9,914	10,480,945
6.00%, 10/01/31	22	23,848
Series 2007
4.50%, 9/01/35	35,062	35,509,996
5.00%, 7/01/36	15,746	16,313,318
6.00%, 3/01/37	163	174,419
Series 2008
5.50%, 12/01/35–3/01/37	76,965	81,367,384
6.00%, 3/01/37	88,581	94,796,638
Government National Mortgage Association 5.50%, TBA	20,600	21,787,714
6.00%, TBA	15,275	16,315,609
Series 1996
8.50%, 11/15/26	1	746

		705,344,187

Agency ARMs–1.4%
Federal Home Loan Mortgage Corp. Series 2005
4.76%, 5/01/35(c)	7,913	8,224,846
Series 2006
2.821%, 3/01/34(b)	5,039	5,229,660
Series 2007
5.994%, 2/01/37(c)	8,753	9,132,326
Federal National Mortgage Association Series 2006
5.444%, 2/01/36(b)	9,632	10,156,553
6.137%, 3/01/36(b)	5,775	6,042,271

	Principal Amount (000)	U.S. $ Value

Series 2007
4.728%, 3/01/34(b)	$9,209	$9,576,296
4.885%, 8/01/37(b)	8,332	8,753,426
5.923%, 10/01/37(c)	6,473	6,822,327
Series 2009
3.965%, 5/01/38(c)	9,353	9,736,529

		73,674,234

Total Mortgage Pass-Thru’s (cost $739,978,783)		779,018,421

COMMERCIAL MORTGAGE-BACKED SECURITIES–8.9%
Non-Agency Fixed Rate CMBS–8.8%
Banc of America Commercial Mortgage, Inc. Series 2007-5, Class A4
5.492%, 2/10/51	19,945	18,936,212
Bear Stearns Commercial Mortgage Securities, Inc. Series 2006-PW11, Class A4
5.456%, 3/11/39	15,615	16,178,647
Series 2006-PW12, Class A4
5.719%, 9/11/38	18,895	19,737,008
Series 2007-PW18, Class A4
5.70%, 6/11/50	19,670	18,988,136
Commercial Mortgage Asset Trust Series 1999-C1, Class A3
6.64%, 1/17/32	0	14
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46	9,615	9,404,846
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 5.826%, 6/15/38	26,360	26,606,173
Series 2006-C5, Class A3 5.311%, 12/15/39	13,502	12,743,389
CS First Boston Mortgage Securities Corp. Series 2004-C1, Class A4 4.75%, 1/15/37	4,400	4,514,967
Series 2005-C1, Class A4 5.014%, 2/15/38	13,795	14,095,234
Greenwich Capital Commercial Funding Corp. Series 2005-GG3, Class A4 4.799%, 8/10/42	6,045	6,007,647
Series 2007-GG11, Class A4 5.736%, 12/10/49	3,484	3,386,630
Series 2007-GG9, Class A4 5.444%, 3/10/39	16,775	16,313,661
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP3, Class A4B
4.996%, 8/15/42	35	32,157

6	Sanford C. Bernstein Fund, Inc.—2010 Semi-Annual Report

	Principal Amount (000)	U.S. $ Value

Series 2006-CB14, Class A4 5.481%, 12/12/44(b)	$6,750	$6,863,480
Series 2006-CB15, Class A4 5.814%, 6/12/43	24,985	25,777,682
Series 2006-CB16, Class A4 5.552%, 5/12/45	21,000	21,340,034
Series 2006-CB17, Class A4 5.429%, 12/12/43	18,215	18,287,038
Series 2007-C1, Class A4 5.716%, 2/15/51	26,625	25,157,095
Series 2007-LD11, Class A4 5.818%, 6/15/49	20,725	19,873,155
LB-UBS Commercial Mortgage Trust
Series 2004-C2, Class A4 4.367%, 3/15/36	35	35,225
Series 2006-C6, Class A4 5.372%, 9/15/39	22,610	23,002,100
Series 2006-C7, Class A3 5.347%, 11/15/38	17,955	18,021,076
Series 2007-C1, Class A4 5.424%, 2/15/40	17,435	16,888,899
Merrill Lynch/Countrywide Commercial Mortgage Trust
Series 2006-2, Class A4 5.908%, 6/12/46	11,735	12,336,010
Morgan Stanley Capital I Series 2005-HQ5, Class A4 5.168%, 1/14/42	16,915	17,676,757
Series 2007-T27, Class A4 5.649%, 6/11/42	30,420	31,456,902
Wachovia Bank Commercial Mortgage Trust
Series 2006-C27, Class A3 5.765%, 7/15/45	26,240	26,745,390
Series 2007-C31, Class A4 5.509%, 4/15/47	26,665	24,119,930
Series 2007-C32, Class A3 5.74%, 6/15/49	23,420	21,984,396

		476,509,890

Non-Agency Floating Rate CMBS–0.1%
GS Mortgage Securities Corp. II Series 2007-EOP, Class E 0.67%, 3/06/20(a)(c)	5,835	5,022,230

Total Commercial Mortgage-Backed Securities
(cost $477,275,806)		481,532,120

CORPORATES–NON-INVESTMENT GRADES–3.8%
Industrial–2.1%
Basic–0.4%
Ineos Group Holdings PLC 8.50%, 2/15/16(a)	3,550	2,928,750

	Principal Amount (000)	U.S. $ Value

Steel Capital SA for OAO Severstal
9.75%, 7/29/13(a)	$5,025	$5,533,781
United States Steel Corp. 6.05%, 6/01/17	13,580	13,070,750
Westvaco Corp. 8.20%, 1/15/30	1,700	1,868,756

		23,402,037

Capital Goods–0.6%
Case New Holland, Inc. 7.125%, 3/01/14	2,315	2,343,937
Masco Corp. 6.125%, 10/03/16	15,760	15,715,352
Mohawk Industries, Inc. 6.875%, 1/15/16	10,190	10,521,175
Textron Financial Corp. 4.60%, 5/03/10	887	886,940
5.40%, 4/28/13	1,730	1,777,542

		31,244,946

Communications–Media–0.2%
Cablevision Systems Corp. Series B 8.00%, 4/15/12	3,675	3,927,656
Clear Channel Communications, Inc.
5.50%, 9/15/14	8,805	5,591,175
Univision Communications, Inc. 12.00%, 7/01/14(a)	1,078	1,180,410

		10,699,241

Communications–Telecommunications–0.2%
Cricket Communications, Inc. 7.75%, 5/15/16	2,085	2,163,187
Qwest Communications International, Inc.
7.50%, 2/15/14 Series B 7.50%, 2/15/14	2,175 1,115	2,213,062 1,134,513
Windstream Corp. 7.875%, 11/01/17	3,380	3,329,300

		8,840,062

Consumer Cyclical–Automotive–0.1%
Goodyear Tire & Rubber Co./The
9.00%, 7/01/15	4,675	4,826,938

Consumer Cyclical–Other–0.2%
Starwood Hotels & Resorts Worldwide, Inc.
7.875%, 5/01/12	12,363	13,382,947
Wyndham Worldwide Corp. 6.00%, 12/01/16	20	19,813

		13,402,760

Consumer Cyclical–Retailers–0.0%
Limited Brands, Inc. 6.90%, 7/15/17	1,724	1,758,480

Schedule of Investments—Intermediate Duration Portfolio	7

	Principal Amount (000)		U.S. $ Value

Consumer Non-Cyclical–0.2%
Bausch & Lomb, Inc. 9.875%, 11/01/15		$4,150	$4,388,625
HCA, Inc. 8.50%, 4/15/19 (a)		5,820	6,260,138

			10,648,763

Energy–0.1%
Tesoro Corp. 6.50%, 6/01/17		5,470	5,032,400

Transportation–Airlines–0.1%
UAL Pass Through Trust Series 071A 6.636%, 7/02/22		5,004	4,628,301

			114,483,928

Financial Institutions–1.2%
Banking–0.8%
ABN Amro Bank NV 4.31%, 3/10/16(b)	EUR	2,695	2,457,002
BankAmerica Capital II
Series 2 8.00%, 12/15/26		$5,954	5,983,770
Commerzbank Capital Funding Trust I
5.012%, 4/12/16(b)	EUR	550	440,143
Dexia Credit Local 4.30%, 11/18/15(b)(d)		300	226,909
LBG Capital No.1 PLC 8.00%, 6/15/20(a)		$15,720	13,597,800
RBS Capital Trust III 5.512%, 9/30/14(b)		10,580	6,321,550
Regions Financial Corp. 6.375%, 5/15/12		5,820	5,837,961
Union Planters Corp. 7.75%, 3/01/11		8,554	8,689,624

			43,554,759

Brokerage–0.1%
Lehman Brothers Holdings, Inc. 6.20%, 9/26/14(d)		5,118	1,189,935
7.875%, 11/01/09(d)		10,672	2,481,240
Series G 4.80%, 3/13/14(d)		3,322	772,365

			4,443,540

Finance–0.0%
International Lease Finance Corp. 5.65%, 6/01/14		1,599	1,481,966

Insurance–0.3%
ING Capital Funding Trust III 8.439%, 12/31/10(b)		6,938	6,556,410
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)		6,060	5,363,100

	Principal Amount (000)	U.S. $ Value

XL Capital Ltd. Series E 6.50%, 4/15/17(b)	$7,055	$5,996,750

		17,916,260

		67,396,525

Utility–0.5%
Electric–0.5%
The AES Corp. 7.75%, 3/01/14–10/15/15	4,725	4,822,038
CMS Energy Corp. 8.75%, 6/15/19	3,400	3,838,906
Dynegy Holdings, Inc. 8.375%, 5/01/16	5,370	4,457,100
Edison Mission Energy 7.00%, 5/15/17	3,955	2,758,612
NRG Energy, Inc. 7.25%, 2/01/14	5,035	5,072,762
7.375%, 2/01/16	2,985	2,962,613
RRI Energy, Inc. 7.625%, 6/15/14	2,665	2,491,775

		26,403,806

Total Corporates–Non-Investment Grades (cost $208,915,333)		208,284,259

CMOS–2.8%
Agency Floating Rate–1.9%
Fannie Mae REMICS Series 2004-92, Class FD
0.60%, 5/25/34(c)	17,904	17,807,185
Series 2005-83, Class KT
0.546%, 10/25/35(c)	18,715	18,486,173
Series 2006-42, Class JF
0.76%, 6/25/36(c)	15,870	15,864,464
Series 2006-83, Class FH
0.69%, 9/25/36(c)	9,404	9,376,672
Freddie Mac REMICS
Series 2920, Class F
0.53%, 1/15/35(c)	16,633	16,545,559
Series 3001, Class HN
0.53%, 5/15/35(c)	16,219	16,088,098
Series 3065, Class EF
0.60%, 11/15/35(c)	8,348	8,298,150

		102,466,301

Non-Agency ARMs–0.7%
Bear Stearns Alt-A Trust Series 2006-1, Class 22A1
5.13%, 2/25/36(b)	7,892	4,403,847
Series 2006-3, Class 22A1
5.796%, 5/25/36(b)	5,190	2,386,762
Series 2007-1, Class 21A1
5.516%, 1/25/47(b)	24,316	13,417,993

8	Sanford C. Bernstein Fund, Inc.—2010 Semi-Annual Report

	Principal Amount (000)	U.S. $ Value

Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4
5.137%, 5/25/35(b)	$11,682	$10,230,795
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1
5.844%, 5/25/36(b)	6,937	4,130,901
Merrill Lynch Mortgage Investors, Inc. Series 2005-A9, Class 2A1A
5.129%, 12/25/35(b)	5,170	4,732,453

		39,302,751

Non-Agency Floating Rate–0.1%
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1
1.463%, 12/25/35(c)	4,903	2,700,562
Structured Asset Mortgage Investment, Inc.
Series 2004-AR5, Class 1A1 0.57%, 10/19/34(c)	4,202	3,548,064

		6,248,626

Agency Fixed Rate–0.1%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.52%, 5/28/35	1,605	1,484,478

Total CMOs (cost $173,978,347)		149,502,156

BANK LOANS–1.8%
Industrial–1.5%
Basic–0.2%
Hexion Specialty Chemicals, Inc.
4.06%, 5/05/15(c)	475	445,789
Ineos US Finance LLC 7.50%, 12/16/13(c) 8.00%, 12/16/14(c)	1,064 1,064	1,041,309 1,046,629
John Maneely Co. 3.50%, 12/09/13(c)	2,822	2,677,306
Lyondell Chemical Company (New Money Dip) 13.00%, 6/03/10(e)	562	581,171
Lyondell Chemical Company (New Roll-Up Dip) 5.80%-6.56%, 6/03/10(c)	560	595,013
Univar, Inc. 3.25%, 10/10/14(c)	1,893	1,819,314

		8,206,531

Capital Goods–0.1%
Champion OPCO, LLC 7.50%, 12/31/13(c)	1,047	858,766
Hawker Beechcraft Acquisition Co. LLC
2.25%-2.29%, 3/26/14(c)	605	505,606
2.29%, 3/26/14(c)	36	30,072

	Principal Amount (000)	U.S. $ Value

Manitowoc Co., Inc. 7.50%, 11/06/14(c)	$694	$694,934
Ravago Holding America, Inc. 3.06%, 1/30/14(c)	1,685	1,575,475
Sequa Corp. 3.48%-3.89%, 12/03/14(c)	1,192	1,107,740
Tegrant Corp. (SCA Packaging) 5.80%, 3/08/15(c)	591	413,952

		5,186,545

Communications–Media–0.1%
Cengage Learning Acquisitions, Inc. (Thomson Learning)
2.79%, 7/03/14(c)	1,346	1,185,892
Charter Communications Operating LLC
2.23%-4.25%, 3/06/14(c)	1,438	1,386,178
Clear Channel Communications, Inc.
3.90%, 1/29/16(c)	847	684,784
SuperMedia, Inc (fka Idearc Inc) 11.00%, 12/31/15(c)	720	677,498
Univision Communications, Inc. 2.54%, 9/29/14(c)	2,500	2,225,100

		6,159,452

Communications–Telecommunications–0.0%
Level 3 Financing, Inc. 2.50%, 3/13/14(c)	588	546,220

Consumer Cyclical–Automotive–0.1%
Ford Motor Co. 3.23%-3.26%, 12/15/13(c)	2,844	2,748,890

Consumer Cyclical–Entertainment–0.0%
Metro-Goldwyn-Mayer Inc. 8.61%, 4/09/12(c)(d)	1,945	930,507

Consumer Cyclical–Other–0.2%
Hanesbrands, Inc. 5.25%, 12/10/15(c)	299	302,410
Harrah’s Operating Co., Inc. 3.25%-3.29%, 1/28/15(c)	1,741	1,496,004
Las Vegas Sands LLC 2.05%, 5/23/14(c)	2,480	2,265,174
November 2005 Land Investors, LLC (North Las Vegas Consortium)
5.25%, 4/30/10(c)(f)	1,036	5,178
5.75%, 3/31/10(c)	2,022	374,127
On Assignment, Inc. 6.75%, 1/31/13(c)	806	789,871
Veyance Technologies, Inc. 2.74%, 7/31/14(c)	2,438	2,150,271
VML US Finance LLC 4.80%, 5/27/13(c)	624	604,531

		7,987,566

Schedule of Investments—Intermediate Duration Portfolio	9

	Principal Amount (000)	U.S. $ Value

Consumer Cyclical–Retailers–0.1%
Burlington Coat Factory Warehouse Corp.
2.49%-2.51%, 5/28/13(c)	$567	$542,035
Mattress Holding Corp. 2.50%-2.69%, 1/18/14(c)	486	401,182
Michaels Stores, Inc. 2.50%-2.56%, 10/31/13(c)	201	191,071
4.75%-4.81%, 7/31/16(c)	271	263,034
Neiman Marcus Group, Inc. 2.23%-2.25%, 4/06/13(c)	3,680	3,482,614
Targus Group International 10.25%, 11/22/12(c)(f)	2,680	2,101,449

		6,981,385

Consumer Non-Cyclical–0.1%
Fenwal, Inc. 2.50%, 2/28/14(c)	2,166	1,884,297
Harlan Laboratories, Inc. (fka Harlan Sprague Dawley, Inc.)
3.74%-3.75%, 7/11/14(c)	2,224	2,029,794

		3,914,091

Energy–0.1%
Ashmore Energy International 3.25%, 3/30/12(c)	210	194,250
3.29%, 3/30/14(c)	1,579	1,460,868
Dalbo, Inc. 7.00%, 8/27/12(c)	1,989	1,477,116
Infrastrux Group, Inc. 8.00%, 11/03/12(c)(f)	3,338	3,321,535

		6,453,769

Other Industrial–0.0%
Education Management LLC 2.06%, 6/03/13(c)	1,781	1,723,441
Swift Transportation Co., Inc. 8.25%, 5/12/14(c)	840	802,778

		2,526,219

Services–0.2%
Collins & Aikman Floorcoverings, Inc. (Tandus)
2.75%, 5/08/14(c)	1,880	1,677,481
Koosharem Corp. 8.26%, 6/30/14(c)	1,949	1,466,572
Sabre, Inc. 2.25%, 9/30/14(c)	5,025	4,678,452
Travelport LLC 2.79%, 8/23/13(c)	2,803	2,718,111
West Corp. 2.62%-2.625%, 10/24/13(c)	2,673	2,592,886

		13,133,502

	Principal Amount (000)	U.S. $ Value

Technology–0.3%
Avaya, Inc. 3.00%, 10/24/14(c)	$992	$884,283
Dealer Computer Services, Inc. 2.25%, 10/26/12(c)	2,169	2,113,331
5.75%, 10/26/13(c)	3,500	3,307,500
Dresser, Inc. 2.50%, 5/04/14(c)	1,426	1,368,871
First Data Corp. 3.00%-3.04%, 9/24/14(c)	2,672	2,364,034
Freescale Semiconductor, Inc. 4.48%, 12/01/16(c)	1,022	958,569
IPC Systems, Inc. 2.50%-2.54%, 6/02/14(c)	911	819,675
5.54%, 6/01/15(c)	2,000	1,652,000
Sitel, LLC (ClientLogic) 5.75%, 1/30/14(c)	2,893	2,842,662
Sungard Data Systems, Inc. 1.98%, 2/28/14(c)	74	71,412

		16,382,337

Transportation–Airlines–0.0%
Delta Air Lines, Inc. 3.50%, 4/30/14(c)	1,486	1,356,097

Transportation–Services–0.0%
Oshkosh Truck Corp. 6.25%-6.26%, 12/06/13(c)	1,198	1,200,496

		83,713,607

UTILITY–0.2%
Electric–0.2%
FirstLight Power Resources, Inc.
2.81%, 11/01/13(c)	629	587,521
4.81%, 5/01/14(c)	3,800	3,401,000
GBGH, LLC (US Energy) 4.00%, 6/09/13(c)(g)(h)	1,322	669,854
12.00%, 6/09/14(c)(f)(g)(h)	436	0
Texas Competitive Electric Holdings Co. LLC
3.73%-3.79%, 10/10/14(c)	4,402	3,592,055

		8,250,430

FINANCIAL INSTITUTIONS–0.1%
Finance–0.1%
CIT Group, Inc. 13.00%, 1/20/12(c)	2,534	2,622,147
International Lease Finance Corp. (Delos Aircraft, Inc.)
6.75%, 3/17/15(c)	773	793,046
7.00%, 3/17/16(c)	567	574,293

10	Sanford C. Bernstein Fund, Inc.—2010 Semi-Annual Report

	Principal Amount (000)	U.S. $ Value

Peach Holding, Inc. 6.25%, 11/21/13(c)	$862	$646,693

		4,636,179

Other Finance–0.0%
Grosvenor Capital Management Holdings, LLP 2.25%, 12/05/13(c)	876	788,264

REITS–0.0%
Capital Automotive L.P. 2.73%, 12/14/12(c)	821	774,688

		6,199,131

Total Bank Loans (cost $103,831,861)		98,163,168

GOVERNMENTS–SOVEREIGN BONDS–1.6%
Brazil–0.3%
Republic of Brazil
8.25%, 1/20/34	13,760	17,544,000

Croatia–0.3%
Republic of Croatia
6.75%, 11/05/19(a)	12,755	14,036,099

Lithuania–0.3%
Republic of Lithuania
6.75%, 1/15/15(a)	12,560	13,710,345

Peru–0.5%
Republic of Peru
8.375%, 5/03/16	6,815	8,290,448
9.875%, 2/06/15	14,380	18,190,700

		26,481,148

Poland–0.0%
Poland Government International Bond
6.375%, 7/15/19	1,820	1,996,540

Russia–0.2%
Russian Federation
7.50%, 3/31/30(a)	10,148	11,696,124

Total Governments–Sovereign Bonds (cost $73,722,374)		85,464,256

GOVERNMENTS–SOVEREIGN AGENCIES–1.2%
United Kingdom–1.2%
The Royal Bank of Scotland PLC
1.45%, 10/20/11(a)	39,977	40,150,820
2.625%, 5/11/12(a)	23,310	23,798,718

Total Governments–Sovereign Agencies (cost $63,260,605)		63,949,538

	Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES–1.0%
Home Equity Loans–Floating Rate–0.4%
Bear Stearns Asset Backed Securities, Inc.
Series 2007-HE3, Class M1
0.70%, 4/25/37(c)	$10,375	$199,594
Home Equity Loan Trust Series 2007-FRE1, Class 2AV2
0.41%, 4/25/37(c)	15,685	7,239,708
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-1, Class A2A 0.37%, 4/25/37(c)	2,068	2,003,836
Morgan Stanley Mortgage Loan Trust Series 2006-17XS, Class A1
0.37%, 10/25/46(c)	2,381	1,886,174
Morgan Stanley Structured Trust Series 2007-1, Class A2
0.44%, 6/25/37(c)	9,105	4,764,672
Option One Mortgage Loan Trust Series 2006-3, Class M1
0.476%, 2/25/37(c)	6,080	32,315
Residential Asset Securities Corp. Series 2003-KS3, Class A2
0.85%, 5/25/33(c)	251	142,532
Soundview Home Equity Loan Trust Series 2007-OPT3, Class 2A2
0.38%, 8/25/37(c)	9,200	4,817,392

		24,364,839

Credit Cards–Fixed Rate–0.3%
Citibank Credit Card Issuance Trust Series 2009-A5, Class A5
2.25%, 12/23/14	15,900	16,020,166

Credit Cards–Floating Rate–0.1%
Discover Card Master Trust Series 2010-A1, Class A1 0.88%, 9/15/15(c)	5,823	5,823,685

Home Equity Loans–Fixed Rate–0.1%
Asset Backed Funding Certificates Series 2003-WF1, Class A2
1.354%, 12/25/32	2,618	1,997,898
Citifinancial Mortgage Securities, Inc.
Series 2003-1, Class AFPT
3.36%, 1/25/33	2,303	1,993,103

		3,991,001

Other ABS–Fixed Rate–0.1%
DB Master Finance, LLC Series 2006-1, Class A2 5.779%, 6/20/31(a)	3,700	3,600,349

Other ABS–Floating Rate–0.0%
Petra CRE CDO Ltd. Series 2007-1A, Class C 1.346%, 2/25/47(c)(i)	7,100	35,500

Schedule of Investments—Intermediate Duration Portfolio	11

	Principal Amount (000)	U.S. $ Value

SLM Student Loan Trust Series 2003-C, Class A1 0.36%, 9/15/16(c)	$574	$570,700

		606,200

Total Asset-Backed Securities (cost $96,594,172)		54,406,240

INFLATION-LINKED SECURITIES–1.0%
United States–1.0%
U.S. Treasury Inflation Index 3.00%, 7/15/12 (TIPS) (cost $50,962,226)	48,851	52,622,131

QUASI-SOVEREIGNS–0.7%
Quasi-Sovereign Bonds–0.7%
Malaysia–0.2%
Petronas Capital Ltd. 5.25%, 8/12/19(a)	12,990	13,168,275

Russia–0.5%
RSHB Capital SA for OJSC Russian Agricultural Bank 7.75%, 5/29/18(a)	22,651	25,369,120

Total Quasi-Sovereigns (cost $35,784,810)		38,537,395

LOCAL GOVERNMENTS–MUNICIPAL BONDS–0.2%
United States–0.2%
California ST 7.625%, 3/01/40(j) (cost $13,161,656)	12,890	13,420,681

AGENCIES–0.2%
Agency Debentures–0.2%
Federal National Mortgage Association 6.25%, 5/15/29 (cost $11,363,428)	9,685	10,942,336

	Shares

PREFERRED STOCKS–0.1%
Financial Institutions–0.1%
Finance–0.1%
Citigroup Capital XII 8.50%	210,000	5,390,700

	Shares	U.S. $ Value

Non Corporate Sectors–0.0%
Agencies–Government Sponsored–0.0%
Federal Home Loan Mortgage Corp. Series Z
8.375%(b)	185,725	$235,871
Federal National Mortgage Association 8.25%(b)	280,300	355,981

		591,852

Total Preferred Stocks (cost $16,900,625)		5,982,552

Principal Amount (000)
EMERGING MARKETS–CORPORATE BONDS–0.1%
Industrial–0.1%
Energy–0.1%
Ecopetrol SA 7.625%, 7/23/19 (cost $3,949,490)	$3,963	4,398,930

	Shares
COMMON STOCK–0.0%
Champion Holdco, LLC(k) (cost $81,904)	158,657	81,904

WARRANTS–0.0%
Champion Holdco, LLC, expiring 1/27/15(k)	57,788	0
GBGH, LLC, expiring 6/09/19(k)	2,384	0

Total Warrants (cost $0)		0

Principal Amount (000)

SHORT-TERM INVESTMENTS–4.6%
Time Deposit–2.9%
State Street Time Deposit 0.01%, 4/01/10	$157,387	157,387,378

Treasury Bills–1.7%
U.S. Treasury Bills Zero Coupon, 4/01/10	90,000	90,000,000

Total Short-Term Investments (cost $247,387,378)		247,387,378

Total Investments–102.5% (cost $5,485,710,011)		5,542,315,993

Other assets less liabilities–(2.5)%		(133,247,495)

Net Assets–100.0%		$5,409,068,498

12	Sanford C. Bernstein Fund, Inc.—2010 Semi-Annual Report

FUTURES CONTRACTS (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2010	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Bond 30 Yr Futures	380	June 2010	$43,663,999	$44,127,500	$463,501

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Euro settling 6/16/10	28	$37,840	$38,158	$318
Euro settling 6/16/10	86,374	116,308,506	116,666,135	357,629
New Zealand Dollar settling 5/25/10	15,954	11,139,940	11,296,260	156,320
Sale Contracts:
Euro settling 6/16/10	89,115	120,425,871	120,368,345	57,526
New Zealand Dollar settling 5/25/10	15,954	11,194,343	11,296,260	(101,917)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2010, the aggregate market value of these securities amounted to $413,208,281 or 7.6% of net assets.
(b)	Variable rate coupon, rate shown as of March 31, 2010.
(c)	Floating Rate Security. Stated interest rate was in effect at March 31, 2010.
(d)	Security is in default and is non-income producing.
(e)	This position represents unfunded or partially unfunded loan commitments. Investments in unfunded loan commitments obligate the Fund to fund these commitments at the borrower's discretion. At period end, the market value and unrealized gain/(loss) of these unfunded loan commitments amounted to $193,664 and $6,488, respectively. The coupon rate will be determined at the time of funding and will be based upon the London-Interbank Offered Rate ("LIBOR") plus a premium which was determined at the time of purchase.
(f)	Pay-In-Kind Payments (PIK).
(g)	Illiquid security.
(h)	Fair valued.
(i)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.0% of net assets as of March 31, 2010, is considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Petra CRE CDO Ltd.
Series 2007-1A, Class C 1.346%, 2/25/47	5/25/2007	$6,937,279	$35,500	0.0%

(j)	When-Issued or delayed delivery security.
(k)	Non-income producing security.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of March 31, 2010, the fund's total exposure to subprime investments was 1.09% of net assets. These investments are valued in accordance with the fund's Valuation Policies (see Note 1.A for additional details).

Currency Abbreviations:

EUR—Euro Dollar

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CDO—Collateralized Debt Obligation

CMBS—Commercial Mortgage-Backed Securities

CMOs—Collateralized Mortgage Obligations

LP—Limited Partnership

OJSC—Open Joint Stock Company

REIT—Real Estate Investment Trust

REMIC—Real Estate Mortgage Investment Conduit

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

Schedule of Investments—Intermediate Duration Portfolio	13

Sanford C. Bernstein Fund, Inc. Schedule of Investments Short Duration Plus Portfolio March 31, 2010 (unaudited)

Principal Amount (000)		U.S. $ Value

GOVERNMENTS–TREASURIES–34.3%
United States–34.3%
U.S. Treasury Notes
0.75%, 11/30/11	$31,507	$31,463,930
1.375%, 9/15/12	71,000	71,155,348
1.75%, 8/15/12	64,000	64,785,024
4.00%, 11/15/12	24,382	26,058,263

Total Governments–Treasuries (cost $193,001,052)		193,462,565

CORPORATES–INVESTMENT GRADES–21.3%
Industrial–13.7%
Basic–0.7%
Ei Du Pont De Nemours & Co.
3.25%, 1/15/15	2,168	2,181,197
Praxair, Inc.
3.25%, 9/15/15	1,623	1,627,401

		3,808,598

Capital Goods–1.2%
Boeing Capital Corp.
3.25%, 10/27/14	2,762	2,787,626
General Dynamics Corp.
1.80%, 7/15/11	2,592	2,617,357
John Deere Capital Corp.
5.25%, 10/01/12	1,355	1,471,113

		6,876,096

Communications–Telecommunications–1.1%
AT&T, Inc.
4.85%, 2/15/14	2,000	2,147,376
New Cingular Wireless Services, Inc.
8.125%, 5/01/12	2,400	2,708,321
Verizon Global Funding Corp.
7.375%, 9/01/12	999	1,131,292

		5,986,989

Consumer Cyclical–Automotive–0.9%
American Honda Finance Corp.
2.375%, 3/18/13(a)	2,859	2,857,879
Daimler Finance North America LLC
8.00%, 6/15/10	2,115	2,142,929

		5,000,808

Consumer Cyclical–Entertainment–0.3%
The Walt Disney Co.
4.50%, 12/15/13	1,750	1,884,622

Consumer Cyclical–Restaurants–0.3%
McDonald’s Corp.
4.30%, 3/01/13	1,717	1,829,156

Principal Amount (000)		U.S. $ Value

Consumer Cyclical–Retailers–0.6%
Costco Wholesale Corp.
5.30%, 3/15/12	$1,275	$1,369,647
Wal-Mart Stores, Inc.
4.55%, 5/01/13	1,700	1,827,893

		3,197,540

Consumer Non-Cyclical—4.7%
Abbott Laboratories
5.15%, 11/30/12	1,265	1,383,398
Amgen, Inc.
4.85%, 11/18/14	1,285	1,394,821
Avon Products, Inc.
5.625%, 3/01/14	1,040	1,140,337
Baxter FinCo BV
4.75%, 10/15/10	1,690	1,729,311
Baxter International, Inc.
1.80%, 3/15/13	940	938,008
Bottling Group LLC
5.00%, 11/15/13	1,693	1,822,865
6.95%, 3/15/14	1,600	1,852,334
Campbell Soup Co.
6.75%, 2/15/11	1,680	1,770,801
Coca-Cola Enterprises, Inc.
4.25%, 3/01/15	1,775	1,878,740
Colgate-Palmolive Co.
Series F
3.15%, 8/05/15	496	500,876
Diageo Finance BV
3.25%, 1/15/15	2,797	2,807,875
Genentech, Inc.
4.40%, 7/15/10	830	839,322
Merck & Co., Inc.
4.00%, 6/30/15	1,327	1,389,837
Pepsico, Inc.
4.65%, 2/15/13	1,305	1,407,714
Pfizer, Inc.
4.45%, 3/15/12	2,850	3,020,977
Procter & Gamble Co.
3.15%, 9/01/15	2,795	2,838,370

		26,715,586

Energy–2.4%
Apache Corp.
5.25%, 4/15/13	1,400	1,523,291
Chevron Corp.
3.95%, 3/03/14	1,770	1,848,498
ConocoPhillips
4.75%, 2/01/14	1,755	1,887,195
Shell International Finance BV
3.25%, 9/22/15	2,757	2,770,708
Statoil ASA
2.90%, 10/15/14	2,773	2,772,986
Total Capital SA
3.125%, 10/02/15	2,802	2,783,120

		13,585,798

14	Sanford C. Bernstein Fund, Inc.—2010 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Technology–1.5%
Cisco Systems, Inc.
2.90%, 11/17/14	$842	$852,536
5.25%, 2/22/11	920	957,456
Dell, Inc.
3.375%, 6/15/12	990	1,028,814
Hewlett-Packard Co.
2.95%, 8/15/12	645	666,157
International Business Machine
2.10%, 5/06/13	2,816	2,835,673
Oracle Corp.
3.75%, 7/08/14	1,921	2,004,663

		8,345,299

		77,230,492

Financial Institutions–6.9%
Banking–5.0%
Bank of America Corp.
4.50%, 8/01/10	1,850	1,872,241
The Bank of New York Mellon Corp.
4.30%, 5/15/14	860	905,317
BB&T Corp.
3.375%, 9/25/13	1,640	1,673,869
Citigroup, Inc.
6.375%, 8/12/14	1,341	1,432,594
The Goldman Sachs Group, Inc.
3.625%, 8/01/12	1,235	1,278,959
4.75%, 7/15/13	1,332	1,408,180
JP Morgan Chase & Co.
7.875%, 6/15/10	2,035	2,062,196
Morgan Stanley 6.00%, 5/13/14	1,350	1,458,185
6.75%, 4/15/11	635	670,336
PNC Funding Corp. 4.25%, 9/21/15	2,695	2,776,020
Royal Bank of Canada 5.65%, 7/20/11	2,155	2,291,498
State Street Corp. 4.30%, 5/30/14	1,415	1,497,569
UnionBanCal Corp. 5.25%, 12/16/13	1,530	1,637,307
US Bancorp 4.20%, 5/15/14	1,815	1,904,283
Wells Fargo & Co. Series I 3.75%, 10/01/14	2,748	2,781,286
Westpac Banking Corp. 4.20%, 2/27/15	2,672	2,750,490

		28,400,330

Finance–0.6%
HSBC Finance Corp. 4.75%, 4/15/10	2,130	2,132,049
8.00%, 7/15/10	1,370	1,397,114

		3,529,163

Principal Amount (000)		U.S. $ Value

Insurance–1.1%
Berkshire Hathaway, Inc. 3.20%, 2/11/15	$2,806	$2,829,952
Met Life Global Funding I 2.875%, 9/17/12(a)	3,500	3,557,743

		6,387,695

Other Finance–0.2%
ORIX Corp. 5.48%, 11/22/11	920	952,471

		39,269,659

Utility–0.7%
Electric–0.7%
National Rural Utilities Cooperative Finance Corp. 3.875%, 9/16/15	2,695	2,750,024
The Southern Co. 4.15%, 5/15/14	947	988,403

		3,738,427

Total Corporates—Investment Grades (cost $117,571,431)		120,238,578

ASSET-BACKED SECURITIES–15.7%
Autos–Fixed Rate–6.4%
Bank of America Auto Trust Series 2009-1A, Class A3 2.67%, 7/15/13(a)	3,940	4,020,807
Series 2009-2A, Class A4 3.03%, 10/15/16(a)	3,755	3,860,576
Series 2009-3A, Class A4 2.67%, 12/15/16(a)	5,680	5,766,936
Chrysler Financial Auto Securitization Trust Series 2009-A, Class A3 2.82%, 1/15/16	2,917	2,966,118
Ford Credit Auto Owner Trust Series 2009-D, Class A4 2.98%, 8/15/14	3,425	3,515,299
Honda Auto Receivables Owner Trust Series 2009-3, Class A3 2.31%, 5/15/13	1,550	1,574,997
Hyundai Auto Receivables Trust Series 2009-A, Class A4 3.15%, 3/15/16	3,932	4,008,110
Nissan Auto Lease Trust Series 2009-A, Class A4 3.51%, 11/17/14	2,900	2,988,680
Series 2009-B, Class A3 2.07%, 1/15/15	2,500	2,530,934
Series 2009-B, Class A4 2.65%, 1/15/15	4,755	4,855,037

		36,087,494

Schedule of Investments—Short Duration Plus Portfolio	15

Principal Amount (000)		U.S. $ Value

Credit Cards–Floating Rate–2.8%
Chase Issuance Trust Series 2007-A1, Class A1 0.25%, 3/15/13(b)	$2,405	$2,401,697
Series 2009-A2, Class A2 1.78%, 4/15/14(b)	6,000	6,147,202
Citibank Omni Master Trust Series 2009-A8, Class A8 2.33%, 5/16/16(a)(b)	3,855	3,898,511
Discover Card Master Trust Series 2010-A1, Class A1 0.88%, 9/15/15(b)	3,271	3,271,385

		15,718,795

Other ABS–Floating Rate–1.8%
Freddie Mac REMICS Series 2976, Class DF 0.53%, 10/15/34(b)	10,040	9,959,812
Petra CRE CDO Ltd. Series 2007-1A, Class C 1.346%, 2/25/47(b)(c)	635	3,175

		9,962,987

Autos–Floating Rate–1.3%
GE Dealer Floorplan Master Note Trust Series 2006-2, Class A 0.31%, 4/20/13(b)	3,000	2,986,441
Wheels SPV LLC Series 2009-1, Class A 1.78%, 3/15/18(a)(b)	4,447	4,454,409

		7,440,850

Home Equity Loans–Fixed Rate–1.2%
American General Mortgage Loan Trust Series 2003-1, Class A3 4.03%, 4/25/33	1,288	1,149,139
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33	911	788,421
Countrywide Asset-Backed Certificates Series 2007-S1, Class A3 5.81%, 11/25/36	1,015	456,840
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB3, Class AF1 2.879%, 12/25/32	933	703,234
Series 2005-CB4, Class AF2 4.751%, 8/25/35	1,184	1,146,000
Series 2005-RP2, Class AF2 5.75%, 9/25/35(a)	415	402,619
Series 2007-CB4, Class A2A 5.844%, 4/25/37	505	487,774
Flagstar Home Equity Loan Trust Series 2007-1A, Class AF2 5.765%, 1/25/35(a)	1,132	1,033,333
Home Equity Mortgage Trust Series 2006-5, Class A1 5.50%, 1/25/37	1,058	121,959

Principal Amount (000)		U.S. $ Value

Nationstar NIM Trust Series 2007-A, Class A 9.97%, 3/25/37(c)(d)	$13	$0
Structured Asset Securities Corp. Series 2007-RM1, Class AIO 5.00%, 5/25/47(a)(e)	3,194	503,303

		6,792,622

Other ABS–Fixed Rate–1.1%
John Deere Owner Trust Series 2009-A, Class A3
2.59%, 10/15/13	2,275	2,307,895
Series 2009-A, Class A4 3.96%, 5/16/16	1,600	1,683,516
Nissan Auto Lease Trust Series 2009-A, Class A3 2.92%, 12/15/11	2,500	2,544,762

		6,536,173

Credit Cards–Fixed Rate–0.8%
Citibank Credit Card Issuance Trust
Series 2009-A5, Class A5 2.25%, 12/23/14	4,280	4,312,347

Home Equity Loans–Floating Rate–0.3%
ACE Securities Corp.
Series 2003-OP1, Class A2 0.606%, 12/25/33(b)	213	156,757
BNC Mortgage Loan Trust
Series 2007-2, Class M5 1.146%, 5/25/37(b)	420	14,202
HFC Home Equity Loan Asset Backed Certificates
Series 2006-1, Class M1 0.52%, 1/20/36(b)	649	521,488
Home Equity Mortgage Trust
Series 2005-3, Class M1 1.056%, 11/25/35(b)	50	49,787
Lehman ABS Mortgage Loan Trust
Series 2007-1, Class 2A2 0.446%, 6/25/37(a)(b)	1,178	416,009
Lehman XS Trust
Series 2005-5N, Class M2 0.896%, 11/25/35(b)	498	2,975
Novastar Home Loan Equity
Series 2007-2, Class M1 0.546%, 9/25/37(b)	1,650	51,231
Security National Mortgage Loan Trust
Series 2007-1A, Class 1A1 5.91%, 4/25/37(a)(f)	313	304,277

		1,516,726

Total Asset-Backed Securities (cost $93,862,546)		88,367,994

16	Sanford C. Bernstein Fund, Inc.—2010 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

MORTGAGE PASS-THRU’S–13.5%
Agency Fixed Rate 30-Year–7.3%
Federal National Mortgage Association
Series 2007 6.50%, 10/01/37	$22,761	$24,734,943
Series 2008 6.50%, 12/01/28–7/01/35	7,803	8,559,461
Government National Mortgage Association
Series 2002 7.50%, 3/15/32	307	347,137
Series 2008 6.50%, 9/15/38	6,781	7,311,812

		40,953,353

Agency ARMs–5.9%
Federal Home Loan Mortgage Corp.
Series 2005 4.381%, 5/01/35(f)	1,762	1,831,201
Series 2007 5.921%, 11/01/36(b)	1,908	1,993,198
6.097%, 1/01/37(b)	1,496	1,567,657
Federal National Mortgage Association
Series 2003 4.787%, 12/01/33(f)	497	521,789
Series 2005 2.569%, 2/01/35(b)	2,950	3,057,991
4.668%, 10/01/35(f)	3,720	3,886,997
5.337%, 1/01/36(f)	2,676	2,791,704
Series 2006 2.895%, 1/01/36(f)	4,506	4,664,462
5.506%, 5/01/36(b)	2,834	2,944,835
5.645%, 7/01/36(f)	2,563	2,687,704
Series 2007 3.66%, 11/01/35(b)	2,461	2,564,580
5.532%, 2/01/37(b)	2,872	3,013,946
Series 2009 4.785%, 7/01/38(f)	1,488	1,554,712

		33,080,776

Agency Fixed Rate 15-Year–0.3%
Federal National Mortgage Association
Series 2000 7.50%, 3/01/15	124	135,842
Series 2001 6.00%, 11/01/16–12/01/16	789	854,103
Series 2002 6.00%, 2/01/17	515	557,115
8.00%, 8/01/16	267	287,444

		1,834,504

Total Mortgage Pass-Thru’s (cost $73,686,216)		75,868,633

Principal Amount (000)		U.S. $ Value

CMOS–7.0%
Agency Floating Rate–4.9%
Fannie Mae REMICS
Series 2005-17, Class FA
0.546%, 3/25/35(b)	$11,450	$11,354,538
Series 2005-38, Class F
0.546%, 5/25/35(b)	8,327	8,269,475
Freddie Mac Reference REMIC
Series R008, Class FK
0.63%, 7/15/23(b)	481	475,449
Freddie Mac REMICS
Series 3001, Class HN
0.53%, 5/15/35(b)	7,873	7,809,877

		27,909,339

Non-Agency Floating Rate–0.9%
American Home Mortgage Investment Trust
Series 2005-2, Class 2A1
1.816%, 9/25/45(b)	471	229,428
Countrywide Alternative Loan Trust
Series 2006-OA14, Class 3A1
1.313%, 11/25/46(b)	919	396,799
Deutsche ALT-A Securities, Inc. Alternate Loan Trust
Series 2007-OA4, Class 1A1A
0.436%, 8/25/47(b)	826	455,182
Lehman XS Trust
Series 2006-3, Class M1
0.696%, 3/25/36(b)	580	470
Series 2007-2N, Class M1
0.586%, 2/25/37(b)	1,143	2,751
MLCC Mortgage Investors, Inc.
Series 2003-F, Class A1
0.566%, 10/25/28(b)	1,232	1,057,824
Series 2004-A, Class A1
0.476%, 4/25/29(b)	1,031	878,764
Mortgage Equity Conversion Asset Trust
Series 2007-FF2, Class A
0.74%, 2/25/42(a)(b)	1,271	1,216,586
Structured Adjustable Rate Mortgage Loan Trust
Series 2005-5, Class A3
0.476%, 5/25/35(b)	106	86,873
WaMu Mortgage Pass Through Certificates
Series 2006-AR11, Class 1A
1.423%, 9/25/46(b)	921	529,143
Series 2006-AR4, Class 1A1B
1.403%, 5/25/46(b)	604	232,555

		5,086,375

Non-Agency Fixed Rate–0.5%
American Home Mortgage Investment Trust Series 2004-3, Class MF1 5.35%, 10/25/34	1,690	197,674

Schedule of Investments—Short Duration Plus Portfolio	17

Principal Amount (000)		U.S. $ Value

Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36	$653	$616,273
Nomura Asset Acceptance Corp. Series 2006-WF1, Class A2 5.755%, 6/25/36	2,406	1,826,452
Structured Asset Securities Corp. Series 2006-RM1, Class AIO 5.00%, 8/25/46(a)(e)	2,904	421,125

		3,061,524

Agency Fixed Rate–0.5%
Fannie Mae REMICS Series 2005-86, Class WH 5.00%, 11/25/25	818	825,763
Series 2006-50, Class PA 5.00%, 4/25/27	1,220	1,243,709
Government National Mortgage Association Series 2006-51, Class IO 0.995%, 8/16/46(e)	11,184	463,765

		2,533,237

Non-Agency ARMs–0.2%
Bear Stearns Alt-A Trust Series 2006-1, Class 22A1 5.13%, 2/25/36(f)	1,622	905,244

Total CMOs (cost $46,564,862)		39,495,719

AGENCIES–3.5%
Agency Debentures–3.5%
Bank of America Corp.–FDIC Insured 2.10%, 4/30/12	3,492	3,556,305
Citigroup, Inc.–FDIC Insured 1.875%, 5/07/12	8,999	9,115,699
The Goldman Sachs Group, Inc.–FDIC Insured 3.25%, 6/15/12	3,975	4,144,717
Wells Fargo & Co.–FDIC Insured 3.00%, 12/09/11	3,068	3,167,857

Total Agencies (cost $19,504,857)		19,984,578

COMMERCIAL MORTGAGE-BACKED SECURITIES–1.7%
Non-Agency Floating Rate CMBS–0.9%
Commercial Mortgage Pass-Through Certificates
Series 2007-FL14, Class C 0.53%, 6/15/22(a)(b)	1,361	906,113

Principal Amount (000)		U.S. $ Value

Credit Suisse Mortgage Capital Certificates
Series 2006-TF2A, Class SVD 0.70%, 10/15/21(a)(b)	$2,000	$1,056,766
Series 2007-TFLA, Class A2 0.35%, 2/15/22(a)(b)	3,000	2,487,982
Wachovia Bank Commercial Mortgage Trust
Series 2006-WL7A, Class H 0.63%, 9/15/21(a)(b)	1,300	483,233
Series 2007-WHL8, Class E 0.63%, 6/15/20(a)(b)	1,000	326,772

		5,260,866

Non-Agency Fixed Rate CMBS–0.8%
GE Capital Commercial Mortgage Corp.
Series 2005-C3, Class A3FX 4.863%, 7/10/45	2,550	2,553,178
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2004-C1, Class A2 4.302%, 1/15/38	1,989	1,998,959

		4,552,137

Total Commercial Mortgage-Backed Securities (cost $13,120,617)		9,813,003

SHORT-TERM INVESTMENTS–2.9%
Time Deposit–1.9%
State Street Time Deposit 0.01%, 4/01/10	10,560	10,560,000

Certificates of Deposit–1.0%
Royal Bank of Canada NY 2.25%, 3/15/13	5,817	5,866,654

Total Short-Term Investments (cost $16,373,867)		16,426,654

Total Investments–99.9% (cost $573,685,448)		563,657,724

Other assets less liabilities–0.1%		414,469

Net Assets–100.0%		$564,072,193

18	Sanford C. Bernstein Fund, Inc.—2010 Semi-Annual Report

FUTURES CONTRACTS (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2010	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr Futures	849	June 2010	$184,128,985	$184,193,204	$64,219
Sold Contracts
U.S. T-Note 10 Yr Futures	49	June 2010	5,672,802	5,696,250	(23,448)
U.S. T-Note 5 Yr Futures	781	June 2010	89,728,040	89,692,969	35,071

					$75,842

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2010, the aggregate market value of these securities amounted to $37,974,979 or 6.7% of net assets.
(b)	Floating Rate Security. Stated interest rate was in effect at March 31, 2010.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.0% of net assets as of March 31, 2010, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Petra CRE CDO Ltd. Series 2007-1A, Class C 1.346%, 2/25/47	5/25/2007	$620,447	$3,175	0.0%
Nationstar NIM Trust Series 2007-A, Class A 9.97%, 3/25/37	4/4/2007	13,205	0	0.0%

(d)	Fair valued.
(e)	IO—Interest Only
(f)	Variable rate coupon, rate shown as of March 31, 2010.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of March 31, 2010, the fund's total exposure to subprime investments was 2.57% of net assets. These investments are valued in accordance with the fund's Valuation Policies (see Note 1.A for additional details).

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CDO—Collateralized Debt Obligation

CMBS—Commercial Mortgage-Backed Securities

CMOs—Collateralized Mortgage Obligations

FDIC—Federal Deposit Insurance Corporation

REMIC—Real Estate Mortgage Investment Conduit

See notes to financial statements.

Schedule of Investments—Short Duration Plus Portfolio	19

Sanford C. Bernstein Fund, Inc. Schedule of Investments U.S. Government Short Duration Portfolio March 31, 2010 (unaudited)

Principal Amount (000)		U.S. $ Value

GOVERNMENTS–TREASURIES–73.2%
United States–73.2%
U.S. Treasury Notes 0.75%, 11/30/11	$41,750	$41,692,928
1.375%, 9/15/12	33,040	33,112,291
1.75%, 8/15/12	42,908	43,434,310
4.00%, 11/15/12	10,000	10,687,500

Total Governments–Treasuries (cost $128,508,388)		128,927,029

MORTGAGE PASS-THRU’S–13.6%
Agency Fixed Rate 30-Year–7.2%
Federal Home Loan Mortgage Corp.
Series 2007 6.00%, 8/01/37	35	37,736
Federal National Mortgage Association 6.50%, 12/01/38	1,523	1,652,396
Series 2006 6.50%, 11/01/36	1,453	1,579,005
Series 2007 6.50%, 10/01/37	5,984	6,503,388
Series 2008 6.50%, 12/01/28–12/01/37	2,674	2,914,452

		12,686,977

Agency ARMs–6.1%
Federal Home Loan Mortgage Corp.
Series 2005 4.381%, 5/01/35(a)	510	530,389
Federal National Mortgage Association
Series 2003 4.787%, 12/01/33(a)	1,359	1,425,601
Series 2005 2.569%, 2/01/35(b)	913	946,429
5.337%, 1/01/36(a)	783	817,084
Series 2006 2.895%, 1/01/36(a)	1,621	1,678,257
5.645%, 7/01/36(a)	1,093	1,145,518
Series 2007 3.66%, 11/01/35(b)	787	819,630
5.532%, 2/01/37(b)	1,197	1,255,811
Series 2009 4.785%, 7/01/38(a)	2,009	2,098,861

		10,717,580

Principal Amount (000)		U.S. $ Value

Agency Fixed Rate 15-Year–0.3%
Federal National Mortgage Association
Series 2000 7.50%, 3/01/15	$44	$48,515
Series 2001 6.00%, 11/01/16	341	369,610
Series 2002 8.00%, 8/01/16	101	108,855

		526,980

Total Mortgage Pass-Thru’s (cost $23,288,983)		23,931,537

CMOS–5.6%
Agency Floating Rate–5.1%
Fannie Mae REMICS
Series 2005-17, Class FA 0.546%, 3/25/35(b)	3,638	3,607,645
Series 2005-38, Class F 0.546%, 5/25/35(b)	2,646	2,627,437
Federal Home Loan Mortgage Corp.
Series T-72, Class A1 0.451%, 3/25/36(b)	223	200,582
Freddie Mac REMICS
Series 3001, Class HN 0.53%, 5/15/35(b)	2,501	2,480,489

		8,916,153

Agency Fixed Rate–0.3%
Fannie Mae REMICS
Series 2005-86, Class WH 5.00%, 11/25/25	243	245,763
Series 2006-50, Class PA 5.00%, 4/25/27	362	369,311

		615,074

Non-Agency Floating Rate–0.2%
American Home Mortgage Investment Trust
Series 2005-2, Class 2A1 1.816%, 9/25/45(b)	83	40,278
Deutsche ALT-A Securities, Inc. Alternate Loan Trust
Series 2007-OA4, Class 1A1A 0.436%, 8/25/47(b)	173	95,588
MLCC Mortgage Investors, Inc.
Series 2004-A, Class A1 0.476%, 4/25/29(b)	183	156,371

		292,237

Total CMOs (cost $9,959,328)		9,823,464

20	Sanford C. Bernstein Fund, Inc.—2010 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

AGENCIES–5.4%
Agency Debentures–5.4%
Bank of America Corp.–FDIC Insured 2.10%, 4/30/12	3,005	3,060,337
Citigroup, Inc.–FDIC Insured 2.875%, 12/09/11	2,775	2,863,331
Morgan Stanley–FDIC Insured 2.25%, 3/13/12	1,645	1,678,382
Wells Fargo & Co.–FDIC Insured 3.00%, 12/09/11	1,926	1,988,688

Total Agencies (cost $9,361,414)		9,590,738

ASSET-BACKED SECURITIES–1.9%
Other ABS–Floating Rate–1.8%
Freddie Mac REMICS
Series 2976, Class DF
0.53%, 10/15/34(b)	3,195	3,169,119

Home Equity Loans–Fixed Rate–0.1%
Countrywide Asset-Backed Certificates
Series 2007-S1, Class A3
5.81%, 11/25/36	218	97,894

Home Equity Loans–Floating Rate–0.0%
ACE Securities Corp.
Series 2003-OP1, Class A2
0.606%, 12/25/33(b)	32	23,822

Total Asset-Backed Securities (cost $3,414,587)		3,290,835

COMMERCIAL MORTGAGE-BACKED SECURITIES–0.5%
Non-Agency Fixed Rate CMBS–0.5%
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2007-LDPX, Class A2S
5.305%, 1/15/49 (cost $867,767)	873	867,889

SHORT-TERM INVESTMENTS–0.6%
Time Deposit–0.6%
State Street Time Deposit
0.01%, 4/01/10 (cost $1,038,054)	1,038	1,038,054

Total Investments—100.8% (cost $176,438,521)		177,469,546

Other assets less liabilities—(0.8)%		(1,431,224)

Net Assets—100.0%		$176,038,322

(a)	Variable rate coupon, rate shown as of March 31, 2010.
(b)	Floating Rate Security. Stated interest rate was in effect at March 31, 2010.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of March 31, 2010, the fund's total exposure to subprime investments was 0.15% of net assets. These investments are valued in accordance with the fund's Valuation Policies (see Note 1.A for additional details).

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CMBS—Commercial Mortgage-Backed Securities

CMOs—Collateralized Mortgage Obligations

FDIC—Federal Deposit Insurance Corporation

REMIC—Real Estate Mortgage Investment Conduit

See notes to financial statements.

Schedule of Investments— U.S. Government Short Duration Portfolio	21

SCB–TAX–1944–0310

Sanford C. Bernstein Fund, Inc.

March 31, 2010

Schedule of Investments To the Semiannual Report For the Municipal Bond Portfolios

Short Duration Diversified Municipal

Short Duration California Municipal

Short Duration New York Municipal

Diversified Municipal

California Municipal

New York Municipal

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration Diversified Municipal Portfolio

March 31, 2010 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–90.2%
Long-Term Municipal Bonds–87.4%
Alabama–0.2%
Alabama Pub Sch & Clg Auth Series 2009 A 5.00%, 5/01/12	$1,150	$1,240,275

Arizona–3.5%
Arizona Hlth Fac Auth (Phoenix Children’s Hospital) 1.29%, 2/01/42(a)	955	883,375
Pima Cnty AZ GO Series 2009 4.00%, 7/01/11	6,520	6,771,933
Salt River Proj Agric Impt & Pwr Dist AZ Series 2002C 5.00%, 1/01/12	11,515	12,311,838

		19,967,146

California–6.0%
California Econ Recovery Series B 5.00%, 7/01/23 (Prerefunded/ETM)	9,300	9,687,717
5.00%, 7/01/23 (Prerefunded/ETM)	1,000	1,055,760
California Statewide CDA (California GO) Series 2009 5.00%, 6/15/13	7,485	8,041,061
Pasadena CA COP AMBAC Series 1993 5.35%, 2/01/14	7,615	7,938,409
San Diego Cnty CA Wtr Auth NPFGC Series 1991B 6.30%, 4/21/11(a)	7,750	7,788,130

		34,511,077

Colorado–0.6%
Colorado HFA SFMR (Colorado HFA) 7.25%, 5/01/27	51	52,026
Denver City & Cnty Co. Exc Tax AGM Series A 5.00%, 9/01/10	2,890	2,944,505
Denver Co. Hlth & Hosp Auth Series A 5.00%, 12/01/10	405	409,111
Todd Creek Farms Met Dist #1 Co. 4.75%, 12/01/09(b)	100	45,148

		3,450,790

Principal Amount (000)		U.S. $ Value

Connecticut–3.6%
Connecticut GO Series 2009 A 5.00%, 1/01/12	$19,175	$20,519,167

Delaware–1.7%
Bridgeville DE Spl Obl (Heritage Shores Spl Devel Dist DE) Series B 5.125%, 7/01/35	553	397,856
Delaware Trnsp Auth NPFGC Series 2003 5.00%, 7/01/12	8,700	9,445,242

		9,843,098

District of Columbia–1.5%
District of Columbia GO AGM Series 1999B 5.50%, 6/01/10	1,495	1,506,601
AGM Series 2007 C 5.00%, 6/01/11	1,000	1,052,370
XLCA Series 2002 C 5.25%, 6/01/11	4,670	4,915,175
District of Columbia HFA SFMR (District of Columbia HFA) Series A 6.85%, 6/01/31	45	45,103
Metro Washington Arpt Auth VA AMBAC Series A 5.00%, 10/01/10	1,000	1,020,930

		8,540,179

Florida–12.8%
Citizens Ppty Ins Corp. FL Series 2010 A 5.00%, 6/01/13(c)	11,790	12,523,102
Dupree Lakes CDD FL 5.00%, 11/01/10	60	49,330
Florida Brd of Ed GO (Florida GO) Series 2005 C 5.00%, 6/01/12	5,000	5,402,500
Series B 5.00%, 1/01/12	4,000	4,266,040
Florida Brd of Ed Lottery Series 2010 C 5.00%, 7/01/12	6,315	6,850,070
Florida Dept Envrn Protn FL Forever (Florida Documentary Stamp Tax) Series B 5.00%, 7/01/10	1,880	1,900,022
Florida Dept Evnrn Protn Presv 2000 (Florida Documentary Stamp Tax) NPFGC-RE Series 2000A 5.75%, 7/01/12	7,515	7,673,266
Florida Hurricane Catastr Fd Fin Corp. NPFGC 5.00%, 7/01/11	5,845	6,102,589

Schedule of Investments—Short Duration Diversified Municipal Portfolio	1

Principal Amount (000)		U.S. $ Value

Hammock Bay CDD FL Series B 5.375%, 5/01/11	$60	$59,480
Harbor Bay CDD FL Series B 6.35%, 5/01/10	110	99,712
Heritage Plantation CDD FL Series B 5.10%, 11/01/13(d)	150	70,198
Lee Cnty FL Sch Brd COP Series 2009 A 5.00%, 8/01/11	3,850	4,028,409
Live Oak CDD FL Series 2010 7.36%, 11/01/20	265	255,767
Miami-Dade Cnty FL Hlth Fac Auth AMBAC Series 2001 A 5.625%, 8/15/18 (Prerefunded/ETM)	5,435	5,858,550
Overoaks CDD FL Series 4B 5.125%, 5/01/09(b)	265	130,770
Palm Beach Cnty FL Sch Brd COP FGIC Series B 5.00%, 8/01/25	8,000	8,253,520
Parker Rd CDD FL Series B 5.35%, 5/01/15(d)	520	334,651
Parkway Center CDD FL Series B 5.625%, 5/01/14	180	129,901
Paseo CDD FL Series B 4.875%, 5/01/10(b)(d)	945	394,141
Riverwood Estates CDD FL Series B 5.00%, 5/01/13(b)(d)	540	108,000
Rolling Hills CDD FL Series B 5.125%, 11/01/13	115	82,846
Tampa Bay FL Wtr Util Sys FGIC 6.00%, 10/01/24 (Prerefunded/ETM)	8,120	8,762,698

		73,335,562

Georgia–5.2%
Atlanta GA GO Series 2009A 4.00%, 7/01/11	1,595	1,641,048
Burke Cnty GA Dev Auth (Oglethorpe Power Corp.) Series F 6.50%, 1/01/39	3,300	3,473,283
AMBAC Series 2006C-1 4.625%, 1/01/37	6,350	6,350,000
Gainesville GA Redev Auth (Gainesville GA GO) Series 2009B 3.00%, 11/15/10	1,935	1,966,250

Principal Amount (000)		U.S. $ Value

George L Smith II GA Wrld Cngrss Ctr Au NPFGC Series 2000 6.00%, 7/01/10	$3,560	$3,592,610
Henry Cnty GA GO Series 2009 4.00%, 7/01/10	10,660	10,753,488
Whitfield Cnty GA SD GO Series 2009 5.00%, 4/01/11	1,905	1,988,839

		29,765,518

Guam–0.1%
Guam Wtrworks Auth COP 5.18%, 7/01/15 (Prerefunded/ETM)	454	455,133

Illinois–3.4%
Chicago IL GO FGIC 6.00%, 1/01/28 (Prerefunded/ETM)	4,045	4,140,179
Cortland IL SSA #10 5.125%, 3/01/14	213	194,995
Illinois GO Series 2007 B 5.00%, 1/01/12	3,290	3,484,768
Series 2009 A 4.00%, 9/01/11	2,405	2,497,689
Series 2010 5.00%, 1/01/12	4,500	4,766,400
AGM 5.00%, 9/01/10	4,235	4,312,246
Pingree Grove SSA #1 IL (Pingree Grove SSA #1 Cambridge) Series 5-1 5.25%, 3/01/15	149	134,989

		19,531,266

Indiana–0.6%
Indianapolis IN Gas Util Series 2009A 4.00%, 6/01/10	2,000	2,010,260
Jasper Cnty IN PCR (No. Indiana Pub Serv Company) NPFGC 4.15%, 8/01/10	1,325	1,328,326

		3,338,586

Iowa–4.0%
Tobacco Settlement Auth IA 5.60%, 6/01/35 (Prerefunded/ETM)	21,685	23,120,330

Kentucky–0.6%
Kentucky Prop & Bldg Comm (Kentucky Lease Prop & Bldg) 4.00%, 2/01/11	3,125	3,215,875

Louisiana–0.1%
Isabella Lakes CDD LA 6.00%, 8/01/22	515	342,336

2	Sanford C. Bernstein Fund, Inc.—2010 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Whispering Springs CDD LA 5.20%, 10/01/21	$670	$454,287

		796,623

Massachusetts–3.7%
Massachusetts GO Series 2002D 5.375%, 8/01/19 (Prerefunded/ETM)	9,520	10,430,874
Series 2004C 5.25%, 1/01/17 (Prerefunded/ETM)	6,400	6,628,352
Series A 5.50%, 1/01/11	2,315	2,399,914
Massachusetts Hlth & Ed Facs Auth (Caregroup, Inc.) Series 2008 5.00%, 7/01/10	1,950	1,958,677

		21,417,817

Michigan–3.9%
Detroit MI Swr Disp AGM 0.768%, 7/01/32(a)	1,540	1,165,118
Michigan Bldg Auth (Michigan Lease Fac Prog) AMBAC Series 2005 I 5.00%, 10/15/29	4,785	5,048,462
Michigan GO 5.25%, 12/01/11	9,740	10,466,896
Michigan Trunk Line Spl Tax AGM Series 05B 5.00%, 9/01/11	5,190	5,438,912

		22,119,388

Minnesota–0.2%
Minneapolis-St Paul MN Metro Arpt Commn (Minneapolis-St Paul MN Intl Arpt) Series B 4.00%, 1/01/11	1,175	1,195,797

Missouri–0.7%
St. Louis MO Arpt NPFGC Series 2001A 5.125%, 7/01/22 (Prerefunded/ETM)	4,045	4,270,549

Nevada–0.2%
Henderson NV LID # T-16 (Henderson NV LID # T-16 Falls) 4.75%, 3/01/13	85	46,490
Nevada GO Series 2009 B 5.00%, 5/01/11	1,000	1,044,080

		1,090,570

New Jersey–3.5%
New Jersey COP (New Jersey COP Equip Purchase) Series 2004 A 5.00%, 6/15/11	4,600	4,803,320
Series 2008 5.00%, 6/15/11	2,200	2,297,240

Principal Amount (000)		U.S. $ Value

New Jersey Trnsp Corp. COP AMBAC Series B 5.50%, 9/15/10	$7,295	$7,456,001
Tobacco Settlement Mgmt Auth SC 5.00%, 6/01/13 (Prerefunded/ETM)	4,980	5,399,814

		19,956,375

New York–7.9%
Erie Cnty NY Tob Asset Sec 6.50%, 7/15/24 (Prerefunded/ETM)	5,890	6,048,088
Metropolitan Trnsp Auth NY (New York St Lease MTA Svc Cont) Series B 5.50%, 7/01/12	7,000	7,645,750
New York NY GO Series 2008J 5.00%, 8/01/11	1,670	1,762,084
Series C 5.00%, 8/01/11	3,495	3,687,714
New York NY Trnsl Fin Auth Series A-1 5.00%, 11/01/10	1,115	1,144,536
Series B 5.25%, 2/01/29(e)	7,930	8,199,620
New York St Dormitory Auth (New York St Pers Income Tax) Series 2009 D 5.00%, 6/15/12	6,905	7,491,166
New York St HFA MFHR (New York St HFA) Series B 4.05%, 11/01/10	970	976,237
Tobacco Settlement Fin Corp. NY (New York St Lease Tobacco Asset Sec) Series 2008 5.00%, 6/01/11	8,250	8,638,905

		45,594,100

North Carolina–2.0%
Mecklenburg Cnty NC Pub Fac Corp. COP (Mecklenburg Cnty NC Lease) Series 2009 5.00%, 3/01/12	4,365	4,691,502
North Carolina Eastern Mun Pwr Agy Series A 5.50%, 1/01/11	1,550	1,597,849
North Carolina GO 5.00%, 10/01/10	5,090	5,206,866

		11,496,217

Ohio–0.9%
Cleveland OH Arpt Sys Series 2009C 5.00%, 1/01/12	1,815	1,913,791
Ohio HFA SFMR 3.30%, 9/01/30	570	567,640

Schedule of Investments—Short Duration Diversified Municipal Portfolio	3

Principal Amount (000)		U.S. $ Value

Ohio Turnpike Comm (Ohio Turnpike) AGM Series 2001B 5.50%, 2/15/12	$2,400	$2,589,528

		5,070,959

Oregon–0.5%
Oregon Dept of Admin Svcs (Oregon Lottery) Series 2009C 5.00%, 4/01/11	1,470	1,532,299
Oregon Hsg & Cmnty Svc SFMR (Oregon Hsg & Cmnty Svc) 3.20%, 7/01/33	1,075	1,071,882

		2,604,181

Pennsylvania–4.9%
Allegheny Cnty PA Hosp Dev Auth Series 2000 9.25%, 11/15/30 (Prerefunded/ETM)	7,835	8,412,126
Allegheny Cnty PA Hosp Dev Auth (UPMC Health Sys) Series 2008A 5.00%, 9/01/11	5,600	5,921,720
Allegheny Cnty PA Hosp Dev Auth (West Penn Allegheny Hlth Sys) Series A 5.00%, 11/15/10	1,020	1,032,179
Pennsylvania GO Series 2002 5.50%, 2/01/12	1,165	1,261,695
Philadelphia PA IDA (Leadership Learning Partners) Series 05A 4.60%, 7/01/15	325	297,528
Philadelphia PA Parking Auth Series 2008 5.00%, 9/01/10	3,240	3,273,987
Philadelphia PA SD GO Series 2010 C 5.00%, 9/01/12(c)	5,480	5,909,303
Pittsburgh PA GO Series 2008A-1 5.00%, 9/01/10	2,270	2,293,994

		28,402,532

Puerto Rico–3.2%
Puerto Rico HFA MFHR (Puerto Rico HFA Cap Fund) Series 2008 5.00%, 12/01/10	5,875	5,994,791
Puerto Rico Pub Fin Corp. (Puerto Rico Appropriation) FGIC Series A 5.25%, 8/01/31	1,500	1,536,735

Principal Amount (000)		U.S. $ Value

Puerto Rico Sales Tax Fin Corp. Series 2009A 5.00%, 8/01/39	$10,145	$10,609,641

		18,141,167

Tennessee–0.2%
Memphis Shelby Cnty Arpt Auth TN (Memphis Intl Airport) Series 2010 B 4.00%, 7/01/12	1,000	1,032,840

Texas–5.9%
Austin TX Utils Sys AGM 5.00%, 11/15/10	4,000	4,109,440
Dallas TX GO Series 2005 5.00%, 2/15/13	4,290	4,745,383
Garland TX ISD GO Series 2005 5.00%, 2/15/13	1,660	1,835,213
North Texas Tollway Auth TX (North Texas Tollway) Series 2008H-1 5.00%, 1/01/43	4,735	4,864,597
Texas A & M Univ Series 2009 D 5.00%, 5/15/12	1,900	2,061,899
Texas Mun Gas Acq & Supply Corp. II (JP Morgan Chase) Series 2007A 0.572%, 9/15/10(a)	1,270	1,262,698
Texas Trnsp Comm (Central Texas Turnpike) Series 2009 5.00%, 8/15/42	5,665	5,829,908
Texas Trnsp Comm (Texas St Hwy Fund First Tier) Series 2007 5.00%, 4/01/11–4/01/13	7,300	7,904,857
Titus Cnty TX Fresh Wtr (Southwestern Electric Power Co.) 4.50%, 7/01/11	1,470	1,503,531

		34,117,526

Utah–0.8%
Intermountain Pwr Agy UT Series 2009A 5.00%, 7/01/11	4,545	4,756,797

Virginia–0.1%
Broad Street CDA VA 7.125%, 6/01/15	349	339,539

Washington–2.7%
Washington St COP NPFGC Series 2004 D 4.00%, 7/01/11	1,215	1,258,740
Washington St GO Series 2009 B 5.00%, 1/01/12	4,820	5,161,353

4	Sanford C. Bernstein Fund, Inc.—2010 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Series 2009 C 5.00%, 1/01/12	$5,765	$6,173,277
Series 2010 R 5.00%, 1/01/12	2,645	2,832,319

		15,425,689

Wisconsin–2.2%
Badger Tob Asset Sec Corp. WI 6.00%, 6/01/17 (Prerefunded/ETM)	2,210	2,435,729
6.375%, 6/01/32 (Prerefunded/ETM)	9,005	9,996,361

		12,432,090

Total Long-Term Municipal Bonds (cost $499,989,737)		501,094,758

Short-Term Municipal Notes–2.8%
Colorado–0.8%
Colorado Edl & Cultural Facs Auth (Natl Jewish Fed Bd Prog) 0.30%, 2/01/34(f)	2,280	2,280,000
0.31%, 9/01/37–5/01/38(f)	1,315	1,315,000
Series A-5 0.30%, 4/01/34(f)	1,365	1,365,000

		4,960,000

Florida–0.6%
Jacksonville FL Hlth Facs Auth (Baptist Hospitals) 0.31%, 8/15/27(f)	1,000	1,000,000
Saranac Lake NY GO (Glenridge on Palmer Ranch) Series 2006 0.39%, 6/01/36(f)	2,400	2,400,000

		3,400,000

Minnesota–0.4%
Mankato MN MFHR Series 1997 0.32%, 5/01/27(f)	2,200	2,200,000

North Carolina–0.2%
North Carolina Med Care Comm (Randolph Hosp) Series 2007 0.31%, 10/01/37(f)	1,000	1,000,000

Texas–0.8%
Houston TX Hgr Ed Fin Corp. (Rice Univ) Series 2008 A 0.32%, 5/15/48(f)	4,800	4,800,000

Total Short-Term Municipal Notes (cost $16,360,000)		16,360,000

Total Municipal Obligations (cost $516,349,737)		517,454,758

Principal Amount (000)		U.S. $ Value

AGENCIES–10.0%
Other–10.0%
Federal Home Loan Bank 2.25%, 4/13/12 (cost $57,101,733)	$56,340	$57,531,084

Total Investments—100.2% (cost $573,451,470)		574,985,842

Other assets less liabilities—(0.2)%		(1,386,845)

Net Assets—100.0%		$573,598,997

(a)	Floating Rate Security. Stated interest rate was in effect at March 31, 2010.
(b)	Security is in default and is non-income producing.
(c)	When-Issued or delayed delivery security.
(d)	Illiquid security.
(e)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2010.
(f)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of March 31, 2010, the Portfolio held 21.9% of net assets in insured bonds (of this amount 18.3% represents the Portfolio’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CDA—Community Development Authority

CDD—Community Development District

COP—Certificate of Participation

ETM—Escrowed to Maturity

FGIC—Financial Guaranty Insurance Company

GO—General Obligation

HFA—Housing Finance Authority

IDA—Industrial Development Authority/Agency

ISD—Independent School District

LID—Local Improvement District

MFHR—Multi-Family Housing Revenue

NPFGC—National Public Finance Guarantee Corporation

NPFGC-RE—National Public Finance Guarantee Corporation reinsuring FGIC

PCR—Pollution Control Revenue Bond

SD—School District

SFMR—Single Family Mortgage Revenue

SSA—Special Services Area

UPMC—University of Pittsburgh Medical Center

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

Schedule of Investments—Short Duration Diversified Municipal Portfolio	5

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration California Municipal Portfolio

March 31, 2010 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–85.4%
Long-Term Municipal Bonds–78.8%
California–56.5%
California Dept Wtr Res Pwr 5.50%, 5/01/11	$3,270	$3,449,229
California Econ Recovery (California Econ Rec Spl Tax) Series A 5.25%, 7/01/12	2,000	2,168,420
California Econ Recovery Series B 5.00%, 7/01/23 (Prerefunded/ETM)	1,000	1,041,690
California GO 5.00%, 2/01/11	3,000	3,098,400
5.00%, 2/01/27 (Prerefunded/ETM)	2,690	2,890,593
5.25%, 2/01/11	1,320	1,365,976
California Hlth Fac Fin Auth (Stanford Hosp) Series A-3 3.45%, 11/15/40	1,500	1,525,635
California Infra & Eco Dev Bk (Pacific Gas & Electric Company) 3.75%, 11/01/26	1,400	1,411,872
California Statewide CDA (California GO) Series 2009 5.00%, 6/15/13	3,355	3,604,243
California Statewide CDA (Enloe Med Ctr) Series A 5.00%, 8/15/10	1,000	1,010,590
Golden Empire Sch Fin Auth CA (Kern CA HSD Lease) 5.00%, 5/01/10	3,000	3,009,270
Industry CA GO Series 2009 B 4.00%, 7/01/11	1,720	1,784,070
Inland Valley CA Dev Agy (Inland Valley CA Dev Agy Tax Alloc) Series 2009A 5.25%, 4/01/11	1,405	1,441,839
Kern CA CCD COP AMBAC 5.00%, 1/01/25	3,190	3,190,000
LA Cnty CA Reg Pk & Open Space NPFGC Series A 5.00%, 10/01/10	4,000	4,086,880
Long Beach CA USD GO Series 2008A 5.00%, 8/01/11	1,625	1,716,813

Principal Amount (000)		U.S. $ Value

Los Angeles CA USD GO 5.00%, 7/01/12	$1,935	$2,100,752
Los Angeles Cnty CA Met Trnsp Auth (Los Angeles CA MTA Sales Tax) 5.00%, 7/01/11–7/01/12	4,965	5,295,609
Los Angeles Cnty CA Pub Wks (Los Angeles Cnty CA Master Lease) NPFGC-RE 5.00%, 9/01/10	680	690,091
M-S-R Pub Pwr Agy CA NPFGC 5.00%, 7/01/11	3,410	3,551,685
Northern CA Gas Auth (Morgan Stanley) 5.00%, 7/01/10	1,075	1,082,332
Northern CA Pwr Agy (Northern CA Power Agy Hydro #1) 5.00%, 7/01/11	1,800	1,880,010
Port of Oakland CA NPFGC 5.00%, 11/01/10	2,325	2,355,365
Poway CA USD PFA Lease (Poway CA USD Lease) AGM Zero Coupon 12/01/39	1,880	1,877,255
San Diego Cnty CA Wtr Auth NPFGC Series 1991B 6.30%, 4/21/11(a)	2,200	2,210,824
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) NPFGC 5.50%, 5/01/11	685	713,208
San Francisco City/Cnty CA GO Series 2009A 5.00%, 6/15/11	2,540	2,675,611
San Francisco City/Cnty CA Redev (San Francisco CA City/Cnty Redev Projs) NPFGC 5.00%, 8/01/10	2,725	2,763,531
San Joaquin Cnty CA Trnsp Auth 5.00%, 4/01/11	3,690	3,818,523
Santa Marg/Dana Pt ID #3,3A,4,4A CA NPFGC Series 1994 7.25%, 8/01/11	1,100	1,168,090
Vernon CA Elec Sys 5.00%, 8/01/11	1,600	1,687,360

		70,665,766

Delaware–0.1%
Bridgeville DE Spl Obl (Heritage Shores Spl Devel Dist DE) Series B 5.125%, 7/01/35	159	114,393

Florida–3.4%
Citizens Ppty Ins Corp. FL Series 2010 A 5.00%, 6/01/13(b)	2,100	2,230,578

6	Sanford C. Bernstein Fund, Inc.—2010 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Durbin Crossing CDD FL Series 1 5.25%, 11/01/15	$155	$99,855
Florida Hurricane Catastr Fd Fin Corp. NPFGC 5.00%, 7/01/11	1,400	1,461,698
Hammock Bay CDD FL Series B 5.375%, 5/01/11	50	49,567
Lake Ashton II CDD FL Series B 5.00%, 11/01/11(c)(d)	190	74,883
Live Oak CDD FL Series 2010 7.36%, 11/01/20	100	96,516
Paseo CDD FL 5.00%, 2/01/11(c)(d)	280	115,251
Series B 4.875%, 5/01/10(c)(d)	75	31,281
Stoneybrook CDD FL Series B 5.45%, 11/01/15(d)	190	85,690
Tern Bay CDD FL Series B 5.00%, 5/01/15(c)(d)	105	33,600

		4,278,919

Georgia–2.5%
Burke Cnty GA Dev Auth (Oglethorpe Power Corp.) AMBAC Series 2006C-1 4.625%, 1/01/37	2,100	2,100,000
Series F 6.50%, 1/01/39	1,000	1,052,510

		3,152,510

Guam–0.1%
Guam Wtrworks Auth COP 5.18%, 7/01/15 (Prerefunded/ETM)	123	122,814

Illinois–0.1%
Cortland IL SSA #10 5.125%, 3/01/14	131	119,927

Indiana–0.1%
South Bend IN Econ Dev (One Michiana Square Proj) 1.00%, 10/01/09(c)(e)	190	95,000

Louisiana–0.2%
Coves of The Highland CDD LA 5.60%, 11/01/21(c)(d)	200	36,206
Isabella Lakes CDD LA 6.00%, 8/01/22	200	132,946
Orange Grove CDD LA 5.30%, 11/01/21	135	96,000

		265,152

Principal Amount (000)		U.S. $ Value

New Jersey–3.6%
Tobacco Settlement Auth NJ 5.75%, 6/01/32 (Prerefunded/ETM)	$4,200	$4,515,714

Pennsylvania–0.7%
Beaver Cnty PA IDA (Cleveland Electric Illum) 7.125%, 6/01/28	800	838,752

Puerto Rico–7.1%
Children’s Trust Fd Puerto Rico 5.75%, 7/01/12 (Prerefunded/ETM)	3,170	3,210,259
Puerto Rico GO FGIC 5.50%, 7/01/11	810	845,130
Puerto Rico Hwy & Trnsp Auth Series D 5.75%, 7/01/41 (Prerefunded/ETM)	1,355	1,491,868
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) Series M 5.50%, 7/01/10	920	927,636
Puerto Rico Sales Tax Fin Corp. Series 2009A 5.00%, 8/01/39	2,345	2,452,401

		8,927,294

Virginia–0.5%
Amelia Cnty VA IDA (Waste Management, Inc.) 3.375%, 4/01/27	460	460,000
Broad Street CDA VA 7.125%, 6/01/15	123	119,665

		579,665

West Virginia–0.5%
West Virginia EDA (Appalachian Power Company) 7.125%, 12/01/38	630	634,561

Wisconsin–3.4%
Badger Tob Asset Sec Corp. WI 6.375%, 6/01/32 (Prerefunded/ETM)	3,800	4,218,342

Total Long-Term Municipal Bonds (cost $98,307,482)		98,528,809

Short-Term Municipal Notes–6.6%
California–6.6%
California Infra & Eco Dev Bk (India Cmnty Ctr) 0.28%, 12/01/36(f)	880	880,000
California Ed Fac Auth (Chapman Univ) 0.28%, 10/01/26(f)	1,200	1,200,000

Schedule of Investments—Short Duration California Municipal Portfolio	7

Principal Amount (000)		U.S. $ Value

California Infra & Eco Dev Bk (Contemporary Jewish Museum) Series 2006 0.28%, 12/01/36(f)	$6,100	$6,100,000

Total Short-Term Municipal Notes (cost $8,180,000)		8,180,000

Total Municipal Obligations (cost $106,487,482)		106,708,809

AGENCIES–10.1%
Other–10.1%
Federal Home Loan Bank 2.25%, 4/13/12 (cost $12,525,663)	12,330	12,590,668

SHORT-TERM INVESTMENTS–0.2%
Time Deposit–0.2%
State Street Time Deposit 0.01%, 4/01/10 (cost $275,000)	275	275,000

Total Investments—95.7% (cost $119,288,145)		119,574,477

Other assets less liabilities—4.3%		5,434,347

Net Assets—100.0%		$125,008,824

(a)	Floating Rate Security. Stated interest rate was in effect at March 31, 2010.
(b)	When-Issued or delayed delivery security.
(c)	Security is in default and is non-income producing.
(d)	Illiquid security.
(e)	Variable rate coupon, rate shown as of March 31, 2010.
(f)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of March 31, 2010, the Portfolio held 21.6% of net assets in insured bonds (of this amount 0.0% represents the Portfolio’s holding in prerefunded or escrowed to maturity bonds).

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CCD—Community College District

CDA—Community Development Authority

CDD—Community Development District

COP—Certificate of Participation

EDA—Economic Development Agency

ETM—Escrowed to Maturity

FGIC—Financial Guaranty Insurance Company

GO—General Obligation

HSD—High School District

ID—Improvement District

IDA—Industrial Development Authority/Agency

NPFGC—National Public Finance Guarantee Corporation

NPFGC-RE—National Public Finance Guarantee Corporation reinsuring FGIC

PFA—Public Finance Authority

SSA—Special Services Area

USD—Unified School District

See notes to financial statements.

8	Sanford C. Bernstein Fund, Inc.—2010 Semi-Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration New York Municipal Portfolio

March 31, 2010 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–88.1%
Long-Term Municipal Bonds–86.4%
New York–67.7%
Erie Cnty NY IDA (Buffalo NY SD) Series A 5.00%, 5/01/12	$3,300	$3,534,432
AGM Series A 5.00%, 5/01/11	3,585	3,749,336
Erie Cnty NY Tob Asset Sec 6.25%, 7/15/40 (Prerefunded/ETM)	5,250	5,387,340
Long Island Pwr Auth NY Series 2006 D 3.486%, 9/01/15(a)	1,050	1,002,887
AMBAC 5.00%, 4/01/10	2,860	2,860,000
NPFGC 5.00%, 5/01/11	1,770	1,848,606
Metropolitan Trnsp Auth NY Series 2008 A 4.00%, 11/15/10	3,530	3,595,764
Series A 5.25%, 7/01/28 (Prerefunded/ETM)	2,975	3,151,953
FGIC Series A 5.25%, 11/15/22 (Prerefunded/ETM)	1,830	1,965,365
Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax) 5.00%, 11/15/11	1,060	1,129,759
Nassau Cnty NY GO 4.00%, 5/01/11	2,625	2,711,389
Series 2009 F 5.00%, 10/01/11	1,000	1,058,250
New York NY GO Series 2008J 5.00%, 8/01/11	2,650	2,796,121
Series C 5.00%, 8/01/11	9,190	9,696,737
Series I 5.00%, 8/01/10	2,400	2,435,112
New York NY Hlth & Hosp Corp. Series A 5.00%, 2/15/11	4,360	4,489,972
New York NY Trnsl Fin Auth 5.00%, 11/01/10–11/01/11	6,415	6,629,170
Series B 5.25%, 2/01/29(b)	10,865	11,234,410
New York NY Trnsp Auth MTA/TBTA COP AMBAC Series A 5.625%, 1/01/13	1,260	1,274,981

Principal Amount (000)		U.S. $ Value

New York St Dormitory Auth (Ithaca College) 5.00%, 7/01/12	$1,055	$1,129,842
New York St Dormitory Auth (Mt Sinai Hlth) 5.00%, 7/01/11	75	75,236
New York St Dormitory Auth (New York St Pers Income Tax) 5.00%, 3/15/11	2,130	2,222,208
Series 2009 D 5.00%, 6/15/12	8,180	8,874,400
Series A 5.00%, 3/15/11	1,535	1,601,450
Series C 5.00%, 3/15/11	5,675	5,920,671
NPFGC 5.50%, 3/15/11	3,595	3,767,488
NPFGC-RE 5.50%, 3/15/11	1,890	1,979,586
New York St Energy Res & Dev Auth (New York St Elec and Gas Corp.) NPFGC Series C 0.679%, 4/01/34(a)(c)(d)	2,325	1,876,900
New York St Envrn Fac Corp. (New York NY Mun Wtr Fin Auth) 5.75%, 6/15/11	90	95,684
NPFGC 6.00%, 6/15/11	4,730	5,006,468
New York St HFA MFHR (New York St HFA) Series B 4.05%, 11/01/10	240	241,543
New York St Loc Gov Asst Corp. Series A 5.00%, 4/01/11	4,320	4,515,826
Series C 5.00%, 4/01/11	5,440	5,681,046
New York St Mun Bond Bank (Rochester & Montgomery Cnty NY) 4.00%, 2/15/11	7,690	7,917,470
New York St Thruway Auth (New York St Thruway Auth Gen) 4.00%, 7/15/11	6,555	6,841,060
NPFGC Series H 5.00%, 1/01/11	3,900	4,030,221
New York St Thruway Auth (New York St Thruway Auth Hwy & Brdg) Series A 5.00%, 4/01/11	5,000	5,224,100
NPFGC 5.00%, 4/01/11	1,100	1,147,520
5.50%, 4/01/12	4,785	5,202,443
New York St UDC AGM Series D 5.75%, 1/01/15 (Prerefunded/ETM)	1,390	1,444,919

Schedule of Investments—Short Duration New York Municipal Portfolio	9

Principal Amount (000)		U.S. $ Value

New York St UDC (New York St Lease Corr & Youth Fac) Series A 5.50%, 1/01/17(a)	$4,000	$4,137,640
Onondaga Cnty NY GO 4.00%, 3/01/11	2,645	2,733,158
Suffolk Cnty NY GO Series Series C 3.50%, 10/15/11	6,850	7,113,793
Tobacco Settlement Fin Corp. NY (New York St Lease Tobacco Asset Sec) Series 2008 5.00%, 6/01/11	2,300	2,408,422
Series A-1 5.50%, 6/01/15	1,540	1,551,196
Series B-1C 5.50%, 6/01/14	2,800	2,803,360
Triborough Brdg & Tunl Auth NY Series 01A 5.00%, 1/01/32 (Prerefunded/ETM)	7,020	7,526,002
Troy NY IDA (Rensselaer Polytechnic Inst) 5.00%, 9/01/37(a)	2,280	2,312,900

		175,934,136

California–3.7%
California Statewide CDA (California GO) Series 2009 5.00%, 6/15/13	3,600	3,867,444
Pasadena CA COP AMBAC Series 1993 5.35%, 2/01/14	5,540	5,775,284

		9,642,728

Delaware–0.1%
Bridgeville DE Spl Obl (Heritage Shores Spl Devel Dist DE) Series B 5.125%, 7/01/35	277	199,288

Florida–3.3%
Citizens Ppty Ins Corp. FL Series 2010 A 5.00%, 6/01/13(e)	3,000	3,186,540
Dupree Lakes CDD FL 5.00%, 11/01/10	50	41,108
Durbin Crossing CDD FL Series 1 5.25%, 11/01/15	205	132,067
Florida Hurricane Catastr Fd Fin Corp. NPFGC 5.00%, 7/01/11	2,860	2,986,040
Florida Rural Util Fin Comm Series B 4.00%, 11/01/11	1,395	1,395,363

Principal Amount (000)		U.S. $ Value

Hammock Bay CDD FL Series B 5.375%, 5/01/11	$55	$54,524
Landmark at Doral CDD FL Series B 5.20%, 5/01/15(c)(f)	255	84,260
New River CDD FL Series B 5.00%, 5/01/13(c)(f)	265	98,310
Overoaks CDD FL Series 4B 5.125%, 5/01/09(f)	220	108,563
Parkway Center CDD FL Series B 5.625%, 5/01/14	230	165,984
Paseo CDD FL Series B 4.875%, 5/01/10(c)(f)	480	200,198

		8,452,957

Georgia–1.8%
Burke Cnty GA Dev Auth (Oglethorpe Power Corp.) Series F 6.50%, 1/01/39(a)	4,365	4,594,206

Guam–0.1%
Guam Wtrworks Auth COP 5.18%, 7/01/15 (Prerefunded/ETM)	234	234,791

Illinois–0.1%
Cortland IL SSA #10 5.125%, 3/01/14	180	164,785
Pingree Grove SSA #1 IL (Pingree Grove SSA #1 Cambridge) Series 5-1 5.25%, 3/01/15	100	90,597

		255,382

Louisiana–0.2%
Coves of The Highland CDD LA 5.60%, 11/01/21(c)(f)	270	48,878
Isabella Lakes CDD LA 6.00%, 8/01/22	255	169,506
Juban Parc LA CDD (Juban Parc CDD LA) 5.15%, 10/01/14	115	107,893
Whispering Springs CDD LA 5.20%, 10/01/21	120	81,365

		407,642

Nevada–0.0%
Henderson NV LID # T-16 (Henderson NV LID # T-16 Falls) 4.75%, 3/01/13	40	21,878

New Jersey–0.5%
Tobacco Settlement Auth NJ 5.75%, 6/01/32 (Prerefunded/ETM)	1,290	1,386,969

10	Sanford C. Bernstein Fund, Inc.—2010 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

North Carolina–1.3%
North Carolina Eastern Mun Pwr Agy Series A 5.50%, 1/01/11	$3,400	$3,504,958

Pennsylvania–1.2%
Beaver Cnty PA IDA (Cleveland Electric Illum) 7.125%, 6/01/28(a)	1,000	1,048,440
Pennsylvania Econ Dev Fin Auth (PPL Electric Utilities Corp.) 4.85%, 10/01/23(a)	2,180	2,201,211

		3,249,651

Puerto Rico–4.0%
Puerto Rico GO FGIC 5.50%, 7/01/11	2,935	3,062,291
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) Series M 5.50%, 7/01/10	950	957,885
Puerto Rico Pub Fin Corp. Series 2002 E 5.50%, 8/01/29 (Prerefunded/ETM)	1,065	1,148,964
Puerto Rico Sales Tax Fin Corp. Series 2009A 5.00%, 8/01/39(a)	4,905	5,129,649

		10,298,789

Utah–2.0%
Intermountain Pwr Agy UT Series 2009A 5.00%, 7/01/11	5,000	5,233,000

Virginia–0.1%
Broad Street CDA VA 7.125%, 6/01/15	189	183,876

West Virginia–0.3%
West Virginia EDA (Appalachian Power Company) 7.125%, 12/01/38(a)	770	775,575

Total Long-Term Municipal Bonds (cost $223,554,502)		224,375,826

Short-Term Municipal Notes–1.7%
New York–1.7%
Long Island Pwr Auth NY 0.29%, 5/01/33(a)(g)	1,500	1,500,000
Metropolitan Trnsp Auth NY 0.32%, 11/01/26(a)(g)	300	300,000
New York NY Trnsl Fin Auth 0.29%, 11/01/22(a)(g)	2,000	2,000,000
0.35%, 5/01/28(a)(g)	700	700,000

Total Short-Term Municipal Notes (cost $4,500,000)		4,500,000

Total Municipal Obligations (cost $228,054,502)		228,875,826

Principal Amount (000)		U.S. $ Value

AGENCIES–9.2%
Federal Home Loan Bank 2.25%, 4/13/12 (cost $23,640,117)	$23,375	$23,869,171

SHORT-TERM INVESTMENTS–1.9%
Time Deposit–1.9%
State Street Time Deposit 0.01%, 4/01/10 (cost $4,897,000)	4,897	4,897,000

Total Investments—99.2% (cost $256,591,619)		257,641,997

Other assets less liabilities—0.8%		2,201,232

Net Assets—100.0%		$259,843,229

(a)	Variable rate coupon, rate shown as of March 31, 2010.
(b)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2010.
(c)	Illiquid security.
(d)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2010 and the aggregate market value of this security amounted to $1,876,900 or 0.72% of net assets.
(e)	When-Issued or delayed delivery security.
(f)	Security is in default and is non-income producing.
(g)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of March 31, 2010, the Portfolio held 18.5% of net assets in insured bonds (of this amount 7.1% represents the Portfolio’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CDA—Community Development Authority

CDD—Community Development District

COP—Certificate of Participation

EDA—Economic Development Agency

ETM—Escrowed to Maturity

FGIC—Financial Guaranty Insurance Company

GO—General Obligation

HFA—Housing Finance Authority

IDA—Industrial Development Authority/Agency

LID—Local Improvement District

MFHR—Multi-Family Housing Revenue

NPFGC—National Public Finance Guarantee Corporation

NPFGC-RE—National Public Finance Guarantee Corporation reinsuring FGIC

SD—School District

SSA—Special Services Area

See notes to financial statements.

Schedule of Investments—Short Duration New York Municipal Portfolio	11

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Diversified Municipal Portfolio

March 31, 2010 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–90.2%
Long-Term Municipal Bonds–90.0%
Alabama–2.3%
Alabama Pub Sch & Clg Auth Series 2009 A 5.00%, 5/01/16–5/01/17	$86,830	$97,119,961
Jefferson Cnty AL Lt Sch Wts Series A 5.25%, 1/01/11	1,700	1,646,059
Jefferson Cnty AL Swr FGIC Series 02 5.00%, 2/01/41 (Prerefunded/ETM)	7,725	8,322,374
FGIC Series 02B 5.00%, 2/01/41 (Prerefunded/ETM)	12,105	13,156,803
FGIC Series D 5.00%, 2/01/42 (Prerefunded/ETM)	5,900	6,412,651

		126,657,848

Arizona–1.5%
Arizona Hlth Fac Auth (Phoenix Children’s Hospital) 1.29%, 2/01/42(a)	18,025	16,673,125
Arizona School Fac Brd COP NPFGC-RE Series A-1 5.00%, 9/01/15	1,765	1,956,520
Arizona Tourism & Sports Auth (Arizona Tourism/Sports Spl Tax) 5.00%, 7/01/15–7/01/16	3,815	3,859,573
Arizona Trans Brd Fed Hwy Grant Series 2009A 5.00%, 7/01/15	16,810	19,018,666
Arizona Trnsp Brd Highway 5.00%, 7/01/14–7/01/15	15,980	18,236,608
Maricopa Cnty AZ IDA MFHR (Steeplechase Apts) Series B 6.25%, 12/01/20	1,660	1,502,632
Phoenix AZ Civic Impt Corp. (Phoenix AZ Transit Excise Tax) AMBAC 5.00%, 7/01/10–7/01/14	7,835	8,439,865
Phoenix AZ Civic Impt Corp. (Phoenix AZ Wastewater) NPFGC 5.00%, 7/01/14	5,000	5,606,200
Pima Cnty AZ IDA (Global Water Resources) 5.45%, 12/01/17	2,550	2,393,251

Principal Amount (000)		U.S. $ Value

Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	$1,525	$1,430,603
Salt Verde Fin Corp. Gas (Citigroup, Inc.) Series 2007 5.25%, 12/01/21	1,430	1,409,093
Vistancia CFD AZ GO 5.55%, 7/15/10	500	503,160
Watson Road CFD AZ 4.85%, 7/01/10	1,207	1,206,397

		82,235,693

California–5.0%
California Econ Recovery (California Econ Rec Spl Tax) Series 2009 A 5.00%, 7/01/19	16,765	18,346,107
Series A 5.00%, 7/01/20	5,675	6,164,128
5.25%, 1/01/11–7/01/12	14,430	15,591,324
California GO 5.00%, 2/01/11–5/01/17	96,110	104,046,197
6.00%, 2/01/11	15,760	16,445,087
Series 2008 5.00%, 4/01/18	5,000	5,300,300
Series 2009 5.25%, 10/01/20	5,085	5,384,863
California Statewide CDA (California GO) Series 2009 5.00%, 6/15/13	60,095	64,559,458
Fremont CA USD GO AGM Series B 5.00%, 8/01/27	1,000	1,035,790
Fresno CA USD GO NPFGC Series A 6.00%, 2/01/20	3,255	3,562,500
Golden St Tobacco Sec CA FGIC 5.50%, 6/01/33 (Prerefunded/ETM)	5,000	5,618,450
Sacramento CA Fin Auth (Sacramento CA Lease) Series B 5.40%, 11/01/20	1,000	1,047,850
Sacramento CA Mun Util Dist NPFGC Series G 6.50%, 9/01/13	1,035	1,118,690
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) Series 2009 E 5.25%, 5/01/22–5/01/23	10,295	11,087,591
NPFGC-RE Series 2006 32F 5.25%, 5/01/18	3,700	4,126,906

12	Sanford C. Bernstein Fund, Inc.—2010 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Vernon CA Elec Sys Series A 5.25%, 8/01/14	$12,110	$13,438,830

		276,874,071

Colorado–2.0%
Baptist Rd Rural Trnsp Auth Co. (Baptist Road Co. Sales & Use) 4.80%, 12/01/17	310	248,192
Colorado DOT NPFGC Series B 5.50%, 6/15/13–6/15/14	8,300	9,510,674
NPFGC-RE Series B 5.00%, 12/15/13	9,200	10,352,024
Denver CO City & Cnty Arpt (Denver Intl Airport) Series 2010 A 5.00%, 11/15/21–11/15/23	19,630	20,732,225
Series A-1 5.00%, 11/15/11–11/15/12	37,960	40,447,545
5.25%, 11/15/13	11,305	12,273,273
Mun Subdist No Co. Wtr Dist (U.S. Government Securities) AMBAC Series J 5.00%, 12/01/13	7,295	8,007,940
PV Wtr & San Met Dist Co. Series 06 Zero Coupon 12/15/17(b)	13,168	7,051,201
Todd Creek Farms Met Dist #1 Co. 4.75%, 12/01/09(c)	2,185	986,484

		109,609,558

Connecticut–0.3%
Connecticut Res Rec Auth (Mid-Connecticut Sys Proj) NPFGC Series A 5.375%, 11/15/10	925	926,739
Connecticut Spl Tax Obl (Connecticut Trnsp Prog Spl Tax) AGM Series B 5.375%, 10/01/10–/01/13	11,180	11,632,098
Univ of Connecticut Student Fee NPFGC-RE Series A 5.25%, 11/15/17	3,065	3,327,946

		15,886,783

Delaware–0.1%
Delaware Trnsp Auth NPFGC 5.00%, 7/01/11	3,680	3,882,842

District of Columbia–0.7%
District of Columbia GO AGM Series C 5.00%, 6/01/14	5,790	6,595,273
District of Columbia HFA SFMR (District of Columbia HFA) Series A 6.25%, 12/01/28	500	500,650

Principal Amount (000)		U.S. $ Value

District of Columbia Wtr & Swr Auth (Dist of Columbia Wtr & Swr) AGM 6.00%, 10/01/16	$1,635	$1,942,282
Metro Washington Arpt Auth VA Series 2008A 5.50%, 10/01/14	4,140	4,578,716
Series A 5.50%, 10/01/12–10/01/18	16,370	17,691,328
NPFGC Series 2005 A 5.25%, 10/01/15	5,000	5,477,700

		36,785,949

Florida–8.9%
Beacon Tradeport CDD FL Series B 7.125%, 5/01/22	2,410	2,488,084
Bonnet Creek Resort CDD FL 7.125%, 5/01/12	760	731,910
Brevard Cnty FL Sch Brd AMBAC 5.00%, 7/01/26 (Prerefunded/ETM)	5,000	5,449,250
Broward Cnty FL Arpt Sys NPFGC Series E 5.25%, 10/01/10	2,065	2,078,608
Broward Cnty FL Sch Brd COP NPFGC-RE Series A 5.00%, 7/01/13–7/01/14	7,190	7,805,793
Chapel Creek FL CDD Series B 5.25%, 5/01/15(b)(c)	3,660	1,722,103
Citizens Ppty Ins Corp. FL Series A-1 5.00%, 6/01/11	46,820	48,740,088
NPFGC Series A 5.00%, 3/01/14–3/01/16	103,100	108,264,985
Collier Cnty FL Sch Brd COP AGM 5.00%, 2/15/16	5,000	5,424,250
Dade Cnty FL SD GO NPFGC Series 94 5.00%, 8/01/12	8,060	8,639,353
Dupree Lakes CDD FL 5.00%, 11/01/10	200	164,434
Durbin Crossing CDD FL Series 1 5.25%, 11/01/15	1,490	959,903
Fishhawk CDD #2 FL Series B 5.00%, 5/01/12	1,985	1,669,107
Florida Brd of Ed GO 9.125%, 6/01/14 (Prerefunded/ETM)	150	188,040
Florida Brd of Ed GO (Florida GO) 9.125%, 6/01/14	790	880,423

Schedule of Investments—Diversified Municipal Portfolio	13

Principal Amount (000)		U.S. $ Value

Series A 5.00%, 6/01/12–1/01/16	$44,370	$49,303,913
Series B 5.00%, 1/01/12–1/01/16	18,220	19,785,620
Series D 5.00%, 6/01/12	4,610	4,981,105
NPFGC-RE Series G 5.25%, 6/01/11	2,125	2,231,505
Florida Brd of Ed Lottery NPFGC Series 2002C 5.00%, 1/01/17	3,740	3,997,948
NPFGC Series C 5.25%, 1/01/11	4,660	4,772,399
Florida Dept Envrn Protn FL Forever (Florida Documentary Stamp Tax) AMBAC 5.00%, 7/01/15	4,825	5,286,704
AMBAC Series A 5.00%, 7/01/13–7/01/14	12,095	13,208,206
NPFGC Series B 5.00%, 7/01/15	6,095	6,678,231
NPFGC-RE Series A 5.00%, 7/01/18	3,435	3,587,480
Florida GO Series 2009 B 5.00%, 7/01/17	3,245	3,684,503
Florida Hurricane Catastr Fd Fin Corp. Series 2008A 5.00%, 7/01/13	20,000	21,706,600
Series A 5.00%, 7/01/11	32,320	33,744,342
Florida Turnpike Auth (Florida Turnpike) AGM Series A 5.00%, 7/01/12	6,375	6,913,688
NPFGC-RE Series A 5.00%, 7/01/11	1,020	1,075,049
Hammock Bay CDD FL Series B 5.375%, 5/01/11	60	59,480
Harbor Bay CDD FL Series B 6.35%, 5/01/10	965	874,744
Heritage Plantation CDD FL Series B 5.10%, 11/01/13(b)	3,545	1,659,025
Jacksonville FL Elec Auth Series 2009 G 5.00%, 10/01/19	2,695	2,879,661
Series 2009B 5.00%, 10/01/15	5,780	6,204,483
Lake Ashton II CDD FL Series B 4.875%, 11/01/10	885	723,567
5.00%, 11/01/11(b)(c)	6,810	2,683,957

Principal Amount (000)		U.S. $ Value

Lakewood Ranch Stwdshp Dist FL Series B 5.00%, 5/01/13	$500	$400,165
Landmark at Doral CDD FL Series B 5.20%, 5/01/15(b)(c)	4,535	1,498,500
Live Oak CDD FL Series 2010 7.36%, 11/01/20	3,225	3,112,641
Main Str CDD FL Series B 6.90%, 5/01/17	10,000	9,327,200
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 6.75%, 11/15/24	6,990	6,868,584
Miami-Dade Cnty FL SD GO NPFGC 5.00%, 2/15/13	3,325	3,585,314
NPFGC Series 1996 4.75%, 7/15/10	11,215	11,328,384
NPFGC Series 1997 5.00%, 2/15/15	2,455	2,664,927
Midtown Miami CDD FL Series 04A 6.00%, 5/01/24	3,915	3,664,205
Miromar Lakes CDD FL Series 00A 7.25%, 5/01/12	1,690	1,633,875
Orange Cnty FL Sales Tax NPFGC-RE Series A 5.00%, 1/01/13	5,520	5,928,038
Overoaks CDD FL Series 4B 5.125%, 5/01/09(c)	2,365	1,167,057
Parkway Center CDD FL Series B 5.625%, 5/01/14	3,965	2,861,422
Paseo CDD FL 5.00%, 2/01/11(b)(c)	2,015	829,394
Series B 4.875%, 5/01/10(b)(c)	4,180	1,743,394
Quarry CDD FL (The) 5.25%, 5/01/16	765	627,078
Riverwood Estates CDD FL Series B 5.00%, 5/01/13(b)(c)	1,960	392,000
Sarasota Cnty FL Util Sys NPFGC-RE Series C 5.25%, 10/01/21	2,000	2,116,880
Shingle Creek FL CDD 5.75%, 5/01/15(b)(c)	3,865	1,561,962
South Bay CDD FL Series 05B-2 5.375%, 5/01/13(b)(c)	2,900	970,804
Series B-1 5.125%, 11/01/09(c)	1,070	325,066

14	Sanford C. Bernstein Fund, Inc.—2010 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Stoneybrook CDD FL Series B 5.45%, 11/01/15(b)	$7,075	$3,190,825
Sunrise FL Util Sys AMBAC 5.50%, 10/01/13	2,445	2,653,485
Sweetwater Creek CDD FL Series B-1 5.30%, 5/01/17(b)	990	655,212
Series B-2 5.125%, 5/01/13(b)	2,935	2,023,683
Tampa FL Occuptl License Tax NPFGC-RE Series A 5.375%, 10/01/17–10/01/18	8,110	8,574,640
Tampa FL Wtr & Swr Sys Series A 5.25%, 10/01/18	1,160	1,222,153
Tampa Hillsboro Cnty FL Expwy Auth AMBAC 5.00%, 7/01/12	8,575	9,146,266
Tern Bay CDD FL Series B 5.00%, 5/01/15(b)(c)	2,570	822,400
Venetian CDD FL Series B 5.95%, 5/01/12	230	223,054
Verano CDD FL Series B 5.00%, 11/01/12–11/01/13	4,745	3,244,545
Villages of Westport CDD FL Series 05A 5.125%, 5/01/15	1,605	1,317,898
Waterford Estates CDD FL 5.125%, 5/01/13(b)(c)	2,000	671,080
Waterset North CDD FL Series B 6.55%, 11/01/15	7,015	4,400,299
Westchester CDD FL 6.00%, 5/01/23	4,290	3,320,417

		495,321,388

Georgia–2.2%
Gainesville GA Redev Auth (Gainesville GA GO) Series 2009B 5.00%, 11/15/13	1,550	1,724,235
Georgia Mun Elec Auth Series 2010 B 5.00%, 1/01/16–1/01/20	43,500	47,775,960
AGM Series A 5.25%, 1/01/14	4,230	4,647,078
NPFGC Series A 5.25%, 1/01/14–11/01/21	6,625	7,146,851
Main Street Nat Gas, Inc. (JP Morgan Chase) Series 2006A 5.00%, 3/15/18	1,960	2,058,157

Principal Amount (000)		U.S. $ Value

Series A 5.00%, 3/15/11–3/15/17	$34,240	$35,790,143
Main Street Nat Gas, Inc. (Merrill Lynch & Co., Inc.) Series B 5.00%, 3/15/12–3/15/13	8,905	9,374,489
Metro Atlanta Rapid TRAN Auth GA NPFGC-RE Series A 5.00%, 7/01/12–7/01/13	11,630	12,806,119

		121,323,032

Guam–0.2%
Guam GO Series 2009A 5.75%, 11/15/14	4,000	4,293,480
Guam Wtrworks Auth COP 5.18%, 7/01/15 (Prerefunded/ETM)	5,600	5,609,695
Guam Wtrworks Auth COP (Guam Govt Wtrwks) 5.00%, 7/01/10	2,055	2,061,165
Series 05 5.00%, 7/01/13	1,345	1,391,981

		13,356,321

Hawaii–1.4%
Hawaii GO AGM 5.50%, 2/01/21	1,470	1,543,882
AGM Series CX 5.50%, 2/01/17	4,055	4,297,489
5.50%, 2/01/21 (Prerefunded/ETM)	1,070	1,159,013
AMBAC 5.00%, 7/01/15	17,320	19,834,691
AMBAC Series DG 5.00%, 7/01/14	37,695	42,757,439
Honolulu HI Wstwtr Sys Series 2009 A 5.00%, 7/01/21–7/01/22	6,900	7,435,150

		77,027,664

Illinois–4.4%
Bolingbrook IL Sales Tax 5.75%, 1/01/15(d)	3,390	2,208,280
Chicago IL Brd of Ed COP (Chicago IL Brd of Ed GO) NPFGC Series A 6.25%, 1/01/11	1,880	1,957,024
Chicago IL GO AGM Series A 5.00%, 1/01/12	5,760	6,133,824
Chicago IL Park Dist Hbr 5.875%, 1/01/13 (Prerefunded/ETM)	1,780	1,851,681
5.875%, 1/01/14 (Prerefunded/ETM)	1,920	1,997,318

Schedule of Investments—Diversified Municipal Portfolio	15

Principal Amount (000)		U.S. $ Value

5.875%, 1/01/15 (Prerefunded/ETM)	$2,035	$2,116,949
Chicago IL Pub Bldg Comm AMBAC 5.25%, 3/01/21 (Prerefunded/ETM)	4,000	4,455,880
Chicago IL Pub Bldg Comm (Chicago IL Park Dist GO) NPFGC-RE Series A 5.375%, 1/01/13	2,510	2,527,093
Chicago IL Sales Tax AGM 5.00%, 1/01/16	5,000	5,468,300
Chicago IL Tax Increment (Kingsbury Redev Proj) Series A 6.57%, 2/15/13	1,350	1,340,874
Chicago IL Trnsp Auth Fed GAN (Chicago Federal Highway Grant) AMBAC Series 2004 5.25%, 6/01/13	2,520	2,755,217
AMBAC Series A 5.25%, 6/01/10	4,570	4,602,127
Chicago IL Wstwtr NPFGC Series B 5.25%, 1/01/15	4,225	4,673,061
Cortland IL Spl Tax (Sheaffer Sys Proj Assmt) 5.50%, 3/01/17(b)	5,078	3,044,109
Du Page Cnty IL GO 5.60%, 1/01/21	8,655	10,033,395
Illinois Civic Ctr Spl Tax AMBAC 6.25%, 12/15/20	3,135	3,552,958
Illinois Dev Fin Auth (Adventist Health Sys/Sunbelt) NPFGC Series B 2.242%, 1/01/19(e)	5,730	5,022,460
Illinois Dev Fin Auth (Illinois SRF) Series 2002 5.25%, 3/01/12	5,825	6,292,689
Illinois GO 5.00%, 1/01/13	1,510	1,630,407
Series 2006 A 5.00%, 6/01/15	4,875	5,361,525
Series 2010 5.00%, 1/01/17–1/01/19	70,955	76,549,316
AGM 5.00%, 9/01/14	5,550	6,122,483
AGM Series A 5.25%, 10/01/13	7,785	8,607,952
AMBAC 5.00%, 4/01/11–11/01/14	8,765	9,533,043
AMBAC Series B 5.00%, 3/01/13–3/01/14	16,355	17,808,223

Principal Amount (000)		U.S. $ Value

NPFGC 5.25%, 4/01/11–10/01/21	$8,275	$8,645,010
5.375%, 7/01/10	8,985	9,083,565
5.75%, 12/01/13 (Prerefunded/ETM)	2,390	2,474,869
NPFGC Series B 5.00%, 3/01/15	5,000	5,415,450
Illinois Sales Tax Series Q 6.00%, 6/15/12	3,225	3,405,149
Pingree Grove SSA #1 IL (Pingree Grove SSA #1 Cambridge) Series 5-1 5.25%, 3/01/15	1,294	1,172,325
Regional Trnsp Auth IL Sales Tax NPFGC Series A 5.00%, 7/01/16	5,285	5,856,520
NPFGC-RE Series B 5.50%, 6/01/17	1,025	1,164,790
NPFGC-RE Series C 7.75%, 6/01/20	1,005	1,273,325
Univ of Illinois COP AMBAC Series A 5.50%, 8/15/18 (Prerefunded/ETM)	2,340	2,496,850
Will & Kendall Cnty CSD #202 IL GO NPFGC-RE 5.00%, 1/01/14–1/01/16	8,705	9,412,470

		246,046,511

Indiana–0.4%
Allen Cnty IN Juv Justice Ctr (Allen Cnty IN Lease Just Ctr) AMBAC 5.50%, 1/01/18	1,575	1,617,871
Indianapolis IN Gas Util Series A 5.00%, 8/15/30	7,670	8,222,317
Indianapolis IN Loc Bond Bank Series B 6.00%, 1/10/13	3,385	3,630,209
Jasper Cnty IN PCR (No. Indiana Pub Serv Company) NPFGC 5.60%, 11/01/16	6,270	6,750,533

		20,220,930

Kansas–0.3%
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Sales Tax) Series B 4.75%, 12/01/16	1,570	1,580,488

16	Sanford C. Bernstein Fund, Inc.—2010 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Util Sys) AMBAC Series 2004 5.65%, 9/01/13–9/01/14	$11,960	$13,364,127

		14,944,615

Kentucky–0.2%
Kentucky Asset Liability Comm (Kentucky Federal Highway Grant) NPFGC 5.00%, 9/01/16	5,000	5,603,200
Kentucky Prop & Bldg Comm (Kentucky Lease Prop & Bldg) NPFGC-RE 5.00%, 3/01/13–3/01/14	7,970	8,766,740

		14,369,940

Louisiana–2.4%
Coves of The Highland CDD LA 5.60%, 11/01/21(b)(c)	4,025	728,646
DE Soto Parish LA PCR (International Paper Company) Series A-2 5.00%, 10/01/12	4,700	4,951,262
E. Morial New Orleans Exhib Hall LA AMBAC Series A 5.25%, 7/15/20 (Prerefunded/ETM)	3,450	3,874,833
Jefferson LA Sales Tax Dist Series 2009B 5.00%, 12/01/20	3,415	3,795,909
Lakeshore Vlgs Master CDD LA 5.25%, 7/01/17(b)	9,814	7,831,866
Louisiana Agric Fin Auth (Louisiana Agric Fin Auth Lease) 5.25%, 9/15/17	21,770	20,888,750
Louisiana Citizens Ppty Ins Corp. AMBAC Series B 5.25%, 6/01/14	1,770	1,881,634
Louisiana GO AGM 5.00%, 5/01/16	15,305	17,354,799
AGM Series C 5.00%, 5/01/13–5/01/15	22,765	25,351,743
AMBAC Series A 5.00%, 10/15/12	11,965	13,067,335
Louisiana Loc Govt Envrn Fac & CDA (Cargo Acquisition Group) Series 02 6.65%, 1/01/25	505	474,725
Louisiana St Office Facs Corp. (Louisiana Lease St off Bldg) 5.00%, 3/01/13–3/01/18	13,405	14,419,836

Principal Amount (000)		U.S. $ Value

Morehouse Parish LA PCR (International Paper Company) Series A 5.25%, 11/15/13	$7,340	$7,763,958
New Orleans LA GO NPFGC 5.25%, 12/01/20	5,845	6,008,426
Orange Grove CDD LA 5.30%, 11/01/21	1,745	1,240,887
Terrebonne Parish LA Wtrwks AMBAC Series A 5.25%, 11/01/23	2,000	2,086,120

		131,720,729

Massachusetts–2.2%
Massachusetts Bay Trnsp Auth Series A 5.25%, 7/01/20 (Prerefunded/ETM)	3,600	3,922,344
Massachusetts Bay Trnsp Auth (Massachusetts GO) Series A 5.50%, 3/01/12	1,810	1,899,704
Massachusetts GO Series A 5.50%, 1/01/11	1,305	1,352,867
Series B 5.00%, 8/01/12	17,750	19,382,113
Series C 5.00%, 5/01/12	8,175	8,857,122
5.75%, 10/01/14 (Prerefunded/ETM)	3,325	3,412,115
NPFGC Series 2004 5.50%, 12/01/19	7,720	9,099,873
NPFGC Series D 5.375%, 8/01/22 (Prerefunded/ETM)	2,495	2,733,722
5.375%, 8/01/22 (Prerefunded/ETM)	110	120,525
5.50%, 11/01/12	20,050	22,316,652
Massachusetts Hlth & Ed Facs Auth (Caregroup, Inc.) Series E2 5.00%, 7/01/12–7/01/17	21,980	22,690,483
Massachusetts Hlth & Ed Facs Auth (Harvard Univ) Series N 6.25%, 4/01/20	2,820	3,550,239
Massachusetts Wtr Poll Abatmnt Series B 5.25%, 8/01/14 (Prerefunded/ETM)	995	1,110,738
Massachusetts Wtr Poll Abatmnt (Massachusetts SRF) Series A 5.125%, 2/01/16	3,460	3,466,955

Schedule of Investments—Diversified Municipal Portfolio	17

Principal Amount (000)		U.S. $ Value

Series B 5.25%, 8/01/14	$60	$66,268
Univ of Massachusetts Bldg Auth (Univ of Massachusetts Lease) AMBAC 5.00%, 11/01/18	18,690	20,087,264

		124,068,984

Michigan–1.9%
Detroit MI City SD GO AMBAC Series A 6.50%, 5/01/10	1,065	1,068,525
Detroit MI Swr Disp NPFGC Series B 6.00%, 7/01/10	2,510	2,521,245
Detroit MI Wtr Supply Sys FGIC Series A 5.25%, 7/01/33 (Prerefunded/ETM)	5,155	5,437,185
Grand Rapids MI Wtr Supply Sys NPFGC-RE 5.75%, 1/01/12	2,100	2,174,676
Lansing MI Cmnty Clg GO FGIC 5.50%, 5/01/16 (Prerefunded/ETM)	3,515	3,843,477
Michigan Bldg Auth (Michigan Lease Fac Prog) Series 2009 I 5.00%, 10/15/12–10/15/15	25,100	27,144,552
NPFGC Series 2004 5.375%, 10/01/13	1,805	1,968,389
Michigan COP NPFGC 5.375%, 9/01/19 (Prerefunded/ETM)	4,775	5,090,198
Michigan Mun Bond Auth (Michigan Mun Bond Sch Ln Prog) Series A 5.25%, 12/01/10	5,215	5,374,475
Michigan Pub Pwr Agy (Belle River Proj) NPFGC 5.25%, 1/01/14	3,380	3,733,615
Michigan Trunk Line Spl Tax Series 2009 5.00%, 11/01/19–11/01/23	11,510	12,522,125
AGM Series 05B 5.00%, 9/01/11	5,130	5,376,035
AGM Series A 5.50%, 11/01/18 (Prerefunded/ETM)	1,110	1,193,194
AGM Series B 5.00%, 9/01/13	2,055	2,268,206
NPFGC-RE 5.00%, 11/01/12	4,130	4,487,493
5.25%, 11/01/13	5,000	5,586,350

Principal Amount (000)		U.S. $ Value

Walled Lake MI Cons SD GO 5.75%, 5/01/13 (Prerefunded/ETM)	$2,000	$2,007,540
Wayne State Univ MI Series 2009 A 5.00%, 11/15/21–11/15/23	14,100	15,236,487

		107,033,767

Minnesota–0.3%
Minneapolis-St Paul MN Metro Arpt Commn (Minneapolis-St Paul MN Intl Arpt) Series B 5.00%, 1/01/14	2,175	2,330,752
Minnesota Mun Pwr Agy Elec 4.50%, 10/01/12	2,395	2,544,304
Southern MN Muni Pwr Agy AMBAC Series A 5.25%, 1/01/16	6,820	7,600,003
St. Paul MN Hsg & Redev Auth (Healtheast) 5.15%, 11/15/20	2,770	2,618,176
5.75%, 11/15/21	1,750	1,720,828

		16,814,063

Missouri–0.2%
Jackson Cnty MO Pub Bldg Corp. 5.00%, 12/01/25	1,955	2,040,531
Kansas City MO Mun Assist Corp. NPFGC-RE 5.00%, 4/15/13	7,215	7,873,874

		9,914,405

Nebraska–0.2%
Nebraska Pub Pwr Dist NPFGC Series B 5.00%, 1/01/11	10,355	10,685,117

Nevada–4.1%
Clark Cnty NV Airport PFC (Mccarran Airport) Series 2008 5.00%, 7/01/12	2,745	2,926,005
5.25%, 7/01/17	16,695	18,179,853
Series A 5.00%, 7/01/13–7/01/14	8,225	8,928,467
Clark Cnty NV Arpt (Mccarran Airport) AGM Series 2009 C 5.00%, 7/01/24	9,060	9,329,535
Clark Cnty NV GO AGM Series A 5.00%, 6/01/12	8,695	9,354,429
AGM Series B 5.00%, 6/01/12–6/01/13	12,325	13,397,576
AMBAC 5.00%, 11/01/15–11/01/16	17,095	18,931,700

18	Sanford C. Bernstein Fund, Inc.—2010 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

AMBAC Series A 6.50%, 6/01/17	$1,760	$2,088,997
Clark Cnty NV Motor Vehicle Fuel Tax AMBAC 5.00%, 7/01/14–7/01/16	26,270	29,108,903
Clark Cnty NV SD GO Series 2008 A 5.00%, 6/15/21	5,000	5,306,550
AGM 5.50%, 6/15/12	13,425	14,596,465
AGM Series C 5.00%, 6/15/19	22,380	24,193,675
5.25%, 6/15/13	8,800	9,734,472
NPFGC Series C 5.00%, 6/15/13	5,595	6,145,940
NPFGC Series D 5.25%, 6/15/12	5,000	5,417,350
NPFGC-RE Series A 5.00%, 6/15/17	27,880	30,330,373
5.25%, 6/15/14	5,505	6,173,637
Clark Cnty NV SID #142 (Clark Cnty NV SID #142 Mtns Edg) 5.00%, 8/01/10	3,300	3,296,799
5.30%, 8/01/11	1,520	1,519,681
Clark Cnty NV SID #151 (Clark Cnty NV SID #151 Summerlin) 4.40%, 8/01/12	190	176,514
Henderson NV LID # T-16 (Henderson NV LID # T-16 Falls) 4.75%, 3/01/13	970	530,532
Las Vegas NV SID #607 (Las Vegas NV SID #607 Provdnce) 5.15%, 6/01/11	1,990	1,985,682
Nevada GO Series 2008C 5.00%, 6/01/15	4,555	5,106,884
Series 2009 B 5.00%, 5/01/14	1,790	1,989,961

		228,749,980

New Hampshire–0.1%
New Hampshire Hlth & Ed Fac Auth (Univ of New Hampshire) AMBAC 5.375%, 7/01/20	7,090	7,487,465

New Jersey–6.9%
Garden St Presv Trust NJ AGM Series 05A 5.80%, 11/01/17	2,325	2,724,179
New Jersey COP (New Jersey COP Equip Purchase) Series A 5.00%, 6/15/13–6/15/14	7,320	8,011,480

Principal Amount (000)		U.S. $ Value

New Jersey EDA (New Jersey Cigarette Tax) AGM Series 4 5.00%, 6/15/10	$3,645	$3,677,368
FGIC 5.00%, 6/15/10	12,500	12,541,500
FGIC Series 4 5.00%, 6/15/11	4,690	4,761,288
New Jersey EDA (New Jersey Lease Sch Fac) Series W 5.00%, 3/01/15	2,325	2,582,517
NPFGC Series G 5.00%, 9/01/13–9/01/15	24,090	26,391,950
New Jersey EDA (New Jersey Market Transition) NPFGC Series 1A 5.00%, 7/01/11	11,795	12,289,564
New Jersey EDA (New Jersey Trnst Pj Lease) 5.00%, 5/01/15–5/01/16	55,310	61,471,949
New Jersey GO 5.00%, 6/01/16	4,570	5,200,888
NPFGC 5.50%, 8/01/11	3,530	3,757,438
NPFGC-RE 5.25%, 7/01/16	3,515	4,041,336
New Jersey Trnsp Trust Fund (New Jersey Trnsp Trust Fund) AGM Series C 5.75%, 12/15/12	5,000	5,547,200
AMBAC Series A 5.50%, 12/15/13	7,415	8,328,305
NPFGC Series A 5.25%, 12/15/11–12/15/13	36,640	40,264,204
NPFGC Series B 5.25%, 12/15/13–12/15/14	20,985	23,488,285
NPFGC-RE Series A 5.00%, 6/15/13–6/15/14	11,520	12,697,983
NPFGC-RE Series B 5.25%, 12/15/13	5,000	5,571,600
New Jersey Turnpike Auth (New Jersey Turnpike) NPFGC Series A 6.00%, 1/01/11	14,175	14,742,709
Tobacco Settlement Auth NJ 6.25%, 6/01/43 (Prerefunded/ETM)	22,020	25,346,341
6.75%, 6/01/39 (Prerefunded/ETM)	84,940	99,077,414

		382,515,498

New York–8.7%
New York NY GO 5.25%, 8/01/16	17,165	19,488,798
Series 04G 5.00%, 8/01/12	21,110	22,863,186

Schedule of Investments—Diversified Municipal Portfolio	19

Principal Amount (000)		U.S. $ Value

Series 2009 C 5.00%, 8/01/17–8/01/22	$18,190	$19,964,723
Series 4B 5.00%, 8/01/10	14,270	14,478,770
Series B 5.00%, 9/01/15	10,000	11,277,400
Series C 5.00%, 1/01/15–1/01/16	15,370	17,161,142
5.50%, 8/01/14	4,780	5,239,023
Series D 5.00%, 2/01/15–2/01/16	10,290	11,516,218
Series E 5.00%, 8/01/14–8/01/16	36,490	40,845,742
Series G 5.00%, 8/01/11	7,360	7,765,830
Series H 5.00%, 8/01/11	3,450	3,640,233
Series I 5.00%, 8/01/10	4,520	4,586,128
5.875%, 3/15/13	100	100,264
Series J 5.00%, 3/01/17	2,355	2,570,435
Series J-1 5.00%, 8/01/13	10,920	12,078,066
Series N 5.00%, 8/01/12	2,020	2,187,761
New York NY Trnsl Fin Auth 5.00%, 8/01/11	2,895	3,069,250
Series 2003 B 5.00%, 8/01/11 (Prerefunded/ETM)	2,005	2,125,681
Series B 5.25%, 2/01/29(d)	14,115	14,594,910
NPFGC Series D 5.25%, 2/01/20	2,360	2,556,328
NPFGC Series E 5.25%, 2/01/21–2/01/22	7,445	8,022,697
New York St Dormitory Auth (New York St Lease CUNY) Series 2008B 5.00%, 7/01/15–7/01/16	33,770	37,641,652
Series A 5.75%, 7/01/13	1,280	1,360,666
New York St Dormitory Auth (New York St Lease Mental Hlth) NPFGC Series 1998D 5.25%, 2/15/13	115	115,680
New York St Dormitory Auth (New York St Lease Svc Contract) Series 2009 A 5.00%, 7/01/19–7/01/24	25,050	27,030,253
New York St Dormitory Auth (New York St Pers Income Tax) Series 2009 G 5.00%, 3/15/19–3/15/21	13,865	15,560,423

Principal Amount (000)		U.S. $ Value

New York St Dormitory Auth (New York Univ) NPFGC Series A 6.00%, 7/01/18	$2,865	$3,416,455
New York St Dormitory Auth (Orange Regl Med Ctr) 6.00%, 12/01/13–12/01/16	14,030	14,611,635
Series 2008 5.50%, 12/01/11	3,000	3,065,310
New York St HFA MFHR (New York St HFA) Series B 4.05%, 11/01/10	1,685	1,695,835
New York St Thruway Auth AGM Series 2005A 5.00%, 3/15/18 (Prerefunded/ETM)	3,650	4,155,379
NPFGC Series A 5.00%, 4/01/21 (Prerefunded/ETM)	4,700	5,175,734
New York St Thruway Auth (New York St Lease Thruway Svc Contract) 5.00%, 4/01/17	37,425	41,562,708
Series 2009 5.00%, 4/01/18	10,000	11,096,000
New York St Thruway Auth (New York St Pers Income Tax) AGM Series 2005A 5.00%, 3/15/18	4,210	4,604,098
New York St Thruway Auth (New York St Thruway Auth Hwy & Brdg) NPFGC Series C 5.25%, 4/01/11	6,115	6,404,729
NPFGC-RE Series B 5.00%, 4/01/13–4/01/16	50,800	56,960,986
Tobacco Settlement Fin Corp. NY (New York St Lease Tobacco Asset Sec) Series 2008 5.00%, 6/01/12	5,935	6,420,720
Series B-1C 5.50%, 6/01/14	16,680	16,700,016

		483,710,864

North Carolina–3.3%
North Carolina Eastern Mun Pwr Agy Series 2009 B 5.00%, 1/01/17	1,020	1,129,762
Series A 5.00%, 1/01/14–1/01/15	9,410	10,381,534
5.50%, 1/01/11	4,070	4,195,641
6.00%, 1/01/26 (Prerefunded/ETM)	1,720	2,166,839
Series C 5.25%, 1/01/11	2,765	2,845,323

20	Sanford C. Bernstein Fund, Inc.—2010 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

North Carolina Infra Fin Corp. COP Series A 5.00%, 2/01/13	$4,295	$4,705,903
AGM Series A 5.00%, 2/01/13–2/01/15	22,430	24,966,504
North Carolina Mun Pwr Agy #1 5.25%, 1/01/14	15,545	17,479,886
5.50%, 1/01/13 (Prerefunded/ETM)	4,170	4,473,910
Series A 5.25%, 1/01/15–1/01/17	64,050	72,647,692
5.50%, 1/01/12–1/01/13	13,775	14,881,604
Series C 5.25%, 1/01/14–1/01/17	18,155	20,539,595
AMBAC Series A 5.25%, 1/01/15	5,450	5,852,755

		186,266,948

Ohio–0.9%
Cincinnati OH Wtr Series A 5.00%, 12/01/15	5,780	6,658,907
Cleveland OH Arpt Sys AMBAC Series 2006 A 5.00%, 1/01/23	3,145	3,202,333
5.25%, 1/01/20	2,315	2,439,292
Cleveland OH Wtrworks (Cleveland OH Wtr) NPFGC-RE Series K 5.25%, 1/01/13	5,000	5,329,800
Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC) Series A 7.00%, 8/01/21	4,130	3,988,919
Hamilton Cnty OH Sales Tax AMBAC Series B 5.75%, 12/01/12–12/01/13	1,310	1,346,820
5.75%, 12/01/13 (Prerefunded/ETM)	2,390	2,474,869
Ohio Bldg Auth (Ohio Lease Adult Corr Fac) 5.00%, 4/01/12	5,000	5,371,800
Ohio Bldg Auth (Ohio Lease Workers Comp Fac) NPFGC-RE Series A 5.00%, 4/01/12	7,265	7,782,922
Ohio GO Series A 5.00%, 6/15/14	2,195	2,482,062
Series B 5.00%, 9/15/11	1,785	1,896,759
Ohio Wtr Dev Auth (Cleveland Electric Illum) Series 2008C 7.25%, 11/01/32	6,980	7,741,030

		50,715,513

Principal Amount (000)		U.S. $ Value

Oklahoma–0.8%
Mcgee Creek Auth OK Wtr NPFGC 6.00%, 1/01/23	$3,980	$4,260,908
Tulsa Cnty OK IDA (Tulsa Cnty OK IDA Cap Impt) AGM Series B 5.00%, 5/15/11–5/15/12	39,075	41,704,448

		45,965,356

Oregon–0.7%
Clackamas & Washington Cntys SD #3 OR GO NPFGC-RE Series B 5.00%, 6/15/12	5,190	5,610,546
Oregon Dept of Admin Svc COP Series 2009 D 5.00%, 11/01/21–11/01/23	18,535	20,224,632
NPFGC Series B 5.25%, 5/01/14	1,775	1,900,706
Portland OR Swr Sys NPFGC Series A 5.00%, 6/15/13	5,090	5,671,736
Tri-County Met Trnsp Dist OR NPFGC 5.00%, 5/01/12	1,080	1,152,619
Washington Cnty OR SD #48-J GO AGM 5.00%, 6/01/13	4,600	5,093,902

		39,654,141

Pennsylvania–4.0%
Allegheny Cnty PA GO NPFGC Series C-54 5.375%, 11/01/18 (Prerefunded/ETM)	3,400	3,773,626
Allegheny Cnty PA Hosp Dev Auth (UPMC Health Sys) Series 2008A 5.00%, 9/01/14	46,500	52,058,610
Series B 5.00%, 6/15/18	8,200	8,580,726
Allegheny Cnty PA Hosp Dev Auth (West Penn Allegheny Hlth Sys) Series A 5.00%, 11/15/10–11/15/13	20,400	20,856,699
Allegheny Cnty PA Redev Auth (Pittsburgh Mills Spl Tax) 5.10%, 7/01/14	485	465,775
Central Bucks PA SD GO NPFGC-RE 5.00%, 5/15/16	5,000	5,685,700
Pennsylvania GO 5.00%, 2/01/15	4,965	5,509,958
NPFGC-RE 5.50%, 2/01/14	5,310	6,076,339

Schedule of Investments—Diversified Municipal Portfolio	21

Principal Amount (000)		U.S. $ Value

Pennsylvania Pub Sch Bldg Auth (Philadelphia PA SD Lease) AGM Series A 5.00%, 6/01/14	$5,370	$5,838,747
Pennsylvania Turnpike Comm 5.00%, 6/01/15	4,260	4,710,964
Series 2009 B 5.00%, 6/01/16–6/01/20	50,040	54,404,540
Philadelphia PA IDA (Univ of Pennsylvania) Series 2007 0.86%, 4/26/14(a)+	7,300	7,114,653
Philadelphia PA Parking Auth (Philadelphia Airport Parking) 5.00%, 9/01/14–9/01/20	38,650	40,316,544
Series 2009 5.125%, 9/01/22	9,025	9,284,920

		224,677,801

Puerto Rico–3.5%
Puerto Rico GO Series A 5.00%, 7/01/30	26,545	27,485,489
5.25%, 7/01/11	2,135	2,221,105
Puerto Rico Govt Dev Bank Series B 5.00%, 12/01/10–12/01/13	4,200	4,425,898
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) Series M 5.50%, 7/01/13	15,205	16,227,688
Puerto Rico Pub Fin Corp. (Puerto Rico Lease) Series A 5.75%, 8/01/27	10,145	10,481,713
Puerto Rico Sales Tax Fin Corp. 5.50%, 8/01/21	36,000	39,199,320
Series 2009A 5.00%, 8/01/39	6,000	6,274,800
5.375%, 8/01/20	50,000	54,691,000
5.50%, 8/01/23	4,190	4,482,755
Univ of Puerto Rico Series P 5.00%, 6/01/12–6/01/14	13,525	14,223,668
Series Q 5.00%, 6/01/12–6/01/15	13,055	13,745,955

		193,459,391

Rhode Island–0.4%
Rhode Island Depositors Corp. Series A 6.375%, 8/01/22 (Prerefunded/ETM)	5,780	7,390,944
AGM Series A 5.50%, 8/01/20 (Prerefunded/ETM)	1,500	1,780,170
5.75%, 8/01/19 (Prerefunded/ETM)	4,940	5,854,048

Principal Amount (000)		U.S. $ Value

Rhode Island EDC (Rhode Island Dept of Trnsp) Series 2009A 5.25%, 6/15/17	$7,955	$9,121,362

		24,146,524

South Carolina–0.9%
Greenville Cnty SD SC Lease 5.00%, 12/01/10–12/01/15	22,600	24,592,872
Horry Cnty SC SD GO Series A 5.375%, 3/01/18 (Prerefunded/ETM)	5,285	5,732,217
Lancaster Cnty SC Edenmore ID Series B 5.375%, 12/01/16(b)	3,726	1,379,775
Newberry Inv IN Children SC (Newberry Cnty SC SD Lease) 5.25%, 12/01/23–12/01/25	2,315	2,300,158
Richland Cnty SC (International Paper Company) Series A 4.60%, 9/01/12	6,350	6,627,241
South Carolina Pub Svc Auth AGM Series D 5.25%, 1/01/14	2,080	2,299,502
NPFGC Series B 5.00%, 1/01/11–1/01/12	7,385	7,837,267

		50,769,032

Tennessee–0.1%
Memphis Shelby Cnty Arpt Auth TN (Memphis Intl Airport) Series 2010 B 5.00%, 7/01/16–7/01/17	3,310	3,429,361
AMBAC Series D 6.25%, 3/01/18	1,055	1,071,754
Tennessee Energy Acq Corp. Gas (Goldman Sachs Group, Inc.) Series A 5.25%, 9/01/21	2,115	2,134,775

		6,635,890

Texas–8.2%
Austin TX Utils Sys AGM 5.00%, 11/15/13	3,035	3,379,533
Bell Cnty TX Hlth Fac Dev Corp. 6.50%, 7/01/19 (Prerefunded/ETM)	1,000	1,227,580
Brownsville TX Util Sys AMBAC 6.25%, 9/01/10 (Prerefunded/ETM)	1,500	1,534,590
Camino Real Regl Mob Auth TX 5.00%, 2/15/14–2/15/22	66,195	68,805,377
Series 2008 5.00%, 8/15/21	5,000	4,927,350

22	Sanford C. Bernstein Fund, Inc.—2010 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Clear Creek TX ISD GO Series A 5.00%, 2/15/16	$1,280	$1,462,336
Conroe TX ISD GO 5.00%, 2/15/16	6,260	6,986,786
Dallas Fort Worth TX Intl Arpt 5.00%, 11/01/14	2,500	2,759,150
Series 2009A 5.00%, 11/01/15	6,415	7,110,065
AMBAC Series 2003 A 5.50%, 11/01/14	2,000	2,149,760
Dallas TX GO 5.00%, 2/15/13	2,190	2,422,469
Dallas TX Wtr & Swr Sys 5.00%, 10/01/13	1,225	1,228,540
El Paso TX GO NPFGC-RE 5.00%, 8/15/12	5,750	6,267,730
Fort Worth TX ISD GO 5.00%, 2/15/16	5,000	5,712,250
Fort Worth TX Wtr & Swr AGM Series A 5.00%, 2/15/11	5,000	5,195,550
Garland TX GO Series 2010 5.00%, 2/15/24	3,800	4,188,284
Harris Cnty TX Fld Ctl Dist GO Series A 5.25%, 10/01/20 (Prerefunded/ETM)	1,920	2,201,568
5.25%, 10/01/22 (Prerefunded/ETM)	4,795	5,498,187
5.25%, 10/01/23 (Prerefunded/ETM)	5,255	6,025,646
Harris Cnty TX GO 5.375%, 10/01/18	920	976,267
Series 2010 A 5.00%, 10/01/23–10/01/25	17,490	19,448,062
Series A 5.25%, 10/01/24	14,000	15,536,220
Houston TX Arpt Sys Series 2009 A 5.00%, 7/01/21	2,030	2,168,182
Houston TX GO NPFGC Series A 5.00%, 3/01/11–3/01/12	32,690	34,195,532
5.25%, 3/01/14	10,040	11,355,842
NPFGC Series B 5.25%, 3/01/12	1,805	1,944,942
Houston TX Hotel Occupancy Tax AMBAC Series A 5.50%, 9/01/10	3,000	3,049,050
Houston TX Wtr & Swr Sys AMBAC Series B 5.75%, 12/01/16 (Prerefunded/ETM)	3,000	3,365,370

Principal Amount (000)		U.S. $ Value

5.75%, 12/01/17 (Prerefunded/ETM)	$2,000	$2,243,580
Lower Colorado River Auth TX AGM Series 1999 A 5.875%, 5/15/16	2,315	2,326,853
North Texas Tollway Auth TX (North Texas Tollway) Series 2008H 5.00%, 1/01/42	5,000	5,366,850
Series 2008H-1 5.00%, 1/01/43	49,970	51,337,679
Plano TX GO 5.00%, 9/01/13	5,045	5,658,926
Retama TX Dev Corp. 8.75%, 12/15/13 (Prerefunded/ETM)	2,045	2,480,012
8.75%, 12/15/14 (Prerefunded/ETM)	3,860	4,811,837
8.75%, 12/15/15 (Prerefunded/ETM)	1,200	1,515,300
SA Energy Acq Pub Fac Corp. Gas (Goldman Sachs Group, Inc.) 5.25%, 8/01/15	1,880	2,007,276
San Antonio TX Elec & Gas 5.00%, 2/01/19–2/01/21	68,355	76,956,861
5.375%, 2/01/13	5,000	5,566,600
5.375%, 2/01/20 (Prerefunded/ETM)	2,500	2,690,550
San Antonio TX GO NPFGC-RE Series 2006 5.25%, 8/01/12	5,000	5,495,650
Tarrant Cnty TX Cult Ed Fac Fin Corp. (Buckingham Senior Living) 5.25%, 11/15/16	1,160	1,160,568
Tarrant Cnty TX Hlth Fac Dev AMBAC Series A 5.125%, 9/01/12 (Prerefunded/ETM)	1,715	1,811,555
Texas A & M Univ Series 2009 A 5.00%, 5/15/19	3,370	3,845,878
Series 2009 D 5.00%, 5/15/18	2,000	2,282,860
Texas GO Series A 5.50%, 10/01/12	1,055	1,126,476
Texas Mun Pwr Agy NPFGC Zero Coupon 9/01/13	2,345	2,161,433
Texas PFA (Texas Lease Bldg & Procur) AMBAC 5.00%, 2/01/15	5,000	5,573,700
Texas St Univ Sys AGM 5.25%, 3/15/13	5,320	5,725,863

Schedule of Investments—Diversified Municipal Portfolio	23

Principal Amount (000)		U.S. $ Value

Texas Trnsp Comm (Texas St Hwy Fund First Tier)
5.00%, 4/01/14–4/01/16	$14,985	$17,027,524
Series 2007 5.00%, 4/01/24	8,380	9,088,194
Univ of Puerto Rico Series B 5.375%, 8/15/19 (Prerefunded/ETM)	1,270	1,348,499
Univ of Texas Series D 5.00%, 8/15/14	5,850	6,676,020

		457,408,762

Utah–0.1%
Intermountain Pwr Agy UT AMBAC 5.00%, 7/01/10	1,555	1,571,358
Utah GO Series 2009 C 5.00%, 7/01/18	1,655	1,918,443

		3,489,801

Virginia–0.2%
Amelia Cnty VA IDA (Waste Management, Inc.) 3.375%, 4/01/27 Broad Street CDA VA 7.125%, 6/01/15	1,040 3,314	1,040,000 3,224,157
Celebrate Virginia North CDA VA Series B 6.25%, 3/01/18(b)	2,946	2,470,928
Norfolk VA GO NPFGC 5.00%, 3/01/14	3,065	3,437,919
Richmond VA GO AGM 5.50%, 1/15/12	4,000	4,185,640

		14,358,644

Washington–8.1%
Central Puget Sound WA RTA AMBAC Series A 5.00%, 11/01/18	1,015	1,102,818
Cowlitz Cnty WA Spl Swr (Cowlitz Cnty WA Special Swr) NPFGC-RE 5.50%, 11/01/19	1,435	1,523,740
Energy Northwest WA AMBAC Series A 5.25%, 7/01/11 (Prerefunded/ETM)	120	127,106
Energy Northwest WA (Bonneville Power Admin) Series 2007 5.00%, 7/01/16	9,355	10,662,548
Series 2007C 5.00%, 7/01/16–7/01/17	17,700	20,165,272

Principal Amount (000)		U.S. $ Value

Series 2008A 5.25%, 7/01/16	$28,225	$32,574,472
Series A 5.00%, 7/01/12–7/01/15	31,200	35,265,807
5.50%, 7/01/13	3,840	4,336,320
Series C
5.00%, 7/01/14–7/01/16	26,260	29,814,908
Series D 5.00%, 7/01/13	5,060	5,634,259
AMBAC Series A 5.00%, 7/01/18	5,040	5,540,220
5.25%, 7/01/11	4,385	4,639,637
NPFGC Series A 5.25%, 7/01/13	6,545	7,339,367
5.50%, 7/01/12	1,945	2,136,213
5.75%, 7/01/17–7/01/18	9,455	10,307,752
King Cnty WA SD #001 GO Series A 5.00%, 12/01/12–12/01/13	53,690	59,692,447
Seattle WA Mun Light & Pwr 5.625%, 12/01/12–12/01/16	6,590	6,782,327
AGM 5.00%, 8/01/13	9,915	10,993,554
Tacoma WA Elec Sys AGM 5.00%, 1/01/15	20,945	23,548,254
Washington St GO Series 2003A 5.00%, 7/01/13	5,000	5,434,100
Series A 5.00%, 7/01/13	10,330	11,530,243
Series B 5.00%, 7/01/13	1,700	1,897,523
Series C 5.00%, 1/01/13 (Prerefunded/ETM)	5,000	5,169,250
5.00%, 1/01/14–1/01/17	46,490	52,606,418
AGM 5.00%, 7/01/15	5,405	6,218,723
AGM Series 2007A 5.00%, 7/01/14	6,260	7,119,936
AGM Series B 5.00%, 7/01/13	5,785	6,466,878
AGM Series D 5.00%, 1/01/14	2,655	2,986,185
AMBAC 5.00%, 1/01/12–1/01/14	32,625	35,920,700
AMBAC Series A 5.00%, 1/01/14	8,810	9,891,868
AMBAC Series C 5.00%, 1/01/15–1/01/16	17,610	20,056,836
AMBAC Series E 5.00%, 1/01/13–1/01/14	8,775	9,771,666
NPFGC Series 2004A 5.00%, 7/01/13	2,050	2,288,190

24	Sanford C. Bernstein Fund, Inc.—2010 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Washington St Hlth Care Facs Auth (Children’s Hosp & Regl Med Ctr) AGM 5.25%, 10/01/14	$3,975	$3,987,283

		453,532,820

Wisconsin–1.9%
Wisconsin GO AGM Series B 5.25%, 5/01/17 (Prerefunded/ETM)	2,000	2,093,700
AMBAC Series 1 5.00%, 5/01/16	4,890	5,544,918
NPFGC Series 1 5.25%, 5/01/13	4,545	5,063,084
NPFGC Series 2 5.00%, 5/01/14	19,965	22,427,483
NPFGC Series A 5.00%, 5/01/13	12,570	13,908,831
NPFGC Series B 5.00%, 5/01/11–5/01/13	16,640	17,717,118
NPFGC-RE Series 3 5.25%, 5/01/13	5,500	6,126,945
NPFGC-RE Series E 5.00%, 5/01/15	4,175	4,741,380
Wisconsin Trnsp Auth (Wisconsin Trnsp Auth Spl Tax) AGM Series A
5.25%, 7/01/14–7/01/16	12,610	14,406,719
AMBAC Series B 5.00%, 7/01/13	4,270	4,740,255
NPFGC-RE 5.00%, 7/01/16	6,885	7,783,768
NPFGC-RE Series I 5.00%, 7/01/17	2,000	2,261,140

		106,815,341

Total Long-Term Municipal Bonds (cost $4,871,461,557)		5,015,139,981

Principal Amount (000)		U.S. $ Value
Short-Term Municipal Notes–0.2%
Colorado–0.2%
Colorado Edl & Cultural Facs Auth (Natl Jewish Fed Bd Prog) 0.30%, 7/01/29–7/01/36(f)	$9,455	$9,455,000

New York–0.0%
Port Authority of NY & NJ 0.35%, 6/01/20(f)	700	700,000

Total Short-Term Municipal Notes (cost $10,155,000)		10,155,000

Total Municipal Obligations (cost $4,881,616,557)		5,025,294,981

AGENCIES–8.3%
Other–8.3%
Federal Home Loan Bank 2.25%, 4/13/12	50,000	51,057,050
Federal Home Loan Banks 1.75%, 8/22/12	110,000	110,821,260
Federal Home Loan Banks 1.50%, 1/16/13	302,000	301,463,044

Total Agencies (cost $463,606,452)		463,341,354

SHORT-TERM INVESTMENTS–0.2%
Time Deposit–0.2%
State Street Time Deposit 0.01%, 4/01/10 (cost $10,947,000)	10,947	10,947,000

Total Investments—98.7% (cost $5,356,170,009)		5,499,583,335

Other assets less liabilities—1.3%		72,874,372

Net Assets—100.0%		$5,572,457,707

INTEREST RATE SWAP TRANSACTIONS (see Note 3)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Merrill Lynch	$22,255	2/12/12	SIFMA	*	3.548%	$1,193,526

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA).

Schedule of Investments—Diversified Municipal Portfolio	25

(a)	Floating Rate Security. Stated interest rate was in effect at March 31, 2010.
(b)	Illiquid security.
(c)	Security is in default and is non-income producing.
(d)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2010.
(e)	Variable rate coupon, rate shown as of March 31, 2010.
(f)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
+	Private placement.

As of March 31, 2010, the Portfolio held 32.5% of net assets in insured bonds (of this amount 5.9% represents the Portfolio’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CDA—Community Development Authority

CDD—Community Development District

CFD—Community Facilities District

COP—Certificate of Participation

CSD—Central/Community School District

DOT—Department of Transportation

EDA—Economic Development Agency

EDC—Economic Development Corporation

ETM—Escrowed to Maturity

FGIC—Financial Guaranty Insurance Company

GAN—Grant Anticipation Note

GO—General Obligation

HFA—Housing Finance Authority

ID—Improvement District

IDA—Industrial Development Authority/Agency

ISD—Independent School District

LID—Local Improvement District

MFHR—Multi-Family Housing Revenue

NPFGC—National Public Finance Guarantee Corporation

NPFGC-RE—National Public Finance Guarantee Corporation reinsuring FGIC

PCR—Pollution Control Revenue Bond

PFA—Public Finance Authority

PFC—Passenger Facility Charge

RTA—Regional Transportation Authority

SD—School District

SFMR—Single Family Mortgage Revenue

SID—Special Improvement District

SRF—State Revolving Fund

SSA—Special Services Area

TRAN—Tax & Revenue Anticipation Note

UPMC—University of Pittsburgh Medical Center

USD—Unified School District

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

California Municipal Portfolio

March 31, 2010 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–100.9%
Long-Term Municipal Bonds–95.7%
California–83.2%
Antelope Valley CA UHSD GO NPFGC Series A 5.375%, 8/01/19	$1,000	$1,055,420
Antioch CA Pub Fin Auth (Antioch CA Mun Fac Proj COP) NPFGC Series B 5.50%, 1/01/16	2,380	2,417,461
Azusa CA USD GO AGM 5.00%, 7/01/24	2,320	2,390,064
Bay Area Infra Fin Auth (California St Acceleration Nts) NPFGC-RE 5.00%, 8/01/17	32,350	32,721,701
Bay Area Toll Auth CA 5.00%, 4/01/16–4/01/22	39,845	44,019,156
Series 2006 F 5.00%, 4/01/20	5,185	5,619,192
Series F 5.00%, 4/01/12	2,910	3,140,734
California Dept Wtr Res Cen Vy FGIC 5.25%, 12/01/18	4,935	5,408,266
5.25%, 12/01/18 (Prerefunded/ETM)	65	73,184
NPFGC 5.00%, 12/01/16	7,340	8,275,189
California Dept Wtr Res Pwr 5.00%, 5/01/17–5/01/18	24,410	27,550,430
6.00%, 5/01/13	2,760	3,059,294
AGM 5.00%, 5/01/17	21,050	23,986,685
AMBAC Series A 5.50%, 5/01/13	6,190	6,798,167
California Dept Wtr Res Wtr AGM Series W 5.25%, 12/01/22 (Prerefunded/ETM)	260	278,645
NPFGC 5.00%, 12/01/16 (Prerefunded/ETM)	60	69,082
California DOT Fed Hwy Grant NPFGC-RE Series A 5.00%, 2/01/12–2/01/14	33,625	36,862,958
California Econ Recovery (California Econ Rec Spl Tax) 5.25%, 7/01/13	10,625	11,772,075

26	Sanford C. Bernstein Fund, Inc.—2010 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Series A 5.00%, 7/01/18–7/01/20	$33,000	$36,017,730
5.25%, 1/01/11–7/01/14	10,325	11,193,545
NPFGC 5.00%, 7/01/15	4,390	4,824,654
NPFGC Series A 5.00%, 7/01/12	1,590	1,715,181
5.25%, 7/01/13	8,420	9,329,023
California GO 5.00%, 2/01/12–9/01/12	5,640	6,037,101
5.25%, 9/01/18 (Prerefunded/ETM)	220	224,235
5.25%, 9/01/20 (Prerefunded/ETM)	245	249,716
5.25%, 10/01/20	14,110	14,696,502
AGM 5.00%, 5/01/12–8/01/16	12,480	13,765,792
AMBAC 6.00%, 2/01/17	5,470	6,162,119
NPFGC 5.00%, 3/01/16–8/01/24	985	1,063,328
California Hlth Fac Fin Auth (Catholic Healthcare West) Series I 5.125%, 7/01/22	3,790	3,933,148
California Hlth Fac Fin Auth (Stanford Hosp) Series A-3 3.45%, 11/15/40	2,895	2,944,476
California Infra & Eco Dev Bk (Pacific Gas & Electric Company) 3.75%, 11/01/26(a)	8,670	8,743,522
California Infra & Eco Dev Bk (Workers Comp Spl Assmt) AMBAC 5.00%, 10/01/15	1,030	1,125,543
California Poll Cntl Fin Auth (USA Waste Svcs) 4.00%, 6/01/18(a)	1,000	1,001,330
4.50%, 6/01/18(a)	2,500	2,505,225
California Pub Wks Brd (CA Lease Dept Corr St Prisons) AMBAC Series A 5.00%, 12/01/19	2,630	2,608,171
California Pub Wks Brd (CA Lease State Univ Sys) NPFGC-RE 5.00%, 10/01/14	3,740	4,050,121
California Pub Wks Brd (Univ of California Lease) 5.00%, 4/01/21–4/01/22	10,825	11,619,201
Series 2009E 5.00%, 4/01/23	1,950	2,071,758
NPFGC-RE 5.00%, 6/01/15–9/01/16	4,555	5,068,984
California Spl Dist Assn COP AGM Series Z 5.50%, 8/01/17 (Prerefunded/ETM)	1,000	1,090,250

Principal Amount (000)		U.S. $ Value

California State Univ AMBAC Series B 5.00%, 11/01/14	$3,575	$4,041,073
NPFGC-RE Series A 5.00%, 11/01/24	1,570	1,618,089
California Statewide CDA (California GO) Series 2009 5.00%, 6/15/13	35,125	37,734,436
California Statewide CDA (Jewish Home St Ins) 4.50%, 11/15/13	1,025	1,038,212
California Statewide CDA (Redlands Cmnty Hospital) RADIAN Series A 5.00%, 4/01/12–4/01/13	3,485	3,573,008
California Statewide CDA (Southern California Edison) XLCA Series B 4.10%, 4/01/28(b)	14,055	14,648,683
California Statewide CDA COP AMBAC 5.60%, 10/01/11 (Prerefunded/ETM)	28,500	29,658,525
Chaffey CCD CA GO NPFGC Series B 5.00%, 6/01/25	1,440	1,485,389
Coati-Rohnert Pk USD CA GO NPFGC-RE 5.00%, 8/01/20	2,020	2,053,795
Compton CA CRA (Compton CA Tax Alloc) AMBAC Series A 5.00%, 8/01/11	3,395	3,479,400
Culver City CA Redev Agy (Culver City CA Redev Proj Area) AMBAC 5.50%, 11/01/14	1,020	1,051,467
NPFGC 5.50%, 11/01/18	1,000	1,023,410
NPFGC Series A 5.50%, 11/01/17	1,270	1,310,399
Dinuba CA Redev Agy Tax Alloc 4.40%, 10/01/11	3,350	3,358,274
Fremont CA Pub Fin Auth (Fremont CA Spl Assmt) Series A 3.75%, 9/02/11	1,130	1,117,491
Gateway CA USD GO NPFGC Series A 5.00%, 8/01/24	1,230	1,247,552
Gilroy CA USD GO NPFGC-RE 5.25%, 8/01/20	1,900	1,991,694
Golden St Tobacco Sec CA 5.625%, 6/01/38 (Prerefunded/ETM)	16,765	18,903,040
6.25%, 6/01/33 (Prerefunded/ETM)	25,130	27,777,697

Schedule of Investments—California Municipal Portfolio	27

Principal Amount (000)		U.S. $ Value

6.75%, 6/01/39 (Prerefunded/ETM)	$12,205	$14,182,942
Series B 5.50%, 6/01/43 (Prerefunded/ETM)	10,240	11,506,586
AMBAC Series B 5.00%, 6/01/38 (Prerefunded/ETM)	3,450	3,823,807
Golden St Tobacco Sec CA (California Tobacco Sec/St App) AMBAC Series A 5.00%, 6/01/20	10,970	10,747,090
Grossmont-Cuyamaca CCD CA GO 5.25%, 8/01/17	1,150	1,316,417
Industry CA GO 5.00%, 7/01/17	3,655	4,009,937
Inland Valley CA Dev Agy (Inland Valley CA Dev Agy Tax Alloc) 5.25%, 4/01/12–4/01/13	4,730	4,939,441
5.50%, 4/01/14	1,320	1,401,774
Kern CA HSD GO 7.10%, 8/01/11 (Prerefunded/ETM)	1,000	1,086,400
NPFGC Series A 6.30%, 2/01/11	1,000	1,043,300
Lincoln CA CFD #2003-1 5.35%, 9/01/16 (Prerefunded/ETM)	705	808,868
5.90%, 9/01/24 (Prerefunded/ETM)	1,100	1,282,072
Loma Linda CA Hosp (Loma Linda Univ Med Ctr) Series A 5.00%, 12/01/13–12/01/14	7,505	7,600,703
Long Beach CA Bond Fin Auth (Long Beach CA Lease Civic Ctr) NPFGC Series A 5.00%, 10/01/17	3,130	3,139,046
Long Beach CA Bond Fin Auth (Long Beach CA Lease Pub Safety)
AMBAC 5.25%, 11/01/19–11/01/22	3,765	3,584,046
Long Beach CA USD GO 5.00%, 8/01/15–8/01/16	7,850	8,968,814
Series 2008A 5.00%, 8/01/18	9,845	11,137,648
Series A 5.00%, 8/01/25	1,000	1,062,070
Los Angeles CA Dept Arpts (Los Angeles Intl Airport) 5.00%, 5/15/24(c)	18,010	19,140,308
Series 2010A 5.00%, 5/15/23–5/15/25(c)	7,785	8,293,750
Series A 5.00%, 5/15/13	4,000	4,353,520
5.50%, 5/15/14–5/15/17	14,490	16,142,642

Principal Amount (000)		U.S. $ Value

Series SERIES A 5.25%, 5/15/23–5/15/24	$15,955	$17,262,538
Los Angeles CA Dept W&P Pwr AGM Series A 5.25%, 7/01/18	2,040	2,141,286
NPFGC Series A 5.375%, 7/01/18	5,000	5,255,900
Los Angeles CA Dept W&P Wtr NPFGC Series B 5.00%, 7/01/12	2,260	2,461,999
Los Angeles CA GO NPFGC Series A 5.00%, 9/01/16	3,240	3,518,024
Los Angeles CA USD GO AGM Series 1997F 5.00%, 7/01/15	1,200	1,303,572
AGM Series B 5.00%, 7/01/16	10,190	11,520,203
AMBAC Series 2004G 5.00%, 7/01/13	3,260	3,613,580
AMBAC Series B 5.00%, 7/01/12	2,330	2,529,588
AMBAC Series E 5.00%, 7/01/15	3,090	3,495,995
FGIC Series A-1 5.00%, 7/01/20–7/01/22	13,485	14,207,915
NPFGC 5.75%, 7/01/15	5,000	5,840,800
NPFGC Series A 5.00%, 7/01/11	2,200	2,317,612
5.25%, 7/01/12–7/01/14	10,150	11,159,468
NPFGC Series A-2 5.00%, 7/01/20	11,000	11,679,800
Los Angeles Cnty CA Met Trnsp Auth (Los Angeles CA MTA Sales Tax) NPFGC-RE Series A 5.00%, 10/01/12	9,420	9,574,017
Los Angeles Cnty CA Pub Wks (Los Angeles Cnty CA Master Lease) NPFGC Series A 5.00%, 12/01/11	3,605	3,758,861
NPFGC-RE Series A 5.00%, 9/01/12–9/01/13	20,480	21,747,913
M-S-R Pub Pwr Agy CA NPFGC 5.00%, 7/01/12–7/01/13	4,715	5,084,957
Mammoth CA USD GO NPFGC Zero Coupon 8/01/21–8/01/22	2,100	1,053,988
Met Wtr Dist Southern CA Wtr 5.75%, 8/10/18	7,600	8,683,532
Series A 5.75%, 7/01/21	3,660	4,300,158
NPFGC Series B-3 5.00%, 10/01/18	3,410	3,763,549

28	Sanford C. Bernstein Fund, Inc.—2010 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Monrovia CA Redev Agy (Monrovia CA Ctrl Redev Proj Area #1) 4.40%, 6/01/12	$2,830	$2,810,954
Mount San Antonio CA CCD GO NPFGC Series A 5.00%, 8/01/14	5,610	5,989,460
Northern CA Pwr Agy (Northern CA Power Agy Hydro #1) NPFGC Series A 5.00%, 7/01/17 (Prerefunded/ETM)	2,685	2,715,018
Oakland CA USD GO NPFGC 5.00%, 8/01/11–8/01/13	7,070	7,375,873
Orange Cnty CA Pub Fin Auth (Orange Cnty CA Lease) NPFGC 5.00%, 7/01/11–7/01/13	21,070	22,860,944
Orange Cnty CA Santn COP 5.00%, 2/01/18–2/01/19	9,155	10,246,086
Series 2009A 5.00%, 2/01/20	1,890	2,097,390
Pittsburg CA Redev Agy 9.60%, 6/01/16 (Prerefunded/ETM)	1,000	1,390,740
Pomona CA Pub Fin Auth (Pomona CA Merged Redev) AMBAC 5.00%, 2/01/11	380	386,927
Rancho CA Wtr Dist Fin Auth AGM Series A 5.50%, 8/01/12	1,075	1,140,285
Rancho Santiago CA CCD GO AGM 5.00%, 9/01/25	2,275	2,378,854
Sacramento CA Fin Auth AGM Series A 5.375%, 12/01/18 (Prerefunded/ETM)	1,440	1,604,102
Sacramento CA Fin Auth (Sacramento CA Lease) Series B 5.40%, 11/01/20	2,000	2,095,700
Sacramento Cnty CA Santn Dist Fing Auth (Sacramento Regl Cnty Santn Dist CA) Series A 5.60%, 12/01/16	3,055	3,061,721
AMBAC 5.50%, 12/01/21	1,175	1,355,598
Salinas CA Pub Fin Auth AD 5.25%, 9/02/11	310	317,366

Principal Amount (000)		U.S. $ Value

San Bernardino Cnty CA COP (San Bernrdno Cnty COP Detention Ctr) NPFGC Series A 5.25%, 11/01/17	$7,495	$7,660,864
San Diego CA Pub Fac Fin Auth (San Diego CA Swr) 5.00%, 5/15/21	8,520	9,300,602
Series 2009 B 5.00%, 5/15/18	20,615	23,027,573
San Diego CA USD GO (San Diego CA Wtr/swr) FGIC Series D 5.25%, 7/01/25	2,170	2,379,839
San Diego Cnty CA COP AMBAC 5.00%, 2/01/15	2,000	2,236,220
San Diego Cnty CA Wtr Auth AGM Series 2008A 5.00%, 5/01/19	2,680	2,972,334
San Diego Cnty CA Wtr Auth COP AGM Series 2008 A 5.00%, 5/01/24	4,860	5,216,481
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) 5.00%, 5/01/15–5/01/16	26,210	29,304,191
Series 34E 5.00%, 5/01/16	1,345	1,446,050
AGM Series 15A 5.00%, 5/01/18	1,505	1,509,349
San Francisco City/Cnty CA Pub Util Wtr NPFGC 5.25%, 10/01/14	5,245	5,736,719
San Jose CA Redev Agy (San Jose CA Redev Merged Proj) NPFGC 6.00%, 8/01/15	670	731,915
San Mateo Cnty CA CCD GO NPFGC-RE Series A 5.375%, 9/01/20	1,140	1,218,979
San Ramon Vly USD CA GO AGM 5.25%, 8/01/20	1,000	1,088,780
Santa Clara CA Redev Agy (Bayshore North Proj) NPFGC 5.00%, 6/01/15	1,000	1,001,690
Santa Fe Springs CA CDA (Santa Fe Springs CA Tax Alloc) NPFGC 5.375%, 9/01/17	560	565,813
Southern CA Pub Pwr Auth (Los Angeles CA Dept W&P Pwr) Series 2010-1 5.00%, 7/01/25	8,235	8,689,078

Schedule of Investments—California Municipal Portfolio	29

Principal Amount (000)		U.S. $ Value

Tahoe Truckee CA USD GO NPFGC 5.50%, 8/01/19	$1,185	$1,363,876
Univ of California Series 2009 Q 5.25%, 5/15/22	3,510	3,890,484
AGM Series J 5.00%, 5/15/16	6,330	7,169,421
NPFGC Series K 5.00%, 5/15/13	6,460	7,175,316
Vernon CA Elec Sys Series 2009A 5.00%, 8/01/12	16,150	17,295,519
Walnut CA Pub Fin Auth (Walnut Impt Proj) AMBAC 5.375%, 9/01/20	2,075	2,111,561

		1,031,416,100

Arizona–0.0%
Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	500	469,050

Colorado–0.0%
Denver Co. City & Cnty Arpt (Denver Intl Airport) Series D 7.75%, 11/15/13	320	351,494

Florida–3.3%
Beacon Tradeport CDD FL Series B 7.125%, 5/01/22	765	789,786
Chapel Creek FL CDD 5.20%, 5/01/11(d)(e)	1,590	687,961
Citizens Ppty Ins Corp. FL Series 2009A1 6.00%, 6/01/16	13,000	14,241,630
Concorde Estates CDD FL Series 04B 5.00%, 5/01/11(d)(e)	520	195,000
Dupree Lakes CDD FL 5.00%, 11/01/10	245	201,432
Durbin Crossing CDD FL Series B-2 4.875%, 11/01/10	1,580	1,339,935
Fiddlers Creek CDD #2 FL Series B 5.75%, 5/01/13(d)(e)	635	260,071
Florida Dept Envrn Protn FL Forever (Florida Documentary Stamp Tax) NPFGC 5.00%, 7/01/13	6,760	7,365,561
Florida Turnpike Auth (Florida Turnpike) NPFGC-RE 5.00%, 7/01/14	3,040	3,391,515

Principal Amount (000)		U.S. $ Value

Lake Ashton II CDD FL Series B 4.875%, 11/01/10	$320	$261,629
Lakewood Ranch Stwdshp Dist FL Series B 5.00%, 5/01/13	1,100	880,363
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 6.75%, 11/15/24	2,400	2,358,312
Miami-Dade Cnty FL Aviation (Miami-Dade Intl Airport) Series 2009A 5.75%, 10/01/21	1,055	1,154,202
New River CDD FL Series B 5.00%, 5/01/13(d)(e)	1,735	643,650
Parker Rd CDD FL Series B 5.35%, 5/01/15(e)	2,060	1,325,733
Paseo CDD FL 5.00%, 2/01/11(d)(e)	665	273,721
Series B 4.875%, 5/01/10(d)(e)	670	279,443
Quarry CDD FL (The) 5.25%, 5/01/16	1,515	1,241,861
Rolling Hills CDD FL Series B 5.125%, 11/01/13	410	295,364
Shingle Creek FL CDD 5.75%, 5/01/15(d)(e)	2,375	959,809
Six Mile Creek CDD FL 5.50%, 5/01/17(e)	1,050	483,819
Sterling Hill CDD FL Series B 5.50%, 11/01/10	170	154,681
Stoneybrook CDD FL Series B 5.45%, 11/01/15(e)	3,435	1,549,185
Tern Bay CDD FL Series B 5.00%, 5/01/15(d)(e)	1,015	324,800
Venetian CDD FL Series B 5.95%, 5/01/12	120	116,376
Waterford Estates CDD FL 5.125%, 5/01/13(d)(e)	1,000	335,540

		41,111,379

Guam–0.4%
Guam Wtrworks Auth COP 5.18%, 7/01/15 (Prerefunded/ETM)	1,853	1,856,654
Guam Wtrworks Auth COP (Guam Govt Wtrwks) 5.00%, 7/01/12	1,270	1,308,074
5.50%, 7/01/16	1,500	1,569,885

		4,734,613

30	Sanford C. Bernstein Fund, Inc.—2010 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Illinois–0.3%
Bolingbrook IL Sales Tax 6.00%, 1/01/26	$4,450	$2,634,267
Pingree Grove SSA #1 IL (Pingree Grove SSA #1 Cambridge) Series 5-1 5.25%, 3/01/15	586	530,898

		3,165,165

Indiana–0.1%
South Bend IN Econ Dev (One Michiana Square Proj) 1.00%, 10/01/09(a)(d)	3,100	1,550,000

Louisiana–0.0%
Coves of The Highland CDD LA 5.60%, 11/01/21(d)(e)	3,200	579,296

Nevada–1.1%
Clark Cnty NV SD GO 5.00%, 6/15/16	3,340	3,720,760
NPFGC 5.50%, 6/15/12	7,165	7,801,610
Clark Cnty NV SID #142 (Clark Cnty NV SID #142 Mtns Edg) 5.30%, 8/01/11	1,890	1,889,603
Henderson NV LID # T-16 (Henderson NV LID # T-16 Falls) 4.75%, 3/01/13	315	172,286

		13,584,259

North Carolina–0.5%
North Carolina Eastern Mun Pwr Agy Series 2009 SER B 5.00%, 1/01/16	2,375	2,628,769
Series C 5.30%, 1/01/15	3,580	3,832,569

		6,461,338

Ohio–1.1%
American Mun Pwr OH (Goldman Sachs Group, Inc.) Series A 5.00%, 2/01/13	10,350	10,991,700
Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC) Series A 7.00%, 8/01/21	2,500	2,414,600

		13,406,300

Pennsylvania–0.6%
Allegheny Cnty PA Hosp Dev Auth (West Penn Allegheny Hlth Sys) Series 07A 5.00%, 11/15/17	7,750	7,259,115

Puerto Rico–4.6%
Puerto Rico Elec Pwr Auth Series W 5.50%, 7/01/17	3,940	4,333,882

Principal Amount (000)		U.S. $ Value

Puerto Rico GO Series A 5.00%, 7/01/30	$3,230	$3,344,439
FGIC 5.25%, 7/01/10	2,000	2,010,640
Puerto Rico Govt Dev Bank 5.00%, 12/01/11	1,035	1,086,419
NPFGC Series 2009 4.75%, 12/01/15	5,500	5,649,930
Puerto Rico Hwy & Trnsp Auth (Puerto Rico Hwy & Trnsp Spl Tax) AMBAC Series A 5.50%, 7/01/10	195	196,151
Puerto Rico Mun Fin Agy (Puerto Rico GO) Series A 5.00%, 8/01/10	3,915	3,940,565
Puerto Rico Pub Bldgs Auth Series C 5.50%, 7/01/12 (Prerefunded/ETM)	5	5,489
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) 5.75%, 7/01/15	2,550	2,778,862
Series C 5.25%, 7/01/11	1,015	1,055,935
5.50%, 7/01/12	1,135	1,196,120
Puerto Rico Pub Fin Corp. (Puerto Rico Lease) Series A 5.75%, 8/01/27(a)	8,365	8,642,634
Puerto Rico Sales Tax Fin Corp. Series 2009A 5.00%, 8/01/39(a)	21,970	22,976,226

		57,217,292

South Carolina–0.1%
Lancaster Cnty SC Edenmore ID Series B 5.375%, 12/01/16(e)	1,628	602,865

Texas–0.2%
Dallas Fort Worth TX Intl Arpt 5.00%, 11/01/21	1,180	1,247,543
El Paso Cnty TX GO NPFGC 5.00%, 2/15/16	1,435	1,606,081

		2,853,624

Virginia–0.2%
Broad Street CDA VA 7.125%, 6/01/15	1,124	1,093,528
Celebrate Virginia North CDA VA Series B 6.25%, 3/01/18(e)	1,035	868,096

		1,961,624

Total Long-Term Municipal Bonds (cost $1,164,657,703)		1,186,723,514

Schedule of Investments—California Municipal Portfolio	31

Principal Amount (000)		U.S. $ Value

Short-Term Municipal Notes–5.2%
California–5.2%
Bay Area Toll Auth CA Series A-1 0.29%, 4/01/47(f)	$14,000	$14,000,000
Series 2008 E-3 0.28%, 4/01/47(f)	30,000	30,000,000
Series 2006 C-3 0.24%, 4/01/38(f)	6,000	6,000,000
California Dept Wtr Res Pwr Series 2002 C-8 0.26%, 5/01/22(f)	13,700	13,700,000

Total Short-Term Municipal Notes (cost $63,700,000)		63,700,000

Total Municipal Obligations (cost $1,228,357,703)		1,250,423,514

SHORT-TERM INVESTMENTS–0.1%
Time Deposit–0.1%
State Street Time Deposit 0.01%, 4/01/10 (cost $1,258,000)	1,258	1,258,000

Total Investments—101.0% (cost $1,229,615,703)		1,251,681,514
Other assets less liabilities—(1.0)%		(11,841,009)

Net Assets—100.0%		$1,239,840,505

(a)	Variable rate coupon, rate shown as of March 31, 2010.
(b)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2010.
(c)	When-Issued or delayed delivery security.
(d)	Security is in default and is non-income producing.
(e)	Illiquid security.
(f)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of March 31, 2010, the Portfolio held 41.2% of net assets in insured bonds (of this amount 7.7% represents the Portfolio’s holding in prerefunded or escrowed to maturity bonds).

Glossary:

AD—Assessment District

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CCD—Community College District

CDA—Community Development Authority

CDD—Community Development District

CFD—Community Facilities District

COP—Certificate of Participation

CRA—Community Redevelopment Agency

DOT—Department of Transportation

ETM—Escrowed to Maturity

FGIC—Financial Guaranty Insurance Company

GO—General Obligation

HSD—High School District

ID—Improvement District

IDA—Industrial Development Authority/Agency

LID—Local Improvement District

NPFGC—National Public Finance Guarantee Corporation

NPFGC-RE—National Public Finance Guarantee Corporation reinsuring FGIC

RADIAN—Radian Asset Assurance Inc.

SD—School District

SID—Special Improvement District

SSA—Special Services Area

UHSD—Unified/Union High School District

USD—Unified School District

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

32	Sanford C. Bernstein Fund, Inc.—2010 Semi-Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

New York Municipal Portfolio

March 31, 2010 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–91.9%
Long-Term Municipal Bonds–90.5%
New York–69.7%
Albany Cnty NY GO NPFGC-RE 5.00%, 10/01/12	$605	$623,410
Erie Cnty NY IDA (Buffalo NY SD) AGM 5.00%, 5/01/14	1,120	1,240,030
5.75%, 5/01/24	1,520	1,624,819
AGM Series A 5.00%, 5/01/16	1,210	1,339,107
Long Island Pwr Auth NY NPFGC Series D 5.00%, 9/01/12	10,115	10,962,334
NPFGC Series F 5.00%, 5/01/13–5/01/16	34,590	38,291,339
Metropolitan Trnsp Auth NY Series B 5.00%, 11/15/16–11/15/17	6,645	7,235,536
AMBAC Series A 5.50%, 11/15/18	5,325	5,725,813
AMBAC Series B 5.00%, 7/01/20 (Prerefunded/ETM)	535	535,562
AMBAC Series B-1 5.00%, 7/01/18 (Prerefunded/ETM)	1,000	1,071,180
NPFGC Series E 5.00%, 11/15/10	10,150	10,400,502
Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax) AGM Series A 5.25%, 11/15/12	7,425	8,136,538
NPFGC Series A 5.00%, 11/15/11	1,865	1,980,611
5.25%, 11/15/13	2,660	3,003,034
NPFGC-RE Series A 5.25%, 11/15/15–11/15/16	12,965	14,766,775
Nassau Cnty NY GO Series 2009 F 5.00%, 10/01/11	1,335	1,412,764
AMBAC Series A 5.50%, 7/01/10	1,120	1,133,026
6.00%, 7/01/11	1,000	1,062,020
NPFGC-RE Series A 6.00%, 7/01/12–7/01/13	2,000	2,232,740
Nassau Cnty NY IDA (No. Shore L.I. Jewish Obl Grp) 5.625%, 11/01/10	140	143,171

Principal Amount (000)		U.S. $ Value

Nassau Cnty NY Interim Fin Auth (Nassau Cnty NY Sales Tax) AMBAC 5.375%, 11/15/15–11/15/16	$1,100	$1,161,000
AMBAC Series B 5.00%, 11/15/14	3,595	4,020,504
AMBAC Series H 5.25%, 11/15/13	1,745	1,987,171
New York Bridge Auth 5.00%, 1/01/17	4,575	4,782,293
New York NY GO 5.00%, 4/01/11–8/15/16	30,450	33,368,341
5.25%, 9/01/14–9/01/16	23,140	26,206,243
5.50%, 8/01/13	8,055	8,886,920
Series 04G 5.00%, 8/01/12	3,910	4,234,726
Series 4B 5.00%, 8/01/10	1,125	1,141,459
Series A 5.25%, 8/01/17	5,705	6,205,386
Series B 5.00%, 8/01/10	2,615	2,653,257
Series C 5.00%, 1/01/16	4,410	4,920,634
5.50%, 8/01/14–9/15/19	6,970	7,637,841
5.50%, 9/15/19 (Prerefunded/ETM)	900	1,029,438
Series E 5.00%, 8/01/16	5,500	6,165,720
Series F 5.25%, 8/01/16	3,335	3,468,800
Series G 5.00%, 8/01/10–8/01/11	2,540	2,617,670
Series H 5.00%, 8/01/11	1,080	1,139,551
Series I 5.00%, 8/01/10–8/01/14	7,965	8,363,651
AGM 5.25%, 8/01/12–8/01/14	13,615	14,912,438
NPFGC 5.00%, 8/01/16	2,350	2,571,887
5.75%, 8/01/11	7,570	8,061,748
NPFGC-RE 5.00%, 8/01/13	2,750	3,041,638
XLCA 6.50%, 5/15/17 (Prerefunded/ETM)	2,740	2,785,895
New York NY Hlth & Hosp Corp. 5.00%, 2/15/14	10,215	11,109,119
New York NY IDA 5.75%, 11/01/12 (Prerefunded/ETM)	1,655	1,723,285
New York NY IDA (Magen David Yeshivah) ACA 4.99%, 6/15/13	4,395	4,346,699
New York NY Mun Wtr Fin Auth 5.00%, 6/15/19–6/15/22	40,390	44,600,625
5.50%, 6/15/17	2,460	2,602,311

Schedule of Investments—New York Municipal Portfolio	33

Principal Amount (000)		U.S. $ Value

Series FF 5.00%, 6/15/25	$24,730	$27,085,532
New York NY Trnsl Fin Auth 5.00%, 11/01/11–11/01/15	52,775	58,883,571
5.25%, 8/01/14–2/01/21	4,930	5,390,998
5.25%, 5/01/17 (Prerefunded/ETM)	1,000	1,052,590
5.50%, 2/01/17 (Prerefunded/ETM)	3,360	3,535,829
5.50%, 2/15/17 (Prerefunded/ETM)	1,755	1,906,492
Series C 5.50%, 2/15/17	440	470,197
Series 02A 5.50%, 11/01/26(a)	17,885	19,085,620
Series B 5.25%, 2/01/29(a)	18,175	18,792,950
Series C 5.25%, 2/01/13	5,010	5,547,172
AMBAC 5.25%, 8/01/20	1,125	1,202,400
5.25%, 8/01/20 (Prerefunded/ETM)	1,030	1,133,608
NPFGC 5.25%, 2/01/20	6,425	6,959,496
NPFGC Series E 5.25%, 2/01/21	2,000	2,158,400
NPFGC-RE 5.00%, 11/01/13	18,405	20,669,735
5.50%, 11/01/13	7,075	7,836,694
New York NY Trst for Cult Res (Lincoln Center Performing Arts) 5.75%, 12/01/16	22,790	25,837,707
New York St Dormitory Auth 5.00%, 11/01/11 (Prerefunded/ETM)	3,875	3,972,428
5.375%, 7/01/19 (Prerefunded/ETM)	1,400	1,538,040
AGM 5.75%, 8/15/11 (Prerefunded/ETM)	40	40,786
5.75%, 2/15/12 (Prerefunded/ETM)	960	978,864
5.75%, 2/15/12 (Prerefunded/ETM)	35	35,688
5.75%, 2/15/12 (Prerefunded/ETM)	5	5,098
5.875%, 2/15/13 (Prerefunded/ETM)	90	91,808
5.875%, 2/15/13 (Prerefunded/ETM)	10	10,201
FGIC 5.50%, 7/01/17 (Prerefunded/ETM)	1,640	1,741,549
5.50%, 7/01/20 (Prerefunded/ETM)	1,000	1,061,920
NPFGC 5.20%, 2/15/16 (Prerefunded/ETM)	1,000	1,116,040
New York St Dormitory Auth (Brookdale Hospital Med Ctr) NPFGC 5.20%, 2/15/14	1,140	1,142,337
New York St Dormitory Auth (Ithaca College) 5.00%, 7/01/17	12,195	12,960,602
New York St Dormitory Auth (Montefiore Medical Center) 5.00%, 8/01/14	1,000	1,063,310
New York St Dormitory Auth (Mt Sinai Hlth) 5.00%, 7/01/11	2,780	2,788,729

Principal Amount (000)		U.S. $ Value

New York St Dormitory Auth (New York Medical College) NPFGC 5.25%, 7/01/11	$1,085	$1,091,282
New York St Dormitory Auth (New York St Lease Mental Hlth) 5.00%, 2/15/15–2/15/16	26,330	29,344,138
AGM 5.00%, 2/15/16	3,830	4,245,095
5.75%, 8/15/11	5	5,081
NPFGC 5.00%, 8/15/17	480	480,240
NPFGC Series 1998D 5.25%, 2/15/13	110	110,650
New York St Dormitory Auth (New York St Lease Secured Hosp) 3.875%, 2/15/12	1,000	1,042,410
4.00%, 2/15/13–8/15/15	9,035	9,591,619
New York St Dormitory Auth (New York St Lease SUNY) Series B 5.25%, 11/15/23(b)	4,960	5,337,010
New York St Dormitory Auth (New York St Pers Income Tax) 5.00%, 3/15/12–3/15/18	78,800	88,500,487
Series 2008 A 5.00%, 3/15/20	4,750	5,267,987
Series 2009 D 5.00%, 6/15/18–6/15/20	9,230	10,488,304
Series Series G 5.00%, 3/15/17–3/15/18	15,885	18,021,987
AGM 5.00%, 3/15/13	2,525	2,789,140
AMBAC 5.00%, 3/15/15	1,650	1,875,126
NPFGC-RE 5.50%, 3/15/14	4,750	5,262,810
New York St Dormitory Auth (New York Univ) NPFGC 5.00%, 7/01/11	1,815	1,906,022
5.75%, 7/01/12	1,540	1,692,676
NPFGC Series A 6.00%, 7/01/18	1,000	1,192,480
New York St Dormitory Auth (NYU Hosp Center) 5.00%, 7/01/10	1,000	1,004,500
New York St Dormitory Auth (Winthrop So Nassau Univ Hlth) AMBAC Series A 5.25%, 7/01/18	1,000	1,023,170
AMBAC Series B 5.25%, 7/01/19	1,325	1,352,891
New York St Dormitory Auth (Wyckoff Heights Medical Ctr) NPFGC 5.20%, 2/15/16	5,820	5,831,989

34	Sanford C. Bernstein Fund, Inc.—2010 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

New York St Energy Res & Dev Auth (New York St Elec and Gas Corp.) NPFGC Series C 0.679%, 4/01/34(b)(c)(d)	$17,725	$14,308,843
New York St Envrn Fac Corp. (New York NY Mun Wtr Fin Auth) 5.00%, 6/15/14–6/15/25	30,070	32,946,131
5.75%, 6/15/11	745	792,054
Series 2009 A 5.25%, 6/15/24	7,300	8,198,630
New York St Envrn Fac Corp. (New York St Pers Income Tax) NPFGC-RE 5.00%, 12/15/23	1,060	1,148,711
New York St Envrn Fac Corp. (New York St SRF) 4.95%, 6/15/10	1,730	1,733,218
5.20%, 12/15/15	225	225,461
5.375%, 11/15/18	1,485	1,556,414
5.875%, 7/15/20	4,560	4,611,437
New York St Liberty Corp. (National Sports Museum Proj) 6.125%, 2/15/19(c)(e)	1,980	5,940
New York St Loc Gov Asst Corp. 5.00%, 4/01/18–4/01/20	22,670	25,629,219
AGM 5.00%, 4/01/13	4,230	4,698,769
New York St Mortgage Agy SFMR (New York St Mortgage Agy) 4.50%, 4/01/23	2,590	2,628,617
New York St Pwr Auth NPFGC 5.00%, 11/15/16	6,180	7,079,128
New York St Thruway Auth AGM Series 2005A 5.00%, 3/15/18 (Prerefunded/ETM)	895	1,018,922
New York St Thruway Auth (New York St Lease Thruway Svc Contract) NPFGC 5.10%, 4/01/10	1,050	1,050,000
New York St Thruway Auth (New York St Pers Income Tax) 5.00%, 3/15/14–3/15/16	10,950	12,363,269
AGM 5.00%, 3/15/14–3/15/15	8,840	9,995,380
AGM Series 2005A 5.00%, 3/15/18	1,035	1,131,886
AMBAC 5.00%, 3/15/15	10,170	11,557,595
New York St Thruway Auth (New York St Thruway Auth Gen) 4.00%, 7/15/11	48,785	50,913,977
AMBAC 5.00%, 1/01/13–1/01/14	12,285	13,487,592

Principal Amount (000)		U.S. $ Value

New York St Thruway Auth (New York St Thruway Auth Hwy & Brdg) AGM 5.00%, 4/01/12–4/01/17	$23,035	$25,880,589
AGM Series 5B 5.00%, 4/01/14	64,440	72,442,804
AMBAC 5.25%, 4/01/11–4/01/14	20,665	22,398,676
NPFGC 5.00%, 4/01/24	1,060	1,117,770
5.25%, 4/01/12–4/01/14	13,930	15,515,627
NPFGC Series C 5.25%, 4/01/11	4,625	4,844,133
NPFGC-RE Series B 5.00%, 4/01/13–4/01/16	27,025	30,074,216
New York St UDC (New York St Lease UDC Svc Cont) 5.00%, 1/01/19	3,525	3,847,573
New York St UDC (New York St Pers Income Tax) 5.00%, 3/15/16	2,045	2,311,157
AMBAC 5.00%, 12/15/20	6,265	6,857,481
Niagara Falls NY Bridge Comm FGIC 6.30%, 10/01/12 (Prerefunded/ETM)	4,670	5,262,716
Onondaga Cnty NY GO 5.70%, 4/01/11 (Prerefunded/ETM)	1,830	1,925,910
5.70%, 4/01/11	770	810,517
Port Authority of NY & NJ NPFGC-RE 5.125%, 11/15/15	1,355	1,365,081
XLCA Series CONS 143rd 5.00%, 10/01/17	6,370	6,747,805
Tobacco Settlement Fin Corp. NY (New York St Lease Tobacco Asset Sec) 5.00%, 6/01/11	4,485	4,696,423
5.50%, 6/01/15–6/01/16	16,755	17,514,489
Series 2008 5.00%, 6/01/12	8,000	8,654,720
Series A-1 5.50%, 6/01/15	3,820	3,847,771
Series B-1C 5.50%, 6/01/14	16,645	16,664,974
Tompkins Cnty NY IDA (Ithaca College) 5.00%, 7/01/16	2,615	2,771,508
Triborough Brdg & Tunl Auth NY 5.00%, 11/15/11–1/01/20	50,010	56,366,151
5.25%, 11/15/12–1/01/17	19,480	21,566,680
5.50%, 1/01/12 (Prerefunded/ETM)	5,825	6,152,714
5.50%, 1/01/17 (Prerefunded/ETM)	9,370	10,768,941
NPFGC 5.125%, 1/01/18 (Prerefunded/ETM)	8,165	8,275,881
5.25%, 11/15/15	3,145	3,648,420

Schedule of Investments—New York Municipal Portfolio	35

Principal Amount (000)		U.S. $ Value

Triborough Brdg & Tunl Auth NY (New York St Lease Nyc Conv Ctr) 6.00%, 1/01/11	$1,490	$1,550,464
Ulster Cnty NY IDA (Kingston Regl Sr Lvg Corp.) 5.25%, 9/15/16	975	900,530
Yonkers NY GO NPFGC 5.00%, 8/01/12–8/01/14	7,925	8,556,785

		1,352,639,745

Alabama–0.6%
Alabama Pub Sch & Clg Auth Series B 5.00%, 5/01/18	11,055	12,318,587

Arizona–0.0%
Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	675	633,218

California–3.9%
California Econ Recovery (California Econ Rec Spl Tax) Series 2009A 5.25%, 7/01/21	5,000	5,491,300
Series A 5.00%, 7/01/18–7/01/20	27,975	30,734,407
California Statewide CDA (California GO) Series 2009 5.00%, 6/15/13	26,250	28,200,112
San Diego Cnty CA Wtr Auth NPFGC Series 1991B 6.30%, 4/21/11(f)	9,000	9,044,280
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport)
Series 2009 E 5.00%, 5/01/21	1,245	1,329,125

		74,799,224

Colorado–0.1%
Denver Co. City & Cnty Arpt (Denver Intl Airport) Series D 7.75%, 11/15/13	635	697,497
Todd Creek Farms Met Dist #1 Co. 5.60%, 12/01/14(c)	2,765	1,264,462

		1,961,959

Florida–4.4%
Beacon Tradeport CDD FL Series B 7.125%, 5/01/22	1,180	1,218,232
Citizens Ppty Ins Corp. FL Series 2009A1 6.00%, 6/01/16	32,640	35,757,446
Series 2010A 5.00%, 6/01/16(g)	7,120	7,417,830

Principal Amount (000)		U.S. $ Value

Concorde Estates CDD FL Series 04B 5.00%, 5/01/11(c)(e)	$690	$258,750
Dupree Lakes CDD FL 5.00%, 11/01/10	340	279,538
Durbin Crossing CDD FL Series 1 5.25%, 11/01/15	3,125	2,013,219
Series B-2 4.875%, 11/01/10	1,995	1,691,880
Fiddlers Creek CDD #2 FL Series B 5.75%, 5/01/13(c)(e)	950	389,082
Florida Brd of Ed Lottery Series 2010 C 5.00%, 7/01/18	16,245	18,085,234
Hammock Bay CDD FL Series B 5.375%, 5/01/11	60	59,480
Heritage Plantation CDD FL Series B 5.10%, 11/01/13(c)	955	446,930
Lakewood Ranch Stwdshp Dist FL Series B 5.00%, 5/01/13	230	184,076
Landmark at Doral CDD FL Series B 5.20%, 5/01/15(c)(e)	1,710	565,035
Live Oak No 2 CDD 7.36%, 11/01/20	750	723,870
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 6.75%, 11/15/24	3,300	3,242,679
Miami-Dade Cnty FL Aviation (Miami Intl Airport) 5.75%, 10/01/20	1,435	1,580,409
Midtown Miami CDD FL Series 04A 6.00%, 5/01/24	1,290	1,207,363
Overoaks CDD FL Series 4B 5.125%, 5/01/09(e)	875	431,786
Parkway Center CDD FL Series B 5.625%, 5/01/14	1,845	1,331,481
Paseo CDD FL 5.00%, 2/01/11(c)(e)	860	353,985
Polk Cnty FL SD Sales Tax AGM 5.00%, 10/01/16	2,665	2,890,326
Quarry CDD FL (The) 5.25%, 5/01/16	1,910	1,565,646
Six Mile Creek CDD FL 5.50%, 5/01/17(c)	1,285	592,102
Sterling Hill CDD FL Series B 5.50%, 11/01/10	170	154,681

36	Sanford C. Bernstein Fund, Inc.—2010 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Stoneybrook CDD FL Series B 5.45%, 11/01/15(c)	$4,300	$1,939,300
Tern Bay CDD FL Series B 5.00%, 5/01/15(c)(e)	1,475	472,000
Venetian CDD FL Series B 5.95%, 5/01/12	180	174,564
Verano CDD FL Series B 5.00%, 11/01/13	1,750	1,209,827

		86,236,751

Georgia–0.4%
Main Street Nat Gas, Inc. (JP Morgan Chase) Series A 5.00%, 3/15/17	6,975	7,380,945

Guam–0.2%
Guam Wtrworks Auth 5.00%, 7/01/11	2,160	2,205,857
Guam Wtrworks Auth COP 5.18%, 7/01/15 (Prerefunded/ETM)	2,484	2,488,783

		4,694,640

Illinois–0.3%
Bolingbrook IL Sales Tax 5.75%, 1/01/15	1,695	1,104,140
Cortland IL Spl Tax (Sheaffer Sys Proj Assmt) 5.50%, 3/01/17(c)	1,307	783,507
Cortland IL SSA #10 5.125%, 3/01/14	2,991	2,738,171
Pingree Grove SSA #1 IL (Pingree Grove SSA #1 Cambridge) Series 5-1 5.25%, 3/01/15	769	696,691

		5,322,509

Indiana–0.7%
Indiana Bond Bank Gas (JP Morgan Chase) 5.25%, 10/15/18–10/15/21	10,745	11,111,634
South Bend IN Econ Dev (One Michiana Square Proj) 1.00%, 10/01/09(b)(e)	3,110	1,555,000

		12,666,634

Louisiana–0.2%
Isabella Lakes CDD LA 6.00%, 8/01/22	1,515	1,007,066
Juban Parc LA CDD (Juban Parc CDD LA) 5.15%, 10/01/14	1,155	1,083,621
Whispering Springs CDD LA 5.20%, 10/01/21	1,500	1,017,060

		3,107,747

Principal Amount (000)		U.S. $ Value

Nevada–0.8%
Clark Cnty NV Arpt AGM Series C 2009 5.00%, 7/01/23	$7,400	$7,659,592
Clark Cnty NV SD GO Series B 5.00%, 6/15/17	3,620	3,996,335
Henderson NV LID # T-16 (Henderson NV LID # T-16 Falls) 4.625%, 3/01/12	535	331,866
Las Vegas NV SID #607 (Las Vegas NV SID #607 Providence) 5.00%, 6/01/10	1,845	1,845,443
5.35%, 6/01/12	1,360	1,343,897

		15,177,133

New Jersey–0.4%
Tobacco Settlement Auth NJ 5.75%, 6/01/32 (Prerefunded/ETM)	8,030	8,633,615

North Carolina–0.3%
North Carolina Eastern Mun Pwr Agy 5.00%, 1/01/15	1,475	1,631,040
5.375%, 1/01/17	2,285	2,425,802
North Carolina Mun Pwr Agy #1 Series A 5.25%, 1/01/17	2,290	2,599,058

		6,655,900

Ohio–0.3%
Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC) Series A 7.00%, 8/01/21	1,395	1,347,347
Ohio Air Quality Dev Auth (Cleveland Electric Illum) 7.25%, 11/01/32(b)	4,830	5,356,615

		6,703,962

Pennsylvania–1.4%
Allegheny Cnty PA Hosp Dev Auth (West Penn Allegheny Hlth Sys) Series 07A 5.00%, 11/15/17	9,845	9,221,418
Philadelphia PA Parking Auth 5.00%, 9/01/16–9/01/21	14,925	15,412,704
5.25%, 9/01/23	2,075	2,145,508

		26,779,630

Puerto Rico–5.7%
Puerto Rico Elec Pwr Auth 5.25%, 7/01/13–7/01/15	12,425	13,615,329
5.50%, 7/01/16–7/01/19	13,000	14,227,540
NPFGC 5.50%, 7/01/16	3,695	4,085,968
Puerto Rico GO 5.00%, 7/01/13	4,980	5,278,452
5.25%, 7/01/14	1,305	1,394,640

Schedule of Investments—New York Municipal Portfolio	37

Principal Amount (000)		U.S. $ Value

Puerto Rico Govt Dev Bank 5.00%, 12/01/11–12/01/14	$12,470	$13,146,461
Series B 5.00%, 12/01/13	4,410	4,675,173
NPFGC Series 2009 4.75%, 12/01/15	7,460	7,663,360
Puerto Rico Pub Bldgs Auth 5.25%, 7/01/11 (Prerefunded/ETM)	5	5,285
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) 5.00%, 7/01/28(b)	1,000	1,035,430
5.75%, 7/01/15	4,245	4,625,989
Series C 5.25%, 7/01/11	1,780	1,851,787
Puerto Rico Pub Fin Corp. (Puerto Rico Lease) Series A 5.75%, 8/01/27(b)	1,405	1,451,632
Puerto Rico Sales Tax Fin Corp. 5.50%, 8/01/22	23,245	25,088,793
Series 2009A 5.00%, 8/01/39(b)	11,300	11,817,540
Univ of Puerto Rico 5.00%, 6/01/13	1,015	1,066,532

		111,029,911

South Carolina–0.0%
Lancaster Cnty SC Edenmore ID Series B 5.375%, 12/01/16(c)	1,159	429,189

Tennessee–0.9%
Tennessee Energy Acq Corp. Gas (Goldman Sachs Group, Inc.) Series A 5.25%, 9/01/21	17,375	17,537,456

Virginia–0.2%
Broad Street CDA VA 7.125%, 6/01/15	1,686	1,640,293
Celebrate Virginia North CDA VA Series B 6.25%, 3/01/18(c)	1,448	1,214,495

		2,854,788

Total Long-Term Municipal Bonds (cost $1,711,095,397)		1,757,563,543

Short-Term Municipal Notes–1.4%
New York–1.4%
Metropolitan Trnsp Auth NY 0.32%, 11/01/26(b)(h)	1,700	1,700,000
New York NY Trnsl Fin Auth 0.31%, 11/01/22(b)(h)	10,325	10,325,000
Series B 0.29%, 2/01/31(b)(h)	10,300	10,300,000

Principal Amount (000)		U.S. $ Value

New York NY Trst for Cult Res (Lincoln Center Performing Arts) 0.31%, 12/01/35(b)(h)	$4,200	$4,200,000

Total Short-Term Municipal Notes (cost $26,525,000)		26,525,000

Total Municipal Obligations (cost $1,737,620,397)		1,784,088,543

AGENCIES–6.8%
Other–6.8%
Federal Home Loan Banks 1.75%, 8/22/12	44,000	44,328,504
Federal Home Loan Banks 1.50%, 1/16/13	87,000	86,845,314

		131,173,818

Total Agencies (cost $131,183,665)		131,173,818

SHORT-TERM INVESTMENTS–0.1%
Time Deposit–0.1%
State Street Time Deposit 0.01%, 4/01/10 (cost $2,346,000)	2,346	2,346,000

Total Investments—98.8% (cost $1,871,150,062)		1,917,608,361

Other assets less liabilities—1.2%		23,903,368

Net Assets—100.0%		$1,941,511,729

(a)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2010.
(b)	Variable rate coupon, rate shown as of March 31, 2010.
(c)	Illiquid security.
(d)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2010 and the aggregate market value of this security amounted to $14,308,843 or 0.74% of net assets.
(e)	Security is in default and is non-income producing.
(f)	Floating Rate Security. Stated interest rate was in effect at March 31, 2010.
(g)	When-Issued or delayed delivery security.
(h)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of March 31, 2010, the Portfolio held 26.1% of net assets in insured bonds(of this amount 5.0% represents the Portfolio’s holding in pre-refunded or escrowed to maturity bonds).

38	Sanford C. Bernstein Fund, Inc.—2010 Semi-Annual Report

Glossary:

ACA—ACA Financial Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CDA—Community Development Authority

CDD—Community Development District

COP—Certificate of Participation

ETM—Escrowed to Maturity

FGIC—Financial Guaranty Insurance Company

GO—General Obligation

ID—Improvement District

IDA—Industrial Development Authority/Agency

LID—Local Improvement District

NPFGC—National Public Finance Guarantee Corporation

NPFGC-RE—National Public Finance Guarantee Corporation reinsuring FGIC

SD—School District

SFMR—Single Family Mortgage Revenue

SID—Special Improvement District

SRF—State Revolving Fund

SSA—Special Services Area

UDC—Urban Development Corporation

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

Schedule of Investments—New York Municipal Portfolio	39

SCB–MU–1945–0310

SEMI-ANNUAL REPORT

AllianceBernstein Blended Style Funds

Tax-Managed International Portfolio

International Portfolio

March 31, 2010

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

May 25, 2010

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Blended Style Funds Tax-Managed International and International Portfolios (each a “Portfolio,” and collectively, the “Portfolios”) for the semi-annual reporting period ended March 31, 2010.

Investment Objective and Policies

The investment objective of each Portfolio is to provide long-term growth of capital through investments in equity securities of established foreign companies comprising the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, plus Canada. Each Portfolio diversifies its investments among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, each Portfolio will invest in companies in at least three countries (and normally substantially more) other than the United States. The Portfolio also diversifies its investments between growth and value equity investment styles. The Adviser selects international growth and international value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio.

Normally, approximately 50% of each Portfolio’s value will consist of international value stocks and 50% will consist of international growth stocks. The Adviser will rebalance the Portfolios as necessary to maintain this targeted allocation.

Prior to September 2, 2003, 100% of the value of the Portfolios consisted of international value stocks. The Tax-Managed International Portfolio seeks to maximize after-tax returns to shareholders by pursuing a number of strategies that take into account the tax impact of buy and sell investment decisions on the Portfolio’s shareholders. The International Portfolio is managed without regard to tax consequences to the shareholder.

The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into foreign currency transactions for investment purposes when it anticipates that a foreign currency will appreciate or depreciate in value.

Investment Results

The tables on pages 5 and 8 show performance for the Portfolios compared to their benchmark, the MSCI EAFE Index, for the six- and 12-month periods ended March 31, 2010.

The Portfolios’ Class A shares without sales charges outperformed the benchmark for the six-month period ended March 31, 2010. Favorable stock selection in the materials, consumer discretionary, health care and energy sectors was offset by an underweight in the outperforming consumer staples sector and stock selection in financials, technology and telecommunications.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	1

The Portfolios’ Class A shares without sales charges underperformed the benchmark for the 12-month period ended March 31, 2010. The largest detractor from performance was an overweight and unfavorable stock selection in the telecommunications sector. Other negative contributors to performance included an overweight in the lagging energy sector and unfavorable stock selection in technology and consumer staples.

Market Review and Investment Strategy

The capital markets continue to recover from their steep decline in 2008 as global economic growth improves. The global economic recovery is being driven by strong gains in the emerging markets economies. The pick up in emerging markets growth is resulting from both accelerating export activity and strong domestic demand which is acting as an important catalyst for the recovery in the industrialized economies. The global economic recovery is driving a broad-based corporate earnings recovery especially for companies that benefit from a revival in corporate and consumer spending or the recovery in the credit cycle. Other companies have seen better earnings growth owing to the strong demand from emerging markets economies.

In spite of the recovery, many investors remain cautious about the future and this is creating opportunities for those with a longer-term view. The deep corporate cost cutting over the last two years and more recent evidence of renewed revenue growth has revealed underappreciated operating leverage especially for non-financial firms. This underappreciated earning growth potential and attendant strong cash flow generation should allow companies to take advantage of improving business conditions. Many value stocks exposed to the most distressed parts of the global economy remain attractively-priced despite leaping ahead in the last year. Growth stocks, with their typically stronger balance sheets and more stable earnings, are poised to withstand weaker periods of economic growth and are also positioned to deliver better than expected earnings growth as economic growth continues to improve. Currently, growth stocks are priced at parity to their value counterparts. The Portfolios remain well-positioned to take advantage of the rebound in corporate profitability while withstanding any inevitable risks.

2	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Portfolios will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC Returns, Returns After Taxes on Distributions and Returns After Taxes on Distributions and Sale of Fund Shares reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares.

Benchmark Disclosure

The unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a market capitalization weighted index that measures stock market performance in 21 countries in Europe, Australasia and the Far East. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolios.

The MSCI EAFE Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend is reinvested after deduction of withholding tax, applying the highest rate applicable to non-resident institutional individuals who do not benefit from double taxation treaties.

A Word About Risk

Substantially all of the Portfolios’ assets will be invested in foreign securities. Foreign markets can be more volatile than the US market due to increased risks of adverse issuer, political, regulatory, market or economic developments. To the extent that the Portfolios invest a substantial amount of their assets in a particular country or region, an investment in the Portfolios has the risk that market changes or other events affecting that country or region may have a more significant effect on the Portfolios’ net asset values. In addition, because the Portfolios will invest in foreign currency denominated securities, fluctuations in the value of the Portfolios’ investments may be magnified by changes in foreign exchange rates. Because the Portfolios allocate between “growth” and “value” stocks, an investment in the Portfolios is subject to the risk that this allocation will result in lower returns when one style is outperforming another than if the Portfolios had invested entirely in the outperforming style. In addition, the transaction costs associated with the systematic rebalancing of the Portfolios may be significant over time. While the Portfolios invest principally in

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

common stocks and other equity securities, in order to achieve their investment objectives, they may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases greater than, the risks presented by more traditional investments. AllianceBernstein Tax-Managed International Portfolio may employ strategies that take into account the tax impact of buy and sell decisions on the Portfolio’s shareholders. While the Portfolio seeks to maximize after-tax returns, there can be no assurance that the strategies will be effective, and the use of these strategies may affect the gross returns of the Portfolio. These risks are fully discussed in the Portfolios’ prospectus.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Historical Performance

TAX-MANAGED INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED MARCH 31, 2010	Returns
	6 Months	12 Months
AllianceBernstein Blended Style Funds Tax-Managed International Portfolio
Class A	3.15%	51.10%

Class B*	2.78%	49.97%

Class C	2.78%	50.06%

MSCI EAFE Index (net)	3.06%	54.44%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See 2.E for additional information.

    Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance disclosures on pages 3-4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	5

Historical Performance

TAX-MANAGED INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2010
	NAV Returns	SEC Returns

Class A Shares
1 Year	51.10%	44.73%
5 Years	-0.17%	-1.04%
Since Inception*	2.30%	1.58%

Class B Shares
1 Year	49.97%	45.97%
5 Years	-0.90%	-0.90%
Since Inception*	1.55%	1.55%

Class C Shares
1 Year	50.06%	49.06%
5 Years	-0.87%	-0.87%
Since Inception*	1.57%	1.57%

SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2010)

Class A Shares
1 Year		44.73%
5 Years		-1.04%
Since Inception*		1.58%

Class B Shares
1 Year		45.97%
5 Years		-0.90%
Since Inception*		1.55%

Class C Shares
1 Year		49.06%
5 Years		-0.87%
Since Inception*		1.57%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.70%, 2.53% and 2.46% for Class A, Class B and Class C, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Date: 1/30/04 for Class A, Class B and Class C shares.

See Historical Performance disclosures on pages 3-4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Historical Performance

TAX-MANAGED INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2010)
Returns

Class A Shares
1 Year	44.81%
5 Years	-1.85%
Since Inception*	0.87%

Class B Shares
1 Year	46.17%
5 Years	-1.62%
Since Inception*	0.94%

Class C Shares
1 Year	49.26%
5 Years	-1.59%
Since Inception*	0.95%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2010)

Class A Shares
1 Year	29.70%
5 Years	-0.35%
Since Inception*	1.82%

Class B Shares
1 Year	30.39%
5 Years	-0.20%
Since Inception*	1.83%

Class C Shares
1 Year	32.40%
5 Years	-0.18%
Since Inception*	1.84%

*	Inception Date: 1/30/04 for Class A, Class B and Class C shares.

See Historical Performance disclosures on pages 3-4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	7

Historical Performance

INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED MARCH 31, 2010	Returns
	6 Months	12 Months
AllianceBernstein Blended Style Funds International Portfolio
Class A	3.46%	51.18%

Class B*	3.05%	49.95%

Class C	3.05%	50.00%

MSCI EAFE Index (net)	3.06%	54.44%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note 2.E for additional information.

    Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance disclosures on pages 3-4.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Historical Performance

INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2010
	NAV Returns	SEC Returns

Class A Shares
1 Year	51.18%	44.79%
5 Years	-0.02%	-0.89%
Since Inception*	2.52%	1.80%

Class B Shares
1 Year	49.95%	45.95%
5 Years	-0.75%	-0.75%
Since Inception*	1.77%	1.77%

Class C Shares
1 Year	50.00%	49.00%
5 Years	-0.74%	-0.74%
Since Inception*	1.79%	1.79%

SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2010)

Class A Shares
1 Year		44.79%
5 Years		-0.89%
Since Inception*		1.80%

Class B Shares
1 Year		45.95%
5 Years		-0.75%
Since Inception*		1.77%

Class C Shares
1 Year		49.00%
5 Years		-0.74%
Since Inception*		1.79%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.60%, 2.37% and 2.32% for Class A, Class B and Class C shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	Inception Date: 1/30/04 for Class A, Class B and Class C shares.

See Historical Performance disclosures on pages 3-4.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	9

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Tax-Managed International Portfolio

	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During Period*
Class A
Actual	$1,000	$1,031.55	$8.91
Hypothetical (5% return before expenses)	$1,000	$1,016.16	$8.85
Class B
Actual	$1,000	$1,027.80	$12.64
Hypothetical (5% return before expenses)	$1,000	$1,012.47	$12.54
Class C
Actual	$1,000	$1,027.76	$12.49
Hypothetical (5% return before expenses)	$1,000	$1,012.62	$12.39
*	Expenses are equal to the classes’ annualized expense ratios of 1.76%, 2.50% and 2.47%, respectively, multiplied by the average account value over the period, multiplied by 182/365 (reflect the one-half year period).

10	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

International Portfolio

	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During Period*
Class A
Actual	$1,000	$1,034.62	$7.86
Hypothetical (5% return before expenses)	$1,000	$1,017.20	$7.80
Class B
Actual	$1,000	$1,030.54	$11.80
Hypothetical (5% return before expenses)	$1,000	$1,013.31	$11.70
Class C
Actual	$1,000	$1,030.50	$11.49
Hypothetical (5% return before expenses)	$1,000	$1,013.61	$11.40
*	Expenses are equal to the classes’ annualized expense ratios of 1.55%, 2.33% and 2.27%, respectively, multiplied by the average account value over the period, multiplied by 182/365 (reflect the one-half year period).

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	11

Fund Expenses

TAX-MANAGED INTERNATIONAL PORTFOLIO

PORTFOLIO SUMMARY

March 31, 2010 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $5,339.4

*	All data are as of March 31, 2010. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. ‘Other’ country weightings represent 1.3% or less in the following countries: Austria, Finland, Ireland, New Zealand, Norway, Singapore, Sweden and United States.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market.

12	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Portfolio Summary

INTERNATIONAL PORTFOLIO

PORTFOLIO SUMMARY

March 31, 2010 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2,365.7

*	All data are as of March 31, 2010. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. ‘Other’ country weightings represent 1.3% or less in the following countries: Finland, Ireland, New Zealand, Norway, Singapore, Sweden and United States.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	13

Portfolio Summary

TAX-MANAGED INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

March 31, 2010 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.9%
Financials – 21.6%
Capital Markets – 4.6%
Credit Suisse Group AG	1,488,900	$76,637,253
Deutsche Bank AG	555,100	42,611,401
Julius Baer Group Ltd.	831,519	30,096,774
Macquarie Group Ltd.	1,622,705	70,176,370
Man Group PLC	7,026,941	25,722,740

		245,244,538

Commercial Banks – 12.3%
Australia & New Zealand Banking Group Ltd.	1,436,700	33,392,389
Banco Santander SA	7,671,394	101,753,408
Barclays PLC	5,832,500	31,759,019
BNP Paribas	1,056,770	80,997,764
Canadian Imperial Bank of Commerce	257,000	18,775,562
Credit Agricole SA	2,213,984	38,673,918
Danske Bank A/S(a)	977,800	23,992,386
HSBC Holdings PLC	6,785,200	68,937,621
Mitsubishi UFJ Financial Group, Inc.	1,747,500	9,159,789
National Australia Bank Ltd.	1,332,721	33,625,953
National Bank of Canada	334,700	20,378,918
Royal Bank of Scotland Group PLC(a)	109,852	72,770
Societe Generale	478,363	30,021,891
Standard Chartered PLC	2,934,451	79,985,201
Sumitomo Mitsui Financial Group, Inc.	840,900	27,858,819
UniCredit SpA(a)	10,976,175	32,363,768
United Overseas Bank Ltd.	1,787,000	24,488,150

		656,237,326

Consumer Finance – 0.5%
ORIX Corp.	307,210	27,277,200

Diversified Financial Services – 0.7%
Hong Kong Exchanges and Clearing Ltd.	2,299,600	38,292,622

Insurance – 2.1%
Allianz SE	455,300	56,983,960
Aviva PLC	1,268,907	7,412,769
Muenchener Rueckversicherungs AG (MunichRe)	166,300	26,976,613
Old Mutual PLC(a)	12,124,782	22,525,251

		113,898,593

Real Estate Investment Trusts (REITs) – 0.2%
Klepierre	300,600	11,777,809

14	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Real Estate Management & Development – 1.2%
Lend Lease Group	973,000	$7,725,132
Mitsui Fudosan Co., Ltd.	1,646,000	28,016,306
New World Development Ltd.	5,027,354	9,804,157
Sumitomo Realty & Development Co., Ltd.	914,000	17,440,806

		62,986,401

		1,155,714,489

Industrials – 12.0%
Aerospace & Defense – 2.0%
BAE Systems PLC	10,489,020	59,135,860
Bombardier, Inc.	2,179,800	13,370,899
Rolls-Royce Group PLC(a)	3,530,400	31,963,610

		104,470,369

Air Freight & Logistics – 0.4%
Deutsche Post AG	1,249,490	21,640,789

Building Products – 0.5%
Compagnie de St-Gobain(a)	549,200	26,374,577

Commercial Services & Supplies – 0.0%
Rentokil Initial PLC(a)	678,358	1,345,697

Construction & Engineering – 0.3%
Bouygues SA(a)	306,800	15,392,762

Electrical Equipment – 1.2%
ABB Ltd.(a)	1,910,400	41,762,594
Vestas Wind Systems A/S(a)	430,000	23,393,901

		65,156,495

Industrial Conglomerates – 1.2%
Siemens AG	653,700	65,315,730

Machinery – 1.5%
Atlas Copco AB – Class A	2,085,800	32,326,844
NGK Insulators Ltd.	1,230,000	25,143,941
Vallourec SA	102,056	20,593,967

		78,064,752

Professional Services – 0.5%
Randstad Holding NV(a)	577,100	27,405,677

Road & Rail – 0.3%
East Japan Railway Co.	215,500	14,993,868

Trading Companies & Distributors – 4.0%
ITOCHU Corp.	2,752,000	24,154,789
Mitsubishi Corp.	3,052,400	80,155,131
Mitsui & Co., Ltd.	4,447,000	74,875,587

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	15

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Travis Perkins PLC(a)	787,100	$9,792,008
Wolseley PLC(a)	1,003,730	24,253,522

		213,231,037

Transportation Infrastructure – 0.1%
Intoll Group	6,681,582	6,845,498

		640,237,251

Energy – 10.4%
Energy Equipment & Services – 3.4%
Saipem SpA(a)	2,045,300	79,119,245
Technip SA	406,500	32,997,075
Tenaris SA	2,331,652	50,274,338
WorleyParsons Ltd.	806,200	18,814,783

		181,205,441

Oil, Gas & Consumable Fuels – 7.0%
BG Group PLC	3,285,920	56,904,928
BP PLC	7,901,800	74,791,721
ENI SpA	1,669,640	39,163,371
Nexen, Inc. (Toronto)	1,202,895	29,762,961
OMV AG(a)	158,400	5,938,856
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	2,534,116	73,282,568
Suncor Energy, Inc. (Toronto)	1,547,560	50,328,269
Talisman Energy, Inc.	1,080,800	18,484,218
Tullow Oil PLC	1,281,750	24,322,977

		372,979,869

		554,185,310

Consumer Discretionary – 9.8%
Automobiles – 3.7%
Bayerische Motoren Werke AG	737,900	34,041,649
Honda Motor Co., Ltd.	1,429,600	50,391,524
Nissan Motor Co., Ltd.(a)	5,378,900	46,191,403
Suzuki Motor Corp.	1,200,300	26,502,614
Volkswagen AG (Preference Shares)	426,400	39,080,700

		196,207,890

Distributors – 0.2%
Li & Fung Ltd.	2,494,000	12,249,323

Hotels, Restaurants & Leisure – 1.2%
Carnival PLC	1,000,450	41,069,242
Thomas Cook Group PLC	2,253,000	9,229,509
TUI Travel PLC	2,490,300	11,408,681

		61,707,432

Household Durables – 1.1%
Electrolux AB	328,600	7,526,594
Sharp Corp.	1,657,000	20,750,225
Sony Corp.	854,900	32,756,671

		61,033,490

16	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Leisure Equipment & Products – 0.1%
Namco Bandai Holdings, Inc.	734,800	$7,166,319

Media – 1.6%
Lagardere SCA	607,300	24,548,444
SES SA (FDR)	1,128,519	28,483,315
Vivendi SA(a)	1,151,500	30,791,744

		83,823,503

Multiline Retail – 0.4%
Marks & Spencer Group PLC	4,265,700	23,973,655

Specialty Retail – 0.7%
Esprit Holdings Ltd.	3,306,134	26,077,322
Kingfisher PLC	2,819,800	9,181,065

		35,258,387

Textiles, Apparel & Luxury Goods – 0.8%
Asics Corp.	740,000	7,244,721
LVMH Moet Hennessy Louis Vuitton SA	242,200	28,294,019
Yue Yuen Industrial Holdings Ltd.	2,015,000	7,016,645

		42,555,385

		523,975,384

Materials – 9.7%
Chemicals – 1.5%
Air Water, Inc.	855,000	9,795,569
Koninklijke DSM NV	273,400	12,179,893
Nippon Shokubai Co., Ltd.	795,000	7,184,967
Syngenta AG	70,355	19,536,089
Yara International ASA	738,500	32,107,144

		80,803,662

Construction Materials – 0.5%
CRH PLC	605,903	15,114,178
CRH PLC (London)	450,200	11,249,059

		26,363,237

Metals & Mining – 7.7%
Anglo American PLC(a)	687,500	29,926,254
ArcelorMittal (Euronext Amsterdam)	1,151,148	50,472,418
BHP Billiton Ltd.	462,700	18,559,696
BHP Billiton PLC	1,613,913	55,160,345
JFE Holdings, Inc.	605,200	24,417,806
Kazakhmys PLC(a)	647,200	14,960,686
Lundin Mining Corp.(a)	1,934,200	10,264,696
Mitsubishi Materials Corp.(a)	3,476,000	10,012,572
Rio Tinto PLC	2,057,155	121,616,380
Xstrata PLC(a)	3,867,630	73,199,960

		408,590,813

		515,757,712

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	17

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 9.1%
Health Care Equipment & Supplies – 0.5%
Alcon, Inc.	171,400	$27,691,384

Health Care Providers & Services – 0.8%
Celesio AG	385,300	12,314,379
Fresenius Medical Care AG & Co. KGAA	510,461	28,760,828

		41,075,207

Life Sciences Tools & Services – 0.4%
QIAGEN NV(a)	848,177	19,545,739

Pharmaceuticals – 7.4%
AstraZeneca PLC	855,400	38,138,640
Bayer AG	1,338,700	90,455,632
Novartis AG	1,193,580	64,565,411
Novo Nordisk A/S – Class B	250,277	19,320,222
Roche Holding AG	440,753	71,582,884
Sanofi-Aventis SA	1,519,073	113,365,907

		397,428,696

		485,741,026

Consumer Staples – 8.9%
Beverages – 2.1%
Anheuser-Busch InBev NV	1,359,630	68,386,201
Asahi Breweries Ltd.	898,400	16,857,982
Carlsberg A/S	327,675	27,470,724

		112,714,907

Food & Staples Retailing – 1.8%
Aeon Co., Ltd.	1,978,900	22,488,810
Casino Guichard Perrachon SA	204,600	17,291,703
Koninklijke Ahold NV	93,206	1,242,914
Tesco PLC	8,764,838	57,949,277

		98,972,704

Food Products – 2.6%
Nestle SA	1,448,335	74,215,545
Unilever NV	831,600	25,158,235
Unilever PLC	1,285,991	37,646,916

		137,020,696

Personal Products – 0.5%
L’Oreal SA	244,100	25,670,471

Tobacco – 1.9%
British American Tobacco PLC	1,721,881	59,362,658
Imperial Tobacco Group PLC	491,200	14,987,184
Japan Tobacco, Inc.	6,790	25,278,088

		99,627,930

		474,006,708

18	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Information Technology – 6.9%
Communications Equipment – 1.5%
Nokia Oyj	3,423,500	$53,352,230
Research In Motion Ltd.(a)	361,131	26,705,637

		80,057,867

Computers & Peripherals – 1.1%
Toshiba Corp.(a)	11,440,000	59,211,423

Electronic Equipment, Instruments & Components – 1.4%
Hitachi High-Technologies Corp.	443,400	10,182,351
Murata Manufacturing Co., Ltd.	346,600	19,723,916
Nippon Electric Glass Co., Ltd.	3,035,000	42,838,820

		72,745,087

Office Electronics – 1.3%
Canon, Inc.	1,294,100	59,858,891
Konica Minolta Holdings, Inc.	718,500	8,403,828

		68,262,719

Semiconductors & Semiconductor Equipment – 1.1%
ASML Holding NV	1,353,300	47,981,232
Elpida Memory, Inc.(a)	565,400	11,157,797

		59,139,029

Software – 0.5%
Konami Corp.	28,100	542,301
SAP AG	581,200	28,138,123

		28,680,424

		368,096,549

Telecommunication Services – 6.1%
Diversified Telecommunication Services – 3.6%
France Telecom SA	1,279,400	30,645,066
Nippon Telegraph & Telephone Corp.	706,600	29,731,966
Telecom Corp. of New Zealand Ltd.	9,141,844	13,990,065
Telecom Italia SpA (ordinary shares)	15,793,600	22,708,014
Telecom Italia SpA (savings shares)	11,715,800	13,216,116
Telefonica SA	2,971,734	70,413,772
Telstra Corp. Ltd.	3,279,800	8,992,998

		189,697,997

Wireless Telecommunication Services – 2.5%
KDDI Corp.	2,516	13,024,859
Softbank Corp.	1,072,000	26,452,720
Vodafone Group PLC	40,937,300	94,684,532

		134,162,111

		323,860,108

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	19

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Utilities – 2.4%
Electric Utilities – 1.7%
E.ON AG	1,078,800	$39,883,894
EDF SA	502,400	27,387,507
Tokyo Electric Power Co., Inc. (The)	939,400	25,055,198

		92,326,599

Gas Utilities – 0.3%
Tokyo Gas Co., Ltd.	3,953,000	17,435,899

Multi-Utilities – 0.4%
Centrica PLC	1,395,498	6,231,078
RWE AG	159,340	14,135,386

		20,366,464

		130,128,962

Total Common Stocks (cost $4,746,849,670)		5,171,703,499

RIGHTS – 0.0%
Consumer Discretionary – 0.0%
Automobiles – 0.0%
Volkswagen AG (cost $0)	426,400	273,561

	Principal Amount (000)
SHORT-TERM INVESTMENTS – 1.7%
Repurchase Agreement – 1.7%
State Street Bank & Trust Co. 0.00% 3/31/10, due 4/01/10 in the amount of $92,511,000 (collateralized by $94,365,000 U.S. Treasury Bill, 0.00%, due 4/08/10, value $94,365,000) (cost $92,511,000)	$92,511	92,511,000

Total Investments – 98.6% (cost $4,839,360,670)		5,264,488,060
Other assets less liabilities – 1.4%		74,927,209

Net Assets – 100.0%		$5,339,415,269

20	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

FUTURES CONTRACTS (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2010	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
TOPIX Index Futures	126	June 2010	$12,373,202	$13,174,136	$800,934
EURO STOXX 50	291	June 2010	11,068,501	11,205,550	137,049

					$937,983

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 4/15/10	149,004	$134,783,058	$136,600,019	$1,816,961
Australian Dollar settling 4/15/10	44,217	39,759,926	40,536,113	776,187
Australian Dollar settling 4/15/10	297,487	273,640,442	272,722,410	(918,032)
British Pound settling 4/15/10	26,559	42,822,404	40,301,026	(2,521,378)
Canadian Dollar settling 4/15/10	23,454	22,134,977	23,092,502	957,525
Japanese Yen settling 4/15/10	20,304,659	219,745,013	217,197,010	(2,548,003)
Japanese Yen settling 4/15/10	4,591,030	51,693,220	49,109,812	(2,583,408)
Japanese Yen settling 4/15/10	6,434,590	72,095,843	68,830,199	(3,265,644)
New Zealand Dollar settling 4/15/10	223,312	160,157,133	158,534,385	(1,622,748)
New Zealand Dollar settling 4/15/10	130,835	96,306,989	92,882,811	(3,424,178)
Norwegian Krone settling 4/15/10	140,334	24,160,942	23,603,900	(557,042)
Norwegian Krone settling 4/15/10	1,388,514	246,007,228	233,545,300	(12,461,928)
Swedish Krona settling 4/15/10	97,106	13,476,650	13,448,719	(27,931)
Swedish Krona settling 4/15/10	192,319	26,732,878	26,635,265	(97,613)
Swedish Krona settling 7/15/10	345,295	48,407,764	47,828,604	(579,160)
Swedish Krona settling 4/15/10	1,241,622	173,373,846	171,958,731	(1,415,115)

Sale Contracts:
British Pound settling 4/15/10	83,216	134,194,538	126,273,209	7,921,329
British Pound settling 4/15/10	45,725	68,805,151	69,383,802	(578,651)
British Pound settling 7/15/10	31,836	47,559,482	48,281,958	(722,476)
Canadian Dollar settling 4/15/10	195,508	189,432,887	192,494,617	(3,061,730)
Euro settling 4/15/10	142,470	206,745,341	192,428,883	14,316,458
Euro settling 4/15/10	196,545	277,564,780	265,465,956	12,098,824
Euro settling 4/15/10	65,018	95,613,520	87,817,373	7,796,147
Euro settling 4/15/10	54,922	77,233,513	74,181,084	3,052,429
Euro settling 4/15/10	50,199	68,629,061	67,801,906	827,155
Euro settling 4/15/10	31,437	42,828,197	42,460,776	367,421
Japanese Yen settling 4/15/10	16,164,361	177,223,311	172,908,635	4,314,676
Japanese Yen settling 4/15/10	1,675,569	18,390,818	17,923,403	467,415
Swiss Franc settling 4/15/10	155,726	153,201,244	147,702,925	5,498,319

(a)	Non-income producing security.

Glossary:

FDR – Fiduciary Depositary Receipt

REIT – Real Estate Investment Trust

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	21

Tax-Managed International Portfolio—Portfolio of Investments

INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

March 31, 2010 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.7%
Financials – 21.8%
Capital Markets – 4.8%
Credit Suisse Group AG	669,526	$34,462,108
Deutsche Bank AG	259,700	19,935,473
Julius Baer Group Ltd.	380,996	13,790,125
Macquarie Group Ltd.	779,300	33,702,025
Man Group PLC	3,207,523	11,741,422

		113,631,153

Commercial Banks – 12.3%
Australia & New Zealand Banking Group Ltd.	649,400	15,093,629
Banca Popolare di Milano Scarl	412,900	2,563,545
Banco Santander SA	3,383,140	44,873,985
Barclays PLC	3,215,199	17,507,341
BNP Paribas	445,729	34,163,586
Credit Agricole SA	870,350	15,203,292
Danske Bank A/S(a)	499,800	12,263,648
HSBC Holdings PLC	3,098,800	31,483,803
Mitsubishi UFJ Financial Group, Inc.	799,500	4,190,701
National Australia Bank Ltd.	560,421	14,140,012
National Bank of Canada	110,600	6,734,115
Royal Bank of Canada	67,400	3,944,524
Societe Generale	210,546	13,213,792
Standard Chartered PLC	1,339,923	36,522,678
Sumitomo Mitsui Financial Group, Inc.	399,600	13,238,654
UniCredit SpA(a)	4,661,755	13,745,404
United Overseas Bank Ltd.	877,000	12,017,967

		290,900,676

Consumer Finance – 0.7%
ORIX Corp.	169,220	15,025,057

Diversified Financial Services – 0.7%
Hong Kong Exchanges and Clearing Ltd.	1,026,700	17,096,467

Insurance – 2.2%
Allianz SE	191,400	23,955,041
Aviva PLC	575,788	3,363,669
Industrial Alliance Insurance & Financial Services, Inc.	120,400	4,149,067
Muenchener Rueckversicherungs AG (MunichRe)	76,000	12,328,458
Old Mutual PLC(a)	4,586,700	8,521,107

		52,317,342

Real Estate Investment Trusts (REITs) – 0.2%
Klepierre	135,900	5,324,698

22	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Real Estate Management & Development – 0.9%
Lend Lease Group	241,056	$1,913,864
Mitsui Fudosan Co., Ltd.	583,000	9,923,151
Sumitomo Realty & Development Co., Ltd.	438,000	8,357,848

		20,194,863

		514,490,256

Industrials – 12.3%
Aerospace & Defense – 1.9%
BAE Systems PLC	4,782,014	26,960,432
Bombardier, Inc.	959,800	5,887,416
Rolls-Royce Group PLC(a)	1,339,100	12,123,972

		44,971,820

Air Freight & Logistics – 0.4%
Deutsche Post AG	542,060	9,388,315

Building Products – 0.5%
Compagnie de St-Gobain	229,000	10,997,411

Commercial Services & Supplies – 0.0%
Rentokil Initial PLC(a)	295,042	585,292

Construction & Engineering – 0.4%
Bouygues SA	160,700	8,062,636

Electrical Equipment – 1.3%
ABB Ltd.(a)	872,400	19,071,235
Furukawa Electric Co., Ltd.(a)	784,000	4,080,771
Vestas Wind Systems A/S(a)	156,000	8,487,090

		31,639,096

Industrial Conglomerates – 1.3%
Siemens AG	298,500	29,825,218

Machinery – 1.4%
Atlas Copco AB – Class A	936,841	14,519,663
NGK Insulators Ltd.	549,000	11,222,783
Vallourec SA	39,540	7,978,810

		33,721,256

Professional Services – 0.5%
Randstad Holding NV(a)	249,900	11,867,404

Road & Rail – 0.3%
East Japan Railway Co.	112,300	7,813,510

Trading Companies & Distributors – 4.1%
ITOCHU Corp.	1,259,000	11,050,465
Mitsubishi Corp.	1,539,400	40,424,194
Mitsui & Co., Ltd.	1,996,800	33,620,772

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	23

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Travis Perkins PLC(a)	208,900	$2,598,844
Wolseley PLC(a)	423,800	10,240,446

		97,934,721

Transportation Infrastructure – 0.2%
Intoll Group	5,017,824	5,140,924

		291,947,603

Energy – 10.5%
Energy Equipment & Services – 3.5%
Saipem SpA(a)	935,200	36,176,755
Technip SA	185,600	15,065,823
Tenaris SA	1,064,795	22,958,771
WorleyParsons Ltd.	368,200	8,592,909

		82,794,258

Oil, Gas & Consumable Fuels – 7.0%
BG Group PLC	1,447,218	25,062,642
BP PLC	3,559,000	33,686,468
ENI SpA	807,100	18,931,480
Nexen, Inc. (Toronto)	506,379	12,529,222
Nippon Mining Holdings, Inc.	925,500	4,396,118
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	1,044,169	30,195,692
Royal Dutch Shell PLC – Class B	181,196	4,995,200
Suncor Energy, Inc. (Toronto)	655,056	21,303,106
Talisman Energy, Inc.	255,400	4,367,940
Tullow Oil PLC	587,640	11,151,281

		166,619,149

		249,413,407

Consumer Discretionary – 9.9%
Automobiles – 3.9%
Bayerische Motoren Werke AG	345,400	15,934,389
Honda Motor Co., Ltd.	652,800	23,010,343
Isuzu Motors Ltd.(a)	1,356,000	3,675,980
Nissan Motor Co., Ltd.(a)	2,166,700	18,606,576
Suzuki Motor Corp.	538,400	11,887,868
Volkswagen AG (Preference Shares)	194,500	17,826,445

		90,941,601

Distributors – 0.2%
Li & Fung Ltd.	1,138,000	5,589,306

Hotels, Restaurants & Leisure – 1.2%
Carnival PLC	456,837	18,753,510
Thomas Cook Group PLC	998,600	4,090,806
TUI Travel PLC	1,434,400	6,571,342

		29,415,658

24	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Household Durables – 1.0%
Electrolux AB	172,300	$3,946,537
Sharp Corp.	749,000	9,379,553
Sony Corp.	296,600	11,364,637

		24,690,727

Media – 1.6%
Lagardere SCA	286,200	11,568,854
SES SA (FDR)	512,980	12,947,386
Vivendi SA	530,730	14,192,012

		38,708,252

Multiline Retail – 0.7%
Marks & Spencer Group PLC	2,095,500	11,776,917
Takashimaya Co., Ltd.	607,000	4,990,402

		16,767,319

Specialty Retail – 0.7%
Esprit Holdings Ltd.	1,479,084	11,666,360
Kingfisher PLC	1,287,694	4,192,639

		15,858,999

Textiles, Apparel & Luxury Goods – 0.6%
LVMH Moet Hennessy Louis Vuitton SA	110,600	12,920,390

		234,892,252

Materials – 9.7%
Chemicals – 1.6%
Air Water, Inc.	390,000	4,468,154
Koninklijke DSM NV	105,600	4,704,451
Mitsubishi Gas Chemical Co., Inc.	839,000	5,064,512
Syngenta AG	32,131	8,922,096
Yara International ASA(a)	337,200	14,660,161

		37,819,374

Construction Materials – 0.5%
CRH PLC (London)	472,600	11,808,763

Metals & Mining – 7.6%
Anglo American PLC(a)	313,800	13,659,431
ArcelorMittal (Euronext Amsterdam)	525,514	23,041,314
BHP Billiton Ltd.	213,300	8,555,831
BHP Billiton PLC	684,006	23,377,968
JFE Holdings, Inc.	276,200	11,143,751
Kazakhmys PLC(a)	272,400	6,296,803
Mitsubishi Materials Corp.(a)	1,395,000	4,018,279
Rio Tinto PLC	926,461	54,771,193
Xstrata PLC(a)	1,833,650	34,704,226

		179,568,796

		229,196,933

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	25

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 9.4%
Health Care Equipment & Supplies – 0.5%
Alcon, Inc.	76,900	$12,423,964

Health Care Providers & Services – 0.9%
Celesio AG	304,400	9,728,775
Fresenius Medical Care AG & Co. KGAA	205,141	11,558,229

		21,287,004

Life Sciences Tools & Services – 0.4%
QIAGEN NV(a)	391,434	9,020,366

Pharmaceuticals – 7.6%
AstraZeneca PLC	388,700	17,330,476
Bayer AG	555,312	37,522,296
Novartis AG	601,920	32,560,207
Novo Nordisk A/S – Class B	114,279	8,821,808
Roche Holding AG	201,330	32,698,092
Sanofi-Aventis SA	688,268	51,364,303

		180,297,182

		223,028,516

Consumer Staples – 8.8%
Beverages – 2.1%
Anheuser-Busch InBev NV	620,906	31,230,116
Asahi Breweries Ltd.	397,900	7,466,375
Carlsberg A/S	116,150	9,737,467

		48,433,958

Food & Staples Retailing – 1.9%
Aeon Co., Ltd.	811,100	9,217,582
Casino Guichard Perrachon SA	95,300	8,054,249
Koninklijke Ahold NV	62,100	828,112
Tesco PLC	4,114,617	27,204,048

		45,303,991

Food Products – 2.6%
Nestle SA	661,411	33,892,006
Unilever NV	943,700	28,549,575

		62,441,581

Personal Products – 0.5%
L’Oreal SA	112,000	11,778,340

Tobacco – 1.7%
British American Tobacco PLC	786,301	27,108,097
Imperial Tobacco Group PLC	236,700	7,222,041
Japan Tobacco, Inc.	1,573	5,856,028

		40,186,166

		208,144,036

26	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Information Technology – 7.0%
Communications Equipment – 1.5%
Nokia Oyj	1,545,000	$24,077,463
Research In Motion Ltd.(a)	164,900	12,194,355

		36,271,818

Computers & Peripherals – 1.1%
Toshiba Corp.(a)	5,216,000	26,997,096

Electronic Equipment, Instruments & Components – 1.5%
Hitachi High-Technologies Corp.	151,800	3,485,974
Murata Manufacturing Co., Ltd.	201,400	11,461,041
Nippon Electric Glass Co., Ltd.	1,386,000	19,563,296

		34,510,311

Office Electronics – 1.2%
Canon, Inc.	599,700	27,739,260

Semiconductors & Semiconductor Equipment – 1.1%
ASML Holding NV	618,000	21,911,181
Elpida Memory, Inc.(a)	258,400	5,099,354

		27,010,535

Software – 0.6%
SAP AG	265,400	12,849,033

		165,378,053

Telecommunication Services – 6.0%
Diversified Telecommunication Services – 3.5%
France Telecom SA	572,800	13,720,098
Nippon Telegraph & Telephone Corp.	376,600	15,846,389
Telecom Corp. of New Zealand Ltd.	2,393,013	3,662,107
Telecom Italia SpA (ordinary shares)	7,703,600	11,076,224
Telecom Italia SpA (savings shares)	6,043,200	6,817,087
Telefonica SA	1,337,509	31,691,617

		82,813,522

Wireless Telecommunication Services – 2.5%
KDDI Corp.	572	2,961,137
Softbank Corp.	489,500	12,078,924
Vodafone Group PLC	18,707,025	43,267,775

		58,307,836

		141,121,358

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	27

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Utilities – 2.3%
Electric Utilities – 1.6%
E.ON AG	502,200	$18,566,640
EDF SA	212,700	11,594,990
Tokyo Electric Power Co., Inc. (The)	284,400	7,585,372

		37,747,002

Gas Utilities – 0.3%
Tokyo Gas Co., Ltd.	1,861,000	8,208,502

Multi-Utilities – 0.4%
Centrica PLC	637,295	2,845,604
RWE AG	65,480	5,808,868

		8,654,472

		54,609,976

Total Common Stocks (cost $2,100,170,570)		2,312,222,390

RIGHTS – 0.0%
Consumer Discretionary – 0.0%
Automobiles – 0.0%
Volkswagen AG (cost $0)	194,500	124,783

	Principal Amount (000)
SHORT-TERM INVESTMENTS – 1.5%
Repurchase Agreement – 1.5%
State Street Bank & Trust Co. 0.00% 3/31/10, due 4/01/10 in the amount of $34,374,000 (collateralized by $35,065,000 U.S. Treasury Bill, 0.00%, due 4/08/10, value $35,065,000) (cost $34,374,000)	$34,374	34,374,000

Total Investments – 99.2% (cost $2,134,544,570)		2,346,721,173
Other assets less liabilities – 0.8%		19,013,747

Net Assets – 100.0%		$2,365,734,920

28	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

FUTURES CONTRACTS (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2010	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
TOPIX Index Futures	36	June 2010	$3,535,201	$3,764,039	$228,838
S&P TSE 60 Index Futures	41	June 2010	5,660,526	5,679,811	19,285

					$248,123

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 6/17/10	206,271	$186,089,446	$187,762,041	$1,672,595
Canadian Dollar settling 6/17/10	15,093	14,763,479	14,859,235	95,756
Japanese Yen settling 6/17/10	1,110,074	12,365,068	11,878,410	(486,658)
Japanese Yen settling 6/17/10	3,765,901	42,213,415	40,297,238	(1,916,177)
New Zealand Dollar settling 6/17/10	157,680	109,663,287	111,468,711	1,805,424
Norwegian Krone settling 6/17/10	669,294	112,346,662	112,231,869	(114,793)
Swedish Krona settling 6/17/10	157,302	21,928,299	21,788,590	(139,709)
Swedish Krona settling 6/17/10	660,592	92,220,236	91,501,497	(718,739)

Sale Contracts:
British Pound settling 6/17/10	10,455	15,659,624	15,858,588	(198,964)
British Pound settling 6/17/10	28,814	43,338,993	43,706,299	(367,306)
Canadian Dollar settling 6/17/10	78,709	76,556,834	77,489,933	(933,099)
Euro settling 6/17/10	232,329	315,118,742	313,809,214	1,309,528
Euro settling 6/17/10	24,471	33,449,655	33,053,236	396,419
Euro settling 6/17/10	13,777	18,586,964	18,608,738	(21,774)
Swiss Franc settling 6/17/10	73,780	68,508,924	70,015,691	(1,506,767)

(a)	Non-income producing security.

Glossary:

FDR – Fiduciary Depositary Receipt

REIT – Real Estate Investment Trust

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	29

International Portfolio—Portfolio of Investments

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2010 (unaudited)

	Tax-Managed International Portfolio	International Portfolio
Assets
Investments in securities at value	$5,264,488,060	$2,346,721,173
Foreign currencies, at value(a)	72,769,621	24,961,903
Cash in bank(b)	1,288,365	504,142
Receivables:
Dividends and interest	12,654,110	5,665,930
Investment securities sold and foreign currency transactions	7,265,518	3,882,902
Foreign withholding tax reclaims	10,502,174	3,578,995
Capital shares sold	5,249,432	2,483,509
Unrealized appreciation of forward currency exchange contracts	60,210,846	5,279,722

Total assets	5,434,428,126	2,393,078,276

Liabilities
Payables:
Investment securities purchased and foreign currency transactions	50,818,818	15,811,094
Management fee	3,813,962	1,761,289
Capital shares redeemed	2,342,742	2,609,890
Shareholder servicing fee	1,117,627	493,200
Transfer Agent fee	16,578	21,265
Distribution fee	2,801	14,016
Margin owed to broker on futures contracts	157,866	14,143
Accrued expenses	357,426	214,473
Unrealized depreciation of forward currency exchange contracts	36,385,037	6,403,986

Total liabilities	95,012,857	27,343,356

Net Assets	$5,339,415,269	$2,365,734,920

Cost of investments	$4,839,360,670	$2,134,544,570

Net Assets Consist of:
Capital stock, at par*	$346,782	$155,043
Additional paid-in capital	7,003,571,215	3,304,737,173
Undistributed net investment income	16,148,630	2,548,314
Accumulated net realized loss on investment and foreign currency transactions	(2,131,650,854)	(1,153,303,774)
Unrealized appreciation/(depreciation) of:
Investments and futures transactions	426,065,373	212,424,726
Foreign currency denominated assets and liabilities	24,934,123	(826,562)

	$5,339,415,269	$2,365,734,920

(a)	Cost: $72,435,447 and $24,900,605, respectively. (Note 1)

(b)	An amount of $1,288,186 and $503,320 has been segregated to collateralize margin requirements for open futures contracts outstanding at March 31, 2010, respectively.

*	The Sanford C. Bernstein Fund, Inc. has authorized 12.6 billion shares of common stock with par value of $.001 per share.

See notes to financial statements.

30	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Statement of Assets and Liabilities

	Tax-Managed International Portfolio	International Portfolio
Calculation of Maximum Offering Price
Tax-Managed International Class Shares
Net Assets	$5,333,470,997
Shares of capital stock outstanding	346,391,685

Net asset value, offering and redemption price per share	$15.40

International Class Shares
Net Assets		$2,336,733,824
Shares of capital stock outstanding		153,129,686

Net asset value and offering price per share		$15.26

Class A Shares
Net Assets	$3,723,069	$17,655,521
Shares of capital stock outstanding	243,778	1,162,352

Net asset value and redemption price per share	$15.27	$15.19
Sales charge—4.25% of public offering price	0.68	0.67

Maximum offering price	$15.95	$15.86

Class B Shares
Net Assets	$372,397	$1,772,791
Shares of capital stock outstanding	24,609	117,557

Net asset value and offering price per share	$15.13	$15.08

Class C Shares
Net Assets	$1,848,806	$9,572,784
Shares of capital stock outstanding	122,119	633,838

Net asset value and offering price per share	$15.14	$15.10

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	31

Statement of Assets and Liabilities

STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2010 (unaudited)

	Tax-Managed International Portfolio	International Portfolio
Investment Income
Income:
Interest	$141,434	$65,875
Dividends (net of foreign withholding taxes of $3,088,849 and $1,447,305, respectively)	46,669,876	21,193,981

Total income	46,811,310	21,259,856

Expenses:
Management fee (see Note 2A)	22,399,175	10,478,430
Shareholder servicing fee (see Note 2B)	6,563,815	2,934,356
Custodian fee	270,879	189,319
Transfer Agent fee—Non-Retail Class	89,229	72,820
Transfer Agent fee—Class A	7,958	19,493
Transfer Agent fee—Class B	856	2,742
Transfer Agent fee—Class C	3,787	11,820
Distribution fees—Class A	5,695	27,243
Distribution fees—Class B	1,848	9,381
Distribution fees—Class C	8,837	49,981
Registration fees	98,624	70,416
Directors’ fees and expenses	91,122	40,536
Auditing and tax fees	61,350	32,249
Legal fees	56,706	28,410
Printing fees	20,640	27,672
Miscellaneous	80,239	44,194

Total expenses	29,760,760	14,039,062

Net investment income	17,050,550	7,220,794

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	16,862,684	(13,753,419)
Futures transactions	1,106,032	599,368
Foreign currency transactions	38,001,443	26,053,157

Net realized gain on investment and foreign currency transactions	55,970,159	12,899,106

Net change in unrealized appreciation/depreciation of:
Investments and futures	119,310,678	76,948,664
Foreign currency denominated assets and liabilities	(11,073,746)	(11,556,215)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	108,236,932	65,392,449

Net realized and unrealized gain on investment and foreign currency transactions	164,207,091	78,291,555

Net Increase in Net Assets Resulting from Operations	$181,257,641	$85,512,349

See notes to financial statements.

32	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Tax-Managed International Portfolio
	Six Months Ended March 31, 2010 (unaudited)		Year Ended September 30, 2009
Increase (Decrease) in Net Assets from
Operations:
Net investment income	$17,050,550		$90,735,404
Net realized gain (loss) on investment and foreign currency transactions	55,970,159		(1,939,766,445)
Net change in unrealized appreciation/(depreciation) of investments and foreign currency denominated assets and liabilities	108,236,932		1,472,635,642
Contributions from Adviser (see Note 2A)	– 0	–	1,270

Net increase (decrease) in net assets resulting from operations	181,257,641		(376,394,129)

Dividends to shareholders:
Dividends from net investment income
Tax-Managed International Class Shares	(97,072,129)		(162,908,560)
Class A	(42,785)		(214,848)
Class B	(2,235)		(5,275)
Class C	(10,522)		(30,933)

Total dividends to shareholders	(97,127,671)		(163,159,616)

Capital-share transactions:
Net proceeds from sales of shares	397,668,446		1,421,055,100
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	10,556,772		19,810,174

Total proceeds from shares sold	408,225,218		1,440,865,274
Cost of shares redeemed	(445,826,516)		(800,420,545)

Net decrease in net assets from capital-share transactions	(37,601,298)		(128,628,930)

Capital Contributions:
Proceeds from third party regulatory settlement (see Note 6)	– 0	–	1,597,844

Net increase (decrease) in net assets	46,528,672		(743,427,738)
Net Assets:
Beginning of period	5,292,886,597		6,036,314,335

End of period(a)	$5,339,415,269		$5,292,886,597

(a) Includes undistributed net investment income of:	$16,148,630		$96,225,751

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	33

Statement of Changes in Net Assets

	International Portfolio
	Six Months Ended March 31, 2010 (unaudited)	Year Ended September 30, 2009
Increase (Decrease) in Net Assets from
Operations:
Net investment income	$7,220,794	$41,665,255
Net realized gain (loss) on investment and foreign currency transactions	12,899,106	(1,111,758,608)
Net change in unrealized appreciation/(depreciation) of investments and foreign currency denominated assets and liabilities	65,392,449	834,378,496

Net increase (decrease) in net assets resulting from operations	85,512,349	(235,714,857)

Dividends to shareholders:
Dividends from net investment income
International Class Shares	(44,034,121)	(77,160,777)
Class A	(258,154)	(715,555)
Class B	(13,595)	(36,519)
Class C	(74,119)	(215,875)

Total dividends to shareholders	(44,379,989)	(78,128,726)

Capital-share transactions:
Net proceeds from sales of shares	181,470,606	656,037,348
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	7,306,951	15,754,267

Total proceeds from shares sold	188,777,557	671,791,615
Cost of shares redeemed	(261,054,608)	(800,420,545)

Net decrease in net assets from capital-share transactions	(72,277,051)	(128,628,930)

Net decrease in net assets	(31,144,691)	(442,472,513)
Net Assets:
Beginning of period	2,396,879,611	2,839,352,124

End of period(a)	$2,365,734,920	$2,396,879,611

(a) Includes undistributed net investment income of:	$2,548,314	$39,707,509

See notes to financial statements.

34	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

March 31, 2010 (unaudited)

NOTE 1.

Organization and Significant Accounting Policies

The shares of AllianceBernstein Tax-Managed International Portfolio and International Portfolio are offered through the Tax-Managed International Portfolio and International Portfolio (the “Portfolios”), respectively, of the Sanford C. Bernstein Fund, Inc. (the “Fund”). The Fund is a managed open-end registered investment company incorporated in Maryland on May 4, 1988. The Fund is currently comprised of 18 series each with its own investment objective. The Tax-Managed International and International Portfolios commenced offering of Class A, B and C shares on January 30, 2004 in addition to the existing Tax-Managed International and International Class shares, respectively. Collectively, the Class A, B and C shares are referred to as the “AllianceBernstein International Retail Class shares”. These financial statements include only the retail classes of the Tax-Managed International and International Portfolios. The financial highlights of the Tax-Managed International and International Class shares are presented in a separate financial report. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	35

Notes to Financial Statements

recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter markets (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein, L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time (see Note 1.B).

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

36	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of March 31, 2010:

Tax-Managed International Portfolio
Investments in Securities	Level 1	Level 2		Level 3	Total
Assets:
Common Stocks
Financials	$39,154,480	$1,116,560,009		$—	$1,155,714,489
Industrials	13,370,899	626,866,352		—	640,237,251
Energy	98,575,448	455,609,862		—	554,185,310
Consumer Discretionary	7,016,645	516,958,739		—	523,975,384
Materials	10,264,696	505,493,016		—	515,757,712
Health Care	27,691,384	458,049,642		—	485,741,026
Consumer Staples	—	474,006,708		—	474,006,708
Information Technology	26,705,637	341,390,912		—	368,096,549
Telecommunication Services	—	323,860,108		—	323,860,108
Utilities	—	130,128,962		—	130,128,962
Rights	273,561	—		—	273,561
Short-Term Investments	—	92,511,000		—	92,511,000

Total Investments in Securities	223,052,750	5,041,435,310	+	—	5,264,488,060
Other Financial Instruments* :
Assets	937,983	60,210,846		—	61,148,829
Liabilities	—	(36,385,037)		—	(36,385,037)

Total	$223,990,733	$5,065,261,119		$—	$5,289,251,852

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	37

Notes to Financial Statements

International Portfolio
Investments in Securities	Level 1	Level 2		Level 3	Total
Assets:
Common Stocks
Financials	$14,827,706	$499,662,550		$—	$514,490,256
Industrials	5,887,416	286,060,187		—	291,947,603
Energy	38,200,268	211,213,139		—	249,413,407
Consumer Discretionary	—	234,892,252		—	234,892,252
Materials	—	229,196,933		—	229,196,933
Health Care	12,423,964	210,604,552		—	223,028,516
Consumer Staples	—	208,144,036		—	208,144,036
Information Technology	12,194,355	153,183,698		—	165,378,053
Telecommunication Services	—	141,121,358		—	141,121,358
Utilities	—	54,609,976		—	54,609,976
Rights	124,783	—		—	124,783
Short-Term Investments	—	34,374,000		—	34,374,000

Total Investments in Securities	83,658,492	2,263,062,681	+	—	2,346,721,173
Other Financial Instruments*:
Assets	248,123	5,279,722		—	5,527,845
Liabilities	—	(6,403,986)		—	(6,403,986)

Total	$83,906,615	$2,261,938,417		$—	$2,345,845,032

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Portfolio values its securities which may materially affect the value of securities trading in such markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Tax-Managed International Portfolio	Rights	Total
Balance as of 9/30/09	$2	$2
Accrued discounts /premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation/depreciation	—	—
Net purchases (sales)	(2)	(2)
Net transfers in and/or out of Level 3	—	—

Balance as of 3/31/10	$—	$—

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/10*	$—	$—

38	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

International Portfolio	Rights	Total
Balance as of 9/30/09	$1	$1
Accrued discounts /premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation/depreciation	—	—
Net purchases (sales)	(1)	(1)
Net transfers in and/or out of Level 3	—	—

Balance as of 3/31/10	$—	$—

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/10*	$—	$—

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

C. Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 12:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Portfolios may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	39

Notes to Financial Statements

D. Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

E. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

F. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

G. Distribution of Income and Gains

Dividends from net investment income and distributions of net realized gains, less any available loss carryforwards, if any, will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying financial statements. Certain other differences—permanent

40	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

H. Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

The Tax-Managed International Portfolio pays the Adviser an investment management fee at an annual rate of up to .925% of the first $1 billion, .85% of the next $3 billion, .80% of the next $2 billion, .75% of the next $2 billion, .65% of the next $2 billion and .60% in excess of $10 billion of the average daily net assets of the Portfolio. The International Portfolio pays the Adviser an investment management fee at an annual rate of up to .925% of the first $1 billion, .85% of the next $3 billion, .80% of the next $2 billion, .75% of the next $2 billion and .65% in excess of $8 billion of the average daily net assets of the Portfolios.

During the year ended September 30, 2009, the Adviser reimbursed the Tax-Managed International Portfolio $1,270, for trading losses incurred due to trade entry errors.

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under a Transfer Agency Agreement between the Fund, on behalf of the Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services,

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	41

Notes to Financial Statements

sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to: Tax-Managed International Portfolio, $9,000 and International Portfolio, $13,965 for six months ended March 31, 2010.

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolios (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Tax-Managed International and International Class shares of the Portfolios. Under the agreement, the fee paid by the Tax-Managed International and International Class shares to the Adviser for services under this agreement is at an annual rate of .25 of 1%, annualized of the average daily net assets of each Portfolio attributable to the respective class during the month.

C. Distribution Arrangements—Tax-Managed International and International Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Tax-Managed International and International Class Shares of each Portfolio and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Tax-Managed International and International Class shares of the Portfolios. This agreement does not apply to the AllianceBernstein International Retail Class shares of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly-owned subsidiary of the Adviser.

D. Distribution Arrangements—AllilanceBernstein International Retail Classes

The AllianceBernstein International Retail Class shares of the Portfolios have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of the Class A shares and 1% of the Class B and Class C shares of the respective average daily net assets attributable to the Retail Classes. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since

42	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

commencement of the Portfolios’ operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

	Class B	Class C
Tax-Managed International	$229,895	$202,578
International	1,085,603	1,233,316

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio shares.

E. Other Transactions with Affiliates

Class A shares of the Portfolios are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

The Distributor has advised the Fund that it has retained front-end sales charges from sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C Shares for the six months ended March 31, 2010, as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Portfolio	Class A	Class A	Class B	Class C
Tax-Managed International	$244	$0	$0	$0
International	534	60	270	87

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	43

Notes to Financial Statements

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser, for the six months ended March 31, 2010 were as follows:

Portfolio	Total Commissions	Sanford C. Bernstein & Co., LLC	Sanford C. Bernstein & Co., Ltd.
Tax-Managed International	$3,115,957	$0	$0
International	1,434,949	0	0

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

For the period from October 1, 2009 through March 31, 2010, the Portfolios had purchases and sales transactions, excluding repurchase transactions and transactions in short-term instruments, as follows:

	Purchases Excluding U.S. Government Securities	Purchases of U.S. Government Securities	Sales Excluding U.S. Government Securities	Sales of U.S. Government Securities
Tax-Managed International	$1,734,915,943	$0	$1,840,393,921	$0
International	775,197,039	0	865,925,500	0

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
Portfolio	Appreciation	(Depreciation)
Tax-Managed International	$684,503,039	$(259,375,649)	$425,127,390
International	332,311,381	(120,134,778)	212,176,603

B. Derivative Financial Instruments

Each Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. Certain Portfolios may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

44	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures Contracts

Each Portfolio may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. Each Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into a futures contract, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. Each Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

•	Forward Currency Exchange Contracts

The Portfolios may enter into foreign-currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	45

Notes to Financial Statements

contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward contract with a term greater than one year.

Forward contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Non-U.S. Stock Portfolios may commit a substantial portion or the entire value of their Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward contracts would have on the investment program of these Portfolios and the flexibility of the Portfolios to purchase additional securities.

•	Option Transactions

For hedging and investment purposes, each Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Certain Portfolios may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios bear the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolios write an option, the premium received by the Portfolios is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolios on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a

46	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolios have realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolios. In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolios could result in the Portfolios selling or buying a security or currency at a price different from the current market value. For the six months ended March 31, 2010, the Portfolios had no transactions in written options.

At March 31, 2010, the Portfolio had entered into the following derivatives:

Tax-Managed International Portfolio	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$60,210,846		Unrealized depreciation of forward currency exchange contracts	$36,385,037

Equity contracts	Margin due from broker on futures contracts	937,983	*

Total		$61,148,829			$36,385,037

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	47

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2010:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$39,233,422	$(10,761,586)
Equity contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of investments and futures	1,106,032	539,919

Total		$40,339,454	$(10,221,667)

For the six months ended March 31, 2010, the average monthly principal amount of foreign currency exchange contracts was $2,406,781,431 and average monthly original value of futures contracts was $22,621,079.

International Portfolio	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$5,279,722		Unrealized depreciation of forward currency exchange contracts	$6,403,986

Equity contracts	Receivable for variation margin on futures contracts	248,123	*

Total		$5,527,845			$6,403,986

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

48	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2010:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$26,327,536	$(11,396,290)
Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of investments and futures	599,368	91,666

Total		$26,926,904	$(11,304,624)

For the six months ended March 31, 2010, the average monthly principal amount of foreign currency exchange contracts was $1,074,675,921 and average monthly original value of futures contracts was $11,311,484.

C. Currency Transactions

The Portfolios may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	49

Notes to Financial Statements

NOTE 4.

Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2010 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2009 and September 30, 2008 were as follows:

Tax-Managed International	2009		2008
Distributions paid from:
Ordinary income	$163,159,616		$137,298,624
Net long-term capital gains	– 0	–	953,870,770

Total distributions paid	$163,159,616		$1,091,169,394

International
Distributions paid from:
Ordinary income	$78,128,726		$69,148,958
Net long-term capital gains	– 0	–	452,837,918

Total distributions paid	$78,128,726		$521,986,876

As of September 30, 2009, the components of accumulated earnings/(deficits) on a tax basis were as follows:

	Ordinary Income	Accumulated Capital and Other Gains (Losses)(a)	Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)(c)
Tax-Managed International	$96,225,751	$(2,046,959,206)	$202,100,757	$(1,748,632,698)
International	41,204,192	(1,016,191,708)	(5,302,140)	(980,289,656)

(a)

On September 30, 2009, Tax-Managed International and International Portfolio had a net capital loss carryforward of $371,606,126 and $153,736,112, respectively, which expires in the year 2017. Net capital and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended September 30, 2009, the Tax-Managed International Portfolio and International Portfolio deferred to October 1, 2009 post-October capital losses of $1,675,353,080 and $862,455,596, respectively.

(b)

The differences between book-basis and tax-basis unrealized appreciation/ (depreciation) are attributable primarily to the tax deferral of losses on wash sales and mark to market on passive foreign investment companies (PFICs).

(c)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to post-October loss deferrals.

NOTE 5.

Risks Involved in Investing in the Portfolios

Foreign Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries

50	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets. In addition, national policies may restrict investment opportunities.

In foreign markets, there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Furthermore, since the composition of each Portfolio will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index.

Derivatives Risk—The Portfolios may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and subject to a counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. As such, the Portfolios’ has not accrued any liability in connection with these indemnification provisions.

NOTE 6.

Capital-Share Transactions

The Fund has authorized 12.6 billion shares of common stock, par value $0.001 per share, of which 12.3 billion are divided into 18 Portfolios. It has allocated 1.2 billion to the Tax-Managed International Portfolio of which 600 million is allocated to the Tax-Managed International Class Shares and 200 million to each of the three retail classes of shares. The Fund has allocated 1.4 billion to the International Portfolio of which 600 million is allocated to the International Class Shares, 200 million to each of the three retail classes of shares and 200 million to the retirement class of shares (which is not currently being

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	51

Notes to Financial Statements

offered). Share transactions for each Portfolio for the six months ended March 31, 2010 and the year ended September 30, 2009, were as follows:

	Tax-Managed International Portfolio
	Shares		Amount
	Six Months Ended March 31, 2010 (unaudited)	Year Ended September 30, 2009	Six Months Ended March 31, 2010 (unaudited)	Year Ended September 30, 2009

Tax-Managed International Class Shares
Shares sold	26,159,368	120,401,912	$397,374,493	$1,419,398,879

Shares issued to shareholders on reinvestment of dividends and distributions	697,848	1,702,231	10,516,127	19,575,658

Shares redeemed	(29,298,579)	(137,898,817)	(445,337,148)	(1,640,551,888)

Net decrease	(2,441,363)	(15,794,674)	(37,446,528)	(201,577,351)

Beginning of period	348,833,048	364,627,722	6,919,040,621	7,120,617,972

End of period	346,391,685	348,833,048	$6,881,594,093	$6,919,040,621

Class A Shares
Shares sold	10,650	107,982	$160,547	$1,236,344

Shares issued to shareholders on reinvestment of dividends and distributions	1,951	17,667	29,214	201,578

Shares converted from Class B	18	379	272	4,357

Shares redeemed	(27,835)	(422,866)	(412,855)	(4,809,839)

Net decrease	(15,216)	(296,838)	(222,822)	(3,367,560)

Beginning of period	258,994	555,832	8,844,930	12,212,490

End of period	243,778	258,994	$8,622,108	$8,844,930

52	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

	Tax-Managed International Portfolio
	Shares		Amount
	Six Months Ended March 31, 2010 (unaudited)	Year Ended September 30, 2009	Six Months Ended March 31, 2010 (unaudited)	Year Ended September 30, 2009

Class B Shares
Shares sold	16	8,905	$237	$104,588

Shares issued to shareholders on reinvestment of dividends and distributions	132	425	1,961	4,836

Shares converted to Class A	(19)	(383)	(272)	(4,357)

Shares redeemed	(364)	(7,828)	(5,531)	(89,342)

Net increase (decrease)	(235)	1,119	(3,605)	15,725

Beginning of period	24,844	23,725	607,543	591,818

End of period	24,609	24,844	$603,938	$607,543

Class C Shares
Shares sold	9,005	26,602	$132,897	$310,932

Shares issued to shareholders on reinvestment of dividends and distributions	637	2,474	9,470	28,102

Shares redeemed	(4,710)	(74,918)	(70,710)	(881,685)

Net increase (decrease)	4,932	(45,842)	71,657	(542,651)

Beginning of period	117,187	163,029	3,760,272	4,302,923

End of period	122,119	117,187	$3,831,929	$3,760,272

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	53

Notes to Financial Statements

	International Portfolio
	Shares		Amount
	Six Months Ended March 31, 2010 (unaudited)	Year Ended September 30, 2009	Six Months Ended March 31, 2010 (unaudited)	Year Ended September 30, 2009

International Class Shares
Shares sold	11,974,389	54,387,298	$179,517,744	$647,222,578

Shares issued to shareholders on reinvestment of dividends	471,834	1,291,096	7,039,767	14,912,176

Shares redeemed	(16,987,692)	(66,889,181)	(254,906,401)	(779,394,610)

Net decrease	(4,541,469)	(11,210,787)	(68,348,890)	(117,259,856)

Beginning of period	157,671,155	168,881,942	3,315,871,730	3,433,131,586

End of period	153,129,686	157,671,155	$3,247,522,840	$3,315,871,730

Class A Shares
Shares sold	82,866	553,190	$1,227,750	$6,492,843

Shares issued to shareholders on reinvestment of dividends	12,618	53,986	187,624	621,380

Shares converted from Class B	4,776	12,181	70,933	142,852

Shares redeemed	(272,896)	(1,270,325)	(4,066,329)	(14,856,486)

Net decrease	(172,636)	(650,968)	(2,580,022)	(7,599,411)

Beginning of period	1,334,988	1,985,956	37,248,103	44,847,514

End of period	1,162,352	1,334,988	$34,668,081	$37,248,103

Class B Shares
Shares sold	2,802	18,355	$41,444	$222,557

Shares issued to shareholders on reinvestment of dividends	854	2,908	12,641	33,359

Shares converted to Class A	(4,814)	(12,290)	(70,933)	(142,852)

Shares redeemed	(15,793)	(44,069)	(233,114)	(532,668)

Net decrease	(16,951)	(35,096)	(249,962)	(419,604)

Beginning of period	134,508	169,604	3,461,854	3,881,458

End of period	117,557	134,508	$3,211,892	$3,461,854

54	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

	International Portfolio
	Shares		Amount
	Six Months Ended March 31, 2010 (unaudited)	Year Ended September 30, 2009	Six Months Ended March 31, 2010 (unaudited)	Year Ended September 30, 2009

Class C Shares
Shares sold	41,046	165,187	$612,735	$1,956,518

Shares issued to shareholders on reinvestment of dividends	4,515	16,320	66,919	187,352

Shares redeemed	(119,800)	(465,574)	(1,777,831)	(5,493,929)

Net decrease	(74,239)	(284,067)	(1,098,177)	(3,350,059)

Beginning of period	708,077	992,144	20,588,823	23,938,882

End of period	633,838	708,077	$19,490,646	$20,588,823

For the year ended September 30, 2009, the Tax-Managed International Portfolio received $1,597,844 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Portfolios’ statement of changes in net assets. Neither the Portfolio nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE 7.

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	55

Notes to Financial Statements

respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE 8.

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

56	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class A
Six Months Ended March 31, 2010 (unaudited)	Year Ended September 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 14.97	$ 16.37	$ 29.45	$ 27.03	$ 24.61	$ 20.38

Income From Investment Operations:
Investment income, net(a)	.00	(b)	.17	.42	(c)	.47	(c)	.40	(c)	.27	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.47	(1.14)	(10.10)	5.55	3.76	4.40
Contributions from Adviser	– 0	–	.00	(b)	– 0	–	.00	(b)	.00	(b)	– 0	–

Total from investment operations	.47	(.97)	(9.68)	6.02	4.16	4.67

Less: Dividends and Distributions:
Dividends from taxable net investment income	(.17)	(.43)	(.40)	(.43)	(.31)	(.16)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(3.00)	(3.17)	(1.43)	(.28)

Total dividends and distributions	(.17)	(.43)	(3.40)	(3.60)	(1.74)	(.44)

Net asset value, end of period	$ 15.27	$ 14.97	$ 16.37	$ 29.45	$ 27.03	$ 24.61

Total Return(d)	3.15%	(5.15)%	(36.89)%	24.11%	17.97%	23.24%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$3,723	$3,876	$9,101	$7,325	$3,341	$2,677
Average net assets (000 omitted)	$3,807	$4,871	$6,673	$4,865	$3,647	$1,136
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.76	%*	1.70%	1.38%	1.28%	1.36	%(e)	1.57%
Expenses, before waivers/reimbursements	1.76	%*	1.70%	1.43%	1.44%	1.66	%(e)	2.61%
Net investment income	.01	%*	1.37%	1.90	%(c)	1.69	%(c)	1.52	%(c)(e)	1.22	%(c)
Portfolio turnover rate	34%	84%	70%	52%	67%	53%

See Footnote Summary on page 63.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	57

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class B
Six Months Ended March 31, 2010 (unaudited)	Year Ended September 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 14.81	$ 16.03	$ 28.92	$ 26.73	$ 24.39	$ 20.29

Income From Investment Operations:
Investment income, (loss) net(a)	(.05)	.07	.29	(c)	.23	(c)	.25	(c)	.12	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.46	(1.09)	(9.95)	5.51	3.69	4.36
Contributions from Adviser	– 0	–	.00	(b)	– 0	–	.00	(b)	.00	(b)	– 0	–

Total from investment operations	.41	(1.02)	(9.66)	5.74	3.94	4.48

Less: Dividends and Distributions
Dividends from taxable net investment income	(.09)	(.20)	(.23)	(.38)	(.17)	(.10)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(3.00)	(3.17)	(1.43)	(.28)

Total dividends and distributions	(.09)	(.20)	(3.23)	(3.55)	(1.60)	(.38)

Net asset value, end of period	$15.13	$14.81	$16.03	$28.92	$26.73	$24.39

Total Return(d)	2.78%	(5.96)%	(37.34)%	23.23%	17.14%	22.37%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$372	$368	$380	$647	$573	$179
Average net assets (000 omitted)	$371	$302	$587	$613	$372	$128
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	2.50	%*	2.53%	2.03%	2.00%	2.07	%(e)	2.27%
Expenses, before waivers/reimbursements	2.50	%*	2.53%	2.09%	2.16%	2.37	%(e)	3.31%
Net investment income (loss)	(.72	)%*	.61%	1.27	%(c)	.84	%(c)	.95	%(c)(e)	.52	%(c)
Portfolio turnover rate	34%	84%	70%	52%	67%	53%

See Footnote Summary on page 63.

58	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class C
Six Months Ended March 31, 2010 (unaudited)	Year Ended September 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 14.82	$ 16.02	$ 28.90	$ 26.71	$ 24.37	$ 20.28

Income From Investment Operations
Investment income (loss), net(a)	(.05)	.07	.30	(c)	.26	(c)	.20	(c)	.10	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.46	(1.07)	(9.95)	5.48	3.74	4.37
Contributions from Adviser	– 0	–	.00	(b)	– 0	–	.00	(b)	.00	(b)	– 0	–

Total from investment operations	.41	(1.00)	(9.65)	5.74	3.94	4.47

Less: Dividends and Distributions:
Dividends from taxable net investment income	(.09)	(.20)	(.23)	(.38)	(.17)	(.10)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(3.00)	(3.17)	(1.43)	(.28)

Total dividends and distributions	(.09)	(.20)	(3.23)	(3.55)	(1.60)	(.38)

Net asset value, end of period	$ 15.14	$ 14.82	$ 16.02	$ 28.90	$ 26.71	$ 24.37

Total Return(d)	2.78%	(5.84)%	(37.33)%	23.24%	17.16%	22.33%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$1,849	$1,736	$2,612	$4,773	$2,480	$678
Average net assets (000 omitted)	$1,772	$1,631	$4,080	$3,687	$1,310	$446
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.47	%*	2.46%	2.03%	1.99%	2.07	%(e)	2.27%
Expenses, before waivers/reimbursements	2.47	%*	2.46%	2.09%	2.15%	2.37	%(e)	3.31%
Net investment income (loss)	(.68	)%*	.61%	1.31	%(c)	.95	%(c)	.82	%(c)(e)	.46	%(c)
Portfolio turnover rate	34%	84%	70%	52%	67%	53%

See Footnote Summary on page 63.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	59

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

International Portfolio
Class A
Six Months Ended March 31, 2010 (unaudited)	Year Ended September 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 14.89	$ 16.37	$ 29.17	$ 26.99	$ 23.18	$ 18.91

Income From Investment Operations:
Investment income, net(a)	.02	.19	.46	.40	.30	(c)	.19	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.49	(1.28)	(9.85)	5.60	3.80	4.23
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(b)	– 0	–	– 0	–

Total from investment operations	.51	(1.09)	(9.39)	6.00	4.10	4.42

Less Dividends and Distributions:
Dividends from taxable net investment income	(.21)	(.39)	(.37)	(.47)	(.29)	(.15)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(3.04)	(3.35)	– 0	–	– 0	–

Total dividends and distributions	(.21)	(.39)	(3.41)	(3.82)	(.29)	(.15)

Net asset value, end of period	$ 15.19	$ 14.89	$ 16.37	$ 29.17	$ 26.99	$ 23.18

Total Return(d)	3.46%	(5.94)%	(36.24)%	24.25%	17.89%	23.51%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$17,656	$19,875	$32,517	$49,745	$34,589	$28,354
Average net assets (000 omitted)	$18,212	$20,274	$44,005	$40,926	$30,416	$11,570
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.55	%*	1.60%	1.42%	1.42%	1.53	%(e)	1.62%
Expenses, before waivers/reimbursements	1.55	%*	1.60%	1.42%	1.42%	1.53	%(e)	1.64%
Net investment income	.23	%*	1.61%	2.00%	1.47%	1.18	%(c)(e)	.95	%(c)
Portfolio turnover rate	34%	91%	53%	59%	73%	61%

See Footnote Summary on page 63.

60	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

International Portfolio
Class B
Six Months Ended March 31, 2010 (unaudited)	Year Ended September 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 14.74	$ 16.12	$ 28.77	$ 26.74	$ 22.94	$ 18.81

Income From Investment Operations:
Investment income (loss), net(a)	(.04)	.10	.26	.21	.16	(c)	.09	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.49	(1.25)	(9.67)	5.52	3.75	4.15
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(b)	– 0	–	– 0	–

Total from investment operations	.45	(1.15)	(9.41)	5.73	3.91	4.24

Less: Dividends and Distributions
Dividends from taxable net investment income	(.11)	(.23)	(.20)	(.35)	(.11)	(.11)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(3.04)	(3.35)	– 0	–	– 0	–

Total dividends and distributions	(.11)	(.23)	(3.24)	(3.70)	(.11)	(.11)

Net asset value, end of period	$ 15.08	$ 14.74	$ 16.12	$ 28.77	$ 26.74	$ 22.94

Total Return(d)	3.05%	(6.72)%	(36.65)%	23.32%	17.11%	22.64%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$1,773	$1,982	$2,733	$5,831	$4,662	$2,681
Average net assets (000 omitted)	$1,881	$1,820	$4,667	$5,562	$3,686	$1,918
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.33	%*	2.37%	2.11%	2.12%	2.24	%(e)	2.31%
Expenses, before waivers/reimbursements	2.33	%*	2.37%	2.11%	2.12%	2.24	%(e)	2.33%
Net investment income (loss)	(.55	)%*	.84%	1.12%	.76%	.62	%(c)(e)	.42	%(c)
Portfolio turnover rate	34%	91%	53%	59%	73%	61%

See Footnote Summary on page 63.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	61

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

International Portfolio
Class C
Six Months Ended March 31, 2010 (unaudited)	Year Ended September 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 14.76	$ 16.13	$ 28.79	$ 26.75	$ 22.95	$ 18.82

Income From Investment Operations
Investment income (loss), net(a)	(.04)	.11	.28	.24	.14	(c)	.08	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.49	(1.25)	(9.70)	5.50	3.77	4.16
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(b)	– 0	–	– 0	–

Total from investment operations	.45	(1.14)	(9.42)	5.74	3.91	4.24

Less: Dividends and Distributions:
Dividends from taxable net investment income	(.11)	(.23)	(.20)	(.35)	(.11)	(.11)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(3.04)	(3.35)	– 0	–	– 0	–

Total dividends and distributions	(.11)	(.23)	(3.24)	(3.70)	(.11)	(.11)

Net asset value, end of period	$ 15.10	$ 14.76	$ 16.13	$ 28.79	$ 26.75	$ 22.95

Total Return(d)	3.05%	(6.65)%	(36.66)%	23.35%	17.10%	22.63%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$9,573	$10,451	$16,000	$29,367	$15,985	$10,840
Average net assets (000 omitted)	$10,024	$10,192	$25,112	$22,751	$12,210	$9,218
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.27	%*	2.32%	2.12%	2.12%	2.24	%(e)	2.31%
Expenses, before waivers/reimbursements	2.27	%*	2.32%	2.12%	2.12%	2.24	%(e)	2.33%
Net investment income (loss)	(.50	)%*	.89%	1.19%	.90%	.58	%(c)(e)	.38	%(c)
Portfolio turnover rate	34%	91%	53%	59%	73%	61%

See Footnote Summary on page 63.

62	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Financial Highlights

*	Annualized

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Net of expenses waived by the Transfer Agent.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	63

Financial Highlights

BOARD OF DIRECTORS

Thomas B. Stiles, II(1)(2), Chairman

Marilyn G. Fedak, President

Irwin Engelman(1)(3)

Bart Friedman(1)(3)

William Kristol(1)(3)

Donald K. Peterson(1)

Rosalie J. Wolf(1)(3)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Emilie D. Wrapp, Secretary

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Distributor†

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent†

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Ave. New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

(1)	Member of the Audit Committee and the Independent Directors Committee.

(2)	Member of the Fair Value Pricing Committee.

(3)	Member of the Nominating, Governance and Compensation Committee.

†	For the AllianceBernstein International and AllianceBernstein Tax-Managed International Portfolios, Classes A, B and C shares only.

64	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Board of Directors

BOARD’S CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENTS

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

Short Duration New York Municipal Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

The Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuance of the Investment Management Agreement between the Sanford C. Bernstein Fund (the “Fund”), on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, U.S. Government Short Duration, Short Duration Plus and Intermediate Duration Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) and AllianceBernstein L.P. (the “Adviser”) (the “Investment Management Agreement”) at a meeting held on October 22, 2009.

The process relating to the annual review of the Investment Management Agreement between the Fund and the Adviser commenced following receipt by the Adviser of a letter dated August 24, 2009, from counsel to the Independent Directors. The letter contained a preliminary list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, received and evaluated extensive materials relating to the renewal of the Investment Management Agreement from the Adviser during September and October 2009. In addition, the Independent Directors received materials prepared by the Senior Officer, as described below. On September 24, 2009, the Directors held an in-person meeting to discuss their review of the Investment Management Agreement and the materials they had been provided. The Directors discussed the proposed continuance of the Investment Management Agreement in multiple private sessions with counsel and the Fund’s Senior Officer. The Directors also requested and received additional information from the Adviser regarding investment performance, including more detail as to the factors related to the under-performance of certain Portfolios and the steps being taken by the Adviser to improve performance. On

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	65

Board’s Consideration of Investment Management Arrangements

October 21 and October 22, 2009, the Board of Directors held in-person meetings to continue their review of the Investment Management Agreement, including the additional information on performance that had been provided by the Adviser. At the October 22, 2009 meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term on its current terms.

In approving the continuation of the Investment Management Agreement, the Board of Directors considered all information it deemed reasonably necessary to evaluate the terms of the Agreement and considered whether continuance of the Investment Management Agreement would be in the best interests of each respective Portfolio.

The Board of Directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fees in the Investment Management Agreement, wherein the Senior Officer concluded that the contractual fees contained in the Adviser’s proposal were reasonable with respect to all Portfolios and within the range of what would have been negotiated at arms-length in light of the surrounding circumstances.

The matters discussed below were considered separately by the Independent Directors in executive sessions, during which experienced counsel that is independent of the Adviser provided guidance to the Independent Directors. No single factor was considered in isolation or to be determinative to the decision of the Board to approve the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Portfolio to approve the continuation of the Investment Management Agreement including the fees to be charged for services thereunder.

Fees and Expenses

The Board of Directors, including the Independent Directors, compared the fees and expense ratios of each Portfolio as proposed by the Adviser (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data. Where applicable, the Board considered similarities and differences between each Portfolio and the other funds in its respective peer group, including the relationship of fees to the size of fund assets. The Senior Officer also performed analyses of the advisory fees based upon hypothetical fee structures and asset levels, and compared such analyses to the Portfolios’ peer groups.

66	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Board’s Consideration of Investment Management Arrangements

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser.

On the basis of its review and consideration of the proposed fees as described above, the Board concluded that the current fees were reasonable.

Nature, Extent and Quality of Services

The Board of Directors, including the Independent Directors, considered their knowledge of the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Fund. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its administrative and other services provided to the Fund and the background and experience of the Adviser’s senior management. The Board also reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio. The Board considered the allocation of responsibilities as well as the factors which impacted the making and implementing of investment decisions for the Portfolios. The Board then reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Fund and noted that such staff was sufficient to ensure a high level of quality service to the Fund. The Board also considered how the organizational capabilities and financial condition of the Adviser, affected the nature and quality of its services and in particular, the impact, if any, recent market declines may have had on the Adviser’s available resources to provide services to the Fund.

In considering the nature and quality of the services provided by the Adviser, the Board of Directors, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index (the Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios). The Board was provided with performance data versus each Portfolio’s peer group, both before and after fees for the l-year, 3-year, 5-year and 10-year periods, as applicable, ended June 30, 2009 (“relevant periods”) and versus each Portfolio’s benchmark index, after fees, for the year to date, l-year, 3-years, 5-years, 10-years and since inception periods, as applicable, ended June 30, 2009. Both the funds included in each Portfolio’s peer group and the comparative performance data were

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	67

Board’s Consideration of Investment Management Arrangements

provided to the Directors by Lipper. The Directors also receive detailed comparative performance information for the Fund’s Portfolios at each regular Board meeting during the year.

At the request of the Directors, the Adviser also provided supplemental performance data regarding investment performance, which included more detailed explanations of the factors leading to the under-performance of certain Portfolios, the Adviser’s investment approach and the steps being taken by the Adviser to improve performance. Upon review of the supplemental material and a discussion of performance and the steps being taken to improve it, the Independent Directors noted that they were satisfied that their questions had been adequately addressed and that it would be appropriate to continue the applicable plans and agreements although they would continue to monitor closely the performance of the Portfolios.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Fund.

Profitability

The Board of Directors, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the Fund. The materials provided to the Independent Directors included a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2007 and 2008 which had been reviewed by an independent consultant retained by the Senior Officer. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Fund and that they had focused on profitability before taxes and distribution expenses. The Directors also received a presentation from the independent consultant who reviewed the Adviser’s methods of calculating profitability. The Directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. They further noted that the Adviser’s profitability in 2008 was lower than in previous years in large part due to significantly lower assets under management and correspondingly lower advisory fees.

After reviewing all relevant factors, the Board of Directors, including the Independent Directors, concluded that the level of the Adviser’s profits in respect of its management of the Fund was reasonable.

68	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Board’s Consideration of Investment Management Arrangements

Economies of Scale

The Board of Directors, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Directors noted that they had previously considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry.

The Board concluded that the benefits of any economies of scale were appropriately being shared with Fund investors by way of, among other things, each Portfolio’s breakpoint arrangements as currently in effect as described below but also noted that recent declines in asset levels may have resulted in reductions of economies of scale.

Fall-Out Benefits and Other Revenue

The Board of Directors, including the Independent Directors, also took into account not only the advisory fees payable by the Portfolios, but also so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, transfer agency fees paid by the retail share classes of certain Portfolios to a wholly owned subsidiary of the Adviser and brokerage commissions paid by certain Portfolios to brokers affiliated with the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the continuation of the Investment Management Agreement, without change to the Portfolios’ fee schedules (set forth below), for an additional annual term:

Advisory Fee Schedule
Short Duration California Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Diversified Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	69

Board’s Consideration of Investment Management Arrangements

Advisory Fee Schedule
Short Duration New York Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

U.S. Government Short Duration Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Plus Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

New York Municipal Portfolio	0.50% of the first $1 billion;
0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion;
0.40% in excess of $3 billion up to, but not exceeding $5 billion;
0.35% of assets in excess of $5 billion

California Municipal Portfolio	0.50% of the first $1 billion;
0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion;
0.40% in excess of $3 billion up to, but not exceeding $5 billion;
0.35% of assets in excess of $5 billion

Diversified Municipal Portfolio	0.50% of the first $1 billion;
0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion;
0.40% in excess of $3 billion up to, but not exceeding $5 billion;
0.35% of assets in excess of $5 billion

Intermediate Duration Portfolio	0.50% of the first $1 billion;
0.45% in excess of $1 billion up to, but not exceeding $3 billion;
0.40% in excess of $3 billion up to, but not exceeding $5 billion;
0.35% in excess of $5 billion up to, but not exceeding $7 billion;
0.30% of assets in excess of $7 billion

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Board’s Consideration of Investment Management Arrangements

Advisory Fee Schedule
Tax-Managed International Portfolio	0.925% of the first $1 billion;
0.85% in excess of $1 billion up to, but not exceeding $4 billion;
0.80% in excess of $4 billion up to, but not exceeding $6 billion;
0.75% in excess of $6 billion up to, but not exceeding $8 billion;
0.65% in excess of $8 billion up to, but not exceeding $10 billion;
0.60% of assets in excess of $10 billion

International Portfolio	0.925% of the first $1 billion;
0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion;
0.80% in excess of $4 billion up to, but not exceeding $6 billion;
0.75% of assets in excess of $6 billion up to, but not exceeding $8 billion;
0.65% of assets in excess of $8 billion

Emerging Markets Portfolio	1.175% of the first $1 billion;
1.05% in excess of $1 billion up to, but not exceeding $2 billion;
1.00% in excess of $2 billion up to, but not exceeding $3 billion;
0.90% in excess of $3 billion up to, but not exceeding $6 billion;
0.85% of assets in excess of $6 billion

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	71

Board’s Consideration of Investment Management Arrangements

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

The evaluation of the investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

1	It should be noted that the Senior Officer’s evaluation was completed on October 8, 2009.

2	Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Private Client Class shares of the Portfolios unless otherwise indicated.

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4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement:

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[3]
Tax-Managed International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	Next $2 billion	0.650%
	On the balance	0.600%

International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	On the balance	0.650%

Emerging Markets Portfolio	First $1 billion	1.175%
	Next $1 billion	1.050%
	Next $1 billion	1.000%
	Next $3 billion	0.900%
	On the balance	0.850%

U.S. Government Short Duration Portfolio	First $750 million	0.450%

Short Duration Plus Portfolio	On the balance	0.400%
Short Duration California Municipal Portfolio
Short Duration Diversified Municipal Portfolio
Short Duration New York Municipal Portfolio

Intermediate Duration Portfolio	First $1 billion	0.500%
	Next $2 billion	0.450%
	Next $2 billion	0.400%
	Next $2 billion	0.350%
	On the balance	0.300%

California Municipal Portfolio	First $1 billion	0.500%

3	The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown. U.S. Government Short Duration Portfolio, Short Duration Plus, Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio and Short Duration New York Municipal Portfolio have not reached the first breakpoint of their investment advisory fee schedules.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	73

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[3]
Diversified Municipal Portfolio	Next $2 billion	0.450%

New York Municipal Portfolio	Next $2 billion	0.400%
	On the balance	0.350%

The Portfolios’ net assets on September 30, 2009 and 2008 are set forth below:

Portfolio	09/30/09 Net Assets ($MM)	09/30/08 Net Assets ($MM)
Tax-Managed International Portfolio	$5,293.7	$6,043.5
International Portfolio	$2,397.3	$2,841.3
Emerging Markets Portfolio	$1,948.5	$1,953.6
U.S. Government Short Duration Portfolio	$172.8	$115.4
Short Duration Plus Portfolio	$511.5	$425.9
Intermediate Duration Portfolio	$5,005.5	$4,892.8
Short Duration California Municipal Portfolio	$109.1	$141.4
Short Duration Diversified Municipal Portfolio	$433.3	$330.8
Short Duration New York Municipal Portfolio	$235.4	$162.5
California Municipal Portfolio	$1,216.8	$1,419.2
Diversified Municipal Portfolio	$5,098.2	$5,163.4
New York Municipal Portfolio	$1,794.8	$1,889.2

There have been various amendments to the investment advisory fee schedules of the Portfolios since October 2004 as a result of the Board of Directors’ negotiations with the Adviser. Set forth in the table below is the impact in basis points of the advisory fee changes made since October 2004 for each Portfolio. It should be noted that the estimated fees are based on September 30, 2009 net assets:

Effective Advisory Fees October 2004 vs. September 30, 2009

Portfolio	As of October 2004	As of September 2009	Difference
Tax-Managed International Portfolio[4]	0.913%	0.852%	0.061%
International Portfolio[5]	0.942%	0.881%	0.061%
Emerging Markets Portfolio	1.189%	1.114%	0.075%
U.S. Government Short Duration Portfolio	0.500%	0.450%	0.050%
Short Duration Plus Portfolio	0.500%	0.450%	0.050%
Intermediate Duration Portfolio[6]	0.460%	0.440%	0.020%
Short Duration California Municipal Portfolio	0.500%	0.450%	0.050%
Short Duration Diversified Municipal Portfolio	0.500%	0.450%	0.050%

4	Since September 30, 2008 Tax-Managed International Portfolio lost breakpoint at $6 billion level.

5	Since September 30, 2008 Emerging Markets Portfolio lost breakpoint at $2 billion.

6	Since September 30, 2008 Intermediate Duration Portfolio lost breakpoint at $5 billion level.

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Portfolio	As of October 2004	As of September 2009	Difference
Short Duration New York Municipal Portfolio	0.500%	0.450%	0.050%
California Municipal Portfolio	0.491%	0.491%	0.000%
Diversified Municipal Portfolio[7]	0.460%	0.439%	0.021%
New York Municipal Portfolio	0.478%	0.478%	0.000%

Set forth below are the Portfolios’ total expense ratios for the most recent semi-annual period ended March 31, 2009. It should be noted that the annual and semi-annual total expense ratios set forth below are an average of the Portfolios’ daily total expense ratios:

Portfolio	Total Expense Ratio 10/1/08-3/31/09[8]
Tax-Managed International Portfolio	Private Client Class A Class B Class C	1.20 1.56 2.31 2.27	% % % %

International Portfolio	Private Client Class A Class B Class C	1.24 1.60 2.38 2.32	% % % %

Emerging Markets Portfolio	Private Client	1.68%

U.S. Government Short Duration Portfolio	Private Client	0.66%

Short Duration Plus Portfolio	Private Client Class A Class B Class C	0.64 0.98 1.71 1.69	% % % %

Intermediate Duration Portfolio	Private Client	0.58%

Short Duration California Municipal Portfolio	Private Client	0.67%

Short Duration Diversified Municipal Portfolio	Private Client	0.62%

Short Duration New York Municipal Portfolio	Private Client	0.65%

California Municipal Portfolio	Private Client Class A Class B Class C	0.62 0.90 1.62 1.61	% % % %

Diversified Municipal Portfolio	Private Client Class A Class B Class C	0.57 0.85 1.58 1.56	% % % %

7	Since September 30, 2008 Diversified Municipal Portfolio lost breakpoint at $5 billion level.

8	Annualized.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	75

Portfolio	Total Expense Ratio 10/1/08-3/31/09
New York Municipal Portfolio	Private Client Class A Class B Class C	0.61 0.89 1.61 1.60	% % % %

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption, and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and the legal and reputation risks are greater, it is worth considering information regarding the advisory fees charged to institutional

76	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

accounts with substantially similar investment styles as the Portfolios.9 In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedule been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2009 net assets.

Portfolio	Net Assets 09/30/09 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	$5,293.7	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum Account Size: $50m	0.405%	0.852%

International Portfolio	$2,397.3	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum Account Size: $50m	0.412%	0.881%

Emerging Markets Portfolio	$1,948.5	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum Account Size: $50m	0.805%	1.114%

U.S. Government Short Duration Portfolio[10]	$172.8	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum Account Size: $25m	0.191%	0.450%

Short Duration Plus Portfolio	$511.5	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum Account Size: $25m	0.150%	0.450%

9	The adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiable vary based upon each client relationship.

10	The Portfolio’s duration target of 1 to 3 years is similar to that of AllianceBernstein Institutional Low Duration, which targets a duration within 20% of the Merrill Lynch 1-3 Year Treasury Index. However, unlike AllianceBernstein Institutional Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio to invest primarily in U.S. Government and agency securities.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	77

Portfolio	Net Assets 09/30/09 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Intermediate Duration Portfolio	$5,005.5	U.S. Strategic Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum Account Size: $25m	0.202%	0.440%

Short Duration California Municipal Portfolio	$109.1	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum Account Size: $5m	0.214%	0.450%

Short Duration Diversified Municipal Portfolio	$433.3	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum Account Size: $5m	0.156%	0.450%

Short Duration New York Municipal Portfolio	$235.4	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum Account Size: $5m	0.180%	0.450%

California Municipal Portfolio	$1,216.8	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum Account Size: $3m	0.195%	0.491%

Diversified Municipal Portfolio	$5,098.2	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum Account Size: $3m	0.189%	0.438%

78	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Portfolio	Net Assets 09/30/09 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
New York Municipal Portfolio	$1,794.8	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum Account Size: $3m	0.193%	0.478%

With respect to Tax-Managed International Portfolio and International Portfolio, the Senior Officer compared the difference between the advisory fee charged to the Portfolios and the fee charged to the corresponding institutional accounts (herein referred to as the “spread”) and the spreads of the Portfolios’ group of Lipper peers.11 The result of that comparison was discussed with the Board of Directors.

The Adviser also manages the AllianceBernstein Mutual Funds (“ABMF”), which are investment companies. The advisory schedule of these funds, implemented in January 2004, as a result of the AoD between the NYAG and the Adviser, contemplates eight categories with almost all of the AllianceBernstein Mutual Funds in each category having the same fee schedule. In addition to the fee schedules of certain of those categories applicable to the Portfolios, set forth below are what would have been the effective advisory fees of the Portfolios had the AMBF fee schedules been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2009 net assets.

Portfolio	ABMF Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.694%	0.852%

International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.754%	0.881%

Emerging Markets Portfolio	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	1.114%

U.S. Government Short Duration Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

11	by Lipper from the 2009 Lipper 15(c) Report. See pages xx-xx for additional information regarding Lipper.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	79

Portfolio	ABMF Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Intermediate Duration Portfolio[12]	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.475%	0.440%

Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.491%

Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.424%	0.438%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.478%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg fund that has a somewhat similar investment style as the Emerging Markets Portfolio:

Portfolio	Luxembourg Fund	Luxembourg Fee[13]
Emerging Markets Portfolio	Emerging Markets Value Class A Class I (Institutional)	1.70% 0.90%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the

12	The Adviser also manages Sanford C. Bernstein Fund II – Intermediate Duration Institutional Portfolio (“SCB II”), an open-end mutual fund that has a somewhat similar investment style as the Portfolio. SCB II is charged by the Adviser an advisory fee rate of 0.50% on the first $1 billion and 0.45% thereafter and has an expense cap of 0.45%.

13	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

80	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a similar investment style as Emerging Markets Portfolio are set forth below:

Portfolio	ITM Mutual Fund	ITM Fee
Emerging Markets Portfolio	AllianceBernstein Emerging Markets Growth Stock Fund F / FB14	0.800%
	AllianceBernstein Emerging Markets Growth Equity Fund[14]	0.800%
	AllianceBernstein Emerging Markets Growth Equity Fund F14	0.800%
	AllianceBernstein Emerging Markets Growth Stock Fund A / B14	0.900%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a similar investment style as certain of the Portfolios. Also shown are the Portfolio’ advisory fees, the advisory fee schedules of the sub-advised funds and the effective advisory fees of the sub-advisory relationships based on the Portfolios’ September 30, 2009 net assets:15

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee[16]	Portfolio Adv. Fee
International Portfolio	Client #1	AB Sub-advised Fee Schedule 0.65% on first $75 million 0.50% on next $25 million 0.40% on next $200 million 0.35% on next $450 million 0.30% thereafter	0.331%	0.881%

14	The ITM fund is privately placed or institutional.

15	In all cases the sub-adviser, AllianceBernstein, is paid by the sub-advised funds’ advisers.

16	The effective fee of each sub-advised fund’s adviser does not include the administrative fee charged to the fund.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	81

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee[16]	Portfolio Adv. Fee
International Portfolio (cont.)

Client #1 Adviser Fee Schedule

Advisory Fee

0.90% on first $250 million

0.875% on next $250 million

0.85% on next $250 million

0.825% on next $250 million

0.80% on next $1 billion

0.775% thereafter

*Plus Performance Fee

[Lipper International Funds Index] of +/- 0.12%

			0.822%[17]

		Administrative Fee Between 0.08% and 0.05% depending on the fund’s asset size. Fee in 2008 was 0.07%.

	Client #2	AB Sub-advised Fee Schedule 0.60% on first $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter *Aggregated with other special equity portfolios	0.544%	0.881%

		Client #2 Adviser Fee Schedule Advisory Fee 0.85% on first $750 million 0.80% on next $1 billion 0.775% on next $3 billion 0.75% on next $5 billion 0.725% thereafter	0.809%

		Administrative Fee $35,000 plus Complex Fee of 0.15% on first $15 billion 0.125% on next $15 billion 0.10% on the balance

	Client #3	AB Sub-advised Fee Schedule 0.50% on first $100 million 0.46% on next $300 million 0.41% thereafter * Both Client #3 and Client #4 assets aggregated	0.420%	0.881%

17	The effective fee does not include a performance fee.

82	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee[16]		Portfolio Adv. Fee
International Portfolio (cont.)		Client #3 Adviser Fee Schedule Advisory Fee 0.90% of average daily net assets Administrative Fee Actual Fee in 2008 0.30% for Class A shares	0.900%

	Client #4	AB Sub-advised Fee Schedule 0.50% on first $100 million 0.46% on next $300 million 0.41% thereafter *Both Client #3 and Client #4 assets aggregated	0.420%		0.881%

		Client #4 Adviser Fee Schedule Advisory Fee 1.00% of average daily net assets Administrative Fee Actual Fee in 2008 0.2443% for Class A shares	1.000%

	Client #5	AB Sub-advised Fee Schedule 0.72% on first $25 million 0.54% on next $25 million 0.45% on next $50 million 0.36% thereafter	0.375%		0.881%

		Client #5 Fee Schedule Advisory Fee 0.85% of average daily net assets Administrative Fee Complex Fee 0.26% on first $1 billion 0.19% on next $2 billion 0.15% on next $1 billion 0.08% on next $1 billion 0.05% on next $5 billion 0.03% on next $2 billion 0.02% thereafter	0.850%

	Client #6	AB Sub-advised Fee Schedule Base fee 0.22% on first $1 billion 0.18% on next $1.5 billion 0.16% thereafter *Plus performance fee (v. ACWI ex US)	0.197%	[17]	0.881%

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	83

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee[16]	Portfolio Adv. Fee
International Portfolio (cont.)		Client #6 Adviser Fee Schedule Advisory Fee Fee Schedule not available but actual advisory fee rate in 2008 was 0.42%. Administrative Fee Fee Schedule not available but actual advisory fee rate in 2008 was 0.01%.	0.420%

	Client #7	AB Sub-advised Fee Schedule 0.30% of average daily net assets	0.300%	0.881%

		Client #7 Adviser Fee Schedule Advisory Fee 0.505% of average daily net assets Administrative Fee 0.45% of average daily net assets	0.505%

	Client #8	AB Sub-advised Fee Schedule 0.60% on first $50 million 0.40% on next $50 million 0.30% on next $300 million 0.25% thereafter	0.267%	0.881%

		Client #8 Adviser Fee Schedule Advisory Fee 0.70% of average daily net assets Administrative Fee 0.05% of average daily net assets	0.700%

	Client #9	AB Sub-advised Fee Schedule 0.45% on first $200 million 0.36% on next $300 million 0.32% thereafter	0.336%	0.881%

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Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee[16]	Portfolio Adv. Fee
International Portfolio (cont.)		Client #9 Adviser Fee Schedule Advisory Fee 0.88% on first $200 million 0.81% on next $300 million 0.77% thereafter Administrative Fee 0.02% of average daily net assets	0.784%

Emerging Markets Portfolio	Client #10	AB Sub-advised Fee Schedule 1.00% on first $25 million 0.90% on next $25 million 0.75% thereafter * for accounts less than $65MM, 0.900%	0.774%	1.114%

		Client #10 Adviser Fee Schedule Advisory Fee 0.94% of average daily net assets Administrative Fee Between 0.004% and 0.02% of average daily net assets.	0.940%

	Client #11	AB Sub-advised Fee Schedule 0.75% on first $50 million 0.55% on next $50 million 0.50% on next $300 million 0.45% thereafter	0.468%	1.114%

		Client #11 Adviser Fee Schedule Advisory Fee 1.15% of average daily net assets Administrative Fee 0.05% of average daily net assets	1.150%

	Client #12	AB Sub-advised Fee Schedule 0.425% of average daily net assets	0.425%	1.114%

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	85

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee[16]	Portfolio Adv. Fee
Emerging Markets Portfolio (cont.)		Client #12 Adviser Fee Schedule Advisory Fee 1.05% of average daily net assets Administrative Fee 0.65% of average daily net assets	1.050%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations. While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolios and sub-advisory relationships. There could also be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than it would be willing to manage investment company assets.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included each Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)18 at the approximate current asset level of the subject Portfolio.19

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset

18	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

19	The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

86	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

(size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EGs of certain Portfolios had an insufficient number of comparable peers, in the view of the Senior Officer and the Adviser. Consequently, at the request of the Senior Officer and the Adviser, Lipper expanded the Portfolios’ EGs to include peers with a different load type,320 and for certain Portfolios, a similar but not the same Lipper investment classification/objective. However, because Lipper had expanded the Portfolios’ EGs, under Lipper’s standard guidelines, the Portfolios’ Lipper Expense Universes (“EU”)21 were also expanded to include the universes of peers that had a similar but not the same Lipper investment objective/classification and load type.

Portfolio	Contractual Management Fee (%)	Lipper Exp. Group Median (%)	EG Rank
Tax-Managed International Portfolio[22]	0.861	0.780	13/17
International Portfolio[22]	0.887	0.812	12/18
Emerging Markets Portfolio	1.126	1.200	6/15
U.S. Government Short Duration Portfolio	0.450	0.480	5/18
Short Duration Plus Portfolio	0.450	0.455	8/18
Intermediate Duration Portfolio	0.444	0.448	9/18
Short Duration California Municipal Portfolio[22]	0.450	0.490	4/10
Short Duration Diversified Municipal Portfolio	0.450	0.478	6/17
Short Duration New York Municipal Portfolio[22]	0.450	0.464	4/10
California Municipal Portfolio Error! Bookmark not defined.22,[23]	0.493	0.563	6/18
Diversified Municipal Portfolio[22]	0.435	0.442	8/12
New York Municipal Portfolio[22,23]	0.479	0.554	6/18

Set forth below is a comparison of the Portfolios’ total expense ratios and the medians of their EGs and EUs. The Portfolios’ rankings are also shown.

20	The EGs and EUs for all Portfolios were expanded to include peers of the following load type: institutional load, front-end load and no-load. It should be noted that the expansion of the Portfolios’ EUs was not requested by the Adviser or the Senior Officer. They requested that only the EGs be expanded.

21	Lipper describes an EU as a broader group consisting of all funds in the same investment classification/objective with a similar load type as the subject Portfolio. A “normal” EU will include funds that have the same investment objective/classification as the subject fund. Except for asset size comparability, Lipper uses the same criteria for selecting EG peers when selecting EU peers. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

22	The Portfolio’s EG was expanded with respect to investment classification/objective by Lipper at the request of the Senior Officer and the Adviser.

23	Note that one of the Portfolio’s peers is excluded in the contractual management fee rankings because Lipper is unable to calculate the peer’s contractual management fee due to the peer’s gross income component.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	87

Portfolio	Expense Ratio (%)[24]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Tax-Managed International Portfolio[25]	1.122	1.122	9/17	1.258	110/333
International Portfolio[25]	1.183	1.173	11/18	1.258	134/333
Emerging Markets Portfolio	1.512	1.612	5/15	1.581	72/165
U.S. Government Short Duration Portfolio	0.731	0.743	8/18	0.734	28/56
Short Duration Plus Portfolio	0.646	0.687	5/18	0.694	44/112
Intermediate Duration Portfolio	0.567	0.751	2/18	0.742	82/289
Short Duration California Municipal Portfolio[25]	0.694	0.735	4/10	0.744	6/16
Short Duration Diversified Municipal Portfolio	0.636	0.616	10/17	0.598	22/35
Short Duration New York Municipal Portfolio[25]	0.668	0.735	4/10	0.744	5/16
California Municipal Portfolio[25]	0.617	0.750	5/19	0.700	38/111
Diversified Municipal Portfolio[25]	0.567	0.591	6/12	0.679	32/104
New York Municipal Portfolio[25]	0.607	0.733	5/19	0.700	34/111

Based on this analysis, except for Tax-Managed International Portfolio and International Portfolio, the Portfolios have a lower contractual management fee than each of their respective EG medians. Except for International Portfolio and Short Duration Diversified Portfolio, which have a higher total expense ratio compared to each of their respective EG median, and Tax-Managed International Portfolio, which has a total expense ratio equal to its EG median, the Portfolios have a lower total expense ratio compared to each of their respective EG medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s

24	The total expense ratio information is for the Private Client Class shares as of September 30, 2008.

25	The Portfolio’s EU was expanded with respect to investment classification/objective by Lipper under standard Lipper guidelines.

88	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s finance areas provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. With the exception of Short Duration California Municipal, the Adviser’s profitability, excluding administrating and servicing fees (A&S), decreased for the Portfolios during calendar year 2008, relative to 2007.

The Adviser provides the Portfolios with shareholder servicing services. For these services, the Adviser charges each Fixed-Income Portfolio26 an annual fee of 0.10% of each such Portfolio’s average daily assets and each Equity Portfolio27 an annual fee of 0.25% of each such Portfolio’s average daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement in the Portfolios’ most recently completed fiscal year:28

Portfolio	Shareholder Serving Agreement Fee
Tax-Managed International Portfolio	$20,833,302
International Portfolio	$9,571,214
Emerging Markets Portfolio	$7,193,834
U.S. Government Short Duration Portfolio	$94,678
Short Duration Plus Portfolio	$342,890
Intermediate Duration Portfolio	$5,220,966
Short Duration California Municipal Portfolio	$106,703
Short Duration Diversified Municipal Portfolio	$277,346
Short Duration New York Municipal Portfolio	$132,487
California Municipal Portfolio	$1,414,368
Diversified Municipal Portfolio	$5,052,989
New York Municipal Portfolio	$1,828,068

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business

26	The Fixed-Income Portfolios include U.S. Government Short Duration Portfolio, Short Duration Plus Portfolio, Intermediate Duration Portfolio, Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio, Short Duration New York Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio.

27	The Equity Portfolios include Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio.

28	Pertains to the fiscal year ended September 30, 2008. At the time the evaluation was completed, information for the Fund’s fiscal year ending September 30, 2009 was unavailable.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	89

opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and commissions for providing brokerage services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

Certain of the Portfolios have retail class shares. Except for Short Duration Plus Portfolio, the retail classes make up a relatively small percentage of each of those Portfolios’ total net assets:

	Retail Classes Net Assets 09/30/09 ($MM)
Portfolio	Class A	Class B	Class C	Total Retail	Retail Classes Net Assets as % of Total Net Assets
Tax-Managed International Portfolio	$3.9	$0.4	$1.7	$5.3	0.11%
International Portfolio	$20.1	$2.0	$10.5	$32.6	1.36%
Short Duration Plus Portfolio	$53.3	$9.3	$25.2	$87.8	17.17%
California Municipal Portfolio	$41.0	$1.9	$18.7	$61.7	5.07%
Diversified Municipal Portfolio	$113.5	$3.7	$46.0	$163.3	3.20%
New York Municipal Portfolio	$66.9	$3.9	$30.9	$101.7	5.67%

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2008, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds (which includes the retail classes of the Portfolios) or approximately $19 million for distribution services and educational support (revenue sharing payments).

90	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the Portfolios’ most recently completed fiscal year:28

Portfolio	Amount Received
Tax-Managed International Portfolio	$725
International Portfolio	$3,353
Short Duration Plus Portfolio	$1,116
California Municipal Portfolio	$1,625
Diversified Municipal Portfolio	$2,370
New York Municipal Portfolio	$4,918

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the Portfolios’ most recently completed fiscal year:28

Portfolio	12b-1 Fee Received	CDSC Received
Tax-Managed International Portfolio	$66,685	$752
International Portfolio	$429,807	$19,882
Short Duration Plus Portfolio	$344,414	$16,656
California Municipal Portfolio	$337,801	$2,376
Diversified Municipal Portfolio	$629,874	$8,206
New York Municipal Portfolio	$439,360	$4,270

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent of the retail classes of the Portfolios, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability increased in 2008 in comparison to 2007. During the Portfolios’ most recently completed fiscal year, ABIS received the following net fees from the retail classes of the Portfolios:29

Portfolio	ABIS Fee	Expense Offset
Tax-Managed International Portfolio[30]	$11,527	$343
International Portfolio	$43,159	$2,823
Short Duration Plus Portfolio	$29,907	$1,745
California Municipal Portfolio	$18,000	$513
Diversified Municipal Portfolio	$22,206	$1,183
New York Municipal Portfolio	$18,000	$908

Certain of the Portfolios effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K.

29	The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account.

30	With respect to Tax-Managed International Portfolio, ABIS voluntarily agreed to waive a portion of its fees in the amount of $6,473.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	91

affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolios’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with these Portfolios is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolios. These credits and charges are not being passed onto to any SCB client.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,31 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli32 study on advisory fees and various fund characteristics. The preliminary results of the updated study, based on more recent data and using Lipper classifications, were found to be consistent with the results of the original study. The independent consultant observed patterns of lower advisory fees for funds with higher levels of assets and funds from larger family sizes compared to funds with smaller asset levels and funds from smaller family sizes, which according to the independent consultant is indicative of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds reached higher levels of assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $482 billion as of August 31, 2009, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

31	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

32	The Deli study was originally published in 2002 based on 1997 data.

92	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

The information prepared by Lipper in the table below shows the 1, 3, 5, and 10 year gross performance returns of the Portfolios33 relative to the medians of the Portfolios’ Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”)34 for the periods ended June 30, 2009.35 Also shown are the gross performance rankings of the Portfolios.

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Tax-Managed International Portfolio
1 year	-40.11	-35.42	-30.83	8/9	229/234
3 year	-12.69	-8.98	-6.71	8/9	198/200
5 year	-0.52	2.30	3.08	8/9	170/173
10 year	2.23	2.23	2.13	5/9	45/100

International Portfolio
1 year	-40.14	-35.42	-30.83	8/9	230/234
3 year	-12.38	-8.98	-6.71	8/9	195/200
5 year	-0.24	2.15	3.08	7/8	167/173
10 year	2.47	2.57	2.13	5/8	41/100

Emerging Markets Portfolio
1 year	-32.44	-31.21	-29.33	10/15	144/225
3 year	0.76	1.81	2.71	10/15	108/159
5 year	15.63	14.58	14.67	5/14	36/127
10 year	12.34	10.64	10.60	3/13	22/76

U.S. Government Short Duration Portfolio
1 year	4.12	5.59	5.06	15/18	49/66
3 year	5.14	5.80	5.78	16/18	44/60
5 year	4.04	4.58	4.46	17/18	45/58
10 year	4.74	4.95	4.93	11/13	31/43

Short Duration Plus Portfolio
1 year	1.68	2.99	1.85	13/18	98/183
3 year	2.69	4.48	3.60	14/17	91/158
5 year	2.63	3.75	3.47	15/17	82/130
10 year	4.08	4.59	4.65	11/12	58/72

33	The gross performance returns are for the Private Client class shares of the Portfolios and were provided by Lipper.

34	The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/ EU.

35	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	93

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Intermediate Duration Portfolio
1 year	3.48	1.32	4.26	6/18	242/413
3 year	5.12	3.58	5.55	6/18	182/332
5 year	4.51	3.57	4.71	4/15	155/278
10 year	5.39	5.39	5.95	6/11	128/159

Short Duration California Municipal Portfolio
1 year	3.99	4.13	4.06	5/7	8/14
3 year	4.19	4.19	4.41	4/7	6/9
5 year	3.37	3.85	3.85	5/5	7/7
10 year	3.56	4.32	4.34	3/3	5/5

Short Duration Diversified Municipal Portfolio
1 year	3.88	4.55	4.08	11/17	28/46
3 year	4.15	4.40	4.16	11/17	21/40
5 year	3.45	3.51	3.42	9/15	18/38
10 year	3.75	3.78	3.97	6/10	12/18

Short Duration New York Municipal Portfolio
1 year	3.94	5.02	5.02	4/4	7/8
3 year	4.17	4.60	4.60	3/3	6/7
5 year	3.47	3.69	3.69	3/3	7/7
10 year	3.65	4.25	4.25	3/3	7/7

California Municipal Portfolio
1 year	3.43	3.10	2.98	3/6	11/26
3 year	4.15	3.92	3.84	3/6	9/25
5 year	3.76	3.79	3.75	4/6	10/25
10 year	4.41	4.76	4.67	5/5	15/16

Diversified Municipal Portfolio
1 year	5.07	4.01	4.66	2/10	40/105
3 year	4.75	4.07	4.49	3/9	31/97
5 year	4.06	4.06	4.04	5/9	37/84
10 year	4.73	4.72	4.82	3/6	34/54

New York Municipal Portfolio
1 year	4.94	4.13	4.96	3/7	12/18
3 year	4.73	4.37	4.73	2/7	9/17
5 year	4.12	4.00	4.13	2/7	10/17
10 year	4.73	4.83	5.01	3/4	10/12

94	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolios (in bold)36 versus their benchmarks.37

	Periods Ending June 30, 2009 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Tax-Managed International Portfolio	-40.78	-13.67	-1.66	1.02	5.53
MSCI EAFE Index	-31.35	-7.98	2.31	1.18	5.14
Inception Date: June 22,1992

International Portfolio	-40.86	-13.41	-1.43	1.23	1.32
MSCI EAFE Index	-31.35	-7.98	2.31	1.18	1.01
Inception Date: April 30, 1999

Emerging Markets Portfolio	-33.45	-0.76	13.83	10.51	7.60
MSCI Emerging Markets Index	-28.07	2.95	14.72	8.74	6.36
Inception Date: December 15, 1995

U.S. Government Short Duration Portfolio	3.37	4.34	3.25	3.95	5.15
Merrill Lynch 1-3 Year Treasury Index	4.39	5.58	4.07	4.59	5.88
Inception Date: January 3, 1989

Short Duration Plus Portfolio	1.03	2.02	1.95	3.39	5.06
Merrill Lynch 1-3 Year Treasury Index	4.39	5.58	4.07	4.59	5.87
Inception Date: December 12, 1988

Intermediate Duration Portfolio	2.93	4.53	3.91	4.77	6.48
Barclays U.S. Aggregate Bond Index	6.05	6.43	5.01	5.98	7.31
Inception Date: January 17, 1989

Short Duration California Municipal Portfolio	3.27	3.46	2.60	2.77	3.16
Barclays 1 Year Municipal Bond Index	4.34	4.33	3.26	3.48	3.84
Inception Date: October 3, 1994

Short Duration Diversified Municipal Portfolio	3.22	3.48	2.76	3.04	3.39
Barclays 1 Year Municipal Bond Index	4.34	4.33	3.26	3.48	3.84
Inception Date: October 3, 1994

Short Duration New York Municipal Portfolio	3.32	3.49	2.77	2.91	3.23
Barclays 1 Year Municipal Bond Index	4.34	4.33	3.26	3.48	3.84
Inception Date: October 3, 1994

36	The performance returns and risk measures shown in the table are for the Private Client Class shares of the Portfolios and were provided by the Adviser.

37	The Adviser provided Portfolio and benchmark performance return information for the periods through June 30, 2009.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	95

	Periods Ending June 30, 2009 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
California Municipal Portfolio	2.80	3.51	3.11	3.74	4.79
Barclays 5 Year GO Municipal Index	7.35	5.68	4.37	4.86	5.58
Inception Date: August 6, 1990

Diversified Municipal Portfolio	4.48	4.15	3.46	4.09	5.13
Barclays 5 Year GO Municipal Index	7.35	5.68	4.37	4.86	5.74
Inception Date: January 9, 1989

New York Municipal Portfolio	4.29	4.08	3.48	4.07	5.16
Barclays 5 Year GO Municipal Index	7.35	5.68	4.37	4.86	5.74
Inception Date: January 9, 1989

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 09, 2009

96	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Conservative Wealth Strategy*

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy*

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio*

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Core Opportunities Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Municipal Bond Inflation Strategy California High Income Massachusetts Michigan	Minnesota National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Ibero-America Fund*

Inflation Strategies

Multi-Asset Inflation Strategy

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to December 31, 2009, Conservative Wealth Strategy was named Wealth Preservation Strategy, and Tax-Managed Conservative Wealth Strategy was named Tax-Managed Wealth Preservation Strategy. U.S. Strategic Research Portfolio was incepted on December 23, 2009. Prior to January 20, 2010, The Ibero-America Fund was named The Spain Fund. Prior to March 1, 2010, Core Opportunities Fund was named the Focused Growth & Income Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	97

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IPTIP-0152-0310

SEMI-ANNUAL REPORT

AllianceBernstein

Short Duration Portfolio

March 31, 2010

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

May 25, 2010

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Short Duration Portfolio (the “Portfolio”) for the semi-annual reporting period ended March 31, 2010.

Investment Objective and Policies

The Portfolio seeks to provide safety of principal and a moderate rate of return that is subject to taxes. The Portfolio invests at least 80% of its total assets in securities rated A or better by national ratings agencies (or if unrated, determined by AllianceBernstein L.P., the Adviser, to be of comparable quality) and comparably rated commercial paper and notes. The Portfolio may purchase many types of fixed-income securities, including corporate bonds, notes, US Government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, loan participations and preferred stock, as well as others. The Portfolio may also invest up to 20% of its total assets in foreign fixed-income securities of issuers in developed or emerging-market countries. The Portfolio also may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment grade.

The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. The Portfolio may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Portfolio may moderately shorten its average duration when the Adviser expects interest rates to rise and mod-

estly lengthen its average duration when the Adviser anticipates that rates will fall. The Portfolio may invest, without limit, in derivatives, such as options, futures, forwards and swaps. The Portfolio also may invest up to 20% of its assets in structured instruments, which have characteristics of futures, options, currencies and securities. The Portfolio also may: purchase or sell securities on a forward commitment basis; invest in variable, floating and inverse floating rate investments; invest in zero coupon and interest-only or principal-only securities; and invest in obligations of supranational entities.

Investment Results

The table on page 4 shows the performance of the Portfolio compared to its benchmark, the Bank of America Merrill Lynch (BofAML) 1-3 Year Treasury Index, for the six- and 12-month periods ended March 31, 2010.

The Portfolio’s Class A shares without sales charges outperformed its benchmark for the six- and 12-month periods ended March 31, 2010. The US Investment Grade: Liquid Markets/Structured Products Investment Team’s (the “Team’s”) positioning of the Portfolio to capitalize on the attractive yield spreads of non-government sectors benefited performance for the six-month period. The following positions contributed positively to performance: an underweight in Treasuries and overweights to asset-backed securities (ABS), investment-grade corporates, mortgages and commercial mortgage-backed securities.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	1

Market Review and Investment Strategy

The global economic recovery broadened in late 2009 and continued into early 2010 as evidence emerged that the US and euro-area economies had returned to positive growth, and many emerging economies in Asia posted near double-digit gains in economic growth. As the global economic rebound gained momentum and the corporate sector continued to strengthen, systemic risk in the markets dramatically receded. Risk assets extended their rally, and non-government debt continued to outperform government bonds as spreads narrowed further.

The semi-annual period was marked by the continued strong recovery of investment grade corporate bonds, which returned 3.68% during the six-month period. Spreads continued to tighten to end the 12-month period at 150 basis points over Treasuries. Spreads on ABS similarly continued to tighten as investor appetite for risk returned in the market. ABS ended the period at 68 basis points over Treasuries. ABS returned 3.59% for the semi-annual period.

With government bond yields still very low by historical standards, the Team continues to seek investment opportunities in non-government sectors of the bond market such as mortgages, ABS and investment grade corporates. In the Team’s view, opportunities in these sectors are still attractive. While spreads have tightened significantly and are returning to their long term averages, the economic recovery continues to provide support for non-government debt.

2	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolio have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Bank of America Merrill Lynch (BofAML) 1-3 Year Treasury Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index tracks short-term government securities with maturities between 1 and 2.99 years. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The Portfolio’s assets can be invested in foreign securities, which may magnify asset value fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Portfolio may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have an impact on the Portfolio’s asset value. To increase yield, the Portfolio can use leverage, a speculative technique, which may increase share price fluctuation. Price fluctuation in the Portfolio’s securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolio to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. The Portfolio’s investments in mortgage-related or asset-backed securities may be subjected to prepayment risk. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The Portfolio may also invest a portion of its assets in below investment-grade securities (i.e. “junk bonds”), which are subject to greater risk than higher-rated securities. While the Portfolio invests in bonds and fixed-income securities, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolio’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED MARCH 31, 2010	Returns
	6 Months	12 Months
AllianceBernstein Short Duration Portfolio
Class A	2.04%	6.28%

Class B*	1.75%	5.51%

Class C	1.77%	5.63%

Bank of America Merrill Lynch 1-3 Year Treasury Index	0.73%	1.41%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note 2.E for additional information.

See Historical Performance and Benchmark Disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2010
	NAV Returns	SEC Returns	SEC Yields**

Class A Shares			0.92%
1 Year	6.28%	1.79%
5 Years	2.32%	1.44%
Since Inception*	1.89%	1.24%

Class B Shares			0.22%
1 Year	5.51%	2.51%
5 Years(a)	1.62%	1.62%
Since Inception*	1.25%	1.25%

Class C Shares			0.26%
1 Year	5.63%	4.63%
5 Years	1.63%	1.63%
Since Inception*	1.18%	1.18%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2010)
			SEC Returns

Class A Shares
1 Year			1.79%
5 Years			1.44%
Since Inception*			1.24%

Class B Shares
1 Year			2.51%
5 Years(a)			1.62%
Since Inception*			1.25%

Class C Shares
1 Year			4.63%
5 Years			1.63%
Since Inception*			1.18%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.99%, 1.72% and 1.70% for Class A, Class B and Class C, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	Inception Date: 5/21/03 for Class A, Class B and Class C shares.

**	SEC Yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2010.

See Historical Performance disclosures on page 3.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	5

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During Period*
Class A
Actual	$1,000	$1,020.36	$4.84
Hypothetical (5% return before expenses)	$1,000	$1,020.14	$4.84
Class B
Actual	$1,000	$1,017.49	$8.60
Hypothetical (5% return before expenses)	$1,000	$1,016.40	$8.60
Class C
Actual	$1,000	$1,017.66	$8.40
Hypothetical (5% return before expenses)	$1,000	$1,016.60	$8.40
*	Expenses are equal to the classes’ annualized expense ratios of 0.96%, 1.71% and 1.67%, respectively, multiplied by the average account value over the period, multiplied by 182/365 (reflect the one-half year period).

6	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Fund Expenses

PORTFOLIO SUMMARY

March 31, 2010 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $564.1

*	All data are as of March 31, 2010. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	7

Portfolio Summary

PORTFOLIO OF INVESTMENTS

March 31, 2010 (unaudited)

	Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 34.3%
United States – 34.3%
U.S. Treasury Notes 0.75%, 11/30/11	$31,507	$31,463,930
1.375%, 9/15/12	71,000	71,155,348
1.75%, 8/15/12	64,000	64,785,024
4.00%, 11/15/12	24,382	26,058,263

Total Governments – Treasuries (cost $193,001,052)		193,462,565

CORPORATES – INVESTMENT GRADES – 21.3%
Industrial – 13.7%
Basic – 0.7%
Ei Du Pont De Nemours & Co. 3.25%, 1/15/15	2,168	2,181,197
Praxair, Inc. 3.25%, 9/15/15	1,623	1,627,401

		3,808,598

Capital Goods – 1.2%
Boeing Capital Corp. 3.25%, 10/27/14	2,762	2,787,626
General Dynamics Corp. 1.80%, 7/15/11	2,592	2,617,357
John Deere Capital Corp. 5.25%, 10/01/12	1,355	1,471,113

		6,876,096

Communications – Telecommunications – 1.1%
AT&T, Inc. 4.85%, 2/15/14	2,000	2,147,376
New Cingular Wireless Services, Inc. 8.125%, 5/01/12	2,400	2,708,321
Verizon Global Funding Corp. 7.375%, 9/01/12	999	1,131,292

		5,986,989

Consumer Cyclical – Automotive – 0.9%
American Honda Finance Corp. 2.375%, 3/18/13(a)	2,859	2,857,879
Daimler Finance North America LLC 8.00%, 6/15/10	2,115	2,142,929

		5,000,808

Consumer Cyclical – Entertainment–0.3%
The Walt Disney Co. 4.50%, 12/15/13	1,750	1,884,622

Consumer Cyclical – Restaurants – 0.3%
McDonald’s Corp. 4.30%, 3/01/13	1,717	1,829,156

8	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Consumer Cyclical – Retailers – 0.6%
Costco Wholesale Corp. 5.30%, 3/15/12	$1,275	$1,369,647
Wal-Mart Stores, Inc. 4.55%, 5/01/13	1,700	1,827,893

		3,197,540

Consumer Non-Cyclical – 4.7%
Abbott Laboratories 5.15%, 11/30/12	1,265	1,383,398
Amgen, Inc. 4.85%, 11/18/14	1,285	1,394,821
Avon Products, Inc. 5.625%, 3/01/14	1,040	1,140,337
Baxter FinCo BV 4.75%, 10/15/10	1,690	1,729,311
Baxter International, Inc. 1.80%, 3/15/13	940	938,008
Bottling Group LLC 5.00%, 11/15/13	1,693	1,822,865
6.95%, 3/15/14	1,600	1,852,334
Campbell Soup Co. 6.75%, 2/15/11	1,680	1,770,801
Coca-Cola Enterprises, Inc. 4.25%, 3/01/15	1,775	1,878,740
Colgate-Palmolive Co. Series F 3.15%, 8/05/15	496	500,876
Diageo Finance BV 3.25%, 1/15/15	2,797	2,807,875
Genentech, Inc. 4.40%, 7/15/10	830	839,322
Merck & Co., Inc. 4.00%, 6/30/15	1,327	1,389,837
Pepsico, Inc. 4.65%, 2/15/13	1,305	1,407,714
Pfizer, Inc. 4.45%, 3/15/12	2,850	3,020,977
Procter & Gamble Co. 3.15%, 9/01/15	2,795	2,838,370

		26,715,586

Energy – 2.4%
Apache Corp. 5.25%, 4/15/13	1,400	1,523,291
Chevron Corp. 3.95%, 3/03/14	1,770	1,848,498
ConocoPhillips 4.75%, 2/01/14	1,755	1,887,195

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	9

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Shell International Finance BV 3.25%, 9/22/15	$2,757	$2,770,708
Statoil ASA 2.90%, 10/15/14	2,773	2,772,986
Total Capital SA 3.125%, 10/02/15	2,802	2,783,120

		13,585,798

Technology – 1.5%
Cisco Systems, Inc. 2.90%, 11/17/14	842	852,536
5.25%, 2/22/11	920	957,456
Dell, Inc. 3.375%, 6/15/12	990	1,028,814
Hewlett-Packard Co. 2.95%, 8/15/12	645	666,157
International Business Machine 2.10%, 5/06/13	2,816	2,835,673
Oracle Corp. 3.75%, 7/08/14	1,921	2,004,663

		8,345,299

		77,230,492

Financial Institutions – 6.9%
Banking – 5.0%
Bank of America Corp. 4.50%, 8/01/10	1,850	1,872,241
The Bank of New York Mellon Corp. 4.30%, 5/15/14	860	905,317
BB&T Corp. 3.375%, 9/25/13	1,640	1,673,869
Citigroup, Inc. 6.375%, 8/12/14	1,341	1,432,594
The Goldman Sachs Group, Inc. 3.625%, 8/01/12	1,235	1,278,959
4.75%, 7/15/13	1,332	1,408,180
JP Morgan Chase & Co. 7.875%, 6/15/10	2,035	2,062,196
Morgan Stanley 6.00%, 5/13/14	1,350	1,458,185
6.75%, 4/15/11	635	670,336
PNC Funding Corp. 4.25%, 9/21/15	2,695	2,776,020
Royal Bank of Canada 5.65%, 7/20/11	2,155	2,291,498
State Street Corp. 4.30%, 5/30/14	1,415	1,497,569
UnionBanCal Corp. 5.25%, 12/16/13	1,530	1,637,307

10	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

US Bancorp 4.20%, 5/15/14	$1,815	$1,904,283
Wells Fargo & Co. Series I 3.75%, 10/01/14	2,748	2,781,286
Westpac Banking Corp. 4.20%, 2/27/15	2,672	2,750,490

		28,400,330

Finance – 0.6%
HSBC Finance Corp. 4.75%, 4/15/10	2,130	2,132,049
8.00%, 7/15/10	1,370	1,397,114

		3,529,163

Insurance – 1.1%
Berkshire Hathaway, Inc. 3.20%, 2/11/15	2,806	2,829,952
Met Life Global Funding I 2.875%, 9/17/12(a)	3,500	3,557,743

		6,387,695

Other Finance – 0.2%
ORIX Corp. 5.48%, 11/22/11	920	952,471

		39,269,659

Utility – 0.7%
Electric – 0.7%
National Rural Utilities Cooperative Finance Corp. 3.875%, 9/16/15	2,695	2,750,024
The Southern Co. 4.15%, 5/15/14	947	988,403

		3,738,427

Total Corporates – Investment Grades (cost $117,571,431)		120,238,578

ASSET-BACKED SECURITIES – 15.7%
Autos – Fixed Rate – 6.4%
Bank of America Auto Trust Series 2009-1A, Class A3 2.67%, 7/15/13(a)	3,940	4,020,807
Series 2009-2A, Class A4 3.03%, 10/15/16(a)	3,755	3,860,576
Series 2009-3A, Class A4 2.67%, 12/15/16(a)	5,680	5,766,936
Chrysler Financial Auto Securitization Trust Series 2009-A, Class A3 2.82%, 1/15/16	2,917	2,966,118
Ford Credit Auto Owner Trust Series 2009-D, Class A4 2.98%, 8/15/14	3,425	3,515,299

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	11

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Honda Auto Receivables Owner Trust Series 2009-3, Class A3 2.31%, 5/15/13	$1,550	$1,574,997
Hyundai Auto Receivables Trust Series 2009-A, Class A4 3.15%, 3/15/16	3,932	4,008,110
Nissan Auto Lease Trust Series 2009-A, Class A4 3.51%, 11/17/14	2,900	2,988,680
Series 2009-B, Class A3 2.07%, 1/15/15	2,500	2,530,934
Series 2009-B, Class A4 2.65%, 1/15/15	4,755	4,855,037

		36,087,494

Credit Cards – Floating Rate – 2.8%
Chase Issuance Trust Series 2007-A1, Class A1 0.25%, 3/15/13(b)	2,405	2,401,697
Series 2009-A2, Class A2 1.78%, 4/15/14(b)	6,000	6,147,202
Citibank Omni Master Trust Series 2009-A8, Class A8 2.33%, 5/16/16(a)(b)	3,855	3,898,511
Discover Card Master Trust Series 2010-A1, Class A1 0.88%, 9/15/15(b)	3,271	3,271,385

		15,718,795

Other ABS – Floating Rate – 1.8%
Freddie Mac REMICS Series 2976, Class DF 0.53%, 10/15/34(b)	10,040	9,959,812
Petra CRE CDO Ltd. Series 2007-1A, Class C 1.346%, 2/25/47(b)(c)	635	3,175

		9,962,987

Autos – Floating Rate – 1.3%
GE Dealer Floorplan Master Note Trust Series 2006-2, Class A 0.31%, 4/20/13(b)	3,000	2,986,441
Wheels SPV LLC Series 2009-1, Class A 1.78%, 3/15/18(a)(b)	4,447	4,454,409

		7,440,850

Home Equity Loans – Fixed Rate – 1.2%
American General Mortgage Loan Trust Series 2003-1, Class A3 4.03%, 4/25/33	1,288	1,149,139

12	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33	$911	$788,421
Countrywide Asset-Backed Certificates Series 2007-S1, Class A3 5.81%, 11/25/36	1,015	456,840
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB3, Class AF1 2.879%, 12/25/32	933	703,234
Series 2005-CB4, Class AF2 4.751%, 8/25/35	1,184	1,146,000
Series 2005-RP2, Class AF2 5.75%, 9/25/35(a)	415	402,619
Series 2007-CB4, Class A2A 5.844%, 4/25/37	505	487,774
Flagstar Home Equity Loan Trust Series 2007-1A, Class AF2 5.765%, 1/25/35(a)	1,132	1,033,333
Home Equity Mortgage Trust Series 2006-5, Class A1 5.50%, 1/25/37	1,058	121,959
Nationstar NIM Trust Series 2007-A, Class A 9.97%, 3/25/37(c)(d)	13	0
Structured Asset Securities Corp. Series 2007-RM1, Class AIO 5.00%, 5/25/47(a)(e)	3,194	503,303

		6,792,622

Other ABS – Fixed Rate – 1.1%
John Deere Owner Trust Series 2009-A, Class A3
2.59%, 10/15/13	2,275	2,307,895
Series 2009-A, Class A4 3.96%, 5/16/16	1,600	1,683,516
Nissan Auto Lease Trust Series 2009-A, Class A3 2.92%, 12/15/11	2,500	2,544,762

		6,536,173

Credit Cards – Fixed Rate – 0.8%
Citibank Credit Card Issuance Trust
Series 2009-A5, Class A5 2.25%, 12/23/14	4,280	4,312,347

Home Equity Loans – Floating Rate – 0.3%
ACE Securities Corp.
Series 2003-OP1, Class A2 0.606%, 12/25/33(b)	213	156,757

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	13

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

BNC Mortgage Loan Trust
Series 2007-2, Class M5 1.146%, 5/25/37(b)	$420	$14,202
HFC Home Equity Loan Asset Backed Certificates
Series 2006-1, Class M1 0.52%, 1/20/36(b)	649	521,488
Home Equity Mortgage Trust
Series 2005-3, Class M1 1.056%, 11/25/35(b)	50	49,787
Lehman ABS Mortgage Loan Trust
Series 2007-1, Class 2A2 0.446%, 6/25/37(a)(b)	1,178	416,009
Lehman XS Trust
Series 2005-5N, Class M2 0.896%, 11/25/35(b)	498	2,975
Novastar Home Loan Equity
Series 2007-2, Class M1 0.546%, 9/25/37(b)	1,650	51,231
Security National Mortgage Loan Trust
Series 2007-1A, Class 1A1 5.91%, 4/25/37(a)(f)	313	304,277

		1,516,726

Total Asset-Backed Securities (cost $93,862,546)		88,367,994

MORTGAGE PASS-THRU’S – 13.5%
Agency Fixed Rate 30-Year – 7.3%
Federal National Mortgage Association Series 2007 6.50%, 10/01/37	22,761	24,734,943
Series 2008 6.50%, 12/01/28 – 7/01/35	7,803	8,559,461
Government National Mortgage Association Series 2002 7.50%, 3/15/32	307	347,137
Series 2008 6.50%, 9/15/38	6,781	7,311,812

		40,953,353

Agency ARMs – 5.9%
Federal Home Loan Mortgage Corp. Series 2005 4.381%, 5/01/35(f)	1,762	1,831,201
Series 2007 5.921%, 11/01/36(b)	1,908	1,993,198
6.097%, 1/01/37(b)	1,496	1,567,657

14	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association Series 2003 4.787%, 12/01/33(f)	$497	$521,789
Series 2005 2.569%, 2/01/35(b)	2,950	3,057,991
4.668%, 10/01/35(f)	3,720	3,886,997
5.337%, 1/01/36(f)	2,676	2,791,704
Series 2006 2.895%, 1/01/36(f)	4,506	4,664,462
5.506%, 5/01/36(b)	2,834	2,944,835
5.645%, 7/01/36(f)	2,563	2,687,704
Series 2007 3.66%, 11/01/35(b)	2,461	2,564,580
5.532%, 2/01/37(b)	2,872	3,013,946
Series 2009 4.785%, 7/01/38(f)	1,488	1,554,712

		33,080,776

Agency Fixed Rate 15-Year – 0.3%
Federal National Mortgage Association Series 2000 7.50%, 3/01/15	124	135,842
Series 2001 6.00%, 11/01/16 – 12/01/16	789	854,103
Series 2002 6.00%, 2/01/17	515	557,115
8.00%, 8/01/16	267	287,444

		1,834,504

Total Mortgage Pass-Thru’s (cost $73,686,216)		75,868,633

CMOS – 7.0%
Agency Floating Rate – 4.9%
Fannie Mae REMICS Series 2005-17, Class FA 0.546%, 3/25/35(b)	11,450	11,354,538
Series 2005-38, Class F 0.546%, 5/25/35(b)	8,327	8,269,475
Freddie Mac Reference REMIC Series R008, Class FK 0.63%, 7/15/23(b)	481	475,449
Freddie Mac REMICS Series 3001, Class HN 0.53%, 5/15/35(b)	7,873	7,809,877

		27,909,339

Non-Agency Floating Rate – 0.9%
American Home Mortgage Investment Trust Series 2005-2, Class 2A1 1.816%, 9/25/45(b)	471	229,428

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	15

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Countrywide Alternative Loan Trust Series 2006-OA14, Class 3A1 1.313%, 11/25/46(b)	$919	$396,799
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2007-OA4, Class 1A1A 0.436%, 8/25/47(b)	826	455,182
Lehman XS Trust Series 2006-3, Class M1 0.696%, 3/25/36(b)	580	470
Series 2007-2N, Class M1 0.586%, 2/25/37(b)	1,143	2,751
MLCC Mortgage Investors, Inc. Series 2003-F, Class A1 0.566%, 10/25/28(b)	1,232	1,057,824
Series 2004-A, Class A1 0.476%, 4/25/29(b)	1,031	878,764
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.74%, 2/25/42(a)(b)	1,271	1,216,586
Structured Adjustable Rate Mortgage Loan Trust Series 2005-5, Class A3 0.476%, 5/25/35(b)	106	86,873
WaMu Mortgage Pass Through Certificates Series 2006-AR11, Class 1A 1.423%, 9/25/46(b)	921	529,143
Series 2006-AR4, Class 1A1B 1.403%, 5/25/46(b)	604	232,555

		5,086,375

Non-Agency Fixed Rate – 0.5%
American Home Mortgage Investment Trust Series 2004-3, Class MF1 5.35%, 10/25/34	1,690	197,674
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36	653	616,273
Nomura Asset Acceptance Corp. Series 2006-WF1, Class A2 5.755%, 6/25/36	2,406	1,826,452
Structured Asset Securities Corp. Series 2006-RM1, Class AIO 5.00%, 8/25/46(a)(e)	2,904	421,125

		3,061,524

Agency Fixed Rate – 0.5%
Fannie Mae REMICS Series 2005-86, Class WH 5.00%, 11/25/25	818	825,763
Series 2006-50, Class PA 5.00%, 4/25/27	1,220	1,243,709

16	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Government National Mortgage Association Series 2006-51, Class IO 0.995%, 8/16/46(e)	$11,184	$463,765

		2,533,237

Non-Agency ARMs – 0.2%
Bear Stearns Alt-A Trust Series 2006-1, Class 22A1 5.13%, 2/25/36(f)	1,622	905,244

Total CMOs (cost $46,564,862)		39,495,719

AGENCIES – 3.5%
Agency Debentures – 3.5%
Bank of America Corp. – FDIC Insured 2.10%, 4/30/12	3,492	3,556,305
Citigroup, Inc. – FDIC Insured 1.875%, 5/07/12	8,999	9,115,699
The Goldman Sachs Group, Inc. – FDIC Insured 3.25%, 6/15/12	3,975	4,144,717
Wells Fargo & Co. – FDIC Insured 3.00%, 12/09/11	3,068	3,167,857

Total Agencies (cost $19,504,857)		19,984,578

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.7%
Non-Agency Floating Rate CMBS – 0.9%
Commercial Mortgage Pass-Through Certificates Series 2007-FL14, Class C 0.53%, 6/15/22(a)(b)	1,361	906,113
Credit Suisse Mortgage Capital Certificates Series 2006-TF2A, Class SVD 0.70%, 10/15/21(a)(b)	2,000	1,056,766
Series 2007-TFLA, Class A2 0.35%, 2/15/22(a)(b)	3,000	2,487,982
Wachovia Bank Commercial Mortgage Trust Series 2006-WL7A, Class H 0.63%, 9/15/21(a)(b)	1,300	483,233
Series 2007-WHL8, Class E 0.63%, 6/15/20(a)(b)	1,000	326,772

		5,260,866

Non-Agency Fixed Rate CMBS – 0.8%
GE Capital Commercial Mortgage Corp. Series 2005-C3, Class A3FX 4.863%, 7/10/45	2,550	2,553,178

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	17

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2004-C1, Class A2 4.302%, 1/15/38	$1,989	$1,998,959

		4,552,137

Total Commercial Mortgage-Backed Securities (cost $13,120,617)		9,813,003

SHORT-TERM INVESTMENTS – 2.9%
Time Deposit – 1.9%
State Street Time Deposit 0.01%, 4/01/10	10,560	10,560,000

Certificates of Deposit – 1.0%
Royal Bank of Canada NY 2.25%, 3/15/13	5,817	5,866,654

Total Short-Term Investments (cost $16,373,867)		16,426,654

Total Investments – 99.9% (cost $573,685,448)		563,657,724
Other assets less liabilities – 0.1%		414,469

Net Assets – 100.0%		$564,072,193

FUTURES CONTRACTS (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2010	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr Futures	849	June 2010	$184,128,985	$184,193,204	$64,219

Sold Contracts
U.S. T-Note 10 Yr Futures	49	June 2010	5,672,802	5,696,250	(23,448)
U.S. T-Note 5 Yr Futures	781	June 2010	89,728,040	89,692,969	35,071

					$75,842

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2010, the aggregate market value of these securities amounted to $37,974,979 or 6.7% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at March 31, 2010.

18	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.0% of net assets as of March 31, 2010, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Petra CRE CDO Ltd. Series 2007-1A, Class C 1.346%, 2/25/47	5/25/2007	$620,447	$3,175	0.0%
Nationstar NIM Trust Series 2007-A, Class A 9.97%, 3/25/37	4/4/2007	13,205	0	0.0%

(d)	Fair valued.

(e)	IO – Interest Only

(f)	Variable rate coupon, rate shown as of March 31, 2010.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of March 31, 2010, the fund’s total exposure to subprime investments was 2.57% of net assets. These investments are valued in accordance with the fund’s Valuation Policies (see Note 1.A for additional details).

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CDO – Collateralized Debt Obligation

CMBS – Commercial Mortgage-Backed Securities

CMOs – Collateralized Mortgage Obligations

FDIC – Federal Deposit Insurance Corporation

REMIC – Real Estate Mortgage Investment Conduit

See notes to financial statements.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	19

Portfolio of Investments

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2010 (unaudited)

Assets
Investments in securities at value	$563,657,724
Cash in bank	381,181 (a)
Receivables:
Interest	4,003,427
Investment securities sold	1,050,812
Capital shares sold	847,898

Total assets	569,941,042

Liabilities
Payables:
Dividends to shareholders	285,746
Investment securities purchased	3,031,824
Capital shares redeemed	2,082,807
Management fee	216,788
Distribution fee	42,649
Shareholder servicing fee	40,564
Transfer Agent fee	15,903
Margin owed to broker on futures contracts	73,929
Accrued expenses	78,639

Total liabilities	5,868,849

Net Assets	$564,072,193

Cost of investments	$573,685,448

Net Assets Consist of:
Capital stock, at par*	$47,921
Additional paid-in capital	596,965,791
Undistributed net investment income/(excess distributions)	(1,490,719)
Accumulated net realized loss on investment transactions	(21,498,918)
Unrealized depreciation of investments and futures	(9,951,882)

$564,072,193

(a)	An amount of $370,965 has been segregated to collateralize margin requirements for the open futures contracts at March 31, 2010.

*	The Sanford C. Bernstein Fund, Inc. has authorized 12.6 billion shares of common stock with par value of $.001 per share.

See notes to financial statements.

20	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Statement of Assets and Liabilities

Calculation of Maximum Offering Price

Short Duration Plus Class Shares
Net Assets	$474,040,495
Shares of capital stock outstanding	40,273,280

Net asset value and offering price per share	$11.77

Short Duration Class A Shares
Net Assets	$56,781,183
Shares of capital stock outstanding	4,822,430

Net asset value and redemption price per share	11.77
Sales charge—4.25% of public offering price	0.52

Maximum offering price	$12.29

Short Duration Class B Shares
Net Assets	$6,952,210
Shares of capital stock outstanding	590,643

Net asset value and offering price per share	$11.77

Short Duration Class C Shares
Net Assets	$26,298,305
Shares of capital stock outstanding	2,234,931

Net asset value and offering price per share	$11.77

See notes to financial statements.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	21

Statement of Assets and Liabilities

STATEMENT OF OPERATIONS

March 31, 2010 (unaudited)

Investment Income
Income:
Interest	$6,889,522

Total income		$6,889,522

Expenses:
Management fee (see Note 2A)	1,244,672
Shareholder servicing fee (see Note 2B)	232,014
Custodian fee	71,314
Transfer Agent fee—Non-Retail Class	7,977
Transfer Agent fee—Class A	32,790
Transfer Agent fee—Class B	6,393
Transfer Agent fee—Class C	16,416
Distribution fees—Class A	83,738
Distribution fees—Class B	39,740
Distribution fees—Class C	126,930
Registration fees	48,370
Printing fees	20,793
Auditing and tax fees	10,934
Legal fees	10,528
Directors’ fees and expenses	10,255
Miscellaneous	10,241

Total expenses	1,973,105

Net investment income		4,916,417

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		1,966,807
Futures transactions		(656,941)

Net realized gain on investment transactions		1,309,866

Net change in unrealized appreciation/depreciation of investments and futures		5,748,081

Net realized and unrealized gain on investment transactions		7,057,947

Net increase in net assets resulting from operations		$11,974,364

See notes to financial statements.

22	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2010 (unaudited)	Year Ended September 30, 2009
Increase (Decrease) In Net Assets from Operations:
Net investment income	$4,916,417	$13,223,134
Net realized gain (loss) on investment transactions	1,309,866	(1,057,825)
Net change in unrealized appreciation/(depreciation) of investments	5,748,081	10,016,348

Net increase in net assets resulting from operations	11,974,364	22,181,657
Dividends to Shareholders:
Dividends from net investment income
Short Duration Plus Class	(5,415,757)	(11,785,183)
Class A	(556,817)	(1,269,069)
Class B	(50,224)	(226,656)
Class C	(162,642)	(536,346)

Total dividends to shareholders	(6,185,440)	(13,817,254)

Capital-Share Transactions:
Net proceeds from sales of shares	202,924,685	348,146,399
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	2,831,765	6,374,657

Total proceeds from shares sold	205,756,450	354,521,056
Cost of shares redeemed	(159,359,246)	(278,834,335)

Increase in net assets from capital-share transactions	46,397,204	75,686,721

Net increase in net assets	52,186,128	84,051,124
Net Assets:
Beginning of period	511,886,065	427,834,941

End of period (a)	$564,072,193	$511,886,065

(a) Includes excess distributions of:	$(1,490,719)	$(221,696)

See notes to financial statements.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	23

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

March 31, 2010 (unaudited)

NOTE 1.

Organization and Significant Accounting Policies

The AllianceBernstein Short Duration Class A, B and C shares are shares of Short Duration Plus Portfolio (the “Portfolio”) of the Sanford C. Bernstein Fund, Inc. (the “Fund”). The Fund is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund is currently comprised of 18 series each with its own investment objective. The Short Duration Plus Portfolio commenced offering AllianceBernstein Short Duration Class A, Class B and Class C Shares on May 21, 2003 and Class R Shares on February 17, 2004 (collectively, “Short Duration Retail Classes”) in addition to the existing Short Duration Plus Class shares (the “Plus Class”). As of February 23, 2005, the Class R shares are no longer offered to shareholders. These financial statements include only the Short Duration Retail Classes. The financial highlights of the Plus Class shares are presented in a separate financial report. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the

24	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

over-the-counter markets (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein, L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	25

Notes to Financial Statements

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of March 31, 2010:

Investments in Securities	Level 1	Level 2	Level 3	Total
Assets:
Governments - Treasuries	$—	$193,462,565	$—	$193,462,565
Corporates - Investment Grades	—	120,238,578	—	120,238,578
Asset-Backed Securities	—	73,519,298	14,848,696	88,367,994
Mortgage Pass-Thru’s	—	75,868,633	—	75,868,633
CMOs	—	30,442,576	9,053,143	39,495,719
Agencies	—	19,984,578	—	19,984,578
Commercial Mortgage-Backed Securities	—	4,552,137	5,260,866	9,813,003
Short-Term Investments
Time Deposit	—	10,560,000	—	10,560,000
Certificates of Deposit	—	5,866,654	—	5,866,654

Total Investments in Securities	—	534,495,019	29,162,705	563,657,724
Other Financial Instruments*:
Assets	99,290	—	—	99,290
Liabilities	(23,448)	—	—	(23,448)

Total	$75,842	$534,495,019	$29,162,705	$563,733,566

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporates- Investment Grades	Asset-Backed Securities	CMOs	Commercial Mortgage- Backed Securities
Balance as of 9/30/09	$5,075,112	$16,246,024	$10,439,907	$1,949,321
Accrued discounts/premiums	—	1,573	(331)	(6)
Realized gain (loss)	—	(42,575)	(1,394,596)	—
Change in unrealized appreciation/depreciation	—	1,766,572	2,433,849	1,494,721
Net purchases (sales)	—	(3,122,898)	(2,425,686)	—
Net transfers in and/or out of Level 3	(5,075,112)	—	—	1,816,830

Balance as of 3/31/10	$—	$14,848,696	$9,053,143	$5,260,866

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/10*	$—	$1,728,839	$1,066,289	$1,494,721

26	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

Total
Balance as of 9/30/09	$33,710,364
Accrued discounts/premiums	1,236
Realized gain (loss)	(1,437,171)
Change in unrealized appreciation/depreciation	5,695,142
Net purchases (sales)	(5,548,584)
Net transfers in and/or out of Level 3	(3,258,282)

Balance as of 3/31/10	$29,162,705

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/10*	4,289,849

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

C. Taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

D. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

E. Securities Transactions on a When-Issued or Delayed-Delivery Basis

The Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time the Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time the Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	27

Notes to Financial Statements

F. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to the Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

G. Distribution of Income and Gains

Net investment income of the Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Distributions of net realized gains, less any available loss carryforwards, if any, for all Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying financial statements. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

H. Repurchase Agreements

The Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of the Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

28	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

The Portfolio pays the Adviser an investment management fee at an annualized rate of .45% of the first $750 million and .40% of the Portfolio’s average daily net assets over $750 million. The fee is accrued daily and paid monthly.

B. Transfer Agency Agreement; Shareholder Servicing Agreement

Under a Transfer Agency Agreement between the Fund, on behalf of the Short Duration Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Short Duration Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $23,245 for six months ended March 31, 2010.

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolio (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Plus Class shares of the Portfolio. Under the agreement, the fee paid by the Plus Class shares to the Adviser for services under this agreement is at an annual rate of .10 of 1% of the average daily net assets of the Portfolio attributable to the Plus Class shares during the month.

C. Distribution Arrangements—Short Duration Plus Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Plus Class shares of the Portfolio and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Plus Class shares of the Portfolio. This agreement does not apply to the Short Duration Retail Classes of the Portfolio. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly-owned subsidiary of the Adviser.

D. Distribution Arrangements—Short Duration Retail Classes

The Short Duration Retail Classes of the Portfolio have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each such class pays distribution services fees to AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	29

Notes to Financial Statements

annual rate of up to .30 of 1% of the Class A shares and 1% of the Class B and Class C shares of the respective average daily net assets attributable to the Retail Classes. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $114,239 and $768,240 for Class B and Class C shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s Short Duration Retail Class shares.

E. Other Transactions with Affiliates

Class A shares of the Portfolio are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

The Distributor has advised the Portfolio that it has retained front-end sales charges of $3,869 from the sales of Class A shares and received $717, $5,551, and $1,578 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended March 31, 2010.

30	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

For the period from October 1, 2009 through March 31, 2010, the Portfolio had purchases and sales transactions, excluding repurchase transactions and transactions in short-term instruments, as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$80,392,798	$90,902,600
U.S. government securities	294,523,202	240,805,706

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Gross unrealized appreciation	$7,081,461
Gross unrealized depreciation	(17,109,185)

Net unrealized depreciation	$(10,027,724)

B. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Portfolio may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures Contracts

The Portfolio may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	31

Notes to Financial Statements

amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

•	Forward Currency Exchange Contracts

The Portfolio may enter into foreign-currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolio will generally not enter into a forward contract with a term greater than one year.

Forward contracts used to protect the Portfolio from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

•	Swap Agreements

The Portfolio may enter into swaps to hedge their exposure to interest rates, credit risk and currencies. The Portfolio may also enter into swaps

32	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

for non-hedging purposes as a means of gaining market exposures or making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

A Portfolio may enter into interest rate swap transactions to reserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	33

Notes to Financial Statements

securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

At March 31, 2010, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Margin due from broker on futures contracts	$75,842	*

Total		$75,842

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2010:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of investments and futures	$(656,941)	$1,058,305

Total		$(656,941)	$1,058,305

For the six months ended March 31, 2010, the average monthly original value of futures contracts was $263,461,773.

C. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures,

34	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D. Mortgage-Backed Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and such Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the six months ended March 31, 2010, the Portfolio had no transactions in dollar rolls.

E. Reverse Repurchase Agreements

Under a reverse repurchase agreement, a Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time a Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the six months ended March 31, 2010, the average amount of reverse repurchase agreements outstanding for the Portfolio was $5,081,923 and the daily weighted average annualized interest rate was (0.02)%. During the period, the Portfolio received net interest payment from counterparties.

NOTE 4.

Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2010 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2009 and September 30, 2008 were as follows:

	2009	2008
Distributions paid from:
Ordinary income	$13,817,254	$15,809,692

Total distributions paid	$13,817,254	$15,809,692

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	35

Notes to Financial Statements

As of September 30, 2009, the components of accumulated earnings/(deficits) on a tax basis were as follows:

Ordinary income	$143,545
Accumulated capital and other gains (losses)(a)	(23,621,083)
Unrealized appreciation/(depreciation)(b)	(14,887,664)

Total accumulated earnings/(deficit)(c)	$(38,365,202)

(a)

On September 30, 2009, the Portfolio had a net capital loss carry forward of $3,594,854 which expires in the year 2013, $6,491,604 which expires in the year 2014, $4,022,522 which expires in the year 2015, $920,045 which expires in the year 2016, and $5,807,512 which expires in the year 2017. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended September 30, 2009, the Fund deferred to October 1, 2009 post October capital losses of $2,213,694.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, straddles and swap income (loss) accrual.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to current year dividends payable and post October loss deferrals.

NOTE 5.

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of a Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of a Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Derivatives Risk—The Portfolio may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to a counterparty risk to a greater degree than more traditional investments.

Leverage Risk—When a Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage.

36	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. As such, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE 6.

Capital-Share Transactions

The Fund has authorized 12.6 billion shares of common stock, par value $0.001 per share, of which 12.3 billion are divided into 18 Portfolios. It has allocated 1 billion shares to the Portfolio, 200 million each to the five classes (including Class R shares which are not currently being offered). Share transactions for each Portfolio for the six months ended March 31, 2010 and the year ended September 30, 2009, were as follows:

	Shares		Amount
	Six Months Ended March 31, 2010 (unaudited)	Year Ended September 30, 2009	Six Months Ended March 31, 2010 (unaudited)	Year Ended September 30, 2009

Short Duration Plus Class Shares
Shares sold	15,469,840	24,658,313	$181,405,273	$280,996,647

Shares issued to shareholders on reinvestment of dividends	182,547	404,163	2,142,909	4,592,875

Shares redeemed	(11,799,932)	(20,884,914)	(138,462,729)	(237,524,464)

Net increase	3,852,455	4,177,562	45,085,453	48,065,058

Beginning of period	36,420,825	32,243,263	454,461,097	406,396,039

End of period	40,273,280	36,420,825	$499,546,550	$454,461,097

Short Duration Plus Class A Shares
Shares sold	1,248,841	3,105,121	$14,632,170	$35,284,027

Shares issued to shareholders on reinvestment of dividends	42,927	99,964	503,929	1,137,818

Shares converted from Class B	87,237	222,752	1,025,973	2,556,007

Shares redeemed	(1,161,797)	(1,719,891)	(13,633,596)	(19,478,973)

Net increase	217,208	1,707,946	2,528,476	19,498,879

Beginning of period	4,605,222	2,897,276	58,205,304	38,706,425

End of period	4,822,430	4,605,222	$60,733,780	$58,205,304

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	37

Notes to Financial Statements

	Shares		Amount
	Six Months Ended March 31, 2010 (unaudited)	Year Ended September 30, 2009	Six Months Ended March 31, 2010 (unaudited)	Year Ended September 30, 2009
Short Duration Plus
Class B Shares
Shares sold	73,871	632,858	$867,406	$7,166,342

Shares issued to shareholders on reinvestment of dividends	3,639	16,163	42,689	183,557

Shares converted to Class A	(87,254)	(222,793)	(1,025,973)	(2,556,007)

Shares redeemed	(165,004)	(457,486)	(1,935,910)	(5,198,715)

Net decrease	(174,748)	(31,258)	(2,051,788)	(404,823)

Beginning of period	765,391	796,649	10,866,973	11,271,796

End of period	590,643	765,391	$8,815,185	$10,866,973

Short Duration Plus
Class C Shares
Shares sold	425,479	1,948,852	$4,993,863	$22,143,376

Shares issued to shareholders on reinvestment of dividends	12,125	40,527	142,238	460,407

Shares redeemed	(366,829)	(1,237,974)	(4,301,038)	(14,076,176)

Net increase	70,775	751,405	835,063	8,527,607

Beginning of period	2,164,156	1,412,751	27,082,916	18,555,309

End of period	2,234,931	2,164,156	$27,917,979	$27,082,916

NOTE 7.

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and

38	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE 8.

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	39

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended March 31, 2010 (unaudited)	Year Ended September 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 11.65	$ 11.46	$ 12.24	$ 12.31	$ 12.39	$ 12.67

Income From Investment Operations:
Investment income, net†	0.09	0.31	0.43	0.51	0.45	0.33
Net realized and unrealized gain (loss) on investment transactions	0.15	0.21	(0.77)	(0.05)	(0.06)	(0.24)

Total from investment operations	0.24	0.52	(0.34)	0.46	0.39	0.09

Less: Dividends and Distributions:
Dividends from taxable net investment income	(0.12)	(0.33)	(0.44)	(0.53)	(0.47)	(0.36)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(0.01)

Total dividends and distributions	(0.12)	(0.33)	(0.44)	(0.53)	(0.47)	(0.37)

Net asset value, end of period	$ 11.77	$ 11.65	$ 11.46	$ 12.24	$ 12.31	$ 12.39

Total Return(a)	2.04%	4.61%	(2.83	)%*	3.80%	3.23%	0.77%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$56,781	$53,643	$33,197	$40,444	$37,595	$42,602
Average net assets (000 omitted)	$55,979	$44,395	$36,957	$37,096	$38,239	$50,872
Ratio to average net assets of:
Expenses	0.96	%**	0.99%	0.96%	0.98%	1.03	%(b)	1.02%
Net investment income	1.54	%**	2.72%	3.60%	4.21%	3.63	%(b)	2.61%
Portfolio turnover rate	62%	176%	116%	127%	157%	220%

See Footnote summary on page 43.

40	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Six Months Ended March 31, 2010 (unaudited)	Year Ended September 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 11.64	$ 11.45	$ 12.24	$ 12.31	$ 12.39	$ 12.67

Income From Investment Operations:
Investment income, net†	0.05	0.23	0.34	0.43	0.36	0.24
Net realized and unrealized gain (loss) on investment transactions	0.15	0.20	(0.77)	(0.06)	(0.05)	(0.24)

Total from investment operations	0.20	0.43	(0.43)	0.37	0.31	– 0	–

Less: Dividends and Distributions
Dividends from taxable net investment income	(0.07)	(0.24)	(0.36)	(0.44)	(0.39)	(0.27)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(0.01)

Total dividends and distributions	(0.07)	(0.24)	(0.36)	(0.44)	(0.39)	(0.28)

Net asset value, end of period	$ 11.77	$ 11.64	$ 11.45	$ 12.24	$ 12.31	$ 12.39

Total Return(a)	1.75%	3.86%	(3.59	)%*	3.09%	2.55%	0.05%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$6,952	$8,913	$9,125	$10,791	$16,899	$27,964
Average net assets (000 omitted)	$7,970	$10,523	$9,304	$13,539	$22,110	$36,245
Ratio to average net assets of:
Expenses	1.71	%**	1.72%	1.66%	1.68%	1.73	%(b)	1.72%
Net investment income	0.84	%**	2.02%	2.91%	3.48%	2.91	%(b)	1.90%
Portfolio turnover rate	62%	176%	116%	127%	157%	220%

See Footnote summary on page 43.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	41

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended March 31, 2010 (unaudited)	Year Ended September 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 11.64	$ 11.45	$ 12.23	$ 12.30	$ 12.38	$ 12.66

Income From Investment Operations
Investment income, net†	0.05	0.24	0.34	0.43	0.36	0.24
Net realized and unrealized gain (loss) on investment transactions	0.16	0.20	(0.76)	(0.06)	(0.05)	(0.24)

Total from investment operations	0.21	0.44	(0.42)	0.37	0.31	– 0	–

Less: Dividends and Distributions:
Dividends from taxable net investment income	(0.08)	(0.25)	(0.36)	(0.44)	(0.39)	(0.27)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(0.01)

Total dividends and distributions	(0.08)	(0.25)	(0.36)	(0.44)	(0.39)	(0.28)

Net asset value, end of period	$ 11.77	$ 11.64	$ 11.45	$ 12.23	$ 12.30	$ 12.38

Total return(a)	1.77%	3.88%	(3.52	)%*	3.09%	2.54%	0.05%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$26,298	$25,193	$16,176	$14,772	$18,923	$24,096
Average net assets (000 omitted)	$25,456	$24,703	$14,051	$15,989	$20,279	$31,428
Ratio to average net assets of:
Expenses	1.67	%**	1.70%	1.66%	1.69%	1.74	%(b)	1.72%
Net investment income	0.82	%**	2.04%	2.89%	3.49%	2.93	%(b)	1.90%
Portfolio turnover rate	62%	176%	116%	127%	157%	220%

See Footnote summary on page 43.

42	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Financial Highlights

*	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the Portfolio’s performance for the year ended September 30, 2008 by 0.05%.

**	Annualized

†	Based on average shares outstanding.

(a)	Total investment return is calculated assuming an initial investment made at net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(b)	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	43

Financial Highlights

BOARD OF DIRECTORS

Thomas B. Stiles, II(1) (2), Chairman

Marilyn G. Fedak, President

Irwin Engelman(1)(3)

Bart Friedman(1)(3)

William Kristol(1)(3)

Donald K. Peterson(1)

Rosalie J. Wolf(1)(3)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Emilie D. Wrapp, Secretary

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Distributor†

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent†

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Ave. New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

(1)	Member of the Audit Committee and the Independent Directors Committee.

(2)	Member of the Fair Value Pricing Committee.

(3)	Member of the Nominating, Governance and Compensation Committee.

†	For the AllianceBernstein Short Duration Portfolio, Classes A, B and C shares only.

44	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Board of Directors

BOARD’S CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENTS

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

Short Duration New York Municipal Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

The Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuance of the Investment Management Agreement between the Sanford C. Bernstein Fund (the “Fund”), on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, U.S. Government Short Duration, Short Duration Plus and Intermediate Duration Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) and AllianceBernstein L.P. (the “Adviser”) (the “Investment Management Agreement”) at a meeting held on October 22, 2009.

The process relating to the annual review of the Investment Management Agreement between the Fund and the Adviser commenced following receipt by the Adviser of a letter dated August 24, 2009, from counsel to the Independent Directors. The letter contained a preliminary list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, received and evaluated extensive materials relating to the renewal of the Investment Management Agreement from the Adviser during September and October 2009. In addition, the Independent Directors received materials prepared by the Senior Officer, as described below. On September 24, 2009, the Directors held an in-person meeting to discuss their review of the Investment Management Agreement and the materials they had been provided. The Directors discussed the proposed continuance of the Investment Management Agreement in multiple private sessions with counsel and the Fund’s Senior Officer. The Directors also requested and received additional information from the Adviser regarding investment performance, including more detail as to the factors related to the under-performance of certain Portfolios and the steps being taken by the Adviser to improve performance. On

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	45

Board’s Consideration of Investment Management Arrangements

October 21 and October 22, 2009, the Board of Directors held in-person meetings to continue their review of the Investment Management Agreement, including the additional information on performance that had been provided by the Adviser. At the October 22, 2009 meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term on its current terms.

In approving the continuation of the Investment Management Agreement, the Board of Directors considered all information it deemed reasonably necessary to evaluate the terms of the Agreement and considered whether continuance of the Investment Management Agreement would be in the best interests of each respective Portfolio.

The Board of Directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fees in the Investment Management Agreement, wherein the Senior Officer concluded that the contractual fees contained in the Adviser’s proposal were reasonable with respect to all Portfolios and within the range of what would have been negotiated at arms-length in light of the surrounding circumstances.

The matters discussed below were considered separately by the Independent Directors in executive sessions, during which experienced counsel that is independent of the Adviser provided guidance to the Independent Directors. No single factor was considered in isolation or to be determinative to the decision of the Board to approve the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Portfolio to approve the continuation of the Investment Management Agreement including the fees to be charged for services thereunder.

Fees and Expenses

The Board of Directors, including the Independent Directors, compared the fees and expense ratios of each Portfolio as proposed by the Adviser (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data. Where applicable, the Board considered similarities and differences between each Portfolio and the other funds in its respective peer group, including the relationship of fees to the size of fund assets. The Senior Officer also performed analyses of the advisory fees based upon hypothetical fee structures and asset levels, and compared such analyses to the Portfolios’ peer groups.

46	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Board’s Consideration of Investment Management Arrangements

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser.

On the basis of its review and consideration of the proposed fees as described above, the Board concluded that the current fees were reasonable.

Nature, Extent and Quality of Services

The Board of Directors, including the Independent Directors, considered their knowledge of the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Fund. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its administrative and other services provided to the Fund and the background and experience of the Adviser’s senior management. The Board also reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio. The Board considered the allocation of responsibilities as well as the factors which impacted the making and implementing of investment decisions for the Portfolios. The Board then reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Fund and noted that such staff was sufficient to ensure a high level of quality service to the Fund. The Board also considered how the organizational capabilities and financial condition of the Adviser, affected the nature and quality of its services and in particular, the impact, if any, recent market declines may have had on the Adviser’s available resources to provide services to the Fund.

In considering the nature and quality of the services provided by the Adviser, the Board of Directors, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index (the Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios). The Board was provided with performance data versus each Portfolio’s peer group, both before and after fees for the l-year, 3-year, 5-year and 10-year periods, as applicable, ended June 30, 2009 (“relevant periods”) and versus each Portfolio’s benchmark index, after fees, for the year to date, l-year, 3-years, 5-years, 10-years and since inception periods, as applicable, ended June 30, 2009. Both the funds included in each Portfolio’s peer group and the comparative performance data were

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	47

Board’s Consideration of Investment Management Arrangements

provided to the Directors by Lipper. The Directors also receive detailed comparative performance information for the Fund’s Portfolios at each regular Board meeting during the year.

At the request of the Directors, the Adviser also provided supplemental performance data regarding investment performance, which included more detailed explanations of the factors leading to the under-performance of certain Portfolios, the Adviser’s investment approach and the steps being taken by the Adviser to improve performance. Upon review of the supplemental material and a discussion of performance and the steps being taken to improve it, the Independent Directors noted that they were satisfied that their questions had been adequately addressed and that it would be appropriate to continue the applicable plans and agreements although they would continue to monitor closely the performance of the Portfolios.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Fund.

Profitability

The Board of Directors, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the Fund. The materials provided to the Independent Directors included a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2007 and 2008 which had been reviewed by an independent consultant retained by the Senior Officer. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Fund and that they had focused on profitability before taxes and distribution expenses. The Directors also received a presentation from the independent consultant who reviewed the Adviser’s methods of calculating profitability. The Directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. They further noted that the Adviser’s profitability in 2008 was lower than in previous years in large part due to significantly lower assets under management and correspondingly lower advisory fees.

After reviewing all relevant factors, the Board of Directors, including the Independent Directors, concluded that the level of the Adviser’s profits in respect of its management of the Fund was reasonable.

48	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Board’s Consideration of Investment Management Arrangements

Economies of Scale

The Board of Directors, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Directors noted that they had previously considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry.

The Board concluded that the benefits of any economies of scale were appropriately being shared with Fund investors by way of, among other things, each Portfolio’s breakpoint arrangements as currently in effect as described below but also noted that recent declines in asset levels may have resulted in reductions of economies of scale.

Fall-Out Benefits and Other Revenue

The Board of Directors, including the Independent Directors, also took into account not only the advisory fees payable by the Portfolios, but also so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, transfer agency fees paid by the retail share classes of certain Portfolios to a wholly owned subsidiary of the Adviser and brokerage commissions paid by certain Portfolios to brokers affiliated with the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the continuation of the Investment Management Agreement, without change to the Portfolios’ fee schedules (set forth below), for an additional annual term:

Advisory Fee Schedule
Short Duration California Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Diversified Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	49

Board’s Consideration of Investment Management Arrangements

Advisory Fee Schedule
Short Duration New York Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

U.S. Government Short Duration Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Plus Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

New York Municipal Portfolio	0.50% of the first $1 billion;
0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion;
0.40% in excess of $3 billion up to, but not exceeding $5 billion;
0.35% of assets in excess of $5 billion

California Municipal Portfolio	0.50% of the first $1 billion;
0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion;
0.40% in excess of $3 billion up to, but not exceeding $5 billion;
0.35% of assets in excess of $5 billion

Diversified Municipal Portfolio	0.50% of the first $1 billion;
0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion;
0.40% in excess of $3 billion up to, but not exceeding $5 billion;
0.35% of assets in excess of $5 billion

Intermediate Duration Portfolio	0.50% of the first $1 billion;
0.45% in excess of $1 billion up to, but not exceeding $3 billion;
0.40% in excess of $3 billion up to, but not exceeding $5 billion;
0.35% in excess of $5 billion up to, but not exceeding $7 billion;
0.30% of assets in excess of $7 billion

Tax-Managed International Portfolio	0.925% of the first $1 billion;
0.85% in excess of $1 billion up to, but not exceeding $4 billion;
0.80% in excess of $4 billion up to, but not exceeding $6 billion;
0.75% in excess of $6 billion up to, but not exceeding $8 billion;
0.65% in excess of $8 billion up to, but not exceeding $10 billion;
0.60% of assets in excess of $10 billion

50	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Board’s Consideration of Investment Management Arrangements

Advisory Fee Schedule
International Portfolio	0.925% of the first $1 billion;
0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion;
0.80% in excess of $4 billion up to, but not exceeding $6 billion;
0.75% of assets in excess of $6 billion up to, but not exceeding $8 billion;
0.65% of assets in excess of $8 billion

Emerging Markets Portfolio	1.175% of the first $1 billion;
1.05% in excess of $1 billion up to, but not exceeding $2 billion;
1.00% in excess of $2 billion up to, but not exceeding $3 billion;
0.90% in excess of $3 billion up to, but not exceeding $6 billion;
0.85% of assets in excess of $6 billion

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	51

Board’s Consideration of Investment Management Arrangements

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

The evaluation of the investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;
3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

1	It should be noted that the Senior Officer’s evaluation was completed on October 8, 2009.

2	Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Private Client Class shares of the Portfolios unless otherwise indicated.

52	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement:

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[3]
Tax-Managed International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	Next $2 billion	0.650%
	On the balance	0.600%

International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	On the balance	0.650%

Emerging Markets Portfolio	First $1 billion	1.175%
	Next $1 billion	1.050%
	Next $1 billion	1.000%
	Next $3 billion	0.900%
	On the balance	0.850%

U.S. Government Short Duration Portfolio	First $750 million	0.450%
Short Duration Plus Portfolio	On the balance	0.400%
Short Duration California Municipal Portfolio
Short Duration Diversified Municipal Portfolio
Short Duration New York Municipal Portfolio

Intermediate Duration Portfolio	First $1 billion	0.500%
	Next $2 billion	0.450%
	Next $2 billion	0.400%
	Next $2 billion	0.350%
	On the balance	0.300%

California Municipal Portfolio	First $1 billion	0.500%
Diversified Municipal Portfolio	Next $2 billion	0.450%
New York Municipal Portfolio	Next $2 billion	0.400%
	On the balance	0.350%

3	The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown. U.S. Government Short Duration Portfolio, Short Duration Plus, Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio and Short Duration New York Municipal Portfolio have not reached the first breakpoint of their investment advisory fee schedules.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	53

The Portfolios’ net assets on September 30, 2009 and 2008 are set forth below:

Portfolio	09/30/09 Net Assets ($MM)	09/30/08 Net Assets ($MM)
Tax-Managed International Portfolio	$5,293.7	$6,043.5
International Portfolio	$2,397.3	$2,841.3
Emerging Markets Portfolio	$1,948.5	$1,953.6
U.S. Government Short Duration Portfolio	$172.8	$115.4
Short Duration Plus Portfolio	$511.5	$425.9
Intermediate Duration Portfolio	$5,005.5	$4,892.8
Short Duration California Municipal Portfolio	$109.1	$141.4
Short Duration Diversified Municipal Portfolio	$433.3	$330.8
Short Duration New York Municipal Portfolio	$235.4	$162.5
California Municipal Portfolio	$1,216.8	$1,419.2
Diversified Municipal Portfolio	$5,098.2	$5,163.4
New York Municipal Portfolio	$1,794.8	$1,889.2

There have been various amendments to the investment advisory fee schedules of the Portfolios since October 2004 as a result of the Board of Directors’ negotiations with the Adviser. Set forth in the table below is the impact in basis points of the advisory fee changes made since October 2004 for each Portfolio. It should be noted that the estimated fees are based on September 30, 2009 net assets:

Effective Advisory Fees October 2004 vs. September 30, 2009

Portfolio	As of October 2004	As of September 2009	Difference
Tax-Managed International Portfolio[4]	0.913%	0.852%	0.061%
International Portfolio[5]	0.942%	0.881%	0.061%
Emerging Markets Portfolio	1.189%	1.114%	0.075%
U.S. Government Short Duration Portfolio	0.500%	0.450%	0.050%
Short Duration Plus Portfolio	0.500%	0.450%	0.050%
Intermediate Duration Portfolio[6]	0.460%	0.440%	0.020%
Short Duration California Municipal Portfolio	0.500%	0.450%	0.050%
Short Duration Diversified Municipal Portfolio	0.500%	0.450%	0.050%
Short Duration New York Municipal Portfolio	0.500%	0.450%	0.050%
California Municipal Portfolio	0.491%	0.491%	0.000%
Diversified Municipal Portfolio[7]	0.460%	0.439%	0.021%
New York Municipal Portfolio	0.478%	0.478%	0.000%

4	Since September 30, 2008 Tax-Managed International Portfolio lost breakpoint at $6 billion level.

5	Since September 30, 2008 Emerging Markets Portfolio lost breakpoint at $2 billion.

6	Since September 30, 2008 Intermediate Duration Portfolio lost breakpoint at $5 billion level.

7	Since September 30, 2008 Diversified Municipal Portfolio lost breakpoint at $5 billion level.

54	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Set forth below are the Portfolios’ total expense ratios for the most recent semi-annual period ended March 31, 2009. It should be noted that the annual and semi-annual total expense ratios set forth below are an average of the Portfolios’ daily total expense ratios:

Portfolio	Total Expense Ratio 10/1/08-3/31/09[8]
Tax-Managed International Portfolio	Private Client Class A Class B Class C	1.20 1.56 2.31 2.27	% % % %

International Portfolio	Private Client Class A Class B Class C	1.24 1.60 2.38 2.32	% % % %

Emerging Markets Portfolio	Private Client	1.68%

U.S. Government Short Duration Portfolio	Private Client	0.66%

Short Duration Plus Portfolio	Private Client Class A Class B Class C	0.64 0.98 1.71 1.69	% % % %

Intermediate Duration Portfolio	Private Client	0.58%

Short Duration California Municipal Portfolio	Private Client	0.67%

Short Duration Diversified Municipal Portfolio	Private Client	0.62%

Short Duration New York Municipal Portfolio	Private Client	0.65%

California Municipal Portfolio	Private Client Class A Class B Class C	0.62 0.90 1.62 1.61	% % % %

Diversified Municipal Portfolio	Private Client Class A Class B Class C	0.57 0.85 1.58 1.56	% % % %

New York Municipal Portfolio	Private Client Class A Class B Class C	0.61 0.89 1.61 1.60	% % % %

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized

8	Annualized.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	55

institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption, and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and the legal and reputation risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Portfolios.9 In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedule been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2009 net assets.

9	The adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiable vary based upon each client relationship.

56	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio	Net Assets 09/30/09 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	$5,293.7	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum Account Size: $50m	0.405%	0.852%

International Portfolio	$2,397.3	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum Account size: $50m	0.412%	0.881%

Emerging Markets Portfolio	$1,948.5	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum Account Size: $50m	0.805%	1.114%

U.S. Government Short Duration Portfolio[10]	$172.8	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum Account Size: $25m	0.191%	0.450%

Short Duration Plus Portfolio	$511.5	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum Account Size: $25m	0.150%	0.450%

Intermediate Duration Portfolio	$5,005.5	U.S. Strategic Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum Account Size: $25m	0.202%	0.440%

10	The Portfolio’s duration target of 1 to 3 years is similar to that of AllianceBernstein Institutional Low Duration, which targets a duration within 20% of the Merrill Lynch 1-3 Year Treasury Index. However, unlike AllianceBernstein Institutional Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio to invest primarily in U.S. Government and agency securities.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	57

Portfolio	Net Assets 09/30/09 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Short Duration California Municipal Portfolio	$109.1	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum Account Size: $5m	0.214%	0.450%

Short Duration Diversified Municipal Portfolio	$433.3	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum Account Size: $5m	0.156%	0.450%

Short Duration New York Municipal Portfolio	$235.4	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum Account Size: $5m	0.180%	0.450%

California Municipal Portfolio	$1,216.8	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum Account Size: $3m	0.195%	0.491%

Diversified Municipal Portfolio	$5,098.2	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum Account Size: $3m	0.189%	0.438%

New York Municipal Portfolio	$1,794.8	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum Account Size: $3m	0.193%	0.478%

58	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

With respect to Tax-Managed International Portfolio and International Portfolio, the Senior Officer compared the difference between the advisory fee charged to the Portfolios and the fee charged to the corresponding institutional accounts (herein referred to as the “spread”) and the spreads of the Portfolios’ group of Lipper peers.11 The result of that comparison was discussed with the Board of Directors.

The Adviser also manages the AllianceBernstein Mutual Funds (“ABMF”), which are investment companies. The advisory schedule of these funds, implemented in January 2004, as a result of the AoD between the NYAG and the Adviser, contemplates eight categories with almost all of the AllianceBernstein Mutual Funds in each category having the same fee schedule. In addition to the fee schedules of certain of those categories applicable to the Portfolios, set forth below are what would have been the effective advisory fees of the Portfolios had the AMBF fee schedules been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2009 net assets.

Portfolio	ABMF Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.694%	0.852%

International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.754%	0.881%

Emerging Markets Portfolio	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	1.114%

U.S. Government Short Duration Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Intermediate Duration Portfolio[12]	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.475%	0.440%

Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

11	Group peers selected by Lipper from the 2009 Lipper 15(c) Report. See pages xx-xx for additional information regarding Lipper.

12	The Adviser also manages Sanford C. Bernstein Fund II – Intermediate Duration Institutional Portfolio (“SCB II”), an open-end mutual fund that has a somewhat similar investment style as the Portfolio. SCB II is charged by the Adviser an advisory fee rate of 0.50% on the first $1 billion and 0.45% thereafter and has an expense cap of 0.45%.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	59

Portfolio	ABMF Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.491%

Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.424%	0.438%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.478%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg fund that has a somewhat similar investment style as the Emerging Markets Portfolio:

Portfolio	Luxembourg Fund	Luxembourg Fee[13]
Emerging Markets Portfolio	Emerging Markets Value Class A Class I (Institutional)	1.70% 0.90%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a similar investment style as Emerging Markets Portfolio are set forth below:

Portfolio	ITM Mutual Fund	ITM Fee
Emerging Markets Portfolio	AllianceBernstein Emerging Markets Growth Stock Fund F / FB14	0.800%

	AllianceBernstein Emerging Markets Growth Equity Fund[14]	0.800%

13	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

14	The ITM fund is privately placed or institutional.

60	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio	ITM Mutual Fund	ITM Fee
	AllianceBernstein Emerging Markets Growth Equity Fund F14	0.800%

	AllianceBernstein Emerging Markets Growth Stock Fund A / B14	0.900%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a similar investment style as certain of the Portfolios. Also shown are the Portfolio’ advisory fees, the advisory fee schedules of the sub-advised funds and the effective advisory fees of the sub-advisory relationships based on the Portfolios’ September 30, 2009 net assets:15

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee[16]	Portfolio Adv. Fee
International Portfolio	Client #1	AB Sub-advised Fee Schedule 0.65% on first $75 million 0.50% on next $25 million 0.40% on next $200 million 0.35% on next $450 million 0.30% thereafter	0.331%	0.881%

Client #1 Adviser Fee Schedule

  Advisory Fee

    0.90% on first $250 million

    0.875% on next $250     million

    0.85% on next $250 million

    0.825% on next $250     million

    0.80% on next $1 billion

    0.775% thereafter

*Plus Performance Fee

[Lipper International Funds Index]

of +/- 0.12%

			0.822%[17]

15	In all cases the sub-adviser, AllianceBernstein, is paid by the sub-advised funds’ advisers.

16	The effective fee of each sub-advised fund’s adviser does not include the administrative fee charged to the fund.

17	The effective fee does not include a performance fee.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	61

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee[16]	Portfolio Adv. Fee
International Portfolio (cont.)		Administrative Fee Between 0.08% and 0.05% depending on the fund’s asset size. Fee in 2008 was 0.07%.
	Client #2	AB Sub-advised Fee Schedule 0.60% on first $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter *Aggregated with other special equity portfolios	0.544%	0.881%

		Client #2 Adviser Fee Schedule Advisory Fee 0.85% on first $750 million 0.80% on next $1 billion 0.775% on next $3 billion 0.75% on next $5 billion 0.725% thereafter	0.809%

		Administrative Fee $35,000 plus Complex Fee of 0.15% on first $15 billion 0.125% on next $15 billion 0.10% on the balance

	Client #3	AB Sub-advised Fee Schedule 0.50% on first $100 million 0.46% on next $300 million 0.41% thereafter * Both Client #3 and Client #4 assets aggregated	0.420%	0.881%

		Client #3 Adviser Fee Schedule Advisory Fee 0.90% of average daily net assets Administrative Fee Actual Fee in 2008 0.30% for Class A shares	0.900%

62	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee[16]		Portfolio Adv. Fee
International Portfolio (cont.)	Client #4	AB Sub-advised Fee Schedule 0.50% on first $100 million 0.46% on next $300 million 0.41% thereafter *Both Client #3 and Client #4 assets aggregated	0.420%		0.881%

		Client #4 Adviser Fee Schedule Advisory Fee 1.00% of average daily net assets Administrative Fee Actual Fee in 2008 0.2443% for Class A shares	1.000%

	Client #5	AB Sub-advised Fee Schedule 0.72% on first $25 million 0.54% on next $25 million 0.45% on next $50 million 0.36% thereafter	0.375%		0.881%

		Client #5 Fee Schedule Advisory Fee 0.85% of average daily net assets Administrative Fee Complex Fee 0.26% on first $1 billion 0.19% on next $2 billion 0.15% on next $1 billion 0.08% on next $1 billion 0.05% on next $5 billion 0.03% on next $2 billion 0.02% thereafter	0.850%

	Client #6	AB Sub-advised Fee Schedule Base fee 0.22% on first $1 billion 0.18% on next $1.5 billion 0.16% thereafter *Plus performance fee (v. ACWI ex US)	0.197%	[17]	0.881%

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	63

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee[16]	Portfolio Adv. Fee
International Portfolio (cont.)		Client #6 Adviser Fee Schedule Advisory Fee Fee Schedule not available but actual advisory fee rate in 2008 was 0.42%. Administrative Fee Fee Schedule not available but actual advisory fee rate in 2008 was 0.01%.	0.420%

	Client #7	AB Sub-advised Fee Schedule 0.30% of average daily net assets	0.300%	0.881%

		Client #7 Adviser Fee Schedule Advisory Fee 0.505% of average daily net assets Administrative Fee 0.45% of average daily net assets	0.505%

	Client #8	AB Sub-advised Fee Schedule 0.60% on first $50 million 0.40% on next $50 million 0.30% on next $300 million 0.25% thereafter	0.267%	0.881%

		Client #8 Adviser Fee Schedule Advisory Fee 0.70% of average daily net assets Administrative Fee 0.05% of average daily net assets	0.700%

	Client #9	AB Sub-advised Fee Schedule 0.45% on first $200 million 0.36% on next $300 million 0.32% thereafter	0.336%	0.881%

64	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee[16]	Portfolio Adv. Fee
International Portfolio (cont.)		Client #9 Adviser Fee Schedule Advisory Fee 0.88% on first $200 million 0.81% on next $300 million 0.77% thereafter Administrative Fee 0.02% of average daily net assets	0.784%

Emerging Markets Portfolio	Client #10	AB Sub-advised Fee Schedule 1.00% on first $25 million 0.90% on next $25 million 0.75% thereafter * for accounts less than $65MM, 0.900%	0.774%	1.114%

		Client #10 Adviser Fee Schedule Advisory Fee 0.94% of average daily net assets Administrative Fee Between 0.004% and 0.02% of average daily net assets.	0.940%

	Client #11	AB Sub-advised Fee Schedule 0.75% on first $50 million 0.55% on next $50 million 0.50% on next $300 million 0.45% thereafter	0.468%	1.114%

		Client #11 Adviser Fee Schedule Advisory Fee 1.15% of average daily net assets Administrative Fee 0.05% of average daily net assets	1.150%

	Client #12	AB Sub-advised Fee Schedule 0.425% of average daily net assets	0.425%	1.114%

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	65

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee[16]	Portfolio Adv. Fee
Emerging Markets Portfolio (cont.)		Client #12 Adviser Fee Schedule Advisory Fee 1.05% of average daily net assets Administrative Fee 0.65% of average daily net assets	1.050%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations. While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolios and sub-advisory relationships. There could also be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than it would be willing to manage investment company assets.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included each Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)18 at the approximate current asset level of the subject Portfolio.19

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment

18	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

19	The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

66	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EGs of certain Portfolios had an insufficient number of comparable peers, in the view of the Senior Officer and the Adviser. Consequently, at the request of the Senior Officer and the Adviser, Lipper expanded the Portfolios’ EGs to include peers with a different load type,320 and for certain Portfolios, a similar but not the same Lipper investment classification/objective. However, because Lipper had expanded the Portfolios’ EGs, under Lipper’s standard guidelines, the Portfolios’ Lipper Expense Universes (“EU”)21 were also expanded to include the universes of peers that had a similar but not the same Lipper investment objective/classification and load type.

Portfolio	Contractual Management Fee (%)	Lipper Exp. Group Median (%)	EG Rank
Tax-Managed International Portfolio[22]	0.861	0.780	13/17
International Portfolio[22]	0.887	0.812	12/18
Emerging Markets Portfolio	1.126	1.200	6/15
U.S. Government Short Duration Portfolio	0.450	0.480	5/18
Short Duration Plus Portfolio	0.450	0.455	8/18
Intermediate Duration Portfolio	0.444	0.448	9/18
Short Duration California Municipal Portfolio[22]	0.450	0.490	4/10
Short Duration Diversified Municipal Portfolio	0.450	0.478	6/17
Short Duration New York Municipal Portfolio[22]	0.450	0.464	4/10
California Municipal Portfolio Error! Bookmark not defined.22,[23]	0.493	0.563	6/18
Diversified Municipal Portfolio[22]	0.435	0.442	8/12
New York Municipal Portfolio[22,23]	0.479	0.554	6/18

20	The EGs and EUs for all Portfolios were expanded to include peers of the following load type: institutional load, front-end load and no-load. It should be noted that the expansion of the Portfolios’ EUs was not requested by the Adviser or the Senior Officer. They requested that only the EGs be expanded.

21	Lipper describes an EU as a broader group consisting of all funds in the same investment classification/objective with a similar load type as the subject Portfolio. A “normal” EU will include funds that have the same investment objective/classification as the subject fund. Except for asset size comparability, Lipper uses the same criteria for selecting EG peers when selecting EU peers. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

22	The Portfolio’s EG was expanded with respect to investment classification/objective by Lipper at the request of the Senior Officer and the Adviser.

23	Note that one of the Portfolio’s peers is excluded in the contractual management fee rankings because Lipper is unable to calculate the peer’s contractual management fee due to the peer’s gross income component.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	67

Set forth below is a comparison of the Portfolios’ total expense ratios and the medians of their EGs and EUs. The Portfolios’ rankings are also shown.

Portfolio	Expense Ratio (%)[24]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Tax-Managed International Portfolio[25]	1.122	1.122	9/17	1.258	110/333
International Portfolio[25]	1.183	1.173	11/18	1.258	134/333
Emerging Markets Portfolio	1.512	1.612	5/15	1.581	72/165
U.S. Government Short Duration Portfolio	0.731	0.743	8/18	0.734	28/56
Short Duration Plus Portfolio	0.646	0.687	5/18	0.694	44/112
Intermediate Duration Portfolio	0.567	0.751	2/18	0.742	82/289
Short Duration California Municipal Portfolio[25]	0.694	0.735	4/10	0.744	6/16
Short Duration Diversified Municipal Portfolio	0.636	0.616	10/17	0.598	22/35
Short Duration New York Municipal Portfolio[25]	0.668	0.735	4/10	0.744	5/16
California Municipal Portfolio[25]	0.617	0.750	5/19	0.700	38/111
Diversified Municipal Portfolio[25]	0.567	0.591	6/12	0.679	32/104
New York Municipal Portfolio[25]	0.607	0.733	5/19	0.700	34/111

Based on this analysis, except for Tax-Managed International Portfolio and International Portfolio, the Portfolios have a lower contractual management fee than each of their respective EG medians. Except for International Portfolio and Short Duration Diversified Portfolio, which have a higher total expense ratio compared to each of their respective EG median, and Tax-Managed International Portfolio, which has a total expense ratio equal to its EG median, the Portfolios have a lower total expense ratio compared to each of their respective EG medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice

24	The total expense ratio information is for the Private Client Class shares as of September 30, 2008.

25	The Portfolio’s EU was expanded with respect to investment classification/objective by Lipper under standard Lipper guidelines.

68	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s finance areas provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. With the exception of Short Duration California Municipal, the Adviser’s profitability, excluding administrating and servicing fees (A&S), decreased for the Portfolios during calendar year 2008, relative to 2007.

The Adviser provides the Portfolios with shareholder servicing services. For these services, the Adviser charges each Fixed-Income Portfolio26 an annual fee of 0.10% of each such Portfolio’s average daily assets and each Equity Portfolio27 an annual fee of 0.25% of each such Portfolio’s average daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement in the Portfolios’ most recently completed fiscal year:28

Portfolio	Shareholder Serving Agreement Fee
Tax-Managed International Portfolio	$20,833,302
International Portfolio	$9,571,214
Emerging Markets Portfolio	$7,193,834
U.S. Government Short Duration Portfolio	$94,678
Short Duration Plus Portfolio	$342,890
Intermediate Duration Portfolio	$5,220,966
Short Duration California Municipal Portfolio	$106,703
Short Duration Diversified Municipal Portfolio	$277,346
Short Duration New York Municipal Portfolio	$132,487
California Municipal Portfolio	$1,414,368
Diversified Municipal Portfolio	$5,052,989
New York Municipal Portfolio	$1,828,068

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the

26	The Fixed-Income Portfolios include U.S. Government Short Duration Portfolio, Short Duration Plus Portfolio, Intermediate Duration Portfolio, Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio, Short Duration New York Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio.

27	The Equity Portfolios include Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio.

28	Pertains to the fiscal year ended September 30, 2008. At the time the evaluation was completed, information for the Fund’s fiscal year ending September 30, 2009 was unavailable.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	69

Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and commissions for providing brokerage services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

Certain of the Portfolios have retail class shares. Except for Short Duration Plus Portfolio, the retail classes make up a relatively small percentage of each of those Portfolios’ total net assets:

	Retail Classes Net Assets 09/30/09 ($MM)
Portfolio	Class A	Class B	Class C	Total Retail	Retail Classes Net Assets as % of Total Net Assets
Tax-Managed International Portfolio	$3.9	$0.4	$1.7	$5.3	0.11%
International Portfolio	$20.1	$2.0	$10.5	$32.6	1.36%
Short Duration Plus Portfolio	$53.3	$9.3	$25.2	$87.8	17.17%
California Municipal Portfolio	$41.0	$1.9	$18.7	$61.7	5.07%
Diversified Municipal Portfolio	$113.5	$3.7	$46.0	$163.3	3.20%
New York Municipal Portfolio	$66.9	$3.9	$30.9	$101.7	5.67%

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2008, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds (which includes the retail classes of the Portfolios) or approximately $19 million for distribution services and educational support (revenue sharing payments).

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the Portfolios’ most recently completed fiscal year:28

Portfolio	Amount Received
Tax-Managed International Portfolio	$725
International Portfolio	$3,353
Short Duration Plus Portfolio	$1,116
California Municipal Portfolio	$1,625
Diversified Municipal Portfolio	$2,370
New York Municipal Portfolio	$4,918

70	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the Portfolios’ most recently completed fiscal year:28

Portfolio	12b-1 Fee Received	CDSC Received
Tax-Managed International Portfolio	$66,685	$752
International Portfolio	$429,807	$19,882
Short Duration Plus Portfolio	$344,414	$16,656
California Municipal Portfolio	$337,801	$2,376
Diversified Municipal Portfolio	$629,874	$8,206
New York Municipal Portfolio	$439,360	$4,270

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent of the retail classes of the Portfolios, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability increased in 2008 in comparison to 2007. During the Portfolios’ most recently completed fiscal year, ABIS received the following net fees from the retail classes of the Portfolios:29

Portfolio	ABIS Fee	Expense Offset
Tax-Managed International Portfolio[30]	$11,527	$343
International Portfolio	$43,159	$2,823
Short Duration Plus Portfolio	$29,907	$1,745
California Municipal Portfolio	$18,000	$513
Diversified Municipal Portfolio	$22,206	$1,183
New York Municipal Portfolio	$18,000	$908

Certain of the Portfolios effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolios’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with these Portfolios is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolios. These credits and charges are not being passed onto to any SCB client.

29	The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account.

30	With respect to Tax-Managed International Portfolio, ABIS voluntarily agreed to waive a portion of its fees in the amount of $6,473.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	71

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,31 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli32 study on advisory fees and various fund characteristics. The preliminary results of the updated study, based on more recent data and using Lipper classifications, were found to be consistent with the results of the original study. The independent consultant observed patterns of lower advisory fees for funds with higher levels of assets and funds from larger family sizes compared to funds with smaller asset levels and funds from smaller family sizes, which according to the independent consultant is indicative of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds reached higher levels of assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $482 billion as of August 31, 2009, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Lipper in the table below shows the 1, 3, 5, and 10 year gross performance returns of the Portfolios33 relative to the medians of the Portfolios’ Lipper Performance Groups (“PG”) and Lipper Performance

31	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

32	The Deli study was originally published in 2002 based on 1997 data.

33	The gross performance returns are for the Private Client class shares of the Portfolios and were provided by Lipper.

72	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Universes (“PU”) 34 for the periods ended June 30, 2009.35 Also shown are the gross performance rankings of the Portfolios.

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Tax-Managed International Portfolio
1 year	-40.11	-35.42	-30.83	8/9	229/234
3 year	-12.69	-8.98	-6.71	8/9	198/200
5 year	-0.52	2.30	3.08	8/9	170/173
10 year	2.23	2.23	2.13	5/9	45/100

International Portfolio
1 year	-40.14	-35.42	-30.83	8/9	230/234
3 year	-12.38	-8.98	-6.71	8/9	195/200
5 year	-0.24	2.15	3.08	7/8	167/173
10 year	2.47	2.57	2.13	5/8	41/100

Emerging Markets Portfolio
1 year	-32.44	-31.21	-29.33	10/15	144/225
3 year	0.76	1.81	2.71	10/15	108/159
5 year	15.63	14.58	14.67	5/14	36/127
10 year	12.34	10.64	10.60	3/13	22/76

U.S. Government Short Duration Portfolio
1 year	4.12	5.59	5.06	15/18	49/66
3 year	5.14	5.80	5.78	16/18	44/60
5 year	4.04	4.58	4.46	17/18	45/58
10 year	4.74	4.95	4.93	11/13	31/43

Short Duration Plus Portfolio
1 year	1.68	2.99	1.85	13/18	98/183
3 year	2.69	4.48	3.60	14/17	91/158
5 year	2.63	3.75	3.47	15/17	82/130
10 year	4.08	4.59	4.65	11/12	58/72

Intermediate Duration Portfolio
1 year	3.48	1.32	4.26	6/18	242/413
3 year	5.12	3.58	5.55	6/18	182/332
5 year	4.51	3.57	4.71	4/15	155/278
10 year	5.39	5.39	5.95	6/11	128/159

Short Duration California Municipal Portfolio
1 year	3.99	4.13	4.06	5/7	8/14
3 year	4.19	4.19	4.41	4/7	6/9
5 year	3.37	3.85	3.85	5/5	7/7
10 year	3.56	4.32	4.34	3/3	5/5

34	The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/ EU.

35	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	73

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Short Duration Diversified Municipal Portfolio
1 year	3.88	4.55	4.08	11/17	28/46
3 year	4.15	4.40	4.16	11/17	21/40
5 year	3.45	3.51	3.42	9/15	18/38
10 year	3.75	3.78	3.97	6/10	12/18

Short Duration New York Municipal Portfolio
1 year	3.94	5.02	5.02	4/4	7/8
3 year	4.17	4.60	4.60	3/3	6/7
5 year	3.47	3.69	3.69	3/3	7/7
10 year	3.65	4.25	4.25	3/3	7/7

California Municipal Portfolio
1 year	3.43	3.10	2.98	3/6	11/26
3 year	4.15	3.92	3.84	3/6	9/25
5 year	3.76	3.79	3.75	4/6	10/25
10 year	4.41	4.76	4.67	5/5	15/16

Diversified Municipal Portfolio
1 year	5.07	4.01	4.66	2/10	40/105
3 year	4.75	4.07	4.49	3/9	31/97
5 year	4.06	4.06	4.04	5/9	37/84
10 year	4.73	4.72	4.82	3/6	34/54

New York Municipal Portfolio
1 year	4.94	4.13	4.96	3/7	12/18
3 year	4.73	4.37	4.73	2/7	9/17
5 year	4.12	4.00	4.13	2/7	10/17
10 year	4.73	4.83	5.01	3/4	10/12

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolios (in bold)36 versus their benchmarks.37

	Periods Ending June 30, 2009 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Tax-Managed International Portfolio	-40.78	-13.67	-1.66	1.02	5.53
MSCI EAFE Index	-31.35	-7.98	2.31	1.18	5.14
Inception Date: June 22,1992

International Portfolio	-40.86	-13.41	-1.43	1.23	1.32
MSCI EAFE Index	-31.35	-7.98	2.31	1.18	1.01
Inception Date: April 30, 1999

36	The performance returns and risk measures shown in the table are for the Private Client Class shares of the Portfolios and were provided by the Adviser.
37	The Adviser provided Portfolio and benchmark performance return information for the periods through June 30, 2009.

74	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

	Periods Ending June 30, 2009 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Emerging Markets Portfolio	-33.45	-0.76	13.83	10.51	7.60
MSCI Emerging Markets Index	-28.07	2.95	14.72	8.74	6.36
Inception Date: December 15, 1995

U.S. Government Short Duration Portfolio	3.37	4.34	3.25	3.95	5.15
Merrill Lynch 1-3 Year Treasury Index	4.39	5.58	4.07	4.59	5.88
Inception Date: January 3, 1989

Short Duration Plus Portfolio	1.03	2.02	1.95	3.39	5.06
Merrill Lynch 1-3 Year Treasury Index	4.39	5.58	4.07	4.59	5.87
Inception Date: December 12, 1988

Intermediate Duration Portfolio	2.93	4.53	3.91	4.77	6.48
Barclays U.S. Aggregate Bond Index	6.05	6.43	5.01	5.98	7.31
Inception Date: January 17, 1989

Short Duration California Municipal Portfolio	3.27	3.46	2.60	2.77	3.16
Barclays 1 Year Municipal Bond Index	4.34	4.33	3.26	3.48	3.84
Inception Date: October 3, 1994

Short Duration Diversified Municipal Portfolio	3.22	3.48	2.76	3.04	3.39
Barclays 1 Year Municipal Bond Index	4.34	4.33	3.26	3.48	3.84
Inception Date: October 3, 1994

Short Duration New York Municipal Portfolio	3.32	3.49	2.77	2.91	3.23
Barclays 1 Year Municipal Bond Index	4.34	4.33	3.26	3.48	3.84
Inception Date: October 3, 1994

California Municipal Portfolio	2.80	3.51	3.11	3.74	4.79
Barclays 5 Year GO Municipal Index	7.35	5.68	4.37	4.86	5.58
Inception Date: August 6, 1990

Diversified Municipal Portfolio	4.48	4.15	3.46	4.09	5.13
Barclays 5 Year GO Municipal Index	7.35	5.68	4.37	4.86	5.74
Inception Date: January 9, 1989

New York Municipal Portfolio	4.29	4.08	3.48	4.07	5.16
Barclays 5 Year GO Municipal Index	7.35	5.68	4.37	4.86	5.74
Inception Date: January 9, 1989

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	75

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 09, 2009

76	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Conservative Wealth Strategy*

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy*

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio*

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Core Opportunities Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Municipal Bond Inflation Strategy California High Income Massachusetts Michigan Minnesota National	New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Ibero-America Fund*

Inflation Strategies

Multi-Asset Inflation Strategy

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to December 31, 2009, Conservative Wealth Strategy was named Wealth Preservation Strategy, and Tax-Managed Conservative Wealth Strategy was named Tax-Managed Wealth Preservation Strategy. U.S. Strategic Research Portfolio was incepted on December 23, 2009. Prior to January 20, 2010, The Ibero-America Fund was named The Spain Fund. Prior to March 1, 2010, Core Opportunities Fund was named the Focused Growth & Income Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	77

AllianceBernstein Family of Funds

NOTES

78	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

NOTES

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	79

NOTES

80	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

SD-0152-0310

SEMI-ANNUAL REPORT

AllianceBernstein Intermediate Municipal Portfolios

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

March 31, 2010

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

May 25, 2010

This report provides management’s discussion of fund performance for AllianceBernstein Intermediate Municipal Portfolios: California, Diversified and New York (the “Portfolios”) for the semi-annual reporting period ended March 31, 2010.

Investment Objectives and Policies

Each of the Portfolios seeks to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of the Intermediate California Portfolio, California state taxes and, in the case of the Intermediate New York Portfolio, New York state and local taxes). Under normal circumstances, each of the Portfolios will invest at least 80% of its net assets in municipal securities (and, in the case of the California and New York portfolios, municipal securities issued by the State of California or the State of New York, or their political subdivisions, or otherwise exempt from California or New York state income tax, respectively). Each of the Portfolios invests at least 80% of its total assets in municipal securities rated A or better by nationally recognized statistical rating organizations (“NRSROs”) and comparably rated municipal notes. The Intermediate California Portfolio and Intermediate New York Portfolio each may also invest up to 20% of its net assets in fixed-income securities of US issuers that are not municipal securities if, in the opinion of AllianceBernstein (the “Adviser”), these securities will enhance the after-tax return for California investors and New York investors, respectively. The Inter-

mediate Diversified Portfolio may invest up to 20% of its net assets in fixed-income securities of US issuers that are not municipal securities if, in AllianceBernstein’s opinion, these securities will enhance the after-tax return for investors. The Intermediate Diversified Portfolio will invest no more than 25% of its net assets in municipal securities of issuers located in any one state. Each Portfolio seeks to maintain an effective duration between three and one-half to seven years under normal market conditions. Within these guidelines, the Portfolios’ Municipal Bond Investment Team (the “Team”) seeks to add value through sector, security and maturity selection, emphasizing investment in bonds that are determined to be both safe and undervalued. Each Portfolio is non-diversified, meaning it can invest more of its assets in a fewer number of issuers. Each Portfolio also may invest in below-investment grade fixed-income securities; forward commitments; certain types of mortgage related securities; zero coupon municipal securities, and in variable, floating and inverse floating rate municipal securities; and derivatives, such as options, futures, forwards and swaps.

Investment Results

The tables on page 6 show performance for each Portfolio compared to its benchmark, the Barclays Capital 5-Year General Obligation Municipal Index, for the six- and 12-month periods ended March 31, 2010. Performance for the Portfolios’ respective peer groups, as represented by the Lipper California Intermediate

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	1

Municipal Debt Funds Average, the Lipper Intermediate Municipal Debt Funds Average and the Lipper New York Intermediate Debt Funds Average (collectively, the “Lipper Averages”), has also been included. Funds in the Lipper Averages have generally similar investment objectives to the Portfolios, although some may have different investment policies and sales and management fees.

For the six-month period ended March 31, 2010, the Portfolios’ Class A shares without sales charges underperformed the benchmark. The maturity structure of the Portfolios was not as concentrated around the five-year maturity range as the benchmark and this detracted from performance during the six-month period. An overweight in revenue bonds contributed to performance during the six-month period. For the 12-month period, the Class A shares of the New York and California Portfolios outperformed the benchmark, while the Class A shares of the Diversified Portfolio underperformed.

Relative to their peer groups, the results were mixed. The Portfolios strongly outperformed their Lipper Averages during the six-month period as interest rates rose in response to signs of stronger economic growth. At the same time, the Portfolios underperformed their Lipper Averages over the 12-month period when municipal interest rates fell modestly. The Portfolios all have less interest-rate sensitivity than their peers and, as a result, should continue to experience less volatility as well. The relative performance of all three Portfolios was more consistent with that of their benchmark over both time periods. With respect to the 12-month period, the California and New York Portfolios outperformed the benchmark primarily due to their overweight in revenue bonds. Security selection in both the revenue and tax supported bond sectors also contributed modestly to performance. While sector and security selection helped the performance of the Intermediate Diversified Portfolio versus its benchmark, a less concentrated maturity structure detracted from performance and accounted for the Portfolio’s modest underperformance versus its benchmark.

Market Review and Investment Strategy

One of the largest concerns on clients’ minds today is the potential for an increase in interest rates. While the US Federal Reserve may likely raise short-term interest rates later in 2010, favorable supply-and-demand factors should keep tax-exempt municipal bond prices higher and yields lower than they would otherwise be for some time. The Build America Bond Program has reduced tax-exempt bond issuance by providing a significant federal subsidy to states and municipalities that issue taxable municipal bonds. The prospect of a sharp decline in issuance for refinancing purposes should also limit tax-exempt issuance. The fall in interest rates since the middle of 2007 resulted in a lot of bond issuance to “refund” outstanding municipal bonds. In the past two years, 24% of municipal bond issuance was for

2	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

refunding purposes1, as state and local governments sought to take advantage of historically low interest rates. While supply is likely to be limited, investor demand for tax-exempt municipal bonds should remain strong due to expected increases in federal income tax rates.

As the reporting period drew to a close, the financial problems of state and local governments dominated news headlines as political leaders mustered the will to address their budget shortfalls. Fortunately, many other municipal bond issuers were well-insulated from the problems of state and local governments. Revenue bonds, such as those issued by water and sewer systems, electric utilities, airports, and critical toll roads are backed by the fees from essential systems. As a result, they continued to produce levels of revenues that not only provided for ongoing system operation and maintenance, but also for more than adequate coverage of debt service. For well over a year the Team has emphasized such bonds in the Portfolios, reducing exposure to the more volatile tax-supported sector. For this reason, the Team believes the Portfolios are well positioned to weather the difficult period ahead, and does not expect defaults or bankruptcies to have any meaningful impact.

The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. The ratings of most insurance companies have been downgraded and it is possible that an insurance company may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

[1]	Thomson Reuters. “A Decade of Municipal Bond Finance” April 30, 2010.
http://www.bondbuyer.com/marketstatistics/decade_1/ (May 4, 2010)

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns and the Portfolios’ returns shown reflect the applicable sales charges for each share class: a 3% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Prior to October 1, 2009, the maximum front-end sales charge for Class A shares of the Portfolio was 4.25%. If the Class A annualized returns for the Portfolio and Portfolio returns shown reflected the deduction of the former maximum front-end sales charge, its returns would be lower. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Barclays Capital 5-Year General Obligation Municipal Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market with maturities ranging from four to six years. For the six- and 12-month periods ended March 31, 2010, the Lipper California Intermediate Municipal Debt Funds Average consisted of 42 and 41 funds. For the six- and 12-month periods ended March 31, 2010, the Lipper Intermediate Municipal Debt Funds Average consisted of 160 and 160 funds, respectively. For the six- and 12-month periods ended March 31, 2010, the Lipper New York Intermediate Municipal Debt Funds Average consisted of 34 and 34 funds. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Price fluctuations in the Portfolios’ securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolios to decline. Municipal income securities may realize gains; therefore, shareholders will incur a tax liability from time to time. Income may be subject to the alternative minimum tax (and/or state and local taxes in the case of the Intermediate California Municipal Portfolio and Intermediate New York Municipal Portfolio). A municipal security could be downgraded or its issuer

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

could default in payment of principal or interest. If applicable, for bonds that are issued at higher interest rates, the issuer may exercise its right to recall some or all of the outstanding bonds to investors prior to their maturity. Individual state municipal portfolios are non-diversified and subject to geographic risk including greater risk of adverse economic conditions and regulatory changes based on their narrow investment objectives. The Portfolios can invest up to 20% of their assets in non-investment-rated bonds, which are subject to greater risk of loss of principal and interest, as well as the possibility of greater market risk, than higher-rated bonds. While the Portfolios invest principally in bonds and other fixed-income securities, in order to achieve their investment objectives, the Portfolios may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolios’ prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIOS VS. THEIR BENCHMARK

PERIODS ENDED MARCH 31, 2010

	Returns
	6 Months	12 Months
AllianceBernstein Intermediate California Municipal Portfolio
Class A	1.09%	5.87%

Class B*	0.73%	5.13%

Class C	0.74%	5.13%

Barclays Capital 5-Year General Obligation Municipal Index	1.12%	5.62%

Lipper California Intermediate Municipal Debt Funds Average	0.01%	7.98%

	Returns
	6 Months	12 Months
AllianceBernstein Intermediate Diversified Municipal Portfolio
Class A	0.85%	5.47%

Class B*	0.49%	4.73%

Class C	0.50%	4.74%

Barclays Capital 5-Year General Obligation Municipal Index	1.12%	5.62%

Lipper Intermediate Municipal Debt Funds Average	0.18%	8.34%

	Returns
	6 Months	12 Months
AllianceBernstein Intermediate New York Municipal Portfolio
Class A	0.44%	6.08%

Class B*	0.09%	5.34%

Class C	0.16%	5.34%

Barclays Capital 5-Year General Obligation Municipal Index	1.12%	5.62%

Lipper New York Intermediate Municipal Debt Funds Average	-0.08%	7.64%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note 2.E for more information.

See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Historical Performance

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2010
	NAV Returns	SEC Returns	SEC Yields**	Taxable Equivalent Yields***

Class A Shares			1.93%	3.31%
1 Year	5.87%	2.66%
5 Years	3.56%	2.93%
Since Inception*	3.31%	2.93%

Class B Shares			1.23%	2.11%
1 Year	5.13%	2.13%
5 Years(a)	2.84%	2.84%
Since Inception*	2.79%	2.79%

Class C Shares			1.26%	2.16%
1 Year	5.13%	4.13%
5 Years	2.84%	2.84%
Since Inception*	2.59%	2.59%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2010)
				SEC Returns
Class A Shares
1 Year				2.66%
5 Years				2.93%
Since Inception*				2.93%

Class B Shares
1 Year				2.13%
5 Years(a)				2.84%
Since Inception*				2.79%

Class C Shares
1 Year				4.13%
5 Years				2.84%
Since Inception*				2.59%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 0.89%, 1.61% and 1.60% for Class A, Class B and Class C, respectively.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	Inception Date: 2/1/02 for Class A, Class B and Class C shares.

**	SEC Yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2010.

***	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	7

Historical Performance

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2010
	NAV Returns	SEC Returns	SEC Yields**	Taxable Equivalent Yields***

Class A Shares			1.54%	2.37%
1 Year	5.47%	2.28%
5 Years	3.71%	3.09%
Since Inception*	3.54%	3.15%

Class B Shares			0.83%	1.28%
1 Year	4.73%	1.73%
5 Years(a)	2.98%	2.98%
Since Inception*	3.00%	3.00%

Class C Shares			0.87%	1.34%
1 Year	4.74%	3.74%
5 Years	2.99%	2.99%
Since Inception*	2.82%	2.82%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2010)

				SEC Returns
Class A Shares
1 Year				2.28%
5 Years				3.09%
Since Inception*				3.15%

Class B Shares
1 Year				1.73%
5 Years(a)				2.98%
Since Inception*				3.00%

Class C Shares
1 Year				3.74%
5 Years				2.99%
Since Inception*				2.82%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 0.82%, 1.56% and 1.53% for Class A, Class B and Class C, respectively.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	Inception Date: 2/1/02 for Class A, Class B and Class C shares.

**	SEC Yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2010.

***	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Historical Performance

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2010
	NAV Returns	SEC Returns	SEC Yields**	Taxable Equivalent Yields***

Class A Shares			1.48%	2.50%
1 Year	6.08%	2.87%
5 Years	3.71%	3.07%
Since Inception*	3.57%	3.18%

Class B Shares			0.77%	1.30%
1 Year	5.34%	2.34%
5 Years(a)	3.00%	3.00%
Since Inception*	3.02%	3.02%

Class C Shares			0.82%	1.39%
1 Year	5.34%	4.34%
5 Years	3.00%	3.00%
Since Inception*	2.86%	2.86%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2010)
				SEC Returns

Class A Shares
1 Year				2.87%
5 Years				3.07%
Since Inception*				3.18%

Class B Shares
1 Year				2.34%
5 Years(a)				3.00%
Since Inception*				3.02%

Class C Shares
1 Year				4.34%
5 Years				3.00%
Since Inception*				2.86%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual expense ratios as 0.87%, 1.60% and 1.57% for Class A, Class B and Class C, respectively.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	Inception Date: 2/1/02 for Class A, Class B and Class C shares.

**	SEC Yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2010.

***	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance disclosures on pages 4-5.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	9

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Intermediate California Municipal

	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During Period*
Class A
Actual	$1,000	$1,010.90	$4.36
Hypothetical (5% return before expenses)	$1,000	$1,020.59	$4.38
Class B
Actual	$1,000	$1,007.33	$8.01
Hypothetical (5% return before expenses)	$1,000	$1,016.95	$8.05
Class C
Actual	$1,000	$1,007.40	$7.91
Hypothetical (5% return before expenses)	$1,000	$1,017.05	$7.95

10	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

Intermediate Diversified Municipal

	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During Period*
Class A
Actual	$1,000	$1,008.46	$4.01
Hypothetical (5% return before expenses)	$1,000	$1,020.94	$4.03
Class B
Actual	$1,000	$1,004.91	$7.70
Hypothetical (5% return before expenses)	$1,000	$1,017.25	$7.75
Class C
Actual	$1,000	$1,004.97	$7.50
Hypothetical (5% return before expenses)	$1,000	$1,017.45	$7.54

Intermediate New York Municipal

	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During Period*
Class A
Actual	$1,000	$1,004.38	$4.30
Hypothetical (5% return before expenses)	$1,000	$1,020.64	$4.33
Class B
Actual	$1,000	$1,000.90	$7.93
Hypothetical (5% return before expenses)	$1,000	$1,017.00	$8.00
Class C
Actual	$1,000	$1,001.60	$7.78
Hypothetical (5% return before expenses)	$1,000	$1,017.15	$7.85
*	Expenses are equal to each Class’ annualized expense ratio, shown in the table below, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

	Annualized Expense Ratio
	Class A	Class B	Class C
Intermediate California Municipal	0.87%	1.60%	1.58%
Intermediate Diversified Municipal	0.80%	1.54%	1.50%
Intermediate New York Municipal	0.86%	1.59%	1.56%

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	11

Fund Expenses

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

PORTFOLIO SUMMARY

March 31, 2010 (unaudited)

*	All data are as of March 31, 2010. The Portfolio’s quality and state rating breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Rating Services, Moody’s Investors Service, Inc. and Fitch Ratings, Ltd. Quality breakdown is the measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). Pre-refunded bonds, which are escrowed by U.S. Government Securities, have been rated AAA by the Adviser. NR represents securities which are not rated.

**	“Other” represents less than 0.1% weightings in 4 different states.

12	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio Summary

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

PORTFOLIO SUMMARY

March 31, 2010 (unaudited)

*	All data are as of March 31, 2010. The Portfolio’s quality and state rating breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Rating Services, Moody’s Investors Service, Inc. and Fitch Ratings, Ltd. Quality breakdown is the measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). Pre-refunded bonds, which are escrowed by U.S. Government Securities, have been rated AAA by the Adviser. NR represents securities which are not rated.

+	“Other” represents less than 2.4% weightings in 24 different states.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	13

Portfolio Summary

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

PORTFOLIO SUMMARY

March 31, 2010 (unaudited)

*	All data are as of March 31, 2010. The Portfolio’s quality and state rating breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Rating Services, Moody’s Investors Service, Inc. and Fitch Ratings, Ltd. Quality breakdown is the measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). Pre-refunded bonds, which are escrowed by U.S. Government Securities, have been rated AAA by the Adviser. NR represents securities which are not rated.

**	“Other” represents less than 0.3% in 6 different states.

14	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio Summary

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

March 31, 2010 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 100.9%
Long-Term Municipal Bonds – 95.7%
California – 83.2%
Antelope Valley CA UHSD GO NPFGC Series A 5.375%, 8/01/19	$1,000	$1,055,420
Antioch CA Pub Fin Auth (Antioch CA Mun Fac Proj COP) NPFGC Series B 5.50%, 1/01/16	2,380	2,417,461
Azusa CA USD GO AGM 5.00%, 7/01/24	2,320	2,390,064
Bay Area Infra Fin Auth (California St Acceleration Nts) NPFGC-RE 5.00%, 8/01/17	32,350	32,721,701
Bay Area Toll Auth CA 5.00%, 4/01/16–4/01/22	39,845	44,019,156
Series 2006 F 5.00%, 4/01/20	5,185	5,619,192
Series F 5.00%, 4/01/12	2,910	3,140,734
California Dept Wtr Res Cen Vy FGIC 5.25%, 12/01/18	4,935	5,408,266
5.25%, 12/01/18 (Prerefunded/ETM)	65	73,184
NPFGC 5.00%, 12/01/16	7,340	8,275,189
California Dept Wtr Res Pwr 5.00%, 5/01/17–5/01/18	24,410	27,550,430
6.00%, 5/01/13	2,760	3,059,294
AGM 5.00%, 5/01/17	21,050	23,986,685
AMBAC Series A 5.50%, 5/01/13	6,190	6,798,167
California Dept Wtr Res Wtr AGM Series W 5.25%, 12/01/22 (Prerefunded/ETM)	260	278,645
NPFGC 5.00%, 12/01/16 (Prerefunded/ETM)	60	69,082
California DOT Fed Hwy Grant NPFGC-RE Series A 5.00%, 2/01/12–2/01/14	33,625	36,862,958
California Econ Recovery (California Econ Rec Spl Tax) 5.25%, 7/01/13	10,625	11,772,075

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	15

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series A 5.00%, 7/01/18–7/01/20	$33,000	$36,017,730
5.25%, 1/01/11–7/01/14	10,325	11,193,545
NPFGC 5.00%, 7/01/15	4,390	4,824,654
NPFGC Series A 5.00%, 7/01/12	1,590	1,715,181
5.25%, 7/01/13	8,420	9,329,023
California GO 5.00%, 2/01/12–9/01/12	5,640	6,037,101
5.25%, 9/01/18 (Prerefunded/ETM)	220	224,235
5.25%, 9/01/20 (Prerefunded/ETM)	245	249,716
5.25%, 10/01/20	14,110	14,696,502
AGM 5.00%, 5/01/12–8/01/16	12,480	13,765,792
AMBAC 6.00%, 2/01/17	5,470	6,162,119
NPFGC 5.00%, 3/01/16–8/01/24	985	1,063,328
California Hlth Fac Fin Auth (Catholic Healthcare West) Series I 5.125%, 7/01/22	3,790	3,933,148
California Hlth Fac Fin Auth (Stanford Hosp) Series A-3 3.45%, 11/15/40	2,895	2,944,476
California Infra & Eco Dev Bk (Pacific Gas & Electric Company) 3.75%, 11/01/26(a)	8,670	8,743,522
California Infra & Eco Dev Bk (Workers Comp Spl Assmt) AMBAC 5.00%, 10/01/15	1,030	1,125,543
California Poll Cntl Fin Auth (USA Waste Svcs) 4.00%, 6/01/18(a)	1,000	1,001,330
4.50%, 6/01/18(a)	2,500	2,505,225
California Pub Wks Brd (CA Lease Dept Corr St Prisons) AMBAC Series A 5.00%, 12/01/19	2,630	2,608,171
California Pub Wks Brd (CA Lease State Univ Sys) NPFGC-RE 5.00%, 10/01/14	3,740	4,050,121

16	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California Pub Wks Brd (Univ of California Lease) 5.00%, 4/01/21–4/01/22	$10,825	$11,619,201
Series 2009E 5.00%, 4/01/23	1,950	2,071,758
NPFGC-RE 5.00%, 6/01/15–9/01/16	4,555	5,068,984
California Spl Dist Assn COP AGM Series Z 5.50%, 8/01/17 (Prerefunded/ETM)	1,000	1,090,250
California State Univ AMBAC Series B 5.00%, 11/01/14	3,575	4,041,073
NPFGC-RE Series A 5.00%, 11/01/24	1,570	1,618,089
California Statewide CDA (California GO) Series 2009 5.00%, 6/15/13	35,125	37,734,436
California Statewide CDA (Jewish Home St Ins) 4.50%, 11/15/13	1,025	1,038,212
California Statewide CDA (Redlands Cmnty Hospital) RADIAN Series A 5.00%, 4/01/12–4/01/13	3,485	3,573,008
California Statewide CDA (Southern California Edison) XLCA Series B 4.10%, 4/01/28(b)	14,055	14,648,683
California Statewide CDA COP AMBAC 5.60%, 10/01/11 (Prerefunded/ETM)	28,500	29,658,525
Chaffey CCD CA GO NPFGC Series B 5.00%, 6/01/25	1,440	1,485,389
Coati-Rohnert Pk USD CA GO NPFGC-RE 5.00%, 8/01/20	2,020	2,053,795
Compton CA CRA (Compton CA Tax Alloc) AMBAC Series A 5.00%, 8/01/11	3,395	3,479,400
Culver City CA Redev Agy (Culver City CA Redev Proj Area) AMBAC 5.50%, 11/01/14	1,020	1,051,467

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	17

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

NPFGC 5.50%, 11/01/18	$1,000	$1,023,410
NPFGC Series A 5.50%, 11/01/17	1,270	1,310,399
Dinuba CA Redev Agy Tax Alloc 4.40%, 10/01/11	3,350	3,358,274
Fremont CA Pub Fin Auth (Fremont CA Spl Assmt) Series A 3.75%, 9/02/11	1,130	1,117,491
Gateway CA USD GO NPFGC Series A 5.00%, 8/01/24	1,230	1,247,552
Gilroy CA USD GO NPFGC-RE 5.25%, 8/01/20	1,900	1,991,694
Golden St Tobacco Sec CA 5.625%, 6/01/38 (Prerefunded/ETM)	16,765	18,903,040
6.25%, 6/01/33 (Prerefunded/ETM)	25,130	27,777,697
6.75%, 6/01/39 (Prerefunded/ETM)	12,205	14,182,942
Series B 5.50%, 6/01/43 (Prerefunded/ETM)	10,240	11,506,586
AMBAC Series B 5.00%, 6/01/38 (Prerefunded/ETM)	3,450	3,823,807
Golden St Tobacco Sec CA (California Tobacco Sec/St App) AMBAC Series A 5.00%, 6/01/20	10,970	10,747,090
Grossmont-Cuyamaca CCD CA GO 5.25%, 8/01/17	1,150	1,316,417
Industry CA GO 5.00%, 7/01/17	3,655	4,009,937
Inland Valley CA Dev Agy (Inland Valley CA Dev Agy Tax Alloc) 5.25%, 4/01/12–4/01/13	4,730	4,939,441
5.50%, 4/01/14	1,320	1,401,774
Kern CA HSD GO 7.10%, 8/01/11 (Prerefunded/ETM)	1,000	1,086,400
NPFGC Series A 6.30%, 2/01/11	1,000	1,043,300
Lincoln CA CFD #2003-1 5.35%, 9/01/16 (Prerefunded/ETM)	705	808,868
5.90%, 9/01/24 (Prerefunded/ETM)	1,100	1,282,072

18	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Loma Linda CA Hosp (Loma Linda Univ Med Ctr) Series A 5.00%, 12/01/13–12/01/14	$7,505	$7,600,703
Long Beach CA Bond Fin Auth (Long Beach CA Lease Civic Ctr) NPFGC Series A 5.00%, 10/01/17	3,130	3,139,046
Long Beach CA Bond Fin Auth (Long Beach CA Lease Pub Safety)
AMBAC 5.25%, 11/01/19–11/01/22	3,765	3,584,046
Long Beach CA USD GO 5.00%, 8/01/15–8/01/16	7,850	8,968,814
Series 2008A 5.00%, 8/01/18	9,845	11,137,648
Series A 5.00%, 8/01/25	1,000	1,062,070
Los Angeles CA Dept Arpts (Los Angeles Intl Airport) 5.00%, 5/15/24(c)	18,010	19,140,308
Series 2010A 5.00%, 5/15/23–5/15/25(c)	7,785	8,293,750
Series A 5.00%, 5/15/13	4,000	4,353,520
5.50%, 5/15/14–5/15/17	14,490	16,142,642
Series SERIES A 5.25%, 5/15/23–5/15/24	15,955	17,262,538
Los Angeles CA Dept W&P Pwr AGM Series A 5.25%, 7/01/18	2,040	2,141,286
NPFGC Series A 5.375%, 7/01/18	5,000	5,255,900
Los Angeles CA Dept W&P Wtr NPFGC Series B 5.00%, 7/01/12	2,260	2,461,999
Los Angeles CA GO NPFGC Series A 5.00%, 9/01/16	3,240	3,518,024
Los Angeles CA USD GO AGM Series 1997F 5.00%, 7/01/15	1,200	1,303,572
AGM Series B 5.00%, 7/01/16	10,190	11,520,203
AMBAC Series 2004G 5.00%, 7/01/13	3,260	3,613,580
AMBAC Series B 5.00%, 7/01/12	2,330	2,529,588

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	19

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

AMBAC Series E 5.00%, 7/01/15	$3,090	$3,495,995
FGIC Series A-1 5.00%, 7/01/20–7/01/22	13,485	14,207,915
NPFGC 5.75%, 7/01/15	5,000	5,840,800
NPFGC Series A 5.00%, 7/01/11	2,200	2,317,612
5.25%, 7/01/12–7/01/14	10,150	11,159,468
NPFGC Series A-2 5.00%, 7/01/20	11,000	11,679,800
Los Angeles Cnty CA Met Trnsp Auth (Los Angeles CA MTA Sales Tax) NPFGC-RE Series A 5.00%, 10/01/12	9,420	9,574,017
Los Angeles Cnty CA Pub Wks (Los Angeles Cnty CA Master Lease) NPFGC Series A 5.00%, 12/01/11	3,605	3,758,861
NPFGC-RE Series A 5.00%, 9/01/12–9/01/13	20,480	21,747,913
M-S-R Pub Pwr Agy CA NPFGC 5.00%, 7/01/12–7/01/13	4,715	5,084,957
Mammoth CA USD GO NPFGC Zero Coupon 8/01/21–8/01/22	2,100	1,053,988
Met Wtr Dist Southern CA Wtr 5.75%, 8/10/18	7,600	8,683,532
Series A 5.75%, 7/01/21	3,660	4,300,158
NPFGC Series B-3 5.00%, 10/01/18	3,410	3,763,549
Monrovia CA Redev Agy (Monrovia CA Ctrl Redev Proj Area #1) 4.40%, 6/01/12	2,830	2,810,954
Mount San Antonio CA CCD GO NPFGC Series A 5.00%, 8/01/14	5,610	5,989,460
Northern CA Pwr Agy (Northern CA Power Agy Hydro #1) NPFGC Series A 5.00%, 7/01/17 (Prerefunded/ETM)	2,685	2,715,018
Oakland CA USD GO NPFGC 5.00%, 8/01/11–8/01/13	7,070	7,375,873

20	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Orange Cnty CA Pub Fin Auth (Orange Cnty CA Lease) NPFGC 5.00%, 7/01/11–7/01/13	$21,070	$22,860,944
Orange Cnty CA Santn COP 5.00%, 2/01/18–2/01/19	9,155	10,246,086
Series 2009A 5.00%, 2/01/20	1,890	2,097,390
Pittsburg CA Redev Agy 9.60%, 6/01/16 (Prerefunded/ETM)	1,000	1,390,740
Pomona CA Pub Fin Auth (Pomona CA Merged Redev) AMBAC 5.00%, 2/01/11	380	386,927
Rancho CA Wtr Dist Fin Auth AGM Series A 5.50%, 8/01/12	1,075	1,140,285
Rancho Santiago CA CCD GO AGM 5.00%, 9/01/25	2,275	2,378,854
Sacramento CA Fin Auth AGM Series A 5.375%, 12/01/18 (Prerefunded/ETM)	1,440	1,604,102
Sacramento CA Fin Auth (Sacramento CA Lease) Series B 5.40%, 11/01/20	2,000	2,095,700
Sacramento Cnty CA Santn Dist Fing Auth (Sacramento Regl Cnty Santn Dist CA) Series A 5.60%, 12/01/16	3,055	3,061,721
AMBAC 5.50%, 12/01/21	1,175	1,355,598
Salinas CA Pub Fin Auth AD 5.25%, 9/02/11	310	317,366
San Bernardino Cnty CA COP (San Bernrdno Cnty COP Detention Ctr) NPFGC Series A 5.25%, 11/01/17	7,495	7,660,864
San Diego CA Pub Fac Fin Auth (San Diego CA Swr) 5.00%, 5/15/21	8,520	9,300,602
Series 2009 B 5.00%, 5/15/18	20,615	23,027,573

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	21

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

San Diego CA USD GO (San Diego CA Wtr/swr) FGIC Series D 5.25%, 7/01/25	$2,170	$2,379,839
San Diego Cnty CA COP AMBAC 5.00%, 2/01/15	2,000	2,236,220
San Diego Cnty CA Wtr Auth AGM Series 2008A 5.00%, 5/01/19	2,680	2,972,334
San Diego Cnty CA Wtr Auth COP AGM Series 2008 A 5.00%, 5/01/24	4,860	5,216,481
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) 5.00%, 5/01/15–5/01/16	26,210	29,304,191
Series 34E 5.00%, 5/01/16	1,345	1,446,050
AGM Series 15A 5.00%, 5/01/18	1,505	1,509,349
San Francisco City/Cnty CA Pub Util Wtr NPFGC 5.25%, 10/01/14	5,245	5,736,719
San Jose CA Redev Agy (San Jose CA Redev Merged Proj) NPFGC 6.00%, 8/01/15	670	731,915
San Mateo Cnty CA CCD GO NPFGC-RE Series A 5.375%, 9/01/20	1,140	1,218,979
San Ramon Vly USD CA GO AGM 5.25%, 8/01/20	1,000	1,088,780
Santa Clara CA Redev Agy (Bayshore North Proj) NPFGC 5.00%, 6/01/15	1,000	1,001,690
Santa Fe Springs CA CDA (Santa Fe Springs CA Tax Alloc) NPFGC 5.375%, 9/01/17	560	565,813
Southern CA Pub Pwr Auth (Los Angeles CA Dept W&P Pwr) Series 2010-1 5.00%, 7/01/25	8,235	8,689,078
Tahoe Truckee CA USD GO NPFGC 5.50%, 8/01/19	1,185	1,363,876

22	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Univ of California Series 2009 Q 5.25%, 5/15/22	$3,510	$3,890,484
AGM Series J 5.00%, 5/15/16	6,330	7,169,421
NPFGC Series K 5.00%, 5/15/13	6,460	7,175,316
Vernon CA Elec Sys Series 2009A 5.00%, 8/01/12	16,150	17,295,519
Walnut CA Pub Fin Auth (Walnut Impt Proj) AMBAC 5.375%, 9/01/20	2,075	2,111,561

		1,031,416,100

Arizona – 0.0%
Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	500	469,050

Colorado – 0.0%
Denver Co. City & Cnty Arpt (Denver Intl Airport) Series D 7.75%, 11/15/13	320	351,494

Florida – 3.3%
Beacon Tradeport CDD FL Series B 7.125%, 5/01/22	765	789,786
Chapel Creek FL CDD 5.20%, 5/01/11(d)(e)	1,590	687,961
Citizens Ppty Ins Corp. FL Series 2009A1 6.00%, 6/01/16	13,000	14,241,630
Concorde Estates CDD FL Series 04B 5.00%, 5/01/11(d)(e)	520	195,000
Dupree Lakes CDD FL 5.00%, 11/01/10	245	201,432
Durbin Crossing CDD FL Series B-2 4.875%, 11/01/10	1,580	1,339,935
Fiddlers Creek CDD #2 FL Series B 5.75%, 5/01/13(d)(e)	635	260,071

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	23

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Florida Dept Envrn Protn FL Forever (Florida Documentary Stamp Tax) NPFGC 5.00%, 7/01/13	$6,760	$7,365,561
Florida Turnpike Auth (Florida Turnpike) NPFGC-RE 5.00%, 7/01/14	3,040	3,391,515
Lake Ashton II CDD FL Series B 4.875%, 11/01/10	320	261,629
Lakewood Ranch Stwdshp Dist FL Series B 5.00%, 5/01/13	1,100	880,363
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 6.75%, 11/15/24	2,400	2,358,312
Miami-Dade Cnty FL Aviation (Miami-Dade Intl Airport) Series 2009A 5.75%, 10/01/21	1,055	1,154,202
New River CDD FL Series B 5.00%, 5/01/13(d)(e)	1,735	643,650
Parker Rd CDD FL Series B 5.35%, 5/01/15(e)	2,060	1,325,733
Paseo CDD FL 5.00%, 2/01/11(d)(e)	665	273,721
Series B 4.875%, 5/01/10(d)(e)	670	279,443
Quarry CDD FL (The) 5.25%, 5/01/16	1,515	1,241,861
Rolling Hills CDD FL Series B 5.125%, 11/01/13	410	295,364
Shingle Creek FL CDD 5.75%, 5/01/15(d)(e)	2,375	959,809
Six Mile Creek CDD FL 5.50%, 5/01/17(e)	1,050	483,819
Sterling Hill CDD FL Series B 5.50%, 11/01/10	170	154,681
Stoneybrook CDD FL Series B 5.45%, 11/01/15(e)	3,435	1,549,185

24	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Tern Bay CDD FL Series B 5.00%, 5/01/15(d)(e)	$1,015	$324,800
Venetian CDD FL Series B 5.95%, 5/01/12	120	116,376
Waterford Estates CDD FL 5.125%, 5/01/13(d)(e)	1,000	335,540

		41,111,379

Guam – 0.4%
Guam Wtrworks Auth COP 5.18%, 7/01/15 (Prerefunded/ETM)	1,853	1,856,654
Guam Wtrworks Auth COP (Guam Govt Wtrwks) 5.00%, 7/01/12	1,270	1,308,074
5.50%, 7/01/16	1,500	1,569,885

		4,734,613

Illinois – 0.3%
Bolingbrook IL Sales Tax 6.00%, 1/01/26	4,450	2,634,267
Pingree Grove SSA #1 IL (Pingree Grove SSA #1 Cambridge) Series 5-1 5.25%, 3/01/15	586	530,898

		3,165,165

Indiana – 0.1%
South Bend IN Econ Dev (One Michiana Square Proj) 1.00%, 10/01/09(a)(d)	3,100	1,550,000

Louisiana – 0.0%
Coves of The Highland CDD LA 5.60%, 11/01/21(d)(e)	3,200	579,296

Nevada – 1.1%
Clark Cnty NV SD GO 5.00%, 6/15/16	3,340	3,720,760
NPFGC 5.50%, 6/15/12	7,165	7,801,610
Clark Cnty NV SID #142 (Clark Cnty NV SID #142 Mtns Edg) 5.30%, 8/01/11	1,890	1,889,603
Henderson NV LID # T-16 (Henderson NV LID # T-16 Falls) 4.75%, 3/01/13	315	172,286

		13,584,259

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	25

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

North Carolina – 0.5%
North Carolina Eastern Mun Pwr Agy Series 2009 SER B 5.00%, 1/01/16	$2,375	$2,628,769
Series C 5.30%, 1/01/15	3,580	3,832,569

		6,461,338

Ohio – 1.1%
American Mun Pwr OH (Goldman Sachs Group, Inc.) Series A 5.00%, 2/01/13	10,350	10,991,700
Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC) Series A 7.00%, 8/01/21	2,500	2,414,600

		13,406,300

Pennsylvania – 0.6%
Allegheny Cnty PA Hosp Dev Auth (West Penn Allegheny Hlth Sys) Series 07A 5.00%, 11/15/17	7,750	7,259,115

Puerto Rico – 4.6%
Puerto Rico Elec Pwr Auth Series W 5.50%, 7/01/17	3,940	4,333,882
Puerto Rico GO Series A 5.00%, 7/01/30	3,230	3,344,439
FGIC 5.25%, 7/01/10	2,000	2,010,640
Puerto Rico Govt Dev Bank 5.00%, 12/01/11	1,035	1,086,419
NPFGC Series 2009 4.75%, 12/01/15	5,500	5,649,930
Puerto Rico Hwy & Trnsp Auth (Puerto Rico Hwy & Trnsp Spl Tax) AMBAC Series A 5.50%, 7/01/10	195	196,151
Puerto Rico Mun Fin Agy (Puerto Rico GO) Series A 5.00%, 8/01/10	3,915	3,940,565
Puerto Rico Pub Bldgs Auth Series C 5.50%, 7/01/12 (Prerefunded/ETM)	5	5,489

26	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico Pub Bldgs Auth (Puerto Rico GO) 5.75%, 7/01/15	$2,550	$2,778,862
Series C 5.25%, 7/01/11	1,015	1,055,935
5.50%, 7/01/12	1,135	1,196,120
Puerto Rico Pub Fin Corp. (Puerto Rico Lease) Series A 5.75%, 8/01/27(a)	8,365	8,642,634
Puerto Rico Sales Tax Fin Corp. Series 2009A 5.00%, 8/01/39(a)	21,970	22,976,226

		57,217,292

South Carolina – 0.1%
Lancaster Cnty SC Edenmore ID Series B 5.375%, 12/01/16(e)	1,628	602,865

Texas – 0.2%
Dallas Fort Worth TX Intl Arpt 5.00%, 11/01/21	1,180	1,247,543
El Paso Cnty TX GO NPFGC 5.00%, 2/15/16	1,435	1,606,081

		2,853,624

Virginia – 0.2%
Broad Street CDA VA 7.125%, 6/01/15	1,124	1,093,528
Celebrate Virginia North CDA VA Series B 6.25%, 3/01/18(e)	1,035	868,096

		1,961,624

Total Long-Term Municipal Bonds (cost $1,164,657,703)		1,186,723,514

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	27

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Short-Term Municipal Notes – 5.2%
California – 5.2%
Bay Area Toll Auth CA Series A-1 0.29%, 4/01/47(f)	$14,000	$14,000,000
Series 2008 E-3 0.28%, 4/01/47(f)	30,000	30,000,000
Series 2006 C-3 0.24%, 4/01/38(f)	6,000	6,000,000
California Dept Wtr Res Pwr Series 2002 C-8 0.26%, 5/01/22(f)	13,700	13,700,000

Total Short-Term Municipal Notes (cost $63,700,000)		63,700,000

Total Municipal Obligations (cost $1,228,357,703)		1,250,423,514

SHORT-TERM INVESTMENTS – 0.1%
Time Deposit – 0.1%
State Street Time Deposit 0.01%, 4/01/10 (cost $1,258,000)	1,258	1,258,000

Total Investments – 101.0% (cost $1,229,615,703)		1,251,681,514
Other assets less liabilities – (1.0)%		(11,841,009)

Net Assets – 100.0%		$1,239,840,505

(a)	Variable rate coupon, rate shown as of March 31, 2010.

(b)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2010.

(c)	When-Issued or delayed delivery security.

(d)	Security is in default and is non-income producing.

(e)	Illiquid security.

(f)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of March 31, 2010, the Portfolio held 41.2% of net assets in insured bonds (of this amount 7.7% represents the Portfolio’s holding in prerefunded or escrowed to maturity bonds).

Glossary:

AD – Assessment District

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CCD – Community College District

28	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

CDA – Community Development Authority

CDD – Community Development District

CFD – Community Facilities District

COP – Certificate of Participation

CRA – Community Redevelopment Agency

DOT – Department of Transportation

ETM – Escrowed to Maturity

FGIC – Financial Guaranty Insurance Company

GO – General Obligation

HSD – High School District

ID – Improvement District

IDA – Industrial Development Authority/Agency

LID – Local Improvement District

NPFGC – National Public Finance Guarantee Corporation

NPFGC-RE – National Public Finance Guarantee Corporation reinsuring FGIC

RADIAN – Radian Asset Assurance Inc.

SD – School District

SID – Special Improvement District

SSA – Special Services Area

UHSD – Unified/Union High School District

USD – Unified School District

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	29

Intermediate California Municipal Portfolio—Portfolio of Investments

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

March 31, 2010 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 90.2%
Long-Term Municipal Bonds – 90.0%
Alabama – 2.3%
Alabama Pub Sch & Clg Auth Series 2009 A 5.00%, 5/01/16-5/01/17	$86,830	$97,119,961
Jefferson Cnty AL Lt Sch Wts Series A 5.25%, 1/01/11	1,700	1,646,059
Jefferson Cnty AL Swr FGIC Series 02 5.00%, 2/01/41 (Prerefunded/ETM)	7,725	8,322,374
FGIC Series 02B 5.00%, 2/01/41 (Prerefunded/ETM)	12,105	13,156,803
FGIC Series D 5.00%, 2/01/42 (Prerefunded/ETM)	5,900	6,412,651

		126,657,848

Arizona – 1.5%
Arizona Hlth Fac Auth (Phoenix Children’s Hospital) 1.29%, 2/01/42(a)	18,025	16,673,125
Arizona School Fac Brd COP NPFGC-RE Series A-1 5.00%, 9/01/15	1,765	1,956,520
Arizona Tourism & Sports Auth (Arizona Tourism/Sports Spl Tax) 5.00%, 7/01/15-7/01/16	3,815	3,859,573
Arizona Trans Brd Fed Hwy Grant Series 2009A 5.00%, 7/01/15	16,810	19,018,666
Arizona Trnsp Brd Highway 5.00%, 7/01/14-7/01/15	15,980	18,236,608
Maricopa Cnty AZ IDA MFHR (Steeplechase Apts) Series B 6.25%, 12/01/20	1,660	1,502,632
Phoenix AZ Civic Impt Corp. (Phoenix AZ Transit Excise Tax) AMBAC 5.00%, 7/01/10-7/01/14	7,835	8,439,865
Phoenix AZ Civic Impt Corp. (Phoenix AZ Wastewater) NPFGC 5.00%, 7/01/14	5,000	5,606,200

30	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pima Cnty AZ IDA (Global Water Resources) 5.45%, 12/01/17	$2,550	$2,393,251
Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	1,525	1,430,603
Salt Verde Fin Corp. Gas (Citigroup, Inc.) Series 2007 5.25%, 12/01/21	1,430	1,409,093
Vistancia CFD AZ GO 5.55%, 7/15/10	500	503,160
Watson Road CFD AZ 4.85%, 7/01/10	1,207	1,206,397

		82,235,693

California – 5.0%
California Econ Recovery (California Econ Rec Spl Tax) Series 2009 A 5.00%, 7/01/19	16,765	18,346,107
Series A 5.00%, 7/01/20	5,675	6,164,128
5.25%, 1/01/11-7/01/12	14,430	15,591,324
California GO 5.00%, 2/01/11-5/01/17	96,110	104,046,197
6.00%, 2/01/11	15,760	16,445,087
Series 2008 5.00%, 4/01/18	5,000	5,300,300
Series 2009 5.25%, 10/01/20	5,085	5,384,863
California Statewide CDA (California GO) Series 2009 5.00%, 6/15/13	60,095	64,559,458
Fremont CA USD GO AGM Series B 5.00%, 8/01/27	1,000	1,035,790
Fresno CA USD GO NPFGC Series A 6.00%, 2/01/20	3,255	3,562,500
Golden St Tobacco Sec CA FGIC 5.50%, 6/01/33 (Prerefunded/ETM)	5,000	5,618,450
Sacramento CA Fin Auth (Sacramento CA Lease) Series B 5.40%, 11/01/20	1,000	1,047,850

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	31

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Sacramento CA Mun Util Dist NPFGC Series G 6.50%, 9/01/13	$1,035	$1,118,690
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) Series 2009 E 5.25%, 5/01/22-5/01/23	10,295	11,087,591
NPFGC-RE Series 2006 32F 5.25%, 5/01/18	3,700	4,126,906
Vernon CA Elec Sys Series A 5.25%, 8/01/14	12,110	13,438,830

		276,874,071

Colorado – 2.0%
Baptist Rd Rural Trnsp Auth Co. (Baptist Road Co. Sales & Use) 4.80%, 12/01/17	310	248,192
Colorado DOT NPFGC Series B 5.50%, 6/15/13-6/15/14	8,300	9,510,674
NPFGC-RE Series B 5.00%, 12/15/13	9,200	10,352,024
Denver CO City & Cnty Arpt (Denver Intl Airport) Series 2010 A 5.00%, 11/15/21-11/15/23	19,630	20,732,225
Series A-1 5.00%, 11/15/11-11/15/12	37,960	40,447,545
5.25%, 11/15/13	11,305	12,273,273
Mun Subdist No Co. Wtr Dist (U.S. Government Securities) AMBAC Series J 5.00%, 12/01/13	7,295	8,007,940
PV Wtr & San Met Dist Co. Series 06 Zero Coupon 12/15/17(b)	13,168	7,051,201
Todd Creek Farms Met Dist #1 Co. 4.75%, 12/01/09(c)	2,185	986,484

		109,609,558

Connecticut – 0.3%
Connecticut Res Rec Auth (Mid-Connecticut Sys Proj) NPFGC Series A 5.375%, 11/15/10	925	926,739
Connecticut Spl Tax Obl (Connecticut Trnsp Prog Spl Tax) AGM Series B 5.375%, 10/01/10-/01/13	11,180	11,632,098

32	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Univ of Connecticut Student Fee NPFGC-RE Series A 5.25%, 11/15/17	$3,065	$3,327,946

		15,886,783

Delaware – 0.1%
Delaware Trnsp Auth NPFGC 5.00%, 7/01/11	3,680	3,882,842

District of Columbia – 0.7%
District of Columbia GO AGM Series C 5.00%, 6/01/14	5,790	6,595,273
District of Columbia HFA SFMR (District of Columbia HFA) Series A 6.25%, 12/01/28	500	500,650
District of Columbia Wtr & Swr Auth (Dist of Columbia Wtr & Swr) AGM 6.00%, 10/01/16	1,635	1,942,282
Metro Washington Arpt Auth VA Series 2008A 5.50%, 10/01/14	4,140	4,578,716
Series A 5.50%, 10/01/12-10/01/18	16,370	17,691,328
NPFGC Series 2005 A 5.25%, 10/01/15	5,000	5,477,700

		36,785,949

Florida – 8.9%
Beacon Tradeport CDD FL Series B 7.125%, 5/01/22	2,410	2,488,084
Bonnet Creek Resort CDD FL 7.125%, 5/01/12	760	731,910
Brevard Cnty FL Sch Brd AMBAC 5.00%, 7/01/26 (Prerefunded/ETM)	5,000	5,449,250
Broward Cnty FL Arpt Sys NPFGC Series E 5.25%, 10/01/10	2,065	2,078,608
Broward Cnty FL Sch Brd COP NPFGC-RE Series A 5.00%, 7/01/13-7/01/14	7,190	7,805,793
Chapel Creek FL CDD Series B 5.25%, 5/01/15(b)(c)	3,660	1,722,103

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	33

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Citizens Ppty Ins Corp. FL Series A-1 5.00%, 6/01/11	$46,820	$48,740,088
NPFGC Series A 5.00%, 3/01/14-3/01/16	103,100	108,264,985
Collier Cnty FL Sch Brd COP AGM 5.00%, 2/15/16	5,000	5,424,250
Dade Cnty FL SD GO NPFGC Series 94 5.00%, 8/01/12	8,060	8,639,353
Dupree Lakes CDD FL 5.00%, 11/01/10	200	164,434
Durbin Crossing CDD FL Series 1 5.25%, 11/01/15	1,490	959,903
Fishhawk CDD #2 FL Series B 5.00%, 5/01/12	1,985	1,669,107
Florida Brd of Ed GO 9.125%, 6/01/14 (Prerefunded/ETM)	150	188,040
Florida Brd of Ed GO (Florida GO) 9.125%, 6/01/14	790	880,423
Series A 5.00%, 6/01/12-1/01/16	44,370	49,303,913
Series B 5.00%, 1/01/12-1/01/16	18,220	19,785,620
Series D 5.00%, 6/01/12	4,610	4,981,105
NPFGC-RE Series G 5.25%, 6/01/11	2,125	2,231,505
Florida Brd of Ed Lottery NPFGC Series 2002C 5.00%, 1/01/17	3,740	3,997,948
NPFGC Series C 5.25%, 1/01/11	4,660	4,772,399
Florida Dept Envrn Protn FL Forever (Florida Documentary Stamp Tax) AMBAC 5.00%, 7/01/15	4,825	5,286,704
AMBAC Series A 5.00%, 7/01/13-7/01/14	12,095	13,208,206
NPFGC Series B 5.00%, 7/01/15	6,095	6,678,231
NPFGC-RE Series A 5.00%, 7/01/18	3,435	3,587,480

34	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Florida GO Series 2009 B 5.00%, 7/01/17	$3,245	$3,684,503
Florida Hurricane Catastr Fd Fin Corp. Series 2008A 5.00%, 7/01/13	20,000	21,706,600
Series A 5.00%, 7/01/11	32,320	33,744,342
Florida Turnpike Auth (Florida Turnpike) AGM Series A 5.00%, 7/01/12	6,375	6,913,688
NPFGC-RE Series A 5.00%, 7/01/11	1,020	1,075,049
Hammock Bay CDD FL Series B 5.375%, 5/01/11	60	59,480
Harbor Bay CDD FL Series B 6.35%, 5/01/10	965	874,744
Heritage Plantation CDD FL Series B 5.10%, 11/01/13(b)	3,545	1,659,025
Jacksonville FL Elec Auth Series 2009 G 5.00%, 10/01/19	2,695	2,879,661
Series 2009B 5.00%, 10/01/15	5,780	6,204,483
Lake Ashton II CDD FL Series B 4.875%, 11/01/10	885	723,567
5.00%, 11/01/11(b)(c)	6,810	2,683,957
Lakewood Ranch Stwdshp Dist FL Series B 5.00%, 5/01/13	500	400,165
Landmark at Doral CDD FL Series B 5.20%, 5/01/15(b)(c)	4,535	1,498,500
Live Oak CDD FL Series 2010 7.36%, 11/01/20	3,225	3,112,641
Main Str CDD FL Series B 6.90%, 5/01/17	10,000	9,327,200
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 6.75%, 11/15/24	6,990	6,868,584

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	35

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Miami-Dade Cnty FL SD GO NPFGC 5.00%, 2/15/13	$3,325	$3,585,314
NPFGC Series 1996 4.75%, 7/15/10	11,215	11,328,384
NPFGC Series 1997 5.00%, 2/15/15	2,455	2,664,927
Midtown Miami CDD FL Series 04A 6.00%, 5/01/24	3,915	3,664,205
Miromar Lakes CDD FL Series 00A 7.25%, 5/01/12	1,690	1,633,875
Orange Cnty FL Sales Tax NPFGC-RE Series A 5.00%, 1/01/13	5,520	5,928,038
Overoaks CDD FL Series 4B 5.125%, 5/01/09(c)	2,365	1,167,057
Parkway Center CDD FL Series B 5.625%, 5/01/14	3,965	2,861,422
Paseo CDD FL 5.00%, 2/01/11(b)(c)	2,015	829,394
Series B 4.875%, 5/01/10(b)(c)	4,180	1,743,394
Quarry CDD FL (The) 5.25%, 5/01/16	765	627,078
Riverwood Estates CDD FL Series B 5.00%, 5/01/13(b)(c)	1,960	392,000
Sarasota Cnty FL Util Sys NPFGC-RE Series C 5.25%, 10/01/21	2,000	2,116,880
Shingle Creek FL CDD 5.75%, 5/01/15(b)(c)	3,865	1,561,962
South Bay CDD FL Series 05B-2 5.375%, 5/01/13(b)(c)	2,900	970,804
Series B-1 5.125%, 11/01/09(c)	1,070	325,066
Stoneybrook CDD FL Series B 5.45%, 11/01/15(b)	7,075	3,190,825
Sunrise FL Util Sys AMBAC 5.50%, 10/01/13	2,445	2,653,485

36	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Sweetwater Creek CDD FL Series B-1 5.30%, 5/01/17(b)	$990	$655,212
Series B-2 5.125%, 5/01/13(b)	2,935	2,023,683
Tampa FL Occuptl License Tax NPFGC-RE Series A 5.375%, 10/01/17-10/01/18	8,110	8,574,640
Tampa FL Wtr & Swr Sys Series A 5.25%, 10/01/18	1,160	1,222,153
Tampa Hillsboro Cnty FL Expwy Auth AMBAC 5.00%, 7/01/12	8,575	9,146,266
Tern Bay CDD FL Series B 5.00%, 5/01/15(b)(c)	2,570	822,400
Venetian CDD FL Series B 5.95%, 5/01/12	230	223,054
Verano CDD FL Series B 5.00%, 11/01/12-11/01/13	4,745	3,244,545
Villages of Westport CDD FL Series 05A 5.125%, 5/01/15	1,605	1,317,898
Waterford Estates CDD FL 5.125%, 5/01/13(b)(c)	2,000	671,080
Waterset North CDD FL Series B 6.55%, 11/01/15	7,015	4,400,299
Westchester CDD FL 6.00%, 5/01/23	4,290	3,320,417

		495,321,388

Georgia – 2.2%
Gainesville GA Redev Auth (Gainesville GA GO) Series 2009B 5.00%, 11/15/13	1,550	1,724,235
Georgia Mun Elec Auth Series 2010 B 5.00%, 1/01/16-1/01/20	43,500	47,775,960
AGM Series A 5.25%, 1/01/14	4,230	4,647,078
NPFGC Series A 5.25%, 1/01/14-11/01/21	6,625	7,146,851

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	37

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Main Street Nat Gas, Inc. (JP Morgan Chase) Series 2006A 5.00%, 3/15/18	$1,960	$2,058,157
Series A 5.00%, 3/15/11-3/15/17	34,240	35,790,143
Main Street Nat Gas, Inc. (Merrill Lynch & Co., Inc.) Series B 5.00%, 3/15/12-3/15/13	8,905	9,374,489
Metro Atlanta Rapid TRAN Auth GA NPFGC-RE Series A 5.00%, 7/01/12-7/01/13	11,630	12,806,119

		121,323,032

Guam – 0.2%
Guam GO Series 2009A 5.75%, 11/15/14	4,000	4,293,480
Guam Wtrworks Auth COP 5.18%, 7/01/15 (Prerefunded/ETM)	5,600	5,609,695
Guam Wtrworks Auth COP (Guam Govt Wtrwks) 5.00%, 7/01/10	2,055	2,061,165
Series 05 5.00%, 7/01/13	1,345	1,391,981

		13,356,321

Hawaii – 1.4%
Hawaii GO AGM 5.50%, 2/01/21	1,470	1,543,882
AGM Series CX 5.50%, 2/01/17	4,055	4,297,489
5.50%, 2/01/21 (Prerefunded/ETM)	1,070	1,159,013
AMBAC 5.00%, 7/01/15	17,320	19,834,691
AMBAC Series DG 5.00%, 7/01/14	37,695	42,757,439
Honolulu HI Wstwtr Sys Series 2009 A 5.00%, 7/01/21-7/01/22	6,900	7,435,150

		77,027,664

Illinois – 4.4%
Bolingbrook IL Sales Tax 5.75%, 1/01/15(d)	3,390	2,208,280

38	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Chicago IL Brd of Ed COP (Chicago IL Brd of Ed GO) NPFGC Series A 6.25%, 1/01/11	$1,880	$1,957,024
Chicago IL GO AGM Series A 5.00%, 1/01/12	5,760	6,133,824
Chicago IL Park Dist Hbr 5.875%, 1/01/13 (Prerefunded/ETM)	1,780	1,851,681
5.875%, 1/01/14 (Prerefunded/ETM)	1,920	1,997,318
5.875%, 1/01/15 (Prerefunded/ETM)	2,035	2,116,949
Chicago IL Pub Bldg Comm AMBAC 5.25%, 3/01/21 (Prerefunded/ETM)	4,000	4,455,880
Chicago IL Pub Bldg Comm (Chicago IL Park Dist GO) NPFGC-RE Series A 5.375%, 1/01/13	2,510	2,527,093
Chicago IL Sales Tax AGM 5.00%, 1/01/16	5,000	5,468,300
Chicago IL Tax Increment (Kingsbury Redev Proj) Series A 6.57%, 2/15/13	1,350	1,340,874
Chicago IL Trnsp Auth Fed GAN (Chicago Federal Highway Grant) AMBAC Series 2004 5.25%, 6/01/13	2,520	2,755,217
AMBAC Series A 5.25%, 6/01/10	4,570	4,602,127
Chicago IL Wstwtr NPFGC Series B 5.25%, 1/01/15	4,225	4,673,061
Cortland IL Spl Tax (Sheaffer Sys Proj Assmt) 5.50%, 3/01/17(b)	5,078	3,044,109
Du Page Cnty IL GO 5.60%, 1/01/21	8,655	10,033,395
Illinois Civic Ctr Spl Tax AMBAC 6.25%, 12/15/20	3,135	3,552,958

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	39

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Illinois Dev Fin Auth (Adventist Health Sys/Sunbelt) NPFGC Series B 2.242%, 1/01/19(e)	$5,730	$5,022,460
Illinois Dev Fin Auth (Illinois SRF) Series 2002 5.25%, 3/01/12	5,825	6,292,689
Illinois GO 5.00%, 1/01/13	1,510	1,630,407
Series 2006 A 5.00%, 6/01/15	4,875	5,361,525
Series 2010 5.00%, 1/01/17-1/01/19	70,955	76,549,316
AGM 5.00%, 9/01/14	5,550	6,122,483
AGM Series A 5.25%, 10/01/13	7,785	8,607,952
AMBAC 5.00%, 4/01/11-11/01/14	8,765	9,533,043
AMBAC Series B 5.00%, 3/01/13-3/01/14	16,355	17,808,223
NPFGC 5.25%, 4/01/11-10/01/21	8,275	8,645,010
5.375%, 7/01/10	8,985	9,083,565
5.75%, 12/01/13 (Prerefunded/ETM)	2,390	2,474,869
NPFGC Series B 5.00%, 3/01/15	5,000	5,415,450
Illinois Sales Tax Series Q 6.00%, 6/15/12	3,225	3,405,149
Pingree Grove SSA #1 IL (Pingree Grove SSA #1 Cambridge) Series 5-1 5.25%, 3/01/15	1,294	1,172,325
Regional Trnsp Auth IL Sales Tax NPFGC Series A 5.00%, 7/01/16	5,285	5,856,520
NPFGC-RE Series B 5.50%, 6/01/17	1,025	1,164,790
NPFGC-RE Series C 7.75%, 6/01/20	1,005	1,273,325
Univ of Illinois COP AMBAC Series A 5.50%, 8/15/18 (Prerefunded/ETM)	2,340	2,496,850

40	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Will & Kendall Cnty CSD #202 IL GO NPFGC-RE 5.00%, 1/01/14-1/01/16	$8,705	$9,412,470

		246,046,511

Indiana – 0.4%
Allen Cnty IN Juv Justice Ctr (Allen Cnty IN Lease Just Ctr) AMBAC 5.50%, 1/01/18	1,575	1,617,871
Indianapolis IN Gas Util Series A 5.00%, 8/15/30	7,670	8,222,317
Indianapolis IN Loc Bond Bank Series B 6.00%, 1/10/13	3,385	3,630,209
Jasper Cnty IN PCR (No. Indiana Pub Serv Company) NPFGC 5.60%, 11/01/16	6,270	6,750,533

		20,220,930

Kansas – 0.3%
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Sales Tax) Series B 4.75%, 12/01/16	1,570	1,580,488
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Util Sys) AMBAC Series 2004 5.65%, 9/01/13-9/01/14	11,960	13,364,127

		14,944,615

Kentucky – 0.2%
Kentucky Asset Liability Comm (Kentucky Federal Highway Grant) NPFGC 5.00%, 9/01/16	5,000	5,603,200
Kentucky Prop & Bldg Comm (Kentucky Lease Prop & Bldg) NPFGC-RE 5.00%, 3/01/13-3/01/14	7,970	8,766,740

		14,369,940

Louisiana – 2.4%
Coves of The Highland CDD LA 5.60%, 11/01/21(b)(c)	4,025	728,646

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	41

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

DE Soto Parish LA PCR (International Paper Company) Series A-2 5.00%, 10/01/12	$4,700	$4,951,262
E. Morial New Orleans Exhib Hall LA AMBAC Series A 5.25%, 7/15/20 (Prerefunded/ETM)	3,450	3,874,833
Jefferson LA Sales Tax Dist Series 2009B 5.00%, 12/01/20	3,415	3,795,909
Lakeshore Vlgs Master CDD LA 5.25%, 7/01/17(b)	9,814	7,831,866
Louisiana Agric Fin Auth (Louisiana Agric Fin Auth Lease) 5.25%, 9/15/17	21,770	20,888,750
Louisiana Citizens Ppty Ins Corp. AMBAC Series B 5.25%, 6/01/14	1,770	1,881,634
Louisiana GO AGM 5.00%, 5/01/16	15,305	17,354,799
AGM Series C 5.00%, 5/01/13-5/01/15	22,765	25,351,743
AMBAC Series A 5.00%, 10/15/12	11,965	13,067,335
Louisiana Loc Govt Envrn Fac & CDA (Cargo Acquisition Group) Series 02 6.65%, 1/01/25	505	474,725
Louisiana St Office Facs Corp. (Louisiana Lease St off Bldg) 5.00%, 3/01/13-3/01/18	13,405	14,419,836
Morehouse Parish LA PCR (International Paper Company) Series A 5.25%, 11/15/13	7,340	7,763,958
New Orleans LA GO NPFGC 5.25%, 12/01/20	5,845	6,008,426
Orange Grove CDD LA 5.30%, 11/01/21	1,745	1,240,887
Terrebonne Parish LA Wtrwks AMBAC Series A 5.25%, 11/01/23	2,000	2,086,120

		131,720,729

42	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts – 2.2%
Massachusetts Bay Trnsp Auth Series A 5.25%, 7/01/20 (Prerefunded/ETM)	$3,600	$3,922,344
Massachusetts Bay Trnsp Auth (Massachusetts GO) Series A 5.50%, 3/01/12	1,810	1,899,704
Massachusetts GO Series A 5.50%, 1/01/11	1,305	1,352,867
Series B 5.00%, 8/01/12	17,750	19,382,113
Series C 5.00%, 5/01/12	8,175	8,857,122
5.75%, 10/01/14 (Prerefunded/ETM)	3,325	3,412,115
NPFGC Series 2004 5.50%, 12/01/19	7,720	9,099,873
NPFGC Series D 5.375%, 8/01/22 (Prerefunded/ETM)	2,495	2,733,722
5.375%, 8/01/22 (Prerefunded/ETM)	110	120,525
5.50%, 11/01/12	20,050	22,316,652
Massachusetts Hlth & Ed Facs Auth (Caregroup, Inc.) Series E2 5.00%, 7/01/12-7/01/17	21,980	22,690,483
Massachusetts Hlth & Ed Facs Auth (Harvard Univ) Series N 6.25%, 4/01/20	2,820	3,550,239
Massachusetts Wtr Poll Abatmnt Series B 5.25%, 8/01/14 (Prerefunded/ETM)	995	1,110,738
Massachusetts Wtr Poll Abatmnt (Massachusetts SRF) Series A 5.125%, 2/01/16	3,460	3,466,955
Series B 5.25%, 8/01/14	60	66,268

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	43

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Univ of Massachusetts Bldg Auth (Univ of Massachusetts Lease) AMBAC 5.00%, 11/01/18	$18,690	$20,087,264

		124,068,984

Michigan – 1.9%
Detroit MI City SD GO AMBAC Series A 6.50%, 5/01/10	1,065	1,068,525
Detroit MI Swr Disp NPFGC Series B 6.00%, 7/01/10	2,510	2,521,245
Detroit MI Wtr Supply Sys FGIC Series A 5.25%, 7/01/33 (Prerefunded/ETM)	5,155	5,437,185
Grand Rapids MI Wtr Supply Sys NPFGC-RE 5.75%, 1/01/12	2,100	2,174,676
Lansing MI Cmnty Clg GO FGIC 5.50%, 5/01/16 (Prerefunded/ETM)	3,515	3,843,477
Michigan Bldg Auth (Michigan Lease Fac Prog) Series 2009 I 5.00%, 10/15/12-10/15/15	25,100	27,144,552
NPFGC Series 2004 5.375%, 10/01/13	1,805	1,968,389
Michigan COP NPFGC 5.375%, 9/01/19 (Prerefunded/ETM)	4,775	5,090,198
Michigan Mun Bond Auth (Michigan Mun Bond Sch Ln Prog) Series A 5.25%, 12/01/10	5,215	5,374,475
Michigan Pub Pwr Agy (Belle River Proj) NPFGC 5.25%, 1/01/14	3,380	3,733,615
Michigan Trunk Line Spl Tax Series 2009 5.00%, 11/01/19-11/01/23	11,510	12,522,125
AGM Series 05B 5.00%, 9/01/11	5,130	5,376,035

44	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

AGM Series A 5.50%, 11/01/18 (Prerefunded/ETM)	$1,110	$1,193,194
AGM Series B 5.00%, 9/01/13	2,055	2,268,206
NPFGC-RE 5.00%, 11/01/12	4,130	4,487,493
5.25%, 11/01/13	5,000	5,586,350
Walled Lake MI Cons SD GO 5.75%, 5/01/13 (Prerefunded/ETM)	2,000	2,007,540
Wayne State Univ MI Series 2009 A 5.00%, 11/15/21-11/15/23	14,100	15,236,487

		107,033,767

Minnesota – 0.3%
Minneapolis-St Paul MN Metro Arpt Commn (Minneapolis-St Paul MN Intl Arpt) Series B 5.00%, 1/01/14	2,175	2,330,752
Minnesota Mun Pwr Agy Elec 4.50%, 10/01/12	2,395	2,544,304
Southern MN Muni Pwr Agy AMBAC Series A 5.25%, 1/01/16	6,820	7,600,003
St. Paul MN Hsg & Redev Auth (Healtheast) 5.15%, 11/15/20	2,770	2,618,176
5.75%, 11/15/21	1,750	1,720,828

		16,814,063

Missouri – 0.2%
Jackson Cnty MO Pub Bldg Corp. 5.00%, 12/01/25	1,955	2,040,531
Kansas City MO Mun Assist Corp. NPFGC-RE 5.00%, 4/15/13	7,215	7,873,874

		9,914,405

Nebraska – 0.2%
Nebraska Pub Pwr Dist NPFGC Series B 5.00%, 1/01/11	10,355	10,685,117

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	45

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Nevada – 4.1%
Clark Cnty NV Airport PFC (Mccarran Airport) Series 2008 5.00%, 7/01/12	$2,745	$2,926,005
5.25%, 7/01/17	16,695	18,179,853
Series A 5.00%, 7/01/13-7/01/14	8,225	8,928,467
Clark Cnty NV Arpt (Mccarran Airport) AGM Series 2009 C 5.00%, 7/01/24	9,060	9,329,535
Clark Cnty NV GO AGM Series A 5.00%, 6/01/12	8,695	9,354,429
AGM Series B 5.00%, 6/01/12-6/01/13	12,325	13,397,576
AMBAC 5.00%, 11/01/15-11/01/16	17,095	18,931,700
AMBAC Series A 6.50%, 6/01/17	1,760	2,088,997
Clark Cnty NV Motor Vehicle Fuel Tax AMBAC 5.00%, 7/01/14-7/01/16	26,270	29,108,903
Clark Cnty NV SD GO Series 2008 A 5.00%, 6/15/21	5,000	5,306,550
AGM 5.50%, 6/15/12	13,425	14,596,465
AGM Series C 5.00%, 6/15/19	22,380	24,193,675
5.25%, 6/15/13	8,800	9,734,472
NPFGC Series C 5.00%, 6/15/13	5,595	6,145,940
NPFGC Series D 5.25%, 6/15/12	5,000	5,417,350
NPFGC-RE Series A 5.00%, 6/15/17	27,880	30,330,373
5.25%, 6/15/14	5,505	6,173,637
Clark Cnty NV SID #142 (Clark Cnty NV SID #142 Mtns Edg) 5.00%, 8/01/10	3,300	3,296,799
5.30%, 8/01/11	1,520	1,519,681

46	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Clark Cnty NV SID #151 (Clark Cnty NV SID #151 Summerlin) 4.40%, 8/01/12	$190	$176,514
Henderson NV LID # T-16 (Henderson NV LID # T-16 Falls) 4.75%, 3/01/13	970	530,532
Las Vegas NV SID #607 (Las Vegas NV SID #607 Provdnce) 5.15%, 6/01/11	1,990	1,985,682
Nevada GO Series 2008C 5.00%, 6/01/15	4,555	5,106,884
Series 2009 B 5.00%, 5/01/14	1,790	1,989,961

		228,749,980

New Hampshire – 0.1%
New Hampshire Hlth & Ed Fac Auth (Univ of New Hampshire) AMBAC 5.375%, 7/01/20	7,090	7,487,465

New Jersey – 6.9%
Garden St Presv Trust NJ AGM Series 05A 5.80%, 11/01/17	2,325	2,724,179
New Jersey COP (New Jersey COP Equip Purchase) Series A 5.00%, 6/15/13-6/15/14	7,320	8,011,480
New Jersey EDA (New Jersey Cigarette Tax) AGM Series 4 5.00%, 6/15/10	3,645	3,677,368
FGIC 5.00%, 6/15/10	12,500	12,541,500
FGIC Series 4 5.00%, 6/15/11	4,690	4,761,288
New Jersey EDA (New Jersey Lease Sch Fac) Series W 5.00%, 3/01/15	2,325	2,582,517
NPFGC Series G 5.00%, 9/01/13-9/01/15	24,090	26,391,950
New Jersey EDA (New Jersey Market Transition) NPFGC Series 1A 5.00%, 7/01/11	11,795	12,289,564

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	47

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Jersey EDA (New Jersey Trnst Pj Lease) 5.00%, 5/01/15-5/01/16	$55,310	$61,471,949
New Jersey GO 5.00%, 6/01/16	4,570	5,200,888
NPFGC 5.50%, 8/01/11	3,530	3,757,438
NPFGC-RE 5.25%, 7/01/16	3,515	4,041,336
New Jersey Trnsp Trust Fund (New Jersey Trnsp Trust Fund) AGM Series C 5.75%, 12/15/12	5,000	5,547,200
AMBAC Series A 5.50%, 12/15/13	7,415	8,328,305
NPFGC Series A 5.25%, 12/15/11-12/15/13	36,640	40,264,204
NPFGC Series B 5.25%, 12/15/13-12/15/14	20,985	23,488,285
NPFGC-RE Series A 5.00%, 6/15/13-6/15/14	11,520	12,697,983
NPFGC-RE Series B 5.25%, 12/15/13	5,000	5,571,600
New Jersey Turnpike Auth (New Jersey Turnpike) NPFGC Series A 6.00%, 1/01/11	14,175	14,742,709
Tobacco Settlement Auth NJ 6.25%, 6/01/43 (Prerefunded/ETM)	22,020	25,346,341
6.75%, 6/01/39 (Prerefunded/ETM)	84,940	99,077,414

		382,515,498

New York – 8.7%
New York NY GO 5.25%, 8/01/16	17,165	19,488,798
Series 04G 5.00%, 8/01/12	21,110	22,863,186
Series 2009 C 5.00%, 8/01/17-8/01/22	18,190	19,964,723
Series 4B 5.00%, 8/01/10	14,270	14,478,770
Series B 5.00%, 9/01/15	10,000	11,277,400
Series C 5.00%, 1/01/15-1/01/16	15,370	17,161,142
5.50%, 8/01/14	4,780	5,239,023

48	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series D 5.00%, 2/01/15-2/01/16	$10,290	$11,516,218
Series E 5.00%, 8/01/14-8/01/16	36,490	40,845,742
Series G 5.00%, 8/01/11	7,360	7,765,830
Series H 5.00%, 8/01/11	3,450	3,640,233
Series I 5.00%, 8/01/10	4,520	4,586,128
5.875%, 3/15/13	100	100,264
Series J 5.00%, 3/01/17	2,355	2,570,435
Series J-1 5.00%, 8/01/13	10,920	12,078,066
Series N 5.00%, 8/01/12	2,020	2,187,761
New York NY Trnsl Fin Auth 5.00%, 8/01/11	2,895	3,069,250
Series 2003 B 5.00%, 8/01/11 (Prerefunded/ETM)	2,005	2,125,681
Series B 5.25%, 2/01/29(d)	14,115	14,594,910
NPFGC Series D 5.25%, 2/01/20	2,360	2,556,328
NPFGC Series E 5.25%, 2/01/21-2/01/22	7,445	8,022,697
New York St Dormitory Auth (New York St Lease CUNY) Series 2008B 5.00%, 7/01/15-7/01/16	33,770	37,641,652
Series A 5.75%, 7/01/13	1,280	1,360,666
New York St Dormitory Auth (New York St Lease Mental Hlth) NPFGC Series 1998D 5.25%, 2/15/13	115	115,680
New York St Dormitory Auth (New York St Lease Svc Contract) Series 2009 A 5.00%, 7/01/19-7/01/24	25,050	27,030,253
New York St Dormitory Auth (New York St Pers Income Tax) Series 2009 G 5.00%, 3/15/19-3/15/21	13,865	15,560,423

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	49

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Dormitory Auth (New York Univ) NPFGC Series A 6.00%, 7/01/18	$2,865	$3,416,455
New York St Dormitory Auth (Orange Regl Med Ctr) 6.00%, 12/01/13-12/01/16	14,030	14,611,635
Series 2008 5.50%, 12/01/11	3,000	3,065,310
New York St HFA MFHR (New York St HFA) Series B 4.05%, 11/01/10	1,685	1,695,835
New York St Thruway Auth AGM Series 2005A 5.00%, 3/15/18 (Prerefunded/ETM)	3,650	4,155,379
NPFGC Series A 5.00%, 4/01/21 (Prerefunded/ETM)	4,700	5,175,734
New York St Thruway Auth (New York St Lease Thruway Svc Contract) 5.00%, 4/01/17	37,425	41,562,708
Series 2009 5.00%, 4/01/18	10,000	11,096,000
New York St Thruway Auth (New York St Pers Income Tax) AGM Series 2005A 5.00%, 3/15/18	4,210	4,604,098
New York St Thruway Auth (New York St Thruway Auth Hwy & Brdg) NPFGC Series C 5.25%, 4/01/11	6,115	6,404,729
NPFGC-RE Series B 5.00%, 4/01/13-4/01/16	50,800	56,960,986
Tobacco Settlement Fin Corp. NY (New York St Lease Tobacco Asset Sec) Series 2008 5.00%, 6/01/12	5,935	6,420,720
Series B-1C 5.50%, 6/01/14	16,680	16,700,016

		483,710,864

North Carolina – 3.3%
North Carolina Eastern Mun Pwr Agy Series 2009 B 5.00%, 1/01/17	1,020	1,129,762

50	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series A 5.00%, 1/01/14-1/01/15	$9,410	$10,381,534
5.50%, 1/01/11	4,070	4,195,641
6.00%, 1/01/26 (Prerefunded/ETM)	1,720	2,166,839
Series C 5.25%, 1/01/11	2,765	2,845,323
North Carolina Infra Fin Corp. COP Series A 5.00%, 2/01/13	4,295	4,705,903
AGM Series A 5.00%, 2/01/13-2/01/15	22,430	24,966,504
North Carolina Mun Pwr Agy #1 5.25%, 1/01/14	15,545	17,479,886
5.50%, 1/01/13 (Prerefunded/ETM)	4,170	4,473,910
Series A 5.25%, 1/01/15-1/01/17	64,050	72,647,692
5.50%, 1/01/12-1/01/13	13,775	14,881,604
Series C 5.25%, 1/01/14-1/01/17	18,155	20,539,595
AMBAC Series A 5.25%, 1/01/15	5,450	5,852,755

		186,266,948

Ohio – 0.9%
Cincinnati OH Wtr Series A 5.00%, 12/01/15	5,780	6,658,907
Cleveland OH Arpt Sys AMBAC Series 2006 A 5.00%, 1/01/23	3,145	3,202,333
5.25%, 1/01/20	2,315	2,439,292
Cleveland OH Wtrworks (Cleveland OH Wtr) NPFGC-RE Series K 5.25%, 1/01/13	5,000	5,329,800
Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC) Series A 7.00%, 8/01/21	4,130	3,988,919
Hamilton Cnty OH Sales Tax AMBAC Series B 5.75%, 12/01/12-12/01/13	1,310	1,346,820
5.75%, 12/01/13 (Prerefunded/ETM)	2,390	2,474,869

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	51

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Ohio Bldg Auth (Ohio Lease Adult Corr Fac) 5.00%, 4/01/12	$5,000	$5,371,800
Ohio Bldg Auth (Ohio Lease Workers Comp Fac) NPFGC-RE Series A 5.00%, 4/01/12	7,265	7,782,922
Ohio GO Series A 5.00%, 6/15/14	2,195	2,482,062
Series B 5.00%, 9/15/11	1,785	1,896,759
Ohio Wtr Dev Auth (Cleveland Electric Illum) Series 2008C 7.25%, 11/01/32	6,980	7,741,030

		50,715,513

Oklahoma – 0.8%
Mcgee Creek Auth OK Wtr NPFGC 6.00%, 1/01/23	3,980	4,260,908
Tulsa Cnty OK IDA (Tulsa Cnty OK IDA Cap Impt) AGM Series B 5.00%, 5/15/11-5/15/12	39,075	41,704,448

		45,965,356

Oregon – 0.7%
Clackamas & Washington Cntys SD #3 OR GO NPFGC-RE Series B 5.00%, 6/15/12	5,190	5,610,546
Oregon Dept of Admin Svc COP Series 2009 D 5.00%, 11/01/21-11/01/23	18,535	20,224,632
NPFGC Series B 5.25%, 5/01/14	1,775	1,900,706
Portland OR Swr Sys NPFGC Series A 5.00%, 6/15/13	5,090	5,671,736
Tri-County Met Trnsp Dist OR NPFGC 5.00%, 5/01/12	1,080	1,152,619
Washington Cnty OR SD #48-J GO AGM 5.00%, 6/01/13	4,600	5,093,902

		39,654,141

52	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pennsylvania – 4.0%
Allegheny Cnty PA GO NPFGC Series C-54 5.375%, 11/01/18 (Prerefunded/ETM)	$3,400	$3,773,626
Allegheny Cnty PA Hosp Dev Auth (UPMC Health Sys) Series 2008A 5.00%, 9/01/14	46,500	52,058,610
Series B 5.00%, 6/15/18	8,200	8,580,726
Allegheny Cnty PA Hosp Dev Auth (West Penn Allegheny Hlth Sys) Series A 5.00%, 11/15/10-11/15/13	20,400	20,856,699
Allegheny Cnty PA Redev Auth (Pittsburgh Mills Spl Tax) 5.10%, 7/01/14	485	465,775
Central Bucks PA SD GO NPFGC-RE 5.00%, 5/15/16	5,000	5,685,700
Pennsylvania GO 5.00%, 2/01/15	4,965	5,509,958
NPFGC-RE 5.50%, 2/01/14	5,310	6,076,339
Pennsylvania Pub Sch Bldg Auth (Philadelphia PA SD Lease) AGM Series A 5.00%, 6/01/14	5,370	5,838,747
Pennsylvania Turnpike Comm 5.00%, 6/01/15	4,260	4,710,964
Series 2009 B 5.00%, 6/01/16-6/01/20	50,040	54,404,540
Philadelphia PA IDA (Univ of Pennsylvania) Series 2007 0.86%, 4/26/14(a)+	7,300	7,114,653
Philadelphia PA Parking Auth (Philadelphia Airport Parking) 5.00%, 9/01/14-9/01/20	38,650	40,316,544
Series 2009 5.125%, 9/01/22	9,025	9,284,920

		224,677,801

Puerto Rico – 3.5%
Puerto Rico GO Series A 5.00%, 7/01/30	26,545	27,485,489
5.25%, 7/01/11	2,135	2,221,105

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	53

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico Govt Dev Bank Series B 5.00%, 12/01/10-12/01/13	$4,200	$4,425,898
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) Series M 5.50%, 7/01/13	15,205	16,227,688
Puerto Rico Pub Fin Corp. (Puerto Rico Lease) Series A 5.75%, 8/01/27	10,145	10,481,713
Puerto Rico Sales Tax Fin Corp. 5.50%, 8/01/21	36,000	39,199,320
Series 2009A 5.00%, 8/01/39	6,000	6,274,800
5.375%, 8/01/20	50,000	54,691,000
5.50%, 8/01/23	4,190	4,482,755
Univ of Puerto Rico Series P 5.00%, 6/01/12-6/01/14	13,525	14,223,668
Series Q 5.00%, 6/01/12-6/01/15	13,055	13,745,955

		193,459,391

Rhode Island – 0.4%
Rhode Island Depositors Corp. Series A 6.375%, 8/01/22 (Prerefunded/ETM)	5,780	7,390,944
AGM Series A 5.50%, 8/01/20 (Prerefunded/ETM)	1,500	1,780,170
5.75%, 8/01/19 (Prerefunded/ETM)	4,940	5,854,048
Rhode Island EDC (Rhode Island Dept of Trnsp) Series 2009A 5.25%, 6/15/17	7,955	9,121,362

		24,146,524

South Carolina – 0.9%
Greenville Cnty SD SC Lease 5.00%, 12/01/10-12/01/15	22,600	24,592,872
Horry Cnty SC SD GO Series A 5.375%, 3/01/18 (Prerefunded/ETM)	5,285	5,732,217

54	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Lancaster Cnty SC Edenmore ID Series B 5.375%, 12/01/16(b)	$3,726	$1,379,775
Newberry Inv IN Children SC (Newberry Cnty SC SD Lease) 5.25%, 12/01/23-12/01/25	2,315	2,300,158
Richland Cnty SC (International Paper Company) Series A 4.60%, 9/01/12	6,350	6,627,241
South Carolina Pub Svc Auth AGM Series D 5.25%, 1/01/14	2,080	2,299,502
NPFGC Series B 5.00%, 1/01/11-1/01/12	7,385	7,837,267

		50,769,032

Tennessee – 0.1%
Memphis Shelby Cnty Arpt Auth TN (Memphis Intl Airport) Series 2010 B 5.00%, 7/01/16-7/01/17	3,310	3,429,361
AMBAC Series D 6.25%, 3/01/18	1,055	1,071,754
Tennessee Energy Acq Corp. Gas (Goldman Sachs Group, Inc.) Series A 5.25%, 9/01/21	2,115	2,134,775

		6,635,890

Texas – 8.2%
Austin TX Utils Sys AGM 5.00%, 11/15/13	3,035	3,379,533
Bell Cnty TX Hlth Fac Dev Corp. 6.50%, 7/01/19 (Prerefunded/ETM)	1,000	1,227,580
Brownsville TX Util Sys AMBAC 6.25%, 9/01/10 (Prerefunded/ETM)	1,500	1,534,590
Camino Real Regl Mob Auth TX 5.00%, 2/15/14-2/15/22	66,195	68,805,377
Series 2008 5.00%, 8/15/21	5,000	4,927,350
Clear Creek TX ISD GO Series A 5.00%, 2/15/16	1,280	1,462,336

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	55

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Conroe TX ISD GO 5.00%, 2/15/16	$6,260	$6,986,786
Dallas Fort Worth TX Intl Arpt 5.00%, 11/01/14	2,500	2,759,150
Series 2009A 5.00%, 11/01/15	6,415	7,110,065
AMBAC Series 2003 A 5.50%, 11/01/14	2,000	2,149,760
Dallas TX GO 5.00%, 2/15/13	2,190	2,422,469
Dallas TX Wtr & Swr Sys 5.00%, 10/01/13	1,225	1,228,540
El Paso TX GO NPFGC-RE 5.00%, 8/15/12	5,750	6,267,730
Fort Worth TX ISD GO 5.00%, 2/15/16	5,000	5,712,250
Fort Worth TX Wtr & Swr AGM Series A 5.00%, 2/15/11	5,000	5,195,550
Garland TX GO Series 2010 5.00%, 2/15/24	3,800	4,188,284
Harris Cnty TX Fld Ctl Dist GO Series A 5.25%, 10/01/20 (Prerefunded/ETM)	1,920	2,201,568
5.25%, 10/01/22 (Prerefunded/ETM)	4,795	5,498,187
5.25%, 10/01/23 (Prerefunded/ETM)	5,255	6,025,646
Harris Cnty TX GO 5.375%, 10/01/18	920	976,267
Series 2010 A 5.00%, 10/01/23-10/01/25	17,490	19,448,062
Series A 5.25%, 10/01/24	14,000	15,536,220
Houston TX Arpt Sys Series 2009 A 5.00%, 7/01/21	2,030	2,168,182
Houston TX GO NPFGC Series A 5.00%, 3/01/11-3/01/12	32,690	34,195,532
5.25%, 3/01/14	10,040	11,355,842
NPFGC Series B 5.25%, 3/01/12	1,805	1,944,942

56	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Houston TX Hotel Occupancy Tax AMBAC Series A 5.50%, 9/01/10	$3,000	$3,049,050
Houston TX Wtr & Swr Sys AMBAC Series B 5.75%, 12/01/16 (Prerefunded/ETM)	3,000	3,365,370
5.75%, 12/01/17 (Prerefunded/ETM)	2,000	2,243,580
Lower Colorado River Auth TX AGM Series 1999 A 5.875%, 5/15/16	2,315	2,326,853
North Texas Tollway Auth TX (North Texas Tollway) Series 2008H 5.00%, 1/01/42	5,000	5,366,850
Series 2008H-1 5.00%, 1/01/43	49,970	51,337,679
Plano TX GO 5.00%, 9/01/13	5,045	5,658,926
Retama TX Dev Corp. 8.75%, 12/15/13 (Prerefunded/ETM)	2,045	2,480,012
8.75%, 12/15/14 (Prerefunded/ETM)	3,860	4,811,837
8.75%, 12/15/15 (Prerefunded/ETM)	1,200	1,515,300
SA Energy Acq Pub Fac Corp. Gas (Goldman Sachs Group, Inc.) 5.25%, 8/01/15	1,880	2,007,276
San Antonio TX Elec & Gas 5.00%, 2/01/19-2/01/21	68,355	76,956,861
5.375%, 2/01/13	5,000	5,566,600
5.375%, 2/01/20 (Prerefunded/ETM)	2,500	2,690,550
San Antonio TX GO NPFGC-RE Series 2006 5.25%, 8/01/12	5,000	5,495,650
Tarrant Cnty TX Cult Ed Fac Fin Corp. (Buckingham Senior Living) 5.25%, 11/15/16	1,160	1,160,568
Tarrant Cnty TX Hlth Fac Dev AMBAC Series A 5.125%, 9/01/12 (Prerefunded/ETM)	1,715	1,811,555

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	57

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Texas A & M Univ Series 2009 A 5.00%, 5/15/19	$3,370	$3,845,878
Series 2009 D 5.00%, 5/15/18	2,000	2,282,860
Texas GO Series A 5.50%, 10/01/12	1,055	1,126,476
Texas Mun Pwr Agy NPFGC Zero Coupon 9/01/13	2,345	2,161,433
Texas PFA (Texas Lease Bldg & Procur) AMBAC 5.00%, 2/01/15	5,000	5,573,700
Texas St Univ Sys AGM 5.25%, 3/15/13	5,320	5,725,863
Texas Trnsp Comm (Texas St Hwy Fund First Tier) 5.00%, 4/01/14-4/01/16	14,985	17,027,524
Series 2007 5.00%, 4/01/24	8,380	9,088,194
Univ of Puerto Rico Series B 5.375%, 8/15/19 (Prerefunded/ETM)	1,270	1,348,499
Univ of Texas Series D 5.00%, 8/15/14	5,850	6,676,020

		457,408,762

Utah – 0.1%
Intermountain Pwr Agy UT AMBAC 5.00%, 7/01/10	1,555	1,571,358
Utah GO Series 2009 C 5.00%, 7/01/18	1,655	1,918,443

		3,489,801

Virginia – 0.2%
Amelia Cnty VA IDA (Waste Management, Inc.) 3.375%, 4/01/27 Broad Street CDA VA 7.125%, 6/01/15	1,040 3,314	1,040,000 3,224,157

58	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Celebrate Virginia North CDA VA Series B 6.25%, 3/01/18(b)	$2,946	$2,470,928
Norfolk VA GO NPFGC 5.00%, 3/01/14	3,065	3,437,919
Richmond VA GO AGM 5.50%, 1/15/12	4,000	4,185,640

		14,358,644

Washington – 8.1%
Central Puget Sound WA RTA AMBAC Series A 5.00%, 11/01/18	1,015	1,102,818
Cowlitz Cnty WA Spl Swr (Cowlitz Cnty WA Special Swr) NPFGC-RE 5.50%, 11/01/19	1,435	1,523,740
Energy Northwest WA AMBAC Series A 5.25%, 7/01/11 (Prerefunded/ETM)	120	127,106
Energy Northwest WA (Bonneville Power Admin) Series 2007 5.00%, 7/01/16	9,355	10,662,548
Series 2007C 5.00%, 7/01/16-7/01/17	17,700	20,165,272
Series 2008A 5.25%, 7/01/16	28,225	32,574,472
Series A 5.00%, 7/01/12-7/01/15	31,200	35,265,807
5.50%, 7/01/13	3,840	4,336,320
Series C
5.00%, 7/01/14-7/01/16	26,260	29,814,908
Series D 5.00%, 7/01/13	5,060	5,634,259
AMBAC Series A 5.00%, 7/01/18	5,040	5,540,220
5.25%, 7/01/11	4,385	4,639,637
NPFGC Series A 5.25%, 7/01/13	6,545	7,339,367
5.50%, 7/01/12	1,945	2,136,213
5.75%, 7/01/17-7/01/18	9,455	10,307,752
King Cnty WA SD #001 GO Series A 5.00%, 12/01/12-12/01/13	53,690	59,692,447

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	59

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Seattle WA Mun Light & Pwr 5.625%, 12/01/12-12/01/16	$6,590	$6,782,327
AGM 5.00%, 8/01/13	9,915	10,993,554
Tacoma WA Elec Sys AGM 5.00%, 1/01/15	20,945	23,548,254
Washington St GO Series 2003A 5.00%, 7/01/13	5,000	5,434,100
Series A 5.00%, 7/01/13	10,330	11,530,243
Series B 5.00%, 7/01/13	1,700	1,897,523
Series C 5.00%, 1/01/13 (Prerefunded/ETM)	5,000	5,169,250
5.00%, 1/01/14-1/01/17	46,490	52,606,418
AGM 5.00%, 7/01/15	5,405	6,218,723
AGM Series 2007A 5.00%, 7/01/14	6,260	7,119,936
AGM Series B 5.00%, 7/01/13	5,785	6,466,878
AGM Series D 5.00%, 1/01/14	2,655	2,986,185
AMBAC 5.00%, 1/01/12-1/01/14	32,625	35,920,700
AMBAC Series A 5.00%, 1/01/14	8,810	9,891,868
AMBAC Series C 5.00%, 1/01/15-1/01/16	17,610	20,056,836
AMBAC Series E 5.00%, 1/01/13-1/01/14	8,775	9,771,666
NPFGC Series 2004A 5.00%, 7/01/13	2,050	2,288,190
Washington St Hlth Care Facs Auth (Children’s Hosp & Regl Med Ctr) AGM 5.25%, 10/01/14	3,975	3,987,283

		453,532,820

Wisconsin – 1.9%
Wisconsin GO AGM Series B 5.25%, 5/01/17 (Prerefunded/ETM)	2,000	2,093,700

60	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

AMBAC Series 1 5.00%, 5/01/16	$4,890	$5,544,918
NPFGC Series 1 5.25%, 5/01/13	4,545	5,063,084
NPFGC Series 2 5.00%, 5/01/14	19,965	22,427,483
NPFGC Series A 5.00%, 5/01/13	12,570	13,908,831
NPFGC Series B 5.00%, 5/01/11-5/01/13	16,640	17,717,118
NPFGC-RE Series 3 5.25%, 5/01/13	5,500	6,126,945
NPFGC-RE Series E 5.00%, 5/01/15	4,175	4,741,380
Wisconsin Trnsp Auth (Wisconsin Trnsp Auth Spl Tax) AGM Series A
5.25%, 7/01/14-7/01/16	12,610	14,406,719
AMBAC Series B 5.00%, 7/01/13	4,270	4,740,255
NPFGC-RE 5.00%, 7/01/16	6,885	7,783,768
NPFGC-RE Series I 5.00%, 7/01/17	2,000	2,261,140

		106,815,341

Total Long-Term Municipal Bonds (cost $4,871,461,557)		5,015,139,981

Short-Term Municipal Notes – 0.2%
Colorado – 0.2%
Colorado Edl & Cultural Facs Auth (Natl Jewish Fed Bd Prog) 0.30%, 7/01/29-7/01/36(f)	9,455	9,455,000

New York – 0.0%
Port Authority of NY & NJ 0.35%, 6/01/20(f)	700	700,000

Total Short-Term Municipal Notes (cost $10,155,000)		10,155,000

Total Municipal Obligations (cost $4,881,616,557)		5,025,294,981

AGENCIES – 8.3%
Other – 8.3%
Federal Home Loan Bank 2.25%, 4/13/12	50,000	51,057,050

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	61

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Federal Home Loan Banks 1.75%, 8/22/12	$110,000	$110,821,260
Federal Home Loan Banks 1.50%, 1/16/13	302,000	301,463,044

Total Agencies (cost $463,606,452)		463,341,354

SHORT-TERM INVESTMENTS – 0.2%
Time Deposit – 0.2%
State Street Time Deposit 0.01%, 4/01/10 (cost $10,947,000)	10,947	10,947,000

Total Investments – 98.7% (cost $5,356,170,009)		5,499,583,335
Other assets less liabilities – 1.3%		72,874,372

Net Assets – 100.0%		$5,572,457,707

INTEREST RATE SWAP TRANSACTIONS (see Note 3.B)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Merrill Lynch	$22,255	2/12/12	SIFMA	*	3.548%	$1,193,526

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA).

(a)	Floating Rate Security. Stated interest rate was in effect at March 31, 2010.

(b)	Illiquid security.

(c)	Security is in default and is non-income producing.

(d)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2010.

(e)	Variable rate coupon, rate shown as of March 31, 2010.

(f)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
+	Private placement.

As of March 31, 2010, the Portfolio held 32.5% of net assets in insured bonds (of this amount 5.9% represents the Portfolio’s holding in pre-refunded or escrowed to maturity bonds).

62	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

Glossary:

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CDA – Community Development Authority

CDD – Community Development District

CFD – Community Facilities District

COP – Certificate of Participation

CSD – Central/Community School District

DOT – Department of Transportation

EDA – Economic Development Agency

EDC – Economic Development Corporation

ETM – Escrowed to Maturity

FGIC – Financial Guaranty Insurance Company

GAN – Grant Anticipation Note

GO – General Obligation

HFA – Housing Finance Authority

ID – Improvement District

IDA – Industrial Development Authority/Agency

ISD – Independent School District

LID – Local Improvement District

MFHR – Multi-Family Housing Revenue

NPFGC – National Public Finance Guarantee Corporation

NPFGC-RE – National Public Finance Guarantee Corporation reinsuring FGIC

PCR – Pollution Control Revenue Bond

PFA – Public Finance Authority

PFC – Passenger Facility Charge

RTA – Regional Transportation Authority

SD – School District

SFMR – Single Family Mortgage Revenue

SID – Special Improvement District

SRF – State Revolving Fund

SSA – Special Services Area

TRAN – Tax & Revenue Anticipation Note

UPMC – University of Pittsburgh Medical Center

USD – Unified School District

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	63

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

March 31, 2010 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 91.9%
Long-Term Municipal Bonds – 90.5%
New York – 69.7%
Albany Cnty NY GO NPFGC-RE 5.00%, 10/01/12	$605	$623,410
Erie Cnty NY IDA (Buffalo NY SD) AGM 5.00%, 5/01/14	1,120	1,240,030
5.75%, 5/01/24	1,520	1,624,819
AGM Series A 5.00%, 5/01/16	1,210	1,339,107
Long Island Pwr Auth NY NPFGC Series D 5.00%, 9/01/12	10,115	10,962,334
NPFGC Series F 5.00%, 5/01/13-5/01/16	34,590	38,291,339
Metropolitan Trnsp Auth NY Series B 5.00%, 11/15/16-11/15/17	6,645	7,235,536
AMBAC Series A 5.50%, 11/15/18	5,325	5,725,813
AMBAC Series B 5.00%, 7/01/20 (Prerefunded/ETM)	535	535,562
AMBAC Series B-1 5.00%, 7/01/18 (Prerefunded/ETM)	1,000	1,071,180
NPFGC Series E 5.00%, 11/15/10	10,150	10,400,502
Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax) AGM Series A 5.25%, 11/15/12	7,425	8,136,538
NPFGC Series A 5.00%, 11/15/11	1,865	1,980,611
5.25%, 11/15/13	2,660	3,003,034
NPFGC-RE Series A 5.25%, 11/15/15-11/15/16	12,965	14,766,775
Nassau Cnty NY GO Series 2009 F 5.00%, 10/01/11	1,335	1,412,764
AMBAC Series A 5.50%, 7/01/10	1,120	1,133,026
6.00%, 7/01/11	1,000	1,062,020
NPFGC-RE Series A 6.00%, 7/01/12-7/01/13	2,000	2,232,740

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Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Nassau Cnty NY IDA (No. Shore L.I. Jewish Obl Grp) 5.625%, 11/01/10	$140	$143,171
Nassau Cnty NY Interim Fin Auth (Nassau Cnty NY Sales Tax) AMBAC 5.375%, 11/15/15-11/15/16	1,100	1,161,000
AMBAC Series B 5.00%, 11/15/14	3,595	4,020,504
AMBAC Series H 5.25%, 11/15/13	1,745	1,987,171
New York Bridge Auth 5.00%, 1/01/17	4,575	4,782,293
New York NY GO 5.00%, 4/01/11-8/15/16	30,450	33,368,341
5.25%, 9/01/14-9/01/16	23,140	26,206,243
5.50%, 8/01/13	8,055	8,886,920
Series 04G 5.00%, 8/01/12	3,910	4,234,726
Series 4B 5.00%, 8/01/10	1,125	1,141,459
Series A 5.25%, 8/01/17	5,705	6,205,386
Series B 5.00%, 8/01/10	2,615	2,653,257
Series C 5.00%, 1/01/16	4,410	4,920,634
5.50%, 8/01/14-9/15/19	6,970	7,637,841
5.50%, 9/15/19 (Prerefunded/ETM)	900	1,029,438
Series E 5.00%, 8/01/16	5,500	6,165,720
Series F 5.25%, 8/01/16	3,335	3,468,800
Series G 5.00%, 8/01/10-8/01/11	2,540	2,617,670
Series H 5.00%, 8/01/11	1,080	1,139,551
Series I 5.00%, 8/01/10-8/01/14	7,965	8,363,651
AGM 5.25%, 8/01/12-8/01/14	13,615	14,912,438
NPFGC 5.00%, 8/01/16	2,350	2,571,887
5.75%, 8/01/11	7,570	8,061,748
NPFGC-RE 5.00%, 8/01/13	2,750	3,041,638

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	65

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

XLCA 6.50%, 5/15/17 (Prerefunded/ETM)	$2,740	$2,785,895
New York NY Hlth & Hosp Corp. 5.00%, 2/15/14	10,215	11,109,119
New York NY IDA 5.75%, 11/01/12 (Prerefunded/ETM)	1,655	1,723,285
New York NY IDA (Magen David Yeshivah) ACA 4.99%, 6/15/13	4,395	4,346,699
New York NY Mun Wtr Fin Auth 5.00%, 6/15/19-6/15/22	40,390	44,600,625
5.50%, 6/15/17	2,460	2,602,311
Series FF 5.00%, 6/15/25	24,730	27,085,532
New York NY Trnsl Fin Auth 5.00%, 11/01/11-11/01/15	52,775	58,883,571
5.25%, 8/01/14-2/01/21	4,930	5,390,998
5.25%, 5/01/17 (Prerefunded/ETM)	1,000	1,052,590
5.50%, 2/01/17 (Prerefunded/ETM)	3,360	3,535,829
5.50%, 2/15/17 (Prerefunded/ETM)	1,755	1,906,492
Series C 5.50%, 2/15/17	440	470,197
Series 02A 5.50%, 11/01/26(a)	17,885	19,085,620
Series B 5.25%, 2/01/29(a)	18,175	18,792,950
Series C 5.25%, 2/01/13	5,010	5,547,172
AMBAC 5.25%, 8/01/20	1,125	1,202,400
5.25%, 8/01/20 (Prerefunded/ETM)	1,030	1,133,608
NPFGC 5.25%, 2/01/20	6,425	6,959,496
NPFGC Series E 5.25%, 2/01/21	2,000	2,158,400
NPFGC-RE 5.00%, 11/01/13	18,405	20,669,735
5.50%, 11/01/13	7,075	7,836,694
New York NY Trst for Cult Res (Lincoln Center Performing Arts) 5.75%, 12/01/16	22,790	25,837,707
New York St Dormitory Auth 5.00%, 11/01/11 (Prerefunded/ETM)	3,875	3,972,428
5.375%, 7/01/19 (Prerefunded/ETM)	1,400	1,538,040
AGM 5.75%, 8/15/11 (Prerefunded/ETM)	40	40,786

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Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

5.75%, 2/15/12 (Prerefunded/ETM)	$960	$978,864
5.75%, 2/15/12 (Prerefunded/ETM)	35	35,688
5.75%, 2/15/12 (Prerefunded/ETM)	5	5,098
5.875%, 2/15/13 (Prerefunded/ETM)	90	91,808
5.875%, 2/15/13 (Prerefunded/ETM)	10	10,201
FGIC 5.50%, 7/01/17 (Prerefunded/ETM)	1,640	1,741,549
5.50%, 7/01/20 (Prerefunded/ETM)	1,000	1,061,920
NPFGC 5.20%, 2/15/16 (Prerefunded/ETM)	1,000	1,116,040
New York St Dormitory Auth (Brookdale Hospital Med Ctr) NPFGC 5.20%, 2/15/14	1,140	1,142,337
New York St Dormitory Auth (Ithaca College) 5.00%, 7/01/17	12,195	12,960,602
New York St Dormitory Auth (Montefiore Medical Center) 5.00%, 8/01/14	1,000	1,063,310
New York St Dormitory Auth (Mt Sinai Hlth) 5.00%, 7/01/11	2,780	2,788,729
New York St Dormitory Auth (New York Medical College) NPFGC 5.25%, 7/01/11	1,085	1,091,282
New York St Dormitory Auth (New York St Lease Mental Hlth) 5.00%, 2/15/15-2/15/16	26,330	29,344,138
AGM 5.00%, 2/15/16	3,830	4,245,095
5.75%, 8/15/11	5	5,081
NPFGC 5.00%, 8/15/17	480	480,240
NPFGC Series 1998D 5.25%, 2/15/13	110	110,650
New York St Dormitory Auth (New York St Lease Secured Hosp) 3.875%, 2/15/12	1,000	1,042,410
4.00%, 2/15/13-8/15/15	9,035	9,591,619
New York St Dormitory Auth (New York St Lease SUNY) Series B 5.25%, 11/15/23(b)	4,960	5,337,010
New York St Dormitory Auth (New York St Pers Income Tax) 5.00%, 3/15/12-3/15/18	78,800	88,500,487

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	67

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2008 A 5.00%, 3/15/20	$4,750	$5,267,987
Series 2009 D 5.00%, 6/15/18-6/15/20	9,230	10,488,304
Series Series G 5.00%, 3/15/17-3/15/18	15,885	18,021,987
AGM 5.00%, 3/15/13	2,525	2,789,140
AMBAC 5.00%, 3/15/15	1,650	1,875,126
NPFGC-RE 5.50%, 3/15/14	4,750	5,262,810
New York St Dormitory Auth (New York Univ) NPFGC 5.00%, 7/01/11	1,815	1,906,022
5.75%, 7/01/12	1,540	1,692,676
NPFGC Series A 6.00%, 7/01/18	1,000	1,192,480
New York St Dormitory Auth (NYU Hosp Center) 5.00%, 7/01/10	1,000	1,004,500
New York St Dormitory Auth (Winthrop So Nassau Univ Hlth) AMBAC Series A 5.25%, 7/01/18	1,000	1,023,170
AMBAC Series B 5.25%, 7/01/19	1,325	1,352,891
New York St Dormitory Auth (Wyckoff Heights Medical Ctr) NPFGC 5.20%, 2/15/16	5,820	5,831,989
New York St Energy Res & Dev Auth (New York St Elec and Gas Corp.) NPFGC Series C 0.679%, 4/01/34(b)(c)(d)	17,725	14,308,843
New York St Envrn Fac Corp. (New York NY Mun Wtr Fin Auth) 5.00%, 6/15/14-6/15/25	30,070	32,946,131
5.75%, 6/15/11	745	792,054
Series 2009 A 5.25%, 6/15/24	7,300	8,198,630
New York St Envrn Fac Corp. (New York St Pers Income Tax) NPFGC-RE 5.00%, 12/15/23	1,060	1,148,711

68	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Envrn Fac Corp. (New York St SRF) 4.95%, 6/15/10	$1,730	$1,733,218
5.20%, 12/15/15	225	225,461
5.375%, 11/15/18	1,485	1,556,414
5.875%, 7/15/20	4,560	4,611,437
New York St Liberty Corp. (National Sports Museum Proj) 6.125%, 2/15/19(c)(e)	1,980	5,940
New York St Loc Gov Asst Corp. 5.00%, 4/01/18-4/01/20	22,670	25,629,219
AGM 5.00%, 4/01/13	4,230	4,698,769
New York St Mortgage Agy SFMR (New York St Mortgage Agy) 4.50%, 4/01/23	2,590	2,628,617
New York St Pwr Auth NPFGC 5.00%, 11/15/16	6,180	7,079,128
New York St Thruway Auth AGM Series 2005A 5.00%, 3/15/18 (Prerefunded/ETM)	895	1,018,922
New York St Thruway Auth (New York St Lease Thruway Svc Contract) NPFGC 5.10%, 4/01/10	1,050	1,050,000
New York St Thruway Auth (New York St Pers Income Tax) 5.00%, 3/15/14-3/15/16	10,950	12,363,269
AGM 5.00%, 3/15/14-3/15/15	8,840	9,995,380
AGM Series 2005A 5.00%, 3/15/18	1,035	1,131,886
AMBAC 5.00%, 3/15/15	10,170	11,557,595
New York St Thruway Auth (New York St Thruway Auth Gen) 4.00%, 7/15/11	48,785	50,913,977
AMBAC 5.00%, 1/01/13-1/01/14	12,285	13,487,592
New York St Thruway Auth (New York St Thruway Auth Hwy & Brdg) AGM 5.00%, 4/01/12-4/01/17	23,035	25,880,589
AGM Series 5B 5.00%, 4/01/14	64,440	72,442,804

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	69

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

AMBAC 5.25%, 4/01/11-4/01/14	$20,665	$22,398,676
NPFGC 5.00%, 4/01/24	1,060	1,117,770
5.25%, 4/01/12-4/01/14	13,930	15,515,627
NPFGC Series C 5.25%, 4/01/11	4,625	4,844,133
NPFGC-RE Series B 5.00%, 4/01/13-4/01/16	27,025	30,074,216
New York St UDC (New York St Lease UDC Svc Cont) 5.00%, 1/01/19	3,525	3,847,573
New York St UDC (New York St Pers Income Tax) 5.00%, 3/15/16	2,045	2,311,157
AMBAC 5.00%, 12/15/20	6,265	6,857,481
Niagara Falls NY Bridge Comm FGIC 6.30%, 10/01/12 (Prerefunded/ETM)	4,670	5,262,716
Onondaga Cnty NY GO 5.70%, 4/01/11 (Prerefunded/ETM)	1,830	1,925,910
5.70%, 4/01/11	770	810,517
Port Authority of NY & NJ NPFGC-RE 5.125%, 11/15/15	1,355	1,365,081
XLCA Series CONS 143rd 5.00%, 10/01/17	6,370	6,747,805
Tobacco Settlement Fin Corp. NY (New York St Lease Tobacco Asset Sec) 5.00%, 6/01/11	4,485	4,696,423
5.50%, 6/01/15-6/01/16	16,755	17,514,489
Series 2008 5.00%, 6/01/12	8,000	8,654,720
Series A-1 5.50%, 6/01/15T91n	3,820	3,847,771
Series B-1C 5.50%, 6/01/14	16,645	16,664,974
Tompkins Cnty NY IDA (Ithaca College) 5.00%, 7/01/16	2,615	2,771,508
Triborough Brdg & Tunl Auth NY 5.00%, 11/15/11-1/01/20	50,010	56,366,151
5.25%, 11/15/12-1/01/17	19,480	21,566,680
5.50%, 1/01/12 (Prerefunded/ETM)	5,825	6,152,714
5.50%, 1/01/17 (Prerefunded/ETM)	9,370	10,768,941

70	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

NPFGC 5.125%, 1/01/18 (Prerefunded/ETM)	$8,165	$8,275,881
5.25%, 11/15/15	3,145	3,648,420
Triborough Brdg & Tunl Auth NY (New York St Lease Nyc Conv Ctr) 6.00%, 1/01/11	1,490	1,550,464
Ulster Cnty NY IDA (Kingston Regl Sr Lvg Corp.) 5.25%, 9/15/16	975	900,530
Yonkers NY GO NPFGC 5.00%, 8/01/12-8/01/14	7,925	8,556,785

		1,352,639,745

Alabama – 0.6%
Alabama Pub Sch & Clg Auth Series B 5.00%, 5/01/18	11,055	12,318,587

Arizona – 0.0%
Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	675	633,218

California – 3.9%
California Econ Recovery (California Econ Rec Spl Tax) Series 2009A 5.25%, 7/01/21	5,000	5,491,300
Series A 5.00%, 7/01/18-7/01/20	27,975	30,734,407
California Statewide CDA (California GO) Series 2009 5.00%, 6/15/13	26,250	28,200,112
San Diego Cnty CA Wtr Auth NPFGC Series 1991B 6.30%, 4/21/11(f)	9,000	9,044,280
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) Series 2009 E 5.00%, 5/01/21	1,245	1,329,125

		74,799,224

Colorado – 0.1%
Denver Co. City & Cnty Arpt (Denver Intl Airport) Series D 7.75%, 11/15/13	635	697,497

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	71

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Todd Creek Farms Met Dist #1 Co. 5.60%, 12/01/14(c)	$2,765	$1,264,462

		1,961,959

Florida – 4.4%
Beacon Tradeport CDD FL Series B 7.125%, 5/01/22	1,180	1,218,232
Citizens Ppty Ins Corp. FL Series 2009A1 6.00%, 6/01/16	32,640	35,757,446
Series 2010A 5.00%, 6/01/16(g)	7,120	7,417,830
Concorde Estates CDD FL Series 04B 5.00%, 5/01/11(c)(e)	690	258,750
Dupree Lakes CDD FL 5.00%, 11/01/10	340	279,538
Durbin Crossing CDD FL Series 1 5.25%, 11/01/15	3,125	2,013,219
Series B-2 4.875%, 11/01/10	1,995	1,691,880
Fiddlers Creek CDD #2 FL Series B 5.75%, 5/01/13(c)(e)	950	389,082
Florida Brd of Ed Lottery Series 2010 C 5.00%, 7/01/18	16,245	18,085,234
Hammock Bay CDD FL Series B 5.375%, 5/01/11	60	59,480
Heritage Plantation CDD FL Series B 5.10%, 11/01/13(c)	955	446,930
Lakewood Ranch Stwdshp Dist FL Series B 5.00%, 5/01/13	230	184,076
Landmark at Doral CDD FL Series B 5.20%, 5/01/15(c)(e)	1,710	565,035
Live Oak No 2 CDD 7.36%, 11/01/20	750	723,870
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 6.75%, 11/15/24	3,300	3,242,679

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Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Miami-Dade Cnty FL Aviation (Miami Intl Airport) 5.75%, 10/01/20	$1,435	$1,580,409
Midtown Miami CDD FL Series 04A 6.00%, 5/01/24	1,290	1,207,363
Overoaks CDD FL Series 4B 5.125%, 5/01/09(e)	875	431,786
Parkway Center CDD FL Series B 5.625%, 5/01/14	1,845	1,331,481
Paseo CDD FL 5.00%, 2/01/11(c)(e)	860	353,985
Polk Cnty FL SD Sales Tax AGM 5.00%, 10/01/16	2,665	2,890,326
Quarry CDD FL (The) 5.25%, 5/01/16	1,910	1,565,646
Six Mile Creek CDD FL 5.50%, 5/01/17(c)	1,285	592,102
Sterling Hill CDD FL Series B 5.50%, 11/01/10	170	154,681
Stoneybrook CDD FL Series B 5.45%, 11/01/15(c)	4,300	1,939,300
Tern Bay CDD FL Series B 5.00%, 5/01/15(c)(e)	1,475	472,000
Venetian CDD FL Series B 5.95%, 5/01/12	180	174,564
Verano CDD FL Series B 5.00%, 11/01/13	1,750	1,209,827

		86,236,751

Georgia – 0.4%
Main Street Nat Gas, Inc. (JP Morgan Chase) Series A 5.00%, 3/15/17	6,975	7,380,945

Guam – 0.2%
Guam Wtrworks Auth 5.00%, 7/01/11	2,160	2,205,857

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	73

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Guam Wtrworks Auth COP 5.18%, 7/01/15 (Prerefunded/ETM)	$2,484	$2,488,783

		4,694,640

Illinois – 0.3%
Bolingbrook IL Sales Tax 5.75%, 1/01/15	1,695	1,104,140
Cortland IL Spl Tax (Sheaffer Sys Proj Assmt) 5.50%, 3/01/17(c)	1,307	783,507
Cortland IL SSA #10 5.125%, 3/01/14	2,991	2,738,171
Pingree Grove SSA #1 IL (Pingree Grove SSA #1 Cambridge) Series 5-1 5.25%, 3/01/15	769	696,691

		5,322,509

Indiana – 0.7%
Indiana Bond Bank Gas (JP Morgan Chase) 5.25%, 10/15/18-10/15/21	10,745	11,111,634
South Bend IN Econ Dev (One Michiana Square Proj) 1.00%, 10/01/09(b)(e)	3,110	1,555,000

		12,666,634

Louisiana–0.2%
Isabella Lakes CDD LA 6.00%, 8/01/22	1,515	1,007,066
Juban Parc LA CDD (Juban Parc CDD LA) 5.15%, 10/01/14	1,155	1,083,621
Whispering Springs CDD LA 5.20%, 10/01/21	1,500	1,017,060

		3,107,747

Nevada – 0.8%
Clark Cnty NV Arpt AGM Series C 2009 5.00%, 7/01/23	7,400	7,659,592
Clark Cnty NV SD GO Series B 5.00%, 6/15/17	3,620	3,996,335
Henderson NV LID # T-16 (Henderson NV LID # T-16 Falls) 4.625%, 3/01/12	535	331,866

74	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Las Vegas NV SID #607 (Las Vegas NV SID #607 Providence) 5.00%, 6/01/10	$1,845	$1,845,443
5.35%, 6/01/12	1,360	1,343,897

		15,177,133

New Jersey – 0.4%
Tobacco Settlement Auth NJ 5.75%, 6/01/32 (Prerefunded/ETM)	8,030	8,633,615

North Carolina – 0.3%
North Carolina Eastern Mun Pwr Agy 5.00%, 1/01/15	1,475	1,631,040
5.375%, 1/01/17	2,285	2,425,802
North Carolina Mun Pwr Agy #1 Series A 5.25%, 1/01/17	2,290	2,599,058

		6,655,900

Ohio – 0.3%
Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC) Series A 7.00%, 8/01/21	1,395	1,347,347
Ohio Air Quality Dev Auth (Cleveland Electric Illum) 7.25%, 11/01/32(b)	4,830	5,356,615

		6,703,962

Pennsylvania – 1.4%
Allegheny Cnty PA Hosp Dev Auth (West Penn Allegheny Hlth Sys) Series 07A 5.00%, 11/15/17	9,845	9,221,418
Philadelphia PA Parking Auth 5.00%, 9/01/16-9/01/21	14,925	15,412,704
5.25%, 9/01/23	2,075	2,145,508

		26,779,630

Puerto Rico – 5.7%
Puerto Rico Elec Pwr Auth 5.25%, 7/01/13-7/01/15	12,425	13,615,329
5.50%, 7/01/16-7/01/19	13,000	14,227,540
NPFGC 5.50%, 7/01/16	3,695	4,085,968
Puerto Rico GO 5.00%, 7/01/13	4,980	5,278,452
5.25%, 7/01/14	1,305	1,394,640

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	75

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico Govt Dev Bank 5.00%, 12/01/11-12/01/14	$12,470	$13,146,461
Series B 5.00%, 12/01/13	4,410	4,675,173
NPFGC Series 2009 4.75%, 12/01/15	7,460	7,663,360
Puerto Rico Pub Bldgs Auth 5.25%, 7/01/11 (Prerefunded/ETM)	5	5,285
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) 5.00%, 7/01/28(b)	1,000	1,035,430
5.75%, 7/01/15	4,245	4,625,989
Series C 5.25%, 7/01/11	1,780	1,851,787
Puerto Rico Pub Fin Corp. (Puerto Rico Lease) Series A 5.75%, 8/01/27(b)	1,405	1,451,632
Puerto Rico Sales Tax Fin Corp. 5.50%, 8/01/22	23,245	25,088,793
Series 2009A 5.00%, 8/01/39(b)	11,300	11,817,540
Univ of Puerto Rico 5.00%, 6/01/13	1,015	1,066,532

		111,029,911

South Carolina – 0.0%
Lancaster Cnty SC Edenmore ID Series B 5.375%, 12/01/16(c)	1,159	429,189

Tennessee – 0.9%
Tennessee Energy Acq Corp. Gas (Goldman Sachs Group, Inc.) Series A 5.25%, 9/01/21	17,375	17,537,456

Virginia – 0.2%
Broad Street CDA VA 7.125%, 6/01/15	1,686	1,640,293
Celebrate Virginia North CDA VA Series B 6.25%, 3/01/18(c)	1,448	1,214,495

		2,854,788

Total Long-Term Municipal Bonds (cost $1,711,095,397)		1,757,563,543

76	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Short-Term Municipal Notes – 1.4%
New York – 1.4%
Metropolitan Trnsp Auth NY 0.32%, 11/01/26(b)(h)	$1,700	$1,700,000
New York NY Trnsl Fin Auth 0.31%, 11/01/22(b)(h)	10,325	10,325,000
Series B 0.29%, 2/01/31(b)(h)	10,300	10,300,000
New York NY Trst for Cult Res (Lincoln Center Performing Arts) 0.31%, 12/01/35(b)(h)	4,200	4,200,000

Total Short-Term Municipal Notes (cost $26,525,000)		26,525,000

Total Municipal Obligations (cost $1,737,620,397)		1,784,088,543

AGENCIES – 6.8%
Other – 6.8%
Federal Home Loan Banks 1.75%, 8/22/12	44,000	44,328,504
Federal Home Loan Banks 1.50%, 1/16/13	87,000	86,845,314

		131,173,818

Total Agencies (cost $131,183,665)		131,173,818

SHORT-TERM INVESTMENTS – 0.1%
Time Deposit – 0.1%
State Street Time Deposit 0.01%, 4/01/10 (cost $2,346,000)	2,346	2,346,000

Total Investments – 98.8% (cost $1,871,150,062)		1,917,608,361
Other assets less liabilities – 1.2%		23,903,368

Net Assets – 100.0%		$1,941,511,729

(a)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2010.

(b)	Variable rate coupon, rate shown as of March 31, 2010.

(c)	Illiquid security.

(d)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2010 and the aggregate market value of this security amounted to $14,308,843 or 0.74% of net assets.

(e)	Security is in default and is non-income producing.

(f)	Floating Rate Security. Stated interest rate was in effect at March 31, 2010.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	77

Intermediate New York Municipal Portfolio—Portfolio of Investments

(g)	When-Issued or delayed delivery security.

(h)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of March 31, 2010, the Portfolio held 26.1% of net assets in insured bonds (of this amount 5.0% represents the Portfolio’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

ACA – ACA Financial Guaranty Corporation

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CDA – Community Development Authority

CDD – Community Development District

COP – Certificate of Participation

ETM – Escrowed to Maturity

FGIC – Financial Guaranty Insurance Company

GO – General Obligation

ID – Improvement District

IDA – Industrial Development Authority/Agency

LID – Local Improvement District

NPFGC – National Public Finance Guarantee Corporation

NPFGC-RE – National Public Finance Guarantee Corporation reinsuring FGIC

SD – School District

SFMR – Single Family Mortgage Revenue

SID – Special Improvement District

SRF – State Revolving Fund

SSA – Special Services Area

UDC – Urban Development Corporation

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

78	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2010 (unaudited)

	California Municipal Portfolio		Diversified Municipal Portfolio		New York Municipal Portfolio
Assets
Investments in securities at value	$1,251,681,514		$5,499,583,335		$1,917,608,361
Cash in bank	84		458		612
Receivables:
Interest	16,332,644		66,193,211		23,474,314
Investment securities sold	20,000		1,040,000		9,150,000
Capital shares sold	2,506,702		17,284,821		3,708,341
Unrealized appreciation of interest rate swap agreements	– 0	–	1,193,526		– 0	–

Total assets	1,270,540,944		5,585,295,351		1,953,941,628

Liabilities
Payables:
Dividends to shareholders	1,065,197		4,731,441		1,593,852
Investment securities purchased	27,768,049		– 0	–	7,592,708
Capital shares redeemed	1,108,971		5,225,360		2,142,937
Management fee	522,756		2,049,006		788,204
Shareholder servicing fee	101,355		453,680		152,318
Distribution fee	28,458		106,214		67,171
Transfer Agent fee	9,514		16,839		12,817
Accrued expenses	96,139		255,104		79,892

Total liabilities	30,700,439		12,837,644		12,429,899

Net Assets	$1,239,840,505		$5,572,457,707		$1,941,511,729

Cost of investments	$1,229,615,703		$5,356,170,009		$1,871,150,062

Net Assets Consist of:
Capital stock, at par*	$85,768		$386,346		$136,832
Additional paid-in capital	1,208,424,233		5,410,703,102		1,887,718,023
Undistributed net investment income/(excess distributions)	(147,790)		(439,153)		4,122
Accumulated net realized gain on investment transactions	9,412,483		17,200,560		7,194,453
Unrealized appreciation of investments and interest rate swaps	22,065,811		144,606,852		46,458,299

	$1,239,840,505		$5,572,457,707		$1,941,511,729

*	The Sanford C. Bernstein Fund, Inc. has authorized 12.6 billion shares of common stock with par value of $.001 per share.

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	79

Statement of Assets and Liabilities

	California Municipal Portfolio	Diversified Municipal Portfolio	New York Municipal Portfolio
Calculation of Maximum Offering Price
Municipal Class Shares
Net Assets	$1,174,972,776	$5,292,045,511	$1,779,083,113
Shares of capital stock outstanding	81,280,576	366,910,797	125,381,461

Net asset value and offering price per share	$14.46	$14.42	$14.19

Class A Shares
Net Assets	$44,385,480	$214,482,829	$115,931,727
Shares of capital stock outstanding	3,070,648	14,866,045	8,173,168

Net asset value and redemption price per share	$14.45	$14.43	$14.18
Sales charge—3.00% of public offering price	0.45	0.45	0.44

Maximum offering price	$14.90	$14.88	$14.62

Class B Shares
Net Assets	$911,958	$1,891,356	$2,189,689
Shares of capital stock outstanding	63,095	131,037	154,452

Net asset value and offering price per share	$14.45	$14.43	$14.18

Class C Shares
Net Assets	$19,570,291	$64,038,011	$44,307,200
Shares of capital stock outstanding	1,353,963	4,438,352	3,123,332

Net asset value and offering price per share	$14.45	$14.43	$14.19

See notes to financial statements.

80	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Statement of Assets and Liabilities

STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2010 (unaudited)

	California Municipal Portfolio		Diversified Municipal Portfolio	New York Municipal Portfolio
Investment Income
Income:
Interest	$24,024,765		$98,769,499	$34,466,784

Total income	24,024,765		98,769,499	34,466,784

Expenses:
Management fee (see Note 2A)	3,042,861		11,595,861	4,447,756
Shareholder servicing fee (see Note 2B)	590,616		2,565,748	869,712
Custodian fee	105,489		155,538	112,265
Transfer Agent fee—Non-Retail Class	12,187		53,379	18,370
Transfer Agent fee—Class A	10,637		24,019	18,307
Transfer Agent fee—Class B	555		844	1,035
Transfer Agent fee—Class C	5,506		9,198	8,514
Distribution fees—Class A	59,592		234,666	130,025
Distribution fees—Class B	7,007		13,182	14,783
Distribution fees—Class C	96,071		267,193	184,553
Registration fees	13,706		149,280	31,378
Directors’ fees and expenses	22,921		122,636	32,199
Legal fees	13,346		80,127	19,459
Auditing and tax fees	20,090		63,271	24,049
Printing fees	445		31,380	14,712
Miscellaneous	16,151		76,164	20,086

Total expenses	4,017,180		15,442,486	5,947,203

Net investment income	20,007,585		83,327,013	28,519,581

Realized and Unrealized Gain (loss) on Investment Transactions
Net realized gain on:
Investment transactions	9,506,427		17,885,087	7,322,257
Swap transactions	– 0	–	364,074	– 0	–

Net realized gain on investment transactions	9,506,427		18,249,161	7,322,257

Net change in unrealized appreciation/depreciation of investments and interest rate swaps	(13,827,612)		(47,972,349)	(24,355,091)

Net realized and unrealized loss on investment transactions	(4,321,185)		(29,723,188)	(17,032,834)

Net increase in net assets resulting from operations	$15,686,400		$53,603,825	$11,486,747

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	81

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	California Municipal Portfolio
	Six Months Ended March 31, 2010 (unaudited)	Year Ended September 30, 2009
Increase (Decrease) In Net Assets from Operations:
Net investment income	$20,007,585	$41,809,136
Net realized gain on investment transactions	9,506,427	3,694,936
Net change in unrealized appreciation/(depreciation) of investments	(13,827,612)	49,693,861

Net increase in net assets resulting from operations	15,686,400	95,197,933

Dividends to Shareholders:
Dividends from net investment income
Municipal Class	(19,179,009)	(40,178,779)
Class A	(592,274)	(1,088,376)
Class B	(15,954)	(98,602)
Class C	(220,348)	(443,379)
Distributions from net realized gain on investment transactions
Municipal Class	(3,358,770)	(3,473,589)
Class A	(105,992)	(82,546)
Class B	(4,067)	(14,778)
Class C	(53,872)	(49,331)

Total dividends and distributions to shareholders	(23,530,286)	(45,429,380)

Capital-Share Transactions:
Net proceeds from sales of shares	188,059,763	343,093,556
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	8,210,576	11,980,907

Total proceeds from shares sold	196,270,339	355,074,463
Cost of shares redeemed	(165,267,806)	(605,519,909)

Net increase (decrease) in net assets from capital-share transactions	31,002,533	(250,445,446)

Net increase (decrease) in net assets	23,158,647	(200,676,893)
Net Assets:
Beginning of period	1,216,681,858	1,417,358,751

End of period(a)	$1,239,840,505	$1,216,681,858

(a) Includes undistributed net investment income/(excess distributions) of:	$(147,790)	$(147,790)

See notes to financial statements.

82	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Statement of Changes in Net Assets

	Diversified Municipal Portfolio
	Six Months Ended March 31, 2010 (unaudited)	Year Ended September 30, 2009
Increase (Decrease) In Net Assets from Operations:
Net investment income	$83,327,013	$163,158,632
Net realized gain on investment transactions	18,249,161	8,237,814
Net change in unrealized appreciation/(depreciation) of investments	(47,972,349)	243,059,018

Net increase in net assets resulting from operations	53,603,825	414,455,464

Dividends to Shareholders:
Dividends from net investment income
Municipal Class	(80,832,753)	(160,369,688)
Class A	(2,247,404)	(2,255,353)
Class B	(28,961)	(194,865)
Class C	(585,668)	(947,088)
Distributions from net realized gain on investment transactions
Municipal Class	(8,099,875)	(4,726,550)
Class A	(225,959)	(50,777)
Class B	(4,169)	(10,464)
Class C	(81,257)	(34,136)

Total dividends and distributions to shareholders	(92,106,046)	(168,588,921)

Capital-Share Transactions:
Net proceeds from sales of shares	1,057,297,000	1,714,287,037
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	26,602,482	35,794,846

Total proceeds from shares sold	1,083,899,482	1,750,081,883
Cost of shares redeemed	(579,259,769)	(2,046,032,899)

Net increase (decrease) in net assets from capital-share transactions	504,639,713	(295,951,016)

Net increase (decrease) in net assets	466,137,492	(50,084,473)
Net Assets:
Beginning of period	5,106,320,215	5,156,404,688

End of period(a)	$5,572,457,707	$5,106,320,215

(a) Includes undistributed net investment income/(excess distributions) of:	$(439,153)	$(71,380)

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	83

Statement of Changes in Net Assets

	New York Municipal Portfolio
	Six Months Ended March 31, 2010 (unaudited)	Year Ended September 30, 2009
Increase (Decrease) In Net Assets from Operations:
Net investment income	$28,519,581	$56,860,476
Net realized gain on investment transactions	7,322,257	4,404,932
Net change in unrealized appreciation/(depreciation) of investments	(24,355,091)	92,447,919

Net increase in net assets resulting from operations	11,486,747	153,713,327

Dividends to Shareholders:
Dividends from net investment income
Municipal Class	(26,884,228)	(54,703,866)
Class A	(1,214,423)	(1,461,999)
Class B	(31,352)	(194,814)
Class C	(389,578)	(497,901)
Distributions from net realized gain on investment transactions
Municipal Class	(3,893,540)	(5,313,775)
Class A	(175,559)	(128,354)
Class B	(6,812)	(33,459)
Class C	(79,067)	(58,541)

Total dividends and distributions to shareholders	(32,674,559)	(62,392,709)

Capital-Share Transactions:
Net proceeds from sales of shares	328,809,825	471,500,068
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	11,735,270	20,116,117

Total proceeds from shares sold	340,545,095	491,616,185
Cost of shares redeemed	(172,030,890)	(673,942,526)

Net increase (decrease) in net assets from capital-share transactions	168,514,205	(182,326,341)

Net increase (decrease) in net assets	147,326,393	(91,005,723)
Net Assets:
Beginning of period	1,794,185,336	1,885,191,059

End of period (a)	$1,941,511,729	$1,794,185,336

(a) Includes undistributed net investment income/(excess distributions) of:	$4,122	$4,122

See notes to financial statements.

84	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

March 31, 2010 (unaudited)

NOTE 1.

Organization and Significant Accounting Policies

The AllianceBernstein Intermediate Municipal Class A, B and C shares are shares of three Portfolios of the Sanford C. Bernstein Fund, Inc. (the “Fund”): California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio (collectively, “Bernstein Intermediate Municipal Portfolios” or “Portfolios”). The Fund is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. Effective February 1, 2002, the Bernstein Portfolios commenced offering AllianceBernstein Intermediate Municipal Class A, AllianceBernstein Intermediate Municipal Class B and AllianceBernstein Intermediate Municipal Class C Shares (collectively, “Intermediate Municipal Retail Classes”). These financial statements include only the Intermediate Municipal Portfolios. The financial highlights of the Municipal Class shares are presented in a separate financial report. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	85

Notes to Financial Statements

over-the-counter markets (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein, L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

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Notes to Financial Statements

•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of March 31, 2010:

California Municipal
Investments in Securities	Level 1	Level 2	Level 3	Total
Long-Term Municipal Bonds	$—	$1,186,723,514	$—	$1,186,723,514
Short-Term Municipal Notes	—	63,700,000	—	63,700,000
Short-Term Investments	—	1,258,000	—	1,258,000

Total Investments in Securities	—	1,251,681,514	—	1,251,681,514
Other Financial Instruments*	—	—	—	—

Total	$—	$1,251,681,514	$—	$1,251,681,514

Diversified Municipal
Investments in Securities	Level 1	Level 2	Level 3	Total
Assets:
Long-Term Municipal Bonds	$—	$5,015,139,981	$—	$5,015,139,981
Short-Term Municipal Notes	—	10,155,000	—	10,155,000
Agencies	—	463,341,354	—	463,341,354
Short-Term Investments	—	10,947,000	—	10,947,000

Total Investments in Securities	—	5,499,583,335	—	5,499,583,335
Other Financial Instruments*:
Assets	—	1,193,526	—	1,193,526
Liabilities	—	—	—	—

Total	$—	$5,500,776,861	$—	$5,500,776,861

New York Municipal
Investments in Securities	Level 1	Level 2	Level 3	Total
Long-Term Municipal Bonds	$—	$1,757,563,543	$—	$1,757,563,543
Short-Term Municipal Notes	—	26,525,000	—	26,525,000
Agencies	—	131,173,818	—	131,173,818
Short-Term Investments	—	2,346,000	—	2,346,000

Total Investments in Securities	—	1,917,608,361	—	1,917,608,361
Other Financial Instruments*	—	—	—	—

Total	$—	$1,917,608,361	$—	$1,917,608,361

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	87

Notes to Financial Statements

C. Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

D. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

E. Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

F. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

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Notes to Financial Statements

G. Distribution of Income and Gains

Net investment income of each Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Distributions of net realized gains, less any available loss carryforwards, if any, for all Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying financial statements. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

H. Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

Each of the Portfolios pays the Adviser an investment management fee at an annual rate of .50% of the first $1 billion, .45% of the next $2 billion, .40% of the next $2 billion and .35% in excess of $5 billion of the average daily net assets of the Portfolios. The fee is accrued daily and paid monthly.

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under a Transfer Agency Agreement between the Fund, on behalf of the Intermediate Municipal Retail Classes, and AllianceBernstein Investor Services, Inc.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	89

Notes to Financial Statements

(“ABIS”), the Intermediate Municipal Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to: California Municipal Portfolio, $9,000; Diversified Municipal Portfolio, $15,705; and New York Municipal Portfolio, $9,737 for the six months ended March 31, 2010.

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolios (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Municipal Class shares of the Portfolios. Under the agreement, the fee paid by each of the Municipal Class shares to the Adviser for services under this agreement is at an annual rate of .10 of 1% of the average daily net assets of each Portfolio attributable to the respective class during the month.

C. Distribution Arrangements—Municipal Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Municipal Class shares of each Portfolio and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Municipal Class shares of the Portfolios. This agreement does not apply to the Intermediate Municipal Retail Classes of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly-owned subsidiary of the Adviser.

D. Distribution Arrangements—Intermediate Municipal Retail Classes

The Intermediate Municipal Retail Class shares of the Portfolios have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of each Portfolio’s average daily net assets attributable to the Intermediate Municipal Class A shares and 1% of each Intermediate Municipal Portfolio’s average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

90	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

Since commencement of the Portfolios’ operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

	Class B	Class C
California Municipal	$514,767	$1,012,338
Diversified Municipal	485,827	1,773,926
New York Municipal	768,243	1,428,825

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio shares.

E. Other Transactions with Affiliates

Class A shares of the Portfolios are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. Effective October 1, 2009, the Intermediate Municipal Portfolios Class A shares are sold with a reduced front-end sales charge of up to 3.00% for purchases up to $500,000; purchases of $500,000 or more will not be subject to a sales charge. With respect to purchases of $1,000,000 or more, ($500,000 or more with respect to the Intermediate Municipal Portfolios effective October 1, 2009), Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held.

Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolio’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	91

Notes to Financial Statements

The Distributor has advised the Fund that it has retained front-end sales charges from sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for the six months ended March 31, 2010, as follows:

	Front-End Sales Charges		Contingent Deferred Sales Charges
Portfolio	Class A		Class A	Class B	Class C
California Municipal	$27		$15,000	$409	$1,120
Diversified Municipal	1,445		3,299	360	5,116
New York Municipal	– 0	–	654	1,229	9,863

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

For the period from October 1, 2009 through March 31, 2010, the Portfolios had purchases and sales transactions, excluding repurchase transactions and transactions in short-term instruments, as follows:

	Purchases Excluding U.S. Government Securities	Purchases of U.S. Government Securities	Sales Excluding U.S. Government Securities	Sales of U.S. Government Securities
California Municipal	$290,158,591	$48,597,317	$212,496,516	$48,579,048
Diversified Municipal	653,839,215	463,750,493	426,834,173	120,842,243
New York Municipal	393,650,374	80,334,068	139,941,593	40,326,795

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
Portfolio	Appreciation	(Depreciation)
California Municipal	$41,808,074	$(19,742,263)	$22,065,811
Diversified Municipal	210,342,236	(66,928,910)	143,413,326
New York Municipal	72,061,982	(25,603,683)	46,458,299

B. Derivative Financial Instruments

The Portfolios may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures Contracts

Each Portfolio may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market.

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Notes to Financial Statements

The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time a Portfolio enters into a futures contract, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. Each Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

•	Swap Agreements

Each Portfolio may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies and for other purposes discussed below. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	93

Notes to Financial Statements

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

A Portfolio may enter into interest rate swap transactions to reserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Documentation governing the Portfolio’s swap transactions may contain provisions for early termination of a swap in the event the net assets of a Portfolio decline below specific levels set forth in the documentation (“net

94	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate the swap and require the Portfolio to pay or receive a settlement amount in connection with the terminated swap transaction.

At March 31, 2010, the Portfolios had entered into the following derivatives:

Diversified Municipal Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swap contracts	$1,193,526

Total		$1,193,526

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2010:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain on swap transactions; Net change in unrealized appreciation/depreciation of investments and interest rate swaps	$364,074	$(81,967)

Total		$364,074	$(81,967)

For the six months ended March 31, 2010, the average monthly principal amount of interest rate swap contracts was $22,255,000.

NOTE 4.

Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2010 will be determined at the end of the current fiscal year. The tax character

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	95

Notes to Financial Statements

of distributions paid during the fiscal years ended September 30, 2009 and September 30, 2008 were as follows:

California Municipal	2009	2008
Distributions paid from:
Ordinary income	$121,294	$188,762
Net long-term capital gains	3,620,244	– 0	–

Total taxable distributions paid	3,741,538	188,762
Tax exempt distributions	41,687,842	49,020,899

Total distributions paid	$45,429,380	$49,209,661

Distributions paid from:
Ordinary income	$889,666	$680,969
Net long-term capital gains	4,821,927	– 0	–

Total taxable distributions paid	5,711,593	680,969
Tax exempt distributions	162,877,328	172,884,125

Total distributions paid	$168,888,921	$173,565,094

New York Municipal
Distributions paid from:
Ordinary income	$156,439	$275,506
Net long-term capital gains	5,534,129	– 0	–

Total taxable distributions	5,690,568	275,506
Tax exempt distributions	56,702,141	63,336,652

Total distributions paid	$62,392,709	$63,612,158

As of September 30, 2009, the components of accumulated earnings/(deficits) on a tax basis were as follows:

	Ordinary Income(a)	Long Term Capital Gains	Accumulated Capital and Other Gains (Losses)			Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)(c)
California Municipal	$941,204	$3,428,757	$	– 0	–	$35,893,423	$40,263,384
Diversified Municipal	4,494,519	1,307,132		– 0	–	192,482,846	204,284,497
New York Municipal	1,503,237	4,021,946		– 0	–	70,813,390	76,338,573

(a)	Includes tax exempt income as shown below:

California Municipal	$ 941,204
Diversified Municipal	4,438,867
New York Municipal	1,498,009

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, straddles and swap income (loss) accrual.

(c)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to post-October deferrals and current year dividend payable.

96	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

NOTE 5.

Risks Involved in Investing in the Portfolios

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of a Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of a Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Derivatives Risk—The Portfolios may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and subject to a counterparty risk to a greater degree than more traditional investments.

Concentration of Credit Risk—The California Municipal Portfolio and the New York Municipal Portfolio invest primarily in securities issued by the States of California and New York, respectively, and their various political subdivisions, and the performance of each of these Portfolios is closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. As such, the Portfolios’ have not accrued any liability in connection with these indemnification provisions.

NOTE 6.

Capital-Share Transactions

The Fund has authorized 12.6 billion shares of common stock, par value $0.001 per share, of which 12.3 billion are divided into 18 Portfolios. It has allocated 2 billion to the Diversified Municipal Portfolio, of which 400 million is allocated to each of the three retail classes of shares and 800 million allocated to the Municipal Class Shares; 200 million each to the Emerging Markets Portfolio and the U.S. Government Short Duration Portfolio; 800 million to the California Municipal Portfolio divided evenly into four classes; 1 billion allocated to the New York Portfolio, of which 200 million is allocated to each of the three retail classes of shares and 400 million allocated to the Municipal Class shares.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	97

Notes to Financial Statements

Share transactions for each Portfolio for the six months ended March 31, 2010 and the year ended September 30, 2009, were as follows:

	California Municipal Portfolio
	Shares		Amount
	Six Months Ended March 31, 2010 (unaudited)	Year Ended September 30, 2009	Six Months Ended March 31, 2010 (unaudited)	Year Ended September 30, 2009

Municipal Class Shares
Shares sold	11,742,737	22,385,024	$169,273,275	$315,571,544

Shares issued to shareholders on reinvestment of dividends and distributions	524,972	781,923	7,584,213	10,954,283

Shares redeemed	(10,344,072)	(41,466,145)	(149,446,739)	(582,613,990)

Net increase (decrease)	1,923,637	(18,299,198)	27,410,749	(256,088,163)

Beginning of period	79,356,939	97,656,137	1,115,831,938	1,371,920,101

End of period	81,280,576	79,356,939	$1,143,242,687	$1,115,831,938

Class A Shares
Shares sold	1,077,638	1,430,823	$15,585,088	$20,172,080

Shares issued to shareholders on reinvestment of dividends and distributions	29,988	46,547	433,018	656,260

Shares converted from Class B	62,374	248,877	899,264	3,513,564

Shares redeemed	(925,673)	(1,035,963)	(13,348,960)	(14,601,764)

Net increase	244,327	690,284	3,568,410	9,740,140

Beginning of period	2,826,321	2,136,037	40,724,021	30,983,881

End of period	3,070,648	2,826,321	$44,292,431	$40,724,021

98	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

	California Municipal Portfolio
	Shares		Amount
	Six Months Ended March 31, 2010 (unaudited)	Year Ended September 30, 2009	Six Months Ended March 31, 2010 (unaudited)	Year Ended September 30, 2009

Class B Shares
Shares sold	47	6,790	$681	$94,974

Shares issued to shareholders on reinvestment of dividends and distributions	701	4,505	10,111	63,062

Shares converted to Class A	(62,389)	(248,826)	(899,264)	(3,513,564)

Shares redeemed	(3,984)	(90,586)	(57,568)	(1,266,667)

Net decrease	(65,625)	(328,117)	(946,040)	(4,622,195)

Beginning of period	128,720	456,837	2,288,041	6,910,236

End of period	63,095	128,720	$1,342,001	$2,288,041

Class C Shares
Shares sold	159,646	265,539	$2,301,455	$3,741,394

Shares issued to shareholders on reinvestment of dividends and distributions	12,692	21,852	183,234	307,302

Shares redeemed	(104,574)	(248,485)	(1,515,275)	(3,523,924)

Net increase	67,764	38,906	969,414	524,772

Beginning of period	1,286,199	1,247,293	18,669,669	18,144,897

End of period	1,353,963	1,286,199	$19,639,083	$18,669,669

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	99

Notes to Financial Statements

	Diversified Municipal Portfolio
	Shares		Amount
	Six Months Ended March 31, 2010 (unaudited)	Year Ended September 30, 2009	Six Months Ended March 31, 2010 (unaudited)	Year Ended September 30, 2009

Municipal Class Shares
Shares sold	62,645,841	114,007,924	$904,784,085	$1,608,880,194

Shares issued to shareholders on reinvestment of dividends and distributions	1,687,073	2,384,422	24,417,126	33,529,930

Shares redeemed	(37,532,462)	(143,121,128)	(542,349,621)	(2,005,188,579)

Net increase (decrease)	26,800,452	(26,728,782)	386,851,590	(362,778,455)

Beginning of period	340,110,345	366,839,127	4,744,481,162	5,107,259,617

End of period	366,910,797	340,110,345	$5,131,332,752	$4,744,481,162

Class A Shares
Shares sold	8,799,989	5,632,414	$127,294,780	$79,699,152

Shares issued to shareholders on reinvestment of dividends and distributions	120,640	109,392	1,745,536	1,547,978

Shares converted from Class B	105,789	510,274	1,524,841	7,210,904

Shares redeemed	(2,056,318)	(1,725,381)	(29,742,294)	(24,328,771)

Net increase	6,970,100	4,526,699	100,822,863	64,129,263

Beginning of period	7,895,945	3,369,246	112,737,667	48,608,404

End of period	14,866,045	7,895,945	$213,560,530	$112,737,667

Class B Shares
Shares sold	26,639	102,114	$386,231	$1,423,986

Shares issued to shareholders on reinvestment of dividends and distributions	1,661	9,882	24,024	138,691

Shares converted to Class A	(105,780)	(510,222)	(1,524,841)	(7,210,904)

Shares redeemed	(20,691)	(217,609)	(298,643)	(3,059,688)

Net decrease	(98,171)	(615,835)	(1,413,229)	(8,707,915)

Beginning of period	229,208	845,043	3,948,656	12,656,571

End of period	131,037	229,208	$2,535,427	$3,948,656

100	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

	Diversified Municipal Portfolio
	Shares		Amount
	Six Months Ended March 31, 2010 (unaudited)	Year Ended September 30, 2009	Six Months Ended March 31, 2010 (unaudited)	Year Ended September 30, 2009

Class C Shares
Shares sold	1,610,496	1,211,019	$23,307,063	$17,072,801

Shares issued to shareholders on reinvestment of dividends and distributions	28,742	40,984	415,796	578,247

Shares redeemed	(369,532)	(442,798)	(5,344,370)	(6,244,957)

Net increase	1,269,706	809,205	18,378,489	11,406,091

Beginning of period	3,168,646	2,359,441	45,565,978	34,159,887

End of period	4,438,352	3,168,646	$63,944,467	$45,565,978

	New York Municipal Portfolio
	Shares		Amount
	Six Months Ended March 31, 2010 (unaudited)	Year Ended September 30, 2009	Six Months Ended March 31, 2010 (unaudited)	Year Ended September 30, 2009

Municipal Class Shares
Shares sold	17,864,650	30,272,218	$254,016,550	$419,659,195

Shares issued to shareholders on reinvestment of dividends and distributions	730,351	1,351,313	10,400,940	18,543,632

Shares redeemed	(11,096,038)	(47,303,139)	(157,958,149)	(649,669,275)

Net increase (decrease)	7,498,963	(15,679,608)	106,459,341	(211,466,448)

Beginning of period	117,882,498	133,562,106	1,618,242,446	1,829,708,894

End of period	125,381,461	117,882,498	$1,724,701,787	$1,618,242,446

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	101

Notes to Financial Statements

	New York Municipal Portfolio
	Shares		Amount
	Six Months Ended March 31, 2010 (unaudited)	Year Ended September 30, 2009	Six Months Ended March 31, 2010 (unaudited)	Year Ended September 30, 2009

Class A Shares
Shares sold	4,053,014	2,175,967	$57,702,697	$30,205,332

Shares issued to shareholders on reinvestment of dividends and distributions	67,219	73,270	956,403	1,011,822

Shares converted from Class B	71,367	517,745	1,012,920	7,182,857

Shares redeemed	(719,730)	(897,051)	(10,246,592)	(12,398,895)

Net increase	3,471,870	1,869,931	49,425,428	26,001,116

Beginning of period	4,701,298	2,831,367	66,007,693	40,006,577

End of period	8,173,168	4,701,298	$115,433,121	$66,007,693

Class B Shares
Shares sold	4,135	26,340	$58,999	$359,331

Shares issued to shareholders on reinvestment of dividends and distributions	2,083	13,293	29,599	182,076

Shares converted to Class A	(71,375)	(517,944)	(1,012,920)	(7,182,857)

Shares redeemed	(19,229)	(159,047)	(273,132)	(2,189,314)

Net decrease	(84,386)	(637,358)	(1,197,454)	(8,830,764)

Beginning of period	238,838	876,196	4,210,614	13,041,378

End of period	154,452	238,838	$3,013,160	$4,210,614

Class C Shares
Shares sold	1,126,248	1,010,061	$16,018,659	$14,093,353

Shares issued to shareholders on reinvestment of dividends and distributions	24,485	27,421	348,328	378,587

Shares redeemed	(178,619)	(181,570)	(2,540,097)	(2,502,185)

Net increase	972,114	855,912	13,826,890	11,969,755

Beginning of period	2,151,218	1,295,306	30,879,897	18,910,142

End of period	3,123,332	2,151,218	$44,706,787	$30,879,897

102	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

NOTE 7.

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	103

Notes to Financial Statements

held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE 8.

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

104	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Intermediate California Municipal Portfolio
Class A
Six Months Ended March 31, 2010 (unaudited)	Year Ended September 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 14.55	$ 13.96	$ 14.18	$ 14.20	$ 14.23	$ 14.38

Income From Investment Operations:
Investment income, net†	.21	.44	.44	.42	.42	.40
Net realized and unrealized gain (loss) on investment transactions	(.05)	.63	(.22)	(.02)	(.03)	(.14)

Total from investment operations	.16	1.07	.22	.40	.39	.26

Less Dividends and Distributions:
Dividends from tax-exempt net investment income	(.22)	(.44)	(.44)	(.42)	(.42)	(.40)
Distributions from net realized gain on investment transactions	(.04)	(.04)	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.26)	(.48)	(.44)	(.42)	(.42)	(.41)

Net asset value, end of period	$ 14.45	$ 14.55	$ 13.96	$ 14.18	$ 14.20	$ 14.23

Total Return(a)	1.09%	7.82%	1.55%	2.87%	2.77%	1.84%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$44,385	$41,130	$29,827	$20,163	$26,648	$37,420
Average net assets (000 omitted)	$39,837	$34,945	$25,239	$22,420	$31,516	$39,846
Ratio to average net assets of:
Expenses	.87	%*	.89%	.90%	.92%	.89	%(b)	.89%
Net investment income	2.98	%*	3.11%	3.10%	2.98%	2.96	%(b)	2.80%
Portfolio turnover rate	21%	14%	26%	27%	23%	30%

See footnote summary on page 114.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	105

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Intermediate California Municipal Portfolio
Class B
Six Months Ended March 31, 2010 (unaudited)	Year Ended September 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 14.55	$ 13.97	$ 14.18	$ 14.21	$ 14.24	$ 14.39

Income From Investment Operations:
Investment income, net†	.16	.34	.34	.32	.32	.30
Net realized and unrealized gain (loss) on investment transactions	(.06)	.62	(.21)	(.03)	(.03)	(.14)

Total from investment operations	.10	.96	.13	.29	.29	.16

Less: Dividends and Distributions
Dividends from tax-exempt net investment income	(.16)	(.34)	(.34)	(.32)	(.32)	(.30)
Distributions from net realized gain on investment transactions	(.04)	(.04)	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.20)	(.38)	(.34)	(.32)	(.32)	(.31)

Net asset value, end of period	$ 14.45	$ 14.55	$ 13.97	$ 14.18	$ 14.21	$ 14.24

Total Return(a)	0.73%	7.00%	.92%	2.08%	2.06%	1.14%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$912	$1,873	$6,380	$10,293	$16,012	$26,081
Average net assets (000 omitted)	$1,405	$4,073	$8,903	$13,111	$20,714	$31,933
Ratio to average net assets of:
Expenses	1.60	%*	1.61%	1.60%	1.62%	1.60	%(b)	1.59%
Net investment income	2.28	%*	2.42%	2.40%	2.27%	2.26	%(b)	2.10%
Portfolio turnover rate	21%	14%	26%	27%	23%	30%

See footnote summary on page 114.

106	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Intermediate California Municipal Portfolio
Class C
Six Months Ended March 31, 2010 (unaudited)	Year Ended September 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 14.55	$ 13.96	$ 14.18	$ 14.20	$ 14.23	$ 14.38

Income From Investment Operations
Investment income, net†	.17	.34	.34	.32	.32	.30
Net realized and unrealized gain (loss) on investment transactions	(.06)	.63	(.22)	(.02)	(.03)	(.14)

Total from investment operations	.11	.97	.12	.30	.29	.16

Less: Dividends and Distributions:
Dividends from tax-exempt net investment income	(.17)	(.34)	(.34)	(.32)	(.32)	(.30)
Distributions from net realized gain on investment transactions	(.04)	(.04)	– 0	–	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.21)	(.38)	(.34)	(.32)	(.32)	(.31)

Net asset value, end of period	$ 14.45	$ 14.55	$ 13.96	$ 14.18	$ 14.20	$ 14.23

Total Return(a)	0.74%	7.08%	.84%	2.15%	2.07%	1.13%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$19,570	$18,717	$17,416	$17,202	$22,253	$28,495
Average net assets (000 omitted)	$19,267	$18,309	$17,306	$18,846	$24,550	$31,861
Ratio to average net assets of:
Expenses	1.58	%*	1.60%	1.60%	1.62%	1.59	%(b)	1.59%
Net investment income	2.29	%*	2.42%	2.40%	2.28%	2.26	%(b)	2.10%
Portfolio turnover rate	21%	14%	26%	27%	23%	30%

See footnote summary on page 114.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	107

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Intermediate Diversified Municipal Portfolio
Class A
Six Months Ended March 31, 2010 (unaudited)	Year Ended September 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 14.54	$ 13.81	$ 14.01	$ 14.03	$ 14.07	$ 14.27

Income From Investment Operations:
Investment income, net†	.20	.44	.44	.42	.42	.40
Net realized and unrealized gain (loss) on investment transactions	(.08)	.74	(.20)	(.02)	(.04)	(.20)

Total from investment operations	.12	1.18	.24	.40	.38	.20

Less: Dividends and Distributions:
Dividends from tax-exempt net investment income	(.21)	(.44)	(.44)	(.42)	(.42)	(.40)
Distributions from net realized gain on investment transactions	(.02)	(.01)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.23)	(.45)	(.44)	(.42)	(.42)	(.40)

Net asset value, end of period	$ 14.43	$ 14.54	$ 13.81	$ 14.01	$ 14.03	$ 14.07

Total Return(a)	.85%	8.74%	1.70%	2.90%	2.75%	1.43%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$214,483	$114,769	$46,537	$30,378	$64,074	$83,353
Average net assets (000 omitted)	$156,873	$72,153	$34,879	$41,040	$71,431	$91,283
Ratio to average net assets of:
Expenses	.80	%*	.82%	.82%	.88%	.89	%(b)	.87%
Net investment income	2.86	%*	3.11%	3.13%	3.02%	3.01	%(b)	2.83%
Portfolio turnover rate	10%	12%	28%	18%	29%	28%

See footnote summary on page 114.

108	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Intermediate Diversified Municipal Portfolio
Class B
Six Months Ended March 31, 2010 (unaudited)	Year Ended September 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 14.54	$ 13.82	$ 14.01	$ 14.03	$ 14.07	$ 14.27

Income From Investment Operations:
Investment income, net†	.16	.34	.34	.32	.32	.30
Net realized and unrealized gain (loss) on investment transactions	(.09)	.73	(.19)	(.02)	(.04)	(.20)

Total from investment operations	.07	1.07	.15	.30	.28	.10

Less: Dividends and Distributions
Dividends from tax-exempt net investment income	(.16)	(.34)	(.34)	(.32)	(.32)	(.30)
Distributions from net realized gain on investment transactions	(.02)	(.01)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.18)	(.35)	(.34)	(.32)	(.32)	(.30)

Net asset value, end of period	$ 14.43	$ 14.54	$ 13.82	$ 14.01	$ 14.03	$ 14.07

Total Return(a)	.49%	7.91%	1.08%	2.19%	2.04%	.73%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$1,891	$3,333	$11,674	$23,751	$38,429	$66,067
Average net assets (000 omitted)	$2,644	$7,976	$18,414	$30,432	$51,641	$82,895
Ratio to average net assets of:
Expenses	1.54	%*	1.56%	1.53%	1.58%	1.58	%(b)	1.57%
Net investment income	2.18	%*	2.43%	2.43%	2.32%	2.31	%(b)	2.13%
Portfolio turnover rate	10%	12%	28%	18%	29%	28%

See footnote summary on page 114.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	109

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Intermediate Diversified Municipal Portfolio
Class C
Six Months Ended March 31, 2010 (unaudited)	Year Ended September 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 14.54	$ 13.81	$ 14.01	$ 14.03	$ 14.07	$ 14.27

Income From Investment Operations
Investment income, net†	.16	.34	.34	.32	.32	.30
Net realized and unrealized gain (loss) on investment transactions	(.09)	.74	(.20)	(.02)	(.04)	(.20)

Total from investment operations	.07	1.08	.14	.30	.28	.10

Less: Dividends and Distributions:
Dividends from tax-exempt net investment income	(.16)	(.34)	(.34)	(.32)	(.32)	(.30)
Distributions from net realized gain on investment transactions	(.02)	(.01)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.18)	(.35)	(.34)	(.32)	(.32)	(.30)

Net asset value, end of period	$ 14.43	$ 14.54	$ 13.81	$ 14.01	$ 14.03	$ 14.07

Total Return(a)	.50%	7.99%	1.00%	2.19%	2.04%	.73%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$64,038	$46,061	$32,593	$35,864	$46,625	$67,057
Average net assets (000 omitted)	$53,585	$38,868	$34,110	$40,477	$55,806	$77,793
Ratio to average net assets of:
Expenses	1.50	%*	1.53%	1.53%	1.58%	1.59	%(b)	1.57%
Net investment income	2.18	%*	2.42%	2.43%	2.32%	2.31	%(b)	2.14%
Portfolio turnover rate	10%	12%	28%	18%	29%	28%

See footnote summary on page 114.

110	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Intermediate New York Municipal Portfolio
Class A
Six Months Ended March 31, 2010 (unaudited)	Year Ended September 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$14.35	$ 13.60	$ 13.83	$ 13.85	$ 13.90	$ 14.11

Income From Investment Operations:
Investment income, net†	.20	.42	.43	.43	.43	.43
Net realized and unrealized gain (loss) on investment transactions	(.14)	.79	(.23)	(.02)	(.05)	(.21)

Total from investment operations	.06	1.21	.20	.41	.38	.22

Less Dividends and Distributions:
Dividends from tax-exempt net investment income	(.20)	(.42)	(.43)	(.43)	(.43)	(.43)
Distributions from net realized gain on investment transactions	(.03)	(.04)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.23)	(.46)	(.43)	(.43)	(.43)	(.43)

Net asset value, end of period	$ 14.18	$ 14.35	$ 13.60	$ 13.83	$ 13.85	$ 13.90

Total Return(a)	.44%	9.15%	1.43%	3.03%	2.81%	1.55%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$115,932	$67,472	$38,508	$26,914	$34,440	$44,730
Average net assets (000 omitted)	$86,922	$47,909	$30,308	$30,564	$39,631	$50,252
Ratio to average net assets of:
Expenses	.86	%*	.87%	.89%	.90%	.91	%(b)	.90%
Net investment income	2.80	%*	3.05%	3.09%	3.14%	3.14	%(b)	3.04%
Portfolio turnover rate	10%	19%	24%	24%	21%	32%

See footnote summary on page 114.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	111

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Intermediate New York Municipal Portfolio
Class B
Six Months Ended March 31, 2010 (unaudited)	Year Ended September 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 14.35	$ 13.60	$ 13.82	$ 13.85	$ 13.89	$ 14.10

Income From Investment Operations:
Investment income, net†	.15	.33	.33	.34	.34	.33
Net realized and unrealized gain (loss) on investment transactions	(.14)	.79	(.21)	(.03)	(.04)	(.21)

Total from investment operations	.01	1.12	.12	.31	.30	.12

Less: Dividends and Distributions
Dividends from tax-exempt net investment income	(.15)	(.33)	(.34)	(.34)	(.34)	(.33)
Distributions from net realized gain on investment transactions	(.03)	(.04)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.18)	(.37)	(.34)	(.34)	(.34)	(.33)

Net asset value, end of period	$ 14.18	$ 14.35	$ 13.60	$ 13.82	$ 13.85	$ 13.89

Total Return(a)	.09%	8.39%	.80%	2.24%	2.17%	.85%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$2,190	$3,426	$11,912	$21,340	$31,804	$48,851
Average net assets (000 omitted)	$2,965	$8,161	$17,351	$26,557	$40,552	$54,088
Ratio to average net assets of:
Expenses	1.59	%*	1.60%	1.60%	1.60%	1.61	%(b)	1.60%
Net investment income	2.12	%*	2.39%	2.40%	2.44%	2.44	%(b)	2.34%
Portfolio turnover rate	10%	19%	24%	24%	21%	32%

See footnote summary on page 114.

112	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Intermediate New York Municipal Portfolio
Class C
Six Months Ended March 31, 2010 (unaudited)	Year Ended September 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 14.35	$ 13.60	$ 13.83	$ 13.85	$ 13.90	$ 14.11

Income From Investment Operations
Investment income, net†	.15	.32	.33	.33	.34	.33
Net realized and unrealized gain (loss) on investment transactions	(.13)	.80	(.23)	(.02)	(.05)	(.21)

Total from investment operations	.02	1.12	.10	.31	.29	.12

Less: Dividends and Distributions:
Dividends from tax-exempt net investment income	(.15)	(.33)	(.33)	(.33)	(.34)	(.33)
Distributions from net realized gain on investment transactions	(.03)	(.04)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.18)	(.37)	(.33)	(.33)	(.34)	(.33)

Net asset value, end of period	$ 14.19	$ 14.35	$ 13.60	$ 13.83	$ 13.85	$ 13.90

Total Return(a)	.16%	8.39%	.72%	2.31%	2.09%	.85%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$44,307	$30,877	$17,618	$17,300	$22,482	$36,217
Average net assets (000 omitted)	$37,012	$21,250	$17,493	$19,187	$28,661	$44,688
Ratio to average net assets of:
Expenses	1.56	%*	1.57%	1.60%	1.60%	1.61	%(b)	1.60%
Net investment income	2.11	%*	2.34%	2.40%	2.44%	2.44	%(b)	2.34%
Portfolio turnover rate	10%	19%	24%	24%	21%	32%

See footnote summary on page 114.

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Financial Highlights

*	Annualized

†	Based on average shares outstanding.

(a)	Total investment return is calculated assuming an initial investment made at net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(b)	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

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Financial Highlights

BOARD OF DIRECTORS

Thomas B. Stiles, II (1) (2), Chairman

Marilyn G. Fedak, President

Irwin Engelman(1)(3)

Bart Friedman(1)(3)

William Kristol(1)(3)

Donald K. Peterson(1)

Rosalie J. Wolf(1)(3)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Emilie D. Wrapp, Secretary

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Distributor†

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent†

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Ave. New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

(1)	Member of the Audit Committee and the Independent Directors Committee.

(2)	Member of the Fair Value Pricing Committee.

(3)	Member of the Nominating, Governance and Compensation Committee.

†	For the AllianceBernstein Intermediate Municipal Portfolios, Classes A, B and C shares only.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	115

Board of Directors

BOARD’S CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENTS

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

Short Duration New York Municipal Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

The Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuance of the Investment Management Agreement between the Sanford C. Bernstein Fund (the “Fund”), on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, U.S. Government Short Duration, Short Duration Plus and Intermediate Duration Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) and AllianceBernstein L.P. (the “Adviser”) (the “Investment Management Agreement”) at a meeting held on October 22, 2009.

The process relating to the annual review of the Investment Management Agreement between the Fund and the Adviser commenced following receipt by the Adviser of a letter dated August 24, 2009, from counsel to the Independent Directors. The letter contained a preliminary list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, received and evaluated extensive materials relating to the renewal of the Investment Management Agreement from the Adviser during September and October 2009. In addition, the Independent Directors received materials prepared by the Senior Officer, as described below. On September 24, 2009, the Directors held an in-person meeting to discuss their review of the Investment Management Agreement and the materials they had been provided. The Directors discussed the proposed continuance of the Investment Management Agreement in multiple private sessions with counsel and the Fund’s Senior Officer. The Directors also requested and received additional information from the Adviser regarding investment performance, including more detail as to the factors related to the under-performance of certain Portfolios and the steps being taken by the Adviser to improve performance. On October 21 and October 22, 2009, the Board of Directors held in-person

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Board’s Consideration Of Investment Management Arrangements

meetings to continue their review of the Investment Management Agreement, including the additional information on performance that had been provided by the Adviser. At the October 22, 2009 meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term on its current terms.

In approving the continuation of the Investment Management Agreement, the Board of Directors considered all information it deemed reasonably necessary to evaluate the terms of the Agreement and considered whether continuance of the Investment Management Agreement would be in the best interests of each respective Portfolio.

The Board of Directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fees in the Investment Management Agreement, wherein the Senior Officer concluded that the contractual fees contained in the Adviser’s proposal were reasonable with respect to all Portfolios and within the range of what would have been negotiated at arms-length in light of the surrounding circumstances.

The matters discussed below were considered separately by the Independent Directors in executive sessions, during which experienced counsel that is independent of the Adviser provided guidance to the Independent Directors. No single factor was considered in isolation or to be determinative to the decision of the Board to approve the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Portfolio to approve the continuation of the Investment Management Agreement including the fees to be charged for services thereunder.

Fees and Expenses

The Board of Directors, including the Independent Directors, compared the fees and expense ratios of each Portfolio as proposed by the Adviser (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data. Where applicable, the Board considered similarities and differences between each Portfolio and the other funds in its respective peer group, including the relationship of fees to the size of fund assets. The Senior Officer also performed analyses of the advisory fees based upon hypothetical fee structures and asset levels, and compared such analyses to the Portfolios’ peer groups.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	117

Board’s Consideration Of Investment Management Arrangements

On the basis of its review and consideration of the proposed fees as described above, the Board concluded that the current fees were reasonable.

Nature, Extent and Quality of Services

The Board of Directors, including the Independent Directors, considered their knowledge of the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Fund. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its administrative and other services provided to the Fund and the background and experience of the Adviser’s senior management. The Board also reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio. The Board considered the allocation of responsibilities as well as the factors which impacted the making and implementing of investment decisions for the Portfolios. The Board then reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Fund and noted that such staff was sufficient to ensure a high level of quality service to the Fund. The Board also considered how the organizational capabilities and financial condition of the Adviser, affected the nature and quality of its services and in particular, the impact, if any, recent market declines may have had on the Adviser’s available resources to provide services to the Fund.

In considering the nature and quality of the services provided by the Adviser, the Board of Directors, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index (the Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios). The Board was provided with performance data versus each Portfolio’s peer group, both before and after fees for the l-year, 3-year, 5-year and 10-year periods, as applicable, ended June 30, 2009 (“relevant periods”) and versus each Portfolio’s benchmark index, after fees, for the year to date, l-year, 3-years, 5-years, 10-years and since inception periods, as applicable, ended June 30, 2009. Both the funds included in each Portfolio’s peer group and the comparative performance data were provided to the Directors by Lipper. The Directors also receive detailed comparative performance information for the Fund’s Portfolios at each regular Board meeting during the year.

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At the request of the Directors, the Adviser also provided supplemental performance data regarding investment performance, which included more detailed explanations of the factors leading to the under-performance of certain Portfolios, the Adviser’s investment approach and the steps being taken by the Adviser to improve performance. Upon review of the supplemental material and a discussion of performance and the steps being taken to improve it, the Independent Directors noted that they were satisfied that their questions had been adequately addressed and that it would be appropriate to continue the applicable plans and agreements although they would continue to monitor closely the performance of the Portfolios.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Fund.

Profitability

The Board of Directors, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the Fund. The materials provided to the Independent Directors included a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2007 and 2008 which had been reviewed by an independent consultant retained by the Senior Officer. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Fund and that they had focused on profitability before taxes and distribution expenses. The Directors also received a presentation from the independent consultant who reviewed the Adviser’s methods of calculating profitability. The Directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. They further noted that the Adviser’s profitability in 2008 was lower than in previous years in large part due to significantly lower assets under management and correspondingly lower advisory fees.

After reviewing all relevant factors, the Board of Directors, including the Independent Directors, concluded that the level of the Adviser’s profits in respect of its management of the Fund was reasonable.

Economies of Scale

The Board of Directors, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	119

Board’s Consideration Of Investment Management Arrangements

scale. The Directors noted that they had previously considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry.

The Board concluded that the benefits of any economies of scale were appropriately being shared with Fund investors by way of, among other things, each Portfolio’s breakpoint arrangements as currently in effect as described below but also noted that recent declines in asset levels may have resulted in reductions of economies of scale.

Fall-Out Benefits and Other Revenue

The Board of Directors, including the Independent Directors, also took into account not only the advisory fees payable by the Portfolios, but also so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, transfer agency fees paid by the retail share classes of certain Portfolios to a wholly owned subsidiary of the Adviser and brokerage commissions paid by certain Portfolios to brokers affiliated with the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the continuation of the Investment Management Agreement, without change to the Portfolios’ fee schedules (set forth below), for an additional annual term:

Advisory Fee Schedule
Short Duration California Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Diversified Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration New York Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

U.S. Government Short Duration Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Plus Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

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Advisory Fee Schedule
New York Municipal Portfolio

0.50% of the first $1 billion;

0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion;

0.40% in excess of $3 billion up to, but not exceeding $5 billion;

0.35% of assets in excess of $5 billion

California Municipal Portfolio

0.50% of the first $1 billion;

0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion;

0.40% in excess of $3 billion up to, but not exceeding $5 billion;

0.35% of assets in excess of $5 billion

Diversified Municipal Portfolio

0.50% of the first $1 billion;

0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion;

0.40% in excess of $3 billion up to, but not exceeding $5 billion;

0.35% of assets in excess of $5 billion

Intermediate Duration Portfolio

0.50% of the first $1 billion;

0.45% in excess of $1 billion up to, but not exceeding $3 billion;

0.40% in excess of $3 billion up to, but not exceeding $5 billion;

0.35% in excess of $5 billion up to, but not exceeding $7 billion;

0.30% of assets in excess of $7 billion

Tax-Managed International Portfolio

0.925% of the first $1 billion;

0.85% in excess of $1 billion up to, but not exceeding $4 billion;

0.80% in excess of $4 billion up to, but not exceeding $6 billion;

0.75% in excess of $6 billion up to, but not exceeding $8 billion;

0.65% in excess of $8 billion up to, but not exceeding $10 billion;

0.60% of assets in excess of $10 billion

International Portfolio

0.925% of the first $1 billion;

0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion;

0.80% in excess of $4 billion up to, but not exceeding $6 billion;

0.75% of assets in excess of $6 billion up to, but not exceeding $8 billion;

0.65% of assets in excess of $8 billion

Emerging Markets Portfolio

1.175% of the first $1 billion;

1.05% in excess of $1 billion up to, but not exceeding $2 billion;

1.00% in excess of $2 billion up to, but not exceeding $3 billion;

0.90% in excess of $3 billion up to, but not exceeding $6 billion;

0.85% of assets in excess of $6 billion

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	121

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THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

The evaluation of the investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

1	It should be noted that the Senior Officer’s evaluation was completed on October 8, 2009.

2	Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Private Client Class shares of the Portfolios unless otherwise indicated.

122	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement:

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[3]
Tax-Managed International Portfolio	First $1 billion Next $3 billion Next $2 billion Next $2 billion Next $2 billion On the balance	0.925 0.850 0.800 0.750 0.650 0.600	% % % % % %

International Portfolio	First $1 billion Next $3 billion Next $2 billion Next $2 billion On the balance	0.925 0.850 0.800 0.750 0.650	% % % % %

Emerging Markets Portfolio	First $1 billion Next $1 billion Next $1 billion Next $3 billion On the balance	1.175 1.050 1.000 0.900 0.850	% % % % %

U.S. Government Short Duration Portfolio	First $750 million	0.450%
Short Duration Plus Portfolio	On the balance	0.400%

Short Duration California Municipal Portfolio
Short Duration Diversified Municipal Portfolio
Short Duration New York Municipal Portfolio

Intermediate Duration Portfolio	First $1 billion Next $2 billion Next $2 billion Next $2 billion On the balance	0.500 0.450 0.400 0.350 0.300	% % % % %

California Municipal Portfolio	First $1 billion	0.500%
Diversified Municipal Portfolio	Next $2 billion	0.450%
New York Municipal Portfolio	Next $2 billion	0.400%
	On the balance	0.350%

3	The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown. U.S. Government Short Duration Portfolio, Short Duration Plus, Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio and Short Duration New York Municipal Portfolio have not reached the first breakpoint of their investment advisory fee schedules.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	123

The Portfolios’ net assets on September 30, 2009 and 2008 are set forth below:

Portfolio	09/30/09 Net Assets ($MM)	09/30/08 Net Assets ($MM)
Tax-Managed International Portfolio	$5,293.7	$6,043.5
International Portfolio	$2,397.3	$2,841.3
Emerging Markets Portfolio	$1,948.5	$1,953.6
U.S. Government Short Duration Portfolio	$172.8	$115.4
Short Duration Plus Portfolio	$511.5	$425.9
Intermediate Duration Portfolio	$5,005.5	$4,892.8
Short Duration California Municipal Portfolio	$109.1	$141.4
Short Duration Diversified Municipal Portfolio	$433.3	$330.8
Short Duration New York Municipal Portfolio	$235.4	$162.5
California Municipal Portfolio	$1,216.8	$1,419.2
Diversified Municipal Portfolio	$5,098.2	$5,163.4
New York Municipal Portfolio	$1,794.8	$1,889.2

There have been various amendments to the investment advisory fee schedules of the Portfolios since October 2004 as a result of the Board of Directors’ negotiations with the Adviser. Set forth in the table below is the impact in basis points of the advisory fee changes made since October 2004 for each Portfolio. It should be noted that the estimated fees are based on September 30, 2009 net assets:

Effective Advisory Fees October 2004 vs. September 30, 2009

Portfolio	As of October 2004	As of September 2009	Difference
Tax-Managed International Portfolio[4]	0.913%	0.852%	0.061%
International Portfolio[5]	0.942%	0.881%	0.061%
Emerging Markets Portfolio	1.189%	1.114%	0.075%
U.S. Government Short Duration Portfolio	0.500%	0.450%	0.050%
Short Duration Plus Portfolio	0.500%	0.450%	0.050%
Intermediate Duration Portfolio[6]	0.460%	0.440%	0.020%
Short Duration California Municipal Portfolio	0.500%	0.450%	0.050%
Short Duration Diversified Municipal Portfolio	0.500%	0.450%	0.050%
Short Duration New York Municipal Portfolio	0.500%	0.450%	0.050%
California Municipal Portfolio	0.491%	0.491%	0.000%
Diversified Municipal Portfolio[7]	0.460%	0.439%	0.021%
New York Municipal Portfolio	0.478%	0.478%	0.000%

4	Since September 30, 2008 Tax-Managed International Portfolio lost breakpoint at $6 billion level.

5	Since September 30, 2008 Emerging Markets Portfolio lost breakpoint at $2 billion.

6	Since September 30, 2008 Intermediate Duration Portfolio lost breakpoint at $5 billion level.

7	Since September 30, 2008 Diversified Municipal Portfolio lost breakpoint at $5 billion level.

124	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Set forth below are the Portfolios’ total expense ratios for the most recent semi-annual period ended March 31, 2009. It should be noted that the annual and semi-annual total expense ratios set forth below are an average of the Portfolios’ daily total expense ratios:

Portfolio	Total Expense Ratio 10/1/08-3/31/09[8]
Tax-Managed International Portfolio	Private Client Class A Class B Class C	1.20 1.56 2.31 2.27	% % % %

International Portfolio	Private Client Class A Class B Class C	1.24 1.60 2.38 2.32	% % % %

Emerging Markets Portfolio	Private Client	1.68%

U.S. Government Short Duration Portfolio	Private Client	0.66%

Short Duration Plus Portfolio	Private Client Class A Class B Class C	0.64 0.98 1.71 1.69	% % % %

Intermediate Duration Portfolio	Private Client	0.58%

Short Duration California Municipal Portfolio	Private Client	0.67%

Short Duration Diversified Municipal Portfolio	Private Client	0.62%

Short Duration New York Municipal Portfolio	Private Client	0.65%

California Municipal Portfolio	Private Client Class A Class B Class C	0.62 0.90 1.62 1.61	% % % %

Diversified Municipal Portfolio	Private Client Class A Class B Class C	0.57 0.85 1.58 1.56	% % % %

New York Municipal Portfolio	Private Client Class A Class B Class C	0.61 0.89 1.61 1.60	% % % %

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized

8	Annualized.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	125

institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption, and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and the legal and reputation risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Portfolios.9 In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedule been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2009 net assets.

9	The adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiable vary based upon each client relationship.

126	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio	Net Assets 09/30/09 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	$5,293.7	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.405%	0.852%

International Portfolio	$2,397.3	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.412%	0.881%

Emerging Markets Portfolio	$1,948.5	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum account size: $50m	0.805%	1.114%

U.S. Government Short Duration Portfolio[10]	$172.8	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.191%	0.450%

Short Duration Plus Portfolio	$511.5	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.150%	0.450%

Intermediate Duration Portfolio	$5,005.5	U.S. Strategic Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.202%	0.440%

10	The Portfolio’s duration target of 1 to 3 years is similar to that of AllianceBernstein Institutional Low Duration, which targets a duration within 20% of the Merrill Lynch 1-3 Year Treasury Index. However, unlike AllianceBernstein Institutional Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio to invest primarily in U.S. Government and agency securities.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	127

Portfolio	Net Assets 09/30/09 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Short Duration California Municipal Portfolio	$109.1	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.214%	0.450%

Short Duration Diversified Municipal Portfolio	$433.3	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.156%	0.450%

Short Duration New York Municipal Portfolio	$235.4	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.180%	0.450%

California Municipal Portfolio	$1,216.8	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.195%	0.491%

Diversified Municipal Portfolio	$5,098.2	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.189%	0.438%

New York Municipal Portfolio	$1,794.8	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.193%	0.478%

128	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

With respect to Tax-Managed International Portfolio and International Portfolio, the Senior Officer compared the difference between the advisory fee charged to the Portfolios and the fee charged to the corresponding institutional accounts (herein referred to as the “spread”) and the spreads of the Portfolios’ group of Lipper peers.11 The result of that comparison was discussed with the Board of Directors.

The Adviser also manages the AllianceBernstein Mutual Funds (“ABMF”), which are investment companies. The advisory schedule of these funds, implemented in January 2004, as a result of the AoD between the NYAG and the Adviser, contemplates eight categories with almost all of the AllianceBernstein Mutual Funds in each category having the same fee schedule. In addition to the fee schedules of certain of those categories applicable to the Portfolios, set forth below are what would have been the effective advisory fees of the Portfolios had the AMBF fee schedules been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2009 net assets.

Portfolio	ABMF Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.694%	0.852%

International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.754%	0.881%

Emerging Markets Portfolio	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	1.114%

U.S. Government Short Duration Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Intermediate Duration Portfolio[12]	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.475%	0.440%

Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

11	Group peers selected by Lipper from the 2009 Lipper 15(c) Report. See pages xx-xx for additional information regarding Lipper.

12	The Adviser also manages Sanford C. Bernstein Fund II—Intermediate Duration Institutional Portfolio (“SCB II”), an open-end mutual fund that has a somewhat similar investment style as the Portfolio. SCB II is charged by the Adviser an advisory fee rate of 0.50% on the first $1 billion and 0.45% thereafter and has an expense cap of 0.45%.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	129

Portfolio	ABMF Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.491%

Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.424%	0.438%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.478%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg fund that has a somewhat similar investment style as the Emerging Markets Portfolio:

Portfolio	Luxembourg Fund	Luxembourg Fee[13]
Emerging Markets Portfolio	Emerging Markets Value Class A Class I (Institutional)	1.70% 0.90%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a similar investment style as Emerging Markets Portfolio are set forth below:

Portfolio	ITM Mutual Fund	ITM Fee
Emerging Markets Portfolio	AllianceBernstein Emerging Markets Growth Stock Fund F/FB14	0.800%

	AllianceBernstein Emerging Markets Growth Equity Fund[14]	0.800%

13	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

14	The ITM fund is privately placed or institutional.

130	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio	ITM Mutual Fund	ITM Fee
	AllianceBernstein Emerging Markets Growth Equity Fund F14	0.800%

	AllianceBernstein Emerging Markets Growth Stock Fund A / B14	0.900%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a similar investment style as certain of the Portfolios. Also shown are the Portfolio’ advisory fees, the advisory fee schedules of the sub-advised funds and the effective advisory fees of the sub-advisory relationships based on the Portfolios’ September 30, 2009 net assets:15

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee[16]	Portfolio Adv. Fee
International Portfolio	Client #1	AB Sub-advised Fee Schedule 0.65% on first $75 million 0.50% on next $25 million 0.40% on next $200 million 0.35% on next $450 million 0.30% thereafter	0.331%	0.881%

Client #1 Adviser Fee Schedule Advisory Fee

0.90% on first $250 million

0.875% on next $250 million

0.85% on next $250 million

0.825% on next $250 million

0.80% on next $1 billion

0.775% thereafter

*Plus Performance Fee

[Lipper International Funds Index]

of +/- 0.12%

			0.822%[17]

		Administrative Fee Between 0.08% and 0.05% depending on the fund’s asset size. Fee in 2008 was 0.07%.

15	In all cases the sub-adviser, AllianceBernstein, is paid by the sub-advised funds’ advisers.

16	The effective fee of each sub-advised fund’s adviser does not include the administrative fee charged to the fund.

17	The effective fee does not include a performance fee.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	131

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee[16]	Portfolio Adv. Fee
International Portfolio (cont.)	Client #2	AB Sub-advised Fee Schedule 0.60% on first $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter *Aggregated with other special equity portfolios	0.544%	0.881%

		Client #2 Adviser Fee Schedule Advisory Fee 0.85% on first $750 million 0.80% on next $1 billion 0.775% on next $3 billion 0.75% on next $5 billion 0.725% thereafter	0.809%

		Administrative Fee $35,000 plus Complex Fee of 0.15% on first $15 billion 0.125% on next $15 billion 0.10% on the balance

	Client #3	AB Sub-advised Fee Schedule 0.50% on first $100 million 0.46% on next $300 million 0.41% thereafter *Both Client #3 and Client #4 assets aggregated	0.420%	0.881%

		Client #3 Adviser Fee Schedule Advisory Fee 0.90% of average daily net assets Administrative Fee Actual Fee in 2008 0.30% for Class A shares	0.900%

	Client #4	AB Sub-advised Fee Schedule 0.50% on first $100 million 0.46% on next $300 million 0.41% thereafter *Both Client #3 and Client #4 assets aggregated	0.420%	0.881%

132	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee[16]		Portfolio Adv. Fee
International Portfolio (cont.)		Client #4 Adviser Fee Schedule Advisory Fee 1.00% of average daily net assets Administrative Fee Actual Fee in 2008 0.2443% for Class A shares	1.000%

	Client #5	AB Sub-advised Fee Schedule 0.72% on first $25 million 0.54% on next $25 million 0.45% on next $50 million 0.36% thereafter	0.375%		0.881%

		Client #5 Fee Schedule Advisory Fee 0.85% of average daily net assets Administrative Fee Complex Fee 0.26% on first $1 billion 0.19% on next $2 billion 0.15% on next $1 billion 0.08% on next $1 billion 0.05% on next $5 billion 0.03% on next $2 billion 0.02% thereafter	0.850%

	Client #6	AB Sub-advised Fee Schedule Base fee 0.22% on first $1 billion 0.18% on next $1.5 billion 0.16% thereafter *Plus performance fee (v. ACWI ex US)	0.197%	[17]	0.881%

		Client #6 Adviser Fee Schedule Advisory Fee Fee Schedule not available but actual advisory fee rate in 2008 was 0.42%. Administrative Fee Fee Schedule not available but actual advisory fee rate in 2008 was 0.01%.	0.420%

	Client #7	AB Sub-advised Fee Schedule 0.30% of average daily net assets	0.300%		0.881%

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	133

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee[16]	Portfolio Adv. Fee
International Portfolio (cont.)		Client #7 Adviser Fee Schedule Advisory Fee 0.505% of average daily net assets Administrative Fee 0.45% of average daily net assets	0.505%

	Client #8	AB Sub-advised Fee Schedule 0.60% on first $50 million 0.40% on next $50 million 0.30% on next $300 million 0.25% thereafter	0.267%	0.881%

		Client #8 Adviser Fee Schedule Advisory Fee 0.70% of average daily net assets Administrative Fee 0.05% of average daily net assets	0.700%

	Client #9	AB Sub-advised Fee Schedule 0.45% on first $200 million 0.36% on next $300 million 0.32% thereafter	0.336%	0.881%

		Client #9 Adviser Fee Schedule Advisory Fee 0.88% on first $200 million 0.81% on next $300 million 0.77% thereafter Administrative Fee 0.02% of average daily net assets	0.784%

Emerging Markets Portfolio	Client #10	AB Sub-advised Fee Schedule 1.00% on first $25 million 0.90% on next $25 million 0.75% thereafter *for accounts less than $65MM, 0.900%	0.774%	1.114%

		Client #10 Adviser Fee Schedule Advisory Fee 0.94% of average daily net assets Administrative Fee Between 0.004% and 0.02% of average daily net assets.	0.940%

134	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee[16]	Portfolio Adv. Fee
Emerging Markets Portfolio (cont.)	Client #11	AB Sub-advised Fee Schedule 0.75% on first $50 million 0.55% on next $50 million 0.50% on next $300 million 0.45% thereafter	0.468%	1.114%

		Client #11 Adviser Fee Schedule Advisory Fee 1.15% of average daily net assets Administrative Fee 0.05% of average daily net assets	1.150%

	Client #12	AB Sub-advised Fee Schedule 0.425% of average daily net assets	0.425%	1.114%

		Client #12 Adviser Fee Schedule Advisory Fee 1.05% of average daily net assets Administrative Fee 0.65% of average daily net assets	1.050%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations. While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolios and sub-advisory relationships. There could also be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than it would be willing to manage investment company assets.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers. Lipper’s

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	135

analysis included each Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)18 at the approximate current asset level of the subject Portfolio.19

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EGs of certain Portfolios had an insufficient number of comparable peers, in the view of the Senior Officer and the Adviser. Consequently, at the request of the Senior Officer and the Adviser, Lipper expanded the Portfolios’ EGs to include peers with a different load type,320 and for certain Portfolios, a similar but not the same Lipper investment classification/objective. However, because Lipper had expanded the Portfolios’ EGs, under Lipper’s standard guidelines, the Portfolios’ Lipper Expense Universes (“EU”)21 were also

18	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

19	The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

20	The EGs and EUs for all Portfolios were expanded to include peers of the following load type: institutional load, front-end load and no-load. It should be noted that the expansion of the Portfolios’ EUs was not requested by the Adviser or the Senior Officer. They requested that only the EGs be expanded.

21	Lipper describes an EU as a broader group consisting of all funds in the same investment classification/objective with a similar load type as the subject Portfolio. A “normal” EU will include funds that have the same investment objective/classification as the subject fund. Except for asset size comparability, Lipper uses the same criteria for selecting EG peers when selecting EU peers. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

136	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

expanded to include the universes of peers that had a similar but not the same Lipper investment objective/classification and load type.

Portfolio	Contractual Management Fee (%)	Lipper Exp. Group Median (%)	EG Rank
Tax-Managed International Portfolio[22]	0.861	0.780	13/17
International Portfolio[22]	0.887	0.812	12/18
Emerging Markets Portfolio	1.126	1.200	6/15
U.S. Government Short Duration Portfolio	0.450	0.480	5/18
Short Duration Plus Portfolio	0.450	0.455	8/18
Intermediate Duration Portfolio	0.444	0.448	9/18
Short Duration California Municipal Portfolio[22]	0.450	0.490	4/10
Short Duration Diversified Municipal Portfolio	0.450	0.478	6/17
Short Duration New York Municipal Portfolio[22]	0.450	0.464	4/10
California Municipal Portfolio Error! Bookmark not defined.22,[23]	0.493	0.563	6/18
Diversified Municipal Portfolio[22]	0.435	0.442	8/12
New York Municipal Portfolio[22,23]	0.479	0.554	6/18

Set forth below is a comparison of the Portfolios’ total expense ratios and the medians of their EGs and EUs. The Portfolios’ rankings are also shown.

Portfolio	Expense Ratio (%)[24]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Tax-Managed International Portfolio[25]	1.122	1.122	9/17	1.258	110/333
International Portfolio[25]	1.183	1.173	11/18	1.258	134/333
Emerging Markets Portfolio	1.512	1.612	5/15	1.581	72/165
U.S. Government Short Duration Portfolio	0.731	0.743	8/18	0.734	28/56
Short Duration Plus Portfolio	0.646	0.687	5/18	0.694	44/112
Intermediate Duration Portfolio	0.567	0.751	2/18	0.742	82/289

22	The Portfolio’s EG was expanded with respect to investment classification/objective by Lipper at the request of the Senior Officer and the Adviser.

23	Note that one of the Portfolio’s peers is excluded in the contractual management fee rankings because Lipper is unable to calculate the peer’s contractual management fee due to the peer’s gross income component.

24	The total expense ratio information is for the Private Client Class shares as of September 30, 2008.

25	The Portfolio’s EU was expanded with respect to investment classification/objective by Lipper under standard Lipper guidelines.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	137

Portfolio	Expense Ratio (%)[24]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Short Duration California Municipal Portfolio[25]	0.694	0.735	4/10	0.744	6/16
Short Duration Diversified Municipal Portfolio	0.636	0.616	10/17	0.598	22/35
Short Duration New York Municipal Portfolio[25]	0.668	0.735	4/10	0.744	5/16
California Municipal Portfolio[25]	0.617	0.750	5/19	0.700	38/111
Diversified Municipal Portfolio[25]	0.567	0.591	6/12	0.679	32/104
New York Municipal Portfolio[25]	0.607	0.733	5/19	0.700	34/111

Based on this analysis, except for Tax-Managed International Portfolio and International Portfolio, the Portfolios have a lower contractual management fee than each of their respective EG medians. Except for International Portfolio and Short Duration Diversified Portfolio, which have a higher total expense ratio compared to each of their respective EG median, and Tax-Managed International Portfolio, which has a total expense ratio equal to its EG median, the Portfolios have a lower total expense ratio compared to each of their respective EG medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s finance areas provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. With the exception of Short Duration California Municipal, the Adviser’s profitability, excluding administrating and servicing fees (A&S), decreased for the Portfolios during calendar year 2008, relative to 2007.

138	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

The Adviser provides the Portfolios with shareholder servicing services. For these services, the Adviser charges each Fixed-Income Portfolio26 an annual fee of 0.10% of each such Portfolio’s average daily assets and each Equity Portfolio27 an annual fee of 0.25% of each such Portfolio’s average daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement in the Portfolios’ most recently completed fiscal year:28

Portfolio	Shareholder Serving Agreement Fee
Tax-Managed International Portfolio	$20,833,302
International Portfolio	$9,571,214
Emerging Markets Portfolio	$7,193,834
U.S. Government Short Duration Portfolio	$94,678
Short Duration Plus Portfolio	$342,890
Intermediate Duration Portfolio	$5,220,966
Short Duration California Municipal Portfolio	$106,703
Short Duration Diversified Municipal Portfolio	$277,346
Short Duration New York Municipal Portfolio	$132,487
California Municipal Portfolio	$1,414,368
Diversified Municipal Portfolio	$5,052,989
New York Municipal Portfolio	$1,828,068

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and commissions for providing brokerage services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

26	The Fixed-Income Portfolios include U.S. Government Short Duration Portfolio, Short Duration Plus Portfolio, Intermediate Duration Portfolio, Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio, Short Duration New York Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio.

27	The Equity Portfolios include Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio.

28	Pertains to the fiscal year ended September 30, 2008. At the time the evaluation was completed, information for the Fund’s fiscal year ending September 30, 2009 was unavailable.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	139

Certain of the Portfolios have retail class shares. Except for Short Duration Plus Portfolio, the retail classes make up a relatively small percentage of each of those Portfolios’ total net assets:

	Retail Classes Net Assets 09/30/09 ($MM)
Portfolio	Class A	Class B	Class C	Total Retail	Retail Classes Net Assets as % of Total Net Assets
Tax-Managed International Portfolio	$3.9	$0.4	$1.7	$5.3	0.11%
International Portfolio	$20.1	$2.0	$10.5	$32.6	1.36%
Short Duration Plus Portfolio	$53.3	$9.3	$25.2	$87.8	17.17%
California Municipal Portfolio	$41.0	$1.9	$18.7	$61.7	5.07%
Diversified Municipal Portfolio	$113.5	$3.7	$46.0	$163.3	3.20%
New York Municipal Portfolio	$66.9	$3.9	$30.9	$101.7	5.67%

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2008, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds (which includes the retail classes of the Portfolios) or approximately $19 million for distribution services and educational support (revenue sharing payments).

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the Portfolios’ most recently completed fiscal year:28

Portfolio	Amount Received
Tax-Managed International Portfolio	$725
International Portfolio	$3,353
Short Duration Plus Portfolio	$1,116
California Municipal Portfolio	$1,625
Diversified Municipal Portfolio	$2,370
New York Municipal Portfolio	$4,918

140	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the Portfolios’ most recently completed fiscal year:28

Portfolio	12b-1 Fee Received	CDSC Received
Tax-Managed International Portfolio	$66,685	$752
International Portfolio	$429,807	$19,882
Short Duration Plus Portfolio	$344,414	$16,656
California Municipal Portfolio	$337,801	$2,376
Diversified Municipal Portfolio	$629,874	$8,206
New York Municipal Portfolio	$439,360	$4,270

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent of the retail classes of the Portfolios, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability increased in 2008 in comparison to 2007. During the Portfolios’ most recently completed fiscal year, ABIS received the following net fees from the retail classes of the Portfolios:29

Portfolio	ABIS Fee	Expense Offset
Tax-Managed International Portfolio[30]	$11,527	$343
International Portfolio	$43,159	$2,823
Short Duration Plus Portfolio	$29,907	$1,745
California Municipal Portfolio	$18,000	$513
Diversified Municipal Portfolio	$22,206	$1,183
New York Municipal Portfolio	$18,000	$908

Certain of the Portfolios effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolios’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with these Portfolios is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolios. These credits and charges are not being passed onto to any SCB client.

29	The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account.

30	With respect to Tax-Managed International Portfolio, ABIS voluntarily agreed to waive a portion of its fees in the amount of $6,473.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	141

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,31 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli32 study on advisory fees and various fund characteristics. The preliminary results of the updated study, based on more recent data and using Lipper classifications, were found to be consistent with the results of the original study. The independent consultant observed patterns of lower advisory fees for funds with higher levels of assets and funds from larger family sizes compared to funds with smaller asset levels and funds from smaller family sizes, which according to the independent consultant is indicative of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds reached higher levels of assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $482 billion as of August 31, 2009, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Lipper in the table below shows the 1, 3, 5, and 10 year gross performance returns of the Portfolios33 relative to the medians of the Portfolios’ Lipper Performance Groups (“PG”) and Lipper Performance

31	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

32	The Deli study was originally published in 2002 based on 1997 data.

33	The gross performance returns are for the Private Client class shares of the Portfolios and were provided by Lipper.

142	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Universes (“PU”) 34 for the periods ended June 30, 2009.35 Also shown are the gross performance rankings of the Portfolios.

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Tax-Managed International Portfolio
1 year	-40.11	-35.42	-30.83	8/9	229/234
3 year	-12.69	-8.98	-6.71	8/9	198/200
5 year	-0.52	2.30	3.08	8/9	170/173
10 year	2.23	2.23	2.13	5/9	45/100

International Portfolio
1 year	-40.14	-35.42	-30.83	8/9	230/234
3 year	-12.38	-8.98	-6.71	8/9	195/200
5 year	-0.24	2.15	3.08	7/8	167/173
10 year	2.47	2.57	2.13	5/8	41/100

Emerging Markets Portfolio
1 year	-32.44	-31.21	-29.33	10/15	144/225
3 year	0.76	1.81	2.71	10/15	108/159
5 year	15.63	14.58	14.67	5/14	36/127
10 year	12.34	10.64	10.60	3/13	22/76

U.S. Government Short Duration Portfolio
1 year	4.12	5.59	5.06	15/18	49/66
3 year	5.14	5.80	5.78	16/18	44/60
5 year	4.04	4.58	4.46	17/18	45/58
10 year	4.74	4.95	4.93	11/13	31/43

Short Duration Plus Portfolio
1 year	1.68	2.99	1.85	13/18	98/183
3 year	2.69	4.48	3.60	14/17	91/158
5 year	2.63	3.75	3.47	15/17	82/130
10 year	4.08	4.59	4.65	11/12	58/72

Intermediate Duration Portfolio
1 year	3.48	1.32	4.26	6/18	242/413
3 year	5.12	3.58	5.55	6/18	182/332
5 year	4.51	3.57	4.71	4/15	155/278
10 year	5.39	5.39	5.95	6/11	128/159

34	The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/ EU.

35	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	143

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Short Duration California Municipal Portfolio
1 year	3.99	4.13	4.06	5/7	8/14
3 year	4.19	4.19	4.41	4/7	6/9
5 year	3.37	3.85	3.85	5/5	7/7
10 year	3.56	4.32	4.34	3/3	5/5

Short Duration Diversified Municipal Portfolio
1 year	3.88	4.55	4.08	11/17	28/46
3 year	4.15	4.40	4.16	11/17	21/40
5 year	3.45	3.51	3.42	9/15	18/38
10 year	3.75	3.78	3.97	6/10	12/18

Short Duration New York Municipal Portfolio
1 year	3.94	5.02	5.02	4/4	7/8
3 year	4.17	4.60	4.60	3/3	6/7
5 year	3.47	3.69	3.69	3/3	7/7
10 year	3.65	4.25	4.25	3/3	7/7

California Municipal Portfolio
1 year	3.43	3.10	2.98	3/6	11/26
3 year	4.15	3.92	3.84	3/6	9/25
5 year	3.76	3.79	3.75	4/6	10/25
10 year	4.41	4.76	4.67	5/5	15/16

Diversified Municipal Portfolio
1 year	5.07	4.01	4.66	2/10	40/105
3 year	4.75	4.07	4.49	3/9	31/97
5 year	4.06	4.06	4.04	5/9	37/84
10 year	4.73	4.72	4.82	3/6	34/54

New York Municipal Portfolio
1 year	4.94	4.13	4.96	3/7	12/18
3 year	4.73	4.37	4.73	2/7	9/17
5 year	4.12	4.00	4.13	2/7	10/17
10 year	4.73	4.83	5.01	3/4	10/12

144	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolios (in bold)36 versus their benchmarks.37

	Periods Ending June 30, 2009 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Tax-Managed International Portfolio	-40.78	-13.67	-1.66	1.02	5.53
MSCI EAFE Index	-31.35	-7.98	2.31	1.18	5.14
Inception Date: June 22,1992

International Portfolio	-40.86	-13.41	-1.43	1.23	1.32
MSCI EAFE Index	-31.35	-7.98	2.31	1.18	1.01
Inception Date: April 30, 1999

Emerging Markets Portfolio	-33.45	-0.76	13.83	10.51	7.60
MSCI Emerging Markets Index	-28.07	2.95	14.72	8.74	6.36
Inception Date: December 15, 1995

U.S. Government Short Duration Portfolio	3.37	4.34	3.25	3.95	5.15
Merrill Lynch 1-3 Year Treasury Index	4.39	5.58	4.07	4.59	5.88
Inception Date: January 3, 1989

Short Duration Plus Portfolio	1.03	2.02	1.95	3.39	5.06
Merrill Lynch 1-3 Year Treasury Index	4.39	5.58	4.07	4.59	5.87
Inception Date: December 12, 1988

Intermediate Duration Portfolio	2.93	4.53	3.91	4.77	6.48
Barclays U.S. Aggregate Bond Index	6.05	6.43	5.01	5.98	7.31
Inception Date: January 17, 1989

Short Duration California Municipal Portfolio	3.27	3.46	2.60	2.77	3.16
Barclays 1 Year Municipal Bond Index	4.34	4.33	3.26	3.48	3.84
Inception Date: October 3, 1994

Short Duration Diversified Municipal Portfolio	3.22	3.48	2.76	3.04	3.39
Barclays 1 Year Municipal Bond Index	4.34	4.33	3.26	3.48	3.84
Inception Date: October 3, 1994

36	The performance returns and risk measures shown in the table are for the Private Client Class shares of the Portfolios and were provided by the Adviser.

37	The Adviser provided Portfolio and benchmark performance return information for the periods through June 30, 2009.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	145

	Periods Ending June 30, 2009 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Short Duration New York Municipal Portfolio	3.32	3.49	2.77	2.91	3.23
Barclays 1 Year Municipal Bond Index	4.34	4.33	3.26	3.48	3.84
Inception Date: October 3, 1994

California Municipal Portfolio	2.80	3.51	3.11	3.74	4.79
Barclays 5 Year GO Municipal Index	7.35	5.68	4.37	4.86	5.58
Inception Date: August 6, 1990

Diversified Municipal Portfolio	4.48	4.15	3.46	4.09	5.13
Barclays 5 Year GO Municipal Index	7.35	5.68	4.37	4.86	5.74
Inception Date: January 9, 1989

New York Municipal Portfolio	4.29	4.08	3.48	4.07	5.16
Barclays 5 Year GO Municipal Index	7.35	5.68	4.37	4.86	5.74
Inception Date: January 9, 1989

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 09, 2009

146	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Conservative Wealth Strategy*

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy*

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio*

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Core Opportunities Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Municipal Bond Inflation Strategy California High Income Massachusetts Michigan	Minnesota National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Ibero-America Fund*

Inflation Strategies

Multi-Asset Inflation Strategy

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to December 31, 2009, Conservative Wealth Strategy was named Wealth Preservation Strategy, and Tax-Managed Conservative Wealth Strategy was named Tax-Managed Wealth Preservation Strategy. U.S. Strategic Research Portfolio was incepted on December 23, 2009. Prior to January 20, 2010, The Ibero-America Fund was named The Spain Fund. Prior to March 1, 2010, Core Opportunities Fund was named the Focused Growth & Income Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	147

AllianceBernstein Family of Funds

NOTES

148	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IM-0152-0310

SANFORD C. BERNSTEIN FUND, INC.

Overlay Portfolios

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

SEMI-ANNUAL REPORT

MARCH 31, 2010

Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolios’ prospectus, an additional copy of which may be obtained by visiting our website at alliancebernstein.com and clicking on “Private Clients,” then “Investments,” then “Stocks” or “Bonds,” then “Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at alliancebernstein.com and click “Private Clients,” then “Investments,” then “Stocks” or “Bonds,” then “Prospectuses, SAIs and Shareholder Reports”.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

The Report of Independent Registered Public Accounting Firm can be found with the applicable Portfolio’s Schedules of Investments. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

Investment Products Offered:     •   Are Not FDIC Insured   •   May Lose Value   •   Are Not Bank Guaranteed

Portfolio Manager Commentaries

To Our Shareholders—May 26, 2010

This report provides management’s discussion of the market review and investment strategy for the Overlay Portfolios (the “Portfolios”) of the Sanford C. Bernstein Fund, Inc. from the Portfolios’ inception date of February 8, 2010 through March 31, 2010. Please note that information for the International, Tax-Managed International, Emerging Markets, New York Municipal, California Municipal, Diversified Municipal, Short Duration New York Municipal, Short Duration Diversified Municipal, Short Duration California Municipal, US Government Short Duration, Short Duration Plus and Intermediate Duration Portfolios of Sanford C. Bernstein Fund, Inc. may be found in a separate report.

The Portfolios are intended to be used as part of a broader investment program administered directly by Sanford C. Bernstein & Co. LLC (“Bernstein”). The performance and objectives of the Portfolios should be evaluated only in the context of the investor’s complete investment program. The Portfolios are NOT designed to be used as a stand-alone investment.

Investment Objective and Strategies

The investment objective of the Overlay A and Tax-Aware Overlay A Portfolios is to moderate the volatility of an equity-oriented asset allocation over the long term, as part of an investor’s overall asset allocation managed by Bernstein. The investment objective of the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios is to moderate the volatility of a fixed-income-oriented asset allocation over the long term, as part of an investor’s overall asset allocation managed by Bernstein.

The Portfolios may invest in a diversified portfolio of securities and other financial instruments, including derivative instruments (“Derivatives”), that provide investment exposure to a variety of asset classes. These asset classes may include: equity securities and fixed-income instruments of issuers located within and outside the United States, real estate related securities, high yield securities, currencies and commodities. By adjusting investment exposure among the various asset classes in the Portfolios, AllianceBernstein L.P. (the “Adviser”) will seek to moderate the volatility of diversified client portfolios managed by Bernstein that reflect a significant allocation to equity securities, in the case of the Overlay A and Tax-Aware Overlay A Portfolios, and a significant allocation to taxable or municipal fixed-income securities in the case of the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios.

The Adviser will alter asset class exposures as market and economic conditions change. The Adviser will employ risk/ return tools and fundamental research insights to determine how to adjust the Portfolios’ exposures to various asset classes. These dynamic adjustments to the Portfolios’ asset class exposures will be implemented principally through the use of Derivatives. The Portfolios’ use of Derivatives to alter investment exposure of an investor’s Bernstein account may create significant leveraged exposure to certain asset classes within the Portfolios.

The Adviser also may use exchange traded funds, exchange traded notes, structured investments and commodity-linked notes in seeking to carry out the Portfolios’ investment strategies. The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of Derivatives.

The Overlay A and Overlay B Portfolios are managed without regard to potential tax consequences to the shareholder.

The Tax-Aware Overlay A and Tax-Aware Overlay B Portfolios seek to minimize the impact of federal income taxes on shareholders’ returns over time. The Tax-Aware Overlay C Portfolio seeks to minimize the impact of federal and state income taxes on shareholders’ returns over time for California residents. The Tax-Aware Overlay N Portfolio seeks to minimize the impact of federal, state and local income taxes on shareholders’ returns over time for New York residents. In the case of the Tax-Aware Portfolios, the Adviser will employ tax management strategies in an attempt to reduce the impact of taxes on shareholders in the Portfolios.

Market Review and Investment Strategy

It was a volatile quarter for global equity markets. Stocks recovered from a steep decline in January to end the quarter higher in most developed markets. However, from the end of the quarter through the date of this letter, global equity markets experienced significant declines. During the period covered by this report, it appeared that investors had gained confidence from increasing signs that the global economic recovery was continuing to gain momentum, although concerns lingered about the sustainability of the recovery and soaring public debt levels. However, since that time, the sovereign debt crisis in Europe and the movement toward financial regulatory reform

(Portfolio Manager Commentaries continued on next page)

2010 Semi-Annual Report	1

Portfolio Manager Commentaries (continued)

in the US have rekindled investor anxieties. While returns in the US and non-US developed markets were positive during the reporting period, recent market events have brought returns for the global equity markets into negative territory. For the period from January 1, 2010 through May 25, 2010, the S&P 500 Index return was –2.94% and the MSCI EAFE Index (capitalization weighted, unhedged) return was –16.18%. While the consensus of economic forecasts and our own research continue to point to solid global economic growth over the coming year, efforts to reduce fiscal deficits could have a dampening effect in subsequent years, especially if demand from emerging markets in Asia and elsewhere begins to weaken.

The tensions that have characterized the markets this year are unlikely to abate over the near term. Business activity and corporate earnings appeared to be recovering during the period, and forward-looking economic indicators hinted at a sustainable global economic recovery. However, several prominent risks remain, including large fiscal deficits, which pose a particular threat in countries that are already highly-indebted (most notably Greece but also other European countries), high unemployment rates, and the need to carefully orchestrate fiscal and monetary exit strategies from the extraordinary measures implemented in the financial crisis. Given the uncertainty surrounding these factors, equity market volatility levels continue to be elevated and our quantitative tools and fundamental research forecasts expect equity markets to remain more volatile than normal over the near term. During the reporting period, expected returns for equities were sufficiently elevated to compensate investors for this heightened risk and, accordingly, all of the Portfolios were modestly overweight in equities relative to bonds during the period ended March 31, 2010. In response to recent market events, however, as of the end of May 2010, the Portfolios were modestly underweight in equities relative to bonds.

The opportunity in growth stocks remains compelling. The Portfolios’ growth holdings are positioned to take full advantage of an anticipated recovery in corporate spending. Corporate technology purchases, which were delayed during the recession, are expected to be particularly robust. The management team expects investors to look at financial companies with renewed interest once the recovery takes hold, and have maintained the Portfolios’ positions in what it views to be the likely winners. The value management team also believes that value stocks are well-positioned for a strong recovery and has increased the Portfolios’ exposure to companies that it believes should outperform as the global recovery strengthens. Many of these companies are in sectors with cyclically depressed cash flows that are being valued on the assumption that they will never recover. Other holdings include companies with relatively stable cash flows that the management team believes will strengthen dramatically when the global economy expands. The management team continues to seek firms with dominant market positions and other competitive advantages.

During the first quarter, global sovereign bond returns, as measured by the Citi World Government Bond Index (100% hedged to US dollars), posted a modest positive return of 1.10%. During this period, fixed-income investors began to differentiate between developed sovereign issuers. German and French government yields generally declined over the quarter, whereas yields in countries like Greece and Portugal rose based on investors’ ongoing fiscal concerns. The fiscal issues of Greece and other European nations, such as Spain, Italy and Portugal, have thrown a spotlight on the risks that burdensome levels of sovereign debt pose for future long-term growth. The financial support package agreed to in early May by euro-area leaders and the European Central Bank relieved the immediate financing problems facing Greece and other countries, but investors remain nervous about the scale of the longer-term challenge facing many countries in reducing their public debt to manageable levels. While the Portfolios hold no exposure to any of the euro-area peripheral countries (Greece, Portugal, Ireland, Italy, Spain) as the management team does not believe these yields are attractive on a risk-adjusted basis, they are not immune to the general rise in risk aversion.

In the municipal markets, the largest concerns on investors’ minds today are the potential for an increase in interest rates and municipal downgrades. While the US Federal Reserve may raise short-term interest rates later in 2010, favorable supply-and-demand factors should keep tax-exempt municipal bond prices higher and yields lower than they would otherwise be for some time. The Build America Bond Program has reduced tax-exempt bond issuance by providing a significant federal subsidy to states and municipalities that issue taxable municipal bonds. The prospect of a sharp decline in issuance for refinancing purposes should also limit tax-exempt issuance. The fall in interest rates since the middle of 2007 resulted in a lot of bond issuance to “refund” outstanding municipal bonds. While supply is likely to be limited in the near term, investor demand for tax-exempt municipal bonds should remain strong due to expected increases in federal income tax rates.

(Portfolio Manager Commentaries continued on next page)

2	Sanford C. Bernstein Fund, Inc.

Portfolio Manager Commentaries (continued)

As the reporting period drew to a close, the financial problems of state and local governments dominated news headlines as political leaders mustered the will to address their budget shortfalls. Fortunately, many other municipal bond issuers were well-insulated from the problems of state and local governments. Revenue bonds, such as those issued by water and sewer systems, electric utilities, airports, and critical toll roads are backed by the fees from essential systems. As a result, they continued to produce levels of revenues that not only provided for ongoing system operation and maintenance, but also for more than adequate coverage of debt service. The management team has emphasized such bonds in the Portfolios, and continues to limit exposure to the more volatile tax-supported sector.

Thank you for investing in the Overlay Portfolios of Sanford C. Bernstein Fund, Inc.

2010 Semi-Annual Report	3

Fund Expenses—March 31, 2010 (Unaudited)

Fund Expenses—As a shareholder of the Fund, you incur various ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE FEBRUARY 8, 2010+	ENDING ACCOUNT VALUE MARCH 31, 2010	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
Overlay A
Class 1
Actual	$1,000	$1,065.00	$1.73	1.20%
Hypothetical (5% return before expenses)	$1,000	$1,018.95	$6.04	1.20%
Class 2
Actual	$1,000	$1,065.00	$1.44	1.00%
Hypothetical (5% return before expenses)	$1,000	$1,019.95	$5.04	1.00%

Tax-Aware Overlay A
Class 1
Actual	$1,000	$1,074.00	$1.74	1.20%
Hypothetical (5% return before expenses)	$1,000	$1,018.95	$6.04	1.20%
Class 2
Actual	$1,000	$1,076.00	$1.45	1.00%
Hypothetical (5% return before expenses)	$1,000	$1,019.95	$5.04	1.00%

Overlay B
Class 1
Actual	$1,000	$1,026.00	$1.27	0.90%
Hypothetical (5% return before expenses)	$1,000	$1,020.44	$4.53	0.90%
Class 2
Actual	$1,000	$1,026.00	$1.06	0.75%
Hypothetical (5% return before expenses)	$1,000	$1,021.19	$3.78	0.75%

Tax-Aware Overlay B
Class 1
Actual	$1,000	$1,027.00	$1.27	0.90%
Hypothetical (5% return before expenses)	$1,000	$1,020.44	$4.53	0.90%
Class 2
Actual	$1,000	$1,027.00	$1.06	0.75%
Hypothetical (5% return before expenses)	$1,000	$1,021.19	$3.78	0.75%

Tax-Aware Overlay C
Class 1
Actual	$1,000	$1,027.00	$1.27	0.90%
Hypothetical (5% return before expenses)	$1,000	$1,020.44	$4.53	0.90%
Class 2
Actual	$1,000	$1,027.00	$1.06	0.75%
Hypothetical (5% return before expenses)	$1,000	$1,021.19	$3.78	0.75%

4	Sanford C. Bernstein Fund, Inc.

Fund Expenses—March 31, 2010 (Unaudited) (continued)

	BEGINNING ACCOUNT VALUE FEBRUARY 8, 2010+	ENDING ACCOUNT VALUE MARCH 31, 2010	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
Tax-Aware Overlay N
Class 1
Actual	$1,000	$1,029.00	$1.28	0.90%
Hypothetical (5% return before expenses)	$1,000	$1,020.44	$4.53	0.90%
Class 2
Actual	$1,000	$1,029.00	$1.06	0.75%
Hypothetical (5% return before expenses)	$1,000	$1,021.19	$3.78	0.75%

+	Commencement of operations.

*	The “Actual” and “Hypothetical” expenses paid are based on the period from February 8, 2010 (commencement of operations) to March 31, 2010. Actual and Hypothetical expenses are equal to the classes’ annualized expense ratios, shown in the table above, multiplied by the average account value over the period, multiplied by 51/365 (to reflect the since inception period) and multiplied by 182/365 (to reflect the one-half year period), respectively.

2010 Semi-Annual Report	5

Portfolio Summary—March 31, 2010 (Unaudited)

Overlay A Portfolio
Country Breakdown*	Sector Breakdown*
	Financials	17.4%
	Information Technology	14.9
	Energy	10.4
	Consumer Discretionary	10.1
	Industrials	8.8
	Health Care	8.3
	Equity: Other	7.5
	Consumer Staples	5.6
	Materials	5.1
	Retail	2.9
	Residential	2.6
	Telecommunication Services	2.5
	Office	2.0
	Lodging	1.0
	Utilities	0.9

Tax-Aware Overlay A Portfolio
Country Breakdown*	Sector Breakdown*
	Financials	21.6%
	Information Technology	17.9
	Energy	12.4
	Consumer Discretionary	11.4
	Health Care	10.5
	Industrials	10.0
	Consumer Staples	6.4
	Materials	6.0
	Telecommunication Services	2.8
	Utilities	1.0

Overlay B Portfolio

Country Breakdown*	Security Type Breakdown**

*	All data are as of March 31, 2010. Each Portfolio’s sector and country breakdowns are expressed as a percentage of each Portfolio’s long-term investments and may vary over time.

The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. With respect to the REIT investments of the Overlay A Portfolio, classifications presented herein are based on industry categorization methodology of the Adviser. These industry classifications are broadly defined. The “Schedule of Investments” section of the report reflects more specific sector information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

**	All data are as of March 31, 2010. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time.

6	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—March 31, 2010 (Unaudited)

Tax-Aware Overlay B Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

Tax-Aware Overlay C Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

Tax-Aware Overlay N Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

*	All data are as of March 31, 2010. Each Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services, Moody’s Investors Services, Inc. and Fitch Ratings, Ltd. Quality breakdown is the measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst). Pre-refunded bonds, which are escrowed by U.S. Government Securities, have been rated AAA by the Adviser.

^	“Other” represents less than 2.0% weightings in 11 different states.

^^	“Other” represents less than 1.6% weightings in 7 different states.

2010 Semi-Annual Report	7

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Overlay A Portfolio

March 31, 2010 (Unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–64.4%
Financials–11.3%
Capital Markets–3.9%
Ameriprise Financial, Inc.	5,300	$240,408
Credit Suisse Group AG	5,300	272,804
Credit Suisse Group AG (Sponsored ADR)	7,500	385,350
Deutsche Bank AG (Xetra)	1,600	122,821
Deutsche Bank AG (New York)	4,500	345,915
Franklin Resources, Inc.	2,700	299,430
Goldman Sachs Group, Inc. (The)	13,900	2,371,757
Julius Baer Group Ltd.	3,140	113,652
Macquarie Group Ltd.	3,180	137,524
Man Group PLC	24,800	90,783
Morgan Stanley	12,200	357,338

		4,737,782

Commercial Banks–3.3%
Banca Popolare di Milano Scarl(a)	4,300	26,697
Banco Bradesco SA (Preference Shares)	1,700	31,355
Banco Santander SA	19,100	253,342
Bank of China Ltd.	156,000	82,780
Barclays PLC	23,300	126,873
BB&T Corp.	7,300	236,447
BNP Paribas	2,000	153,293
Canadian Imperial Bank of Commerce	500	36,528
China Construction Bank Corp.–Class H	83,000	67,749
Credit Agricole SA(a)	4,090	71,444
Danske Bank A/S(a)	3,800	93,241
HSBC Holdings PLC	16,400	166,624
Industrial & Commercial Bank of China–Class H	246,000	187,468
Itau Unibanco Holding SA (ADR)	10,950	240,791
KB Financial Group, Inc. (ADR)	3,300	158,268
KBC Groep NV(a)	1,300	62,614
National Australia Bank Ltd.	4,900	123,632
National Bank of Canada	1,100	66,976
ORIX Corp.	1,100	97,669
OTP Bank Nyrt(a)	1,100	38,482
Societe Generale	1,000	62,760
Standard Chartered PLC	8,900	242,590
Sumitomo Mitsui Financial Group, Inc.	2,700	89,450
Turkiye Garanti Bankasi AS	21,100	98,914
Turkiye Vakiflar Bankasi Tao–Class D(a)	23,200	62,375
UniCredit SpA(a)	39,400	116,173
US Bancorp	6,400	165,632
Wells Fargo & Co.	26,300	818,456

		3,978,623

Diversified Financial Services–2.8%
Bank of America Corp.	63,600	1,135,260
Challenger Financial Services Group Ltd.	6,600	25,390
CME Group, Inc.–Class A	675	213,374

Company	Shares	U.S. $ Value

Hong Kong Exchanges and Clearing Ltd.	5,900	$98,246
JPMorgan Chase & Co.	42,600	1,906,350

		3,378,620

Insurance–1.3%
Allianz SE	1,500	187,736
China Life Insurance Co., Ltd.–Class H	29,000	138,971
Delta Lloyd NV(a)	2,600	61,763
Principal Financial Group, Inc.	12,100	353,441
Travelers Co., Inc. (The)	4,300	231,942
Unum Group	9,500	235,315
XL Capital Ltd.–Class A	18,600	351,540

		1,560,708

		13,655,733

Information Technology–9.1%
Communications Equipment–1.8%
Cisco Systems, Inc.(a)	19,500	507,585
Motorola, Inc.(a)	89,900	631,098
Nokia Oyj	10,000	155,841
Nokia Oyj (Sponsored ADR)–Class A	30,300	470,862
QUALCOMM, Inc.	4,600	193,154
Research In Motion Ltd.(a)	2,200	162,690

		2,121,230

Computers & Peripherals–3.1%
Apple, Inc.(a)	6,900	1,621,017
Dell, Inc.(a)	31,300	469,813
EMC Corp.(a)	30,300	546,612
Hewlett-Packard Co.	16,700	887,605
Toshiba Corp.(a)	39,000	201,857

		3,726,904

Electronic Equipment & Instruments–0.4%
Corning, Inc.	3,200	64,672
LG Display Co., Ltd. (ADR)	5,100	90,168
Murata Manufacturing Co., Ltd.	1,600	91,051
Nippon Electric Glass Co., Ltd.	13,000	183,494
Tyco Electronics Ltd.	675	18,549

		447,934

Internet Software & Services–1.5%
AOL, Inc.(a)	5,000	126,400
Google, Inc.–Class A(a)	2,600	1,474,226
Telecity Group PLC(a)	14,100	90,582
Tencent Holdings Ltd.	4,600	92,112

		1,783,320

IT Services–0.2%
Accenture PLC	5,500	230,725

Office Electronics–0.0%
Canon, Inc.	1,100	50,881

Semiconductors & Semiconductor Equipment–1.6%
ASML Holding NV	3,600	127,638
Broadcom Corp.–Class A	9,200	305,256

8	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Elpida Memory, Inc.(a)	2,100	$41,442
Intel Corp.	45,300	1,008,378
KLA-Tencor Corp.	9,300	287,556
Samsung Electronics Co., Ltd. (GDR) (London)(b)	400	146,951
Samsung Electronics Co., Ltd. (GDR) (OTC U.S.)(b)	150	55,125

		1,972,346

Software–0.5%
Microsoft Corp.	19,800	579,546
Symantec Corp.(a)	4,700	79,524

		659,070

		10,992,410

Energy–6.9%
Energy Equipment & Services– 2.6%
Cameron International Corp.(a)	7,400	317,164
Ensco International PLC (Sponsored ADR)	8,300	371,674
Noble Corp.(a)	8,900	372,198
Rowan Cos., Inc.(a)	8,400	244,524
Saipem SpA(a)	5,100	197,286
Schlumberger Ltd.	16,000	1,015,360
Technip SA	2,024	164,295
Tenaris SA	3,610	77,838
Transocean Ltd.(a)	4,300	371,434

		3,131,773

Oil, Gas & Consumable Fuels–4.3%
Banpu Public Co Ltd. (NVDR)	3,200	60,272
BG Group PLC	12,750	220,802
BP PLC	17,300	163,747
China Coal Energy Co.–Class H	66,000	102,924
China Petroleum & Chemical Corp.–Class H	24,000	19,680
Cimarex Energy Co.	4,100	243,458
CNOOC Ltd.	64,000	105,333
ConocoPhillips	13,800	706,146
Devon Energy Corp.	11,100	715,173
EnCana Corp.	2,600	80,894
ENI SpA	1,400	32,839
Gazprom OAO (Sponsored ADR)	5,400	126,738
LUKOIL OAO (London) (Sponsored ADR)	1,200	68,040
Newfield Exploration Co.(a)	4,900	255,045
Nexen, Inc. (New York)	14,900	368,179
Nexen, Inc. (Toronto)	4,800	118,765
Noble Energy, Inc.	5,400	394,200
OGX Petroleo e Gas Participacoes SA	11,900	111,415
OMV AG(a)	1,800	67,487
Penn West Energy Trust	3,100	65,653
Rosneft Oil Co. (GDR)(b)	6,600	52,338
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	10,200	294,968
Suncor Energy, Inc. (New York)	5,800	188,732
Suncor Energy, Inc. (Toronto)	4,700	152,849
Tullow Oil PLC	6,200	117,654
Valero Energy Corp.	15,700	309,290

Company	Shares	U.S. $ Value

Yanzhou Coal Mining Co., Ltd.–Class H	28,000	$67,156

		5,209,777

		8,341,550

Consumer Discretionary–6.6%
Auto Components–0.3%
Johnson Controls, Inc.	11,400	376,086

Automobiles–1.1%
Bayerische Motoren Werke AG(a)	2,700	124,560
Dongfeng Motor Group Co., Ltd.–Class H	28,000	45,329
Ford Motor Co.(a)	49,100	617,187
Honda Motor Co., Ltd.	4,400	155,094
Nissan Motor Co., Ltd.(a)	11,900	102,191
Suzuki Motor Corp.	3,300	72,864
Volkswagen AG (Preference Shares)	1,630	149,394

		1,266,619

Distributors–0.0%
Inchcape PLC(a)	39,600	17,713

Hotels, Restaurants & Leisure–0.8%
Carnival PLC	3,400	139,573
Ctrip.com International Ltd. (ADR)(a)	2,930	114,856
Hyatt Hotels Corp.(a)	1,800	70,128
Mitchells & Butlers PLC(a)	21,600	104,076
Royal Caribbean Cruises Ltd.(a)	8,900	293,611
Whitbread PLC	6,000	134,323
Wyndham Worldwide Corp.	5,400	138,942

		995,509

Household Durables–1.0%
DR Horton, Inc.	14,900	187,740
Electrolux AB	2,700	61,844
Fortune Brands, Inc.	4,800	232,848
Garmin Ltd.	8,800	338,624
MRV Engenharia e Participacoes SA	25,100	175,157
Sharp Corp.	5,000	62,614
Sony Corp.	3,000	114,949

		1,173,776

Media–1.9%
British Sky Broadcasting Group PLC	9,600	87,707
Comcast Corp.–Class A	20,800	391,456
Informa PLC	9,700	57,010
News Corp.–Class A	32,400	466,884
Time Warner Cable, Inc.–Class A	12,600	671,706
Time Warner, Inc.	11,200	350,224
Vivendi SA(a)	4,530	121,135
Walt Disney Co. (The)	3,300	115,203

		2,261,325

Multiline Retail–0.9%
JC Penney Co., Inc.	550	17,693
Kohl’s Corp.(a)	10,400	569,712
Marks & Spencer Group PLC	16,500	92,732
Target Corp.	8,200	431,320

		1,111,457

2010 Semi-Annual Report	9

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Specialty Retail–0.6%
Esprit Holdings Ltd.	11,500	$90,707
Gap, Inc. (The)	15,000	346,650
Lowe’s Cos., Inc.	3,300	79,992
RONA, Inc.(a)	1,600	24,166
Ross Stores, Inc.	4,400	235,268

		776,783

		7,979,268

Industrials–5.6%
Aerospace & Defense–0.5%
BAE Systems PLC	17,500	98,663
Lockheed Martin Corp.	450	37,449
Northrop Grumman Corp.	3,600	236,052
Raytheon Co.	4,100	234,192
Rolls-Royce Group PLC(a)	10,800	97,781

		704,137

Airlines–0.3%
British Airways PLC(a)	22,300	82,470
Delta Air Lines, Inc.(a)	16,700	243,653
Turk Hava Yollari	7,300	25,105

		351,228

Building Products–0.1%
Compagnie de St-Gobain(a)	2,100	100,850

Commercial Services & Supplies–0.1%
Rentokil Initial PLC(a)	31,300	62,092

Construction & Engineering–0.1%
Bouygues SA	1,800	90,310

Electrical Equipment–0.6%
ABB Ltd.(a)	6,800	148,652
Cooper Industries PLC	8,600	412,284
Trina Solar Ltd. (Sponsored ADR)(a)	2,400	58,584
Vestas Wind Systems A/S(a)	1,800	97,928

		717,448

Industrial Conglomerates–0.8%
Bidvest Group Ltd.	2,300	43,039
General Electric Co.	41,600	757,120
Siemens AG	2,010	200,833

		1,000,992

Industrial Warehouse Distribution–0.3%
Ascendas Real Estate Investment Trust	125,000	171,384
First Potomac Realty Trust	2,600	39,078
ProLogis	10,100	133,320

		343,782

Machinery–2.2%
Cargotec Oyj	900	26,006
Danaher Corp.	7,300	583,343
Dover Corp.	6,600	308,550
Illinois Tool Works, Inc.	14,400	681,984
Ingersoll-Rand PLC	16,900	589,303
MAN SE	623	52,110

Company	Shares	U.S. $ Value

NGK Insulators Ltd.	5,000	$102,211
SPX Corp.	3,600	238,752
Vallourec SA	753	151,949

		2,734,208

Professional Services–0.1%
Randstad Holding NV(a)	1,900	90,228

Trading Companies & Distributors–0.5%
Mitsubishi Corp.	10,100	265,223
Mitsui & Co., Ltd.	15,800	266,030
Noble Group Ltd.	26,000	56,767

		588,020

		6,783,295

Health Care–5.4%
Biotechnology–1.1%
Celgene Corp.(a)	2,800	173,488
Gilead Sciences, Inc.(a)	22,800	1,036,944
Vertex Pharmaceuticals, Inc.(a)	4,500	183,915

		1,394,347

Health Care Equipment & Supplies–1.6%
Alcon, Inc.	7,700	1,244,012
Baxter International, Inc.	6,000	349,200
Covidien PLC	7,100	356,988

		1,950,200

Health Care Providers & Services–0.3%
Aetna, Inc.	5,900	207,149
Celesio AG	800	25,568
Fresenius Medical Care AG & Co. KGaA	1,460	82,261
Medco Health Solutions, Inc.(a)	1,500	96,840

		411,818

Pharmaceuticals–2.4%
AstraZeneca PLC	2,900	129,299
Bayer AG(a)	3,430	231,764
Merck & Co., Inc.	12,600	470,610
Novartis AG	2,900	156,872
Pfizer, Inc.	28,100	481,915
Roche Holding AG	1,255	203,825
Sanofi-Aventis SA	4,490	335,081
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	13,320	840,226

		2,849,592

		6,605,957

Equity:Other–5.0%
Diversified/Specialty–4.5%
Alexandria Real Estate Equities, Inc.	1,000	67,600
American Campus Communities, Inc.	1,300	35,958
BioMed Realty Trust, Inc.	8,200	135,628
British Land Co. PLC	24,400	177,852
Canadian Real Estate Investment Trust (Toronto)	3,800	103,451

10	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

CB Richard Ellis Group, Inc.–Class A(a)	7,000	$110,950
Dexus Property Group	191,600	142,237
Digital Realty Trust, Inc.	2,800	151,760
DuPont Fabros Technology, Inc.	3,200	69,088
Entertainment Properties Trust	3,200	131,616
Fonciere Des Regions	1,200	132,019
GPT Group	339,200	178,846
H&R Real Estate Investment Trust	6,400	104,792
Henderson Land Development Co., Ltd.	24,000	169,171
Jones Lang LaSalle, Inc.	1,000	72,890
Kerry Properties Ltd.	25,500	136,577
Land Securities Group PLC	10,190	104,778
Lend Lease Group	26,100	207,221
Mitsubishi Estate Co., Ltd.	7,000	114,722
Mitsui Fudosan Co., Ltd.	39,000	663,813
Morguard Real Estate Investment Trust	7,400	99,381
New World Development Ltd.	151,000	294,474
Savills PLC	20,300	107,337
Sumitomo Realty & Development Co., Ltd.	11,000	209,900
Sun Hung Kai Properties Ltd.	41,000	614,719
Swire Pacific Ltd.	5,500	66,073
Unibail-Rodamco SE	3,000	607,348
UOL Group Ltd.	25,000	69,590
Vornado Realty Trust	2,700	204,390
Wereldhave NV(a)	1,100	105,516

		5,389,697

Health Care–0.5%
Chartwell Seniors Housing Real Estate Investment Trust	12,500	89,229
HCP, Inc.	3,100	102,300
Health Care REIT, Inc.	3,000	135,690
Omega Healthcare Investors, Inc.	5,100	99,399
Ventas, Inc.	4,300	204,164

		630,782

		6,020,479

Consumer Staples–3.7%
Beverages–0.9%
Anheuser-Busch InBev NV	4,400	221,310
Anheuser-Busch InBev NV (Sponsored ADR)	350	17,657
Carlsberg A/S	1,100	92,219
Constellation Brands, Inc.–Class A(a)	14,600	240,024
PepsiCo, Inc.	8,500	562,360

		1,133,570

Food & Staples Retailing–1.3%
Aeon Co., Ltd.	3,600	40,912
Casino Guichard Perrachon SA	700	59,160
Costco Wholesale Corp.	7,800	465,738
CVS Caremark Corp.	5,100	186,456
Safeway, Inc.	19,200	477,312
Supervalu, Inc.	8,900	148,452
Tesco PLC	29,700	196,363

		1,574,393

Company	Shares	U.S. $ Value

Food Products–1.1%
Archer-Daniels-Midland Co.	8,500	$245,650
Bunge Ltd.	5,500	338,965
Nestle SA	4,831	247,550
Nutreco Holding NV	300	18,895
Sara Lee Corp.	8,600	119,798
Smithfield Foods, Inc.(a)	4,000	82,960
Unilever NV	5,650	170,929
Wilmar International Ltd.	11,000	52,573

		1,277,320

Personal Products–0.1%
L’Oreal SA	680	71,511

Tobacco–0.3%
Altria Group, Inc.	3,900	80,028
British American Tobacco PLC	5,900	203,405
Japan Tobacco, Inc.	26	96,794

		380,227

		4,437,021

Materials–3.1%
Chemicals–0.7%
Dow Chemical Co. (The)	7,800	230,646
EI du Pont de Nemours & Co.	7,800	290,472
Huntsman Corp.	375	4,519
Koninklijke DSM NV	1,000	44,550
Potash Corp. of Saskatchewan, Inc.	640	76,384
Umicore	1,800	62,789
Yara International ASA(a)	2,600	113,038

		822,398

Metals & Mining–2.3%
AK Steel Holding Corp.	8,000	182,880
Anglo American PLC(a)	2,350	102,294
ArcelorMittal (Euronext Amsterdam)	4,300	188,535
ArcelorMittal (New York)	5,300	232,723
BHP Billiton PLC	5,900	201,650
Dowa Holdings Co., Ltd.	3,000	18,090
Freeport-McMoRan Copper & Gold, Inc.	7,800	651,612
Impala Platinum Holdings Ltd.	3,100	91,007
Kazakhmys PLC(a)	2,200	50,855
KGHM Polska Miedz SA	1,700	63,892
Mitsubishi Materials Corp.(a)	15,000	43,207
Reliance Steel & Aluminum Co.	3,400	167,382
Rio Tinto PLC	5,970	352,939
Steel Dynamics, Inc.	4,700	82,109
Vale SA (Sponsored ADR)–Class B	6,240	200,866
Xstrata PLC(a)	11,900	225,223

		2,855,264

Paper & Forest Products–0.1%
Fibria Celulose SA (Sponsored ADR)(a)	3,640	79,643

		3,757,305

2010 Semi-Annual Report	11

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Retail–1.9%
Regional Mall–1.4%
BR Malls Participacoes SA(a)	5,900	$69,671
CapitaMall Trust	53,000	66,940
CBL & Associates Properties, Inc.	8,000	109,600
Macerich Co. (The)	1,900	72,789
Multiplan Empreendimentos Imobiliarios SA	13,100	217,014
Simon Property Group, Inc.	7,700	646,030
Westfield Group	47,600	525,983

		1,708,027

Shopping Center/Other Retail–0.5%
Corio NV	2,200	146,817
Kimco Realty Corp.	6,500	101,660
Primaris Retail Real Estate Investment Trust	4,000	66,165
RioCan Real Estate Investment Trust (Toronto)	1,500	27,293
Tanger Factory Outlet Centers	1,700	73,372
Weingarten Realty Investors	7,700	166,012

		581,319

		2,289,346

Residential–1.7%
Multi-Family–1.4%
BRE Properties, Inc.	1,600	57,200
Camden Property Trust	1,200	49,956
Equity Residential	6,200	242,730
Essex Property Trust, Inc.	1,200	107,940
KWG Property Holding Ltd.	254,000	182,644
Mid-America Apartment Communities, Inc.	1,900	98,401
Shimao Property Holdings Ltd.	120,500	221,046
Stockland	66,600	243,294
UDR, Inc.	9,600	169,344
Wing Tai Holdings Ltd.	105,000	135,589
Yanlord Land Group Ltd.	131,000	174,609

		1,682,753

Self Storage–0.3%
Extra Space Storage, Inc.	5,600	71,008
Public Storage	3,400	312,766

		383,774

Student Housing–0.0%
Education Realty Trust, Inc.	7,000	40,180

		2,106,707

Telecommunication Services–1.6%
Diversified Telecommunication Services–0.9%
AT&T, Inc.	20,100	519,384
Bezeq Israeli Telecommunication Corp. Ltd.	22,307	63,272
France Telecom SA	4,900	117,368
Nippon Telegraph & Telephone Corp.	2,900	122,025
Telecom Italia SpA (ordinary shares)	99,500	143,061
Telefonica SA	6,500	154,014
Telstra Corp. Ltd.	7,400	20,290

		1,139,414

Company	Shares	U.S. $ Value

Wireless Telecommunication Services–0.7%
Crown Castle International Corp.(a)	1,900	$72,637
KDDI Corp.	14	72,476
Sprint Nextel Corp.(a)	42,300	160,740
Vodafone Group PLC	132,500	306,461
Vodafone Group PLC (Sponsored ADR)	10,700	249,203

		861,517

		2,000,931

Office–1.3%
Office–1.3%
Allied Properties Real Estate Investment Trust	5,200	103,933
Brandywine Realty Trust	9,700	118,437
Brookfield Properties Corp.	6,700	102,912
Cominar Real Estate Investment Trust	3,700	70,018
Corporate Office Properties Trust	4,200	168,546
Duke Realty Corp.	7,900	97,960
Dundee Real Estate Investment Trust	2,700	68,826
Great Portland Estates PLC	15,200	72,665
Hongkong Land Holdings Ltd.	57,000	288,575
HRPT Properties Trust	8,600	66,908
ING Office Fund	194,900	104,358
Kilroy Realty Corp.	1,500	46,260
Nippon Building Fund, Inc.	8	68,936
Nomura Real Estate Office Fund, Inc.	19	106,837
NTT Urban Development Corp.	86	72,812
Orix JREIT, Inc.	16	72,595

		1,630,578

Lodging–0.6%
Lodging–0.6%
DiamondRock Hospitality Co.(a)	10,600	107,166
Great Eagle Holdings Ltd.	39,000	108,846
Hersha Hospitality Trust	5,100	26,418
Hospitality Properties Trust	4,700	112,565
Host Hotels & Resorts, Inc.	9,000	131,850
InnVest Real Estate Investment Trust	12,700	74,275
LaSalle Hotel Properties	3,000	69,900
Sunstone Hotel Investors, Inc.(a)	12,500	139,625

		770,645

Utilities–0.6%
Electric Utilities–0.5%
E.ON AG(a)	4,400	162,671
EDF SA	1,800	98,124
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA (Preference Shares)–Class B	1,200	26,310
Pepco Holdings, Inc.	14,100	241,815
Tokyo Electric Power Co., Inc. (The)	3,100	82,681

		611,601

12	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Gas Utilities–0.1%
Tokyo Gas Co., Ltd.	15,000	$66,162

		677,763

Total Common Stocks (cost $77,142,156)		78,048,988

WARRANTS–1.5%
Information Technology–0.7%
Computers & Peripherals–0.0%
Quantra Computer, Inc., Credit Suisse/Nassau, expiring 4/02/12(a)	20,900	40,420

Electronic Equipment, Instruments & Components–0.2%
Hon Hai Precision, Credit Suisse, expiring 11/05/10(a)	36,700	158,434
Unimicron Technology Corp., Deutsche Bank AG London, expiring 1/17/17(a)(b)	19,600	25,149

		183,583

IT Services–0.1%
Infosys Technologies Ltd., Deutsche Bank AG London, expiring 1/17/17(a)	1,800	104,830

Semiconductors & Semiconductor Equipment–0.4%
Hynix Semiconductor, Inc., Deutsche Bank AG London, expiring 8/16/19(a)	7,900	186,450
Powertech Technology, Inc., Deutsche Bank AG London, expiring 1/24/17(a)	12,800	45,746
Samsung Electronics Co., Ltd., Deutsche Bank AG London, expiring 1/24/17(a)	230	166,304
United Microele, JPMorgan Chase Bank NA, expiring 9/29/14(a)(b)	277,000	146,810

		545,310

		874,143

Materials–0.3%
Metals & Mining–0.3%
Hon Hai Precision, Credit Suisse, expiring 9/15/14(a)	38,800	156,558
Sesa Goa Ltd., JPMorgan Chase Bank NA, expiring 9/29/14(a)(b)	2,300	23,943
Tata Steel Ltd., Merrill Lynch Intl & Co., expiring 12/23/14(a)(b)	10,600	149,231

		329,732

Company	Shares	U.S. $ Value

Financials–0.2%
Commercial Banks–0.1%
Bank of Baroda, JPMorgan Chase Bank NA, expiring 9/29/14(a)(b)	1,300	$18,369
Hana Financial Group, Inc., Deutsche Bank AG London, expiring 11/18/19(a)	3,400	105,339
Punjab National Bank Ltd., Merrill Lynch Intl & Co., expiring 3/10/11(a)(b)	1,800	40,633

		164,341

Thrifts & Mortgage Finance–0.1%
Housing Development Finance Corp., Deutsche Bank AG London, expiring 1/30/17(a)(b)	1,800	108,888

		273,229

Industrials–0.2%
Electrical Equipment–0.2%
Bharat Heavy E, JPMorgan Chase Bank NA, expiring 9/29/14(a)(b)	1,300	68,744
Au Optronics Corp., Credit Suisse/Nassau, expiring 2/17/12(a)	133,200	151,448

		220,192

Consumer Discretionary–0.1%
Automobiles–0.1%
Hyundai Motor Co., Merrill Lynch Intl & Co., expiring 8/26/10(a)(b)	900	91,873

Total Warrants (cost $1,767,412)		1,789,169

RIGHTS–0.0%
Consumer Discretionary–0.0%
Automobiles–0.0%
Volkswagen AG(a) (cost $0)	1,630	1,046

SHORT-TERM INVESTMENTS–50.0%
Investment Companies–50.0%
AllianceBernstein Fixed-Income Shares, Inc.–Government STIF Portfolio, 0.12%(c) (cost $60,496,476)	60,496,476	60,496,476

Total Investments—115.9% (cost $139,406,044)		140,335,679

Other assets less liabilities—(15.9)%		(19,203,102)

Net Assets—100.0%		$121,132,577

2010 Semi-Annual Report	13

Schedule of Investments (continued)

FUTURES CONTRACTS (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2010	Unrealized Appreciation/ (Depreciation)

Purchased Contracts
Australian T-Bond 10Yr Futures	1	June 2010	$94,868	$93,247	$(1,621)
EURO STOXX 50	2	June 2010	77,315	77,014	(301)
German Euro Bobl Futures	17	June 2010	2,681,733	2,688,281	6,548
German Euro Bund Futures	11	June 2010	1,823,938	1,832,630	8,692
German Euro Buxl Futures	7	June 2010	947,926	958,503	10,577
German Euro Schatz Futures	8	June 2010	1,174,459	1,174,796	337
Gov’t of Canada Bond 10Yr Futures	3	June 2010	347,715	347,039	(676)
JGB Mini 10 Yr Futures SGX	42	June 2010	6,236,358	6,203,637	(32,721)
MSCI EAFE Mini Index Futures	12	June 2010	935,994	944,280	8,286
MSCI Emerging Market Mini Futures	6	June 2010	297,725	303,240	5,515
S&P 500 Mini Index Futures	58	June 2010	3,374,679	3,379,080	4,401
S&P TSE 60 Index Futures	1	June 2010	137,727	138,532	805
TOPIX INDEX	1	June 2010	100,179	104,557	4,378
U.S. T-Bond 30 Yr Futures	13	June 2010	1,504,115	1,509,625	5,510
U.S. T-Note 10 Yr Futures	18	June 2010	2,100,124	2,092,500	(7,624)
U.S. T-Note 2 Yr Futures	1	June 2010	216,658	216,953	295
U.S. T-Note 5 Yr Futures	20	June 2010	2,308,596	2,296,875	(11,721)
UK Long Gilt Bond Futures	8	June 2010	1,389,784	1,393,064	3,280

					$3,960

TOTAL RETURN SWAP CONTRACTS ON INDICES (see Note 3)
Swap Counterparty & Index	Floating Rate	Notional Amount	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Credit Suisse First Boston International EPRA/NAREIT GLOBAL Index	1 Month LIBOR	$578	4/15/11	$(8)
Credit Suisse First Boston International EPRA/NAREIT GLOBAL Index	1 Month LIBOR	212	4/15/11	2,377
Credit Suisse First Boston International EPRA/NAREIT GLOBAL Index	1 Month LIBOR	806	4/15/11	21,112
Credit Suisse First Boston International EPRA/NAREIT GLOBAL Index	1 Month LIBOR	322	4/15/11	5,942
Credit Suisse First Boston International EPRA/NAREIT GLOBAL Index	1 Month LIBOR	989	4/15/11	8,654
Credit Suisse First Boston International EPRA/NAREIT GLOBAL Index	1 Month LIBOR	847	4/15/11	(16,851)
Credit Suisse First Boston International EPRA/NAREIT GLOBAL Index	1 Month LIBOR	357	4/15/11	(4,395)
Credit Suisse First Boston International EPRA/NAREIT GLOBAL Index	1 Month LIBOR	99	4/15/11	(2,161)

INTEREST RATE SWAP TRANSACTIONS (see Note 3)
			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments Received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Citibank, N.A.Citibank, N.A.	GBP 125	2/9/20	6 Month LIBOR	3.930%	$ 1,987
Credit Suisse First Boston	91	2/26/15	6 Month LIBOR	2.900%	543
Credit Suisse First Boston	CAD 38	2/26/15	SIFMA*	2.670%	(529)
Credit Suisse First Boston	GBP 75	3/1/15	6 Month LIBOR	2.930%	523
Credit Suisse First Boston	CAD 19	3/1/15	SIFMA*	2.710%	(228)
Credit Suisse First Boston International	78	3/5/15	SIFMA*	2.810%	(523)

14	Sanford C. Bernstein Fund, Inc.

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments Received by the Portfolio	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, N.A.	CAD 47	2/8/15	SIFMA*	2.580%	$ (806)
JPMorgan Chase Bank, N.A.	GBP 60	3/3/15	6 Month LIBOR	2.970%	532
JPMorgan Chase Bank, N.A.	CAD 48	3/3/15	SIFMA*	2.780%	(416)
JPMorgan Chase Bank, N.A.	GBP 60	3/2/20	6 Month LIBOR	3.893%	668
Morgan Stanley Capital Services Inc.	106	3/3/20	6 Month LIBOR	3.890%	1,134

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA).

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2010	Unrealized Appreciation/ (Depreciation)

Buy Contracts:
Australian Dollar	Settling 5/18/10	1,193	$1,093,384	$1,089,708	$(3,676)
Australian Dollar	Settling 5/18/10	216	197,353	197,298	(55)
Australian Dollar	Settling 5/18/10	201	183,310	183,597	287
Australian Dollar	Settling 6/17/10	153	138,128	139,271	1,143
Australian Dollar	Settling 5/18/10	35	31,260	31,970	710
Australian Dollar	Settling 5/18/10	23	20,455	21,009	554
Australian Dollar	Settling 5/18/10	21	17,974	19,182	1,208
British Pound	Settling 5/18/10	163	246,014	247,290	1,276
British Pound	Settling 5/18/10	56	84,257	84,958	701
British Pound	Settling 6/17/10	48	72,029	72,808	779
British Pound	Settling 5/18/10	47	69,924	71,304	1,380
British Pound	Settling 5/18/10	42	62,485	63,719	1,234
British Pound	Settling 5/18/10	33	50,051	50,065	14
British Pound	Settling 5/18/10	30	46,770	45,513	(1,257)
British Pound	Settling 5/18/10	27	40,248	40,962	714
British Pound	Settling 5/18/10	22	33,068	33,377	309
British Pound	Settling 5/18/10	14	20,901	21,240	339
British Pound	Settling 5/18/10	12	18,492	18,205	(287)
Canadian Dollar	Settling 5/18/10	240	233,501	236,298	2,797
Canadian Dollar	Settling 5/18/10	120	117,814	118,149	335
Canadian Dollar	Settling 5/18/10	115	111,429	113,226	1,797
Canadian Dollar	Settling 5/18/10	109	106,173	107,319	1,146
Canadian Dollar	Settling 5/18/10	101	99,075	99,442	367
Canadian Dollar	Settling 5/18/10	96	94,812	94,519	(293)
Canadian Dollar	Settling 5/18/10	90	87,861	88,612	751
Canadian Dollar	Settling 5/18/10	83	81,326	81,720	394
Canadian Dollar	Settling 5/18/10	71	68,861	69,905	1,044
Canadian Dollar	Settling 5/18/10	70	66,850	68,920	2,070
Canadian Dollar	Settling 5/18/10	69	64,209	67,936	3,727
Canadian Dollar	Settling 5/18/10	67	65,206	65,967	761
Canadian Dollar	Settling 5/18/10	63	61,221	62,028	807
Canadian Dollar	Settling 5/18/10	54	50,900	53,167	2,267
Canadian Dollar	Settling 5/18/10	39	37,736	38,399	663
Canadian Dollar	Settling 5/18/10	24	22,760	23,630	870

2010 Semi-Annual Report	15

Schedule of Investments (continued)

		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2010	Unrealized Appreciation/ (Depreciation)

Canadian Dollar	Settling 5/18/10	19	$17,797	$18,707	$910
Euro	Settling 5/18/10	508	683,992	686,155	2,163
Euro	Settling 5/18/10	272	365,446	367,390	1,944
Euro	Settling 5/18/10	215	289,485	290,400	915
Euro	Settling 5/18/10	146	195,132	197,202	2,070
Euro	Settling 5/18/10	95	129,680	128,316	(1,364)
Euro	Settling 5/18/10	77	105,337	104,004	(1,333)
Euro	Settling 5/18/10	50	68,283	67,535	(748)
Euro	Settling 5/18/10	50	67,868	67,535	(333)
Euro	Settling 5/18/10	45	60,968	60,781	(187)
Euro	Settling 5/18/10	40	54,311	54,028	(283)
Euro	Settling 5/18/10	22	29,767	29,715	(52)
Euro	Settling 5/18/10	13	17,626	17,559	(67)
Japanese Yen	Settling 5/18/10	70,945	766,277	759,022	(7,255)
Japanese Yen	Settling 5/18/10	22,538	242,586	241,128	(1,458)
Japanese Yen	Settling 6/17/10	14,969	166,326	160,177	(6,149)
Japanese Yen	Settling 5/18/10	11,476	123,521	122,779	(742)
Japanese Yen	Settling 5/18/10	7,529	84,892	80,551	(4,341)
Japanese Yen	Settling 5/18/10	4,421	49,539	47,299	(2,240)
Japanese Yen	Settling 5/18/10	3,413	38,269	36,515	(1,754)
Japanese Yen	Settling 5/18/10	3,195	35,440	34,182	(1,258)
Japanese Yen	Settling 5/18/10	2,577	29,057	27,571	(1,486)
Japanese Yen	Settling 5/18/10	2,318	26,099	24,800	(1,299)
Japanese Yen	Settling 5/18/10	1,211	13,601	12,956	(645)
New Zealand Dollar	Settling 5/18/10	719	513,445	509,320	(4,125)
New Zealand Dollar	Settling 6/17/10	414	289,394	292,669	3,275
New Zealand Dollar	Settling 6/17/10	177	124,744	125,127	383
Norwegian Krone	Settling 5/18/10	3,880	661,765	651,597	(10,168)
Norwegian Krone	Settling 6/17/10	1,725	288,245	289,260	1,015
Norwegian Krone	Settling 6/17/10	785	131,740	131,634	(106)
Swedish Krona	Settling 5/18/10	4,784	673,955	662,610	(11,345)
Swedish Krona	Settling 6/17/10	2,095	289,865	290,188	323
Swedish Krona	Settling 6/17/10	943	130,995	130,619	(376)
Swiss Franc	Settling 5/18/10	123	116,465	116,696	231
Swiss Franc	Settling 5/18/10	83	78,488	78,746	258
Swiss Franc	Settling 5/18/10	38	35,459	36,052	593
Swiss Franc	Settling 5/18/10	25	23,107	23,719	612
Swiss Franc	Settling 5/18/10	19	17,617	18,026	409
Swiss Franc	Settling 5/18/10	18	16,794	17,077	283
Swiss Franc	Settling 5/18/10	16	14,759	15,180	421

Sale Contracts:
Australian Dollar	Settling 5/18/10	74	67,211	67,593	(382)
Australian Dollar	Settling 5/18/10	79	71,892	72,160	(268)
Australian Dollar	Settling 5/18/10	131	120,062	119,658	404
Australian Dollar	Settling 5/18/10	160	144,931	146,147	(1,216)
Australian Dollar	Settling 5/18/10	505	457,959	461,276	(3,317)
Australian Dollar	Settling 5/18/10	561	512,070	512,428	(358)

16	Sanford C. Bernstein Fund, Inc.

		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2010	Unrealized Appreciation/ (Depreciation)

British Pound	Settling 5/18/10	47	$70,106	$71,304	$(1,198)
British Pound	Settling 5/18/10	80	119,330	121,369	(2,039)
British Pound	Settling 5/18/10	114	171,093	172,951	(1,858)
British Pound	Settling 5/18/10	182	275,968	276,115	(147)
British Pound	Settling 5/18/10	405	616,746	614,431	2,315
Canadian Dollar	Settling 6/17/10	129	126,280	127,002	(722)
Canadian Dollar	Settling 5/18/10	170	166,422	167,378	(956)
Canadian Dollar	Settling 5/18/10	248	244,294	244,175	119
Canadian Dollar	Settling 5/18/10	341	334,727	335,740	(1,013)
Canadian Dollar	Settling 5/18/10	823	812,815	810,306	2,509
Euro	Settling 5/18/10	67	91,489	90,497	992
Euro	Settling 5/18/10	77	102,720	104,004	(1,284)
Euro	Settling 6/17/10	132	178,559	178,294	265
Euro	Settling 5/18/10	140	188,894	189,098	(204)
Euro	Settling 5/18/10	144	194,724	194,501	223
Euro	Settling 5/18/10	215	288,100	290,400	(2,300)
Euro	Settling 5/18/10	234	316,536	316,063	473
Euro	Settling 5/18/10	254	340,360	343,077	(2,717)
Euro	Settling 6/17/10	289	389,930	390,355	(425)
Euro	Settling 5/18/10	1,405	1,917,221	1,897,731	19,490
Japanese Yen	Settling 5/18/10	8,746	94,629	93,571	1,058
Japanese Yen	Settling 5/18/10	11,249	124,373	120,350	4,023
Japanese Yen	Settling 5/18/10	13,415	145,990	143,524	2,466
Japanese Yen	Settling 5/18/10	17,286	188,116	184,938	3,178
Japanese Yen	Settling 5/18/10	22,538	241,438	241,128	310
Japanese Yen	Settling 5/18/10	24,044	257,571	257,241	330
Japanese Yen	Settling 5/18/10	56,389	609,183	603,291	5,892
New Zealand Dollar	Settling 5/18/10	404	282,881	286,183	(3,302)
Norwegian Krone	Settling 5/18/10	1,618	268,261	271,723	(3,462)
Swiss Franc	Settling 5/18/10	176	166,432	166,979	(547)

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2010, the aggregate market value of these securities amounted to $928,054 or 0.8% of net assets.
(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non Voting Depositary Receipt

REIT—Real Estate Investment Trust

See notes to financial statements.

2010 Semi-Annual Report	17

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay A Portfolio

March 31, 2010 (Unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–61.7%
Financials–13.4%
Capital Markets–4.6%
Ameriprise Financial, Inc.	11,900	$539,784
Credit Suisse Group AG	12,000	617,669
Credit Suisse Group AG (Sponsored ADR)	16,700	858,046
Deutsche Bank AG (New York)	10,100	776,387
Deutsche Bank AG (Xetra)	3,600	276,348
Franklin Resources, Inc.	6,100	676,490
Goldman Sachs Group, Inc. (The)	31,100	5,306,593
Julius Baer Group Ltd.	7,070	255,898
Macquarie Group Ltd.	7,100	307,050
Man Group PLC	55,200	202,065
Morgan Stanley	27,200	796,688

		10,613,018

Commercial Banks–3.7%
Banca Popolare di Milano Scarl	8,500	52,773
Banco Bradesco SA (Preference Shares)	3,900	71,932
Banco Santander SA	42,700	566,373
Bank of China Ltd.	348,000	184,664
Barclays PLC	51,900	282,605
BB&T Corp.	16,200	524,718
BNP Paribas	4,500	344,909
Canadian Imperial Bank of Commerce	1,000	73,057
China Construction Bank Corp.–Class H	186,000	151,822
Credit Agricole SA	9,110	159,134
Danske Bank A/S(a)	8,600	211,019
HSBC Holdings PLC	36,400	369,824
Industrial & Commercial Bank of China–Class H	546,000	416,087
Itau Unibanco Holding SA (ADR)	24,450	537,656
KB Financial Group, Inc. (ADR)	7,300	350,108
KBC Groep NV(a)	2,900	139,679
National Australia Bank Ltd.	10,900	275,018
National Bank of Canada	2,500	152,218
OTP Bank Nyrt(a)	2,200	76,963
Societe Generale	2,000	125,519
Standard Chartered PLC	19,900	542,420
Sumitomo Mitsui Financial Group, Inc.	6,100	202,092
Turkiye Garanti Bankasi AS	48,200	225,956
Turkiye Vakiflar Bankasi Tao–Class D(a)	53,100	142,764
UniCredit SpA(a)	87,800	258,882
US Bancorp	12,800	331,264
Wells Fargo & Co.	58,600	1,823,632

		8,593,088

Consumer Finance–0.1%
ORIX Corp.	2,450	217,536

Diversified Financial Services–3.2%
Bank of America Corp.	141,600	2,527,560
Challenger Financial Services Group Ltd.	14,800	56,935

Company	Shares	U.S. $ Value

CME Group, Inc.–Class A	1,500	$474,165
Hong Kong Exchanges and Clearing Ltd.	13,200	219,804
JPMorgan Chase & Co.	95,200	4,260,200

		7,538,664

Insurance–1.5%
Allianz SE	3,400	425,534
China Life Insurance Co., Ltd.–Class H	64,000	306,695
Delta Lloyd NV(a)	5,700	135,404
Principal Financial Group, Inc.	26,900	785,749
Travelers Co., Inc. (The)	9,600	517,824
Unum Group	21,200	525,124
XL Capital Ltd.–Class A	41,500	784,350

		3,480,680

Real Estate Management & Development–0.3%
Great Eagle Holdings Ltd.	12,000	33,491
Mitsui Fudosan Co., Ltd.	13,000	221,271
New World Development Ltd.	70,000	136,511
Shimao Property Holdings Ltd.	50,500	92,638
Sumitomo Realty & Development Co., Ltd.	8,000	152,655
Sun Hung Kai Properties Ltd.	11,000	164,924

		801,490

		31,244,476

Information Technology–10.5%
Communications Equipment–2.0%
Cisco Systems, Inc.(a)	43,400	1,129,702
Motorola, Inc.(a)	200,400	1,406,808
Nokia Oyj	22,400	349,084
Nokia Oyj (Sponsored ADR)–Class A	67,600	1,050,504
QUALCOMM, Inc.	7,900	331,721
Research In Motion Ltd.(a)	4,900	362,355

		4,630,174

Computers & Peripherals–3.6%
Apple, Inc.(a)	15,400	3,617,922
Dell, Inc.(a)	69,800	1,047,698
EMC Corp.(a)	67,600	1,219,504
Hewlett-Packard Co.	37,200	1,977,180
Toshiba Corp.(a)	88,000	455,473

		8,317,777

Electronic Equipment, Instruments & Components–0.5%
Corning, Inc.	13,200	266,772
LG Display Co., Ltd. (ADR)	11,500	203,320
Murata Manufacturing Co., Ltd.	3,600	204,865
Nippon Electric Glass Co., Ltd.	28,000	395,218
Tyco Electronics Ltd.	850	23,358

		1,093,533

Internet Software & Services–1.6%
AOL, Inc.(a)	11,100	280,608
Google, Inc.–Class A(a)	5,900	3,345,359
Tencent Holdings Ltd.	10,200	204,247

		3,830,214

18	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

IT Services–0.2%
Accenture PLC	12,300	$515,985

Office Electronics–0.1%
Canon, Inc.	2,500	115,638

Semiconductors & Semiconductor Equipment–1.9%
ASML Holding NV	8,000	283,640
Broadcom Corp.–Class A	20,500	680,190
Elpida Memory, Inc.(a)	4,600	90,778
Intel Corp.	101,000	2,248,260
KLA-Tencor Corp.	20,600	636,952
Samsung Electronics Co., Ltd. (GDR) (London)(b)	800	293,902
Samsung Electronics Co., Ltd. (GDR) (OTC U.S.)(b)	450	165,375

		4,399,097

Software–0.6%
Microsoft Corp.	44,000	1,287,880
Symantec Corp.(a)	10,000	169,200

		1,457,080

		24,359,498

Energy–7.9%
Energy Equipment & Services–3.0%
Cameron International Corp.(a)	16,500	707,190
Ensco International PLC (Sponsored ADR)	18,500	828,430
Noble Corp.(a)	19,800	828,036
Rowan Cos., Inc.(a)	15,700	457,027
Saipem SpA	11,700	452,596
Schlumberger Ltd.	35,600	2,259,176
Technip SA	4,532	367,879
Tenaris SA	8,070	174,003
Transocean Ltd.(a)	9,600	829,248

		6,903,585

Oil, Gas & Consumable Fuels–4.9%
Banpu Public Co Ltd. (NVDR)	7,200	135,613
BG Group PLC	28,500	493,557
BP PLC	38,500	364,408
China Coal Energy Co.–Class H	148,000	230,799
China Petroleum & Chemical Corp.–Class H	52,000	42,639
Cimarex Energy Co.	9,200	546,296
CNOOC Ltd.	142,000	233,708
ConocoPhillips	27,500	1,407,175
Devon Energy Corp.	24,800	1,597,864
EnCana Corp.	5,800	180,456
ENI SpA	2,900	68,023
Gazprom OAO (Sponsored ADR)	12,100	283,987
LUKOIL OAO (London) (Sponsored ADR)	2,650	150,255
Newfield Exploration Co.(a)	11,000	572,550
Nexen, Inc. (New York)	33,300	822,843
Nexen, Inc. (Toronto)	10,800	267,222
Noble Energy, Inc.	12,100	883,300
OGX Petroleo e Gas Participacoes SA	26,700	249,982
OMV AG	3,900	146,222
Penn West Energy Trust	7,000	148,250
Rosneft Oil Co. (GDR)(b)	14,750	116,968

Company	Shares	U.S. $ Value

Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	22,600	$653,556
Suncor Energy, Inc. (New York)	13,000	423,020
Suncor Energy, Inc. (Toronto)	10,500	341,471
Tullow Oil PLC	13,850	262,823
Valero Energy Corp.	31,100	612,670
Yanzhou Coal Mining Co., Ltd.–Class H	62,000	148,702

		11,384,359

		18,287,944

Consumer Discretionary–7.2%
Auto Components–0.4%
Johnson Controls, Inc.	25,400	837,946

Automobiles–1.2%
Bayerische Motoren Werke AG	5,900	272,186
Dongfeng Motor Group Co., Ltd.–Class H	58,000	93,897
Ford Motor Co.(a)	109,300	1,373,901
Honda Motor Co., Ltd.	9,800	345,437
Nissan Motor Co., Ltd.(a)	26,400	226,710
Suzuki Motor Corp.	7,300	161,184
Volkswagen AG (Preference Shares)	3,710	340,031

		2,813,346

Distributors–0.0%
Inchcape PLC(a)	128,100	57,300

Hotels, Restaurants & Leisure–0.5%
Carnival PLC	7,590	311,576
Ctrip.com International Ltd. (ADR)(a)	6,500	254,800
Royal Caribbean Cruises Ltd.(a)	19,800	653,202

		1,219,578

Household Durables–1.1%
DR Horton, Inc.	44,400	559,440
Electrolux AB	6,000	137,430
Fortune Brands, Inc.	10,600	514,206
Garmin Ltd.	19,600	754,208
MRV Engenharia e Participacoes SA	13,800	96,302
Sharp Corp.	12,000	150,273
Sony Corp.	6,600	252,888

		2,464,747

Media–2.2%
British Sky Broadcasting Group PLC	21,600	197,340
Comcast Corp.–Class A	45,500	856,310
Informa PLC	21,700	127,539
News Corp.–Class A	72,300	1,041,843
Time Warner Cable, Inc.–Class A	28,100	1,498,011
Time Warner, Inc.	24,900	778,623
Vivendi SA	10,360	277,032
Walt Disney Co. (The)	7,500	261,825

		5,038,523

Multiline Retail–1.1%
JC Penney Co., Inc.	1,300	41,821
Kohl’s Corp.(a)	23,200	1,270,896

2010 Semi-Annual Report	19

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Marks & Spencer Group PLC	36,800	$206,820
Target Corp.	18,300	962,580

		2,482,117

Specialty Retail–0.7%
Esprit Holdings Ltd.	25,700	202,710
Gap, Inc. (The)	33,500	774,185
Lowe’s Cos., Inc.	7,000	169,680
RONA, Inc.(a)	3,600	54,373
Ross Stores, Inc.	9,700	518,659

		1,719,607

		16,633,164

Health Care–6.6%
Biotechnology–1.3%
Celgene Corp.(a)	5,900	365,564
Gilead Sciences, Inc.(a)	50,700	2,305,836
Vertex Pharmaceuticals, Inc.(a)	10,300	420,961

		3,092,361

Health Care Equipment & Supplies–1.9%
Alcon, Inc.	17,300	2,794,988
Baxter International, Inc.	13,400	779,880
Covidien PLC	15,900	799,452

		4,374,320

Health Care Providers & Services–0.4%
Aetna, Inc.	12,100	424,831
Celesio AG	1,800	57,529
Fresenius Medical Care AG & Co. KGaA	3,200	180,297
Medco Health Solutions, Inc.(a)	4,100	264,696

		927,353

Pharmaceuticals–3.0%
AstraZeneca PLC	6,500	289,807
Bayer AG	7,610	514,206
Merck & Co., Inc.	25,100	937,485
Novartis AG	6,100	329,973
Pfizer, Inc.	106,700	1,829,905
Roche Holding AG	2,805	455,561
Sanofi-Aventis SA	10,000	746,284
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	29,750	1,876,630

		6,979,851

		15,373,885

Industrials–6.1%
Aerospace & Defense–0.6%
BAE Systems PLC	39,100	220,441
Lockheed Martin Corp.	750	62,415
Northrop Grumman Corp.	8,000	524,560
Raytheon Co.	9,100	519,792
Rolls-Royce Group PLC(a)	24,100	218,197

		1,545,405

Company	Shares	U.S. $ Value

Airlines–0.3%
British Airways PLC(a)	49,600	$183,431
Delta Air Lines, Inc.(a)	36,000	525,240
Turk Hava Yollari	16,700	57,432

		766,103

Building Products–0.1%
Compagnie de St-Gobain	4,600	220,909

Commercial Services & Supplies–0.1%
Rentokil Initial PLC(a)	69,800	138,466

Construction & Engineering–0.1%
Bouygues SA	4,100	205,705

Electrical Equipment–0.7%
ABB Ltd.(a)	15,300	334,468
Cooper Industries PLC	19,100	915,654
Trina Solar Ltd. (Sponsored ADR)(a)	5,200	126,932
Vestas Wind Systems A/S(a)	4,000	217,618

		1,594,672

Industrial Conglomerates–0.9%
Bidvest Group Ltd.	4,600	86,078
General Electric Co.	92,600	1,685,320
Siemens AG	4,480	447,628

		2,219,026

Machinery–2.6%
Cargotec Oyj	1,900	54,901
Danaher Corp.	16,400	1,310,524
Dover Corp.	14,700	687,225
Illinois Tool Works, Inc.	32,100	1,520,256
Ingersoll-Rand PLC	37,700	1,314,599
MAN SE	1,340	112,083
NGK Insulators Ltd.	11,000	224,865
SPX Corp.	8,100	537,192
Vallourec SA	1,642	331,341

		6,092,986

Professional Services–0.1%
Randstad Holding NV(a)	4,100	194,703

Trading Companies & Distributors–0.6%
Mitsubishi Corp.	22,700	596,095
Mitsui & Co., Ltd.	35,200	592,674
Noble Group Ltd.	57,000	124,452

		1,313,221

		14,291,196

Consumer Staples–4.1%
Beverages–1.1%
Anheuser-Busch InBev NV	9,840	494,929
Anheuser-Busch InBev NV (Sponsored ADR)(a)	600	30,270
Carlsberg A/S	2,450	205,396
Constellation Brands, Inc.–Class A(a)	32,600	535,944
PepsiCo, Inc.	18,800	1,243,808

		2,510,347

20	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Food & Staples Retailing–1.4%
Aeon Co., Ltd.	8,000	$90,914
Casino Guichard Perrachon SA	1,700	143,675
Costco Wholesale Corp.	17,400	1,038,954
CVS Caremark Corp.	9,600	350,976
Safeway, Inc.	35,800	889,988
Supervalu, Inc.	17,500	291,900
Tesco PLC	66,400	439,008

		3,245,415

Food Products–1.2%
Archer-Daniels-Midland Co.	17,000	491,300
Bunge Ltd.	12,300	758,049
Nestle SA	10,779	552,337
Nutreco Holding NV	600	37,790
Sara Lee Corp.	19,100	266,063
Smithfield Foods, Inc.(a)	8,100	167,994
Unilever NV	12,700	384,211
Wilmar International Ltd.	24,000	114,706

		2,772,450

Personal Products–0.1%
L’Oreal SA	1,560	164,055

Tobacco–0.3%
Altria Group, Inc.	5,000	102,600
British American Tobacco PLC	13,300	458,524
Japan Tobacco, Inc.	52	193,588
		754,712

		9,446,979

Materials–3.5%
Chemicals–0.8%
Dow Chemical Co. (The)	17,400	514,518
EI du Pont de Nemours & Co.	17,300	644,252
Huntsman Corp.	450	5,423
Koninklijke DSM NV	2,000	89,100
Potash Corp. of Saskatchewan, Inc.	1,440	171,864
Umicore	4,100	143,020
Yara International ASA	5,900	256,509

		1,824,686

Metals & Mining–2.6%
AK Steel Holding Corp.	17,000	388,620
Anglo American PLC(a)	5,250	228,528
ArcelorMittal (Euronext Amsterdam)	9,600	420,915
ArcelorMittal (New York)	11,900	522,529
BHP Billiton PLC	13,200	451,150
Dowa Holdings Co., Ltd.	9,000	54,271
Freeport-McMoRan Copper & Gold, Inc.	16,800	1,403,472
Impala Platinum Holdings Ltd.	6,800	199,628
Kazakhmys PLC(a)	4,900	113,268
KGHM Polska Miedz SA	3,900	146,576
Mitsubishi Materials Corp.(a)	33,000	95,056
Reliance Steel & Aluminum Co.	3,700	182,151
Rio Tinto PLC	13,350	789,235
Steel Dynamics, Inc.	11,800	206,146

Company	Shares	U.S. $ Value

Vale SA (Sponsored ADR)–Class B	14,100	$453,879
Xstrata PLC(a)	26,960	510,253

		6,165,677

Paper & Forest Products–0.1%
Fibria Celulose SA (Sponsored ADR)(a)	8,100	177,228

		8,167,591

Telecommunication Services–1.8%
Diversified Telecommunication Services–1.1%
AT&T, Inc.	44,800	1,157,632
Bezeq Israeli Telecommunication Corp. Ltd.	49,700	140,970
France Telecom SA	10,900	261,084
Nippon Telegraph & Telephone Corp.	6,500	273,504
Telecom Italia SpA (ordinary shares)	220,500	317,035
Telefonica SA	14,500	343,570
Telstra Corp. Ltd.	14,700	40,306

		2,534,101

Wireless Telecommunication Services–0.7%
KDDI Corp.	31	160,481
Sprint Nextel Corp.(a)	38,600	146,680
Vodafone Group PLC	295,200	682,773
Vodafone Group PLC (Sponsored ADR)	23,800	554,302

		1,544,236

		4,078,337

Utilities–0.6%
Electric Utilities–0.5%
E.ON AG	9,800	362,312
EDF SA	4,000	218,053
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA (Preference Shares)–Class B	2,600	57,005
Pepco Holdings, Inc.	31,400	538,510
Tokyo Electric Power Co., Inc. (The)	7,000	186,700

		1,362,580

Gas Utilities–0.1%
Tokyo Gas Co., Ltd.	34,000	149,967

		1,512,547

Total Common Stocks (cost $141,542,977)		143,395,617

WARRANTS–1.7%
Information Technology–0.8%
Computers & Peripherals–0.0%
Quantra Computer, Inc., Credit Suisse/Nassau, expiring 4/02/12(a)	46,500	89,931

Electronic Equipment, Instruments & Components–0.2%
Hon Hai Precision, Credit Suisse, expiring 11/05/10(a)	80,600	347,951

2010 Semi-Annual Report	21

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Unimicron Technology Corp., Deutsche Bank AG London, expiring 7/31/18(a)(b)	44,900	$57,611

		405,562

IT Services–0.1%
Infosys Technologies Ltd., Deutsche Bank AG London, expiring 1/17/17(a)	4,000	232,956

Semiconductors & Semiconductor Equipment–0.5%
Hynix Semiconductor, Inc., Deutsche Bank AG London, expiring 8/16/19(a)	17,700	417,741
Powertech Technology, Inc., Deutsche Bank AG London, expiring 1/30/17(a)	25,400	90,777
Samsung Electronics Co., Ltd., Deutsche Bank AG London, expiring 1/24/17(a)(b)	500	361,531
United Microele, JPMorgan Chase Bank NA, expiring 9/29/14(b)	633,700	335,861

		1,205,910

		1,934,359

Materials–0.3%
Metals & Mining–0.3%
Hon Hai Precision, Credit Suisse, expiring 9/15/14(a)	86,500	349,028
Sesa Goa Ltd., JPMorgan Chase Bank NA, expiring 9/24/14(a)(b)	4,500	46,845
Tata Steel Ltd., Merrill Lynch Intl & Co., expiring 12/23/14(a)(b)	23,600	332,250

		728,123

Financials–0.3%
Commercial Banks–0.2%
Bank of Baroda, JPMorgan Chase Bank NA, expiring 9/29/14(a)(b)	4,000	56,520
Hana Financial Group, Inc., Deutsche Bank AG London, expiring 11/18/19(a)	7,700	238,562
Punjab National Bank Ltd., Merrill Lynch Intl & Co., expiring 3/10/11(a)(b)	4,000	90,295

		385,377

Company	Shares	U.S. $ Value

Thrifts & Mortgage Finance–0.1%
Housing Development Finance Corp., Deutsche Bank AG London, expiring 1/30/17(a)(b)	4,000	$241,973

		627,350

Industrials–0.2%
Electrical Equipment–0.2%
Bharat Heavy E, JPMorgan Chase Bank NA, expiring 9/29/14(b)	2,900	153,352
Au Optronics Corp., Credit Suisse/Nassau, expiring 2/17/12(a)	296,700	337,348

		490,700

Consumer Discretionary–0.1%
Automobiles–0.1%
Hyundai Motor Co., Merrill Lynch Intl & Co., expiring 8/26/10(a)(b)	1,900	193,954

Total Warrants (cost $3,934,869)		3,974,486

RIGHTS–0.0%
Consumer Discretionary–0.0%
Volkswagen AG(a) (cost $0)	3,710	2,380

SHORT-TERM INVESTMENTS–51.0%
Investment Companies–51.0%
AllianceBernstein Fixed-Income Shares, Inc.–Government STIF Portfolio, 0.12%(c) (cost $118,601,406)	118,601,406	118,601,406

Total Investments—114.4% (cost $264,079,252)		265,973,889

Other assets less liabilities—(14.4)%		(33,471,707)

Net Assets—100.0%		$232,502,182

22	Sanford C. Bernstein Fund, Inc.

FUTURES CONTRACTS (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2010	Unrealized Appreciation/ (Depreciation)

Purchased Contracts
EURO STOXX 50	5	June 2010	$192,978	$192,535	$(443)
MSCI EAFE Mini Index Futures	181	June 2010	14,088,777	14,242,890	154,113
MSCI Emerging Market Mini Futures	91	June 2010	4,519,554	4,599,140	79,586
S&P 500 Mini Index Futures	824	June 2010	47,930,058	48,006,240	76,182
S&P TSE 60 Index Futures	11	June 2010	1,515,693	1,523,852	8,159
TOPIX INDEX	1	June 2010	100,179	104,557	4,378
U.S. T-Bond 30 Yr Futures	2	June 2010	229,816	232,250	2,434
U.S. T-Note 10 Yr Futures	50	June 2010	5,849,092	5,812,500	(36,592)
U.S. T-Note 2 Yr Futures	10	June 2010	2,171,876	2,169,531	(2,345)
U.S. T-Note 5 Yr Futures	38	June 2010	4,392,243	4,364,062	(28,181)

					$257,291

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2010	Unrealized Appreciation/ (Depreciation)

Buy Contracts:
Australian Dollar	Settling 5/18/10	2,373	$2,174,854	$2,167,542	$(7,312)
Australian Dollar	Settling 5/18/10	228	208,962	208,259	(703)
Australian Dollar	Settling 5/18/10	15	13,213	13,701	488
Australian Dollar	Settling 5/18/10	7	5,991	6,394	403
British Pound	Settling 5/18/10	334	508,625	506,716	(1,909)
British Pound	Settling 5/18/10	11	16,799	16,688	(111)
British Pound	Settling 5/18/10	11	17,149	16,688	(461)
British Pound	Settling 5/18/10	10	15,167	15,171	4
Canadian Dollar	Settling 5/18/10	410	401,370	403,676	2,306
Canadian Dollar	Settling 5/18/10	322	314,976	317,034	2,058
Canadian Dollar	Settling 5/18/10	310	303,919	305,219	1,300
Canadian Dollar	Settling 5/18/10	264	256,852	259,928	3,076
Canadian Dollar	Settling 5/18/10	263	259,745	258,943	(802)
Canadian Dollar	Settling 5/18/10	256	249,144	252,052	2,908
Canadian Dollar	Settling 5/18/10	241	237,399	237,283	(116)
Canadian Dollar	Settling 5/18/10	212	206,015	208,730	2,715
Canadian Dollar	Settling 5/18/10	197	193,412	193,961	549
Canadian Dollar	Settling 5/18/10	197	193,699	193,961	262
Canadian Dollar	Settling 5/18/10	188	183,531	185,100	1,569
Canadian Dollar	Settling 5/18/10	185	182,711	182,147	(564)
Canadian Dollar	Settling 5/18/10	181	176,305	178,208	1,903
Canadian Dollar	Settling 5/18/10	142	139,135	139,810	675
Canadian Dollar	Settling 5/18/10	137	129,136	134,887	5,751
Canadian Dollar	Settling 5/18/10	122	118,324	120,119	1,795
Canadian Dollar	Settling 5/18/10	114	110,460	112,242	1,782
Canadian Dollar	Settling 5/18/10	87	82,505	85,658	3,153
Canadian Dollar	Settling 5/18/10	78	75,791	76,796	1,005
Canadian Dollar	Settling 5/18/10	76	70,723	74,828	4,105
Canadian Dollar	Settling 5/18/10	68	63,693	66,951	3,258

2010 Semi-Annual Report	23

Schedule of Investments (continued)

		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2010	Unrealized Appreciation/ (Depreciation)

Canadian Dollar	Settling 5/18/10	56	$53,480	$55,136	$1,656
Canadian Dollar	Settling 5/18/10	44	42,574	43,321	747
Canadian Dollar	Settling 5/18/10	23	21,796	22,645	849
Euro Dollar	Settling 5/18/10	550	750,514	742,884	(7,630)
Euro Dollar	Settling 5/18/10	20	27,147	27,014	(133)
Euro Dollar	Settling 5/18/10	18	24,582	24,313	(269)
Euro Dollar	Settling 5/18/10	14	18,982	18,910	(72)
Japanese Yen	Settling 5/18/10	48,616	537,912	520,130	(17,782)
Japanese Yen	Settling 5/18/10	1,697	19,107	18,156	(951)
Japanese Yen	Settling 5/18/10	1,612	18,063	17,246	(817)
Japanese Yen	Settling 5/18/10	1,170	12,987	12,517	(470)
New Zealand Dollar	Settling 5/18/10	1,431	1,021,891	1,013,681	(8,210)
Norwegian Krone	Settling 5/18/10	7,717	1,316,196	1,295,974	(20,222)
Swedish Krona	Settling 5/18/10	9,533	1,342,979	1,320,373	(22,606)
Swiss Franc	Settling 5/18/10	199	188,181	188,800	619
Swiss Franc	Settling 5/18/10	12	11,126	11,385	259
Swiss Franc	Settling 5/18/10	7	6,531	6,641	110

Sale Contracts:
Australian Dollar	Settling 5/18/10	22	19,925	20,095	(170)
Australian Dollar	Settling 5/18/10	83	75,171	75,814	(643)
Australian Dollar	Settling 5/18/10	144	130,684	131,532	(848)
Australian Dollar	Settling 5/18/10	231	209,651	211,000	(1,349)
Australian Dollar	Settling 5/18/10	278	255,081	253,930	1,151
British Pound	Settling 5/18/10	32	48,176	48,547	(371)
British Pound	Settling 5/18/10	39	58,715	59,167	(452)
British Pound	Settling 5/18/10	85	127,321	128,955	(1,634)
British Pound	Settling 5/18/10	91	136,595	138,058	(1,463)
British Pound	Settling 5/18/10	96	144,231	145,643	(1,412)
British Pound	Settling 5/18/10	120	181,853	182,054	(201)
British Pound	Settling 5/18/10	130	195,107	197,225	(2,118)
British Pound	Settling 5/18/10	152	230,479	230,601	(122)
British Pound	Settling 5/18/10	203	302,381	307,974	(5,593)
British Pound	Settling 5/18/10	411	629,636	623,534	6,102
British Pound	Settling 5/18/10	805	1,225,878	1,221,277	4,601
Canadian Dollar	Settling 5/18/10	1,180	1,158,294	1,161,800	(3,506)
Canadian Dollar	Settling 5/18/10	2,178	2,156,970	2,144,408	12,562
Euro Dollar	Settling 5/18/10	52	71,153	70,236	917
Euro Dollar	Settling 5/18/10	66	90,310	89,146	1,164
Euro Dollar	Settling 5/18/10	67	91,489	90,497	992
Euro Dollar	Settling 5/18/10	84	114,374	113,459	915
Euro Dollar	Settling 5/18/10	95	130,462	128,316	2,146
Euro Dollar	Settling 5/18/10	111	151,849	149,927	1,922
Euro Dollar	Settling 5/18/10	140	190,122	189,098	1,024
Euro Dollar	Settling 5/18/10	162	216,516	218,813	(2,297)
Euro Dollar	Settling 5/18/10	167	224,373	225,567	(1,194)
Euro Dollar	Settling 5/18/10	180	240,126	243,126	(3,000)
Euro Dollar	Settling 5/18/10	213	287,388	287,699	(311)
Euro Dollar	Settling 5/18/10	325	439,481	438,977	504

24	Sanford C. Bernstein Fund, Inc.

		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2010	Unrealized Appreciation/ (Depreciation)

Euro Dollar	Settling 5/18/10	687	$944,646	$927,930	$16,716
Euro Dollar	Settling 5/18/10	2,770	3,779,859	3,741,433	38,426
Japanese Yen	Settling 5/18/10	4,479	49,590	47,920	1,670
Japanese Yen	Settling 5/18/10	5,657	62,632	60,523	2,109
Japanese Yen	Settling 5/18/10	9,852	108,603	105,404	3,199
Japanese Yen	Settling 5/18/10	11,732	130,604	125,518	5,086
Japanese Yen	Settling 5/18/10	13,637	150,775	145,899	4,876
Japanese Yen	Settling 5/18/10	15,524	168,941	166,087	2,854
Japanese Yen	Settling 5/18/10	18,293	203,213	195,712	7,501
Japanese Yen	Settling 5/18/10	24,635	266,137	263,563	2,574
Japanese Yen	Settling 5/18/10	67,816	752,299	725,546	26,753
Swiss Franc	Settling 5/18/10	19	17,653	18,026	(373)
Swiss Franc	Settling 5/18/10	74	68,753	70,207	(1,454)
Swiss Franc	Settling 5/18/10	126	119,170	119,542	(372)
Swiss Franc	Settling 5/18/10	197	184,283	186,903	(2,620)
Swiss Franc	Settling 5/18/10	250	237,322	237,186	136
Swiss Franc	Settling 5/18/10	356	336,646	337,753	(1,107)

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2010, the aggregate market value of these securities amounted to $2,446,437 or 1.1% of net assets.
(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non Voting Depositary Receipt

See notes to financial statements.

2010 Semi-Annual Report	25

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Overlay B Portfolio

March 31, 2010 (Unaudited)

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS—TREASURIES–49.8%
Australia–1.5%
Australia Government Bond Series 123 5.75%, 4/15/12	AUD	525	$488,824
Series 120 6.00%, 2/15/17		805	753,852

			1,242,676

Austria–0.4%
Austria Government Bond 4.00%, 9/15/16(a)	EUR	155	224,543
4.35%, 3/15/19(a)		52	75,863

			300,406

Belgium–0.4%
Belgium Government Bond Series 49 4.00%, 3/28/17		202	291,029

Canada–1.2%
Canadian Government Bond 4.00%, 6/01/17	CAD	960	985,587

Finland–0.2%
Finland Government Bond 3.875%, 9/15/17	EUR	138	197,996

France–7.7%
France Government Bond OAT
3.75%, 10/25/19–4/25/21		1,809	2,509,116
4.00%, 4/25/13		240	348,241
5.00%, 10/25/16		1,244	1,904,685
5.75%, 10/25/32		360	614,041
8.50%, 4/25/23		450	911,586

			6,287,669

Germany–2.0%
Bundesrepublik Deutschland Series 06 3.75%, 1/04/17		280	404,470
Series 98 4.75%, 7/04/28		765	1,171,258
Series 02 5.00%, 1/04/12		20	28,935
Bundesschatzanweisungen Series 1 4.75%, 6/11/10		20	27,222

			1,631,885

Netherlands–7.9%
Netherlands Government Bond
2.75%, 1/15/15		1,715	2,372,262
4.00%, 7/15/16		1,743	2,538,681

	Principal Amount (000)		U.S. $ Value

7.50%, 1/15/23	EUR	804	$1,531,195

			6,442,138

New Zealand–1.2%
New Zealand Government Bond Series 413 6.50%, 4/15/13	NZD	1,340	1,003,460

Norway–1.9%
Norway Government Bond
4.25%, 5/19/17	NOK	2,410	424,641
6.50%, 5/15/13		5,770	1,079,036

			1,503,677

Poland–0.7%
Poland Government Bond Series 1019 5.50%, 10/25/19	PLN	1,713	598,898

Sweden–0.9%
Sweden Government Bond Series 1049 4.50%, 8/12/15	SEK	1,285	195,692
Series 1041 6.75%, 5/05/14		3,340	544,671

			740,363

United Kingdom–4.0%
United Kingdom Gilt
2.75%, 1/22/15	GBP	404	614,228
4.00%, 9/07/16		375	596,161
4.50%, 3/07/19		527	839,628
5.00%, 3/07/18		290	481,838
5.25%, 6/07/12		15	24,674
8.75%, 8/25/17		330	673,231

			3,229,760

United States–19.8%
U.S. Treasury Bonds
6.125%, 11/15/27–8/15/29	U.S.$	995	1,192,948
8.75%, 8/15/20		1,320	1,865,738
11.25%, 2/15/15		1,690	2,372,338
U.S. Treasury Notes
1.75%, 8/15/12		364	368,465
3.625%, 8/15/19		855	844,579
4.50%, 11/15/15–5/15/17		6,830	7,424,109
4.75%, 8/15/17		1,884	2,060,772

			16,128,949

Total Governments—Treasuries (cost $40,620,470)			40,584,493

GOVERNMENTS—SOVEREIGN AGENCIES–8.3%
Canada–0.6%
Canada Housing Trust No 1
2.75%, 9/15/14	CAD	255	248,661
4.10%, 12/15/18		230	231,354

			480,015

26	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value

Germany–3.9%
Kreditanstalt fuer Wiederaufbau
1.35%, 1/20/14	JPY	202,000	$2,233,570
2.05%, 2/16/26		88,000	945,521

			3,179,091

Japan–3.8%
Development Bank of Japan 2.30%, 3/19/26		110,000	1,209,314
Japan Finance Organization for Municipalities 2.00%, 5/09/16	U.S.$	170,000	1,947,250

			3,156,564

Total Governments—Sovereign Agencies (cost $7,007,244)			6,815,670

CORPORATES—INVESTMENT GRADES–4.4%
Financial Institutions–2.1%
Banking–2.0%
Abbey National Treasury Services PLC 7.125%, 6/20/11	GBP	65	104,477
Australia & New Zealand Banking Group Ltd. 5.25%, 5/20/13	EUR	75	109,963
Bank of America Corp.
4.75%, 5/23/17		100	131,072
Series L 5.65%, 5/01/18	U.S.$	105	106,225
Barclays Bank PLC 5.75%, 9/14/26	GBP	75	110,324
Bear Stearns Co. LLC (The) 5.55%, 1/22/17	U.S.$	105	109,079
Citigroup, Inc. 5.50%, 4/11/13		100	105,078
Commonwealth Bank of Australia 3.75%, 10/15/14(a)		105	106,441
Goldman Sachs Group, Inc. (The) 5.375%, 2/15/13	EUR	75	107,905
JPMorgan Chase & Co. 4.375%, 1/30/14		100	141,777
Morgan Stanley 6.00%, 5/13/14	U.S.$	100	108,014
Wachovia Corp. 5.50%, 5/01/13		95	102,597
Wells Fargo & Co. 5.00%, 11/15/14		100	104,544
Westpac Banking Corp. 6.50%, 6/24/13	EUR	100	151,373

			1,598,869

Insurance–0.1%
Berkshire Hathaway, Inc. 3.20%, 2/11/15	U.S.$	105	105,896

			1,704,765

	Principal Amount (000)		U.S. $ Value

Industrial–2.3%
Basic–0.1%
EI du Pont de Nemours & Co. 3.25%, 1/15/15	U.S.$	105	$105,639

Communications—Telecommunications–0.3%
AT&T, Inc. 5.60%, 5/15/18		100	106,818
Verizon Communications, Inc. 5.25%, 4/15/13		95	103,787

			210,605

Consumer Cyclical—Automotive–0.2%
American Honda Finance Corp. 6.25%, 7/16/13	EUR	50	75,151
Toyota Motor Credit Corp. 6.625%, 2/03/16		70	110,568

			185,719

Consumer Cyclical—Retailers–0.1%
Wal-Mart Stores, Inc. 4.25%, 4/15/13	U.S.$	100	106,726

Consumer Non-Cyclical–0.8%
Baxter International, Inc. 4.25%, 3/15/20		107	105,885
5.375%, 6/01/18		100	107,463
Coca-Cola Enterprises, Inc. 6.50%, 12/07/16	GBP	65	110,334
GlaxoSmithKline Capital, Inc. 4.375%, 4/15/14	U.S.$	100	105,604
Novartis Capital Corp. 2.90%, 4/24/15		75	74,476
Pfizer, Inc. 4.75%, 6/03/16	EUR	50	73,669
Roche Holdings, Inc. 5.50%, 3/04/15	GBP	65	106,415

			683,846

Energy–0.3%
ConocoPhillips 4.60%, 1/15/15	U.S.$	100	107,249
Shell International Finance BV 3.25%, 9/22/15		105	105,522

			212,771

Technology–0.5%
Cisco Systems, Inc. 5.25%, 2/22/11		100	104,071
Dell, Inc. 5.625%, 4/15/14		64	70,427
Hewlett-Packard Co. 2.95%, 8/15/12		105	108,444

2010 Semi-Annual Report	27

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

Oracle Corp. 5.75%, 4/15/18	U.S.$	95	$104,197

			387,139

			1,892,445

Total Corporates—Investment Grades (cost $3,610,926)			3,597,210

SUPRANATIONALS–2.1%
European Investment Bank 2.15%, 1/18/27	JPY	143,800	1,549,524
4.375%, 4/15/13	EUR	95	138,527

Total Supranationals (cost $1,738,798)			1,688,051

AGENCIES–1.1%
Agency Debentures–1.1%
Federal Home Loan Mortgage Corp. 4.75%, 1/19/16	U.S.$	100	108,418
Federal National Mortgage Association 5.375%, 6/12/17		690	764,050

Total Agencies (cost $881,107)			872,468

	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS–34.5%
Investment Companies–34.5%
AllianceBernstein Fixed-Income Shares, Inc.–Government STIF Portfolio, 0.12%(b) (cost $28,112,979)	28,112,979	$28,112,979

Total Investments—100.2% (cost $81,971,524)		81,670,871

Other assets less liabilities—(0.2)%		(171,262)

Net Assets—100.0%		$81,499,609

FUTURES CONTRACTS (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2010	Unrealized Appreciation/ (Depreciation)

Purchased Contracts
German Euro Bobl Futures	23	June 2010	$3,628,401	$3,637,086	$8,685
German Euro Bund Futures	6	June 2010	994,495	999,616	5,121
German Euro Schatz Futures	1	June 2010	146,777	146,849	72
JGB Mini 10 Yr Futures SGX	2	June 2010	295,872	295,411	(461)
MSCI EAFE Mini Index Futures	27	June 2010	2,102,859	2,124,630	21,771
MSCI Emerging Market Mini Futures	13	June 2010	644,878	657,020	12,142
S&P 500 Mini Index Futures	280	June 2010	16,146,657	16,312,800	166,143
S&P TSE 60 Index Futures	2	June 2010	276,044	277,064	1,020
U.S. T-Bond 30 Yr Futures	2	June 2010	234,943	232,250	(2,693)

Sold Contracts
U.S. T-Note 10 Yr Futures	20	June 2010	2,334,763	2,325,000	9,763
U.S. T-Note 2 Yr Futures	8	June 2010	1,736,987	1,735,625	1,362
U.S. T-Note 5 Yr Futures	33	June 2010	3,800,242	3,789,844	10,398

					$233,323

28	Sanford C. Bernstein Fund, Inc.

TOTAL RETURN SWAP CONTRACTS ON INDICES (see Note 3)
Swap Counterparty & Index	Floating Rate	Notional Amount	Maturity Date	Unrealized Appreciation/ (Depreciation)

Receive Total Return on Reference Index
Credit Suisse First Boston EPRA/NAREIT GLOBAL Index	1 Month LIBOR	$54,203	2/15/11	$973
Credit Suisse First Boston EPRA/NAREIT GLOBAL Index	1 Month LIBOR	54,203	2/15/11	973
Credit Suisse First Boston EPRA/NAREIT GLOBAL Index	1 Month LIBOR	78,840	3/15/11	1,415
Credit Suisse First Boston EPRA/NAREIT GLOBAL Index	1 Month LIBOR	197,100	3/15/11	3,537
Credit Suisse First Boston EPRA/NAREIT GLOBAL Index	1 Month LIBOR	192,173	3/15/11	3,449
Credit Suisse First Boston EPRA/NAREIT GLOBAL Index	1 Month LIBOR	83,768	3/15/11	1,503
Credit Suisse First Boston EPRA/NAREIT GLOBAL Index	1 Month LIBOR	76,376	3/15/11	1,371
Credit Suisse First Boston EPRA/NAREIT GLOBAL Index	1 Month LIBOR	177,390	3/15/11	3,183
Credit Suisse First Boston EPRA/NAREIT GLOBAL Index	1 Month LIBOR	120,724	3/15/11	2,166
Credit Suisse First Boston EPRA/NAREIT GLOBAL Index	1 Month LIBOR	201,239	3/15/11	4,406
Credit Suisse First Boston EPRA/NAREIT GLOBAL Index	1 Month LIBOR	139,274	4/15/11	1,175
Credit Suisse First Boston EPRA/NAREIT GLOBAL Index	1 Month LIBOR	689,618	4/15/11	5,111
Credit Suisse First Boston EPRA/NAREIT GLOBAL Index	1 Month LIBOR	80,328	4/15/11	0
Credit Suisse First Boston EPRA/NAREIT GLOBAL Index	1 Month LIBOR	171,388	4/15/11	(837)
Credit Suisse First Boston EPRA/NAREIT GLOBAL Index	1 Month LIBOR	179,626	4/15/11	(1,550)
Credit Suisse First Boston EPRA/NAREIT GLOBAL Index	1 Month LIBOR	169,506	4/15/11	(1,463)
Credit Suisse First Boston EPRA/NAREIT GLOBAL Index	1 Month LIBOR	121,202	4/15/11	1,685
Credit Suisse First Boston EPRA/NAREIT GLOBAL Index	1 Month LIBOR	91,204	4/15/11	1,589
Credit Suisse First Boston EPRA/NAREIT GLOBAL Index	1 Month LIBOR	389,491	4/15/11	1,745
Credit Suisse First Boston EPRA/NAREIT GLOBAL Index	1 Month LIBOR	209,813	4/15/11	(1,651)
Credit Suisse First Boston EPRA/NAREIT GLOBAL Index	1 Month LIBOR	240,934	4/15/11	4,837
Goldman Sachs International MSCI World Free ex-U.S.	1 Month LIBOR	3,799,949	3/15/11	(4,999)
Goldman Sachs International MSCI World Free ex-U.S.	1 Month LIBOR	250,071	3/15/11	(329)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2010	Unrealized Appreciation/ (Depreciation)

Buy Contracts:
Australian Dollar	Settling 5/18/10	7	$5,991	$6,394	$403
British Pound	Settling 5/18/10	18	27,083	27,308	225
British Pound	Settling 5/18/10	11	17,149	16,688	(461)
Canadian Dollar	Settling 5/18/10	72	70,588	70,890	302
Canadian Dollar	Settling 5/18/10	46	45,229	45,290	61
Canadian Dollar	Settling 5/18/10	42	40,695	41,352	657
Canadian Dollar	Settling 5/18/10	42	40,910	41,352	442
Canadian Dollar	Settling 5/18/10	40	39,237	39,383	146
Canadian Dollar	Settling 5/18/10	38	37,097	37,414	317
Canadian Dollar	Settling 5/18/10	27	25,125	26,583	1,458
Canadian Dollar	Settling 5/18/10	20	19,397	19,691	294
Canadian Dollar	Settling 5/18/10	13	12,254	12,800	546
Canadian Dollar	Settling 5/18/10	13	12,415	12,799	384
Canadian Dollar	Settling 5/18/10	12	11,240	11,815	575
Euro	Settling 5/18/10	19	25,936	25,663	(273)
Euro	Settling 5/18/10	18	24,582	24,313	(269)
Euro	Settling 5/18/10	12	16,258	16,208	(50)

2010 Semi-Annual Report	29

Schedule of Investments (continued)

		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2010	Unrealized Appreciation/ (Depreciation)

Euro	Settling 6/16/10	454	$605,816	$613,387	$7,571
Euro	Settling 6/16/10	301	405,181	406,463	1,282
Euro	Settling 6/16/10	65	87,474	87,680	206
Japanese Yen	Settling 5/12/10	81,767	908,320	874,778	(33,542)
Japanese Yen	Settling 5/12/10	570	6,301	6,092	(209)
Japanese Yen	Settling 5/18/10	2,002	22,573	21,419	(1,154)
Japanese Yen	Settling 5/18/10	1,577	17,671	16,872	(799)
Swiss Franc	Settling 5/18/10	6	5,598	5,692	94

Sale Contracts:
Australian Dollar	Settling 4/15/10	471	431,113	432,119	(1,006)
Australian Dollar	Settling 4/15/10	271	246,709	248,808	(2,099)
Australian Dollar	Settling 4/15/10	201	183,725	184,341	(616)
Australian Dollar	Settling 4/15/10	162	144,181	148,068	(3,887)
Australian Dollar	Settling 4/15/10	115	102,730	105,068	(2,338)
Australian Dollar	Settling 4/15/10	109	99,941	99,500	441
Australian Dollar	Settling 5/18/10	90	82,230	82,208	22
Australian Dollar	Settling 4/15/10	52	47,149	47,845	(696)
Australian Dollar	Settling 5/18/10	34	30,880	31,056	(176)
Australian Dollar	Settling 5/18/10	7	6,358	6,394	(36)
British Pound	Settling 5/19/10	1,438	2,165,316	2,181,413	(16,097)
British Pound	Settling 5/19/10	221	329,879	335,517	(5,638)
British Pound	Settling 5/19/10	193	294,058	292,955	1,103
British Pound	Settling 5/19/10	190	284,903	287,692	(2,789)
British Pound	Settling 5/19/10	168	251,461	254,797	(3,336)
British Pound	Settling 5/19/10	130	199,779	197,841	1,938
British Pound	Settling 5/19/10	71	105,095	107,170	(2,075)
British Pound	Settling 5/18/10	59	89,048	89,510	(462)
British Pound	Settling 5/18/10	25	37,526	37,928	(402)
British Pound	Settling 5/18/10	4	6,037	6,068	(31)
Canadian Dollar	Settling 5/20/10	633	626,960	623,308	3,652
Canadian Dollar	Settling 5/20/10	327	321,538	322,448	(910)
Canadian Dollar	Settling 5/18/10	253	249,869	249,098	771
Canadian Dollar	Settling 5/20/10	240	235,713	236,587	(874)
Canadian Dollar	Settling 5/20/10	175	173,716	172,704	1,012
Canadian Dollar	Settling 5/20/10	139	136,106	136,779	(673)
Canadian Dollar	Settling 5/18/10	40	39,505	39,383	122
Euro	Settling 6/16/10	9,299	12,574,490	12,560,174	14,316
Euro	Settling 6/16/10	943	1,263,395	1,273,522	(10,127)
Euro	Settling 6/16/10	641	861,619	866,211	(4,592)
Euro	Settling 6/16/10	404	540,543	546,282	(5,739)
Euro	Settling 5/18/10	61	82,516	82,393	123
Euro	Settling 6/16/10	59	78,422	79,356	(934)
Euro	Settling 5/18/10	53	70,704	71,587	(883)
Euro	Settling 5/18/10	49	66,910	66,184	726
Euro	Settling 5/18/10	29	39,600	39,170	430
Japanese Yen	Settling 5/12/10	187,200	2,076,584	2,002,744	73,840
Japanese Yen	Settling 5/12/10	120,668	1,343,290	1,290,955	52,335

30	Sanford C. Bernstein Fund, Inc.

		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2010	Unrealized Appreciation/ (Depreciation)

Japanese Yen	Settling 5/12/10	95,520	$1,039,473	$1,021,917	$17,556
Japanese Yen	Settling 5/12/10	88,034	973,297	941,822	31,475
Japanese Yen	Settling 5/12/10	80,472	869,119	860,921	8,198
Japanese Yen	Settling 5/12/10	43,099	475,852	461,090	14,762
Japanese Yen	Settling 5/12/10	37,976	410,252	406,286	3,966
Japanese Yen	Settling 5/12/10	30,196	333,690	323,053	10,637
Japanese Yen	Settling 5/12/10	21,061	232,987	225,318	7,669
Japanese Yen	Settling 5/12/10	20,183	217,229	215,931	1,298
Japanese Yen	Settling 5/18/10	7,273	78,692	77,812	880
Japanese Yen	Settling 5/18/10	3,579	39,571	38,291	1,280
Japanese Yen	Settling 5/18/10	1,109	12,262	11,865	397
New Zealand Dollar	Settling 5/25/10	921	644,755	652,094	(7,339)
New Zealand Dollar	Settling 5/25/10	530	374,854	375,590	(736)
Norwegian Krone	Settling 4/22/10	8,386	1,381,050	1,410,039	(28,989)
Norwegian Krone	Settling 4/22/10	971	161,902	163,209	(1,307)
Polish Zloty	Settling 5/10/10	512	177,058	178,684	(1,626)
Polish Zloty	Settling 5/10/10	505	178,936	176,339	2,597
Polish Zloty	Settling 5/10/10	248	86,295	86,441	(146)
Polish Zloty	Settling 5/10/10	237	82,269	82,577	(308)
Polish Zloty	Settling 5/10/10	214	72,964	74,874	(1,910)
Swedish Krona	Settling 4/12/10	2,154	305,596	298,295	7,301
Swedish Krona	Settling 4/12/10	1,974	275,873	273,320	2,553
Swedish Krona	Settling 4/12/10	944	132,363	130,686	1,677
Swedish Krona	Settling 4/12/10	500	69,078	69,313	(235)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2010, the aggregate market value of these securities amounted to $406,848 or 0.5% of net assets.
(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations

AUD—Australian Dollar

CAD—Canadian Dollar

EUR—Euro

GBP—Pound Sterling

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

PLN—Polish Zloty

SEK—Swedish Krona

Glossary:

LIBOR—London Interbank Offered Rates

See notes to financial statements.

2010 Semi-Annual Report	31

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay B Portfolio

March 31, 2010 (Unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS–74.4%
Long-Term Municipal Bonds–20.1%
California–2.2%
California Statewide CDA (California General Fund Obl) Series 2009 5.00%, 6/15/13	$100	$107,429
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) Series 2009C-2 5.00%, 5/01/25	1,025	1,070,551
Series C 5.00%, 5/01/19(a)	730	799,591
NPFGC-RE Series 2006 32F 5.25%, 5/01/18	680	758,458

		2,736,029

Colorado–0.2%
Denver CO City & Cnty Arpt (Denver Intl Airport) Series 2010 A 5.00%, 11/15/23	300	314,853

Florida–2.3%
Citizens Ppty Ins Corp. FL Series 2010A 5.00%, 6/01/16(a)	1,575	1,640,882
NPFGC Series A 5.00%, 3/01/15	80	84,769
Florida Brd of Ed Lottery Series 2010 C 5.00%, 7/01/16	300	338,427
Tampa Bay FL Wtr Util Sys FGIC 6.00%, 10/01/24 (Prerefunded/ETM)	660	712,239

		2,776,317

Illinois–2.4%
Chicago IL GO Series 2009 C 5.00%, 1/01/23	1,785	1,887,066
Illinois GO Series 2007 B 5.00%, 1/01/13	805	869,191
Series 2010 5.00%, 1/01/18	160	172,090

		2,928,347

Massachusetts–1.4%
Massachusetts GO Series 2002D 5.375%, 8/01/19 (Prerefunded/ETM)	1,530	1,676,390

	Principal Amount (000)	U.S. $ Value

Minnesota–2.2%
Minnesota PFA (Minnesota SRF) Series 2010 A 5.00%, 3/01/13(a)	$2,400	$2,663,016

Nevada–1.1%
Clark Cnty NV Arpt (Mccarran Airport) Series 2010 D 5.00%, 7/01/21-7/01/22	1,010	1,071,364
Clark Cnty NV SD GO NPFGC-RE Series 2005 A 5.00%, 6/15/18	210	227,829

		1,299,193

New Jersey–1.7%
New Jersey EDA (New Jersey Lease Sch Fac) AMBAC Series 2005 K 5.50%, 12/15/19	1,880	2,107,818

North Carolina–0.2%
North Carolina COP Series 2004 B 5.00%, 6/01/11	215	225,875

Pennsylvania–1.1%
Pennsylvania GO Series 2006 5.00%, 3/01/13	1,245	1,378,427

Texas–1.8%
Harris Cnty TX GO Series 2010 A 5.00%, 10/01/26	210	230,295
Katy TX ISD GO Series 2010 A 4.00%, 2/15/13(a)	1,200	1,292,364
San Antonio TX GO Series 2010 5.00%, 2/01/23	650	728,104

		2,250,763

Washington–2.0%
Seattle WA GO Series 2010 4.00%, 8/01/12	1,250	1,336,050
Washington St GO Series 2010 E 5.00%, 2/01/13	1,065	1,175,600

		2,511,650

Wisconsin–1.5%
Badger Tob Asset Sec Corp. WI 6.375%, 6/01/32 (Prerefunded/ETM)	1,640	1,820,548

Total Long-Term Municipal Bonds (cost $24,908,619)		24,689,226

32	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value

Short-Term Municipal Notes–54.3%
Alaska–5.3%
Valdez AK Marine Terminal (BP Amoco) 0.28%, 7/01/37(b)	$400	$400,000
0.30%, 7/01/37(b)	200	200,000
Series 03A 0.29%, 6/01/37(b)	1,400	1,400,000
Series 2003B 0.30%, 7/01/37(b)	1,800	1,800,000
Valdez AK Marine Terminal (Exxon Mobil Corp.) 0.33%, 12/01/33(b)	1,300	1,300,000
Series 1993B 0.28%, 12/01/33(b)	800	800,000
Series 1993C 0.32%, 12/01/33(b)	600	600,000

		6,500,000

California–11.1%
California Dept Wtr Res Pwr 0.28%, 5/01/22(b)	2,500	2,500,000
Series 2009F1 0.33%, 5/01/19(b)	1,700	1,700,000
California Infra & Eco Dev Bk (California Academy of Sciences) Series 2008 A 0.27%, 9/01/38(b)	500	500,000
Series 2008C 0.27%, 9/01/38(b)	2,000	2,000,000
California Infra & Eco Dev Bk (Pacific Gas & Electric Co.) Series 2009A 0.28%, 11/01/26(b)	100	100,000
California Statewide CDA (John Muir Health) 0.27%, 8/15/36(b)	1,800	1,800,000
Series 2008C 0.28%, 8/15/27(b)	3,400	3,400,000
Tahoe Forest CA Hosp Dist 0.32%, 7/01/33(b)	1,600	1,600,000

		13,600,000

Colorado–4.2%
Colorado Edl & Cultural Facs Auth (Natl Jewish Fed Bd Prog) 0.31%, 5/01/38(b)	3,485	3,485,000
Series A-9 0.31%, 9/01/36(b)	500	500,000
Colorado Edl & Cultural Facs Auth (YMCA) Series 2008 0.31%, 10/01/38(b)	1,200	1,200,000

		5,185,000

	Principal Amount (000)	U.S. $ Value

Connecticut–0.8%
Connecticut Hlth & Ed Fac Auth (Yale Univ) Series 2001V-1 0.26%, 7/01/36(b)	$1,000	$1,000,000

Delaware–0.9%
Delaware Hlth Facs Auth Series 2009 C 0.30%, 7/01/39(b)	1,100	1,100,000

District of Columbia–0.2%
District of Columbia (American Univ) Series 2008 0.31%, 10/01/38(b)	200	200,000

Florida–0.6%
Broward Cnty FL Edl Facs Auth (Nova Southeastern Univ) 0.31%, 4/01/24(b)	195	195,000
Jacksonville FL EDC (Shands Jacksonville Med Ctr) Series 2008 0.30%, 2/01/29(b)	400	400,000
Jacksonville FL Hlth Fac (Jacksonville FL Health Facs) 0.30%, 8/15/33(b)	100	100,000

		695,000

Illinois–1.1%
Chicago IL Brd of Ed GO Series 2010A 0.28%, 3/01/35(b)	1,300	1,300,000

Iowa–0.1%
Iowa Finance Auth (Iowa Hlth Sys) Series 2009E 0.31%, 7/01/39(b)	100	100,000

Kansas–1.6%
Wichita KS Hosp Fac (Christi Hlth System) Series 2009 B 0.36%, 11/15/39(b)	1,900	1,900,000
Series 2009 B-2 0.28%, 11/15/39(b)	100	100,000

		2,000,000

Kentucky–0.6%
Kentucky Econ Dev Fin Auth (Baptist Healthcare Sys) Series 2009B-1 0.33%, 8/15/38(b)	800	800,000

Massachusetts–4.3%
Massachusetts GO Series 00B 0.31%, 12/01/30(b)	700	700,000

2010 Semi-Annual Report	33

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value

Massachusetts Hlth & Ed Facs Auth (Harvard Univ) Series 99R 0.27%, 11/01/49(b)	$2,000	$2,000,000
Massachusetts Hlth & Ed Facs Auth (Henry Heywood Mem Hosp) Series 2009 C 0.32%, 7/01/38(b)	2,600	2,600,000

		5,300,000

Minnesota–0.8%
Minneapolis-St Paul MN Hsg & Redev Auth (Allina Health Sys) Series 2009 B1 0.32%, 11/15/35(b)	1,000	1,000,000

Mississippi–2.4%
Jackson Cnty MS PCR (Chevron Corp.) 0.28%, 6/01/23(b)	500	500,000
Mississippi Business Fin Corp. (Chevron USA, Inc.) Series 2007E 0.27%, 12/01/30(b)	1,300	1,300,000
Series 2009E 0.34%, 12/01/30(b)	200	200,000
Series 2009F 0.30%, 12/01/30(b)	1,000	1,000,000

		3,000,000

New York–12.0%
Long Island Pwr Auth NY Series 3B 0.29%, 5/01/33(b)	7,100	7,100,000
New York NY Trnsl Fin Auth 0.29%, 11/01/22(b)	4,200	4,200,000
0.31%, 11/01/22(b)	100	100,000
0.35%, 5/01/28(b)	500	500,000
Series 02-Subserv 3E 0.29%, 8/01/31(b)	2,300	2,300,000
Syracuse NY IDA (Syracuse Univ) Series 2008A1 0.30%, 7/01/37(b)	500	500,000

		14,700,000

North Carolina–0.6%
Charlotte-Mecklenburg Hosp Auth NC (Carolinas Hlth Care Sys) Series 2007 H 0.27%, 1/15/45(b)	700	700,000
North Carolina Med Care Comm (Iredell Memorial Hosp) Series 2007 0.30%, 10/01/37(b)	100	100,000

		800,000

Puerto Rico–3.1%
Puerto Rico GO Series 2008A 0.24%, 7/01/33(b)	3,800	3,800,000

	Principal Amount (000)	U.S. $ Value

Rhode Island–0.1%
Rhode Island Ind Fac Corp. (Exxon Mobil Corp.) 0.34%, 2/01/25(b)	$100	$100,000

South Dakota–0.7%
South Dakota Hlth & Edl Facs Auth (Regional Health) Series 2008 0.30%, 9/01/27(b)	800	800,000

Texas–2.3%
Houston TX Hgr Ed Fin Corp. (Rice Univ) Series 2008 A 0.32%, 5/15/48(b)	1,400	1,400,000
Lower Neches Valley Auth TX (Exxon Mobil Corp.) 0.32%, 5/01/22(b)	300	300,000
Series A-2 0.32%, 8/01/22(b)	600	600,000
Lubbock TX Hlth Fac Dev Corp. (St Joseph Health Sys) 0.36%, 7/01/23(b)	500	500,000

		2,800,000

Virginia–1.5%
Virginia Comwlth Univ Hlth Sys Auth Series 2008 A 0.28%, 7/01/37(b)	1,800	1,800,000

Total Short-Term Municipal Notes (cost $66,580,000)		66,580,000

Total Municipal Obligations (cost $91,488,619)		91,269,226

U.S. TREASURIES–11.1%
U.S. Treasury Bond 4.375%, 11/15/39 (cost $13,767,023)	14,440	13,654,825

	Shares

SHORT-TERM INVESTMENTS–8.0%
Investment Companies–8.0%
AllianceBernstein Fixed-Income Shares, Inc.–Government STIF Portfolio, 0.12%(c) (cost $9,747,304)	9,747,304	9,747,304

Total Investments—93.5% (cost $115,002,946)		114,671,355

Other assets less liabilities—6.5%		8,026,593

Net Assets—100.0%		$122,697,948

34	Sanford C. Bernstein Fund, Inc.

FUTURES CONTRACTS (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2010	Unrealized Appreciation/ (Depreciation)

Purchased Contracts
MSCI EAFE Mini Index Futures	124	June 2010	$9,671,504	$9,757,560	$86,056
MSCI Emerging Market Mini Futures	63	June 2010	3,137,992	3,184,020	46,028
S&P 500 Mini Index Futures	559	June 2010	32,292,168	32,567,340	275,172
S&P TSE 60 Index Futures	8	June 2010	1,104,128	1,108,256	4,128

Sold Contracts
U.S. T-Bond 30 Yr Futures	8	June 2010	941,705	929,000	12,705
U.S. T-Note 10 Yr Futures	29	June 2010	3,368,420	3,371,250	(2,830)
U.S. T-Note 2 Yr Futures	3	June 2010	650,057	650,859	(802)
U.S. T-Note 5 Yr Futures	19	June 2010	2,179,195	2,182,031	(2,836)

					$417,621

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2010	Unrealized Appreciation/ (Depreciation)

Buy Contracts:
Canadian Dollar	Settling 5/18/10	37	$34,876	$36,429	$1,553
Canadian Dollar	Settling 5/18/10	112	108,967	110,272	1,305
Canadian Dollar	Settling 5/18/10	30	28,430	29,537	1,107
Canadian Dollar	Settling 5/18/10	18	16,860	17,722	862
Canadian Dollar	Settling 5/18/10	62	60,250	61,044	794
Canadian Dollar	Settling 5/18/10	47	45,540	46,275	735
Canadian Dollar	Settling 5/18/10	63	61,313	62,028	715
Canadian Dollar	Settling 5/18/10	30	29,027	29,537	510
Canadian Dollar	Settling 5/18/10	88	86,148	86,643	495
Canadian Dollar	Settling 5/18/10	83	81,488	81,720	232
Canadian Dollar	Settling 5/18/10	123	121,162	121,103	(59)
Canadian Dollar	Settling 5/18/10	88	87,150	86,643	(507)

Sale Contracts:
Australian Dollar	Settling 5/18/10	89	81,167	81,294	(127)
British Pound	Settling 5/18/10	49	73,551	74,339	(788)
British Pound	Settling 5/18/10	61	91,550	92,544	(994)
British Pound	Settling 5/18/10	92	136,872	139,574	(2,702)
Euro	Settling 5/18/10	52	71,501	70,236	1,265
Euro	Settling 5/18/10	45	61,448	60,781	667
Euro	Settling 5/18/10	36	48,888	48,625	263
Euro	Settling 5/18/10	112	151,504	151,278	226
Euro	Settling 5/18/10	85	114,941	114,809	132
Euro	Settling 5/18/10	120	160,800	162,084	(1,284)
Japanese Yen	Settling 5/18/10	8,921	99,101	95,443	3,658
Japanese Yen	Settling 5/18/10	7,015	77,560	75,052	2,508
Japanese Yen	Settling 5/18/10	13,638	147,334	145,909	1,425
Swiss Franc	Settling 5/18/10	98	91,674	92,977	(1,303)

2010 Semi-Annual Report	35

Schedule of Investments (continued)

(a)	When-Issued or delayed delivery security.
(b)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of March 31, 2010, the Portfolio held 3.2% of net assets in insured bonds (of this amount 18.3% represents the Portfolio’s holding in prerefunded or escrowed to maturity bonds).

Glossary:

AMBAC—Ambac Assurance Corporation

CDA—Community Development Authority

COP—Certificate of Participation

EDA—Economic Development Agency

EDC—Economic Development Corporation

ETM—Escrowed to Maturity

FGIC—Financial Guaranty Insurance Company

GO—General Obligation

IDA—Industrial Development Authority/Agency

ISD—Independent School District

NPFGC—National Public Finance Guarantee Corporation

NPFGC-RE—National Public Finance Guarantee Corporation reinsuring FGIC

PCR—Pollution Control Revenue Bond

PFA—Public Finance Authority

SD—School District

SRF—State Revolving Fund

See notes to financial statements.

36	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay C Portfolio

March 31, 2010 (Unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS–80.6%
Long-Term Municipal Bonds–20.2%
California–16.3%
California Dept Wtr Res Pwr Series A 5.50%, 5/01/11	$120	$126,577
California Econ Recovery (California Econ Rec Spl Tax) 5.00%, 1/01/11	150	154,703
Series A 5.25%, 7/01/12	560	607,158
California Statewide CDA (California General Fund Obl) Series 2009 5.00%, 6/15/13	135	145,029
Golden St Tobacco Sec CA 5.625%, 6/01/38 (Prerefunded/ETM)	1,005	1,133,168
Series B 5.50%, 6/01/43	545	612,411
Loma Linda CA Hosp (Loma Linda Univ Med Ctr) Series 2005A 5.00%, 12/01/20	100	95,227
Long Beach CA Harbor (Long Beach CA Harbor Dept) Series A 5.00%, 5/15/19	220	228,622
Los Angeles CA Dept Arpts (Los Angeles Intl Airport) Series 2010A 5.00%, 5/15/25(a)	1,500	1,591,605
Los Angeles CA USD COP Series 2007A 5.00%, 10/01/16	105	112,432
Los Angeles CA USD GO Series 2010 5.25%, 7/01/25	160	172,607
AGM Series A 5.25%, 7/01/20 (Prerefunded/ETM)	1,100	1,240,217
Los Angeles CA Wstwtr Sys Series 2009-A 5.00%, 6/01/11	135	141,909
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) Series 2009C-2 5.00%, 5/01/25	500	522,220
NPFGC-RE Series 2006 32F 5.25%, 5/01/18	675	752,881

		7,636,766

	Principal Amount (000)	U.S. $ Value

Florida–1.7%
Citizens Ppty Ins Corp. FL Series 2010A 5.00%, 6/01/16(a)	$580	$604,261
Florida Brd of Ed Lottery Series 2010 C 5.00%, 7/01/17	150	167,208

		771,469

Illinois–0.4%
Illinois GO Series 2010 5.00%, 1/01/18	160	172,090

Puerto Rico–0.2%
Puerto Rico Govt Dev Bank 5.00%, 12/01/12	100	105,610

Wisconsin–1.6%
Badger Tob Asset Sec Corp. WI 6.375%, 6/01/32 (Prerefunded/ETM)	680	754,861

Total Long-Term Municipal Bonds (cost $9,494,840)		9,440,796

Short-Term Municipal Notes–60.4%
California–46.1%
Burbank CA Redev Agy Golden Pj Series 85A 0.25%, 11/01/10(b)	4,275	4,275,000
California Dept Wtr Res Pwr 0.26%, 5/01/20(b)	100	100,000
0.27%, 5/01/22(b)	700	700,000
Series 2009F1 0.33%, 5/01/19(b)	800	800,000
California Econ Recovery (California Econ Rec Spl Tax) Series 2009 C 0.27%, 7/01/23(b)	2,700	2,700,000
California Ed Fac Auth (Chapman Univ) 0.28%, 10/01/26(b)	100	100,000
Series 2008 A 0.28%, 10/01/36(b)	300	300,000
California GO Series 2009 A 0.28%, 5/01/33(b)	2,000	2,000,000
California Hlth Fac Fin Auth (Adventist Hlth Sys/ West) Series 2009B 0.27%, 9/01/38(b)	100	100,000
California Hlth Fac Fin Auth (Scripps Hlth) Series 2010C 0.25%, 10/01/40(b)	2,800	2,800,000
California Infra & Eco Dev Bk (California Academy of Sciences) Series 2008 A 0.27%, 9/01/38(b)	300	300,000
Series 2008 F 0.27%, 9/01/38(b)	100	100,000

2010 Semi-Annual Report	37

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value

California Infra & Eco Dev Bk (India Cmnty Ctr) 0.28%, 12/01/36(b)	$300	$300,000
California Infra & Eco Dev Bk (Jewish Cmnty Ctr San Francisco) 0.28%, 12/01/31(b)	100	100,000
California Infra & Eco Dev Bk (Pacific Gas & Electric Co.) Series 2009A 0.28%, 11/01/26(b)	1,200	1,200,000
Series 2009D 0.24%, 12/01/16(b)	800	800,000
California Statewide CDA (Childrens Hosp Proj) Series C 0.28%, 8/15/34(b)	200	200,000
California Statewide CDA (John Muir Health) 0.27%, 8/15/36(b)	900	900,000
Series 2008C 0.28%, 8/15/27(b)	500	500,000
California Statewide CDA (North Peninsula Jewish Campus) 0.28%, 7/01/34(b)	200	200,000
California Statewide CDA (Rady Children’s Hosp) 0.30%, 8/15/47(b)	100	100,000
California Statewide CDA (Univ Retirement Comm of Davis) 0.27%, 11/15/38(b)	900	900,000
Irvine Ranch Wtr Dist CA Series 1988 A 0.25%, 11/15/13(b)	1,400	1,400,000
Sacramento Cnty CA Santn Dist Fing Auth (Sacramento Regl Cnty Santn Dist CA) 0.28%, 12/01/39(b)	500	500,000
Tahoe Forest CA Hosp Dist 0.32%, 7/01/33(b)	200	200,000

		21,575,000

Alaska–3.2%
Valdez AK Marine Terminal (BP Amoco) 0.28%, 7/01/37(b)	100	100,000
0.30%, 7/01/37(b)	100	100,000
Series 03A 0.29%, 6/01/37(b)	1,200	1,200,000
Valdez AK Marine Terminal (Exxon Mobil Corp.) Series 1993C 0.32%, 12/01/33(b)	100	100,000

		1,500,000

	Principal Amount (000)	U.S. $ Value

Colorado–0.5%
Colorado Edl & Cultural Facs Auth (Natl Jewish Fed Bd Prog) Series A-9 0.31%, 9/01/36(b)	$200	$200,000

Connecticut–3.2%
Connecticut Hlth & Ed Fac Auth (Yale Univ) Series 2001A 0.27%, 7/01/36(b)	100	100,000
Series 2001V-1 0.26%, 7/01/36(b)	1,400	1,400,000

		1,500,000

Mississippi–3.2%
Mississippi Business Fin Corp. (Chevron USA, Inc.) Series 2009 B 0.30%, 12/01/30(b)	1,300	1,300,000
Series 2009E 0.34%, 12/01/30(b)	100	100,000
Series 2009G 0.27%, 12/01/30(b)	100	100,000

		1,500,000

North Carolina–0.2%
North Carolina Med Care Comm (Iredell Memorial Hosp) Series 2007 0.30%, 10/01/37(b)	100	100,000

Puerto Rico–3.4%
Puerto Rico GO Series 2008A 0.24%, 7/01/33(b)	1,600	1,600,000

Rhode Island–0.2%
Rhode Island Ind Fac Corp. (Exxon Mobil Corp.) 0.34%, 2/01/25(b)	100	100,000

Texas–0.4%
Houston TX Hgr Ed Fin Corp. (Rice Univ) Series 2008 A 0.32%, 5/15/48(b)	200	200,000

Total Short-Term Municipal Notes (cost $28,275,000)		28,275,000

Total Municipal Obligations (cost $37,769,840)		37,715,796

U.S. TREASURIES–9.8%
U.S. Treasury Bond 4.375%, 11/15/39 (cost $4,638,455)	4,850	4,586,281

38	Sanford C. Bernstein Fund, Inc.

	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS–5.2%
Investment Companies–5.2%
AllianceBernstein Fixed-Income Shares, Inc.–Government STIF Portfolio, 0.12%(c) (cost $2,447,512)	2,447,512	$2,447,512

Total Investments—95.6% (cost $44,855,807)		44,749,589

Other assets less liabilities—4.4%		2,055,458

Net Assets—100.0%		$46,805,047

FUTURES CONTRACTS (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2010	Unrealized Appreciation/ (Depreciation)

Purchased Contracts
MSCI EAFE Mini Index Futures	47	June 2010	$3,668,011	$3,698,430	$30,419
MSCI Emerging Market Mini Futures	24	June 2010	1,196,100	1,212,960	16,860
S&P 500 Mini Index Futures	213	June 2010	12,301,493	12,409,380	107,887
S&P TSE 60 Index Futures	3	June 2010	415,464	415,596	132

Sold Contracts
U.S. T-Bond 30 Yr Futures	1	June 2010	117,967	116,125	1,842
U.S. T-Note 10 Yr Futures	13	June 2010	1,508,369	1,511,250	(2,881)
U.S. T-Note 2 Yr Futures	1	June 2010	216,826	216,953	(127)
U.S. T-Note 5 Yr Futures	10	June 2010	1,146,890	1,148,438	(1,548)

					$152,584

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2010	Unrealized Appreciation/ (Depreciation)

Buy Contracts:
Canadian Dollar	Settling 5/18/10	30	$28,430	$29,537	$1,107
Canadian Dollar	Settling 5/18/10	11	10,368	10,830	462
Canadian Dollar	Settling 5/18/10	32	31,143	31,507	364
Canadian Dollar	Settling 5/18/10	54	52,863	53,167	304
Canadian Dollar	Settling 5/18/10	30	29,287	29,537	250
Canadian Dollar	Settling 5/18/10	12	11,627	11,815	188
Canadian Dollar	Settling 5/18/10	14	13,605	13,784	179
Canadian Dollar	Settling 5/18/10	13	12,663	12,800	137
Canadian Dollar	Settling 5/18/10	68	66,984	66,951	(33)
Canadian Dollar	Settling 5/18/10	33	32,592	32,491	(101)
Euro	Settling 5/18/10	5	6,774	6,753	(21)

Sale Contracts:
Australian Dollar	Settling 5/18/10	38	34,656	34,710	(54)
British Pound	Settling 5/18/10	20	30,021	30,342	(321)
British Pound	Settling 5/18/10	26	39,021	39,445	(424)
British Pound	Settling 5/18/10	28	41,657	42,479	(822)
Euro	Settling 5/18/10	20	27,310	27,014	296

2010 Semi-Annual Report	39

Schedule of Investments (continued)

		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2010	Unrealized Appreciation/ (Depreciation)

Euro	Settling 5/18/10	20	$27,291	$27,014	$277
Euro	Settling 5/18/10	13	17,654	17,559	95
Euro	Settling 5/18/10	5	6,790	6,754	36
Euro	Settling 5/18/10	25	33,731	33,768	(37)
Euro	Settling 5/18/10	50	67,178	67,535	(357)
Euro	Settling 5/18/10	26	34,685	35,118	(433)
Japanese Yen	Settling 5/18/10	3,846	42,724	41,147	1,577
Japanese Yen	Settling 5/18/10	2,869	31,721	30,695	1,026
Japanese Yen	Settling 5/18/10	4,098	44,272	43,844	428
Japanese Yen	Settling 5/18/10	4,212	45,121	45,063	58
Swiss Franc	Settling 5/18/10	37	34,611	35,103	(492)

(a)	When-Issued or delayed delivery security.
(b)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of March 31, 2010, the Portfolio held 4.3% of net assets in insured bonds (of this amount 62.2% represents the Portfolio’s holding in prerefunded or escrowed to maturity bonds).

Glossary:

AGM—Assured Guaranty Municipal

CDA—Community Development Authority

COP—Certificate of Participation

ETM—Escrowed to Maturity

GO—General Obligation

NPFGC-RE—National Public Finance Guarantee Corporation reinsuring FGIC

USD—Unified School District

See notes to financial statements.

40	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay N Portfolio

March 31, 2010 (Unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS–71.5%
Long-Term Municipal Bonds–13.8%
California–0.3%
California Statewide CDA (California General Fund Obl) Series 2009 5.00%, 6/15/13	$100	$107,429

Florida–2.1%
Citizens Ppty Ins Corp. FL Series 2010A 5.00%, 6/01/16(a)	500	520,915
Florida Brd of Ed Lottery Series 2010 C 5.00%, 7/01/18	170	189,258

		710,173

Illinois–0.5%
Illinois GO Series 2010 5.00%, 1/01/18	160	172,090

New York–8.3%
Metropolitan Trnsp Auth NY Series B 5.00%, 11/15/15	130	143,043
New York NY Mun Wtr Fin Auth Series FF 5.00%, 6/15/25	500	547,625
New York St Envrn Fac Corp. (New York NY Mun Wtr Fin Auth) NPFGC Series 1997E 6.00%, 6/15/12	250	275,245
New York St Loc Gov Asst Corp. Series 2003A-A 5.00%, 4/01/12	1,000	1,081,560
New York St Thruway Auth (New York St Thruway Auth Ded Tax) Series 2010A 4.00%, 4/01/12	330	349,084
AGM 5.00%, 4/01/12	190	204,713
AMBAC Series 2006A 4.00%, 4/01/11	225	232,873

		2,834,143

Pennsylvania–0.6%
Philadelphia PA Parking Auth 5.25%, 9/01/23	200	206,796

	Principal Amount (000)	U.S. $ Value

Puerto Rico–1.3%
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) XLCA 5.25%, 7/01/13	$100	$105,965
Puerto Rico Sales Tax Fin Corp. Series 2009A 5.00%, 8/01/39(b)	340	355,572

		461,537

Wisconsin–0.7%
Badger Tob Asset Sec Corp. WI 6.00%, 6/01/17 (Prerefunded/ETM)	210	231,449

Total Long-Term Municipal Bonds (cost $4,744,602)		4,723,617

Short-Term Municipal Notes–57.7%
Alaska–5.6%
Valdez AK Marine Terminal (BP Amoco) 0.30%, 7/01/37(c)	100	100,000
Series 2003B 0.30%, 7/01/37(c)	900	900,000
Valdez AK Marine Terminal (Exxon Mobil Corp.) 0.33%, 12/01/33(c)	900	900,000

		1,900,000

California–10.8%
California Dept Wtr Res Pwr 0.28%, 5/01/22(c)	800	800,000
Series 2009F1 0.33%, 5/01/19(c)	1,000	1,000,000
California Statewide CDA (John Muir Health) 0.27%, 8/15/36(c)	500	500,000
Series 2008C 0.28%, 8/15/27(c)	1,400	1,400,000

		3,700,000

Colorado–3.2%
Colorado Edl & Cultural Facs Auth (Natl Jewish Fed Bd Prog) 0.31%, 5/01/38(c)	700	700,000
Series A-9 0.31%, 9/01/36(c)	400	400,000

		1,100,000

Connecticut–1.2%
Connecticut Hlth & Ed Fac Auth (Yale Univ) Series 2001A 0.27%, 7/01/36(c)	200	200,000
Series 2001V-1 0.26%, 7/01/36(c)	200	200,000

		400,000

2010 Semi-Annual Report	41

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value

Delaware–1.2%
Delaware Hlth Facs Auth Series 2009 C 0.30%, 7/01/39(c)	$400	$400,000

District of Columbia–0.6%
District of Columbia (American Univ) Series 2008 0.31%, 10/01/38(c)	200	200,000

Florida–1.2%
Jacksonville FL Hlth Facs Auth (Baptist Hospitals) 0.31%, 8/15/27(c)	400	400,000

Kansas–0.6%
Wichita KS Hosp Fac (Christi Hlth System) Series 2009 B 0.36%, 11/15/39(c)	200	200,000

Kentucky–2.0%
Kentucky Econ Dev Fin Auth (Baptist Healthcare Sys) 0.28%, 8/15/38(c)	500	500,000
Series 2009B-1 0.33%, 8/15/38(c)	200	200,000

		700,000

Massachusetts–3.5%
Massachusetts Hlth & Ed Facs Auth (Harvard Univ) Series 99R 0.27%, 11/01/49(c)	300	300,000
Massachusetts Hlth & Ed Facs Auth (Henry Heywood Mem Hosp) Series 2009 C 0.32%, 7/01/38(c)	900	900,000

		1,200,000

Minnesota–1.5%
Minneapolis-St Paul MN Hsg & Redev Auth (Allina Health Sys) Series 2009 B1 0.32%, 11/15/35(c)	500	500,000

Mississippi–2.6%
Jackson Cnty MS PCR (Chevron Corp.) 0.28%, 6/01/23(c)	100	100,000
Mississippi Business Fin Corp. (Chevron USA, Inc.) Series 2007E 0.27%, 12/01/30(c)	100	100,000
Series 2009E 0.34%, 12/01/30(c)	100	100,000
Series 2009F 0.30%, 12/01/30(c)	500	500,000
Series 2009G 0.27%, 12/01/30(c)	100	100,000

		900,000

	Principal Amount (000)	U.S. $ Value

New York–14.3%
Long Island Pwr Auth NY Series 3B 0.29%, 5/01/33(c)	$1,700	$1,700,000
New York NY Trnsl Fin Auth 0.29%, 11/01/22(c)	700	700,000
0.31%, 11/01/22(c)	200	200,000
0.35%, 5/01/28(c)	200	200,000
Series 02-Subserv 3E 0.29%, 8/01/31(c)	500	500,000
Series B 0.29%, 2/01/31(c)	500	500,000
New York NY Trst for Cult Res (Lincoln Center Performing Arts) Series 2008 A-1 0.31%, 12/01/35(c)	500	500,000
Port Authority of NY & NJ 0.35%, 6/01/20(c)	300	300,000
Syracuse NY IDA (Syracuse Univ) Series 2008A1 0.30%, 7/01/37(c)	200	200,000
Series 2008A2 0.26%, 12/01/37(c)	100	100,000

		4,900,000

North Carolina–0.3%
North Carolina Med Care Comm (Iredell Memorial Hosp) Series 2007 0.30%, 10/01/37(c)	100	100,000

Puerto Rico–3.5%
Puerto Rico GO Series 2008A 0.24%, 7/01/33(c)	1,200	1,200,000

Rhode Island–0.3%
Rhode Island Ind Fac Corp. (Exxon Mobil Corp.) 0.34%, 2/01/25(c)	100	100,000

Texas–0.9%
Houston TX Hgr Ed Fin Corp. (Rice Univ) Series 2008 A 0.32%, 5/15/48(c)	300	300,000

Virginia–1.5%
Virginia Comwlth Univ Hlth Sys Auth Series 2008 A 0.28%, 7/01/37(c)	500	500,000

Wisconsin–2.9%
Wisconsin Hlth & Ed Fac Auth (Edgewood Films, Inc.) 0.32%, 10/01/31(c)	1,000	1,000,000

Total Short-Term Municipal Notes (cost $19,700,000)		19,700,000

Total Municipal Obligations (cost $24,444,602)		24,423,617

42	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value

U.S. TREASURIES–10.1%
U.S. Treasury Bond 4.375%, 11/15/39 (cost $3,462,642)	$3,625	$3,427,890

	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS–10.7%
Investment Companies–10.7%
AllianceBernstein Fixed-Income Shares, Inc.–Government STIF Portfolio, 0.12%(d) (cost $3,652,011)	3,652,011	$3,652,011

Total Investments—92.3% (cost $31,559,255)		31,503,518

Other assets less liabilities—7.7%		2,622,852

Net Assets—100.0%		$34,126,370

FUTURES CONTRACTS (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2010	Unrealized Appreciation/ (Depreciation)

Purchased Contracts
MSCI EAFE Mini Index Futures	35	June 2010	$2,729,471	$2,754,150	$24,679
MSCI Emerging Market Mini Futures	17	June 2010	846,561	859,180	12,619
S&P 500 Mini Index Futures	155	June 2010	8,963,302	9,030,300	66,998
S&P TSE 60 Index Futures	2	June 2010	275,670	277,064	1,394

Sold Contracts
U.S. T-Bond 30 Yr Futures	2	June 2010	235,559	232,250	3,309
U.S. T-Note 10 Yr Futures	9	June 2010	1,046,204	1,046,250	(46)
U.S. T-Note 5 Yr Futures	5	June 2010	572,992	574,219	(1,227)

					$107,726

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2010	Unrealized Appreciation/ (Depreciation)

Buy Contracts:
Canadian Dollar	Settling 5/18/10	32	$30,326	$31,507	$1,181
Canadian Dollar	Settling 5/18/10	17	16,024	16,738	714
Canadian Dollar	Settling 5/18/10	18	17,518	17,722	204
Canadian Dollar	Settling 5/18/10	14	13,605	13,784	179
Canadian Dollar	Settling 5/18/10	26	25,433	25,599	166
Canadian Dollar	Settling 5/18/10	36	35,294	35,445	151
Canadian Dollar	Settling 5/18/10	19	18,617	18,707	90
Canadian Dollar	Settling 5/18/10	38	37,432	37,414	(18)
Canadian Dollar	Settling 5/18/10	20	19,753	19,692	(61)
Euro	Settling 5/18/10	6	8,129	8,104	(25)

Sale Contracts:
Australian Dollar	Settling 5/18/10	23	20,976	21,009	(33)
British Pound	Settling 5/18/10	23	34,714	34,894	(180)
British Pound	Settling 5/18/10	13	19,513	19,722	(209)
British Pound	Settling 5/18/10	15	22,513	22,757	(244)
British Pound	Settling 5/18/10	19	28,302	28,825	(523)
Euro	Settling 5/18/10	17	23,198	22,962	236
Euro	Settling 5/18/10	11	15,021	14,858	163

2010 Semi-Annual Report	43

Schedule of Investments (continued)

		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2010	Unrealized Appreciation/ (Depreciation)

Euro	Settling 5/18/10	10	$13,580	$13,507	$73
Euro	Settling 5/18/10	6	8,148	8,104	44
Euro	Settling 5/18/10	18	24,341	24,313	28
Euro	Settling 5/18/10	38	51,055	51,327	(272)
Euro	Settling 5/18/10	24	32,017	32,417	(400)
Japanese Yen	Settling 5/18/10	2,240	24,884	23,966	918
Japanese Yen	Settling 5/18/10	1,808	19,990	19,343	647
Japanese Yen	Settling 5/18/10	2,882	31,182	30,834	348
Japanese Yen	Settling 5/18/10	3,408	36,682	36,461	221
Swiss Franc	Settling 5/18/10	29	27,128	27,514	(386)

(a)	When-Issued or delayed delivery security.
(b)	Variable rate coupon, rate shown as of March 31, 2010.
(c)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of March 31, 2010, the Portfolio held 2.4% of net assets in insured bonds (of this amount 0.0% represents the Portfolio’s holding in prerefunded or escrowed to maturity bonds).

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CDA—Community Development Authority

GO—General Obligation

IDA—Industrial Development Authority/Agency

NPFGC—National Public Finance Guarantee Corporation

PCR—Pollution Control Revenue Bond

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

44	Sanford C. Bernstein Fund, Inc.

Statement of Assets and Liabilities—March 31, 2010 (Unaudited)

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO
ASSETS
Investments in securities at value
Unaffiliated issuers	$79,839,203	$147,372,483	$53,557,892
Affiliated issuers	60,496,476	118,601,406	28,112,979
Foreign currencies, at value (cost $328,415, $501,936 and $35,885)	329,556	501,159	35,861
Cash in bank (a)	546,450	5,607,013	1,664,359
Receivables:
Dividends and interest	47,894	55,718	790,830
Investment securities sold and foreign currency transactions	85,145	71,772	2,989,684
Foreign withholding tax reclaims	64	128	0
Capital shares sold	5,385,433	19,141,110	2,267,871
Margin due from broker on futures contracts	13,470	0	0
Unrealized appreciation of forward currency exchange contracts	90,296	191,205	278,040
Unrealized appreciation of total return swap agreements	38,085	0	39,118
Unrealized appreciation of interest rate swap agreements	5,387	0	0
Premium for swaps purchased	2	0	0

Total assets	146,877,461	291,541,994	89,736,634

LIABILITIES
Due to custodian	0	783	0
Payables:
Investment securities purchased and foreign currency transactions	25,391,495	58,607,200	7,895,564
Capital shares redeemed	166,542	69,670	80,347
Management fee	38,287	78,475	10,371
Shareholder servicing fee	9,548	16,917	4,585
Transfer Agent fee	684	786	1,029
Margin owed to broker on futures contracts	0	121,675	67,422
Accrued expenses	20,014	20,556	21,109
Unrealized depreciation of forward currency exchange contracts	92,397	123,750	145,769
Unrealized depreciation of total return swap agreements	23,415	0	10,829
Unrealized depreciation of interest rate swap agreements	2,502	0	0

Total liabilities	25,744,884	59,039,812	8,237,025

NET ASSETS	$121,132,577	$232,502,182	$81,499,609

Cost of investments
Unaffiliated issuers	$78,909,568	$145,477,846	$53,858,545
Affiliated issuers	$60,496,476	$118,601,406	$28,112,979

NET ASSETS CONSIST OF:
Capital stock, at par*	$11,379	$21,637	$7,942
Additional paid-in capital	119,304,469	228,804,375	80,947,670
Undistributed (accumulated) net investment income/(loss)	(10,272)	(44,818)	32,221
Accumulated net realized gain on investment and foreign currency transactions	894,938	1,543,242	411,730
Unrealized appreciation/depreciation of:
Investments, futures and swaps transactions	951,150	2,151,928	(39,041)
Foreign currency denominated assets and liabilities	(19,087)	25,818	139,087

	$121,132,577	$232,502,182	$81,499,609

(a) Amounts of $546,395, $5,607,013 and $1,664,359, respectively, have been segregated to collateralize margin requirements for the open futures contracts at March 31, 2010.

* The Sanford C. Bernstein Fund, Inc. has authorized 12.6 billion shares of common stock with par value of $.001 per share.

See Notes to Financial Statements.

2010 Semi-Annual Report	45

Statement of Assets and Liabilities—March 31, 2010 (Unaudited) (continued)

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO
NET ASSET VALUE PER SHARE
Class 1 Shares
Net Assets	$110,452,351	$197,380,161	$72,329,265
Shares of capital stock outstanding	10,375,479	18,370,735	7,047,729

Net asset value, offering and redemption price per share	$10.65	$10.74	$10.26

Class 2 Shares
Net Assets	$10,680,226	$35,122,021	$9,170,344
Shares of capital stock outstanding	1,003,169	3,265,809	893,851

Net asset value, offering and redemption price per share	$10.65	$10.75	$10.26

46	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO
ASSETS
Investments in securities at value
Unaffiliated issuers	$104,924,051	$42,302,077	$27,851,507
Affiliated issuers	9,747,304	2,447,512	3,652,011
Cash in bank (a)	3,990,405	1,527,931	1,118,187
Receivables:
Dividends and interest	457,512	197,093	117,087
Investment securities sold	20,000	0	0
Capital shares sold	10,180,160	4,990,757	2,358,370
Receivable due from Adviser	0	2,568	6,655
Unrealized appreciation of forward currency exchange contracts	18,452	6,784	5,363

Total assets	129,337,884	51,474,722	35,109,180

LIABILITIES
Due to custodian	0	399,393	0
Payables:
Investment securities purchased	6,446,709	4,197,128	881,453
Management fee	21,125	0	0
Capital shares redeemed	18,230	500	41,930
Shareholder servicing fee	5,709	1,719	1,517
Transfer Agent fee	1,062	918	918
Margin owed to broker on futures contracts	117,708	45,144	32,621
Accrued expenses	21,629	21,778	22,020
Unrealized depreciation of forward currency exchange contracts	7,764	3,095	2,351

Total liabilities	6,639,936	4,669,675	982,810

NET ASSETS	$122,697,948	$46,805,047	$34,126,370

Cost of investments
Unaffiliated issuers	$105,255,642	$42,408,295	$27,907,244
Affiliated issuers	$9,747,304	$2,447,512	$3,652,011

NET ASSETS CONSIST OF:
Capital stock, at par*	$11,947	$4,557	$3,318
Additional paid-in capital	122,136,016	46,577,396	33,896,689
Undistributed net investment income	10,549	7,001	2,256
Accumulated net realized gain on investment and foreign currency transactions	442,718	166,038	169,106
Unrealized appreciation/depreciation of:
Investments and futures transactions	86,030	46,366	51,989
Foreign currency denominated assets and liabilities	10,688	3,689	3,012

	$122,697,948	$46,805,047	$34,126,370

NET ASSET VALUE PER SHARE
Class 1 Shares
Net Assets	$91,787,250	$25,473,029	$24,968,837
Shares of capital stock outstanding	8,937,100	2,480,009	2,427,470

Net asset value, offering and redemption price per share	$10.27	$10.27	$10.29

Class 2 Shares
Net Assets	$30,910,698	$21,332,018	$9,157,533
Shares of capital stock outstanding	3,009,725	2,077,207	890,109

Net asset value, offering and redemption price per share	$10.27	$10.27	$10.29

(a) Amounts of $3,990,405, $1,527,931 and $1,118,187, respectively, have been segregated to collateralize margin requirements for the open futures contracts at March 31, 2010.

* The Sanford C. Bernstein Fund, Inc. has authorized 12.6 billion shares of common stock with par value of $.001 per share.

See Notes to Financial Statements.

2010 Semi-Annual Report	47

Statement of Operations—for the period February 8, 2010(a) to March 31, 2010 (Unaudited)

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO
INVESTMENT INCOME
Income:
Interest	$0	$0	$64,249
Dividends (net of foreign withholding taxes of $2,656, $2,823 and $0, respectively)	53,232	65,077	0
Dividends—Affiliated issuers	3,906	6,325	2,095

Total income	57,138	71,402	66,344

Expenses:
Management fee (see Note 2A)	52,076	89,373	25,600
Shareholder servicing fee (see Note 2B)	9,548	16,917	4,585
Custodian fee	14,832	15,078	15,024
Transfer Agent fee—Class 1	462	577	658
Transfer Agent fee—Class 2	324	311	524
Amortization of offering expenses	10,410	10,410	10,392
Auditing and tax fees	459	459	459
Registration fees	375	372	381
Directors’ fees and expenses	312	312	312
Legal fees	306	306	306
Printing fees	153	153	105
Miscellaneous	264	264	264

Total expenses	89,521	134,532	58,610
Less: expenses waived and reimbursed by the Adviser	(22,111)	(18,312)	(24,487)

Net expenses	67,410	116,220	34,123

Net investment income (loss)	(10,272)	(44,818)	32,221

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(9,692)	(17,526)	(21,762)
Futures transactions	513,884	1,579,145	306,910
Foreign currency transactions	(15,969)	(18,377)	80,861
Swap transactions	406,715	0	45,544

Net realized gain on investment and foreign currency transactions	894,938	1,543,242	411,553

Net change in unrealized appreciation/depreciation of:
Investments, futures and swaps	951,150	2,151,928	(39,041)
Foreign currency denominated assets and liabilities	(19,087)	25,818	139,087

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	932,063	2,177,746	100,046

Net realized and unrealized gain on investment and foreign currency transactions	1,827,001	3,720,988	511,599

Contributions from Adviser (see Note 2)	0	0	177

Net increase in net assets resulting from operations	$1,816,729	$3,676,170	$543,997

(a) Commencement of operations.

See Notes to Financial Statements.

48	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$54,522	$24,150	$13,817
Dividends—Affiliated issuers	1,846	990	2,345

Total income	56,368	25,140	16,162

Expenses:
Management fee (see Note 2A)	34,762	14,230	10,737
Shareholder servicing fee (see Note 2B)	5,709	1,719	1,517
Custodian fee	14,991	14,943	14,943
Transfer Agent fee—Class 1	622	386	478
Transfer Agent fee—Class 2	593	685	593
Amortization of offering expenses	10,212	10,539	10,537
Auditing and tax fees	453	459	459
Registration fees	357	357	357
Legal fees	306	306	306
Directors’ fees and expenses	300	306	306
Printing fees	108	102	102
Miscellaneous	255	256	255

Total expenses	68,668	44,288	40,590
Less: expenses waived and reimbursed by the Adviser	(22,849)	(26,149)	(26,684)

Net expenses	45,819	18,139	13,906

Net investment income	10,549	7,001	2,256

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(8,557)	(23,269)	(4,103)
Futures transactions	451,158	189,203	173,257
Foreign currency transactions	117	104	(48)

Net realized gain on investment and foreign currency transactions	442,718	166,038	169,106

Net change in unrealized appreciation/depreciation of:
Investments and futures	86,030	46,366	51,989
Foreign currency denominated assets and liabilities	10,688	3,689	3,012

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	96,718	50,055	55,001

Net realized and unrealized gain on investment and foreign currency transactions	539,436	216,093	224,107

Net increase in net assets resulting from operations	$549,985	$223,094	$226,363

(a) Commencement of operations.

See Notes to Financial Statements.

2010 Semi-Annual Report	49

Statement of Changes in Net Assets

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO

	2/08/10 (a) TO 3/31/10 (UNAUDITED)	2/08/10 (a) TO 3/31/10 (UNAUDITED)	2/08/10(a) TO 3/31/10 (UNAUDITED)

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income (loss)	$(10,272)	$(44,818)	$32,221
Net realized gain on investment and foreign currency transactions	894,938	1,543,242	411,553
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	932,063	2,177,746	100,046
Contributions from Adviser (see Note 2)	0	0	177

Net increase in net assets resulting from operations	1,816,729	3,676,170	543,997

Capital-share transactions
Net proceeds from sales of shares	124,197,890	233,525,617	85,537,905

Total proceeds from shares sold	124,197,890	233,525,617	85,537,905
Cost of shares redeemed	(4,882,042)	(4,699,605)	(4,582,293)

Increase in net assets from capital-share transactions	119,315,848	228,826,012	80,955,612

Net increase in net assets	121,132,577	232,502,182	81,499,609

NET ASSETS:
Beginning of period	0	0	0

End of period (b)	$121,132,577	$232,502,182	$81,499,609

(b) Includes undistributed (accumulated) net investment income/(loss) of:	$(10,272)	$(44,818)	$32,221

(a)	Commencement of operations.

See Notes to Financial Statements.

50	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO

	2/08/10 (a) TO 3/31/10 (UNAUDITED)	2/08/10 (a) TO 3/31/10 (UNAUDITED)	2/08/10 (a) TO 3/31/10 (UNAUDITED)

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$10,549	$7,001	$2,256
Net realized gain on investment and foreign currency transactions	442,718	166,038	169,106
Net change in unrealized appreciation/depreciation of investments	96,718	50,055	55,001

Net increase in net assets resulting from operations	549,985	223,094	226,363

Capital-share transactions
Net proceeds from sales of shares	126,431,855	46,584,753	34,109,235

Total proceeds from shares sold	126,431,855	46,584,753	34,109,235
Cost of shares redeemed	(4,283,892)	(2,800)	(209,228)

Increase in net assets from capital-share transactions	122,147,963	46,581,953	33,900,007

Net increase in net assets	122,697,948	46,805,047	34,126,370

NET ASSETS:
Beginning of period	0	0	0

End of period (b)	$122,697,948	$46,805,047	$34,126,370

(b) Includes undistributed net investment income of:	$10,549	$7,001	$2,256

(a) Commencement of operations.

See Notes to Financial Statements.

2010 Semi-Annual Report	51

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	OVERLAY A PORTFOLIO		TAX-AWARE OVERLAY A PORTFOLIO

	CLASS 1	CLASS 2	CLASS 1	CLASS 2
	2/08/10(a) TO 3/31/10 (UNAUDITED)	2/08/10(a) TO 3/31/10 (UNAUDITED)	2/08/10(a) TO 3/31/10 (UNAUDITED)	2/08/10 (a) TO 3/31/10 (UNAUDITED)
Net asset value, beginning of period	$10.00	$10.00	$10.00	$10.00

Income from investment operations:
Investment loss, net† (b)(c)	(0.00)	(0.00)	(0.00)	(0.00)
Net realized and unrealized gain on investment and foreign currency transactions	0.65	0.65	0.74	0.75

Total from investment operations	0.65	0.65	0.74	0.75

Net asset value, end of period	$10.65	$10.65	$10.74	$10.75

Total return (d)	6.50%	6.50%	7.40%	7.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$110,452	$10,680	$197,380	$35,122
Average net assets (000 omitted)	$34,165	$7,246	$60,535	$10,535
Ratio to average net assets of:
Expenses, net of waivers/reimbursements*	1.20%	1.00%	1.20%	1.00%
Expenses, before waivers/reimbursements*	1.44%	2.07%	1.30%	1.67%
Net investment loss*	(0.18)%	(0.15)%	(0.49)%	(0.24)%
Portfolio turnover rate	1%	1%	1%	1%

See Footnote Summary on page 55.

See Notes to Financial Statements.

52	Sanford C. Bernstein Fund, Inc.

	OVERLAY B PORTFOLIO				TAX-AWARE OVERLAY B PORTFOLIO

	CLASS 1		CLASS 2		CLASS 1		CLASS 2
	2/08/10(a) TO 3/31/10 (UNAUDITED)		2/08/10(a) TO 3/31/10 (UNAUDITED)		2/08/10 (a) TO 3/31/10 (UNAUDITED)		2/08/10 (a) TO 3/31/10 (UNAUDITED)
Net asset value, beginning of period	$10.00		$10.00		$10.00		$10.00

Income from investment operations:
Investment income, net† (b)	0.01		0.01		0.00	(c)	0.00	(c)
Net realized and unrealized gain on investment and foreign currency transactions	0.25		0.25		0.27		0.27
Contributions from Adviser	0.00	(c)	0.00	(c)	0		0

Total from investment operations	0.26		0.26		0.27		0.27

Net asset value, end of period	$10.26		$10.26		$10.27		$10.27

Total return (d)	2.60%		2.60%		2.70%		2.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$72,329		$9,171		$91,787		$30,911
Average net assets (000 omitted)	$21,878		$6,309		$27,239		$11,036
Ratio to average net assets of:
Expenses, net of waivers/reimbursements*	0.90%		0.75%		0.90%		0.75%
Expenses, before waivers/reimbursements*	1.30%		2.15%		1.16%		1.60%
Net investment income*	0.82%		0.80%		0.18%		0.25%
Portfolio turnover rate	46%		46%		2%		2%

See Footnote Summary on page 55.

See Notes to Financial Statements.

2010 Semi-Annual Report	53

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY C PORTFOLIO		TAX-AWARE OVERLAY N PORTFOLIO

	CLASS 1	CLASS 2	CLASS 1	CLASS 2
	2/08/10 (a) TO 3/31/10 (UNAUDITED)	2/08/10 (a) TO 3/31/10 (UNAUDITED)	2/08/10 (a) TO 3/31/10 (UNAUDITED)	2/08/10 (a) TO 3/31/10 (UNAUDITED)
Net asset value, beginning of period	$10.00	$10.00	$10.00	$10.00

Income from investment operations:
Investment income, net† (b)(c)	0.00	0.00	0.00	0.00
Net realized and unrealized gain on investment and foreign currency transactions	0.27	0.27	0.29	0.29

Total from investment operations	0.27	0.27	0.29	0.29

Net asset value, end of period	$10.27	$10.27	$10.29	$10.29

Total return (d)	2.70%	2.70%	2.90%	2.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$25,473	$21,332	$24,969	$9,158
Average net assets (000 omitted)	$8,201	$7,468	$7,237	$4,585
Ratio to average net assets of:
Expenses, net of waivers/reimbursements*	0.90%	0.75%	0.90%	0.75%
Expenses, before waivers/reimbursements*	1.69%	2.39%	2.06%	3.08%
Net investment income*	0.26%	0.39%	0.09%	0.20%
Portfolio turnover rate	10%	10%	6%	6%

See Footnote Summary on page 55.

See Notes to Financial Statements.

54	Sanford C. Bernstein Fund, Inc.

*	Annualized.
†	Based on average shares outstanding.
(a)	Commencement of operations.
(b)	Net of fees waived/reimbursed by the Adviser.
(c)	Amount is less than $.005.
(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

See Notes to Financial Statements.

2010 Semi-Annual Report	55

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund, Inc. (the “Fund”) is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund operates as a series company currently and comprises 18 portfolios (“Portfolios”) with the following share classes offered:

INTERNATIONAL EQUITY PORTFOLIOS	SHARE CLASSES OFFERED
Tax-Managed International	Tax-Managed International Class, Class A, Class B and Class C
International	International Class, Class A, Class B and Class C
Emerging Markets	Emerging Markets Class

FIXED INCOME TAXABLE PORTFOLIOS
Intermediate Duration	Intermediate Duration Class
U.S. Government Short Duration	U.S. Government Short Duration Class
Short Duration Plus	Short Duration Plus Class, Class A, Class B and Class C

FIXED INCOME MUNICIPAL PORTFOLIOS
Short Duration Diversified Municipal	Short Duration Diversified Municipal Class
Short Duration California Municipal	Short Duration California Municipal Class
Short Duration New York Municipal	Short Duration New York Municipal Class
Diversified Municipal	Municipal Class, Class A, Class B and Class C
California Municipal	Municipal Class, Class A, Class B and Class C
New York Municipal	Municipal Class, Class A, Class B and Class C

OVERLAY PORTFOLIOS*
Overlay A	Class 1 and Class 2
Tax-Aware Overlay A	Class 1 and Class 2
Overlay B	Class 1 and Class 2
Tax-Aware Overlay B	Class 1 and Class 2
Tax-Aware Overlay C	Class 1 and Class 2
Tax-Aware Overlay N	Class 1 and Class 2

*	The Overlay Portfolios commenced operations on February 8, 2010.

Each Portfolio has its own investment objectives. Each class of shares has identical voting, dividend, liquidation and other rights, except that with respect to the International Equity, Fixed Income Taxable and Fixed Income Municipal Portfolios, the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. This report relates only to the Overlay Portfolios. The following is a summary of significant accounting policies followed by the Fund.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and

56	Sanford C. Bernstein Fund, Inc.

asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter markets (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein, L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time (see Note 1.B).

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

2010 Semi-Annual Report	57

Notes to Financial Statements (continued)

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of March 31, 2010:

OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Assets:
Common Stocks
Financials	$10,181,873	$3,473,860		$—	$13,655,733
Information Technology	9,810,561	1,181,849		—	10,992,410
Energy	6,454,491	1,887,059		—	8,341,550
Consumer Discretionary	6,245,453	1,733,815		—	7,979,268
Industrials	4,553,664	2,229,631		—	6,783,295
Health Care	5,441,287	1,164,670		—	6,605,957
Equity: Other	1,918,286	4,102,193		—	6,020,479
Consumer Staples	2,965,400	1,471,621		—	4,437,021
Materials	2,199,236	1,558,069		—	3,757,305
Retail	1,549,606	739,740		—	2,289,346
Residential	1,149,525	957,182		—	2,106,707
Telecommunication Services	1,001,964	998,967		—	2,000,931
Office	843,800	786,778		—	1,630,578
Lodging	661,799	108,846		—	770,645
Utilities	268,125	409,638		—	677,763
Warrants	—	—		1,789,169	1,789,169
Rights	1,046	—		—	1,046
Short-Term Investments	60,496,476	—		—	60,496,476
Total Investments in Securities	115,742,592	22,803,918	+	1,789,169	140,335,679
Other Financial Instruments*:
Assets	58,624	133,768		—	192,392
Liabilities	(54,664)	(118,314)		—	(172,978)
Total	$115,746,552	$22,819,372		$1,789,169	$140,355,093

TAX-AWARE OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Assets:
Common Stocks
Financials	$22,693,545	$8,550,931		$—	$31,244,476
Information Technology	21,966,653	2,392,845		—	24,359,498
Energy	14,079,174	4,208,770		—	18,287,944
Consumer Discretionary	13,272,811	3,360,353		—	16,633,164
Health Care	12,800,228	2,573,657		—	15,373,885
Industrials	9,729,709	4,561,487		—	14,291,196
Consumer Staples	6,167,846	3,279,133		—	9,446,979
Materials	4,670,082	3,497,509		—	8,167,591
Telecommunication Services	1,858,614	2,219,723		—	4,078,337
Utilities	595,515	917,032		—	1,512,547
Warrants	—	—		3,974,486	3,974,486
Rights	2,380	—		—	2,380
Short-Term Investments	118,601,406	—		—	118,601,406
Total Investments in Securities	226,437,963	35,561,440	+	3,974,486	265,973,889
Other Financial Instruments*:
Assets	324,852	191,205		—	516,057
Liabilities	(67,561)	(123,750)		—	(191,311)
Total	$226,695,254	$35,628,895		$3,974,486	$266,298,635

58	Sanford C. Bernstein Fund, Inc.

OVERLAY B PORTFOLIO INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Governments—Treasuries	$—	$40,833,154	$—	$40,833,154
Governments—Sovereign Agencies	—	6,567,009	—	6,567,009
Corporates—Investment Grades	—	3,597,210	—	3,597,210
Supranationals	—	1,688,051	—	1,688,051
Agencies	—	872,468	—	872,468
Short-Term Investments	28,112,979	—	—	28,112,979
Total Investments in Securities	28,112,979	53,557,892	—	81,670,871
Other Financial Instruments*:
Assets	236,477	317,158	—	553,635
Liabilities	(3,154)	(156,598)	—	(159,752)
Total	$28,346,302	$53,718,452	$—	$82,064,754

TAX-AWARE OVERLAY B PORTFOLIO INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$—	$24,689,226	$—	$24,689,226
Short-Term Municipal Notes	—	66,580,000	—	66,580,000
U.S. Treasuries	—	13,654,825	—	13,654,825
Short-Term Investments	9,747,304	—	—	9,747,304
Total Investments in Securities	9,747,304	104,924,051	—	114,671,355
Other Financial Instruments*:
Assets	424,089	18,452	—	442,541
Liabilities	(6,468)	(7,764)	—	(14,232)
Total	$10,164,925	$104,934,739	$—	$115,099,664

TAX-AWARE OVERLAY C PORTFOLIO INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$—	$9,440,796	$—	$9,440,796
Short-Term Municipal Notes	—	28,275,000	—	28,275,000
U.S. Treasuries	—	4,586,281	—	4,586,281
Short-Term Investments	2,447,512	—	—	2,447,512
Total Investments in Securities	2,447,512	42,302,077	—	44,749,589
Other Financial Instruments*:
Assets	157,140	6,784	—	163,924
Liabilities	(4,556)	(3,095)	—	(7,651)
Total	$2,600,096	$42,305,766	$—	$44,905,862

2010 Semi-Annual Report	59

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY N PORTFOLIO INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$—	$4,723,617	$—	$4,723,617
Short-Term Municipal Notes	—	19,700,000	—	19,700,000
U.S. Treasuries	—	3,427,890	—	3,427,890
Short-Term Investments	3,652,011	—	—	3,652,011
Total Investments in Securities	3,652,011	27,851,507	—	31,503,518
Other Financial Instruments*:
Assets	108,999	5,363	—	114,362
Liabilities	(1,273)	(2,351)	—	(3,624)
Total	$3,759,737	$27,854,519	$—	$31,614,256

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Portfolio values its securities which may materially affect the value of securities trading in such markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

OVERLAY A PORTFOLIO	WARRANTS	TOTAL
Balance as of 2/08/10	$—	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation/depreciation	21,757	21,757
Net purchases (sales)	1,767,412	1,767,412
Net transfers in and/or out of Level 3	—	—

Balance as of 3/31/10	$1,789,169	$1,789,169

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/10*	$21,757	$21,757

TAX-AWARE OVERLAY A PORTFOLIO	WARRANTS	TOTAL
Balance as of 2/08/10	$—	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation/depreciation	39,618	39,618
Net purchases (sales)	3,934,868	3,934,868
Net transfers in and/or out of Level 3	—	—

Balance as of 3/31/10	$3,974,486	$3,974,486

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/10*	$39,618	$39,618

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

60	Sanford C. Bernstein Fund, Inc.

C.	Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 12:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Portfolios may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken on federal and state income tax returns for the current tax year and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific

2010 Semi-Annual Report	61

Notes to Financial Statements (continued)

expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H.	Distribution of Income and Gains

Dividends from net investment income, if any, will be paid to shareholders at least once a year.

Distributions of net realized gains, less any available loss carryforwards, if any, for all Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying financial statements. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

I.	Offering Expenses

Offering expenses of $54,912 have been deferred by each Portfolio and are being amortized on a straight line basis over a one year period.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

The Portfolios pay the Adviser an investment management fee at an annual rate of .90% for Overlay A and Tax-Aware Overlay A; .65% for Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N, of the average daily net assets of each Portfolio.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit the total portfolio operating expenses as a percentage of daily average net assets on an annual basis as follows:

PORTFOLIO	CLASS 1	CLASS 2
Overlay A	1.20%	1.00%
Tax-Aware Overlay A	1.20%	1.00%
Overlay B	.90%	.75%
Tax-Aware Overlay B	.90%	.75%
Tax-Aware Overlay C	.90%	.75%
Tax-Aware Overlay N	.90%	.75%

For the period ended March 31, 2010, such reimbursement waivers amounted to $22,111, $18,312, $24,487, $22,849, $26,149 and $26,684 for Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios, respectively.

During the period ended March 31, 2010, the Adviser reimbursed the Overlay B Portfolio $177 for trading losses incurred due to a trade entry error.

B.	Shareholder Servicing Fee

Under the Shareholder Servicing Agreement between the Sanford C. Bernstein Fund, Inc. and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. Such

62	Sanford C. Bernstein Fund, Inc.

services include, but are not limited to, providing information to shareholders concerning their Sanford C. Bernstein Fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio to the Adviser for services is .20 of 1%, annualized, of the average daily net assets of Class 1 Shares of Overlay A and Tax-Aware Overlay A Portfolios during the month, and .15 of 1%, annualized, of the average daily net assets of Class 1 Shares of Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios during the month.

C.	Distribution Arrangements

Under the Distribution Agreement between the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the six Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D.	Investments in Affiliated Issuers

The Portfolios may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolios’ transactions in shares of the Government STIF Portfolio for the period ended March 31, 2010 is as follows:

PORTFOLIO	MARKET VALUE FEBRUARY 8, 2010 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE MARCH 31, 2010 (000)	DIVIDEND INCOME (000)
Overlay A	$0	$75,154	$14,658	$60,496	$4
Tax-Aware Overlay A	0	141,223	22,622	118,601	6
Overlay B	0	42,742	14,629	28,113	2
Tax-Aware Overlay B	0	39,691	29,944	9,747	2
Tax-Aware Overlay C	0	21,105	18,657	2,448	1
Tax-Aware Overlay N	0	13,954	10,302	3,652	2

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser, for the period ended March 31, 2010 were as follows:

PORTFOLIO	TOTAL COMMISSIONS	SANFORD C. BERNSTEIN & CO., LLC	SANFORD C. BERNSTEIN & CO., LTD.
Overlay A	$31,439	$138	$0
Tax-Aware Overlay A	56,414	171	0

There were no brokerage commissions paid by Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios for the period ended March 31, 2010.

2010 Semi-Annual Report	63

Notes to Financial Statements (continued)

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the period from February 8, 2010 through March 31, 2010, the Portfolios had purchases and sales transactions, excluding repurchase transactions and transactions in short-term instruments, as follows:

PORTFOLIO	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES
Overlay A	$79,290,811	$0	$380,805	$0
Tax-Aware Overlay A	146,158,426	0	668,806	0
Overlay B	40,468,768	28,569,075	3,640,181	9,825,632
Tax-Aware Overlay B	24,917,827	14,164,129	0	388,923
Tax-Aware Overlay C	10,798,993	6,124,601	0	848,249
Tax-Aware Overlay N	4,750,477	3,763,059	0	296,432

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

PORTFOLIO	GROSS UNREALIZED		NET UNREALIZED APPRECIATION/ (DEPRECIATION)
	APPRECIATION	(DEPRECIATION)
Overlay A	$1,431,501	$(501,866)	$929,635
Tax-Aware Overlay A	2,603,863	(709,226)	1,894,637
Overlay B	102,986	(403,639)	(300,653)
Tax-Aware Overlay B	2,200	(333,791)	(331,591)
Tax-Aware Overlay C	4,382	(110,600)	(106,218)
Tax-Aware Overlay N	712	(56,449)	(55,737)

B.	Derivative Financial Instruments

Each Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Portfolios may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures Contracts

Each Portfolio may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolios may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into a futures contract, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse,

64	Sanford C. Bernstein Fund, Inc.

which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements).When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the future contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. Each Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

•	Forward Currency Exchange Contracts

Each Portfolio may enter into foreign-currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward contract with a term greater than one year.

Forward contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Portfolios may commit a substantial portion or the entire value of their Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward contracts would have on the investment program of these Portfolios and the flexibility of the Portfolios to purchase additional securities.

•	Swap Agreements

Each Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets and currencies. The Portfolios may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Interest Rate Swaps:

Each Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolios may hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolios may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

The Portfolios may enter into interest rate swap transactions to reserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

2010 Semi-Annual Report	65

Notes to Financial Statements (continued)

Total Return Swaps:

The Portfolios may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. A Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, each Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Documentation governing each Portfolio’s swap transactions may contain provisions for early termination of a swap in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate the swap and require the Portfolio to pay or receive a settlement amount in connection with the terminated swap transaction. As of March 31, 2010 the Portfolios have swap contracts in liability positions with net asset contingent features. The fair value of such contracts amounted to $25,917 and $10,829 for Overlay A Portfolio and Overlay B Portfolio, respectively, at March 31, 2010.

At March 31, 2010, the Portfolios had entered into the following derivatives:

OVERLAY A PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$90,296		Unrealized depreciation of forward currency exchange contracts	$92,397
Equity contracts	Margin due from broker on futures contracts	23,084	*
Interest rate contracts				Margin due from broker on futures contracts	19,124	*
Interest rate contracts	Unrealized appreciation of interest rate swap agreements	5,387		Unrealized depreciation of interest rate swap agreements	2,502
Interest rate contracts	Unrealized appreciation of total return swap agreements	38,085		Unrealized appreciation of total return swap agreements	23,415
Total		$156,852			$137,438

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

66	Sanford C. Bernstein Fund, Inc.

The effect of derivative instruments on the statement of operations for the period ended March 31, 2010:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$—	$(2,101)
Equity contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of investments, futures and swaps	506,123	23,084
Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of investments, futures and swaps	7,761	(19,124)
Interest rate contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of investments, futures and swaps	406,715	17,555
Total		$920,599	$19,414

For the period ended March 31, 2010, the average monthly principal amount of foreign currency exchange contracts was $10,965,945, average monthly original value of futures contracts was $15,724,873, average monthly notional amount of interest rate swaps was $355,000 and average monthly notional amount of total return swaps was $5,823,346.

TAX-AWARE OVERLAY A PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$191,205		Unrealized depreciation of forward currency exchange contracts	$123,750
Equity contracts	Margin due from broker on futures contracts	321,975	*
Interest rate contracts				Margin due to broker on futures contracts	64,684	*
Total		$513,180			$188,434

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/depreciation of futures contracts is reported in the portfolio of investments.

2010 Semi-Annual Report	67

Notes to Financial Statements (continued)

The effect of derivative instruments on the statement of operations for the period ended March 31, 2010:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$—	$67,455
Equity contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of investments, futures and swaps	1,590,464	321,975
Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of investments, futures and swaps	(11,319)	(64,684)
Total		$1,579,145	$324,746

For the period ended March 31, 2010, the average monthly principal amount of foreign currency exchange contracts was $14,899,187 and average original value of futures contracts was $45,250,901.

OVERLAY B PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$278,040		Unrealized depreciation of forward currency exchange contracts	$145,769
Equity contracts	Margin due from broker on futures contracts	201,076	*
Interest rate contracts	Margin due from broker on futures contracts	32,247	*
Interest rate contracts	Unrealized appreciation on total return swap agreements	39,118		Unrealized depreciation on total return swap agreements	10,829
Total		$550,481			$156,598

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

68	Sanford C. Bernstein Fund, Inc.

The effect of derivative instruments on the statement of operations for the period ended March 31, 2010:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$2,027	$132,271
Equity contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of investments, futures and swaps	299,175	201,076
Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of investments, futures and swaps	7,735	32,247
Interest rate contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of investments, futures and swaps	45,544	28,289
Total		$354,481	$393,883

For the period ended March 31, 2010, the average monthly principal amount of foreign exchange contracts was $19,871,299, average monthly original value of futures contracts was $17,435,763 and average monthly notional amount of total return swaps was $3,997,432.

TAX-AWARE OVERLAY B PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$18,452		Unrealized depreciation of forward currency exchange contracts	$7,764
Equity contracts	Margin due from broker on futures contracts	411,384	*
Interest rate contracts	Margin due from broker on futures contracts	6,237	*
Totals		$436,073			$7,764

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

2010 Semi-Annual Report	69

Notes to Financial Statements (continued)

The effect of derivative instruments on the statement of operations for the period ended March 31, 2010:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$—	$10,688
Equity contracts	Net realized gain (loss) on futures contracts; change in unrealized appreciation/depreciation of futures contracts	450,985	411,384
Interest rate contracts	Net realized gain (loss) on futures contracts; change in unrealized appreciation/depreciation of futures contracts	173	6,237
Totals		$451,158	$428,309

For the period ended March 31, 2010, the average monthly principal amount of foreign currency exchange contracts was $1,107,198 and average monthly original value of futures contracts was $24,900,411.

TAX-AWARE OVERLAY C PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$6,784		Unrealized depreciation of forward currency exchange contracts	$3,095
Equity contracts	Margin due from broker on futures contracts	155,298	*
Interest rate contracts				Margin owed to broker on futures contracts	2,714	*
Total		$162,082			$5,809

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

70	Sanford C. Bernstein Fund, Inc.

The effect of derivative instruments on the statement of operations for the period ended March 31, 2010:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$—	$3,689
Equity contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures	188,550	155,298
Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of investments and futures	653	(2,714)
Total		$189,203	$156,273

For the period ended March 31, 2010 the average monthly principal amount of foreign currency exchange contracts was $441,605 and average monthly original value of futures contract was $11,128,817.

TAX-AWARE OVERLAY N PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$5,363		Unrealized depreciation of forward currency exchange contracts	$2,351
Equity contracts	Margin due from broker on futures contracts	105,690	*
Interest rate contracts	Margin due from broker on futures contracts	2,036	*
Total		$113,089			$2,351

*	Only variation margin receivable/payable at period end is reported on the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported within the portfolio of investments.

2010 Semi-Annual Report	71

Notes to Financial Statements (continued)

The effect of derivative instruments on the statement of operations for the period ended March 31, 2010:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$—	$3,012
Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	172,604	105,690
Interest rate contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	653	2,036
Total		$173,257	$110,738

For the period ended March 31, 2010, the average monthly principal amount of foreign currency exchange contracts was $342,849 and average monthly original value of futures contracts was $8,311,707.

C.	Currency Transactions

The Portfolios may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. Each Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE 4.	Risks Involved in Investing in the Portfolios

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of a Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of a Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets. In addition, national policies may restrict investment opportunities.

In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Furthermore, since the composition of each Portfolio will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index.

72	Sanford C. Bernstein Fund, Inc.

Allocation Risk—The allocation of investments among different global asset classes may have a significant effect on each Portfolio’s net asset value, or NAV, when one of these asset classes is performing more poorly than others. As both the direct investments and derivative positions will be periodically rebalanced to reflect the Adviser’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

Derivatives Risk—All Portfolios may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and subject to a counterparty risk to a greater degree than more traditional investments.

Leverage Risk—When a Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. As such, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 5.	Capital-Share Transactions

As of March 31, 2010, the Sanford C. Bernstein Fund, Inc., has authorized 12.6 billion shares of common stock, par value $0.001 per share, of which 3.6 billion shares are allocated to the Overlay Portfolios. Each Class 1 and Class 2 of the Overlay Portfolios is allocated 300 million shares.

Share transactions for each Portfolio for the period ended March 31, 2010, were as follows:

	OVERLAY A PORTFOLIO

	SHARES	AMOUNT

	2/08/10 (a) TO 3/31/10 (UNAUDITED)	2/08/10 (a) TO 3/31/10 (UNAUDITED)
Class 1 Shares
Shares sold	10,422,120	$109,571,922
Shares redeemed	(46,641)	(494,984)

Net increase	10,375,479	109,076,938
Beginning of period	0	0

End of period	10,375,479	$109,076,938

Class 2 Shares
Shares sold	1,415,173	$14,625,968
Shares redeemed	(412,004)	(4,387,058)

Net increase	1,003,169	10,238,910
Beginning of period	0	0

End of period	1,003,169	$10,238,910

2010 Semi-Annual Report	73

Notes to Financial Statements (continued)

	TAX-AWARE OVERLAY A PORTFOLIO

	SHARES	AMOUNT

	2/08/10(a) TO 3/31/10 (UNAUDITED)	2/08/10(a) TO 3/31/10 (UNAUDITED)
Class 1 Shares
Shares sold	18,397,659	$194,576,434
Shares redeemed	(26,924)	(286,569)

Net increase	18,370,735	194,289,865
Beginning of period	0	0

End of period	18,370,735	$194,289,865

Class 2 Shares
Shares sold	3,677,813	$38,949,183
Shares redeemed	(412,004)	(4,413,036)

Net increase	3,265,809	34,536,147
Beginning of period	0	0

End of period	3,265,809	$34,536,147

	OVERLAY B PORTFOLIO

	SHARES	AMOUNT

	2/08/10(a) TO 3/31/10 (UNAUDITED)	2/08/10(a) TO 3/31/10 (UNAUDITED)
Class 1 Shares
Shares sold	7,081,828	$72,291,977
Shares redeemed	(34,099)	(349,417)

Net increase	7,047,729	71,942,560
Beginning of period	0	0

End of period	7,047,729	$71,942,560

Class 2 Shares
Shares sold	1,305,855	$13,245,928
Shares redeemed	(412,004)	(4,232,876)

Net increase	893,851	9,013,052
Beginning of period	0	0

End of period	893,851	$9,013,052

74	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO

	SHARES	AMOUNT

	2/08/10 (a) TO 3/31/10 (UNAUDITED)	2/08/10 (a) TO 3/31/10 (UNAUDITED)
Class 1 Shares
Shares sold	8,941,423	$91,497,484
Shares redeemed	(4,323)	(44,368)

Net increase	8,937,100	91,453,116
Beginning of period	0	0

End of period	8,937,100	$91,453,116

Class 2 Shares
Shares sold	3,421,729	$34,934,371
Shares redeemed	(412,004)	(4,239,524)

Net increase	3,009,725	30,694,847
Beginning of period	0	0

End of period	3,009,725	$30,694,847

	TAX-AWARE OVERLAY C PORTFOLIO

	SHARES	AMOUNT

	2/08/10 (a) TO 3/31/10 (UNAUDITED)	2/08/10 (a) TO 3/31/10 (UNAUDITED)
Class 1 Shares
Shares sold	2,480,282	$25,372,515
Shares redeemed	(273)	(2,800)

Net increase	2,480,009	25,369,715
Beginning of period	0	0

End of period	2,480,009	$25,369,715

Class 2 Shares
Shares sold	2,077,207	$21,212,238

Net increase	2,077,207	21,212,238
Beginning of period	0	0

End of period	2,077,207	$21,212,238

2010 Semi-Annual Report	75

Notes to Financial Statements (continued)

	TAX-AWARE OVERLAY N PORTFOLIO

	SHARES	AMOUNT

	2/08/10 (a) TO 3/31/10 (UNAUDITED)	2/08/10 (a) TO 3/31/10 (UNAUDITED)
Class 1 Shares
Shares sold	2,447,889	$25,075,442
Shares redeemed	(20,419)	(209,228)

Net increase	2,427,470	24,866,214
Beginning of period	0	0

End of period	2,427,470	$24,866,214

Class 2 Shares
Shares sold	890,109	$9,033,793

Net increase	890,109	9,033,793
Beginning of period	0	0

End of period	890,109	$9,033,793

(a)	Commencement of operations.

NOTE 6.	Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

76	Sanford C. Bernstein Fund, Inc.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE 7.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

2010 Semi-Annual Report	77

Sanford C. Bernstein Fund, Inc.—[Overlay Portfolios]

BOARD OF DIRECTORS

Thomas B. Stiles II*^

Chairman

Marilyn G. Fedak

President

Irwin Engelman*†

Director

Bart Friedman*†

Director

William Kristol*†

Director

Donald K. Peterson*

Director

Rosalie J. Wolf*†

Director

OFFICERS

Philip L. Kirstein

Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Emilie D. Wrapp

Secretary

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, New York 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT AND TRANSFER AGENT

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

78	Sanford C. Bernstein Fund, Inc.

* Member of the Audit Committee and the Independent Directors Committee.

^ Member of the Fair Value Pricing Committee.

† Member of the Nominating, Governance and Compensation Committee.

Board’s Consideration of Investment Management Arrangements

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

The Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the Investment Management Agreement between the Sanford C. Bernstein Fund (the “Fund”), on behalf of the Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C, Tax-Aware Overlay N Portfolios (each, an “Overlay Portfolio” and collectively, the “Overlay Portfolios”) and AllianceBernstein L.P. (the “Adviser”) (the “Investment Management Agreement”) at a meeting held on November 23, 2009.

Prior to approval of the Investment Management Agreement, the Board of Directors, including the Independent Directors, received and evaluated extensive materials relating to the approval of the Investment Management Agreement from the Adviser. In addition, the Independent Directors received materials prepared by the Senior Officer, as described below. The Directors discussed the Investment Management Agreement in private sessions with counsel and the Fund’s Senior Officer. On November 23, 2009, the Board of Directors held an in-person meeting to review the Investment Management Agreement and the materials they were provided. On November 23, 2009, the Board approved the Investment Management Agreement.

In approving the Investment Management Agreement, the Board of Directors considered all information it deemed reasonably necessary to evaluate the terms of the Agreement and considered whether the Investment Management Agreement would be in the best interests of each respective Overlay Portfolio.

The Board of Directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the proposed advisory fees in the Investment Management Agreement, wherein the Senior Officer concluded that the contractual fees contained in the Adviser’s proposal were reasonable with respect to all Overlay Portfolios and within the range of what would have been negotiated at arms-length in light of the surrounding circumstances.

The matters discussed below were considered separately by the Independent Directors in executive sessions, during which experienced counsel that is independent of the Adviser provided guidance to the Independent Directors. No single factor was considered in isolation or to be determinative to the decision of the Board to approve the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Overlay Portfolio to approve the Investment Management Agreement including the fees to be charged for services thereunder.

Fees and Expenses

The Board of Directors, including the Independent Directors, compared the fees of each Overlay Portfolio as proposed by the Adviser against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data. Where applicable, the Board considered similarities and differences between each Overlay Portfolio and the other funds in its respective peer group. The Senior Officer also performed analyses of the advisory fees based upon hypothetical fee structures and asset levels, and compared such analyses to the Overlay Portfolios’ peer groups. The Board noted that there are no comparable institutional clients or offshore funds or sub-advisory relationships that have a similar investment style as any of the Overlay Portfolios but further noted that the Adviser does provide volatility reducing overlay services to certain institutional clients although the Adviser does not receive any additional fees for providing such services.

On the basis of its review and consideration of the proposed fees as described above, the Board concluded that the proposed fees were reasonable.

2010 Semi-Annual Report	79

Board’s Consideration of Investment Management Arrangements (Continued)

Nature, Extent and Quality of Services

The Board of Directors, including the Independent Directors, considered their knowledge of the nature, quality and extent of services to be performed by the Adviser and its affiliates gained from their experience as directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Fund’s existing Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its administrative and other services that had been provided to the existing Portfolios and to be provided to the Overlay Portfolios. The Board also considered the Adviser’s track record of managing accounts that included securities and investments similar to those that would be held in the Overlay Portfolios, as well as how the organizational capabilities and financial condition of the Adviser could affect the nature and quality of its services.

In addition, the Directors considered the background and experience of the Adviser’s senior management. The Board also reviewed the qualifications, backgrounds and responsibilities of the investment staff who will be primarily responsible for day-to-day portfolio management services for each Overlay Portfolio. The Board then reviewed the compliance and administrative services of the Adviser that support the investment advisory services to be provided to the Overlay Portfolios and noted that such staff was sufficient to provide a high level of quality service to the Overlay Portfolios.

Since the Overlay Portfolios had not yet commenced operations, no performance or other historical information for the Overlay Portfolios was available.

The Board concluded that, overall, the Adviser had the experience and resources necessary to provide services of appropriate nature quality and scope with respect to the Overlay Portfolios.

Profitability

The Board of Directors did not consider historical information about the profitability of the Overlay Portfolios to the Adviser since the Overlay Portfolios had not yet commenced operations. However, they did consider the historical information regarding the profitability to the Adviser of the existing Portfolios as well as information about the overall profitability of the Adviser, the profitability of its mutual fund business, and its profitability with respect to the management of specific portfolios. The Adviser agreed to provide the Board of Directors with profitability information in connection with future proposed continuances of the Investment Management Agreement.

Economies of Scale

The Board of Directors, including the Independent Directors, considered whether there would be economies of scale in respect of the management of the Overlay Portfolios. The Directors noted that they had previously considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry and noted that many of the factors discussed in that presentation would be applicable to the Overlay Portfolios. The Board concluded that the Overlay Portfolios’ fee arrangements combined with the Adviser’s investments in services would most likely result in a sharing of any benefits of economies of scale with Fund investors, particularly during the initial stages of their operations.

Fall-Out Benefits and Other Revenue

The Board of Directors, including the Independent Directors, also took into account not only the advisory fees to be payable by the Overlay Portfolios, but also so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis) and brokerage commissions that may be paid to brokers affiliated with the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

80	Sanford C. Bernstein Fund, Inc.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the Investment Management Agreement, with the proposed fee schedule (set forth below):

ADVISORY FEE SCHEDULE
Overlay A Portfolio and Tax-Aware Overlay Portfolio	0.90% of average daily net assets

Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio, Tax-Aware Overlay N Portfolio	0.65% of average daily net assets

2010 Semi-Annual Report	81

The Following Is Not Part of the Shareholder Report or

the Financial Statements

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Dynamic Overlay Portfolios (or the “Portfolios” or “Overlay Portfolios”), which are being added to the existing Fund: 2

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

The Portfolios are not designed to be used as stand-alone investments and will only be used in conjunction with globally diversified Private Client portfolios. Overlay A Portfolio and Tax-Aware Overlay A Portfolio are intended for use in Private Client accounts that have a higher equity weighting (e.g., 80% equity and 20% fixed income). Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware C Portfolio and Tax-Aware N Portfolio are intended for use in Private Client accounts that have a higher fixed income weighting (e.g., 70% fixed income and 30% equity).3 Combinations of the Portfolios can be used to tailor the overlay service to suit a variety of Private Client account asset allocations. When applied in a systematic way over time, the overlay strategies are designed to: reduce portfolio volatility, reduce the probability of large losses as a result of negative “tail events”, and maintain returns over time. While the Portfolios are designed to reduce the probability of large losses, conversely, the side effect of such strategies is reducing the probability of large gains. These potential benefits are intended to be realized at the level of a Private Client’s account, including direct investments in individual securities as well as holdings in one or more of the Sanford C. Bernstein Portfolios,4 and not by a Portfolio on a stand-alone basis.

The Adviser will dynamically allocate among various asset classes within the Portfolios as economic and market conditions change in order to seek to provide the desired risk/return trade-off for 100% of the assets in the applicable Private Client accounts. The Portfolios may invest in a globally diversified set of asset classes that offer attractive return potential and/or low correlation, including U.S., international, and emerging market equity securities; US, international, and emerging market fixed income securities (including high yield securities and inflation protected securities); commodities; Real Estate Investment Trusts and currencies. At the outset, however, the Portfolios will focus their investments on the asset classes contained in globally diversified Private Client accounts.

The Adviser will dynamically adjust the various asset class exposures in each Portfolio as market and economic conditions change in order to seek to provide the desired risk/return trade-off for model Private Client portfolios. The Adviser will make asset allocation decisions based upon a series of asset class risk and return tools and fundamental research insights. The Adviser intends to incorporate a wide range of market variables to generate estimates of future returns, volatilities and correlations. The forecasts will be evaluated and used to construct the model portfolio and overlay implementation strategy.

The Portfolios will gain exposure to various asset classes through direct investments in equity and debt securities and through investments in derivatives. Adjustments to the Portfolios’ asset class exposures will be implemented principally through the use of derivatives. Use of derivative instruments will allow the Adviser to alter asset class exposures efficiently, without requiring transactions in the individual securities held by the Portfolios or in individual client accounts.

1 It should be noted that the Senior Officer’s evaluation was completed on November 10, 2009.

2 Future references to the various Portfolios do not include “Sanford C. Bernstein.”

3 Both the Overlay C Portfolio and the Overlay N Portfolio seek to minimize the impact of federal and state taxes on shareholders for California and New York residents, respectively.

4 Pertains to the other existing Portfolios of the Fund not discussed in this evaluation: Tax-Managed International Portfolio, International Portfolio, Emerging Markets Portfolio, U.S. Government Short Duration Portfolio, Short Duration Plus Portfolio, Intermediate Duration Portfolio, Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio, Short Duration New York Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio.

82	Sanford C. Bernstein Fund, Inc.

The evaluation of the investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement:

PORTFOLIO	ADVISORY FEE[5]
Overlay A Portfolio	0.90% of Average Daily Net Assets
Tax-Aware Overlay A Portfolio

Overlay B Portfolio	0.65% of Average Daily Net Assets
Tax-Aware Overlay B Portfolio
Tax-Aware Overlay C Portfolio
Tax-Aware Overlay N Portfolio

5 The advisory fees of each Portfolio are based on the percentage of each Portfolio’s average daily net assets, not an aggregate of the assets in the Portfolios shown.

2010 Semi-Annual Report	83

The Following Is Not Part of the Shareholder Report or

the Financial Statements (Continued)

The Adviser agreed to waive that portion of its management fees and/or reimburse the Portfolios for that portion of the Portfolios’ total operating expenses to the degree necessary to limit the Portfolios’ expense ratios to the amounts set forth below for the Portfolios’ start up period until September 30, 2011. The agreement allows for the Adviser to be reimbursed through September 30, 2012 for management fees that the Adviser waived or reimbursements that the Adviser made for fund expenses exceeding the Portfolios’ expense caps for the period through September 30, 2011. The agreement provides that such payment shall be made only to the extent that the payment does not cause the Portfolio’s aggregate expenses to exceed, on an annual basis, the Portfolio’s expense limitation, and that such payment shall not exceed the amount of the offering expenses recorded by the Portfolio for financial reporting purposes on or before September 30, 2011.

PORTFOLIO	EXPENSE CAP PURSUANT TO EXPENSE LIMITATION UNDERTAKING		ESTIMATED GROSS EXPENSE RATIO[6]	FISCAL YEAR END
Overlay A Portfolio	Private Client	1.20%	1.24%	September 30
	Class I7	1.00%	1.04%

Tax-Aware Overlay A Portfolio	Private Client	1.20%	1.24%	September 30
	Class I7	1.00%	1.04%

Overlay B Portfolio	Private Client	0.90%	0.95%	September 30
	Class I7	0.75%	0.80%

Tax-Aware Overlay B Portfolio	Private Client	0.90%	0.95%	September 30
	Class I7	0.75%	0.80%

Tax-Aware Overlay C Portfolio	Private Client	0.90%	0.95%	September 30
	Class I7	0.75%	0.80%

Tax-Aware Overlay N Portfolio	Private Client	0.90%	0.95%	September 30
	Class I7	0.75%	0.80%

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if a fund is in net redemption, and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. In recent years, investment advisers have been sued by institutional clients and have suffered reputational

6 Estimates of the Portfolios’ gross expense ratios are based on projected net assets for each Portfolio of $100 million.

7 The difference in the total expense ratio between the Private Client Class and Class I (Institutional Class) is the shareholder servicing fee. With respect to Private Client Class shares, except for Overlay A Portfolio and Tax-Aware Overlay A Portfolio, which have an Administrative and Servicing Fee (“A&S”) of 0.20%, the Portfolios have an A&S Fee of 0.15%. See pages 10-11 for additional information.

84	Sanford C. Bernstein Fund, Inc.

damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and the legal and reputation risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Portfolios.8 With respect to the Portfolios, the Adviser represented that there is no category in the Form ADV for institutional products that have a substantially similar investment style as the Portfolios. However, the Adviser has represented that it does provide volatility reducing overlay services to certain existing institutional clients although the Adviser does not receive any additional fees for providing such services.

The Adviser has represented that there are no offshore funds or sub-advisory relationships that the Adviser manages, which have a substantially similar investment style as any of the Portfolios.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included each Portfolio’s ranking with respect to the proposed management fees relative to the median of the Portfolio’s Lipper Expense Group (“EG”)9 at the approximate current asset level of the Portfolio.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size)11 comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds. However, due to the unique investment strategies employed by the Portfolios and the limited size of the Portfolios’ universe of Global Flexible Portfolio funds, Lipper expanded the peer selection methodology to include funds within a wider asset range than usual in order to create a representative peer group. However, unlike the Portfolios, which are intended as an overlay for the aggregate assets in the Private Client’s account, the Portfolios’ EG peers have the ability to invest in a variety of asset classes and are described as “stand-alone” funds in their prospectuses. At the request of the Senior Officer and the Adviser, institutional funds were considered for inclusion in the EGs in order to increase the sample size of each EG.

FUND[12]	CONTRACTUAL MANAGEMENT FEE (%)[13]	LIPPER EXP. GROUP MEDIAN (%)	RANK
Overlay A Portfolio	0.900	0.913	4/10

Tax-Aware Overlay A Portfolio	0.900	0.913	4/10

Overlay B Portfolio	0.650	0.900	1/9

Tax-Aware Overlay B Portfolio	0.650	0.900	1/9

Tax-Aware Overlay C Portfolio	0.650	0.900	1/9

Tax-Aware Overlay N Portfolio	0.650	0.900	1/9

8 The adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiable vary based upon each client relationship.

9 It should be noted that Lipper does not consider average account size when constructing EGs. As the Directors are aware, funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

10 The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

11 The Adviser asked Lipper to anticipate that each Portfolio’s asset size would be approximately $100 million.

12 Estimates of the Portfolios’ contractual management fees and total expense ratios are based on initial estimates of the Portfolios’ net assets at $100 million for each Portfolio.

13 The contractual management fee does not reflect any advisory fee waivers or expense caps that would effectively reduce the actual effective management fee.

2010 Semi-Annual Report	85

The Following Is Not Part of the Shareholder Report or

the Financial Statements (Continued)

Set forth below is a comparison of the Portfolios’ total expense ratios and the medians of their EGs and EUs. The Portfolios’ rankings are also shown.

FUND [12]	EXPENSE RATIO[14] (%)	LIPPER EXP. GROUP MEDIAN (%)	LIPPER GROUP RANK	LIPPER EXP. UNIVERSE MEDIAN (%)	LIPPER UNIVERSE RANK
Overlay A Portfolio	1.200	1.200	6/10	1.189	23/41

Tax-Aware Overlay A Portfolio	1.200	1.200	6/10	1.189	23/41

Overlay B Portfolio	0.900	1.199	3/9	1.177	9/41

Tax-Aware Overlay B Portfolio	0.900	1.199	3/9	1.177	9/41

Tax-Aware Overlay C Portfolio	0.900	1.199	3/9	1.177	9/41

Tax-Aware Overlay N Portfolio	0.900	1.199	3/9	1.177	9/41

Based on this analysis, the Portfolios have a more favorable ranking on a management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolios have not yet commenced operations. Therefore, there is no historic profitability data with respect to the Adviser’s investment services to the Portfolios.

The Portfolios’ Shareholder Servicing Agreement with the Adviser obligates the Adviser to provide shareholder services to the Portfolios’ shareholders. Under the Shareholder Servicing Agreement, Overlay A Portfolio and Tax-Aware Overlay A Portfolio, which are heavily invested in equity securities, pay 0.20% of the Portfolios’ daily net assets to the Adviser; Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio and Tax-Aware Overlay N Portfolio, which are heavily invested in fixed income securities, pay 0.15% of the Portfolios’ daily net assets to the Adviser.

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates may have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive.

Since there will be no retail class shares for the Portfolios, the Adviser’s affiliate, AllianceBernstein Investment Services, Inc., is not the transfer agent for either of the two classes of the Portfolios.

During the Fund’s fiscal year ended September 30, 2008, the Adviser’s affiliates, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB”, provided brokerage services to Tax-Managed International Portfolio and International Portfolio, and received commissions for providing such services. During the Fund’s fiscal year ended September 30, 2009, none of the existing Portfolios conducted any brokerage transactions with SCB. In the ordinary course of business, SCB receives liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s research expenses and increase its profitability.

14 Information on the Portfolios’ expenses pertains to the Private Client Class shares of the Portfolios.

86	Sanford C. Bernstein Fund, Inc.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,15 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli16 study on advisory fees and various fund characteristics. The preliminary results of the updated study, based on more recent data and using Lipper classifications, were found to be consistent with the results of the original study. The independent consultant observed patterns of lower advisory fees for funds with higher levels of assets and funds from larger family sizes compared to funds with smaller asset levels and funds from smaller family sizes, which according to the independent consultant is indicative of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds reached higher levels of assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIOS.

The Adviser believes it is a leading international investment adviser. Managed assets approximate $498 billion as of September 30, 2009. The Adviser has reported that it has the investment experience to manage the portfolio assets of the Portfolios and provide non-investment services to the Portfolios contemplated by the Investment Advisory Agreement. These non-investment services include the legal and compliance functions necessary to maintain the Portfolios’ registration statements with the SEC, as well as maintaining an effective compliance program as required by the securities laws. In addition, the Adviser monitors the Custodian’s maintenance of the books and records of the Portfolios and other third party service providers who perform various functions including audit, legal, custodian, transfer agent and pricing services.

Because the asset allocation overlay service is a new service, the Adviser does not have related portfolio performance information for accounts using an overlay strategy. It is anticipated that the Overlay A Portfolio and Tax-Aware A Portfolio will have a benchmark of the S&P 500 Index while Overlay B Portfolio will have a benchmark of the Barclays Capital Global Aggregate Index and the Overlay B, C and N Portfolios will have a benchmark of the Barclays Capital 5 year G.O. Municipal Index.

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 10, 2009

15 Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

16 The Deli study was originally published in 2002 based on 1997 data.

2010 Semi-Annual Report	87

SANFORD C. BERNSTEIN & CO., LLC

A subsidiary of AllianceBernstein L.P.

Distributor

SANFORD C. BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCB11–1947–0310

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)  There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund, Inc.

By:	/s/ Marilyn Fedak
Marilyn Fedak President

Date: May 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marilyn Fedak
Marilyn Fedak President

Date: May 28, 2010

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date: May 28, 2010